UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

LAIRD SUPERFOOD, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☐	No fee required.
☐	Fee paid previously with preliminary materials.
☒	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

5303 Spine Road, Suite 204
Boulder, Colorado 80301
(541) 588-3600

Dear Stockholder:

You are cordially invited to attend the special meeting of stockholders (the “Special Meeting”) of Laird Superfood, Inc. (the “Company”) to be held on [●], 2026 at [●] a.m., Mountain Time. The Special Meeting will be conducted as a virtual meeting of stockholders by means of a live audio webcast. We believe that hosting a virtual meeting will enable greater stockholder attendance and participation from any location. You will not be able to attend the Special Meeting in person. You will be able to attend the Special Meeting online by visiting www.virtualshareholdermeeting.com/LSF2026SM.

The Company believes that the acquisition of Navitas LLC and Global Superfoods Corp. (collectively, “Navitas”), as further described below and in the accompanying proxy statement, represents a unique and accretive growth opportunity that would be consistent with the Company’s strategic focus on premium functionals food products, while providing increased scale, new customers and greater geographic diversity, therefore increasing stockholder value. The Company’s management team has significant experience in the premium organic and natural food industry, which the Company believes will be beneficial for integrating and successfully operating Navitas following the acquisition described below.

On December 21, 2025, the Company entered into a securities purchase agreement (the “Acquisition Agreement”) by and among the Company, Encore Consumer Capital Fund II, LP (“Encore”), in its capacity as a Seller (defined below) and the representative of the Sellers, The Ira and Joanna Haber Family Trust, Dated October 5, 2015 (the “Haber Family Trust”), Advantage Capital Agribusiness Partners, L.P. (“Advantage Capital,” together with Encore and the Haber Family Trust, the “Sellers”), and, solely with respect to Section 12.16 thereof, Global Superfoods Corp. (“GSC”), pursuant to which, following the receipt of the stockholder approval (as contemplated by the accompanying proxy statement), the Company will acquire, directly or indirectly, (i) all of the issued and outstanding units of Navitas LLC from the Sellers and (ii) all of the issued and outstanding capital stock of GSC from Encore for a purchase price of $38.5 million in cash, subject to customary purchase price adjustments, including a working capital adjustment (the “Navitas Acquisition”).

Concurrently with the signing of the Acquisition Agreement, on December 21, 2025, the Company entered into an investment agreement (as amended on January 30, 2026, the “Investment Agreement”), by and among the Company, Gateway Superfood NSSIII Investment, LLC (“Gateway III”) and Gateway Superfood NSSIV Investment, LLC (“Gateway IV” and together with Gateway III, the “Investor”), which Investor is an affiliate of Nexus Capital Management LP (“Nexus”), pursuant to which the Investor agreed to purchase an aggregate of 50,000 initial shares (the “Initial Shares”) of a newly created series of the Company’s preferred stock, Series A Preferred Stock (“Preferred Stock”), at a purchase price of $1,000 per share for gross proceeds of $50.0 million at closing (the “Nexus Investment” and together with the Navitas Acquisition, the “Transactions”). Pursuant to the Investment Agreement, the Company has the option, for up to 270 days following the closing (or, if on such 270th day the Company is engaged in discussion with one or more counterparties regarding a potential acquisition or other strategic transaction, 360 days) and subject to certain conditions, to require Nexus to purchase, upon the same terms, up to an additional 60,000 shares of Preferred Stock (the “Additional Shares”), the proceeds of which must be used for a substantially concurrent strategic transaction (with any remaining proceeds following such strategic transaction to be used for general corporate purposes). The Preferred Stock will be convertible, at the option of the holder, into shares of the Company’s common stock (the “Conversion Shares”) at a fixed conversion price of $3.57 (subject to certain customary anti-dilution adjustments), will have a cumulative and compounding dividend at a rate of 5% per annum, and vote on an as-converted basis with the common stock. The issuance of the Initial Shares, the Additional Shares and the Conversion Shares is referred to as the “Stock Issuance.”

The Company’s common stock is listed on the NYSE American (“NYSE American”) under the ticker symbol “LSF.” As a result, the Company is subject to Sections 712 and 713 of the NYSE American Listed Company Guide, pursuant to which stockholder approval is required prior to certain issuances of securities. Accordingly, at the Special Meeting, Company stockholders will be asked to consider and vote upon: (i) a proposal to approve, for purposes of complying with the applicable sections of the NYSE American Listed Company Guide, the Stock Issuance (the “Stock Issuance Proposal”), (ii) a proposal to approve, on a non-binding, advisory basis, certain compensation that may be paid or become payable to the Company’s named executive officers in connection with the Transactions (the “Compensation Proposal”) and (iii) a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Stock Issuance Proposal (the “Adjournment Proposal”).

Each of these proposals is more fully described in the accompanying proxy statement, which each Company stockholder is encouraged to carefully read.

In connection with the Company’s entry into the Investment Agreement and the Acquisition Agreement, on December 21, 2025, the Company and Encore entered into voting and support agreements with certain stockholders, directors and executive officers of the Company (the “Laird Holders”), who collectively represent approximately 19.7% of the issued and outstanding shares of Company common stock as of December 19, 2025, whereby such Laird Holders, in their capacities as beneficial owners of the Company’s common stock (and, as applicable, not in their capacities as directors or officers of the Company), agreed to, among other things, vote or cause to be voted all common stock beneficially owned by the Laird Holders in favor of the Stock Issuance Proposal and the Adjournment Proposal and against alternative transactions.

We are providing the accompanying proxy statement and proxy card to our stockholders in connection with the solicitation of proxies to be voted at the Special Meeting (including following any adjournments, postponements or recesses of the Special Meeting). Information about the Special Meeting, the Nexus Investment, the Navitas Acquisition and other related business to be considered at the Special Meeting is included in the accompanying proxy statement. Whether or not you plan to attend the Special Meeting virtually, we urge you to read the accompanying proxy statement, including the Annexes and the accompanying financial statements of the Company and GSC, carefully and in its entirety. In particular, we urge you to carefully read the section titled “Risk Factors” beginning on page 15 of the accompanying proxy statement.

After careful consideration, the Board of Directors of the Company (the “Board”) has unanimously (i) approved and adopted the Acquisition Agreement and the Investment Agreement and the transactions contemplated thereby, including the Nexus Investment and the Navitas Acquisition, (ii) declared advisable the Acquisition Agreement and the Investment Agreement and the transactions contemplated thereby, including the Navitas Acquisition and the Nexus Investment, and (iii) recommended that our stockholders, voting together as a single class, vote “FOR” the approval of the Stock Issuance Proposal, the Compensation Proposal and the Adjournment Proposal. When you consider the Board’s recommendation, you should keep in mind that certain executive officers and non-employee directors of the Company have interests in the Navitas Acquisition and the Nexus Investment that may conflict with your interests as a stockholder. Please see the section titled “Proposal 1: The Stock Issuance Proposal—The Transactions—Interests of Certain Persons in the Transactions” for additional information.

Enclosed are the notice of the Special Meeting and proxy statement, which describe the business that will be acted upon at the Special Meeting.

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES OF COMMON STOCK YOU OWN. To vote your shares of common stock, please refer to the instructions included on the enclosed proxy card. If your shares are held in the name of a broker, trust, bank or other nominee and you receive these materials through such intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker, trust, bank or other nominee or contact your broker, trust, bank or other nominee directly in order to obtain a proxy issued to you by your intermediary to vote your shares. Failure to do so may result in your stock not being eligible to be voted by proxy at the Special Meeting. On behalf of the Board, I urge you to follow the instructions provided to you and vote your shares today, even if you plan to virtually attend the Special Meeting.

If you have any questions or need assistance voting, please contact our proxy solicitor:

Campaign Management, LLC

15 West 38th Street, Suite #747, New York, New York 10018

North American Toll-Free Phone:

1-855-422-1042

Email: info@campaign-mgmt.com

Call Collect Outside North America: +1 (212) 632-8422

Thank you for your support of Laird Superfood. I look forward to speaking with you at the Special Meeting.

Sincerely,

Geoffrey T. Barker
Chairman of the Board

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTIONS DESCRIBED HEREIN OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

The accompanying proxy statement is dated [●], 2026 and is expected to be first mailed to the Company’s stockholders on or about [●], 2026.

LAIRD SUPERFOOD, INC.
5303 Spine Road, Suite 204
Boulder, Colorado 80301
(541) 588-3600

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held on [●], 2026

NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the “Special Meeting”) of Laird Superfood, Inc., a Nevada corporation (the “Company”), will be held on [●], 2026 at [●] a.m., Mountain Time, by means of a live audio webcast for the following purposes:

(1)

Stock Issuance Proposal – To consider and vote upon a proposal to approve, for purposes of complying with Sections 712 and 713 of the NYSE American LLC Listed Company Guide, the issuance to Nexus Capital Management, LP (“Nexus”) of up to 110,000 shares of a newly created series of preferred stock, the Series A Preferred Stock of the Company, par value $0.001 per share (the “Preferred Stock”), in a private placement and the issuance of the underlying shares of the Company’s common stock (the “Conversion Shares”) (the “Nexus Investment”), the proceeds of which will be used for the acquisition by the Company of Navitas LLC and Global Superfoods Corp. (the “Navitas Acquisition” and together with the Nexus Investment, the “Transactions”);

(2)

Compensation Proposal – To approve, on a non-binding, advisory basis, certain compensation that may be paid or become payable to the Company’s named executive officers in connection with the Transactions; and

(3)

Adjournment Proposal – To consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Stock Issuance Proposal. This proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Stock Issuance Proposal.

Stockholders will also transact any other business that may properly come before the Special Meeting or any adjournment(s), postponement(s) or recess(es) thereof.

Stockholders are referred to the proxy statement accompanying this notice for more detailed information with respect to the matters to be considered at the Special Meeting. After careful consideration, the Board of Directors of the Company (the “Board”) has determined that each proposal listed above is in the best interests of the Company and its stockholders and has approved each proposal. The Board recommends that you vote “FOR” each of the proposals at the Special Meeting.

The Board has fixed 5:00 p.m., Mountain Time, on [●], 2026 as the record date for the Special Meeting (the “Record Date”). Only holders of record of shares of the Company’s common stock on the Record Date are entitled to receive notice of the Special Meeting and to vote at the Special Meeting or at any postponement(s), adjournment(s) or recess(es) thereof. A complete list of registered stockholders entitled to vote at the Special Meeting will be available for inspection at the headquarters of the Company during regular business hours for a period of 10 calendar days before the Special Meeting and will be open to the examination of any stockholder during the whole time of the Special Meeting. If you would like to review the list, please contact our Investor Relations department by emailing investors@lairdsuperfood.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON [●], 2026:

Hard copies of this notice, the Company’s proxy statement in connection with the Special Meeting and the proxy card will be mailed to stockholders of record as of the Record Date. In addition to delivering paper copies of these proxy materials to you by mail, this notice, the accompanying proxy statement and form of proxy are available to stockholders electronically via the internet at the following website: http://www.proxyvote.com.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your stock is registered in your name, even if you plan to attend the Special Meeting online, we request that you vote your shares in accordance with the instructions set out in the form of proxy and in the proxy statement to ensure that your stock will be represented at the Special Meeting.

If your stock is held in the name of a broker, trust, bank or other nominee and you receive these materials through such intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker, trust, bank or other nominee or contact your broker, trust, bank or other nominee directly in order to obtain a proxy issued to you by your intermediary to attend the Special Meeting and vote your shares. Failure to do so may result in your stock not being eligible to be voted by proxy at the Special Meeting.

Whether or not you expect to participate in the Special Meeting, the Board of Directors encourages you to review the accompanying proxy statement for information relating to each of the proposals and to cast your vote promptly.

By Order of the Board of Directors

Jason Vieth
Chief Executive Officer and Director

Boulder, Colorado
[●], 2026

i

Risk Management	104
Employees	105
Government Regulations	105
Intellectual Property	107
Legal Proceedings	107
NAVITAS MANGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS	108
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION	120
PROPOSAL 2: THE COMPENSATION PROPOSAL	131
Overview	131
Vote Required	131
Board Recommendation	131
PROPOSAL 3: THE ADJOURNMENT PROPOSAL	132
Overview	132
Vote Required	132
Board Recommendation	132
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	133
WHERE YOU CAN FIND ADDITIONAL INFORMATION	134
OTHER BUSINESS	135
SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS	136
INDEX TO FINANCIAL INFORMATION	F-1

ANNEX A: INVESTMENT AGREEMENT	A-1
ANNEX B: ACQUISITION AGREEMENT	B-1
ANNEX C: REGISTRATION RIGHTS AGREEMENT	C-1
ANNEX D: CERTIFICATE OF DESIGNATION	D-1

ii

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

DATED JANUARY 30, 2026

5303 Spine Road, Suite 204

Boulder, Colorado 80301

(541) 588-3600

PROXY STATEMENT
FOR
SPECIAL MEETING OF STOCKHOLDERS

To Be Held [●], 2026

The accompanying proxy is solicited by the Board of Directors (the “Board”) on behalf of Laird Superfood, Inc., a Nevada corporation (the “Company”), to be voted at the special meeting of stockholders of the Company (the “Special Meeting”) to be held on [●], 2026, at the time and place and for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders (the “Notice”) and at any adjournment(s), postponement(s) or recess(es) of the Special Meeting. This proxy statement (this “Proxy Statement”) and accompanying form of proxy are expected to be first sent or given to stockholders on or about [●], 2026.

The executive offices of the Company are located at, and the mailing address of the Company is, 5303 Spine Road, Suite 204, Boulder, Colorado 80301. Unless the context otherwise indicates, references to “Laird Superfood,” “Laird,” “we,” “our,” “us” and the “Company” refer to Laird Superfood, Inc. and its subsidiary on a consolidated basis.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON [●], 2026:

In addition to delivering paper copies of the proxy materials to you by mail, the Notice, this Proxy Statement and the form of proxy are available to stockholders electronically via the internet at the following website: www.proxyvote.com.

SUMMARY TERM SHEET

This summary term sheet, together with the section titled “Questions and Answers About the Special Meeting,” summarizes certain information contained in this Proxy Statement, but may not contain all of the information that may be important to you. You should carefully read this entire Proxy Statement, including the attached Annexes, and the other documents to which this Proxy Statement refers you for a more complete understanding of the matters to be considered at the Special Meeting.

●

Laird Superfood, Inc., a Nevada corporation, which we refer to, either individually or together with its subsidiary, as the context requires, as “Laird,” “Laird Superfood,” “we,” “us,” “our” or the “Company,” creates award-winning, plant-based superfood products that are clean, delicious, and functional. Our products are designed to enhance a consumer’s daily ritual and keep them fueled naturally throughout the day. Laird Superfood was co-founded in 2015 by the world’s most prolific big-wave surfer, Laird Hamilton. Laird Superfood’s offerings are environmentally conscientious, responsibly tested and made with real ingredients. For more information about the Company, please see the section titled “Information About the Company.”

●

As of [●], 2026, the Record Date (defined below) for the Special Meeting, there were [●] shares of the Company’s common stock issued and outstanding and there were no shares of the Company’s preferred stock issued and outstanding.

●

Navitas LLC, a Delaware limited liability company, is a leading premium food brand specializing in high-quality, healthy, organic superfoods sold in natural and conventional grocery, club and ecommerce channels. Navitas was founded in 2003 and has a 20+ year history as a pioneer in superfoods with a premium, purpose-driven platform of organic, functional food products that resonate with today’s health-conscious consumer. Global Superfoods Corp., a Delaware corporation (“GSC”), is a holding company with no operations whose purpose is to hold units of Navitas. For more information about Navitas LLC and GSC (collectively referred to herein as “Navitas”), please see the sections titled “Information about GCS,” “Information About Navitas,” and “Navitas Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

●

On December 21, 2025 (the “Execution Date”), the Company entered into a securities purchase agreement (the “Acquisition Agreement”) by and among the Company, Encore Consumer Capital Fund II, LP (“Encore”), in its capacity as a Seller (defined below) and the representative of the Sellers (the “Seller Representative”), The Ira and Joanna Haber Family Trust, Dated October 5, 2015 (the “Haber Family Trust”), Advantage Capital Agribusiness Partners, L.P. (“Advantage Capital,” together with Encore and the Haber Family Trust, the “Sellers”), and, solely with respect to Section 12.16 thereof, GSC, pursuant to which, following the receipt of the Company Stockholder Approval (defined below) and the satisfaction of other conditions to closing, the Company will acquire, directly or indirectly, (i) all of the issued and outstanding units of Navitas LLC from the Sellers and (ii) all of the issued and outstanding capital stock of GSC from Encore for a purchase price of $38.5 million in cash, subject to customary purchase price adjustments, including a working capital adjustment (the “Navitas Acquisition”).

●	Concurrently with the signing of the Acquisition Agreement, on the Execution Date, the Company entered into an investment agreement (as amended on January 30, 2026, the “Investment Agreement”), by and among the Company, Gateway Superfood NSSIII Investment, LLC (“Gateway III”) and Gateway Superfood NSSIV Investment, LLC (“Gateway IV” and together with Gateway III, the “Investor”), which Investor is an affiliate of Nexus Capital Management LP (“Nexus”), pursuant to which the Investor agreed to purchase an aggregate of 50,000 initial shares (the “Initial Shares”) of a newly created series of the Company’s preferred stock, Series A Preferred Stock (“Preferred Stock”), at a purchase price of $1,000 per share for gross proceeds of $50.0 million at closing (the “Nexus Investment” and together with the Navitas Acquisition, the “Transactions”).

●

Pursuant to the Investment Agreement, the Company has the option, for up to 270 days following the closing (or, if on such 270th day the Company is engaged in discussion with one or more counterparties regarding a potential acquisition or other strategic transaction, 360 days) following the Closing (as defined below) and subject to certain conditions, to require Nexus to purchase, upon the same terms, up to an additional 60,000 shares of Preferred Stock (the “Additional Shares”), the proceeds of which must be used for a substantially concurrent strategic transaction (with any remaining proceeds following such strategic transaction to be used for general corporate purposes). The Preferred Stock will be convertible, including at the option of the holder, into shares of the Company’s common stock (the “Conversion Shares”) at a fixed conversion price of $3.57 (subject to certain customary anti-dilution adjustments), will have a cumulative and compounding dividend at a rate of 5% per annum, and vote on an as-converted basis with the common stock. The issuance of the Initial Shares, the Additional Shares and the Conversion Shares is referred to herein as the “Stock Issuance.”

●	At the closing of the Transactions (the “Closing”), based on the number of shares of common stock outstanding as of January 28, 2026, Nexus’s equity interest in the Company would represent, on a diluted basis for in-the-money instruments at $3.30 per share, approximately 53.3% of the Company’s issued and outstanding common stock. Based on the number of shares of common stock outstanding as of January 28, 2026, following the issuance of the Initial Shares, Nexus would hold Preferred Stock convertible into 56.7% of the Company’s issued and outstanding common stock (or 74.2% of the Company’s issued and outstanding common stock assuming the issuance of the Additional Shares).

●

As a holder of Preferred Stock, the Investor would be able to vote on an as-converted basis with holders of common stock on all matters subject to a vote by the Company’s stockholders, subject to applicable law. The Preferred Stock will be convertible, at the option of the holder, into shares of the Company’s common stock at a fixed conversion price of $3.57 (subject to certain customary anti-dilution adjustments). The Preferred Stock will accrue dividends at an annual rate of 5%, accrued daily and compounded quarterly and have such other rights as set forth in the Certificate of Designation of the Preferred Stock, as further described in this Proxy Statement.

●

Pursuant to the Investment Agreement, effective as of the Closing, (i) the Company will appoint four designated representatives of Nexus and its affiliates, each to the Board to serve for a term expiring at the Company’s next annual meeting of stockholders and until their successors are duly elected and qualified, (ii) Grant LaMontagne will remain a director of the Company and be deemed the fifth designated representative of Nexus and its affiliates (together with the four designated representatives in the foregoing clause (i), (the “Nexus Designees”)) as of the Closing and (iii) the Company and the Board will cause the total number of directors on the Board to be fixed at nine and a number of directors will resign such that the total number of directors on the Board is nine. Thereafter, the number of Nexus Designees will adjust proportionately to Nexus’s ownership thresholds, subject to applicable law and stock exchange rules.

●

Subject to applicable law, Nexus will have the right to remove, with or without cause, any Nexus Designee at any time upon two business days’ notice. In addition to the foregoing, the Investment Agreement provides Nexus and its affiliates with certain information rights, which include, (i) subject to certain ownership thresholds, the ability of Nexus to request certain information from the Company regarding its business and operations and access to the Company’s management team and (ii) the ability of Nexus to share certain non-public information concerning the Company with other individuals associated with its affiliates, provided that Nexus’s affiliates are informed about the confidential nature of such information.

●

The Company’s management and the Board considered various factors in determining whether to approve and adopt the Acquisition Agreement and the Investment Agreement and the transactions contemplated thereby, including the Transactions. The Board’s reasons for approving the Transactions are described in the section titled “Proposal 1: The Stock Issuance Proposal—The Transactions—The Board’s Reasons for Approving the Transactions.”

●

At the Special Meeting, the stockholders of the Company will be asked to consider and vote upon a proposal to approve, for purposes of complying with Sections 712 and 713 of the NYSE American LLC (“NYSE American”) Listed Company Guide, the Stock Issuance (the “Stock Issuance Proposal”). For more information about the Stock Issuance Proposal, please see the section titled “Proposal 1: The Stock Issuance Proposal.” In addition to voting on the Stock Issuance Proposal at the Special Meeting, the stockholders of the Company will be asked to vote on a proposal to approve, on a non-binding, advisory basis, certain compensation that may be paid or become payable to the Company’s named executive officers in connection with the Transactions (the “Compensation Proposal”) and a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Stock Issuance Proposal (the “Adjournment Proposal”). For more information about the Compensation Proposal and the Adjournment Proposal, please see the sections titled “Proposal 2: Non-Binding, Advisory Vote on Transaction-Related Named Executive Officer Compensation” and “Proposal 3: The Adjournment Proposal,” respectively. The Transactions are conditioned on, among other things, the approval of the Stock Issuance Proposal at the Special Meeting (“Company Stockholder Approval”). The Compensation Proposal and the Adjournment Proposal are not conditioned on the approval of any other proposal set forth in this Proxy Statement.

●

The closing of the Transactions are each subject to the satisfaction or waiver of a number of conditions set forth in the Acquisition Agreement and the Investment Agreement, as applicable, including, among others, (i) approval of the Stock Issuance as contemplated by this Proxy Statement, (ii) the absence of any temporary or permanent judgment, law or governmental order restraining, enjoining or otherwise prohibiting the consummation of the Transactions, (iii) in the case of the Investment Agreement, reconstitution of the Board such that the number of total directors on the Board is nine and the Nexus Designees are appointed effective as of the closing and (iv) in the case of the Acquisition Agreement, the absence of a Material Adverse Effect (as defined in the Acquisition Agreement). For more information about the closing conditions to the Transactions, please see the sections titled “Proposal 1: The Stock Issuance Proposal—The Acquisition Agreement—Conditions to Closing” and “Proposal 1: The Stock Issuance Proposal—Conditions to Closing of the Nexus Investment,” respectively.

●

The Acquisition Agreement may be terminated at any time prior to the consummation of the Navitas Acquisition upon agreement of the Company and Encore, or by the Company or Encore, on behalf of itself and the Sellers, in specified circumstances. For more information about the termination rights under the Acquisition Agreement, please see the section titled “Proposal 1: The Stock Issuance Proposal—The Acquisition Agreement—Termination Rights.”

●

The Investment Agreement may be terminated at any time prior to the consummation of the Nexus Investment upon agreement of the parties thereto, or by the Company or the Investor, in specified circumstances. For more information about the termination rights under the Investment Agreement, please see the section titled “Proposal 1: The Stock Issuance Proposal—The Investment Agreement—Termination.”

●	The proposed Navitas Acquisition and Nexus Investment involve numerous risks. For more information about these risks, please see the section titled “Risk Factors.”

●

In considering the recommendation of the Board to vote for the proposals presented at the Special Meeting, including the Stock Issuance Proposal, you should be aware that certain of the Company’s executive officers and non-employee directors have interests in the Transactions that are different from, or in addition to, the interests of the Company’s stockholders generally. The Board and the disinterested members of the Board were aware of and considered these interests, among other matters, in evaluating the Transactions before recommending to the Company’s stockholders that they vote in favor of the proposals presented at the Special Meeting. Stockholders should take these interests into account in deciding whether to approve the proposals presented at the Special Meeting. These interests include, among other things, that the Nexus Investment, the proceeds of which will be used for the Navitas Acquisition, will constitute a “Change in Control” under the terms of the executive employment agreements of each of Jason Vieth, the Company’s Chief Executive Officer, and Anya Hamill, the Company’s Chief Financial Officer. As a result, in the event that either Mr. Vieth and Ms. Hamill are terminated under certain circumstances, such individual will be entitled to certain cash payments and the vesting of shares underlying such individual’s equity awards. For a description of our named executive officers’ compensation arrangements in connection with the Transactions, see “Proposal 1: The Stock Issuance Proposal— The Transactions —Interests of Certain Persons in the Transactions”.

●	In addition, in connection with the Company’s entry into the Acquisition Agreement, on the Execution Date, the Company and Encore entered into voting and support agreements with certain stockholders, directors and executive officers of the Company (each, a “Laird Holder”), who collectively represent approximately 19.7% of the issued and outstanding shares of Company common stock as of December 19, 2025, whereby each Laird Holder, in such Laird Holder’s capacity as a beneficial owner of the Company’s common stock (and, as applicable, not in such Laird Holder’s capacity as a director or officer of the Company), agreed to, among other things, vote or cause to be voted all common stock beneficially owned by such Laird Holder in favor of the Stock Issuance Proposal and the Adjournment Proposal and against alternative transactions.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a “street name” holder, you must obtain a proxy from your broker, trust, bank or other nominee in order to vote your stock at the Special Meeting.

What is a proxy statement?

A proxy statement is a document that the regulations of the Securities and Exchange Commission (the “SEC”) require that we give to you when we ask you to sign a proxy card to vote your stock at the Special Meeting.

What is the purpose of the Special Meeting?

At the Special Meeting, stockholders will act upon the following matters outlined in the Notice:

(1)

to consider and vote upon a proposal to approve, for purposes of complying with Sections 712 and 713 of the NYSE American Listed Company Guide, the issuance to Nexus of up to 110,000 shares of Preferred Stock, the proceeds of which will be used for the Navitas Acquisition and the issuance of the underlying Conversion Shares;

(2)	to approve, on a non-binding, advisory basis, certain compensation that may be paid or become payable to our named executive officers in connection with the Transactions;

(3)

to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Stock Issuance Proposal; and

(4)	to transact any other business that may properly come before the Special Meeting or any adjournment, postponement or recess thereof.

What is the Navitas Acquisition?

On December 21, 2025, we entered into the Acquisition Agreement with the Sellers, pursuant to which we will acquire Navitas LLC and GCS. Navitas LLC is a leading premium food brand specializing in high-quality, healthy, organic superfoods sold in natural and conventional grocery, club and ecommerce channels. GSC is a holding company with no operations whose purpose is to hold units of Navitas LLC. For more information about Navitas and GSC, please see the sections titled “Information About Navitas,” “Information about GSC” and “Navitas’s Management’s Discussion and Analysis of Financial Condition and Results of Operations”.

A copy of the Acquisition Agreement is attached to this Proxy Statement as Annex B. You should read this Proxy Statement and its Annexes carefully and in their entirety.

What is the consideration for the Navitas Acquisition?

As consideration for the Navitas Acquisition, we agreed to pay the Sellers an amount in cash equal to $38.5 million (the “Navitas Purchase Price”), which is subject to customary purchase price adjustments as set forth in the Acquisition Agreement, including a working capital adjustment.

What is the Nexus Investment?

Concurrently with the signing of the Acquisition Agreement, on the Execution Date, the Company entered into the Investment Agreement with affiliates of Nexus, pursuant to which Nexus agreed to purchase an aggregate of 50,000 initial shares of Preferred Stock at a purchase price of $1,000 per share for gross proceeds of $50.0 million at the Closing. The proceeds from the Nexus Investment will be used to consummate the Navitas Acquisition. In addition, the Company has the option, for up to 270 days following the closing (or, if on such 270th day the Company is engaged in discussion with one or more counterparties regarding a potential acquisition or other strategic transaction, 360 days) following the closing and subject to certain conditions, to require Nexus to purchase, upon the same terms, up to an additional 60,000 shares of Preferred Stock, the proceeds of which must be used for a substantially concurrent strategic transaction (with any remaining proceeds following such strategic transaction to be used for general corporate purposes). A copy of the Investment Agreement is attached to this Proxy Statement as Annex A. You should read this Proxy Statement and its Annexes carefully and in their entirety.

How would the proceeds from the Nexus Investment be used?

The Company intends to use the proceeds from the issuance and sale of the Initial Shares to fund the Navitas Acquisition and pay costs, fees and expenses incurred in connection with the Transactions, with any remaining proceeds being used for general corporate purposes. The Company intends to use the proceeds from the issuance and sale of the Additional Shares, if any, to fund strategic transactions, with any remaining proceeds being used for general corporate purposes. Our stockholders will not receive any proceeds from the Navitas Acquisition.

What equity stake will Nexus have in the Company immediately following the Nexus Investment?

At the closing of the Transactions, based on the number of shares of common stock outstanding as of January 28, 2026, Nexus’s equity interest in the Company would represent, on a diluted basis for in-the-money instruments at $3.30 per share, approximately 53.3% of the Company’s issued and outstanding common stock. Based on the number of shares of common stock outstanding as of January 28, 2026, following the issuance of the Initial Shares, Nexus would hold Preferred Stock convertible into 56.7% of the Company’s issued and outstanding common stock (or 74.2% of the Company’s issued and outstanding common stock assuming the issuance of the Additional Shares). As a holder of Preferred Stock, the Investor would be able to vote on an as-converted basis with holders of common stock on all matters subject to a vote by the Company’s stockholders, subject to applicable law. The Preferred Stock will be convertible, at the option of the holder, into shares of the Company’s common stock at a fixed conversion price of $3.57 (subject to certain customary anti-dilution adjustments). The Preferred Stock will accrue dividends at an annual rate of 5%, accrued daily and compounded quarterly and have such other rights as set forth in the Certificate of Designation of the Preferred Stock. A copy of the Certificate of Designation is attached to this Proxy Statement as Annex D. You should read this Proxy Statement and its Annexes carefully and in their entirety.

Why is the Company seeking stockholder approval of the Stock Issuance Proposal?

Section 712 of the NYSE American Listed Company Guide requires stockholder approval as a prerequisite to approval of applications to list additional shares to be issued as sole or partial consideration for an acquisition of the stock or assets of another company and where the present or potential issuance of common stock, or securities convertible into common stock, could result in an increase in outstanding common stock of 20% or more of the outstanding shares of common stock of the issuer before the issuance. Section 713 of the NYSE American Listed Company Guide requires stockholder approval as a prerequisite to approval of applications to list additional shares to be issued when the issuance or potential issuance of additional shares will result in a change of control of the issuer. In the aggregate, the Initial Shares to be issued at the Closing and the Additional Shares that would be issuable to the Investor would be convertible into 30,812,324 shares of common stock of the Company, which shares would represent greater than 20% of the outstanding shares of common stock of the Company. Accordingly, we are asking our stockholders to approve, for purposes of complying with the applicable provisions of Sections 712 and 713 of the NYSE American Listed Company Guide, the issuance of up to 110,000 shares of Preferred Stock and the underlying Conversion Shares in connection with the Nexus Investment and the resulting Navitas Acquisition.

In addition, approval of the Stock Issuance Proposal is a closing condition under the Acquisition Agreement and the Investment Agreement. If the Stock Issuance Proposal is not approved, (i) either the Company or Encore may terminate the Acquisition Agreement and the Navitas Acquisition may not be completed, and (ii) Nexus may terminate the Investment Agreement and the Nexus Investment may not be completed, in each case which may have an adverse effect on our business and financial condition.

How has the announcement of the Transactions affected the trading price of the Company’s common stock?

On December 19, 2025, the trading date immediately prior to the public announcement of the Transactions, the closing price of our common stock on The NYSE American was $2.20. On January 28, 2026, the closing price of our common stock on The NYSE American was $3.30

Will the management and the Board change as a result of the Nexus Investment?

Yes. Pursuant to the Investment Agreement, we have agreed to reconstitute the Board such that (i) we will appoint four Nexus Designees to the Board with each to serve for a term expiring at the Company’s next annual meeting of stockholders and until their successors are duly elected and qualified, (ii) Grant LaMontagne will remain a director of the Company and be deemed the fifth Nexus Designee as of the closing of the Transactions, (iii) the Company and the Board will cause the total number of directors on the Board to be fixed at nine and (iv) a number of directors will resign such that the total number of directors on the Board is nine. Thereafter, the number of Nexus Designees will adjust proportionately to Nexus’s ownership thresholds, subject to applicable law and stock exchange rules. Subject to applicable law, Nexus will have the right to remove, with or without cause, any Nexus Designee at any time upon two business days’ notice.

With respect to the Company’s management, it is anticipated that following the closing of the Transactions, each of the Company’s executive officers will remain in their current positions.

What conditions must be satisfied to complete the Navitas Acquisition?

The consummation of the Navitas Acquisition is subject to the satisfaction or waiver of a number of conditions, including, among others, (i) approval of the Stock Issuance Proposal as contemplated by the Proxy Statement, (ii) the absence of any applicable law or judgment preventing, enjoining, restraining or otherwise prohibiting the consummation of the Navitas Acquisition and the transactions contemplated by the Acquisition Agreement, (iii) with respect to the Sellers and Navitas’s obligations to consummate the Navitas Acquisition, the representations and warranties of the Company being true and correct (subject to certain materiality exceptions), the Company having performed in all material respects its obligations under the Acquisition Agreement and the delivery of customary closing deliverables by the Company, (iv) with respect to the Company’s obligations to consummate the Navitas Acquisition, the representations and warranties of the Sellers being true and correct (subject to certain materiality exceptions), the Sellers having performed in all material respects their obligations under the Acquisition Agreement and the delivery of customary closing deliverables by the Sellers and (v) the absence of a Material Adverse Effect (as defined below).

These closing conditions may not be fulfilled in a timely manner or at all, and, accordingly, the Navitas Acquisition may not be consummated. For a summary of the conditions that must be satisfied or waived prior to completion of the Navitas Acquisition, see the section of this Proxy Statement titled “Proposal 1: The Stock Issuance Proposal— The Acquisition Agreement—Conditions to Closing.”

What happens if the Navitas Acquisition is not consummated?

If the Navitas Acquisition is not consummated, the Company would not acquire Navitas and might not be able to find similar financing for other potential strategic acquisitions of businesses in the premium organic and natural food industry.

The Acquisition Agreement contains certain termination rights for both the Company and Encore, on behalf of itself and the Sellers, including, among other things, if the Closing has not occurred prior to April 6, 2026 (subject to a 15-day extension under certain circumstances). In the event the Acquisition Agreement is terminated, the Company could be required to pay Navitas a termination fee of up to $2.0 million plus certain public company accounting expenses of Navitas. For more information regarding the parties’ specific termination rights, including any potential termination fee, see the section of this Proxy Statement titled “Proposal 1: The Stock Issuance Proposal—The Acquisition Agreement—Termination Rights”.

What conditions must be satisfied to complete the Nexus Investment?

The consummation of the Nexus Investment is conditioned upon the substantially concurrent consummation of the Navitas Acquisition on the terms contemplated by the Acquisition Agreement. In addition, the closing is subject to the satisfaction of various customary closing conditions, including, among others, (i) obtaining approval of the Stock Issuance Proposal as contemplated by the Proxy Statement, (ii) the absence of any temporary or permanent judgment, law or governmental order restraining, enjoining or otherwise prohibiting the consummation of the Transactions, (iii) obtaining any required regulatory approvals, including the listing of the Conversion Shares on the NYSE American, (iv) the absence of an Investor Material Adverse Effect (as defined below) on Nexus, (v) the absence of a Material Adverse Effect (as defined in the Investment Agreement) on the Company and (vi) reconstitution of the Board such that the number of total directors on the Board is nine including the five Nexus Designees. These closing conditions may not be fulfilled in a timely manner or at all, and, accordingly, the Nexus Investment may not be consummated. For a summary of the conditions that must be satisfied or waived prior to completion of the Nexus Investment, see the section of this Proxy Statement titled “Proposal 1: The Stock Issuance Proposal—Conditions to Closing of the Nexus Investment.”

What will happen to my shares of common stock in connection with the Nexus Investment and the Navitas Acquisition?

Neither the Nexus Investment nor the Navitas Acquisition will have any direct effect on your ownership of your shares of our common stock. If you hold your shares of common stock following the consummation of the Transactions, you will continue to hold the same number of shares with the same rights and privileges as your shares presently issued and outstanding.

What interests do our current executive officers and non-employee directors have in the Transactions?

Certain of our executive officers and non-employee directors have interests in the Transactions that are different from, or in addition to, the interests of our stockholders generally. The Board was aware of and considered these interests, among other matters, in evaluating the Transactions and before recommending to our stockholders that they vote in favor of the Stock Issuance Proposal at the Special Meeting. In addition, the disinterested members of the Board were aware of and considered these interests, among other matters, in evaluating the Transactions and before approving the Transactions. Stockholders should take these interests into account in deciding whether to approve the Stock Issuance. For more information on interests of our executive officers and non-employee directors in the Transactions, see the section of this Proxy Statement titled “Proposal 1: The Stock Issuance Proposal—The Transactions—Interests of Certain Persons in the Transactions.”

Are there any risks associated with the Transactions?

Yes. You should carefully review the section of this Proxy Statement titled “Risk Factors” beginning on page 15, which presents risks and uncertainties related to, among other things, the Navitas Acquisition, the Nexus Investment and the operations of the Company following the completion of the Transactions.

When does the Company anticipate closing the Transactions?

Assuming receipt of stockholder approval of the Stock Issuance Proposal at the Special Meeting, we expect to consummate the Transactions in the first quarter of 2026, but we cannot be certain when or if the conditions to the Transactions will be satisfied or, to the extent permitted, waived. Neither the Navitas Acquisition nor the Nexus Investment can be completed until the conditions set forth in the Acquisition Agreement and the Investment Agreement, respectively, are satisfied (or, to the extent permitted, waived).

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, SEC rules allow us to send only one proxy statement to that address, unless we have received instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate proxy statement in the future, he or she may contact us at 5303 Spine Road, Suite 204, Boulder, Colorado 80301, Attn: Investor Relations or by emailing investors@lairdsuperfood.com. Eligible stockholders of record receiving multiple copies of our Proxy Statement can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker, trust, or other nominee can request householding by contacting such nominee.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to Investor Relations at the address or email set forth above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your common stock in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold stock. Similarly, if you are a stockholder of record and hold stock in a brokerage account, you will receive a proxy card for stock held in your name and a voting instruction card for stock held in “street name.” See “What is the difference between a stockholder of record and a ‘street name’ holder?” below for more information. Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your stock is voted.

Why have a virtual meeting?

We have determined to embrace the latest technology to provide expanded access, improved communication and cost savings for our stockholders and the Company. We believe that conducting the Special Meeting as a virtual meeting is consistent with our commitment to stockholder participation and environmentalism and will encourage higher levels of stockholder participation while also helping us reduce the environmental impact associated with the Special Meeting.

How can I vote my shares in person and participate at the Special Meeting?

The Special Meeting will be held entirely online to allow greater participation. Stockholders may participate in the Special Meeting by visiting the following website: www.virtualshareholdermeeting.com/LSF2026SM. To participate in the Special Meeting, you will need the 16‐digit control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the stockholder of record may be voted electronically during the Special Meeting. Shares for which you are the beneficial owner but not the stockholder of record also may be voted electronically during the Special Meeting. However, even if you plan to attend the Special Meeting, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Special Meeting.

How can I vote my shares without attending the Special Meeting?

To vote your shares without attending the Special Meeting, please follow the instructions for Internet or telephone voting on the Notice. You may also vote by signing and submitting your proxy card and returning it by mail, if you are the stockholder of record, or by signing the voter instruction form provided by your bank, broker, trust, or other nominee and returning it by mail, if you are the beneficial owner but not the stockholder of record. This way your shares will be represented whether or not you are able to attend the Special Meeting.

What will I need in order to attend the Special Meeting?

You are entitled to attend the virtual Special Meeting only if you were a stockholder of record as of the Record Date for the Special Meeting or you hold a valid proxy for the Special Meeting. You may attend the Special Meeting, vote, and submit a question during the Special Meeting by visiting www.virtualshareholdermeeting.com/LSF2026SM and using your 16‐digit control number to enter the meeting. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you may be required to provide proof of beneficial ownership, such as your most recent account statement as of the Record Date, a copy of the voting instruction form provided by your bank, broker, trust, or other nominee, or other similar evidence of ownership. If you do not comply with the procedures outlined above, you will not be admitted to the virtual Special Meeting.

What is the record date and what does it mean?

The record date determines the stockholders that are entitled to notice of, and to vote at, the Special Meeting. The record date for the Special Meeting is 5:00 p.m., Mountain Time, on [●], 2026 (the “Record Date”). The Record Date was established by the Board as required by Nevada law. As of the Record Date, [●] shares of our common stock, excluding shares held by us as treasury stock, were issued and outstanding.

Who is entitled to vote at the Special Meeting?

Only the holders of common stock at 5:00 p.m., Mountain Time, on the Record Date may vote at the Special Meeting.

What are the voting rights of the stockholders?

Each holder of common stock is entitled to one vote per share of common stock on all matters to be acted upon at the Special Meeting. Neither our Articles of Incorporation (the “Articles of Incorporation”) nor our Bylaws (the “Bylaws”) allow for cumulative voting rights.

The presence, in person or by remote communication or by proxy, of the holders of a majority in voting power of the capital stock of the Company issued and outstanding and entitled to vote, is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Special Meeting, the person presiding over the meeting or a majority in voting power of the stockholders entitled to vote at the Special Meeting, present in person or by remote communication or by proxy, may adjourn the Special Meeting from time to time until a quorum is present or represented, but no business may be transacted at any adjourned meeting except which could have been lawfully transacted had the meeting not been adjourned. Pursuant to our Bylaws, for the purposes of this virtual Special Meeting, presence “in person” is satisfied by being present online during the audio webcast at www.virtualshareholdermeeting.com/LSF2026SM.

What is the difference between a stockholder of record and a “street name” holder?

If your stock is registered directly in your name with Broadridge Corporate Issuer Solutions, Inc., the Company’s transfer agent, you are considered the stockholder of record with respect to that stock. The Proxy Statement and proxy card have been sent directly to you by the Company’s transfer agent.

If your stock is held in a stock brokerage account or by a trust, bank or other nominee, such nominee is considered the record holder of that stock. You are considered the beneficial owner of that stock, and your stock is held in “street name.” The Proxy Statement has been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your stock by using the voting instructions it included in the mailing or by following its instructions for voting.

What is a broker non-vote?

A “broker non-vote” occurs on a proposal when (i) a broker, trust, bank or other nominee has discretionary authority to vote on one or more proposals to be voted on at a meeting of stockholders, but is not permitted to vote on other proposals without instructions from the beneficial owner of the shares, and (ii) the beneficial owner fails to provide the broker, trust, bank or other nominee with such instructions. Because all of the proposals currently expected to be voted on at the Special Meeting are non-routine matters for which brokers do not have discretionary authority to vote, we do not expect there to be any broker non-votes at the Special Meeting.

How do I vote my stock?

If you are a record holder, you may vote your common stock by following the instructions included on your proxy card. To vote at the Special Meeting, you must attend the Special Meeting online and submit a ballot in accordance with the instructions provided at www.virtualshareholdermeeting.com/LSF2026SM. The ballot will be provided online during the Special Meeting. See “How can I vote my shares in person and participate at the Special Meeting?” above for more information.

If you hold some or all of your stock in “street name,” your broker, trust, bank or other nominee should provide to you a request for voting instructions for the stock together with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your stock. Alternatively, if you want to vote your stock online at the Special Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy. If you fail to obtain a nominee-issued proxy, you will not be able to vote your nominee-held stock online at the Special Meeting.

Who counts the votes?

All votes will be tabulated by The Carideo Group, the inspector of election appointed for the Special Meeting, or its substitute. Votes for each proposal will be tabulated separately.

Can I vote my stock online at the Special Meeting?

Yes. If you are a stockholder of record, you may vote your stock at the virtual meeting by completing a ballot online at the Special Meeting at www.virtualshareholdermeeting.com/LSF2026SM. See “How can I vote my shares in person and participate at the Special Meeting?” and “How do I vote my stock?” above for more information.

If you hold your stock in “street name,” you may vote your stock online only if you obtain a proxy issued by your bank, broker or other nominee giving you the right to vote the stock.

Even if you currently plan to attend the Special Meeting online, we recommend that you also vote your shares as soon as possible so that your votes will be counted if you later decide not to attend the Special Meeting or are unable to attend.

What are my choices when voting?

With respect to the proposals to be acted upon at the Special Meeting, you may vote as follows:

●	the Stock Issuance Proposal — “FOR,” “AGAINST” or “ABSTAIN”;

●	the Compensation Proposal — “FOR,” “AGAINST” or “ABSTAIN”; and

●	the Adjournment Proposal — “FOR,” “AGAINST” or “ABSTAIN”.

How does the Board recommend that I vote my stock?

The Board recommends that you vote your stock as follows:

●	“FOR” the Stock Issuance Proposal;

●	“FOR” the Compensation Proposal; and

●	“FOR” the Adjournment Proposal.

What if I do not specify how I want my stock voted on my proxy card?

If you are a record holder who returns a completed proxy card that does not specify how you want to vote your stock with respect to one or more of the proposals, the proxies designated on the proxy card will vote your stock for each proposal as to which you provide no voting instructions in the following manner:

●	“FOR” the Stock Issuance Proposal;

●	“FOR” the Compensation Proposal; and

●	“FOR” the Adjournment Proposal.

We do not anticipate that any other matters will come before the Special Meeting, but if any other matters properly come before the Special Meeting, then the designated proxies will vote your stock in accordance with applicable law and their judgment.

If you are a “street name” holder and do not provide voting instructions with respect to one or more proposals, your broker, trust, bank or other nominee will be unable to vote your stock with respect to such proposal. See “What is a broker non-vote?” above for more information.

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy by any of the following means:

●	attending the Special Meeting and voting your stock by ballot online at the Special Meeting;

●	completing and submitting a new valid proxy bearing a later date;

●	voting by telephone or via the Internet as instructed in your proxy card (only your latest telephone or Internet proxy is counted); or

●

giving written notice of revocation to the Company addressed to the Company’s Corporate Secretary at the Company’s address above, which notice must be received before noon, Mountain Time, on [●], 2026.

If you are a “street name” holder, your broker, trust, bank or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What percentage of the vote is required to approve each proposal?

Assuming the presence of a quorum, approval of each of the Stock Issuance Proposal, the Compensation Proposal and the Adjournment Proposal requires the affirmative vote of the holders of a majority of the votes cast (excluding abstentions and broker non-votes) on such matter by the holders entitled to vote thereon.

How are abstentions and broker non-votes treated?

Abstentions are included in the determination of the number of shares of common stock present at the Special Meeting for determining a quorum at the meeting. Abstentions will have no effect on the Stock Issuance Proposal, the Compensation Proposal or the Adjournment Proposal.

Because all of the proposals currently expected to be voted on at the Special Meeting are non-routine matters, we do not expect there to be any broker non-votes at the Special Meeting.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Special Meeting?

No. None of our stockholders have any dissenters’ or appraisal rights with respect to the matters to be voted on at the Special Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

The Board is asking for your proxy, and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of common stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below. Additionally, the Company has also engaged Campaign Management, LLC to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay Campaign Management, LLC a fee of $15,000, plus reasonable out-of-pocket expenses, in connection with its proxy solicitation services.

Is this Proxy Statement the only way that proxies may be solicited?

No. In addition to the solicitation of proxies by use of the mail, officers and employees of the Company may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. These officers and employees will not receive additional compensation but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the common stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of common stock.

Are there any other matters to be acted upon at the Special Meeting?

Management does not intend to present any business at the Special Meeting for a vote other than the matters set forth in the accompanying Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Special Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the stock represented by the proxies held by them in accordance with applicable law and their discretion on such matters.

Where can I find voting results?

The Company expects to publish the voting results of the Special Meeting in a Current Report on Form 8-K, which it expects to file with the SEC within four business days following the date of the Special Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the Annexes and other documents we refer to in this Proxy Statement. If you have any questions, or need additional material, please feel free to contact Investor Relations by emailing investors@lairdsuperfood.com.

If you need assistance in submitting your proxy or voting your shares, please contact our proxy solicitor:

Campaign Management, LLC

Strategic Stockholder Advisor and Proxy Solicitation Agent

15 West 38th Street, Suite #747, New York, New York 10018

North American Toll-Free Phone:

1-855-422-1042

Email: info@campaign-mgmt.com

Call Collect Outside North America: +1 (212) 632-8422

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement and the documents incorporated by reference herein contain “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are based on current expectations, estimates, forecasts and assumptions and are subject to risks and uncertainties. Words such as “anticipate,” “assume,” “began,” “believe,” “budget,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “would” and variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements relate to, among other things, expectations of future financial performance, business strategies or expectations for our business following the Nexus Investment and the Navitas Acquisition and the timing and ability for us to complete the Nexus Investment and the Navitas Acquisition, and are based on management’s beliefs and assumptions and on information currently available to management.

All forward-looking statements speak only as of the date on which they are made. Such forward-looking statements are subject to certain risks, uncertainties and assumptions relating to factors that could cause actual results to differ materially from those anticipated in such statements, including, without limitation, the following:

●	our ability to consummate the Navitas Acquisition;

●	our ability to effectively integrate and manage the business of Navitas or realize the expected benefits and synergies from the Navitas Acquisition;

●	our ability to achieve the anticipated operational and financial results following the Navitas Acquisition;

●	our ability to retain members of management and other key employees following the Navitas Acquisition;

●	our ability to complete the Nexus Investment in order to obtain financing for the Navitas Acquisition;

●	our ability to consummate favorable acquisitions and effectively integrate any companies or properties that we acquire;

●	our ability to obtain additional capital or financing when and if necessary, to execute our business plan, including through offerings of debt or equity or sale of any of our assets;

●	our limited operating history and ability to become profitable;

●	our ability to manage our growth, including our human resource requirements;

●	our reliance on third parties for raw materials and production of our products;

●	our future capital resources and needs;

●	our ability to retain and grow our customer base;

●	our reliance on independent distributors for a substantial portion of our sales;

●	our ability to evaluate and measure our business, prospects, and performance metrics;

●	our ability to compete and succeed in a highly competitive and evolving industry;

●	the health of the premium organic and natural food industry as a whole;

●	risks related to our intellectual property rights and developing a strong brand;

●	our reliance on key personnel, including Laird Hamilton and Gabrielle Reece;

●	regulatory risks;

●	the risk of substantial dilution from future issuances of our equity securities;

●	tariffs and trade-related policies; and

●	the other risks described herein.

We caution that the foregoing list of factors is not exclusive, and new factors may emerge, or changes to the foregoing factors may occur, that could impact our business. We do not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this Proxy Statement, except to the extent required by applicable securities laws. For a more detailed discussion of these and other factors that may affect our business, see the discussions in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024 and subsequent Quarterly Reports on Form 10-Q and in this Proxy Statement under the heading “Risk Factors,” beginning on page 15.

RISK FACTORS

In addition to the other information contained in this Proxy Statement or incorporated by reference herein, including the matters addressed in the section titled “Cautionary Note Regarding Forward-Looking Statements,” stockholders should carefully consider the following risks relating to the Navitas Acquisition, the Nexus Investment and our Company following the Transactions before deciding how to vote with respect to the proposals brought before the Special Meeting. You should also read and consider the risks associated with each of our business and the businesses of Navitas because many of these risks will also affect the Company following the Transactions. The risks associated with our business can be found below in the section titled “Risks Relating to the Company.” The business of Navitas has substantially similar operating risks as the Company. See the risk factors under the heading “Risks Relating to the Company’s Business” below for more information.

We have grouped the risks into four categories for ease of reading, and without any reflection on the importance of, or likelihood of, any particular category.

Risks Relating to the Transactions

The Navitas Acquisition may not be completed, and the Acquisition Agreement may be terminated in accordance with its terms, which could negatively impact the Company.

On December 21, 2025, we entered into the Acquisition Agreement with the Sellers to acquire (i) all of the issued and outstanding units of Navitas from the Sellers and (ii) all of the issued and outstanding capital stock of GSC from Encore. The consummation of the Navitas Acquisition is subject to a number of conditions, including, among others, (i) the Stock Issuance being duly approved by the majority of votes cast at the Special Meeting, (ii) the absence of any applicable law or judgment preventing, enjoining, restraining or otherwise prohibiting the consummation of the Navitas Acquisition and the transactions contemplated by the Acquisition Agreement, (iii) with respect to the Sellers and Navitas’s obligations to consummate the Navitas Acquisition, the representations and warranties of the Company being true and correct (subject to certain materiality exceptions), the Company having performed in all material respects its obligations under the Acquisition Agreement and the delivery of customary closing deliverables by the Company, (iv) with respect to the Company’s obligations to consummate the Navitas Acquisition, the representations and warranties of the Sellers being true and correct (subject to certain materiality exceptions), the Sellers having performed in all material respects their obligations under the Acquisition Agreement and the delivery of customary closing deliverables by the Sellers and (v) the absence of a Material Adverse Effect (as defined in the Acquisition Agreement). Additionally, under the terms of the Acquisition Agreement, under certain circumstances, the Company may be required to pay a termination fee to the Sellers in the event the Acquisition Agreement is terminated by Encore.

These closing conditions may not be satisfied in a timely manner or at all, and, accordingly, the Navitas Acquisition may not be consummated. Any delay in completing the Navitas Acquisition could cause us not to realize, or to be delayed in realizing, some or all of the benefits that we expect to achieve if the Navitas Acquisition is successfully consummated within our expected timeframe. In addition, the Sellers and the Company can mutually decide to terminate the Acquisition Agreement at any time, before or after approval of the matters presented to the Company’s stockholders at the Special Meeting. If the Navitas Acquisition is not completed for any reason, including as a result of our stockholders declining to approve the Stock Issuance Proposal, we would be subject to a number of risks, including the following:

●	the trading price of our common stock may be negatively impacted (including to the extent that current market prices reflect a market assumption that the Transactions will be completed);

●	we may experience negative reactions from our customers and other third parties with whom we do business, as well as our employees; and

●	we will have incurred substantial expenses and will be required to pay certain costs relating to the Navitas Acquisition, whether or not the Navitas Acquisition is completed.

The announcement and pendency of the Navitas Acquisition and the other transactions contemplated by the Acquisition Agreement, including the Nexus Investment, whether or not completed, may adversely affect our business.

The announcement and pendency of the Navitas Acquisition and the transactions contemplated thereby, including the Nexus Investment, may adversely affect our business or our relationships with our customers and employees. Third parties may be unwilling to enter into material agreements with respect to our business in light of the proposed transactions. In addition, new or existing customers, suppliers and business partners of Navitas may prefer to enter into agreements with Navitas’s competitors who have not expressed an intention to sell their business because customers, suppliers and business partners may perceive that such new relationships are likely to be more stable. Additionally, our employees may become concerned about the future of our business and Navitas and lose focus or seek other employment.

If our due diligence investigation of Navitas was inadequate, then stockholders of the Company following the consummation of the Navitas Acquisition could lose some or all of their investment.

Even though we conducted a due diligence investigation of Navitas, we cannot be sure that our diligence efforts uncovered all material issues that may be present inside Navitas or its business, or that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of Navitas and its business and outside of our control will not later arise. If any material issues arise, such issues may adversely affect our business, results of operations and financial condition.

Our executive officers and non-employee directors may have interests in the Transactions that may differ from, or are in addition to, the interests of our stockholders.

Our executive officers and non-employee directors may have interests in the Transactions that may be different from, in addition to, or in conflict with, the interests of our stockholders. These interests and arrangements may create potential conflicts of interest. For example, the Nexus Investment, which is a condition to closing the Navitas Acquisition, will constitute a “Change in Control” under the terms of the Employment Agreements (as defined herein) with Jason Vieth, our Chief Executive Officer, and Anya Hamill, our Chief Financial Officer. In the event that either Mr. Vieth or Ms. Hamill’s employment is terminated by the Company without “cause” (as defined in the Employment Agreements) or by either Mr. Vieth or Ms. Hamill for “good reason” (as defined in the Employment Agreements) within two years following the Nexus Investment, each of Mr. Vieth and Ms. Hamill will be entitled to, among other things, certain cash payments and the accelerated vesting of shares underlying their respective equity awards. Furthermore, each of Mr. Vieth and Mr. LaMontagne has a pre-existing personal relationship with Michael Cohen, the Co-Founder and a Partner at Nexus. For more information, see the section titled “Proposal 1: The Stock Issuance Proposal—The Transactions—Interests of Certain Persons in the Transactions.” The Board was aware of and considered these interests, among other matters, in reaching the determination to approve the terms of the Acquisition Agreement and the Investment Agreement and in recommending that our stockholders vote to approve the Stock Issuance Proposal.

We have incurred and are expected to continue incurring significant transaction costs in connection with the Transactions, which may be in excess of those we anticipated.

We have incurred and are expected to continue to incur significant non-recurring costs associated with consummating the Transactions. These costs have been, and will continue to be, substantial. A substantial majority of non-recurring expenses consist of transaction costs and include, among others, fees paid to financial, legal, accounting and other advisors. We have incurred and will continue to incur costs related to formulating and implementing integration plans for Navitas, systems consolidation costs and other employment-related costs. We will continue to assess the magnitude of these costs, and additional unanticipated costs may be incurred in connection with the Nexus Investment and the integration of Navitas. While we have assumed that a certain level of expenses would be incurred, there are many factors beyond our control that could affect the total amount or the timing of the expenses. The elimination of duplicative costs, as well as the realization of other efficiencies related to the integration of Navitas, may not offset integration-related costs and achieve a net benefit in the near term, or at all. The costs described above and any unanticipated costs and expenses could have an adverse effect on our financial condition and operating results.

Because the Base Purchase Price is subject to certain adjustments, we do not have full certainty as to the final consideration amount that will be paid, and such amount may be materially higher than was anticipated upon the Company’s entry into the Acquisition Agreement.

Pursuant to the Acquisition Agreement, the Base Purchase Price to be paid in connection with the Navitas Acquisition is subject to certain adjustments, as more fully described in the section titled “Proposal 1: The Stock Issuance Proposal—The Acquisition Agreement—Acquisition Consideration.” Because certain of the individual items forming the adjustments to be made to the Final Net Purchase Price are not knowable with full certainty by us prior to the Navitas Acquisition, the Final Net Purchase Price we pay may be materially higher than the Base Purchas Price of $38.5 million. If the Final Net Purchase Price is materially higher than expected, the value of the Navitas Acquisition to us and our current stockholders may be less than was anticipated upon our entry into the Acquisition Agreement.

We may be the target of securities class action and derivative lawsuits, which could result in substantial costs and may delay or prevent the Navitas Acquisition or the Nexus Investment from being completed.

Securities class action lawsuits and derivative lawsuits are often brought against companies that have entered into acquisition and sale agreements. Defending against these claims can result in substantial costs and divert management time and resources, even if the lawsuits are without merit. An adverse judgment could result in monetary damages, which could have a negative impact on our business, results of operations and financial condition. Additionally, if a plaintiff is successful in obtaining an injunction prohibiting completion of the Navitas Acquisition or the Nexus Investment, the injunction may delay or prevent the Navitas Acquisition or the Nexus Investment, as applicable, from being completed, which may adversely affect our business, results of operations and financial condition.

Following the Nexus Investment and the issuance of the Preferred Stock, the Company’s current stockholders will have a reduced ownership interest in the Company.

At the closing of the Transactions, based on the number of shares of common stock outstanding as of January 28, 2026, Nexus’s equity interest in the Company would represent, on a diluted basis for in-the-money instruments at $3.30 per share, approximately 53.3% of the Company’s issued and outstanding common stock. Based on the number of shares of common stock outstanding as of January 28, 2026, following the issuance of the Initial Shares, Nexus would hold Preferred Stock convertible into 56.7% of the Company’s issued and outstanding common stock (or 74.2% of the Company’s issued and outstanding common stock assuming the issuance of the Additional Shares). As a holder of Preferred Stock, Nexus generally will have voting rights as set forth in the Certificate of Designations. The Preferred Stock will be convertible, at the option of the holder, into shares of common stock at a fixed conversion price of $3.57 (subject to certain customary anti-dilution adjustments). As a result of the Nexus Investment, the Company’s current stockholders will be diluted, and, as a result, will have a reduced ownership interest in the Company. Additionally, pursuant to the Investment Agreement, the Company has the option, following the Closing until 270 days following the Closing (or, if on such 270th day the Company is engaged in discussions with one or more counterparties regarding a potential acquisition or other strategic transaction, 360 days), to require the Investor to purchase up to an aggregate of 60,000 Additional Shares at $1,000 per share, provided that any funding of Additional Shares must be for a minimum of $25.0 million and be used to fund substantially concurrent strategic transactions approved by a majority of the disinterested directors of the Board. Furthermore, the Company may issue additional equity from time to time, which would have the effect of further diluting the ownership of current stockholders.

Risks Relating to the Company Following the Transactions

Sales of substantial amounts of shares of our common stock following the Transactions, including shares issuable upon conversion of the Preferred Stock, could depress our stock price.

The market price of our common stock may fluctuate significantly following completion of the Transactions, and holders of our common stock could lose some or all of the value of their investment. Our historic stockholders may decide to reduce their investment in our Company as a result of the changes to our business in connection with the Transactions. These sales of our common stock (or the perception that these sales may occur) could have the effect of depressing the market price for our common stock. In addition, our financial position after completion of the Transactions may differ from our financial position before the completion of the Transactions, and our results of operations and/or cash flows after the completion of the Transactions may be affected by factors different from those currently affecting our results of operations and/or cash flows, all of which could adversely affect the market price of our common stock. Furthermore, the stock market generally, and our common stock specifically, have experienced significant price and volume fluctuations recently, which, if such fluctuations continue to occur, could have a material adverse effect on the market for, or liquidity of, our common stock, regardless of our actual operating performance.

At the closing of the Transactions, based on the number of shares of common stock outstanding as of January 28, 2026, Nexus’s equity interest in the Company would represent, on a diluted basis for in-the-money instruments at $3.30 per share, approximately 53.3% of the Company’s issued and outstanding common stock. Based on the number of shares of common stock outstanding as of January 28, 2026, following the issuance of the Initial Shares, Nexus would hold Preferred Stock convertible into 56.7% of the Company’s issued and outstanding common stock (or 74.2% of the Company’s issued and outstanding common stock assuming the issuance of the Additional Shares). As a holder of Preferred Stock, Nexus generally will have voting rights as set forth in the Certificate of Designations. The Preferred Stock will be convertible, at the option of the holder, into shares of common stock at a fixed conversion price of $3.57 (subject to certain customary anti-dilution adjustments). In addition, we have agreed to enter into a Registration Rights Agreement with Nexus at the Closing (the “Registration Rights Agreement”), pursuant to which, among other things, we will be obligated to use our reasonable best efforts to prepare and file a registration statement registering the resale of the Conversion Shares. Once registered, the Conversion Shares held by Nexus generally will not require further registration under the Securities Act, provided, however, because Nexus will be deemed to be our affiliate for purposes of the Securities Act, its sales of common stock issuable upon conversion of the Preferred Stock will be subject to the resale restrictions of Rule 144 under the Securities Act. Any such sale (or the perception that any such a sale may occur), coupled with the increase in the outstanding number of shares of our common stock following the conversion of the Preferred Stock upon transfer, may affect the market for, and the market price of, shares of common stock in an adverse manner.

Even if the Navitas Acquisition is consummated, we may not be able to effectively integrate the businesses of Navitas, or realize the anticipated benefits and synergies expected from the Navitas Acquisition.

The success of the Navitas Acquisition and the transactions contemplated thereby will depend, in part, on our ability to realize the anticipated benefits from acquiring Navitas and its business. The anticipated benefits and estimates of future growth, synergies and optimizations of the Navitas Acquisition may not be realized fully or at all, may take longer to realize than expected or could have other adverse effects that we do not currently foresee. The failure to realize the anticipated benefits and synergies expected from Navitas Acquisition could adversely affect our business, financial condition and operating results.

In addition, the acquisition of Navitas is complex, costly and time consuming, and we have devoted, and will continue to devote, significant management attention and resources to integrating the respective business practices and operations of Navitas. Potential difficulties that we may encounter as part of the integration process include the following:

●

our inability to successfully combine our business with the business of Navitas in a manner that permits us to achieve, on a timely basis or at all, the enhanced revenue opportunities, cost savings and other benefits anticipated to result from the Navitas Acquisition;

●

complexities associated with managing our existing business and Navitas, including difficulty addressing possible differences in operational philosophies and the challenge of integrating the products of Navitas in a seamless manner that minimizes any adverse impact on customers, suppliers, employees and other constituencies;

●	the assumption of contractual obligations with less favorable or more restrictive terms; and

●	potential unknown liabilities and unforeseen increased expenses or delays associated with the transactions.

Any of these issues could adversely affect our ability to maintain relationships with customers, suppliers, employees and other constituencies or achieve the anticipated benefits of the Navitas Acquisition or could negatively impact our earnings or otherwise adversely affect our business and financial results.

Uncertainties associated with the Transactions may cause a loss of management personnel and other key employees, which could adversely affect our future business and operations.

We are dependent on the experience and industry knowledge of our officers and other key employees to execute our business plans. Our success following the Transactions will depend in part upon our ability to retain key management personnel and other key employees. Current and prospective employees may experience uncertainty about their roles within our company or other concerns regarding the operations of our company following the transactions, any of which may have an adverse effect on our ability to retain or attract key management and other key personnel.

In addition, the loss of key personnel could diminish the anticipated benefits of the Navitas Acquisition and cause the integration of Navitas to be more difficult. Furthermore, we may have to incur significant costs in identifying, hiring and retaining replacements for departing employees and may lose significant expertise and talent relating to the business of our company and Navitas. We may not be able to retain or attract key management personnel and other key employees of Navitas to the same extent that we have previously been able to retain or attract our own employees.

The unaudited pro forma combined financial information included in this Proxy Statement is presented for illustrative purposes only and does not represent the actual financial position or results of operations of the Company following the completion of the Transactions. Our future results may differ, possibly materially, from the unaudited pro forma combined financial information presented in this Proxy Statement.

The unaudited pro forma combined financial statements contained in this Proxy Statement is presented for illustrative purposes only, contains a variety of adjustments, assumptions and preliminary estimates and does not represent the actual financial position or results of operations of the Company or Navitas prior to the Transactions or that of the Company following the Transactions for several reasons. Specifically, the unaudited pro forma combined financial statements do not reflect the effect of any integration costs following the completion of the Navitas Acquisition.

For additional information, see the section titled “Unaudited Pro Forma Combined Financial Statements.” In addition, the Navitas Acquisition and post-Navitas Acquisition integration process may give rise to unexpected liabilities and costs, including costs associated with the defense and resolution of transaction-related litigation or other claims. Unexpected delays in completing the Navitas Acquisition or in connection with the post-Navitas Acquisition integration process may significantly increase the related costs and expenses we incur. The actual financial positions and results of operations of the Company and Navitas prior to the Transactions and that of the Company following the Transactions may be different, possibly materially, from the unaudited pro forma combined financial statements included in this Proxy Statement. In addition, the assumptions used in preparing the unaudited pro forma combined financial statements included in this Proxy Statement may not prove to be accurate and may be affected by other factors.

The integration and transition associated with the Navitas Acquisition may result in the Company incurring significant costs to implement changes to its control over financial reporting following the Navitas Acquisition.

The integration of Navitas may result in the Company incurring significant costs, including management time, to integrate and implement changes to its controls over financial reporting. Further, Navitas is currently not subject to Section 404 of the Sarbanes-Oxley Act of 2002 (the “SOX Act”) and the standards required under Section 404(a) of the SOX Act regarding internal controls over financial reporting may be more stringent than those previously required of Navitas. The Navitas Acquisition may necessitate significant modifications to Company’s internal control systems, processes and information systems, both on a transitional basis and over the longer-term as Navitas is fully integrated. The Company cannot be certain that changes to its internal control over financial reporting will be effective for any period, or implemented in an efficient manner which does not incur significant costs and management time. If we are unable to implement such changes to our internal controls over financial reporting in an efficient manner, our business, financial condition and results of operations and the market perception thereof may be adversely affected.

Following the Navitas Acquisition, we may record goodwill and other intangible assets that could become impaired and result in material non-cash charges to our results of operations in the future.

We will account for the Navitas Acquisition using the acquisition method of accounting in accordance with the accounting principles generally accepted in the United States (“GAAP”). Under the acquisition method of accounting, the assets and liabilities of Navitas will be recorded, as of completion, at their respective fair values and added to those of the Company. The reported financial condition and results of operations of the Company for periods after completion of the Navitas Acquisition will reflect Navitas’s balances and results after completion of the Navitas Acquisition but will not be restated retroactively to reflect the historical financial position or results of operations of Navitas for periods prior to the Navitas Acquisition. For additional information, see the section titled “Unaudited Pro Forma Combined Financial Statements.”

Under the acquisition method of accounting, the total purchase price will be allocated to Navitas’s tangible assets and liabilities and identifiable intangible assets based on their fair values as of the date of completion of the Navitas Acquisition. The excess of the purchase price over those fair values will be recorded as goodwill. We expect that the Navitas Acquisition may result in the creation of goodwill based upon the application of the acquisition method of accounting. To the extent goodwill or intangibles are recorded and the values become impaired, we may be required to recognize material non-cash charges relating to such impairment. Our operating results may be significantly impacted from both the impairment and the underlying trends in the business that triggered the impairment.

Following the closing of the Nexus Investment, Nexus will control the Company and its interests may conflict with the interests of our other stockholders.

At the closing of the Transactions, based on the number of shares of common stock outstanding as of January 28, 2026, Nexus’s equity interest in the Company would represent, on a diluted basis for in-the-money instruments at $3.30 per share, approximately 53.3% of the Company’s issued and outstanding common stock. Based on the number of shares of common stock outstanding as of January 28, 2026, following the issuance of the Initial Shares, Nexus would hold Preferred Stock convertible into 56.7% of the Company’s issued and outstanding common stock (or 74.2% of the Company’s issued and outstanding common stock assuming the issuance of the Additional Shares). As a result, Nexus will be able to exert significant influence over the outcome of matters submitted to a vote of stockholders, including the election and removal of directors, amendments to our organizational documents, and the approval of any merger, consolidation, sale of all or substantially all of our assets or other significant corporate transactions. Nexus’s interests and strategy may differ from, or conflict with, those of our other stockholders, and Nexus may support strategies, financings, acquisitions, dispositions, restructurings, special dividends, share repurchases or other transactions that involve greater risk, leverage or short-term focus than our other stockholders might prefer. As a result, Nexus’s control of the Company could depress the trading price of our common stock, preclude or discourage transactions that might otherwise be favorable to minority stockholders, and limit the ability of current stockholders to influence corporate matters.

Following the completion of the Transactions, Nexus will have certain director appointment rights, which will limit the ability of other stockholders to affect the outcome of director elections.

Pursuant to the Investment Agreement, we have agreed that, effective as of the Closing, (i) the Company will appoint four Nexus Designees to the Board to serve for a term expiring at the Company’s next annual meeting of stockholders and until their successors are duly elected and qualified, (ii) Grant LaMontagne will remain a director of the Company and be deemed the fifth Nexus Designee as of the Closing and (iii) the Company and the Board will cause the total number of directors on the Board to be fixed at nine and a number of directors will resign such that the total number of directors on the Board is nine. Thereafter, the number of Nexus Designees will adjust proportionately to Nexus’s ownership thresholds, subject to applicable law and stock exchange rules. Subject to applicable law, Nexus will have the right to remove, with or without cause, any Nexus Designee at any time upon two business days’ notice. Consequently, the directors serving on the Board prior to the Transactions will no longer constitute a majority of the Board and will have reduced influence over strategic direction, management oversight and corporate governance policies, which may limit the ability of other stockholders to effect change through director elections.

Nexus will have certain limited consent rights that could prevent us from taking certain corporate actions.

Pursuant to the Investment Agreement, Nexus will have certain limited consent rights with respect to our ability to take certain corporate actions, including the following:

●

any actions that would result in any control share acquisition, interested stockholder, business combination or similar anti-takeover provision in the Nevada Revised Statutes and/or the Company’s organizational documents becoming applicable to the holders of shares of Preferred Stock as a result of the Stock Issuance, the Navitas Acquisition or any transaction related thereto, including the Company’s issuance of the Conversion Shares;

●

adopt, approve or agree to adopt a stockholder rights agreement, “poison pill” or similar anti-takeover agreement or plan that is applicable to the holders of shares of Preferred Stock, subject to certain exceptions;

●

authorize or issue any Parity Securities or Senior Securities (each as defined in the Investment Agreement), or amend or alter the Company’s organizational documents to authorize or create, or increase the number of authorized or issued shares of, or any securities convertible into shares of, or reclassify any security into, any Parity Securities (including any increase in the number of authorized or issued shares of Preferred Stock) or Senior Securities;

●	issue any shares of Preferred Stock to any person other than to Nexus and its affiliates;

●	cause any subsidiary to issue any equity securities, subject to certain exceptions; or

●

any action to effect any voluntary deregistration of the common stock under the Exchange Act, or any voluntary delisting with NYSE American of the common stock other than in connection with a concurrent relist with another national securities exchange.

The consent rights of Nexus could prevent us from obtaining future financings, or to otherwise conduct necessary corporate activities, and as a result may adversely affect our business, operating results and stock price.

Our status as a controlled company may permit us to rely on exemptions from certain of the NYSE American’s corporate governance requirements, which could reduce protections for minority stockholders.

Following the completion of the Transactions, we will qualify as a “controlled company” under the rules of NYSE American and may elect to rely on certain corporate governance exemptions, including exemptions from requirements that a majority of the board be independent and that our compensation and nominating committees be composed entirely of independent directors. While we will disclose any such reliance, it could reduce the protections otherwise available to our minority stockholders.

Risks Relating to the Company

We are an early-stage company and have incurred significant losses since our inception. We may continue to incur losses for the foreseeable future.

We are an early-stage company. We were formed and commenced operations in June 2015. We face all the risks faced by young companies, including significant competition from existing and emerging competitors, many of which are established and have greater access to capital than we do. In addition, as a newer business, we may encounter unforeseen expenses, difficulties, complications, delays, and other known and unknown factors. We will need to transition from an early-stage company to a company capable of supporting larger scale commercial activities. If we are not successful in such a transition, our business, results, and financial condition will be harmed.

We may need additional funding in order to grow our business.

We have historically financed our operations through our initial public offering, private placements of our common and preferred stock, borrowings under loan agreements, and, recently, through our core operating activities. We have devoted substantially all our financial resources and efforts to developing our products, workforce, building awareness of our brand, and growing retail distribution. Our long-term growth and success are dependent upon our ability to consistently generate cash from operating activities. Although we have been generating cash from operations over the last 15 months, there is no assurance that we will be able to generate sufficient cash from operations or access the capital we need to grow our business long term. Our inability to obtain additional capital could have a material adverse effect on our ability to fully implement our business plan and grow our business, to a greater extent than we can with our existing financial resources.

If our available cash balances and anticipated cash flow from operations are insufficient to satisfy our liquidity requirements including lower demand for our products or due to other risks described herein, we may seek to sell common stock or preferred stock or convertible debt securities, enter into an additional credit facility or another form of third-party funding or seek other debt financing.

We may also consider raising additional capital in the future to expand our business, to pursue strategic investments, to take advantage of financing opportunities or for other reasons, including to:

●	acquire or invest in complementary businesses or assets;

●	increase our sales and marketing efforts and address competitive developments;

●	provide for supply and inventory costs;

●	fund development and marketing efforts of any future products or additional features to then-current products;

●	acquire, license, or invest in new technologies; or

●	finance capital expenditures and general and administrative expenses.

Our present and future funding requirements will depend on many factors, including:

●	our ability to achieve revenue growth and further improve gross margins;

●	the cost of expanding our operations and offerings, including our sales and marketing efforts; and

●	the effect of competing market developments.

The various ways we could raise additional capital carry potential risks. If we raise funds by issuing equity securities, dilution to our shareholders could result. Any equity securities issued also could provide for rights, preferences, or privileges senior to those of holders of our common stock. If we raise funds by issuing debt securities, those debt securities would have rights, preferences and privileges senior to those of holders of our common stock. The terms of debt securities issued or borrowings pursuant to a credit agreement could impose significant restrictions on our operations. If we raise funds through collaborations and licensing arrangements, we might be required to relinquish significant rights or grant licenses on terms that are not favorable to us.

Our limited operating history may make it difficult to assess our future viability.

We believe that growth of our revenue depends on several factors, including our ability to:

●	expand our existing channels of distribution;

●	develop additional channels of distribution;

●	grow our customer base;

●	cost-effectively increase e-commerce sales at our direct website and third-party marketplaces;

●	effectively introduce new products;

●	increase awareness of our brand; and

●	effectively source key raw materials.

We may not successfully accomplish any of these objectives, and even if we are successful in growing our revenues, we expect our revenue growth rate will decline as our revenue increases. Although we have generated positive cash flow during the year ended December 31, 2024, we may not generate positive cash flow in the future. Consequently, considering our limited operating history, any predictions about our future success or viability may not be accurate.

We may be unable to manage our future growth effectively, which could make it difficult to execute our business strategy.

Our growth since inception has placed, and may continue to place, significant demands on our organizational, administrative, and operational infrastructure, including manufacturing operations, quality control, technical support and customer service, sales force management, and general and financial administration. As we continue to grow, we will need to make significant investments in multiple facets of our company, including in sales, marketing, product development, information technology, and personnel. We will also need to improve our operational, financial and management controls as well as our reporting systems and procedures.

If we are unable to manage our growth effectively, we may be unable to execute our business plan, which could have a material adverse effect on our business and our results of operations. Managing our planned growth effectively will require us to:

●	maintain a low cost of customer acquisition relative to customer lifetime value;

●	identify products that will be viewed favorably by customers; and

●	successfully hire, train, and motivate employees, including additional personnel for our technological, sales and marketing efforts.

The majority of our direct costs are variable, and we believe that we have headcount to support significant growth. However, any future increases in expenditures in anticipation of future sales that do not materialize could adversely affect our profitability. In addition, if we are unable to effectively manage the growth of our business, the quality of our products may suffer, and we may be unable to address competitive challenges, which would adversely affect our overall business, operations, and financial condition.

We have a history of losses, and we may be unable to sustain profitability and positive cash flows from operating activities.

Although we achieved positive cash flow during the year ended December 31, 2024, we have not achieved consistent profitability, and in the past, we have experienced significant operating losses. While we are confident in our strategy, we may not be able to sustain free cashflow positive operations in future periods or be profitable in the future. In 2024 and 2023, we incurred operating losses of $2.2 and $10.7 million, respectively. Over time our operating expenses may increase as we hire additional employees, support our strategic and other customer relationships, innovate and commercialize products, build our brand, expand our marketing channels, drive consumer adoption of our products, increase our customer base, supplier network, and co-manufacturing partners and review geographic expansion. These efforts may prove more expensive than we anticipate, and we may not succeed in increasing our revenues and margins sufficiently to offset the anticipated higher expenses. Accordingly, we may not be able to successfully implement our long-term growth strategies or achieve or sustain profitability, and we may incur significant losses for the foreseeable future.

Our disclosure controls and procedures may not prevent or detect all errors or acts of fraud.

We are subject to the periodic reporting requirements of the Exchange Act. We must design our disclosure controls and procedures to reasonably assure that information we must disclose in reports we file or submit under the Exchange Act is accumulated and communicated to management, and recorded, processed, summarized, and reported within the time periods specified in the rules and forms of the SEC. We believe that any disclosure controls and procedures or internal controls and procedures, no matter how well-conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the control system are met. These inherent limitations include the realities that judgments in decision-making can be faulty, and that breakdowns can occur because of simple error or mistake. For example, our directors or executive officers could inadvertently fail to disclose a new relationship or arrangement causing us to fail to disclose a required related party transaction disclosure. Additionally, controls can be circumvented by the individual acts of some persons, by collusion of two or more people or by an unauthorized override of the controls. Accordingly, because of the inherent limitations in our control system, misstatements due to error or fraud may occur and not be detected.

Risks Relating to the Company’s Business

We depend on third parties for manufacturing and distribution.

We depend on third-party service providers for raw materials, manufacturing, and distribution. As of December 31, 2024, approximately 71% of our inventory was held by two partners. Our business could be adversely affected if these providers fail to meet their obligations, experience disruptions, fail to comply with relevant laws and regulations, or if we need to change providers with short notice. For example, on February 7, 2025, we received a letter from a co-manufacturer, which manufactures liquid creamers, indicating their intention to terminate our Processing Agreement six months from the date of the letter, prior to the contractual end date. While we do not expect this to result in any material impact on our business, if we were unable to find a new co-manufacturer before we sell through our existing stock of liquid creamers, we could experience out-of-stocks that impact our sales of that product line until we find a new, suitable partner. Limited availability of co-manufacturers that meet our high standards adds to this risk. In addition, if we fail to secure terms that are beneficial for us, our margins could be impacted. If we cannot maintain sufficient and satisfactory production, warehousing, and distribution capacity though third-party agreements, we may be unable to meet customer demand and/or our manufacturing, distribution, and warehousing costs may increase, which could negatively affect our business.

Competition in the food and beverage retail industry, especially Internet-based competition, is strong and presents an ongoing threat to the success of our business.

The food and beverage industry is very competitive both online and in wholesale markets. We compete with larger retailers with longer histories, greater brand recognition, more resources, and numerous natural and organic producers. Changes in our competitors' strategies or consumer preferences could negatively affect our sales and profitability. Despite our efforts to differentiate ourselves by providing an expanding selection of natural, organic, and functional products, competitive pricing, convenience, and exceptional customer service, some of our competitors have significantly more resources than we do, which may pose significant challenges. For example, if natural, organic, and functional food and beverage competitors seek to gain or retain market share by reducing prices, we would likely be forced to reduce our prices on similar product offerings in order to remain competitive, which may result in a decrease in our market share, net sales and profitability and may require a change in our operating strategies.

If changes in consumer preferences decrease the competitive advantage attributable to these factors, or if we fail to otherwise positively differentiate our product offering or customer experience from our competitors, our business, financial condition, and results of operations could be materially and adversely affected.

We expect competition in the natural, organic, and functional food and beverage industry, and in particular Internet-based competition, generally to continue to increase. We believe that our ability to compete successfully in this market depends upon many factors both within and beyond our control, including:

●	the size and composition of our customer base;

●	the number of products that we feature on our websites;

●	the quality and responsiveness of customer service;

●	our selling and marketing efforts;

●	the quality and price of the products that we offer;

●	the convenience of the shopping experience that we provide;

●	rapid changes affecting global, national, and regional economies;

●	unpredictable changes in the relevant legal and regulatory landscapes;

●	our ability to manage our third-party manufacturing and logistics partners; and

●	our reputation and brand strength.

If we fail to compete successfully in this market, our business, financial condition, and results of operations would be materially and adversely affected.

We may not be able to successfully implement our growth strategy for our brand on a timely basis or at all.

We believe that our future success depends, in part, on our ability to implement our growth strategy of leveraging our existing brands and products to drive increased sales. However, we face many risks, uncertainties and difficulties frequently encountered by companies in their early stage of development, particularly companies in the rapidly evolving natural, organic, and functional food and beverage industry. Our ability to implement our growth strategy depends, among other things, on our ability to:

●	develop and introduce new and appealing products in our portfolio of brands and successfully innovate on our existing products;

●	successfully compete in the product categories in which we choose to operate;

●	attract and maintain a large customer base and develop and grow that customer base;

●	increase awareness of our portfolio of brands and develop effective marketing strategies to ensure consumer loyalty;

●	establish and maintain strategic relationships with key sales, marketing, manufacturing and distribution providers; and

●	attract, retain, and motivate qualified personnel.

We may not be able to implement this growth strategy successfully. Our planned marketing expenditures may not result in increased total sales or generate sufficient levels of consumer interest or brand awareness. Our sales and results of operations will be negatively affected if we fail to implement our growth strategy or if we invest resources in a growth strategy that ultimately proves unsuccessful.

Our Laird Superfood products are new, and our industry is rapidly evolving.

Laird Superfood is in the early stages of commercializing some products and we are constantly innovating. The success of these products is uncertain-they may not reach commercialization, sell as expected, or be manufactured or as planned. Developing and launching new products is costly and time-consuming. If a product fails to gain market acceptance or cannot be manufactured or marketed as anticipated, the investment may be lost. Failures in product development or quality could lead to customer loss and potential claims, adversely affecting the Company's business and financial health. The market for Laird Superfood's products is new and evolving, making it difficult to predict its size and growth. Additionally, manufacturing costs and market demand are uncertain. Success in developing and manufacturing new products, including through co-packers, is not guaranteed. If the market for new products fails to develop or becomes saturated with competitors, it could negatively impact the Company's financial condition and operating results.

We are subject to the risks associated with conducting business operations outside of the U.S., which could adversely affect our business.

We purchase our products from a variety of suppliers, including international suppliers. Our direct purchases from non-US suppliers represented a majority of our raw materials, and we expect our international purchases may grow with time. Additionally, we may source from new non-US suppliers over time as raw material availability changes. We may in the future enter into agreements with distributors in foreign countries to sell our products. All of these activities are subject to the uncertainties associated with international business operations, including:

●	difficulties with foreign and geographically dispersed operations;

●	having to comply with various U.S. and international laws;

●	changes and uncertainties relating to foreign rules and regulations;

●	tariffs, export or import restrictions, restrictions on remittances abroad, imposition of duties or taxes that limit our ability to import necessary materials;

●	limitations on our ability to enter into cost-effective arrangements with distributors, or at all;

●	fluctuations in foreign currency exchange rates;

●	imposition of limitations on production, sale or export in foreign countries, including due to pandemic or quarantine;

●	imposition of limitations on or increase of withholding and other taxes on remittances and other payments by foreign processors or joint ventures;

●	imposition of differing labor laws and standards;

●	economic, political, environmental, health-related, or social instability in foreign countries and regions (such as in Southeast Asia in 2022 and South America in 2023);

●	an inability, or reduced ability, to protect our intellectual property;

●	availability of government subsidies or other incentives that benefit competitors in their local markets that are not available to us;

●	difficulties in enforcing contracts and legal decisions; and

●	less developed infrastructure.

If we expand into other target markets, we cannot assure you that our expansion plans will be realized, or if realized, be successful. We expect each market to have particular regulatory and funding hurdles to overcome and any future developments in these markets, including the uncertainty relating to governmental policies and regulations, could harm our business. If we expend significant time and resources on expansion plans that fail or are delayed, our reputation, business and financial condition may be harmed.

In addition, we could be adversely affected by violations of the U.S. Foreign Corrupt Practices Act and similar worldwide anti-bribery laws, which generally prohibit companies and their intermediaries from making improper payments to non-U.S. officials or other third parties for the purpose of obtaining or retaining business. While our policies mandate compliance with these anti-bribery laws, our internal control policies and procedures may not protect us from reckless or criminal acts committed by our employees or agents. Violations of these laws, or allegations of such violations, could disrupt our business and result in a material adverse effect on our results of operations, cash flows and financial condition.

All risks relating to business operations outside of the U.S. may be exacerbated by the current U.S. political climate. For example, the U.S. presidential administration recently announced significant tariffs on imports from a broad range of countries, including Canada, Mexico, China, and countries in Southeast Asia, which may have caused and may continue to cause, among other things, inflationary pressures and higher costs on certain of our raw materials and imports from Southeast Asia. We have in the past and intend to continue to source certain of our raw materials from China. In the future, additional tariffs may be implemented on other countries from which we import a significant portion of our raw materials.

Tariffs announced by the U.S. government, particularly against countries in Southeast Asia, could impact our business and results of operations. Further, reciprocal tariffs and other related measures could be taken by other countries, including the potential escalation of trade disputes, could further impact our business and results of operations. The extent and duration of tariffs and the resulting effect on general economic conditions and on our business could result in increases in prices for raw materials that we import from our suppliers. The impact of tariffs or reciprocal tariffs on our supply chain are uncertain and depend on various factors, such as negotiations between the United States and affected countries, the responses of other countries or regions, exemptions or exclusions that may be granted, availability and cost of alternative sources of supply, and demand for our products.

The ultimate impact of changing trade policies on our business will depend on various factors, including the magnitude, duration and nature of tariffs. While we actively monitor these developments, we may not be able to fully mitigate the adverse impact of potential tariff initiatives or other trade-related disruptions.

Our results may be negatively affected by changes in foreign currency exchange rates.

Currently, substantially all of our international purchase and sales contracts are denominated in U.S. dollars and generally do not guarantee long term pricing. As a result, a decrease in the value of the U.S. dollar relative to foreign currencies could increase our costs in dollars for the food products and ingredients that we import from other countries. In addition, an increase in the value of the U.S. dollar relative to foreign currencies could require us to reduce our selling price or risk making our products less competitive in international markets. The Company has not historically hedged foreign exchange risks.

Our ability to use our net operating loss carryforwards and certain other tax attributes to offset future taxable income for U.S. federal income tax purposes may be significantly limited due to various circumstances, including certain possible future transactions involving the sale or issuance of our common stock, or if taxable income does not reach sufficient levels.

As of December 31, 2024, the Company reported consolidated U.S. federal net operating loss (“NOLs”) carryforwards of approximately $147.1 million. The Company’s ability to use its NOL carryforwards and certain other tax attributes will depend on the amount of taxable income it generates in future periods and, as a result, certain of the Company’s NOL carryforwards and other tax attributes may expire before it can generate sufficient taxable income to use them in full. In addition, the Company's ability to use its NOL carryforwards and certain other tax attributes to offset future taxable income may be limited if it experiences an “ownership change” as defined in Section 382 of the Internal Revenue Code of 1986, as amended. Potential future transactions involving the sale or issuance of our common stock may increase the possibility that the Company will experience a future “ownership change” under Section 382. Such transactions may include the issuance of our common stock for cash, the conversion of any future convertible debt, the repurchase of any debt with the Company’s common stock, the acquisition or disposition of any stock by a stockholder owning 5% or more of the outstanding shares of our common stock, or a combination of the foregoing.

We may be unable to adequately protect our brand and our other intellectual property rights.

We regard our brand, customer lists, trademarks, domain names, trade secrets and similar intellectual property as critical to our success. We may rely on trademark, copyright and patent law, trade secret protection, agreements and other methods with our employees and others to protect our proprietary rights. We might not be able to obtain broad protection in the United States for all our intellectual property. The protection of our intellectual property rights may require the expenditure of significant financial, managerial, and operational resources. Moreover, the steps we take to protect our intellectual property may not adequately protect our rights or prevent third parties from infringing or misappropriating our proprietary rights, and we may be unable to broadly enforce all our trademarks. Any of our patents, trademarks or other intellectual property rights may be challenged by others or invalidated through administrative process or litigation. Our patent and trademark applications may never be granted. To date, the Company has not applied for patent protection on any of its technology. The process of obtaining patent protection is expensive and time-consuming, and we may be unable to prosecute all necessary or desirable patent applications at a reasonable cost or in a timely manner. Even if issued, there can be no assurance that these patents will adequately protect our intellectual property, as the legal standards relating to the validity, enforceability, and scope of protection of patent and other intellectual property rights are uncertain. We also cannot be certain that others will not independently develop or otherwise acquire equivalent or superior technology or intellectual property rights. Furthermore, our confidentiality agreements may not effectively prevent disclosure of our proprietary information, technologies and processes and may not provide an adequate remedy in the event of unauthorized disclosure of such information.

We might be required to spend significant resources to monitor and protect our intellectual property rights. For example, we may initiate claims or litigation against others for infringement, misappropriation or violation of our intellectual property rights or other proprietary rights or to establish the validity of such rights. However, we may be unable to discover or determine the extent of any infringement, misappropriation or other violation of our intellectual property rights and other proprietary rights. In addition, despite our efforts, we may be unable to prevent third parties from infringing upon, misappropriating or otherwise violating our intellectual property rights and other proprietary rights. Any litigation, whether or not it is resolved in our favor, could result in significant expense to us and divert the efforts of our technical and management personnel, which may materially and adversely affect our business, financial condition, and results of operations.

In addition, our technology platform may use open-source software. The use of such open source software may subject us to certain conditions, including the obligation to offer, distribute, or disclose our technology platform for no or reduced cost, make the proprietary source code subject to open source software licenses available to the public, license our software and systems that use open source software for the purpose of making derivative works, or allow reverse assembly, disassembly, or reverse engineering. We monitor our use of open-source software to avoid subjecting our technology platform to conditions we do not intend. However, if our technology platform becomes subject to such unintended conditions, it could have an adverse effect on our business, financial condition, and results of operations.

We may not be able to enforce our intellectual property rights throughout the world.

The laws of some foreign countries do not protect intellectual property rights to the same extent as the laws of the United States. Many companies have encountered significant problems in protecting and defending intellectual property rights in certain foreign jurisdictions. This could make it difficult for us to stop the infringement or the misappropriation of our intellectual property rights. The loss of the Laird Superfood brand or logo or other registered or common law trade names or a diminution in the perceived quality of products or services associated with the Company would harm our business. Our efforts to protect our intellectual property rights in such countries may be inadequate. In addition, changes in the law and legal decisions by courts in the United States and foreign countries may affect our ability to obtain adequate protection for our technology and the enforcement of intellectual property.

Third parties may assert that our employees or consultants have wrongfully used or disclosed confidential information or misappropriated trade secrets.

Although we try to ensure that our employees and consultants do not use the proprietary information or know-how of others in their work for us, we may be subject to claims that we or our employees, consultants or independent contractors have inadvertently or otherwise used or disclosed intellectual property, including trade secrets or other proprietary information, of a former employer or other third parties. Litigation may be necessary to defend against these claims. If we fail in defending any such claims, in addition to paying monetary damages, we may lose valuable intellectual property rights or personnel. Even if we are successful in defending against such claims, litigation could result in substantial costs and be a distraction to management and other employees.

A food safety or quality issue that results in a product disruption such as a recall, health issue, or death of a consumer could harm our business.

The sale of products for human use and consumption involves the risk of injury or illness to consumers. Such injuries may result from inadvertent mislabeling, tampering by unauthorized third parties, deficiencies on behalf of our co-manufacturers, product contamination, or spoilage. Under certain circumstances we have in the past been, and may be required in the future, to recall or withdraw products, suspend production of our products, or cease operations, which may lead to a material adverse effect on our business. For example, in the first quarter of 2023, we discovered a sensory product quality issue with coconut milk powder from one of our suppliers and immediately initiated a voluntary product withdrawal. We contacted all impacted wholesaler customers and e-commerce customers to aggressively pull back as much of the affected product as possible. In connection with this withdrawal, we incurred costs associated with inventory obsolescence, quality testing, remedial discounts and replacement orders, and lost sales due to out of stocks. We implemented a robust sensory testing program to prevent future quality issues.

Even if a situation does not necessitate a recall or market withdrawal, product liability claims might be asserted against us. While we are subject to governmental inspection and regulations and believe our facilities and those of our co-packers and suppliers comply in all material respects with all applicable laws and regulations, if the purchase or consumption of any of our products is alleged to have caused a legally recognizable injury (including financial loss), a health-related illness (such as listeria) or death to a consumer, we may become subject to claims or lawsuits relating to such matters. Even if a product liability claim is unsuccessful or is not fully pursued, the negative publicity surrounding any assertion that our products caused loss, illness, or physical harm could cause consumers to lose confidence in the safety and quality of our products or accuracy of our marketing. Moreover, claims or liabilities of this type might not be covered by our insurance or by any rights of indemnity or contribution that we may have against others, including our co-manufacturers. Although we maintain product liability and product recall insurance in an amount that we believe to be consistent with market practice, we cannot be sure that we will not incur claims or liabilities for which we are not insured or that exceed the amount of our insurance coverage. A product liability judgment against us or a product recall could have a material adverse effect on our business, financial condition, results of operations or liquidity.

We may be subject to significant liability that is not covered by insurance.

Although we believe that the extent of our insurance coverage is consistent with industry practice, any claim under our insurance policies may be subject to certain exceptions, may not be honored fully, in a timely manner, or at all, and we may not have purchased sufficient insurance to cover all losses incurred. If we were to incur substantial liabilities or if our business operations were interrupted for a substantial period, we could incur costs and suffer losses. Inventory, equipment, and business interruption losses may not be covered by our insurance policies. Additionally, in the future, insurance coverage may not be available to us at commercially acceptable premiums, or at all.

We rely on independent certification for a number of our products.

We rely on independent third-party certification, such as certifications of our products as “organic” or “Non-GMO” (non-genetically modified organisms), to differentiate our products from others. We must comply with the requirements of independent organizations or certification authorities in order to label our products as certified organic. We must maintain our organic handler certification and ensure that our organic ingredient suppliers hold and maintain necessary certification. For example, we can lose our “organic” certification if a manufacturing plant becomes contaminated with non-organic materials, if it is not adequately cleaned after a production run, or we mislabel a product as “organic.” In addition, all raw materials must be certified organic. The loss of any independent certifications could adversely affect our market position as an organic and natural products company, which could harm our business. Additionally, if any of our third-party certifiers are subject to compliance or legal issues or negative publicity, our reputation and business could be harmed by our association with such entity.

Our future results of operations may be adversely affected by the availability of Non-GMO and organic ingredients.

Our ability to ensure a continuing supply of Non-GMO and organic ingredients at competitive prices depends on many factors beyond our control, such as the number and size of farms that grow organic crops, climate conditions, changes in national and world economic conditions, currency fluctuations and forecasting adequate need of seasonal ingredients.

The organic ingredients that we use in the production of our products (including, among others, coffee, coconut sugar, coconut milk powder, and extra virgin coconut oil) are vulnerable to adverse weather conditions and natural disasters, such as floods, droughts, water scarcity, temperature extremes, frosts, earthquakes, and pestilences. Natural disasters and adverse weather conditions (including the potential effects of climate change) can lower crop yields and reduce crop size and crop quality, which in turn could reduce our supplies of Non-GMO and organic ingredients or increase the prices of Non-GMO and organic ingredients. If our supplies of Non-GMO and organic ingredients are reduced, we may not be able to find enough supplemental supply sources on favorable terms, if at all, which could impact our ability to supply product to our customers and adversely affect our business, financial condition, and results of operations.

We also compete with other manufacturers in the procurement of Non-GMO and organic product ingredients, which may be less plentiful in the open market than conventional product ingredients. This competition may increase in the future if consumer demand for Non-GMO and organic products increases. This could cause our expenses to increase or could limit the amount of product that we can manufacture and sell.

Adverse weather conditions, fires, natural disasters, crop disease, pests and other natural conditions can impose significant costs and losses on our business.

Agricultural products are vulnerable to adverse weather conditions, including severe rains, drought and temperature extremes, floods, and windstorms, which are quite common but difficult to predict. Agricultural products also are vulnerable to crop disease and to pests, which may vary in severity and effect, depending on the stage of production at the time of infection or infestation, the type of treatment applied and climatic conditions. Unfavorable growing conditions caused by these factors can reduce both crop size and crop quality and, in extreme cases, entire harvests may be lost. Additionally, as of December 31, 2024, because approximately 71% of our inventory was concentrated in one geographical area by co-manufacturing and third-party logistics partners, adverse weather, or natural disasters, including fires, earthquakes, winter storms, droughts, or volcanic events could result in significant costs and meaningfully reduce our capacity to fulfill orders and maintain normal business operations. These factors may result in lower sales volume and increased costs due increased costs of products. Incremental costs, including transportation, may also be incurred if we need to find alternate short-term supplies of products from alternative areas. These factors can increase costs, decrease revenues and lead to additional charges to earnings, which may have a material adverse effect on our business, results of operations, and financial condition.

Climate change may negatively affect our business and operations.

There is concern that carbon dioxide and other greenhouse gases in the atmosphere may have an adverse impact on global temperatures, weather patterns and the frequency and severity of extreme weather and natural disasters. In the event that such climate change has a negative effect on agricultural productivity, we may be subject to decreased availability or less favorable pricing for certain commodities that are necessary for our products, such as coconut milk powder, organic coconut sugar, organic extra virgin coconut oil and freeze-dried coconut water. As a result of climate change, we may also be subjected to decreased availability of water, deteriorated quality of water or less favorable pricing for water, which could adversely impact our manufacturing and distribution operations, as well as the agricultural businesses of our suppliers, which rely on the availability and quality of water.

We rely on a small number of suppliers to provide our raw materials, and our supply chain may be interrupted and prevent us from obtaining the necessary materials we need to operate.

We rely on suppliers and vendors to meet our high-quality standards and supply products in a timely and efficient manner. Although we work with multiple suppliers for each of our key raw materials, there is no assurance that quality natural and organic products will continue to be available to meet our specific and growing needs. This may be due to, among other reasons, problems with our suppliers’ and vendors’ businesses, finances, labor relations, ability to export materials, international shipping delays, product quality issues, costs, production, crop yields, insurance, and reputation, as well as disease outbreaks or pandemics, acts of war, terrorism, natural disasters, fires, earthquakes, flooding or other catastrophic occurrences. If for any reason our suppliers or vendors became unable or unwilling to continue to provide services to us, this would likely lead to a temporary interruption in our ability to import our products until we found another entity that could provide these services. Failure to find a suitable replacement, even on a temporary basis, would have a material adverse effect on our ability to meet our current production targets, make it difficult to grow and would hurt our results of operations.

In addition, our top suppliers are in a similar geographic area, which increases the risk of significant supply disruptions from local and regional events (such as the unrest in Sri Lanka in 2022 and in Peru in 2023). In the event that our supply from our current suppliers is interrupted, our operations may be interrupted resulting in lost revenue, added costs and distribution delays that could harm our business and customer relationships until we are able to identify and enter into an agreement with one or more alternative suppliers. As a result of this concentration in our supply chain, our business and operations would be negatively affected if any of our key suppliers were to experience significant disruption affecting the price, quality, availability, or timely delivery of their products. In the event that our supply from our current suppliers is interrupted, our operations may be interrupted resulting in lost revenue, added costs such as, without limitation, shipping costs, and distribution delays that could harm our business and customer relationships until we are able to identify and enter into an agreement with one or more alternative suppliers.

Our future results of operations may be adversely affected by volatile commodity costs.

Many aspects of our business could be directly affected by volatile commodity costs. Agricultural commodities and raw materials, including coconut milk powder, organic coconut sugar, organic extra virgin coconut oil, and freeze-dried coconut water. These items, as well as a growing list of new ingredients as we expand our product portfolio, are subject to price volatility which can be caused by commodity market fluctuations, inflation, crop yields, seasonal cycles, weather conditions (including the potential effects of climate change), temperature extremes and natural disasters (including floods, droughts, water scarcity, frosts, earthquakes and hurricanes), pest and disease problems, changes in currency exchange rates, imbalances between supply and demand, natural disasters and government programs and policies among other factors. Volatile fuel costs translate into unpredictable costs for the products and services we receive from our third-party providers including, but not limited to, distribution costs for our products and packaging costs. While we may seek to offset the volatility of such costs with a combination of cost savings initiatives, operating efficiencies, and price increases to our customers, we may be unable to manage cost volatility. If we are unable to fully offset the volatility of such costs, our financial results could be adversely affected.

We rely on our founders, Laird Hamilton and Gabrielle Reece.

Many of the Company’s current products and planned future products are based on the lifestyle of Mr. Hamilton and Ms. Reece. Pursuant to the License and Preservation Agreement, dated May 26, 2020, by and among Mr. Hamilton, Ms. Reece and the Company, Mr. Hamilton and Ms. Reece granted us a limited, exclusive license to use their respective images, signatures, voices and names (other than those owned by the Company), rights of publicity and common law and statutory rights to the foregoing. Any use of the licensed property that is in accordance with the historical standard of use and is not objected to by Mr. Hamilton or Ms. Reece within 30 days of the first intra-company disclosure of a bona-fide intent to make such use is deemed approved. Any new use of the licensed property shall satisfy the historical standard of use and shall be primarily directed to the advertising, promotion or marketing of the Company’s products and services. If Mr. Hamilton or Ms. Reece object to a proposed use of the licensed property, the Company may be prevented from implementing our business plan in a timely manner, or at all, outside of previously approved usages or usages consistent with certain pre-approved product guidelines. Also, the Company depends on the positive image and public popularity of Mr. Hamilton and Ms. Reece to maintain and increase brand recognition. Customers may be drawn to our products because of their involvement in our Company as celebrities. If Mr. Hamilton or Ms. Reece’s image, reputation or popularity is materially and adversely affected, this could negatively affect the marketability and sales of our products and the Company.

Mr. Hamilton and Ms. Reece may engage in outside business activities from time to time, including the XPT Extreme Performance Training brand, Laird Apparel, and various endorsement opportunities. These activities may interfere with the respective time and attention Mr. Hamilton and Ms. Reece can devote to the Company’s business and affairs, which could have a material and adverse effect on the business. We have also entered into limited non-competition and non-solicitation agreements with Mr. Hamilton and Ms. Reece, which makes us vulnerable to competition from them. These conflicts of interest may result in the loss of business opportunities, which may materially and adversely affect our prospects, business advantage, financial condition, and results of operations.

If the reputation of our brand erodes significantly, it could have a material impact on our results of operations.

Our financial success is directly dependent on the consumer perception of our brand. The success of our brand may suffer if our marketing plans or product initiatives do not have the desired impact on our brand’s image or its ability to attract consumers. Further, our results could be negatively affected if our brand suffers substantial damage to its reputation due to real or perceived quality issues, adverse publicity about our products, packaging or ingredients, our failure to maintain the quality of our products, the failure of our products to deliver consistently positive consumer experiences, the products becoming unavailable to consumers, or perception that the Company or any of its executives or Mr. Hamilton or Ms. Reece is perceived to act in an irresponsible or objectionable manner. In addition, it is possible for such information, misperceptions, and opinions to be shared quickly and disseminated widely due to the continued growing use of social and digital media. Negative posts or comments about the Company or any of its executives or Mr. Hamilton or Ms. Reece, or our products or packaging on social or digital media could seriously damage our brands and reputation.

We rely on retailers and distributors for a substantial portion of our sales, and our failure to maintain and further develop our sales channels could harm our business.

We sell a substantial portion of our products through retailers such as Costco, through distributors such as United Natural Foods, Inc. and KeHE Distributors, and online through Amazon, and we depend on these third parties to sell our products to consumers.

The loss of, or business disruption at, one or more of these retailers or distributors or a negative change in our relationship with Costco or Amazon or a disruption to Amazon as a sales channel could have a material adverse effect on our business. If we do not maintain our relationship with existing retailers and distributors or develop relationships with new retailers and distributors, the growth of our business may be adversely affected, and our business may be harmed.

We are not the exclusive seller of our products into e-commerce channels, such as Amazon, and face competition in that channel from resellers of our products. Further, the terms of our agreements with these distributors allow us to plan for the future, maintain growth and strengthen our relationships with key customers. If we are required to obtain additional or alternative distribution agreements or arrangements in the future, we cannot be certain that we will be able to do so on satisfactory terms or in a timely manner. Our inability to enter into satisfactory distribution agreements may inhibit our ability to implement our business plan or to establish markets necessary to expand the distribution of our products successfully.

We depend upon internet search engines and other providers of digital advertising to attract a significant portion of our potential customers to our websites, and any change in the prominence of our website in either paid or algorithmic search result listings or an increase in purchasing digital ads could cause the number of visitors to our websites and our revenue to decline.

We depend in significant part on various internet search engines, such as Google, and other providers of digital advertising to direct a significant number of potential customers to our websites. Search websites typically provide two types of search results, algorithmic and paid listings. Algorithmic, or organic, listings are determined and displayed solely by a set of formulas designed by search companies. Paid listings can be purchased and then are displayed if particular words are included in a user’s internet search. Placement in paid listings is generally not determined solely on the bid price but also takes into account the search engines’ assessment of the quality of the website featured in the paid listing and other factors. We rely on both algorithmic and paid search results, as well as digital advertising on other websites and through other providers, to direct a substantial share of the visitors to our websites.

Our ability to maintain the number of visitors to our websites from internet search websites and other websites is not entirely within our control. For example, internet search websites frequently revise their algorithms in an attempt to optimize their search result listings or to implement their internal standards and strategies. Changes in the algorithms could cause our websites to receive less favorable placements, which could reduce the number of users who visit our websites. We have experienced and continue to experience fluctuations in the search result rankings for our websites.

In addition, the prominence of the placement of our advertisements is in part determined by the amount we are willing to pay for the advertisement. We bid against our competitors for the display of paid search engine advertisements and some of our competitors have greater resources with which to bid and better brand recognition than we have. Additionally, as we increase the number of third-party distributors of our products, they have occasionally targeted similar individuals or use similar key words. If competition for the display of paid advertisements in response to search terms related to our online services increases, our online advertising expenses could rise significantly, and we may be required to reduce the number of our paid search advertisements. If we reduce our advertising with search engines, our consumer traffic may significantly decline, or we may be unable to maintain a cost-effective search engine marketing program.

Other factors, such as search engine technical difficulties, search engine technical changes and technical or presentation changes we make to our websites, could also cause our websites to be listed less prominently in algorithmic search results. Any adverse effect on the placement of our websites in search engine results could reduce the number of users who visit our websites and drive up the cost of customer acquisition. If visits to our websites decrease, our revenue may decline, and we may need to resort to more costly sources to acquire new customers and such decreased revenue and/or increased expense could materially and adversely affect our business and profitability.

Our customer acquisition costs may increase, and our customer lifetime values may decrease, harming our margins and results.

Our business is dependent upon the success of our sales and customer acquisition and retention strategies, and our marketing efforts are focused on building our brand and acquiring new customers. As our business grows, our marketing dollars may become less effective as we run out of sources of free or low-cost traffic to our websites and are compelled to use less proprietary and more competitive sources of customer acquisition. In addition, customers acquired through more competitive channels may have lower retention rates compared to customers acquired through low-cost channels such as the social media presences of Mr. Hamilton and Ms. Reece, leading to lower customer lifetime values. To the extent our customer acquisition costs increase, or our lifetime customer values decrease, our margins and results of operations will be harmed.

Our customers generally are not obligated to continue purchasing products from us.

Many of our customers are individuals that buy from us under purchase orders, and we generally do not have long-term agreements with or commitments from these customers for the purchase of products. We cannot provide assurance that our customers, including customers that participate in our subscription programs, will maintain or increase their sales volumes or orders for the products supplied by us or that we will be able to maintain or add to our existing customer base. Decreases in our customers’ sales volumes or orders for products supplied by us may have a material adverse effect on our business, financial condition, or results of operations.

Our financial success depends on our ability to successfully predict changes in consumer preferences and develop successful new products and marketing strategies in response.

Consumer preferences evolve over time and the success of our products depends on our ability to identify the tastes and dietary habits of consumers and to offer products that appeal to their preferences and address their concerns. We must also adapt our marketing strategies to these fluid consumer preferences as they develop. Recent trends in consumer preferences that may impact us include:

●	dietary trends and increased attention to nutritional values, such as sugar, fat, protein, fiber, carbohydrate, or calorie content;

●

concerns about obesity and the health effects of specific ingredients and nutrients, such as sugar and other sweeteners, ingredients derived from genetically modified organisms (“GMOs”), gluten, grains, dairy, soybeans, nuts, oils, vitamins, fiber, and minerals; and

●	increasing awareness of the environmental and social effects of product production, including agricultural production by food manufacturers and their suppliers.

The development and introduction of new products could require substantial research and development and other expenditures, including capital investment and marketing and warehouse slotting investments. In addition, the success of our innovation and product development efforts depends upon our ability to anticipate changes in consumers’ preferences, the technical capability of our research and development staff in developing, formulating, and testing new products, and our ability to introduce the resulting products in a timely manner. If our products fail to meet consumer preferences, or we fail to introduce new and improved products on a timely basis, then the return on that investment will be less than anticipated and our strategy to grow sales and profits through product innovations and extensions will be less successful.

Consumer preferences for natural and organic food products are difficult to predict and may change.

Our business is primarily focused on sales of non-GMO, organic and natural products, and our success depends, in part, on our ability to offer products that anticipate the tastes and dietary habits of consumers and appeal to their preferences on a timely and affordable basis. A significant shift in consumer demand away from our products or our failure to maintain our current market position, could reduce our sales and harm our business. Consumer trends change based on a number of possible factors, including nutritional values, a change in consumer preferences or general economic conditions. Additionally, there is a growing focus among some consumers to buy local food products in an attempt to reduce the carbon footprint associated with transporting food products from longer distances, which could result in a decrease in the demand for food products and ingredients that we import from other countries or transport from remote processing locations or growing regions. Further, failures by us or our competitors to deliver quality products could erode consumer trust in the organic certification of foods. A significant shift in consumer demand away from our products would reduce our market share, harming our business.

Technology failures or security breaches could disrupt our operations and negatively impact our business.

In the normal course of business, we rely on information technology systems to process, transmit, and store electronic information. For example, our production and distribution facilities and inventory management utilize information technology to increase efficiencies and limit costs. Information technology systems are also integral to the reporting of our results of operations. Furthermore, a significant portion of the communications between, and storage of personal data of, our personnel, customers, and suppliers depend on information technology, including social media platforms.

Our information technology systems may be vulnerable to a variety of interruptions, as a result of our enterprise platform or due to events beyond our control, including, but not limited to, natural disasters, terrorist attacks, telecommunications failures, computer viruses, hackers, cyber-attacks, and other security issues. These events could compromise our confidential information, impede, or interrupt our business operations, and may result in other negative consequences, including remediation costs, loss of revenue, litigation, and reputational damage. Furthermore, if a breach or other breakdown results in disclosure of confidential or personal information, we may suffer reputational, competitive and/or business harm.

While we have implemented administrative and technical controls, maintained information security training programs, perpetuated external reviews, and taken other preventive actions to reduce the risk of cyber incidents and protect our information technology, they may be insufficient to prevent physical and electronic break-ins, cyber-attacks, ransomware attacks, or other security breaches to our computer systems, which could have a material adverse effect on our business, financial condition, or results of operations. Similarly, while we currently maintain insurance that is intended to cover security and information system incidents, the insurance may not cover all or any of the losses, types of claims, damages to our brand, or damages to our reputation due to the specific facts and circumstances surrounding the event, and such insurance may not remain available on advantageous terms or at all.

Economic downturns could limit consumer demand for our products and negatively affect our sales and profitability.

The premium organic and natural food industry is sensitive to national and regional economic conditions and the demand for the products that we distribute may be adversely affected from time to time by economic downturns that impact consumer spending, including discretionary spending. Future economic conditions such as employment levels, business conditions, housing starts, interest rates, inflation rates, energy and fuel costs and tax rates could reduce consumer spending or change consumer purchasing habits. Among these changes could be a reduction in the number of natural and organic products that consumers purchase where there are non-organic alternatives, given that many premium natural and organic products, and particularly premium natural and organic foods, often have higher retail prices than do their non-organic counterparts.

Adverse developments affecting the financial services industry, such as recent bank failures or concerns involving liquidity, may have a material effect on the Company’s operations.

Actual events involving limited liquidity, defaults, non-performance or other adverse developments that affect financial institutions, transactional counterparties or other companies in the financial services industry or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, have in the past and may in the future lead to market-wide liquidity problems. For example, on March 10 and March 12, 2023, the Federal Deposit Insurance Corporation took control and was appointed receiver of Silicon Valley Bank (“SVB”), and Signature Bank, respectively, after each bank was unable to continue their operations. These events exposed vulnerabilities in the banking sector, including legal uncertainties, significant deposit outflows, volatility, and contagion risk, and caused market prices of regional bank stocks to plummet.

Regulatory Risks Related to the Company’s Business

Our products and operations are subject to government regulation and oversight both in the United States and abroad, and our failure to comply with applicable requirements could adversely affect our business and results of operations.

We are affected by a wide range of governmental laws and regulations. Examples of regulatory agencies influencing our operations include the United States Department of Agriculture (the “USDA”), the Food and Drug Administration (the “FDA”), the Federal Trade Commission (the “FTC”), and the Environmental Protection Agency, among others. These agencies regulate, among other things, with respect to our products and operations:

●	design, development and manufacturing;

●	testing, labeling, content, and language of instructions for use and storage;

●	product safety and ingredients;

●	marketing, sales, and distribution;

●	record keeping procedures;

●	advertising and promotion;

●	recalls and corrective actions; and

●	product import and export.

These laws and regulations affect various aspects of our business. For example, certain food ingredient products manufactured by Laird Superfood are regulated under the United States Federal Food, Drug, and Cosmetic Act (“FDCA”), as administered by the FDA. Under the FDCA, pre-marketing approval by the FDA is required for the sale of a food ingredient which is a food additive unless the substance is generally recognized as safe, under the conditions of its intended use by qualified experts in food safety. We believe that most food ingredients in our products are generally recognized as safe. However, this status cannot be determined for some ingredients until actual formulations and uses are finalized. As a result, we may be adversely affected if the FDA determines that our food ingredient products do not meet the criteria for generally recognized as safe. Food and beverage products that contain unapproved ingredients that are not generally recognized as safe may be considered to be adulterated under the FDCA, which could result in market withdrawal or recall of such product or other enforcement actions. There is increasing government and public scrutiny on food additives and ingredients, and it is possible that the regulations governing the ingredients in our products could change, which could have a material adverse effect on our business, financial condition, and results of operations.

The regulations to which we are subject are complex and have tended to become more stringent over time. The 2025 change in presidential administration and related changes in regulatory agency personnel and policies are leading to increase uncertainty for us and other regulated industry stakeholders. Ahead of the 2025 administration change, FDA released several new regulations, guidance documents and proposed rules that the new administration may or may not adopt, some of which are or may be relevant to our business. For example, FDA proposed a rule on January 16, 2025, that would require certain nutrition information to be included on front-of-package on majority of food products if finalized. In addition to compliance costs associated with understanding the requirements and revising labeling, implementing this rule could adversely affect our consumer perception of our products, reputation, and brand and decrease our sales, which would have a material adverse effect on our business, financial condition and results of operations.

Overall, regulatory changes could result in restrictions on our ability to carry on or expand our operations, higher than anticipated costs or lower than anticipated sales. The failure to comply with applicable regulations could jeopardize our ability to sell our products and result in enforcement actions and third-party lawsuits such as:

●	warning letters;

●	fines;

●	injunctions;

●	civil penalties and civil lawsuits;

●	termination or disruption of manufacture and distribution;

●	voluntary or mandatory recalls or seizures of products;

●	delays in the introduction of products into the market; and

●	total or partial suspension of production.

Any of these sanctions could result in higher than anticipated costs or lower than anticipated sales and harm our reputation, business, financial condition and results of operations. We may also be required to take corrective actions, such as reformulating, or relabeling our products, or taking other actions, which could require us to make substantial capital expenditures. In addition, we could be required to indemnify our employees in connection with any expenses or liabilities that they may incur individually in connection with regulatory action against them. As a result, our future business prospects could deteriorate due to regulatory constraints, and our profitability could be impaired by our obligation to provide such indemnification to our employees.

The FDA may also take issue with the name “Laird Superfood” or any derivative name, as “superfood” is, to our knowledge, still undefined by regulatory agencies. In addition to any regulatory costs, if the Company were required to change its name, there would likely be, or could be, among other results, a negative effect on the Company’s branding and customer perception.

Regulatory enforcement concerning marketing and labeling of food or dietary supplement products could adversely affect our business and reputation.

Products that we sell carry claims as to their origin, ingredients, or health benefits, including, by way of example, the use of the term “natural,” “functional,” or “healthy,” or similar synonyms or implied statements relating to such benefits. Although the FDA and the USDA each has issued statements regarding the appropriate use of the word “natural,” there is no single, United States government regulated definition of the term “natural” for use in the food industry, which is true for many other adjectives common in the better-for-you and functionally focused food industry. The resulting uncertainty has led to consumer confusion, distrust, and legal challenges. Plaintiffs have commenced legal actions against several food companies that market “natural” products, asserting false, misleading, and deceptive advertising and labeling claims, including claims related to genetically modified ingredients, preservatives, allegedly synthetic ingredients, contaminants such as heavy metals or microplastics, environmental impact, and other claims. In limited circumstances, the FDA has taken regulatory action against products labeled “natural” but that nonetheless contain synthetic ingredients or components. Should we become subject to similar claims, consumers may avoid purchasing products from us or seek alternatives, even if the basis for the claim is unfounded. Adverse publicity about these matters may discourage consumers from buying our products. The cost of defending against any such claims could be significant. Any loss of confidence on the part of consumers in the truthfulness of our labeling or ingredient claims would be difficult and costly to overcome and may significantly reduce our brand value. Any of these events could adversely affect our reputation and brand and decrease our sales, which would have a material adverse effect on our business, financial condition and results of operations.

In December 2024, FDA promulgated a revised definition of “healthy” when used as an implied nutrient content claim. As it stands, food manufacturers and brands must achieve compliance with the new rule by February 25, 2028, which may require us to revise our product labels and other materials that may be considered labeling to revise or remove related claims.

Similarly, certain USDA regulations set forth the minimum standards producers must meet in order to have their products labeled as “certified organic,” and we currently manufacture several organic products that are covered by these regulations. While we believe our products and our supply chain are in compliance with these regulations, changes to food regulations may increase our costs to remain in compliance. We could lose our “organic” certification if a facility becomes contaminated with non-organic ingredients, if we do not use raw materials that are certified organic, or if key ingredients used in our products are no longer allowed to be used in food certified as “organic.” The loss of our “organic” certifications and subsequent ineligibility period could materially and adversely affect our business, financial condition, or results of operations.

In addition, the USDA requires disclosure of the use of genetic engineering in manufacturing a product or an ingredient used in a product. We believe we are in material compliance with the mandatory bioengineering food disclosure standard. If the USDA determines our practices are inconsistent with the bioengineering disclosure regulations, it may be necessary to make changes in our labeling and we could face enforcement actions, either or both of which could adversely affect customer acceptance of our product and materially and adversely affect our business.

Our reputation could suffer from real or perceived issues involving regulatory enforcement or litigation concerning the marketing or labeling of our products.

The marketing and labeling of any food product in recent years has brought increased risk that consumers will bring class action lawsuits and that the FTC and/or state attorneys general will bring legal action concerning the truth and accuracy of the marketing and labeling of the product. Examples of causes of action that may be asserted in a consumer class action lawsuit include fraud, unfair trade practices and breach of state consumer protection statutes. The FTC and/or state attorneys general may bring legal action that seeks removal of a product from the marketplace and impose fines and penalties. Even when unmerited, class claims, action by the FTC or state attorneys general enforcement actions can be expensive to defend and adversely affect our reputation with existing and potential customers and consumers and our corporate and brand image, which could have a material and adverse effect on our business, financial condition, or results of operations. Additionally, we may have to enter settlement agreements to resolve such claims, even when unmerited, which could result in restrictions to our product offering, labeling, or advertising in addition to a sizeable cash payment or other remedies sought by the plaintiffs.

In addition, the National Advertising Division of the Council of Better Business Bureaus, Inc. (“NAD”) administers a self-regulatory program of the advertising industry to ensure truth and accuracy in national advertising. NAD both monitors national advertising and entertains inquiries and challenges from competing companies and consumers. Investigations may require advertisers to demonstrate to NAD that the claim(s) at issue are properly substantiated. Should our advertising be determined to be false or misleading, we may have to pay damages, revise, or withdraw our campaign and possibly face fines or sanctions, which could have a material adverse effect on our sales and operating results.

We may be subject to specific FTC endorsement and/or testimonial regulations that would interfere with our advertising, marketing, and labeling strategies.

The FTC regulates the use of endorsements and testimonials in advertising as well as relationships between advertisers and social media influencers pursuant to principles described in the FTC’s Guides Concerning the Use of Endorsements and Testimonials in Advertising (the “Endorsement Guides”). The Endorsement Guides provide that an endorsement must reflect the honest opinion of the endorser and cannot be used to make a claim about a product that the product’s marketer could not itself legally make. They also say that if there is a connection between an endorser and the marketer that consumers would not expect and it would affect how consumers evaluate the endorsement, that connection should be disclosed. Another principle in the Endorsement Guides applies to ads that feature endorsements from people who achieved exceptional, or even above average, results from using a product. If the advertiser doesn’t have proof that the endorser’s experience represents what people will generally achieve using the product as described in the ad, then an ad featuring that endorser must make clear to the audience what results they can generally expect to achieve, and the advertiser must have a reasonable basis for its representations regarding those generally expected results.

Although the Endorsement Guides are advisory in nature and do not operate directly with the force of law, they provide guidance about what the FTC staff generally believes the Federal Trade Commission Act, or FTC Act, requires in the context using of endorsements and testimonials in advertising and any practices inconsistent with the Endorsement Guides can result in violations of the FTC Act’s proscription against unfair and deceptive practices.

To the extent we may rely on endorsements or testimonials, we will review any relevant relationships for compliance with the Endorsement Guides and we will otherwise endeavor to follow the FTC Act and other legal standards applicable to our advertising. While we do request that public persons who we engage as paid advertisers, or provide samples of product to, disclose their relationship with us prior to sharing on social media or other endorsement, we cannot ensure all recipients comply with this request and we cannot completely monitor what they post on social media. If our advertising claims or claims made by our social media influencers or by other endorsers with whom we have a material connection do not comply with the Endorsement Guides or any requirement of the FTC Act or similar state requirements, the FTC and state consumer protection authorities could subject us to investigations and enforcement actions, impose penalties, require us to pay monetary consumer redress, require us to revise our marketing materials and require us to accept burdensome injunctions, all of which could harm our business, reputation, financial condition and results of operations.

We have continually adapted our marketing efforts to be compliant with the Endorsement Guides, as they are periodically revised. However, it is possible that our use, and that of our employees, of testimonials in the advertising and promotion of our products could be significantly impacted by enforcement or litigation, which might negatively affect our sales.

We may face scrutiny from evolving state regulations concerning health, safety, our supply chain, and marketing.

In addition to the federal regulatory issues listed above, there are a growing number of state regulations that might impair our ability to operate and avoid interruption. For example, California currently enforces legislation commonly referred to as “Proposition 65” that requires that “clear and reasonable” warnings be given to consumers who are exposed to chemicals known to the State of California to cause cancer or reproductive toxicity. Although we seek to comply with the requirements of Proposition 65, as well as to educate our customers regarding the substance of Proposition 65 and the relative metals contents in various natural foods, there can be no assurance that we will not be adversely affected by litigation or other actions relating to Proposition 65 or future legislation that is similar or related thereto.

A growing number of states have also adopted or proposed legislation restricting certain ingredients and food additives. A few states have also adopted or proposed restrictions prohibiting the sale of certain dietary supplements to customers under a certain age. These examples indicate an overall trend toward state involvement in detailed aspects of food and dietary supplement regulation, which may increase our cost of maintaining compliance in all states where our products are sold, and could adversely affect our business, financial condition and results of operations.

Also, the Transparency in Supply Chains Act of 2010 in California requires us to audit our vendors with respect to risks of human trafficking and slavery and mitigate these risks in our operations. Any failure to disclose issues or other non-compliance could subject us to action by the California Attorney General or other regulatory authorities. Increased compliance costs associated with operating in California and other states could adversely affect our business, financial condition and results of operations.

Risks Relating to the Ownership of the Company’s Common Stock

The market price of our common stock may be highly volatile, and you may not be able to resell your shares at or above the price you purchased them.

The market price of our common stock has fluctuated and may fluctuate significantly in response to numerous factors, many of which are beyond our control, including:

●	overall performance of the equity markets;

●	the development and sustainability of an active trading market for our common stock;

●	our ability to maintain our listing on the NYSE American;

●	our operating performance and the performance of other similar companies, or companies in the premium organic and natural food industry;

●	changes in recommendations by securities analysts that elect to follow the Company;

●	press releases or other public announcements by us or others, including our filings with the SEC;

●	changes in expectations related to consumer preferences in the premium organic and natural food industry;

●	recruitment or departure of key personnel;

●	changes in our capital structure, such as future issuances of debt or equity securities;

●	regulatory developments in the United States or foreign countries;

●	the economy as a whole, market conditions in our industry, and the industries of our customers;

●	the expiration of market standoff or contractual lock-up agreements; and

●	the size of our market float.

In addition, the stock markets have experienced extreme price and volume fluctuations that have affected and continue to affect the market prices of equity securities of many small-cap companies. Stock prices of many small-cap companies have fluctuated in a manner unrelated or disproportionate to the operating performance of those companies. These extreme market fluctuations have been accompanied by reports of strong and atypical retail investor interest, including on social media and online forums, and it is unclear how long this volatility will last. Due to our customer basis, online presence, and founders’ reputation, among other factors, our stock may be subject to similar market volatility in the future not necessarily related to the performance of our business. In the past, shareholders have filed securities class action litigation following periods of market volatility. If we were to become involved in securities litigation, it could subject us to substantial costs, divert resources and the attention of management from our business, and adversely affect our business.

We will incur increased costs in connection with operating as a public company and our management will be required to devote substantial time to compliance initiatives and corporate governance practices.

As a public company, we may incur significant legal, accounting, and other expenses that we did not incur as a private company. The SOX Act, the Dodd-Frank Wall Street Reform and Consumer Protection Act, the listing requirements of the NYSE American and other applicable securities rules and regulations impose various requirements on public companies. Our management and other personnel will need to devote a substantial amount of time to compliance with these requirements. Moreover, these rules and regulations will increase our legal and financial compliance costs and will make some activities more time-consuming and costly.

If securities or industry analysts do not publish research or publish inaccurate or unfavorable research about our business, our stock price and trading volume could decline.

The trading market for our common stock depends in part on the research and reports that securities or industry analysts publish about us and our business. If analysts cease coverage of us, the trading price for our common stock would be negatively affected. If one or more of the analysts who cover us downgrade our common stock or publish inaccurate or unfavorable research about our business, the price for our common stock would likely decline. If one or more of these analysts cease coverage of us or fail to publish reports on us regularly, demand for our common stock could decrease, which might cause the price and trading volume for our common stock to decline.

We may not be able to maintain a listing of our common stock on the NYSE American.

Our common stock is currently listed on the NYSE American. We must meet certain financial and liquidity criteria to maintain the listing of our common stock on the NYSE American. If we fail to meet any listing standards or if we violate any listing requirements, our common stock may be delisted. A delisting of our common stock from the NYSE American may materially impair our shareholders’ ability to buy and sell our common stock and could have an adverse effect on the market price of, and the efficiency of the trading market for, our common stock. The delisting of our common stock could significantly impair our ability to raise capital and the value of your investment.

Economic and business factors could result in impairment of intangible assets.

Current and future economic conditions, as well as the other risks noted in this Proxy Statement, may adversely impact our ability to attract new customers, retain existing customers, maintain sales volumes, and maintain margins. As discussed under “Critical Accounting Estimates” included elsewhere in this report, these events could materially reduce our profitability and cash flows which could, in turn, lead to impairment of our intangible assets. Furthermore, significant negative industry or general economic, market or other trends, disruptions to our business and unexpected significant changes or planned changes in our use of intangible assets. Any future impairment could have a material adverse effect on our business, financial condition, or results of operations.

Provisions in our governing documents under Nevada law could discourage a takeover that shareholders may consider favorable.

Provisions in our articles of incorporation and bylaws may have the effect of delaying or preventing a change of control or changes in our management. These provisions include the following:

●	authorizing the issuance of “blank check” preferred stock that could be issued by our Board to defend against a takeover attempt;

●	providing that vacancies on our Board, including newly created directorships, may be filled only by a majority vote of directors then in office rather than by shareholders;

●	advance notice procedures, which may apply for shareholders to nominate candidates for election as directors or to bring matters before an annual meeting of shareholders;

●	no authorization of cumulative voting, which limits the ability of minority shareholders to elect director candidates;

●	certain amendments to our articles of incorporation require the approval of two-thirds of the then outstanding voting power of our capital stock;

●

our articles of incorporation requires the approval of two-thirds of the then outstanding voting power of our capital stock for shareholders to adopt, amend, alter, or repeal our bylaws, or to adopt any provision inconsistent with our bylaws;

●	a prohibition on shareholder action by written consent, which means that our shareholders will only be able to take action at a meeting of shareholders; and

●	preventing shareholders from calling special meetings.

In addition, we are subject to Nevada’s Combination with Interested Shareholders Statute (Nevada Revised Statutes 74.411 - 74.444), which prohibits an interested stockholder from entering into a "combination" with the corporation, unless certain conditions are met. These provisions are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of our company to first negotiate with our Board. These provisions may delay or prevent someone from acquiring or merging with us, which may cause the market price of our common stock to decline.

Since we do not anticipate paying any cash dividends on our capital stock in the foreseeable future, stock price appreciation, if any, will be your sole source of gain.

We currently intend to retain all our future earnings, if any, to finance the growth and development of our business. In addition, the terms of any future debt agreements may preclude us from paying dividends. As a result, appreciation, if any, in the market price of our common stock will be your sole source of gain for the foreseeable future.

Our articles of incorporation provide that the Court of Chancery of the State of Delaware and the federal district courts of the United States of America will be the exclusive forums for substantially all disputes between us and our shareholders, which could limit our shareholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers, or employees.

Despite being a Nevada corporation, our articles of incorporation include a provision that provides that the Court of Chancery of the State of Delaware is the exclusive forum for:

●	any derivative action or proceeding brought on our behalf;

●	any action asserting a claim of breach of fiduciary duty owed by any of our directors, officers, or other employees to us or our shareholders;

●

any action asserting a claim against us, or our directors, officers or employees arising pursuant to any provision of the Delaware General Corporation Law or our articles of incorporation or bylaws; and

●	any action asserting a claim against us, or our directors, officers or employees governed by the internal affairs doctrine.

This provision would not apply to suits brought to enforce a duty or liability created by the Exchange Act or any other claim for which the U.S. federal courts have exclusive jurisdiction.

In addition, our articles of incorporation provide that the federal district courts of the United States will be the exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act, unless we consent in writing to the selection of an alternative forum. This exclusive forum provision does not apply to claims under the Exchange Act.

These exclusive forum provisions may limit a shareholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with us or our directors, officers, or other employees, which may discourage these types of lawsuits. Furthermore, the enforceability of similar choice of forum provisions in other companies’ governing documents has been challenged in legal proceedings, and it is possible that a court could find these types of provisions to be inapplicable or unenforceable. If a court were to find the exclusive forum provision contained in our articles of incorporation to be inapplicable or unenforceable in an action, we may incur additional costs associated with resolving such action in other jurisdictions, which could harm our business.

PROPOSAL 1: THE STOCK ISSUANCE PROPOSAL

Overview

At the closing of the Transactions and pursuant to the Acquisition Agreement, we will acquire, directly or indirectly, (i) all of the issued and outstanding units of Navitas LLC from the Sellers and (ii) all of the issued and outstanding capital stock of GSC from Encore for a purchase price of $38.5 million in cash, subject to customary purchase price adjustments, including a working capital adjustment. The Navitas Acquisition will be funded through the private placement of $50.0 million of Preferred Stock to affiliates of Nexus pursuant to the Investment Agreement.

The terms of the Investment Agreement and the Acquisition Agreement are complex and only briefly summarized below. For further information, please see the full text of the Investment Agreement and the Acquisition Agreement, which are attached hereto as Annexes A and B, respectively.

Section 712 of the NYSE American Listed Company Guide requires stockholder approval as a prerequisite to approval of applications to list additional shares to be issued as sole or partial consideration for an acquisition of the stock or assets of another company and where the present or potential issuance of common stock, or securities convertible into common stock, could result in an increase in outstanding common stock of 20% or more of the outstanding shares of common stock of the issuer before the issuance. Section 713 of the NYSE American Listed Company Guide requires stockholder approval as a prerequisite to approval of applications to list additional shares to be issued when the issuance or potential issuance of additional shares will result in a “change of control” of the issuer. In the aggregate, the Initial Shares to be issued at the Closing and the Additional Shares that would be issuable to the Investor would be convertible into 30,812,324 shares of common stock of the Company, which shares would represent greater than 20% of the outstanding shares of common stock of the Company. Accordingly, we are asking our stockholders to approve, for purposes of complying with the applicable provisions of Sections 712 and 713 of the NYSE American Listed Company Guide, the issuance of up to 110,000 shares of Preferred Stock and the underlying Conversion Shares in connection with the Nexus Investment and resulting Navitas Acquisition.

We may consummate the Nexus Investment and the Navitas Acquisition only if the Stock Issuance Proposal is approved by the affirmative vote, in person or by proxy, of the majority of votes cast (excluding abstentions and broker non-votes) at the Special Meeting, assuming a quorum is present.

The Investment Agreement

This subsection of this Proxy Statement describes the material provisions of the Investment Agreement but does not purport to describe all of the terms of the Investment Agreement. The following summary is qualified in its entirety by reference to the complete text of the Investment Agreement, which is attached as Annex A hereto. You are urged to read the Investment Agreement in its entirety because it is the primary legal document that governs the Nexus Investment.

The Investment Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Investment Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Investment Agreement. The representations, warranties and covenants in the Investment Agreement are also modified in important part by the underlying disclosure schedules, which are not filed publicly, are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts.

General Description of the Nexus Investment and the Investment Agreement

On December 21, 2025 (the “Execution Date”) and concurrently with the signing of the Acquisition Agreement, we entered into the Investment Agreement with Gateway Superfood NSSIII Investment, LLC (“Gateway III”) and Gateway Superfood NSSIV Investment, LLC (“Gateway IV” and together with Gateway III, the “Investor”), which Investor is an affiliate of Nexus.

Nexus Capital Management LP is an alternative asset investment management company based in Los Angeles, California that was founded in 2013. Nexus employs a flexible investment mandate that focuses on long-term value creation by partnering with leading management teams and businesses. For more information on Nexus, please visit www.nexuslp.com.

The Preferred Stock Issuance

The Initial Shares

Pursuant to the Investment Agreement, following the satisfaction or waiver of the conditions to closing set forth therein, the Investor will purchase an aggregate of 50,000 Initial Shares of Preferred Stock at a purchase price of $1,000 per share for gross proceeds of $50.0 million at closing.

At the closing of the Transactions, based on the number of shares of common stock outstanding as of January 28, 2026, Nexus’s equity interest in the Company would represent, on a diluted basis for in-the-money instruments at $3.30 per share, approximately 53.3% of the Company’s issued and outstanding common stock. Based on the number of shares of common stock outstanding as of January 28, 2026, following the issuance of the Initial Shares, Nexus would hold Preferred Stock convertible into 56.7% of the Company’s issued and outstanding common stock (or 74.2% of the Company’s issued and outstanding common stock assuming the issuance of the Additional Shares).

The Preferred Stock is convertible, at the option of the holder, into shares of the Company’s common stock at a fixed conversion price of $3.57 (subject to certain customary anti-dilution adjustments). The Preferred Stock will accrue dividends at an annual rate of 5%, accrued daily and compounded quarterly, and vote on an as-converted basis with the common stock. Any shares of common stock issuable upon conversion of the Preferred Stock will be listed on the NYSE American, subject to official notice of issuance.

The designation, vesting, powers (including voting powers), preferences and relative, participating, optional or other rights (and the qualifications, limitations and restrictions thereof) of the Preferred Stock are more fully set forth in the Certificate of Designation. For more information about the Preferred Stock and the Certificate of Designation, see the section titled “Transaction Documents and Related Agreements—Certificate of Designation—Series A Preferred Stock” below.

The Additional Shares

Pursuant to the Investment Agreement, the Company has the option, following the closing of the Nexus Investment until 270 days following the closing (or, if on such 270th day the Company is engaged in discussions with one or more counterparties regarding a potential acquisition or other strategic transaction, 360 days), to require the Investor to purchase up to an aggregate of 60,000 Additional Shares of Preferred Stock at $1,000 per share, provided that any funding of Additional Shares must be for a minimum of $25.0 million and be used to fund substantially concurrent strategic transactions approved by a majority of the disinterested directors of the Board.

Governance Matters

Pursuant to the Investment Agreement, effective as of the closing, (i) the Company will appoint four Nexus Designees, with each Nexus Designee to the Board to serve for a term expiring at the Company’s next annual meeting of stockholders and until their successors are duly elected and qualified, (ii) Grant LaMontagne will remain a director of the Company and be deemed the fifth Nexus Designee as of the closing and (iii) the Company and the Board will cause the total number of directors on the Board to be fixed at nine and a number of directors will resign such that the total number of directors on the Board is nine.

Thereafter, the number of Nexus Designees will adjust proportionately to Nexus’s ownership thresholds, subject to applicable law and stock exchange rules. Subject to applicable law, Nexus will have the right to remove, with or without cause, any Nexus Designee at any time upon two business days’ notice. In addition to the foregoing, the Investment Agreement provides Nexus and its affiliates with certain information rights, which include, (i) subject to certain ownership thresholds, the ability of Nexus to request certain information from the Company regarding its business and operations and access to the Company’s management team, and (ii) the ability of Nexus to share certain non-public information concerning the Company with other individuals associated with its affiliates, provided that Nexus’s affiliates are informed about the confidential nature of such information.

Furthermore, subject to certain ownership thresholds, the Company may not take the following actions without the prior written consent of the holders of a majority of the then outstanding shares of Preferred Stock:

●

any actions that would result in any control share acquisition, interested stockholder, business combination or similar anti-takeover provision in the Nevada Revised Statutes and/or the Company’s organizational documents becoming applicable to the holders of shares of Preferred Stock as a result of the Stock Issuance, the Navitas Acquisition or any transaction related thereto, including the Company’s issuance of the Conversion Shares;

●

adopt, approve or agree to adopt a stockholder rights agreement, “poison pill” or similar anti-takeover agreement or plan that is applicable to the holders of shares of Preferred Stock, subject to certain exceptions;

●

authorize or issue any Parity Securities or Senior Securities (each as defined in the Investment Agreement), or amend or alter the Company’s organizational documents to authorize or create, or increase the number of authorized or issued shares of, or any securities convertible into shares of, or reclassify any security into, any Parity Securities (including any increase in the number of authorized or issued shares of Preferred Stock) or Senior Securities;

●	issue any shares of Preferred Stock to any person other than to Nexus and its affiliates;

●	cause any subsidiary to issue any equity securities, subject to certain exceptions; or

●

any action to effect any voluntary deregistration of the common stock under the Exchange Act, or any voluntary delisting with NYSE American of the common stock other than in connection with a concurrent relist with another national securities exchange.

Material Adverse Effect

Under the Investment Agreement, certain representations and warranties of the parties are qualified in whole or in part by a material adverse effect standard for purposes of determining whether a breach of such representations and warranties has occurred. Pursuant to the Investment Agreement, an “investor material adverse effect” means, with respect to the Investor, any effect, change, event or occurrence that would reasonably be expected to, individually or in the aggregate, prevent or materially delay or impair (i) the consummation by the Investor of the purchase of the Initial Shares pursuant to the Investment Agreement on a timely basis or (ii) the compliance by the Investor with its obligations under the Investment Agreement.

Pursuant to the Investment Agreement, a “material adverse effect” means, with respect to the Company, any effect, change, event or occurrence that has or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on (x) the business, results of operations, assets, liabilities or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole or (y) the ability of the Company to (i) consummate the Transactions on a timely basis or (ii) comply with its obligations under the Investment Agreement; provided, however, that, for purposes of clause (x) above, none of the following, and no effect, change, event or occurrence arising out of, or resulting from, the following, shall constitute or be taken into account in determining whether a material adverse effect has occurred or would reasonably be expected to occur: any effect, change, event or occurrence (A) generally affecting (1) the industry in which the Company and its subsidiaries operate or (2) the economy, credit or financial or capital markets, in the United States or elsewhere in the world, including changes in interest or exchange rates, or (B) to the extent arising out of, resulting from or attributable to (1) changes or prospective changes in law or in GAAP or in accounting standards, or any changes or prospective changes in the interpretation or enforcement of any of the foregoing, or any changes or prospective changes in general legal, regulatory or political conditions, in each case occurring after the date hereof, (2) the public announcement of the Investment Agreement, the transaction documents or the consummation of the Transactions, (3) acts of war (whether or not declared), sabotage or terrorism, or any escalation or worsening of any such acts of war (whether or not declared), sabotage or terrorism, (4) volcanoes, tsunamis, pandemics, earthquakes, hurricanes, tornados or other natural disasters, (5) any action taken by the Company or its subsidiaries (w) that is expressly required by the Investment Agreement or the transaction documents, (x) with the Investor’s express written consent, or (y) at the Investor’s express prior written request, (6) any decline in the market price, or change in trading volume, of the capital stock of the Company (it being understood that the foregoing clause (6) will not prevent a determination that the underlying cause of any such change or decline is a material adverse effect), (7) any failure to meet any internal or public projections, forecasts, guidance, estimates, milestones, budgets or internal or published financial or operating predictions of revenue, earnings, cash flow or cash position (it being understood that the foregoing clause (7) will not prevent or otherwise affect a determination that the underlying cause of any such failure is a material adverse effect), (8) any change or prospective change in the Company’s credit ratings (it being understood that the foregoing clause (8) shall not prevent or otherwise affect a determination that the underlying cause of any such change or prospective change is a material adverse effect), (9) any change resulting or arising from the identity of the Investor or any of its affiliates or (10) any actions taken at the written request of the Investor; provided, further, however, that any effect, change, event or occurrence referred to in clause (A) or clauses (B)(1), (B)(3) or (B)(4) above may be taken into account in determining whether there has been, or would reasonably be expected to be, individually or in the aggregate, a material adverse effect to the extent such effect, change, event or occurrence has a disproportionate adverse effect on the business, results of operations, assets or financial condition of the Company and its subsidiaries, taken as a whole, as compared to other participants in the industry in which the Company and its subsidiaries operate (in which case the incremental disproportionate impact or impacts may be taken into account in determining whether there has been, or would reasonably be expected to be, a material adverse effect).

Closing of the Nexus Investment

The closing of the Nexus Investment is expected to take place at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP (“Paul Weiss”) at 1285 Avenue of the Americas, New York, NY 10019, on the closing date of the Navitas Acquisition (as described below).

Representations and Warranties

Under the Investment Agreement, the Investor made customary representations and warranties relating to, among other things, organization and good standing, authority, non-contravention, governmental consents and approvals, brokers and other advisors, investment intent, non-reliance on estimates, projections, forecasts, business plans and forward-looking statements, and disclaimer of other representations.

Under the Investment Agreement, the Company made customary representations and warranties relating to, among other things, organization and good standing, capitalization, authority, non-contravention, governmental consents and approvals, SEC documents and absence of undisclosed liabilities, absence of certain changes, legal proceedings, compliance with laws and permits, material contracts, tax matters, real property, anti-takeover statutes, brokers and other advisors, benefit plans, labor matters, listing of the Company’s common stock, status of securities, indebtedness, intellectual property, data security and privacy, affiliate transactions, environmental matters, and disclaimer of other representations.

Covenants of the Parties

Mutual Covenants of the Investor and the Company

Each of the Investor and the Company made certain mutual covenants under the Investment Agreement, including, among others, the covenants set forth below:

●

the Investor and the Company agreed to (i) cooperate with each other and use reasonable best efforts to obtain or submit all approvals required under the Hart–Scott–Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) and any other applicable regulatory laws (the “Required Regulatory Approvals”), including in connection with any issuance of the Additional Shares or the conversion of the shares of Preferred Stock and (ii) make any required filings pursuant to the HSR Act and any other Required Regulatory Approvals with respect to the Nexus Investment as promptly as reasonably practicable following a request by the Investor, and with respect to future HSR filings, no later than 30 business days after such request. The Company also agreed to supply as promptly as reasonably practicable any additional information that may be requested related to such approvals and to take any and all steps necessary to avoid or eliminate each and every impediment and obtain all consents that may be required pursuant to the HSR Act or any other Required Regulatory Approvals, as applicable, so as to enable the parties to consummate the Transactions;

●

the Investor and the Company agreed to use reasonable best efforts to (i) cooperate in all respects in connection with any filing or submission to a governmental authority in connection with the Nexus Investment and in connection with any investigation or other inquiry by or before a governmental authority relating to the Nexus Investment, (ii) keep the other party informed in all material respects and on a reasonable basis of material communications from the Federal Trade Commission (the “FTC”), the Department of Justice (the “DOJ”) or any other governmental authority, (iii) subject to applicable law and to the extent practicable, consult with the other party with respect to information that appears in any filing made with or in written materials submitted to any governmental authority in connection with the Nexus Investment, and (iv) to the extent permitted by the FTC, the DOJ or such other applicable governmental authority, give the other party opportunity to attend and participate in such meetings or conferences;

●

prior to issuing public statements or press releases regarding the Nexus Investment, the Investor and the Company agreed to consult with each other and to give each other the opportunity to review and comment on such public statements and press releases, subject to certain exceptions; and

●

the Investor and the Company agreed that all certificates or instruments representing the Preferred Stock or the Conversion Shares will initially bear a restrictive legend indicating that such securities have not been registered under the Securities Act.

Covenants of the Company

The Company made certain covenants under the Investment Agreement, including, among others, the covenants set forth below:

●

the Company agreed that at any time that the Preferred Stock is outstanding, the Company will (i) take all lawful action within its control to cause the authorized capital stock of the Company to include a sufficient number of authorized but unissued shares of common stock to satisfy the conversion requirements of all shares of the Preferred Stock then outstanding, and (ii) not effect any voluntary deregistration under the Exchange Act or any voluntary delisting with NYSE American (or any other national securities exchange upon which the common stock may subsequently be listed) in respect of the common stock other than in connection with a Fundamental Change (as defined in the Investment Agreement) pursuant to which the Company satisfies in full its obligations under the Certificate of Designation;

●

effective as of the Closing, the Company agreed to appoint the Nexus Designees to the Board and cause the total number of directors on the Board to be fixed at nine. Following the Closing, the Company agreed that the number of Nexus Designees will adjust proportionately to the Investor’s ownership thresholds, subject to applicable law and stock exchange rules. Subject to applicable law, the Company also agreed that Nexus will have the right to remove, with or without cause, any Nexus Designee at any time upon two business days’ notice;

●

the Company agreed that if at any time following the Closing no Nexus Designee is serving on the Board, for so long as the Investor satisfies certain ownership thresholds, Nexus is entitled to appoint a board observer to attend and be notified of all meetings of the Board;

●

the Company agreed to provide the Nexus Designees with the same indemnification and exculpation that it provides to other members of the Board and to maintain directors’ and officers’ liability insurance as determined by the Board;

●

the Company agreed to renounce any interest or expectancy in, or right to be offered an opportunity to participate in, any business opportunity which may be a corporate business opportunity for the Investor and its affiliates;

●

the Company agreed to withhold taxes on all payments on the Preferred Stock, common stock or the Conversion Shares, in each case to the extent required by law and to pay any transfer tax due on the issuance of the Preferred Stock or the issuance of the Conversion Shares;

●

the Company agreed to use the proceeds from the issuance and sale of the Preferred Stock for costs, fees and expenses in connection with the Nexus Investment and the Navitas Acquisition, and any remaining proceeds may be used for general corporate purposes, including acquisitions;

●

the Company agreed that, promptly following the Closing, if requested by the Investor, the Company will use commercially reasonable efforts to cause the shares of Preferred Stock to be eligible for resale through The Depository Trust Company;

●

promptly following signing, the Company agreed to use its reasonable best efforts to (i) make all required filings with the SEC under the Securities Act and the Exchange Act related to the Investment Agreement, (ii) obtain all necessary permits and qualifications required by any state or country prior to the offer and sale of the Preferred Stock and/or common stock and (iii) cause such authorization, approval, permit or qualification to be effective as of the Closing and as of the conversion of the Preferred Stock;

●

the Company agreed that, from the signing date, if the Company or its subsidiaries propose to issue equity securities of any kind, subject to certain exceptions, then (i) the Company will provide notice to the Investor regarding the proposed issuance including, among other things, the number of securities, the proposed voting power, the price of the proposed sale and certain other information that the Investor may reasonably request, and (ii) the Company will offer to issue and sell to the Investor on such terms as the proposed securities are being issued and upon full payment by the Investor, a portion of the proposed securities equal to a percentage determined by (A) the number of shares of common stock the Investor beneficially owns (on an “as-converted basis”) by (B) the total number of shares of common stock then outstanding (on an “as-converted basis”);

●

the Company agreed that if it becomes a party to a consolidation, merger or other similar transaction that may result in the Investor or any Nexus Designee being deemed to have made a disposition of equity securities of the Company or derivatives thereof for purposes of Section 16 of the Exchange Act, and if a Nexus Designee is serving on the Board at such time or has served on the Board during the preceding six (6) months, then the Board will pre-approve such disposition of equity securities or derivatives thereof for the express purpose of exempting the Investor’s and the Nexus Designee’s interests in such transaction from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder. Additionally, if the transaction involves (A) a merger or consolidation to which the Company is a party and Company capital stock is, in whole or in part, converted into or exchanged for equity securities of a different issuer, (B) a potential acquisition by the Investor, the Investor’s affiliates and/or any Nexus Designee of equity securities of such other issuer or derivatives thereof and (C) an affiliate or other designee of the Investor or its affiliates that will serve on the board of directors (or its equivalent) of such other issuer, then if the Investor requires that the other issuer pre-approve any acquisition of equity securities or derivatives thereof for the express purpose of exempting the interests of any director or officer of the Company or any of its subsidiaries in such transactions from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder, the Company will use reasonable best efforts to request that such other issuer pre-approve any such acquisitions of equity securities or derivatives thereof for the express purpose of exempting the interests of the Investor, the Investor’s affiliates and the Nexus Designees (for the Investor and/or its affiliates, to the extent such persons may be deemed to be “directors by deputization” of such other issuer) in such transactions from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder;

●

the Company agreed that for so long as the Investor satisfies certain ownership thresholds, it will provide Nexus with certain information rights, which include: (i) the ability of Nexus to request certain information from the Company regarding its business and operations and access to the Company’s management team, and (ii) the ability of Nexus to share certain non-public information concerning the Company with other individuals associated with its affiliates, provided that Nexus’s affiliates are informed about the confidential nature of such information;

●

the Company agreed that for so long as the Investor satisfies certain ownership thresholds, the Company will not take the following actions without the prior written consent of the holders of a majority of then outstanding shares of Preferred Stock: (i) any actions that would result in any control share acquisition, interested stockholder, business combination or similar anti-takeover provision in the Nevada Revised Statutes and/or the Company’s organizational documents becoming applicable to the holders of shares of Preferred Stock as a result of the Stock Issuance, the Navitas Acquisition or any transaction related thereto, including the Company’s issuance of the Conversion Shares, (ii) adopt, approve or agree to adopt a stockholder rights agreement, “poison pill” or similar anti-takeover agreement or plan that is applicable to the holders of shares of Preferred Stock, subject to certain exceptions, (iii) authorize or issue any Parity Securities or Senior Securities (each as defined in the Investment Agreement), or amend or alter the Company’s organizational documents to authorize or create, or increase the number of authorized or issued shares of, or any securities convertible into shares of, or reclassify any security into, any Parity Securities (including any increase in the number of authorized or issued shares of Preferred Stock) or Senior Securities, (iv) issue any shares of Preferred Stock to any person other than to the Investor and its affiliates, (v) cause any subsidiary to issue any equity securities, subject to certain exceptions, or (vi) any action to effect any voluntary deregistration of the common stock under the Exchange Act, or any voluntary delisting with NYSE American of the common stock other than in connection with a concurrent relist with another national securities exchange;

●

the Company agreed that as promptly as practicable and in any event at least 30 days prior to the Closing, the Company will apply to cause the aggregate number of Conversion Shares to be approved for listing on the NYSE American;

●

the Company agreed that except as required by applicable law or the regulations or requirements of any stock exchange or regulatory organization applicable to the Company, the Company and its subsidiaries shall (i) use reasonable best efforts to operate their business in the ordinary course and (ii) unless the Investor otherwise consents in writing, not take any other action that, if taken following the Closing, would (x) require the prior written consent of the holders of the Preferred Stock pursuant to the Investment Agreement or the Certificate of Designation, or (y) result in an adjustment to the conversion price (as defined in the Certificate of Designation) pursuant to the Certificate of Designation unless (in the case of this clause (y)) such adjustment is effected upon the Closing and the issuance of the Preferred Stock pursuant to the Investment Agreement; and

●

at and prior to Closing, the Company agreed to not, without the prior written consent of the Investor make any amendment, supplement, waiver or other modification to the Investment Agreement in a manner that would be materially adverse to the rights, powers, preferences or privileges of the holders of the Preferred Stock or holders’ economic interest. Additionally, the Company agreed that, upon the Investor’s request to the Company in writing, the Company shall reasonably inform the Investor regarding the Navitas Acquisition and the transactions contemplated by the Acquisition Agreement, including the status thereof, the expected timing of the closing under the Acquisition Agreement, the anticipated date of the closing under the Acquisition Agreement and any developments that would reasonably be expected, individually or in the aggregate, to materially delay the Closing or make the Closing unlikely to occur.

Survival of Covenants; Representations and Warranties

All of the covenants or other agreements of the parties contained in the Investment Agreement survive until fully performed or fulfilled, unless and to the extent that non-compliance with such covenants or agreements is waived in writing by the party entitled to such performance.

The representations and warranties contained in the Investment Agreement (including the schedules and the certificates delivered pursuant thereto) shall survive the closing of the Nexus Investment until the 12-month anniversary of the closing; provided, that the Fundamental Representations (as defined in the Investment Agreement) shall survive the closing for 48 months following the closing; provided further that nothing shall relieve any party of liability for any inaccuracy or breach of such representation or warranty to the extent that any good faith allegation of such inaccuracy or breach is made in writing prior to such expiration by a person entitled to make such claim pursuant to the terms and conditions of the Investment Agreement.

In addition, (i) the Investor Related Parties (as defined in the Investment Agreement), collectively, shall not have any liability (including damages for fraud or breach, whether willful, intentional, unintentional or otherwise (including willful breach) or monetary damages in lieu of specific performance) in the aggregate in excess of $50,000,000, and (ii) the Company Related Parties (as defined in the Investment Agreement), collectively, shall not have any liability in the aggregate in excess of $50,000,000, except in the case of fraud.

Expenses

The Investment Agreement provides that all costs and expenses, including fees and disbursements of counsel, financial advisors and accountants, incurred in connection with the Investment Agreement and the transactions contemplated thereby (including with respect to any applicable subsequent closing) shall be paid by the party incurring such costs and expenses; provided, that at the closing of the Nexus Investment and each subsequent closing, the Company shall reimburse the Investor for 50% of its reasonable and documented expenses relating to thereto (payable in cash); provided further, that the aggregate amount to be reimbursed to the Investor at the closing and each subsequent closing shall not exceed $500,000.

Termination

The Investment Agreement may be terminated at any time prior to the closing of the Nexus Investment as follows:

●	by mutual written consent of the Company and the Investor;

●	by the Company or the Investor, if any governmental authority shall have issued a final judgment restraining, enjoining or otherwise prohibiting the consummation of the Transactions;

●	by the Investor if stockholder approval of the Stock Issuance Proposal has not been obtained by reason of the failure to obtain the required vote;

●

by notice given by the Investor to the Company if there have been one or more inaccuracies in or breaches of one or more representations, warranties, covenants or agreements made by the Company in the Investment Agreement such that the conditions to closing in Section 7.04(a) or Section 7.04(b) of the Investment Agreement would not be satisfied and, if capable of being cured, which have not been cured by the Company 30 days after receipt by the Company of written notice from the Investor requesting such inaccuracies or breaches to be cured;

●

by the Company or the Investor, if the Closing has not occurred on or before 11:59 p.m. (New York time) on the date that is five (5) Business Days following the Outside Date (as defined in the Acquisition Agreement), as such date may be extended pursuant to the Acquisition Agreement; or

●	automatically upon the valid termination of the Acquisition Agreement for any reason in accordance with its terms and conditions.

If the Investment Agreement is terminated, the Investment Agreement will become void and have no effect, and the transactions contemplated thereby will be abandoned without further action by the parties; provided, that the termination of the Investment Agreement will not relieve any party from (i) any liability arising from any breach by such party of its obligations pursuant to the Investment Agreement arising prior to such termination, (ii) expense reimbursement pursuant to Section 8.11 of the Investment Agreement, and (iii) any actual and intentional fraud or intentional or willful breach of the Investment Agreement; provided further, that the provisions of Article VI and Article VIII of the Investment Agreement shall survive termination of the Investment Agreement. Except to the extent otherwise provided in the immediately preceding sentence, the parties shall have no liability to each other under or relating to the Investment Agreement in the event of the termination of the Investment Agreement.

No Termination Fee

In the event the Investment Agreement is terminated, no party thereto will owe a termination fee to any other party under or relating to the Investment Agreement.

Amendments

The Investment Agreement may be amended or supplemented in any and all respects, subject to compliance with applicable law, only by written agreement of the parties thereto.

Conditions to Closing of the Nexus Investment

Conditions to Each Party’s Obligations

The respective obligations of the Investor and the Company to consummate the Nexus Investment (including the closing of the issuance of any Additional Shares) are subject to the satisfaction, on or prior to the closing of the Nexus Investment (or any subsequent closing with respect to the issuance of Additional Shares), of each of the following conditions, any one or more of which may be waived subject to applicable law:

●

no temporary or permanent judgment or law shall have been enacted, promulgated, issued, entered, amended or enforced by any governmental authority nor shall any proceeding brought by a governmental authority seeking any of the foregoing be pending, or any applicable laws shall be in effect, in each case which has the effect of restraining, enjoining or otherwise prohibiting the consummation of the Transactions;

●	the waiting period (and any extension thereof) applicable to the consummation of Transactions under the HSR Act, and any other applicable competition laws shall have expired or been terminated;

●	the Required Regulatory Approvals have been obtained;

●	the stockholder approval of the Stock Issuance Proposal has been obtained; and

●

the Navitas Acquisition shall be consummated substantially concurrently with the closing of the Nexus Investment on the terms and conditions contemplated by the Acquisition Agreement (subject to any amendments, supplements, waivers or other modifications but only to the extent not prohibited by Section 5.16 of the Investment Agreement or otherwise consented to by the Investor).

Conditions to the Company’s Obligations

The obligations of the Company to consummate the Nexus Investment (including the closing of the issuance of any Additional Shares) are subject to the satisfaction, on or prior to the closing of the Nexus Investment (or any subsequent closing with respect to the issuance of Additional Shares), of each of the following conditions, any one or more of which may be waived subject to applicable law:

●

(i) each of the Investor’s fundamental representations and warranties shall be true and correct (disregarding all qualifications or limitations as to “materiality,” “Investor Material Adverse Effect” and words of similar import set forth therein) in all material respects as of the Execution Date and as of the closing with the same effect as though made on and as of the closing (or any subsequent closing with respect to Additional Shares) (except to the extent expressly made as of an earlier date, in which case as of such earlier date), and (ii) the other representations and warranties set forth in Article IV of the Investment Agreement, other than those listed in the immediately preceding clause (i), shall be true and correct (disregarding all qualifications or limitations as to “materiality,” “Investor Material Adverse Effect” and words of similar import set forth therein) as of the closing with the same effect as though made as of the closing (or any subsequent closing with respect to Additional Shares) (except to the extent expressly made as of an earlier date, in which case as of such earlier date), except where the failure to be true and correct would not, individually or in the aggregate, reasonably be expected to have an Investor Material Adverse Effect; and

●

the Investor shall have complied with or performed in all material respects its obligations required to be complied with or performed by it pursuant to the Investment Agreement at or prior to the closing (or any subsequent closing with respect to Additional Shares).

Conditions to the Investor’s Obligations

The obligations of the Investor to consummate the Nexus Investment (including the closing of the issuance of any Additional Shares) are subject to the satisfaction, on or prior to the closing of the Nexus Investment, of each of the following conditions, any one or more of which may be waived subject to applicable law:

●

each of the Fundamental Representations shall be true and correct (disregarding all qualifications or limitations as to “materiality,” “Material Adverse Effect” and words of similar import set forth therein) in all material respects as of the closing with the same effect as though made on and as of the closing (or any subsequent closing with respect to Additional Shares) (except to the extent expressly made as of an earlier date, in which case as of such earlier date), and (ii) the other representations and warranties set forth in Section 3.06 of the Investment Agreement, other than those listed in the immediately preceding clause (i), shall be true and correct (disregarding all qualifications or limitations as to “materiality,” “Material Adverse Effect” and words of similar import set forth therein) as of the closing with the same effect as though made as of the closing (or any subsequent closing with respect to Additional Shares) (except to the extent expressly made as of an earlier date, in which case as of such earlier date), except where the failure to be true and correct would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

●

the Company shall have complied with or performed in all material respects its obligations required to be complied with or performed by it pursuant to the Investment Agreement at or prior to the closing;

●

any shares of common stock issuable upon conversion of the Preferred Stock at the conversion price specified in the Certificate of Designation as in effect on the closing date shall have been approved for listing on NYSE American, to the extent such approval is required by NYSE American;

●

the Board shall have taken all actions necessary and appropriate to approve the Transactions (including the issuance and sale of the Initial Shares and the Conversion Shares) in accordance with Nevada Revised Statutes 78.411 - 78.444, inclusive, so that such issuances are not subject to the restrictions and limitations provided for therein, and such approval shall be in full force and effect as of and after the closing;

●

the Board shall have taken all actions necessary and appropriate to cause the total number of directors on the Board to be fixed at nine and (i) to cause to be elected to the Board, effective immediately upon the closing, the initial four Nexus Designees, and (ii) for Grant LaMontagne to continue on the Board;

●	a number of directors shall have tendered their resignation from the Board, effective immediately upon the closing, such that the total number of directors on the Board is nine directors; and

●

the Investor shall have received a certificate signed on behalf of the Company by a duly authorized officer certifying to the effect that the conditions set forth in Sections 7.04(a), 7.04(b), 7.04(d), 7.01(d) and 7.01(e) of the Investment Agreement have been satisfied.

The obligations of the Investor to consummate the closing of any Additional Shares, on or prior to the subsequent closing date of the purchase of Additional Shares, of each of the following conditions, any one or more of which may be waived subject to applicable law:

●

an Additional Shares Purchase Notice (as defined in the Investment Agreement) shall have been delivered by the Company at least five business days prior to the subsequent closing date set forth therein;

●

each of the Fundamental Representations shall be true and correct (disregarding all qualifications or limitations as to “materiality,” “Material Adverse Effect” and words of similar import set forth therein) in all material respects as of the subsequent closing (except to the extent expressly made as of an earlier date, in which case as of such earlier date), and (ii) the other representations and warranties set forth in Section 3.06 of the Investment Agreement, other than those listed in the immediately preceding clause (i), shall be true and correct (disregarding all qualifications or limitations as to “materiality,” “Material Adverse Effect” and words of similar import set forth therein) as of the subsequent closing (except to the extent expressly made as of an earlier date, in which case as of such earlier date), except where the failure to be true and correct would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

●

the Company shall have complied with or performed in all material respects its obligations required to be complied with or performed by it pursuant to the Investment Agreement at or prior to the subsequent closing;

●

any shares of common stock issuable upon conversion of the Preferred Stock at the conversion price specified in the Certificate of Designation as in effect on the date of such subsequent closing shall have been approved for listing on NYSE American, to the extent such approval is required by NYSE American;

●

the Board shall have taken all actions necessary and appropriate to approve the issuance and sale of the Additional Shares and the underlying Conversion Shares in accordance with Nevada Revised Statutes 78.411 - 78.444, inclusive, so that such issuances are not subject to the restrictions and limitations provided for therein, and such approval shall be in full force and effect as of and after the closing; and

●

the Investor shall have received a certificate signed on behalf of the Company by a duly authorized officer certifying to the effect that the conditions set forth in Sections 7.05(a), 7.05(b) and 7.05(d) of the Investment Agreement have been satisfied.

Nexus Investment Transaction Documents and Related Agreements

This section describes certain additional agreements entered into or to be entered into pursuant to the Investment Agreement but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of each of the agreements. Forms of the Registration Rights Agreement and Certificate of Designation are attached hereto as indicated in the respective descriptions. Stockholders and other interested parties are urged to read such agreements in their entirety prior to voting on the proposals presented at the Special Meeting.

Registration Rights Agreement

At the closing of the Nexus Investment, the Company will enter into a Registration Rights Agreement, a form of which is attached hereto as Annex C (the “Registration Rights Agreement”), with the Investor pursuant to which, among other things, and subject to certain limitations set forth therein, the Company will be obligated to use its reasonable best efforts to prepare and file a registration statement registering the resale of the Conversion Shares as soon as practicable following a written request by the Investor that such Conversion Shares be registered.

In addition, pursuant to the Registration Rights Agreement, the Investor has the right to require the Company, subject to certain limitations set forth therein, to effect the registration of underwritten offerings; provided that the Company is not be obligated to effect any demand registration (i) within six months of the effective date of a registration statement with respect to a “firm commitment” marketed underwritten offering in which all stockholders party to the Registration Rights Agreement were given “piggyback” rights and at least 50% of the number of registrable securities requested by such stockholders to be included in such piggyback registration were included, (ii) within 90 days of the effective date of a registration statement with respect to any other demand registration, or (C) if the prospectus in such registration statement is suspended or deferred as provided in the Registration Rights Agreement. The Registration Rights Agreement also provides the Investor with certain customary piggyback registration rights.

These registration rights are subject to certain conditions and limitations, including the Company’s right to defer or suspend a registration statement under certain circumstances.

Certificate of Designation – Series A Preferred Stock

In connection with closing of the Nexus Investment, the Company will file with the Secretary of State of the State of Nevada the Certificate of Designation designating the Preferred Stock, and establishing the vesting, powers (including voting powers), preferences and relative, participating, optional or other rights (and the qualifications, limitations and restrictions thereof) of the Preferred Stock. The total number of authorized shares of Preferred Stock will be 110,000 shares with a par value of $0.001 per share and an initial stated value of $1,000.00 per share (the “Stated Value”).

The following is a summary description of the Preferred Stock as contained in the Certificate of Designation and is subject to, and qualified in its entirety by reference to, the complete text of the Certificate of Designation. We encourage you to read the Certificate of Designation, a form of which is attached hereto as Annex D.

Ranking

With respect to payment of dividends and distribution of assets upon on any voluntary or involuntary liquidation, dissolution or winding up of the Company, all shares of Preferred Stock shall rank (i) senior to all common stock and each other class or series of capital stock, the terms of which do not expressly provide that such class or series ranks on a parity with the Preferred Stock as to dividend and distribution rights (“Junior Securities”), (ii) pari passu with any class or series of capital stock, the terms of which expressly provide that such class ranks pari passu with Preferred Stock as to dividend and distribution rights in issue from time to time (“Parity Securities”), and (iii) junior to any class or series of capital stock, the terms of which expressly provide that such class or series ranks senior to Preferred Stock as to dividend and distribution rights (“Senior Securities”).

Voting Rights

Each holder of outstanding shares of Preferred Stock will be entitled to vote with the holders of the outstanding shares of common stock on an as-converted basis (including any unpaid compounded dividends and, without duplication, accrued but unpaid dividends up to, but excluding, the record date for the applicable distribution) on all matters and not as a separate class, except as provided by law.

For so long as any shares of Preferred Stock are outstanding, without the prior written approval of the holders of at least a majority of the Preferred Stock issued and outstanding, the Company is not permitted to, among other things, (i) amend, modify or supplement the Certificate of Designation, Article of Incorporation or Bylaws in a manner that would adversely effect the rights, powers, preferences or privileges of holders of Preferred Stock; provided that the issuance of Junior Securities will not be deemed to have such an adverse effect, (ii) redeem the Preferred Stock other than in accordance with the Certificate of Designation and (iii) create or issue any Parity Securities or Senior Securities.

Dividends

Holders of Preferred Stock will be entitled to a cumulative and compounding dividend at the rate of 5.00% per annum until the five-year anniversary of the date of issuance (the “Issue Date”). Cumulative dividends on each Share of Preferred Stock will accrue on a daily basis in arrears on the sum of (i) the Stated Value plus (ii) once compounded, any compounded dividends thereon (the Stated Value plus accumulated compounded dividends, the “Accumulated Stated Value”). All accrued dividends on any Share shall compound quarterly on the last day of March, June, September and December of each calendar year and shall be added to the then current Accumulated Stated Value. Dividends on the Preferred Stock will accrue on the basis of a 360-day year and shall accrue daily commencing on the issuance date.

Holders of Preferred Stock are entitled to receive dividends at the same time and on the same terms as the holders of the Company’s common stock in an amount equal to the largest number of whole shares of common stock into which all shares of Preferred Stock held of record by such holder is convertible as of the record date for such dividend or distribution or, if there is no specified record date, as of the date of such dividend or distribution. The Board is not permitted to declare or pay any cash dividend or make cash distributions in respect of the Company’s common stock unless the Board declares and pays to the holders Preferred Stock at the same time and on the same terms as the holders of the Company’s common stock the dividend to which the shares of Preferred Stock are entitled.

Conversion

The Preferred Stock will be convertible into common stock at an initial conversion price equal to $3.57, as adjusted from time to time as set forth in the Certificate of Designation; provided, however that the conversion price for the Additional Shares will be the “Minimum Price” as defined in the applicable NYSE American rules (as such rules may be amended from time to time) measured at the time of delivery of the Additional Shares Purchase Notice (as defined in the Investment Agreement) under the Investment Agreement related to the issuance of such Additional Shares and solely to the extent that such “Minimum Price” exceeds the conversion price (as adjusted in accordance with the Certificate of Designation).

Each holder of Preferred Stock has the right to convert all or any portion of such holder’s Preferred Stock into an aggregate number of shares of common stock as is determined by (i) multiplying the number of shares (including any fraction of a share) to be converted by the sum of (a) the Accumulated Stated Value plus (b) compounded dividends (if such cumulative dividends have not yet been added to the Accumulated Stated Value) and, without duplication, accrued but unpaid dividends up to, but excluding, the conversion date on such shares to be converted (or in the case of any conversion in connection with a fundamental change, the Company Repurchase Price (as defined below)) and then (ii) dividing the result by the conversion price in effect immediately prior to such conversion, and in addition thereto the holder shall receive cash in lieu of any fractional shares.

At any time following the 30-month anniversary of the Issue Date and subject to certain conditions, (i) if for a consecutive period of at least 120 trading days, (a) the closing price per share of common stock exceeds $7.50 (as adjusted under certain circumstances) and (b) the average daily trading volume for the common stock is 100,000 shares of common stock, and (ii) the Company’s EBITDA for the preceding four fiscal quarters for which financial statements are available is at least $1.0 million, then the Company may elect to convert all of the outstanding shares of Preferred Stock at the conversion price in effect immediately prior to such conversion.

Liquidation

In the event of any voluntary or involuntary liquidation of the Company, the holders of Preferred Stock then outstanding will be entitled to be paid out of the assets of the Company available for distribution to its stockholders, pari passu with any payment to the holders of Parity Securities, and subject to the rights of Senior Securities and the Company’s creditors but before any distribution or payment out of the assets of the Company shall be made to the holders of any Junior Securities by reason of their ownership thereof. The liquidation preference of the Preferred Stock will be an amount in cash equal to the greater of (i) an amount in cash equal to the sum of (A) the Accumulated Stated Value, plus (B) accrued and unpaid dividends thereon (without duplication of compounded dividends) plus (C) the remaining dividends that would accrue (giving effect to any compounding thereof) on such share of Preferred Stock being redeemed from the day immediately following date of redemption (or liquidation, if applicable) to the fifth anniversary of the Issue Date and (ii) the payment that a holder of Preferred Stock would have received had such holder, immediately prior to such redemption (or liquidation, if applicable), converted such shares then held by such holder into shares of common stock at the applicable conversion price then in effect before any distributions to holders of common stock or other Junior Security holders (“Company Repurchase Price”).

Redemption Rights

Upon the occurrence of a fundamental change (as defined in the Certificate of Designation), each holder of Preferred Stock will have the right to require the Company to redeem any or all of the then-outstanding shares of Preferred Stock held by such holder for a price per share equal to the Company Repurchase Price.

At any time on or following the seventh anniversary of the Issue Date, each holder of Preferred Stock will have the right to require the Company to redeem all such shares of Preferred Stock held by such holder for a price per share equal to the Company Repurchase Price.

Upon the occurrence of an insolvency event, the Company will immediately redeem out of assets legally available therefor all the then outstanding shares of Preferred Stock for an amount equal to the Company Repurchase Price, subject to the rights of any Parity Securities or Senior Securities and the rights of the Company’s creditors.

Preemptive and Other Rights

The shares of Preferred Stock do not have any preferences or relative, participating, optional or other special rights, other than those specifically set forth in the Certificate of Designation and in the Articles of Incorporation. The shares of Preferred Stock do not have preemptive or subscription rights.

Sinking Fund

The shares of Preferred Stock are not subject to the operation of a sinking fund.

The Acquisition Agreement

This subsection of this Proxy Statement describes the material provisions of the Acquisition Agreement but does not purport to describe all of the terms of the Acquisition Agreement. The following summary is qualified in its entirety by reference to the complete text of the Acquisition Agreement, which is attached as Annex B hereto. You are urged to read the Acquisition Agreement in its entirety because it is the primary legal document that governs the Navitas Acquisition.

The Acquisition Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Acquisition Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Acquisition Agreement. The representations, warranties and covenants in the Acquisition Agreement are also modified in important part by the underlying disclosure schedules, which are not filed publicly, are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts.

General Description of the Navitas Acquisition and the Acquisition Agreement

On the Execution Date, the Company entered into the Acquisition Agreement by and among the Company, Encore, in its capacity as a Seller and the Seller Representative, the Sellers, and, solely with respect to Section 12.16 thereof, GSC, pursuant to which, following the receipt of the Company Stockholder Approval, the Company will acquire, directly or indirectly, (i) all of the issued and outstanding units of Navitas LLC from the Sellers, and (ii) all of the issued and outstanding capital stock of GSC from Encore for a purchase price of $38.5 million in cash, subject to customary purchase price adjustments, including a working capital adjustment.

Acquisition Consideration

As consideration for the Navitas Acquisition, we agreed to pay the Sellers an amount in cash equal to $38.5 million, which is subject to customary purchase price adjustments as set forth in the Acquisition Agreement, including a working capital adjustment, as discussed below.

The Navitas Purchase Price

The purchase price consideration for the Navitas Acquisition is subject to certain adjustments. The purchase price to be paid at the Closing is equal to (i) the Base Purchase Price, plus (ii) the Estimated Working Capital Adjustment Amount (which amount may be positive, negative or zero), plus (iii) the Estimated Closing Cash Amount (which amount may be positive, negative or zero), minus (iv) the Estimated Closing Indebtedness Amount, minus (v) the Estimated Seller Transaction Expense Amount, minus (vi) the Estimated Change of Control Payments, minus (viii) the Adjustment Escrow Amount (such amount, the “Estimated Net Purchase Price”).

If the Final Net Purchase Price is greater than the Estimated Net Purchase Price (such increase, the “Post-Closing Adjustment Increase”), then, within five business days following the determination of the Final Net Purchase Price, the Company will pay, or cause to be paid, to Encore by wire transfer of immediately available funds, an amount equal to the Post-Closing Adjustment Increase. The Seller Representative and the Company shall also deliver a joint written instruction to Citibank, N.A. (the “Escrow Agent”) instructing the Escrow Agent within three business days following the determination of the Final Net Purchase Price, to release the entire Adjustment Escrow Amount to Encore, by wire transfer of immediately available funds, to the account designated in writing by the Seller Representative to the Escrow Agent.

If the Estimated Net Purchase Price is greater than the Final Net Purchase Price (such decrease, the “Post-Closing Adjustment Decrease”), then, within five business days following the determination of the Final Net Purchase Price, the Company and the Seller Representative shall deliver a joint written instruction to the Escrow Agent to release (A) an amount of cash equal to the Post-Closing Adjustment Decrease from the Adjustment Escrow Account to the Company, by wire transfer of immediately available funds, to the account designated in writing by the Company to the Escrow Agent and (B) the remaining amount of cash in the Adjustment Escrow Account, if any, to Encore, by wire transfer of immediately available funds, to the account designated in writing by the Seller Representative to the Escrow Agent. If the Post-Closing Adjustment Decrease exceeds the Adjustment Escrow Amount, then, within five business days following the determination of the Final Net Purchase Price in accordance with Section 2.04 of the Acquisition Agreement, the Seller Representative will pay (on behalf of Sellers) by wire transfer of immediately available funds, to an account designated in writing by Navitas LLC, the amount by which the Post-Closing Adjustment Decrease exceeded the Adjustment Escrow Amount, to Navitas LLC.

For purposes of the above calculations:

“Adjustment Escrow Amount” means $750,000, plus any interest accrued thereon in accordance with the Escrow Agreement.

“Base Purchase Price” means $38,500,000.

“Closing Indebtedness” means that Indebtedness (as defined in the Acquisition Agreement) of Navitas LLC immediately prior to the Closing.

“Escrow Agreement” means that certain escrow agreement in the form attached as Exhibit E to the Acquisition Agreement, to be entered into as of the closing date of the Navitas Acquisition, by and among the Company, the Seller Representative, and the Escrow Agent.

“Estimated Change of Control Payments” means the Change of Control Payments (as defined in the Acquisition Agreement) unpaid as of immediately prior to the Closing.

“Estimated Closing Cash Amount” means the cash of Navitas LLC as of immediately prior to the Closing.

“Estimated Closing Indebtedness Amount” means the Closing Indebtedness.

“Estimated Seller Transaction Expense Amount” means the Seller Transaction Expenses (as defined in the Acquisition Agreement) outstanding as of immediately prior to the Closing.

“Estimated Working Capital Adjustment Amount” means calculation of the difference between the Estimated Working Capital Amount and the Working Capital Target, which amount may be positive, negative or zero.

“Estimated Working Capital Amount” the Working Capital of Navitas LLC as of immediately prior to the Closing, which shall be prepared in form and format set out in the pro forma example, which was prepared as of November 30, 2025, attached as Schedule 2.03 to the Acquisition Agreement.

“Change of Control Payment” means any cash payment that is due and payable (or subject to reimbursement) by Navitas LLC to any current or former officer, director, employee or independent contractor of Navitas LLC upon, or in connection with, the consummation of the Navitas Acquisition, together with the portion of any applicable payroll taxes for which Navitas LLC is liable or gross-ups incurred and any related matching contributions required to be made under any applicable retirement plans by Navitas LLC in respect thereof.

“Final Change of Control Payments” means the Change of Control Payments, unpaid as of immediately prior to the Closing.

“Final Closing Cash Amount” means the dollar amount of the cash of Navitas LLC as of immediately prior to the Closing (which amount may be positive, negative or zero).

“Final Closing Indebtedness Amount” means the dollar amount of the Closing Indebtedness of Navitas LLC as of immediately prior to the Closing.

“Final Net Purchase Price” means (i) the Base Purchase Price, plus (ii) the Final Working Capital Adjustment Amount (which amount may be positive, negative or zero), plus (iii) the Final Closing Cash Amount (which amount may be positive, negative or zero), minus (iv) the Final Closing Indebtedness Amount, minus (v) the Final Seller Transaction Expense Amount, minus (vi) the Final Change of Control Payments, minus (vii) the Adjustment Escrow Amount.

“Final Seller Transaction Expense Amount” means the dollar amount of Seller Transaction Expenses outstanding as of immediately prior to the Closing.

“Final Working Capital Adjustment Amount” means one of the following, as applicable (i) if the Final Working Capital Amount is greater than the Working Capital Target, an amount equal to the difference of the Final Working Capital Amount minus the Working Capital Target, (b) if the Final Working Capital Amount is less than the Working Capital Target, an amount equal to the difference of the Final Working Capital Amount minus the Working Capital Target, which, for the avoidance of doubt, will be a negative number, or (c) if the Final Working Capital Amount is equal to the Working Capital Target, $0.

“Final Working Capital Amount” means the dollar amount of the Working Capital of the Company as of immediately prior to the Closing.

“Seller Transaction Expenses” means any and all unpaid (whether or not accrued, accelerated or deferred) fees, expenses, or other payments or obligations of Navitas LLC (including those fees, expenses, payments and obligations incurred by (or subject to reimbursement by) Navitas LLC on behalf of any Seller or any its affiliates), arising from or in connection with the negotiation, preparation, execution, delivery, consummation and performance of the Acquisition Agreement and the collateral agreements, and any due diligence requests or activity related to the transactions contemplated hereby and thereby, including (a) financial advisors’, attorneys’, accountants’ and other professional or service provider fees and expenses; provided, however, that, notwithstanding the foregoing, public company accounting expenses up to an aggregate amount up to a specific amount; provided, further, that any public company accounting expenses up to a specific amount shall be treated as Seller Transaction Expenses hereunder, (b) any brokerage fees, commissions, finders’ fees, or financial advisory fees, (c) any and all fees, expenses, break costs (including costs calculated based on difference in swap and current rates) payments or other costs related to the termination of any swap agreements, derivative transactions, or similar arrangements, and (d) the premiums and other costs and expenses associated with the director and officer tail insurance policy.

“Working Capital” means Current Assets (as defined in the Acquisition Agreement) minus Current Liabilities (as defined in the Acquisition Agreement). For illustrative purposes only, an example calculation of Working Capital is included on Schedule 2.03 to the Acquisition Agreement.

“Working Capital Target” means $7,500,000.

Material Adverse Effect

Under the Acquisition Agreement, certain representations and warranties of the parties are qualified in whole or in part by a material adverse effect standard for purposes of determining whether a breach of such representations and warranties has occurred. Pursuant to the Acquisition Agreement, a “Material Adverse Effect” means any change, effect, or circumstance that, individually or when taken together with all other such similar or related changes, effects, or circumstances that have occurred prior to the date of determination of the occurrence of such change, effect, or circumstance, (a) is materially adverse to the business or condition (financial or otherwise) of GSC and Navitas LLC, taken as a whole; or (b) would reasonably be expected to materially prevent the consummation of the transactions contemplated thereby; provided, however, that such change, effect, or circumstance shall not be deemed to constitute a “Material Adverse Effect” to the extent that any change, effect, or circumstance described in clause (a) or (b) resulted or arose from, or is related to: (i) actions or inactions in compliance with, or as required or permitted in accordance with, the terms and conditions of the Acquisition Agreement, (ii) a change in general political, economic, or financial market conditions, except to the extent that such change would reasonably be expected to have a materially disproportionate impact on GSC and Navitas LLC, taken as a whole, as compared to other persons operating in the industries in which Navitas LLC operates, (iii) a change that affected the industries in which Navitas LLC operates generally, except to the extent that such change would reasonably be expected to have a materially disproportionate impact on GSC and Navitas LLC, taken as a whole, as compared to other persons operating in the industries in which Navitas LLC operates, (iv) any changes after the Execution Date in GAAP or applicable law, (v) natural disaster, sabotage, acts of terrorism or war (whether or not declared), civil unrests, riots or other outbreak of hostilities or any escalation or worsening thereof, (vi) any change arising in connection with global health conditions (including the presence or spread of the virus SARS-CoV-2 or the disease COVID-19 caused by such virus (as each of the virus and disease have been identified by the World Health Organization or any future strains or variations or mutations thereof)) or any shelter in place or stay at home order issued by any governmental entity in response thereto or the cessation or reduction of commerce or closing of businesses in response thereto, (vii) the announcement of the pendency of the Acquisition Agreement or the consummation of the transactions contemplated thereby (provided that this clause (vii) shall be inapplicable with respect to any representation or warranty (or related condition) that addresses the consequences of the execution or delivery of the Acquisition Agreement), (viii) the failure of Navitas LLC to achieve sales projections or budgeted profit margins, or (ix) any actions expressly required to be taken pursuant to the Acquisition Agreement or any actions consented to in writing (email being sufficient) by the Company.

Closing of the Acquisition

The Closing is expected to take place remotely by electronic means on the date (i) that is five business days after the satisfaction or waiver of the last of the conditions described below under the subsection “Proposal 1: The Acquisition Agreement—Conditions to Closing” (other than conditions that by their nature are to be satisfied at the closing, but subject to the satisfaction or waiver of those conditions at such time), or (ii) on such other date or at such other time and place or by any such other method as the parties may mutually agree in writing.

Representations and Warranties

Under the Acquisition Agreement, the Sellers made customary representations and warranties relating to, among other things, organization and standing, authority, execution and delivery, enforceability, non-contravention, title to purchased securities, judgements, brokers, and disclaimer of other representations.

Under the Acquisition Agreement, GSC and Navitas LLC made customary representations and warranties relating to, among other things, organization and standing, capitalization, authority, execution and delivery, enforceability, non-contravention, financial matters, no undisclosed liabilities, absence of changes or events, certain assets, real property, intellectual property, material contracts, insurance, taxes, proceedings and judgements, benefit plans, employee and labor matters, compliance with applicable law, permits, environment matters, customers, vendors and suppliers, inventory, affiliate transactions, food regulatory compliance, operations, banking, bankruptcy, international trade and sanctions, books and records, brokers, and disclaimer of other representations.

Under the Acquisition Agreement, the Company made customary representations and warranties relating to, among other things, authority, execution and delivery, enforceability, non-contravention, solvency, judgments, sufficient funds, acquisition of equity for investment, brokers, purchaser broad approval, financing, voting agreements, independent investigation, and disclaimer of other representations.

R&W Insurance Policy

Simultaneously with the execution and delivery of the Acquisition Agreement, the Company delivered to the Seller Representative an accurate and complete copy of the Binder for Primary Buyer-Side Representations and Warranties Insurance, by and between the Company and DUAL Transactional Risk, reflecting the binding of coverage for the representation and warranty insurance policy (the “R&W Insurance Policy”) effective as of the Execution Date. After the Execution Date, the Company agreed that it will not terminate, amend or modify the terms of the R&W Insurance Policy in a manner adverse to the Sellers without the Seller Representative’s prior written consent.

Covenants of the Parties

Covenants of Sellers, Navitas LLC, and GSC

Sellers, Navitas LLC and GSC, as applicable, made certain covenants under the Acquisition Agreement, including, among others, the covenants set forth below:

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from the Execution Date through the Closing (the “Interim Period”), except as expressly required by law, permitted by the Acquisition Agreement, or as otherwise approved with the prior written consent of the Company, Navitas LLC and GSC agreed to conduct its operations in the ordinary course of business and in accordance with applicable law; use commercially reasonable efforts to preserve and maintain the current business, assets, properties, organization and goodwill of Navitas LLC and GSC; maintain books, accounts and records of Navitas LLC and GSC in accordance with past practice; and use commercially reasonable efforts to preserve and maintain the present relationships with customers, suppliers, governmental entities, lenders and others having business dealing with Navitas LLC and/or GSC.

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during the Interim Period, the Sellers agreed to operate Navitas LLC and GSC in the ordinary course and not to take, without the Company’s prior written consent and subject to scheduled exceptions and legal/GAAP requirements, actions relating to, among other things, amendments to organizational documents; equity issuances, transfers or other changes; material intellectual property transfers, lapses or material IP contract changes; mergers, acquisitions, dispositions, joint ventures, restructurings or liquidations; entry into, termination of or material amendments to material contracts (or agreements that would have been material contracts) (as such term is defined in the Acquisition Agreement); actions that accelerate sales, delay payables or otherwise distort working capital; compensation changes, awards or accelerations and benefit plan adoptions or material changes; hiring, promotions or non‑cause terminations; labor agreements, union recognition or layoffs triggering the Worker Adjustment Retraining and Notification Act (“WARN Act”); waivers of restrictive covenants; non‑ordinary‑course tax or accounting actions or failures to pay taxes; new indebtedness, material debt changes, related‑party transactions, loans or investments; liens or other encumbrances on material assets or equity; non‑ordinary‑course settlements or those with injunctive relief, admissions or criminal matters; capital expenditures above agreed limits; restrictive covenants binding the Company post‑closing (other than customary confidentiality); disclosure of trade secrets without appropriate protections; permit lapses; and any agreement to do any of the foregoing.

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the Sellers agreed to (i) provide the Company with reasonable access to information and personnel (subject to privilege, law, confidentiality and minimal disruption) during the Interim Period, (ii) an exclusivity/no‑shop covenant, (iii) coordinated public communications, and (iv) a six‑year prepaid D&O tail insurance policy to be paid by the Sellers, for pre‑closing acts (subject to certain indemnification rights).

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prior to the Closing, the Sellers agreed to use commercially reasonable efforts to obtain specified third‑party consents and deliver copies of notices/requests, without incurring material Company liabilities or granting binding concessions without the Company’s consent.

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Navitas LLC agreed to deliver specified unaudited “Stub Period Financial Statements” (as defined in the Acquisition Agreement) and provide ongoing quarterly and annual financials prepared in accordance with GAAP, and will reasonably cooperate with the Company’s SEC reporting, auditor access and consents, and inclusion of required audited, unaudited and pro forma financial information required for inclusion in the Company’s Current Report on Form 8‑K in connection with the Closing of the Transactions and related filings.

Covenants of the Company

The Company made certain covenants under the Acquisition Agreement, including, among others, the covenants set forth below:

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the Company agreed to assume responsibility for WARN Act liabilities if post‑closing employment actions (including inadequate retention, compensation or benefits, or effectuated terminations/layoffs) trigger notice or liability, including where pre‑closing terminations aggregate with post‑closing losses; the Company and its affiliates are solely liable for employment matters arising on or after the Closing.

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the Company agreed to use commercially reasonable efforts to cause the payroll company to run a special payroll at or within five business days after the Closing to pay Change of Control listed on the pre-closing statement, the Company will provide reasonable cooperation and not interfere with such payments, and has no obligation to pay or withhold amounts beyond what is funded at Closing.

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the Company agreed to take all actions necessary or appropriate to and in accordance with applicable law (including Nevada Revised Statutes), the rules of any applicable national securities exchange and the organizational documents of the Company, to duly call, give notice of, convene and hold the Special Meeting.

●	the Company agreed, as promptly as reasonably practicable following the Execution Date, to prepare and file with the SEC, this Proxy Statement.

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From the Execution Date until the Closing or valid termination of the Acquisition Agreement (for more information about the termination rights under the Acquisition Agreement, please see the section titled “Proposal 1: Acquisition Agreement —Termination Rights.”), the Company agreed to use reasonable best efforts to consummate the Nexus Investment, keep the Investment Agreement in effect, satisfy Company-controlled conditions, and avoid any amendment or action (or inaction) that would reduce funding under the Investment Agreement, add onerous conditions, materially disadvantage the Sellers, or delay the Nexus Investment without the Seller Representative’s prior consent.

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The Company agreed to obtain all required governmental, stock exchange, and (if applicable) stockholder approvals and make all related filings, keep the Seller Representative currently informed (including sharing definitive agreements, side letters, and material correspondence subject to customary redactions) with respect to the Nexus Investment, and to enforce its rights, including seeking specific performance, related to the Nexus Investment. The Company must also promptly notify the Seller Representative of any breaches, repudiations, or termination threats under the Investment Agreement and refrain from any act or omission reasonably expected to cause a failure of conditions or otherwise prevent, impede, or materially delay the consummation of the Nexus Investment.

Mutual Covenants

The parties made certain covenants under the Acquisition Agreement, including, among others, the covenants set forth below:

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With respect to taxes, the Sellers agreed to prepare, file and pay pre‑closing returns (consistent with past practice), and the Company agreed to file all other returns, and each will share drafts for consent (not unreasonably withheld) where the other bears the pre‑closing period; all tax sharing agreements terminate at the Closing; the parties agreed to, where permitted, treat the Closing as the end of the taxable year, allocate straddle period items through an interim closing of the books/day‑count method, allocate transaction tax deductions to pre‑closing periods without applying the “next day rule,” make a Revenue Procedure 2011‑29 election for success‑based fees unless the Seller Representative requests otherwise, and avoid ratable allocation elections; the Company will make and maintain a Section 754 election (and analogous elections), no elections under Code Sections 336/338 will be made, and the Company will make a push‑out election under Section 6226 for pre‑closing periods. The parties agreed to reasonably cooperate on tax matters, promptly share material tax correspondence, and allocate control of tax controversies so the Sellers control pre‑closing period matters (subject to the Company’s participation and consent for settlement) and the Company controls all others (subject to Seller Representative participation and consent for settlement).

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The Company agreed to not amend pre‑closing or straddle returns, waive limitations periods, make retroactive elections, or take closing date actions that adversely affect the Sellers’ tax liability without Seller Representative consent. Cash tax refunds attributable to pre‑closing periods (or the pre‑closing portion of a straddle period), net of costs and not previously priced, belong to the Sellers and will be remitted by the Company in a timely manner (including pursuing quick refunds at the Sellers’ request and expense), while refunds attributable to post‑closing attributes or carrybacks are retained by the Company.

●	Except as otherwise provided, each party agreed to bear its own expenses; the Company agreed to bear escrow agent fees, R&W insurance costs, and public company accounting expenses up to a specific amount (with the excess treated as Seller Transaction Expenses), and the Sellers agreed to bear 100% of transfer taxes, with the Company filing related returns at the Sellers’ expense. Before the Closing, the Sellers may distribute cash on hand and use cash to pay Seller Transaction Expenses, Change of Control Payments and indebtedness, but must leave at least $250,000 of cash at the Closing, included in closing cash calculations.

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The parties agreed to broad mutual releases effective at the Closing for pre‑closing matters, with customary carve‑outs for fraud, surviving and post‑closing covenants, the Company’s reliance for R&W insurance, unpaid ordinary course compensation, vested plan benefits, and director and officer indemnification; the Company also preserves the ability to defend or bring proceedings involving pre‑closing conduct of directors, officers, employees, contractors or agents. Following the Closing, the parties will execute further assurances to effect the transactions. Encore agreed to a three‑year employee non‑solicit (with exceptions for hires following the Company‑initiated termination and general advertising), the Sellers agreed to ongoing confidentiality with law‑required disclosure carve‑outs and notice, the Company is entitled to injunctive relief with a $100 bond if required, blue‑penciling and tolling apply, and Encore will reimburse reasonable enforcement fees and costs.

Conditions to Closing

The Closing and the transactions contemplated by the Acquisition Agreement are subject to the satisfaction of various customary closing conditions, including, among others, (i) the Company Stockholder Approval, (ii) the absence of any applicable law or judgment preventing, enjoining, restraining or otherwise prohibiting the consummation of the Navitas Acquisition and the transactions contemplated by the Acquisition Agreement, (iii) with respect to the Sellers and Navitas LLC’s obligations to consummate the Navitas Acquisition, the representations and warranties of the Company being true and correct (subject to certain materiality exceptions), the Company having performed in all material respects its obligations under the Acquisition Agreement and the delivery of customary closing deliverables by the Company, (iv) with respect to the Company’s obligations to consummate the Navitas Acquisition, the representations and warranties of the Sellers being true and correct (subject to certain materiality exceptions), the Sellers having performed in all material respects their obligations under the Acquisition Agreement and the delivery of customary closing deliverables by the Sellers, and (v) the absence of a Material Adverse Effect.

Termination Rights

The Acquisition Agreement may be terminated prior to the closing, under the following circumstances (i) by the mutual written consent of the Company and Encore, (ii) by the Company if there has been a breach by any Seller of its respective covenants, representations or warranties contained in the Acquisition Agreement and such breach would give rise to the failure of any of the Company’s conditions to closing, subject to certain customary cure rights set forth in the Acquisition Agreement, (iii) by Encore if there has been a breach by the Company of its respective covenants, representations or warranties contained in the Acquisition Agreement and such breach would give rise to the failure of any of the Seller’s conditions to closing, subject to certain customary cure rights set forth in the Acquisition Agreement, (iv) by either the Company or Encore, by providing written notice to the other party, if (a) any governmental entity enacts, promulgates, issues, enters or enforces any judgment or takes any other action enjoining, restraining, prohibiting or otherwise making the Navitas Acquisition illegal, subject to customary exceptions, or (b) the Closing has not occurred by April 6, 2026, with an automatic fifteen (15) day extension if the parties are working in good faith to consummate the Navitas Acquisition (the “Outside Date”); provided, however, that termination pursuant to clause (b) above is not available (x) to the Company, if its material breach or failure to fulfill its obligations under the Acquisition Agreement caused failure of the Closing to occur by the Outside Date as a result of the Company’s inability to satisfy the conditions to the obligations of Navitas LLC and the Sellers or (y) to Encore, if any Seller’s material breach or failure to fulfill its obligations under the Acquisition Agreement caused failure of the Closing to occur by the Outside Date as a result of the Sellers’ inability to satisfy the conditions to the obligations of the Company, and (v) the Company Stockholder Approval was not obtained at the Special Meeting.

If the Acquisition Agreement is terminated by Encore due to the Company’s violation or failure to perform or breach of a covenant, representation or warranty and (i) Encore and the Sellers are not in material breach of the Acquisition Agreement and (ii) all of the closing conditions have been met, the Company will be required to pay Navitas LLC a termination fee of $2.0 million plus certain public company accounting expenses up to a specific amount (the “Accounting Expenses Cap”). If the Acquisition Agreement is terminated by Encore due to the Closing not having occurred by the Outside Date and (i) the Company has not received any comments on the preliminary proxy statement from any governmental entity or self-regulatory body, (ii) Encore and the Sellers are not in material breach of the Acquisition Agreement and (iii) all of the closing conditions have been met, the Company will be required to pay Navitas LLC a termination fee of $1.0 million plus accounting expenses up to the Accounting Expenses Cap. If the Acquisition Agreement is terminated by Encore due to the fact that the Special Meeting was held but the Company Stockholder Approval was not obtained and (i) the Company is not in material breach of the Acquisition Agreement in a manner that would cause the Company to be unable to satisfy the conditions to the obligations of Navitas LLC and Sellers, (ii) the Company board recommendation was not withdrawn, and (iii) each stockholder that is a party to a Voting Agreement votes his, her or its shares in accordance therewith, the Company will be required to pay Navitas LLC a termination fee of $500,000 plus accounting expenses up to the Accounting Expenses Cap.

Amendments

The Acquisition Agreement may not be amended except pursuant to the written agreement of each of the Company and the Seller Representative. Notwithstanding anything in the Acquisition Agreement to the contrary, the Seller Representative shall not agree to any amendment that (i) alters or changes from the provisions set forth in the Acquisition Agreement the amount or kind of consideration to be received by Sellers, without the prior written consent of each Seller; or (ii) adversely and disproportionately (in relation to the other Sellers) affects the rights or obligations of any Seller under the Acquisition Agreement, without the prior consent of such affected Seller.

Navitas Acquisition Transaction Documents and Related Agreements

This section describes certain additional agreements entered into or to be entered into pursuant to the Acquisition Agreement but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of each of the agreements. Forms of the Registration Rights Agreement and Certificate of Designations are attached hereto as indicated in the respective descriptions. Stockholders and other interested parties are urged to read such agreements in their entirety prior to voting on the proposals presented at the Special Meeting.

Voting and Support Agreements

On December 21, 2025, as an inducement for the Sellers to enter into the Acquisition Agreement, the Company and Encore entered into voting and support agreements (the “Voting Agreements”) with certain stockholders, directors and executive officers of the Company (each, a “Company Holder”), whereby such Company Holders, in their capacities as beneficial owners of common stock and not in their capacities as directors or officers of the Company agreed to, among other things, vote or cause to be voted all outstanding shares of common stock beneficially owned by such Company Holder in favor of the Stock Issuance contemplated by the Investment Agreement and against alternative transactions.

Pursuant to each Voting Agreement, each Company Holder is restricted from selling or transferring shares of common stock beneficially owned by such Company Holder, subject to certain customary exceptions. The Voting Agreements will terminate upon the earliest to occur of (i) stockholder approval of the Stock Issuance being obtained and (ii) the termination of the Acquisition Agreement pursuant to and in compliance with the terms thereof.

The Transactions

Background of the Transactions

Our management team and the Board regularly evaluate the Company’s performance, prospects and strategy with a focus on generating long-term value for our stockholders. While the Company continuously focuses on organic growth as well as efficiency initiatives, our management team and the Board also review and assess strategic alternatives available to the Company, including potential mergers or acquisitions of other assets or entities that are synergistic to our business.

On August 20, 2025, Jason Vieth, our President and Chief Executive Officer, and Anya Hamill, our Chief Financial Officer, received email correspondence from William Hood & Company LLC (“William Hood”), an investment bank and advisor to Navitas, indicating that it was formally launching a sale process for Navitas. William Hood provided a business overview of Navitas and a form non-disclosure agreement for the Company’s review.

In September 2025, Mr. Vieth had a conversation with Michael Cohen, the Co-Founder and a Partner at Nexus, in connection with Mr. Vieth’s service on the board of directors of Tricam Industries, a portfolio company of Nexus. During this conversation, the parties discussed the Company, its businesses and its potential evaluation of Navitas as an acquisition target. No specific terms of a potential transaction were discussed.

In September 2025, through numerous telephone conferences, Mr. Vieth and Mr. Cohen discussed a potential investment by Nexus (or its affiliates) in the Company, and, in connection with such potential investment, the Company’s proposed acquisition of Navitas. The Nexus Investment and the Navitas Acquisition, together, are referred to as the “Proposed Transactions”.

On September 6, 2025, the Company executed a confidentiality agreement with William Hood with respect to the Proposed Transactions and received a confidential information memorandum (the “CIM”) with respect to the Navitas Acquisition. The management team reviewed the CIM and preliminarily determined that the Proposed Transactions had the potential to provide a unique and accretive growth opportunity that would be consistent with the Company’s strategic focus on organic superfoods, while providing increased scale, new customers and greater geographic diversity. The management team subsequently shared the CIM with Geoffrey Barker, the Chairman of our Board, on September 9, 2025. Thereafter, Mr. Barker and the management team had additional conversations regarding the Proposed Transactions.

On September 15, 2025, Nexus executed a confidentiality agreement with William Hood with respect to the Proposed Transactions.

On September 18, 2025, Nexus delivered a preliminary term sheet to Mr. Vieth with initial deal terms regarding Nexus’s potential equity investment in the Company.

On or around September 24, 2025, Mr. Vieth and members of management discussed the Proposed Transactions through a series of conference calls with the members of the Board and shared the CIM and other materials prepared by William Hood related to the proposed Navitas Acquisition.

On September 26, 2025, the Proposed Transactions were initially presented by our management to, and discussed with, members of the Board in connection with a special meeting of the Board. During this meeting, the Board provided our management with guidance on next steps in the evaluation process, which guidance included obtaining additional information relating to the Proposed Transactions, and the Board requested that management provide the Board with periodic updates on the status of discussions concerning the Proposed Transactions.

On November 11, 2025, Mr. Barker and Mr. Cohen held a telephonic meeting to discuss the basic terms of Nexus’s proposed equity investment in the Company, including, among other things, the terms of a payment-in-kind dividend and terms of forced conversion of the Preferred Stock. Throughout the remainder of the week, Mr. Barker participated in several subsequent telephonic meetings with representatives of Nexus to further discuss the preliminary deal terms.

On November 13, 2025, Mr. Vieth contacted representatives of Haynes and Boone LLP (“Haynes and Boone”) to discuss the potential engagement of Haynes and Boone as legal advisor to the Company in connection with the Proposed Transactions. Upon confirming that there were no existing conflicts, Haynes and Boone was formally engaged as legal advisor to the Company with respect to the Proposed Transactions.

On November 14, 2025, Navitas made available to the Company and certain of its representatives a virtual data room containing various preliminary due diligence materials relating to Navitas.

On November 14, 2025, representatives of Brownstein Hyatt Farber Schreck, LLP (“Brownstein”) delivered the initial draft of the Acquisition Agreement to representatives of Haynes and Boone.

On November 19, 2025, representatives of Haynes and Boone delivered a revised draft of the Acquisition Agreement to representatives of Brownstein.

On November 19, 2025, representatives of Paul Weiss delivered the initial draft of the Investment Agreement and the Certificate of Designations to representatives of Haynes and Boone.

On November 13, 2025, Mr. Vieth contacted representatives of Holland & Hart LLP (“Holland & Hart”) to discuss the potential engagement of Holland & Hart as legal advisor to the Company to provide Nevada corporate legal advance with respect to the Proposed Transactions. Upon confirming that there were no existing conflicts, Holland & Hart was formally engaged as legal advisor to the Company with respect to the Proposed Transactions.

On December 11, 2025, the Board held a special telephonic meeting at which representatives of Haynes and Boone briefed the Board regarding the status of ongoing negotiations relating to the Navitas Acquisition, including the status of the Acquisition Agreement, the status of diligence procedures and the anticipated timeline for the Navitas Acquisition, and the proposed terms of the Nexus Investment Agreement, including the material terms for the Nexus Investment and the impact that such investment would have on control of the Company in terms of the stockholder base and the Board composition post-closing. Mr. Barker then led a discussion on the terms of the Investment Agreement, and the Board discussed, among other things, the proposed pricing terms of the Nexus Investment, the post-closing composition of the Board and related independence matters, the impact of dilution on the part of the Company’s stockholders, liability associated with the Proposed Transactions, approval mechanics for the issuance of additional shares of Preferred Stock under the Investment Agreement, and the structure and timing of the Nexus Investment.

On December 11, 2025, Mr. Barker and Mr. Cohen held a telephonic meeting to discuss additional terms of Nexus’s proposed equity investment, including, among other things, the composition of the Board following the closing of the Proposed Transactions and other corporate governance considerations. Throughout the remainder of the week, Mr. Barker participated in several subsequent telephonic meetings with Mr. Cohen to further discuss such matters.

On December 12, 2025, the Board held a telephonic meeting with Mr. Cohen during which Mr. Cohen provided an overview of Nexus and its investment platform. Mr. Cohen also discussed Nexus’s strategic vision to build a scaled “superfood” platform comprised of complementary, mission-aligned brands, with the Company as the foundational brand and the Navitas Acquisition as a key initial step in executing this strategy. Mr. Cohen outlined his perspective on the strategic rationale for combining the Company and Navitas, emphasizing portfolio breadth, brand synergies, and the opportunity to accelerate growth through a platform approach supported by Nexus’s capital, operating expertise, and long-term investment horizon. During the discussion, Mr. Cohen also addressed proposed post-transaction governance considerations, indicating that, following the closing of the Proposed Transactions, Nexus would anticipate that the number of directors on the Board would increase from seven to nine members, with four directors being designated by the Company and five directors being designated by Nexus.

The Board engaged in discussion with Mr. Cohen regarding Nexus’s vision, platform strategy, and proposed governance framework.

On December 12, 2025, representatives of Brownstein delivered a revised draft of the Acquisition Agreement to representatives of Haynes and Boone.

On December 12, 2025, representatives of Paul Weiss delivered a revised draft of the Investment Agreement and Certificate of Designations to representatives of Haynes and Boone.

In the week leading up to the execution of the Acquisition Agreement and the Investment Agreement, the parties focused their efforts on resolving the remaining legal and commercial issues, including thorough and extensive internal and external discussions and calls and diligence reviews. Major outstanding commercial issues included details relating to, among other things, the “Outside Date” as defined in the Acquisition Agreement as well as the relevant conditions to termination and fees to be paid by the Company pursuant to the Acquisition Agreement.

On December 15, 2025, representatives of Haynes and Boone delivered a revised draft of the Investment Agreement and the Certificate of Designations to representatives of Paul Weiss.

On December 16, 2025, the Board held a special telephonic meeting at which representatives of Holland & Hart and Haynes and Boone provided an overview of the Board’s fiduciary obligations, particularly in the context of transactions such as the Proposed Transactions. Representatives of Haynes and Boone provided an update with respect to the status of the Investment Agreement and the impact that the Nexus Investment would have on the Company following closing of the Proposed Transactions. The Board subsequently discussed, among other things, the proposed pricing terms of the Nexus Investment, the post-closing composition of the Board and related independence matters, the impact of dilution on the part of the Company’s stockholders, liability associated with Proposed Transactions, approval mechanics for the issuance of additional shares of Preferred Stock under the Investment Agreement, expenses associated with the negotiation of the Investment Agreement, registration rights and the structure and timing of the Nexus Investment.

On December 17, 2025, representatives of the Company, Nexus, Navitas, and William Hood engaged in discussions regarding a reduction to the Navitas Purchase Price following the review of Navitas’s most recent financial statements as of November 30, 2025 delivered by Navitas to the Company and Nexus on or around December 17, 2025.

On December 17, 2025, representatives of Haynes and Boone delivered a revised draft of the Acquisition Agreement to representatives of Brownstein.

On December 18, 2025, representatives of Haynes and Boone, Mr. Vieth and members of management of Danone participated in a video conference to discuss details related to the Proposed Transactions and the form of voting agreement. Representatives of Danone expressed initial support for the Proposed Transactions but indicated Danone would be unable to sign a voting agreement due to logistical and timing restraints.

On December 19, 2025, representatives of Brownstein delivered a revised draft of the Acquisition Agreement to representatives of Haynes and Boone.

On December 19, 2025, the Board held a special telephonic meeting to further discuss and consider the Proposed Transactions. Mr. Vieth led a discussion with the other members of the Board on the status of ongoing negotiations relating to the Transactions, as well as the recent financial results for Navitas and its impact on the financial model for the transaction. The Board thoroughly discussed, among other things, pricing price adjustments for the Navitas Acquisition, expense thresholds to be included in the transaction documents, the outside date relating to the issuance of additional shares under the proposed investment agreement with Nexus, and the expected signing date for the transaction documents. The Board also discussed, among other things, the communication plans regarding the Navitas Acquisition, proxy solicitation mechanics for the Special Meeting and material changes to the transaction documents since the last special meeting of the Board. Anya Hamill, our Chief Financial Officer, then gave a presentation to the Board on the valuation of Navitas, the expected proforma financial projections post-closing, and a comparison of such projections with peers and competitors in the Company’s industry.

After a discussion by the Board of the terms of the Proposed Transactions and the information presented by representatives of Haynes and Boone and Company management, and upon receiving our management’s recommendation to approve the Proposed Transactions on the terms set forth in the draft Acquisition Agreement and the Investment Agreement, the Board unanimously resolved to approve and adopt by written consent (i) the Acquisition Agreement substantially as presented and the associated actions described in the Acquisition Agreement, including the Navitas Acquisition, and (ii) the Nexus Investment Agreement substantially as presented and the associated actions described in the Nexus Investment Agreement, including the Nexus Investment.

On December 19, 2025, a telephonic meeting was held with representatives of Nexus and Haynes and Boone to discuss updates in accounting treatment related to GSC and Navitas.

From December 19, 2025 to December 21, 2025, multiple telephonic meetings were held between representatives of Haynes and Boone and Paul Weiss to resolve all open issues in the draft Investment Agreement, and multiple telephonic meetings were held between representatives of Haynes and Boone and Brownstein to resolve all open issues in the draft Acquisition Agreement. During these calls, the parties made material progress in terms of legal and commercial issues remaining open in the drafts.

On December 20, 2025, representatives of Haynes and Boone delivered a revised draft of the Acquisition Agreement to representatives of Brownstein.

On the afternoon of December 21, 2025, the Company and Nexus finalized the Nexus Investment Agreement, including the various schedules and exhibits thereto, and executed the Nexus Investment Agreement. Shortly thereafter, the Company and Navitas finalized the Acquisition Agreement, including the various schedules and exhibits thereto, and executed the Acquisition Agreement. The Voting Agreements were executed concurrently with the Acquisition Agreement.

Following the execution of the Acquisition Agreement and the Nexus Investment Agreement, on the morning of December 22, 2025, the Company issued a press release announcing the transactions contemplated by the Acquisition Agreement and the Nexus Investment Agreement. On the afternoon of December 22, 2025, the Company hosted an investor call with the investment community to announce the Transactions and answer certain questions from the investment community regarding such transactions.

On January 29, 2026, each of Mr. Barker and Patrick Gaston delivered notice to the Board that he is resigning as a member of the Board, effective upon the Closing.

On January 30, 2026, the Company and the Investor entered into Amendment No.1 to the Investment Agreement (the “Amendment”), which amended the Certificate of Designation to provide that, in accordance with the NYSE American voting rights rules, the conversion price for the Additional Shares will be the “Minimum Price” as defined in the applicable NYSE American rules (as such rules may be amended from time to time) measured at the time of delivery of the Additional Shares Purchase Notice (as defined in the Investment Agreement) under the Investment Agreement related to the issuance of such Additional Shares and solely to the extent that such “Minimum Price” exceeds the conversion price (as adjusted in accordance with the Certificate of Designation).

The Board’s Reasons for Approving the Transactions

In evaluating the Acquisition Agreement, the Investment Agreement and the transactions contemplated thereby, the Board consulted with members of our management and our legal, financial and other advisors. In reaching its decision to unanimously approve the Acquisition Agreement, the Investment Agreement and the transactions contemplated thereby, the Board carefully considered a variety of factors supporting its decision, including, but not limited to, the material factors discussed below.

●	Strategic Considerations.

o

Portfolio Expansion: Acquiring Navitas will allow the Company to broaden its product lineup with Navitas’ extensive range of raw, organic superfoods like cacao powder, chia and goji berries, complementing the Company’s existing offerings in functional beverages and snacks to create a more comprehensive suite of plant-based nutrition options.

o

Market Leadership Strengthening: This move is expected to solidify the Company’s position as a frontrunner in the rapidly growing superfoods and wellness market, leveraging Navitas’ established reputation for high-quality, ethically sourced ingredients to capture a larger share of health-conscious consumers seeking clean-label products.

o

Operational Synergies: The Navitas Acquisition will enable cost efficiencies through combined supply chains, shared sourcing networks for organic ingredients, and streamlined distribution channels, reducing overhead while improving scalability and speed-to-market for new product innovations.

o

Consumer Base Growth: By integrating Navitas’ loyal consumer community (and vice-versa), which emphasizes raw and vegan lifestyles, the Company plans to cross-sell its performance-focused products, expanding reach into new demographics and driving revenue growth through enhanced e-commerce and retail partnerships.

o

Innovation and Brand Alignment: Navitas’ expertise in nutrient-dense, minimally processed foods aligns perfectly with Laird Superfoods’ mission of real-food performance, fostering collaborative R&D opportunities to develop cutting-edge functional foods that meet evolving consumer demands for sustainability and wellness.

o

Incremental Growth Capital: The Nexus Investment and ability to sell the Additional Shares to Nexus at our option, allows for opportunistic expansion of the Company’s product portfolio through potential strategic alternatives available to the Company, including potential mergers or acquisitions of other assets or entities that are synergistic to our business.

o

Enhanced Liquidity: Following the Navitas Acquisition, the financing opportunities available to the Company would be expected to increase, as the amount of the Company’s assets available to be used as collateral for future financing arrangements would be increased.

o

Operational Leverage from Increased Scale: Following the Navitas Acquisition, the Company would have improved operating leverage resulting from the increased scale. As the Company’s business grows, the Company expects that certain fixed costs and administrative infrastructure may be spread over a larger revenue base, creating opportunities to enhance efficiency and support long-term margin expansion.

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Management Experience; Recommendation. Our management’s understanding of the premium organic and natural food industry, including the geographical market in which Navitas operates, and our management team’s recommendation of the Navitas Acquisition.

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Terms of the Acquisition Agreement and the Investment Agreement. The Board’s belief that the terms and conditions of the Acquisition Agreement and the Investment Agreement (including all exhibits and disclosure schedules thereto) and including, among other things, the representations, warranties, covenants and agreements of the parties, the conditions to closing and the form and structure of the transaction consideration, in each case, are reasonable.

●

Related Agreements. The terms and conditions of the ancillary agreements to be entered into in connection with the Navitas Acquisition and the Investment Agreement, in each case, including the exhibits and disclosure schedules thereto and the Board’s belief that the terms of such agreements, including the Voting Agreements entered into at signing, the Registration Rights Agreement and the Certificate of Designation, in each case, are reasonable.

●	Stockholder Approval. The fact that the Stock Issuance and resulting Navitas Acquisition is subject to approval by the Company’s stockholders at the Special Meeting.

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Likelihood of Closing. The likelihood, considering the terms of the Acquisition Agreement and the Investment Agreement, that the Transactions will be completed based on, among other things, the conditions to closing as set forth in the Acquisition Agreement and the Investment Agreement and that the outside date of April 6, 2026 under the Acquisition Agreement allows for sufficient time to complete the Acquisition.

●	No Termination Fee for the Investment Agreement. The fact that, in the event of termination of the Investment Agreement, neither party is required to pay a termination fee.

●	Exclusivity Restrictions. The restrictions that the Acquisition Agreement imposes on Navitas’s ability to solicit possible alternative transactions.

The Board also considered certain countervailing factors in its deliberations concerning the Navitas Transactions, including, but not limited to, the following:

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Business Risks. Certain risks relating to the Navitas Acquisition, the Company following the Navitas Acquisition, Navitas’s business and the Nexus Investment (in each case, as further described under “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” beginning on pages 14 and 15, respectively, of this Proxy Statement).

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Risks in Obtaining the Benefits of the Navitas Acquisition. The risk that the integration of Navitas may not be as successful as expected and that the anticipated benefits of the Navitas Acquisition may not be realized in full or in part.

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Significant Stock Issuance. The potential impact on the market price of the Company’s common stock and dilution effect on stockholders as a result of the large amount of Conversion Shares issuable upon conversion of the Preferred Stock.

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Business Disruption Resulting from the Navitas Acquisition. The challenges inherent in the acquisition of a business of the size and complexity of Navitas, and the possible disruption of the Company’s business that might result from the announcement and pendency of the Navitas Acquisition, including the possible diversion of management and employee attention, potential employee attrition and potential adverse effects on the Company’s business relationships and pursuit of strategic opportunities.

●

Board Composition and Control. The expectation that the reconstitution of the Board and addition of the Nexus Designees in connection with the Nexus Investment (as discussed above), as well as Nexus’s beneficial ownership percentage following the closing of the Nexus Investment, will result in a significant level of control on the part of Nexus.

●	Closing Conditions. The fact that the completion of the Navitas Acquisition requires stockholder approval and the satisfaction of other closing conditions that are not within the Company’s control.

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Risks Associated with Failure to Complete the Navitas Acquisition. The possibility that the Navitas Acquisition may not be consummated and the potential adverse consequences if the Navitas Acquisition is not completed, including substantial transaction costs incurred, potential loss in value to the Company’s stockholders and market reaction.

●

Termination Fee for the Acquisition Agreement: The fact that, in the event of termination of the Acquisition Agreement, the Company could be required to pay a termination fee of up to $2.0 million plus certain public company accounting expenses depending on the circumstances of the termination.

●

Litigation Risk. The inherent risk of litigation in transactions of this nature, including the potential lawsuits that could be brought against the Company or the Board in connection with the Transactions.

This discussion of the information and factors considered by the Board in reaching its conclusions and recommendation includes the principal factors considered by the Board but is not intended to be exhaustive and may not include all of the factors considered by the Board. In light of the number and wide variety of factors considered in connection with its evaluation of the Acquisition Agreement and the Nexus Investment and the transactions contemplated thereby, the Board did not consider it practicable to, and did not attempt to, quantify or otherwise assign relative weights to the specific factors that it considered in reaching its determination and supporting its decision. Rather, the Board viewed its decision as being based on the totality of the information presented or otherwise made available to it and the various other factors presented to and considered by the Board. In addition, individual directors may have given different weight to different factors. This explanation of the Company’s reasons for the Transactions and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed under “Cautionary Note Regarding Forward-Looking Statements” beginning on page 14 of this Proxy Statement.

Certain executive officers and non-employee directors of the Company have interests in the Transactions that are different from, or in addition to, the interests of our stockholders generally. The Board and the disinterested members of the Board were aware of and considered these potential interests, among other matters, in evaluating the Transactions and, with respect to the Board, in making its recommendation to the Company’s stockholders. For a discussion of these interests, please see the section titled “Interests of Certain Persons in the Transactions” below.

After careful consideration, the Board concluded that the potential benefits that it expected the Company to achieve as a result of the Transactions outweighed the potentially negative factors associated with the Transactions, and on December 19, 2025, unanimously approved and adopted the Acquisition Agreement, the Investment Agreement and the transactions contemplated thereby, including the Transactions, declared advisable the Acquisition Agreement, the Investment Agreement and the transactions contemplated thereby and directed that the Stock Issuance Proposal be submitted to the Company’s stockholders for approval at the Special Meeting and further recommended that the Company’s stockholders approve the Stock Issuance Proposal. The Board unanimously recommends that the Company’s stockholders approve the Stock Issuance Proposal and the related Adjournment Proposal.

Certain Management Forecasts

Nature of the Forecasts Reviewed by the Board

Although the Company has publicly issued limited short-term guidance concerning certain aspects of its expected financial performance, the Company does not, as a matter of course, make public disclosure of detailed forecasts or projections of its expected financial performance for extended periods due to, among other things, the inherent difficulty of accurately predicting future periods and the likelihood that the underlying assumptions and estimates may prove incorrect. However, in connection with its evaluation of the Navitas Acquisition, Company management prepared and provided to the Board certain internal financial and operational information and forecasts of the Company and Navitas on a post-acquisition basis (collectively, and together with the assumptions on which internal financial and operations information, forecasts and estimates were based, the “Forecasts”). A summary of the Forecasts is included below to give the Company’s stockholders access to certain non-public information that was considered by the Board for purposes of evaluating the Navitas Acquisition.

The Forecasts, a summary of which is set forth below, were not prepared with a view toward public disclosure, nor were they prepared on a basis designed to comply with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information, but, in the view of the Company’s management, were prepared on a reasonable basis. The Forecasts included in this document have been prepared by, and are the responsibility of, the Company’s management. Neither KPMG LLP (“KPMG”), the independent registered public accounting firm of the Company, Baker Tilly US, LLP (“Baker Tilly”), the independent auditors of Navitas and the former independent registered public accounting firm of the Company, nor any other independent accountant has audited, reviewed, examined, compiled or performed any procedures with respect to the Forecasts and, accordingly, neither KPMG nor Baker Tilly expresses any opinion or any other form of assurance with respect to such information or its achievability, does not assume any responsibility for the prospective financial information and disclaims any association with the Forecasts. The Baker Tilly (formerly Moss Adams LLP) report regarding the historical financial statements of the Company included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, relates to the Company’s historical financial information, and does not extend to the Forecasts and should not be read to do so. The Baker Tilly report regarding the historical financial statements of Navitas included in this document relates to Navitas’s previously issued financial statements. It does not extend to the Forecasts and should not be read to do so.

Although presented with numerical specificity, the Forecasts were prepared in the context of numerous variables, estimates and assumptions that are inherently uncertain and may be beyond the control of the Company, and which may prove not to have been, or to no longer be, accurate. The Forecasts are subject to many risks and uncertainties. Important factors that may affect actual results and cause actual results to differ materially from the Forecasts include, but are not limited to, risks and uncertainties relating to the Company’s and Navitas’s businesses (including their ability to achieve strategic goals, objectives and targets over the applicable periods), industry performance, the regulatory environment, general business and economic conditions, market and financial conditions, various risks set forth under the heading “Risk Factors,” beginning on page 15 in this Proxy Statement, and other factors described or referenced under “Cautionary Note Regarding Forward-Looking Statements” beginning on page 14 of this Proxy Statement. The Forecasts also reflect assumptions that are subject to change and are susceptible to multiple interpretations and periodic revisions based on actual results, revised prospects for the Company’s and Navitas’s businesses, changes in general business or economic conditions, or any other transaction or event that has occurred or that may occur and that was not anticipated at the time the Forecasts were prepared. Importantly, as described in more detail below, the Forecasts were prepared under the assumption that Navitas’s Amazon sales were conducted under the Seller Central model for the full fiscal year 2025. Because Navitas’s transition from the Vendor Central model to the Seller Central model began mid-year 2025 and remains ongoing as of the date of this Proxy Statement, the Forecasts reflect higher net sales than Navitas’s actual results for that period. In addition, the Forecasts do not take into account any circumstances, transactions or events occurring after the date they were prepared. Modeling and forecasting the future performance of a company is a highly speculative endeavor. Since the financial projections cover a long period of time, the financial projections by their nature are unlikely to anticipate each circumstance that will have an effect on the commercial value of the Company’s business. There can be no assurance that the projections in the Forecasts will be realized or that future financial results of the Company or Navitas will not materially vary from the Forecasts. Accordingly, actual results will likely differ, and may differ materially, from those contained in the Forecasts, and the Forecasts are not, and should not be viewed as, public guidance or targets. Due to the changes in the basis upon which the Forecasts were prepared, the Company does not expect to achieve the results set forth in the Forecasts.

Certain of the financial measures included in the Forecasts are “non-GAAP financial measures.” These are financial performance measures that are not calculated in accordance with GAAP. Investors should also note that the non-GAAP financial measures presented in this Proxy Statement are not prepared under any comprehensive set of accounting rules or principles and do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. Investors should also note that the non-GAAP financial measures presented in this Proxy Statement have no standardized meaning prescribed by GAAP and, therefore, have limits in their usefulness to investors. Because of the non-standardized definitions, the non-GAAP financial measures in this Proxy Statement and the accompanying footnotes may be calculated differently from, and may not be directly comparable to, similarly titled measures used by the Company’s competitors and other companies. Due to the inherent limitations of non-GAAP financial measures, investors should consider non-GAAP measures only as a supplement to, not as a substitute for or as a superior measure to, measures of financial performance prepared in accordance with GAAP. The footnotes to the table below provide certain supplemental information with respect to the calculation of these non-GAAP financial measures.

The inclusion of a summary of the Forecasts in this document should not be regarded as an indication that the Company, Navitas or their respective affiliates, officers, directors or other representatives consider the Forecasts to be necessarily predictive of actual future events, and the Forecasts should not be relied upon as such. Neither the Company, Navitas or their respective affiliates, officers, directors or other representatives can give any persons, including stockholders of the Company, any assurance that actual results will not differ materially from the Forecasts and, except as otherwise required by law, none of them undertakes any obligation to update or otherwise revise or reconcile the Forecasts to reflect circumstances existing after the date the Forecasts were generated or to reflect the occurrence of future events, even in the event that any or all of the assumptions and estimates underlying the Forecasts are shown to be in error.

No one has made or makes any representation to any stockholder or anyone else regarding, nor assumes any responsibility for the validity, reasonableness, accuracy or completeness of, the information included in the Forecasts set forth below. Readers of this Proxy Statement are cautioned not to rely on the Forecasts. The Company has not updated and, except as otherwise required by law, does not intend to update or otherwise revise the Forecasts, even in the short term, to reflect circumstances existing after the date when made or to reflect the occurrence of future events.

A summary of the Forecasts is included solely to give the Company’s stockholders access to the information that was made available to the Board, as described below, and is not included in this document in order to influence any person’s decision whether to vote for or against the Stock Issuance Proposal. The inclusion of this information should not be regarded as an indication that the Board, its advisors or any other person considered, or now considers, it to be material or to be a reliable prediction of actual future results. The Forecasts are subjective in many respects. There can be no assurance that these Forecasts will be realized or that actual results will not be significantly higher or lower than forecasted. The Forecasts included herein cover multiple years, and such information by its nature becomes subject to greater uncertainty with each successive year. The Forecasts and summary information set forth below should be evaluated, if at all, in conjunction with the historical financial statements and other information in this Proxy Statement.

Summary of the Forecasts Reviewed by the Board

In connection with the Board’s evaluation of the Acquisition Agreement and the transactions contemplated thereby, including the Navitas Acquisition, the Company’s management provided the Board with certain information regarding its forecasts for the Company’s future operations for its fiscal years 2025 through 2030. The Forecasts were relied on by the Board in reaching its determination of December 19, 2025 to authorize and approve the execution, delivery and performance by the Company of the Acquisition Agreement and to recommend that stockholders approve the Stock Issuance Proposal. The following table sets forth a summary of the projections included in the Forecasts.

	Fiscal Year Ended December 31,
(in thousands)	2025E	2026E	2027E	2028E	2029E	2030E
Sales, net	$96,928	$111,856	$130,078	$152,958	$175,055	$199,344
Cost of Goods Sold	$61,125	$72,378	$81,307	$96,184	$110,171	$125,516
Gross Profit	$35,803	$39,478	$48,771	$56,774	$64,885	$73,828
Adjusted EBITDA(1)	$5,692	$7,807	$15,121	$17,475	$20,368	$23,285

(1)

Adjusted EBITDA, a non-GAAP financial metric, is calculated as net income (loss), adjusted to exclude: (1) interest expense and other (income) loss, (2) income tax (benefit) expense, (3) depreciation and amortization expenses, (4) stock-based compensation, (5) expenses related to the impairment of long-lived intangible assets, and (6) expenses and recoveries related to a product quality issue.

In preparing the Forecasts, the Company’s management made numerous assumptions that included, but were not limited to, the following items:

●

closing of the Navitas Acquisition occurring during the first calendar quarter of 2026, with integration of Navitas into the Company’s business beginning during the second quarter of 2026 and continuing through the balance of 2026;

●	approximately $2.0 million in integration costs assumed in fiscal year 2026; and

●

net sales were increased to assume that Navitas’s Amazon sales were conducted under the Seller Central model for the full fiscal year 2025. The transition from the Vendor Central model to the Seller Central model began mid-year 2025 and has not been fully completed of the date of this Proxy Statement.

Additionally, in connection with the Board’s evaluation of the Acquisition Agreement and the transactions contemplated thereby, including the Navitas Acquisition, the Company’s management provided the Board with certain information regarding potential cost savings and operating synergies projected by the Company’s management (the “Synergies”) and risks of the Navitas Acquisition. The Forecasts assumed approximately $4.5 million in annual Synergies, with Synergies being realized for seven months during fiscal year 2026. These Synergies are anticipated to be driven primarily by the elimination of duplicative or inefficient administrative processes and the benefits of increased scale, including improved purchasing leverage. In addition, the Company believes that the integration of Navitas may create opportunities to streamline general and administrative functions over time. The realization and timing of any such Synergies will depend on market conditions, integration execution and other factors.

The Company’s business is subject to significant risks as laid out more fully under “Risk Factors” in this Proxy Statement, including those risks summarized below. The combination of the Company and Navitas comes with significant integration costs and risks related to processes, culture, customers and suppliers all contributing to the risk of integration and potentially impairing the ability to achieve pre-integration levels of efficiency and profitability. This combination also creates potential Synergies that the Board considered, as a potential mitigation to the aforementioned risks. The ability to achieve the potential Synergies is difficult to quantify.

THE COMPANY DOES NOT INTEND TO UPDATE OR OTHERWISE REVISE THE ABOVE FORECASTS TO REFLECT CIRCUMSTANCES EXISTING AFTER THE DATE SUCH FORECASTS WERE PREPARED OR TO REFLECT THE OCCURRENCE OF SUBSEQUENT EVENTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING SUCH FORECASTS ARE NO LONGER APPROPRIATE.

Interests of Certain Persons in the Transactions

In considering the recommendation of the Board to vote for the Stock Issuance Proposal and the Adjournment Proposal presented at the Special Meeting, you should be aware that certain executive officers and non-employee directors of the Company have interests in the Transactions that are different from, or in addition to, the interests of our stockholders generally. The Board was aware of and considered these interests, among other matters, in evaluating the Navitas Acquisition, the Acquisition Agreement, the Nexus Investment and the Investment Agreement and before recommending to our stockholders that they vote in favor of the Stock Issuance Proposal and the Adjournment Proposal.

Treatment of Equity Awards under the 2020 Omnibus Incentive Plan

The Company has granted nonqualified stock option awards, restricted stock and restricted stock units to certain key employees, key contractors and outside directors under the Laird Superfood, Inc. 2020 Omnibus Incentive Plan, as amended (the “2020 Plan”). As of January 28, 2026, there were (i) 1,391,092 shares of common stock underlying outstanding and unvested stock options, 7,717 shares of restricted stock and 836,835 shares of restricted stock units awarded under the 2020 Plan, (ii) 1,633,174 shares of common stock underlying outstanding and unvested stock options and restricted stock units held by our executive officers and (iii) 52,227 shares of common stock underlying outstanding and unvested stock options and restricted stock units held by our directors. Under the 2020 Plan and the applicable award agreements, the vesting of equity awards will only be accelerated upon a “Change in Control” in which a previously granted equity award is not being assumed or continued. Following the completion of the Transactions, the 2020 Plan and the outstanding equity awards thereunder will be continued. As a result, the consummation of the Transactions will have no impact on the 2020 Plan or equity awards granted thereunder.

Treatment of Equity Awards under Executive Employment Agreements

On January 31, 2022, the Company entered into an employment agreement with Mr. Vieth (the “Vieth Employment Agreement”), and on November 4, 2022, the Company entered into an employment agreement with Ms. Hamill (the “Hamill Employment Agreement” and together, with the Vieth Employment Agreement, the “Employment Agreements”).

For the purposes of the Employment Agreements:

●

“Change in Control” generally means: (i) a sale of all or substantially all of the assets of the Company; (ii) the acquisition of more than 50% of the voting power of the outstanding securities of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, reorganization, merger, or consolidation) unless the Company’s stockholder of record as constituted immediately prior to such acquisition will, immediately after such acquisition (by virtue of their continuing to hold such stock and/or their receipt in exchange therefor of securities issued as consideration for the Company’s outstanding stock) hold at least 50% of the voting power of the surviving or acquiring entity; or (iii) any reorganization, merger or consolidation in which the Company is not the surviving entity, excluding any merger effected exclusively for the purpose of changing the domicile of the Company and excluding any reorganization, merger or consolidation in which the Company’s stockholders of record as constituted immediately prior to such reorganization, merger or consolidation will, immediately after such reorganization, merger or consolidation (by virtue of their continuing to hold such stock and/or their receipt in exchange therefor of securities issued as consideration for the Company’s outstanding stock) hold at least 50% of the voting power of the surviving or acquiring entity in any such reorganization, merger, or consolidation.

Pursuant to the Vieth Employment Agreement, if Mr. Vieth’s employment is terminated by the Company without “cause” (as defined in the Vieth Employment Agreement) or by Mr. Vieth for “good reason” (as defined in the Vieth Employment Agreement) within two years following the Change in Control, Mr. Vieth is entitled to: (i) a lump sum payment equal to 24 months of his base salary then in effect, payable on the first payroll date occurring after the 60th day following the date of termination; (ii) all stock options, restricted stock, restricted stock units and other equity awards subject to vesting shall automatically vest in full; (iii) a lump sum payment, payable on the first payroll date occurring after the 60th day following the date of termination, equal to (A) $1,000,000, minus (B) the fair market value of the Mr. Vieth’s equity awards granted as inducement to accept employment with the Company (the “Inducement Grants”), the fair market value of which will be determined by reference to the consideration delivered for shares of the Company’s common stock in connection with the Change in Control, or if the Change in Control does not result in the delivery of consideration for shares of the Company’s common stock, by reference to the most recent closing price for the Company’s common stock before the date of termination; and (iv) if the Mr. Vieth timely elects participation in the Company’s group health insurance plan pursuant to COBRA, the Company will pay the full cost of COBRA coverage for 18 months, at the coverage level Mr. Vieth (including Mr. Vieth’s dependents) had immediately before the date of termination, provided, however, that such payments shall end immediately following the earliest of the following: (1) the date Mr. Vieth becomes eligible for health, dental, or vision coverage of a subsequent employer; (2) the date Mr. Vieth is no longer eligible to receive COBRA continuation coverage.

Pursuant to the Hamill Employment Agreement, if Ms. Hamill’s employment is terminated by the Company without “cause” (as defined in the Hamill Employment Agreement) or by Ms. Hamill for “good reason” (as defined in the Hamill Employment Agreement) within two years following the Change in Control, Ms. Hamill is entitled to: (i) a lump sum payment equal to 12 months of her base salary then in effect, payable on the first payroll date occurring after the 60th day following the date of termination; (ii) all stock options, restricted stock, restricted stock units and other equity awards subject to vesting shall automatically vest in full; and (iii) if Ms. Hamill timely elects participation in the Company’s group health insurance plan pursuant to COBRA, the Company will pay the full cost of COBRA coverage for 12 months, at the coverage level Ms. Hamill (including Ms. Hamill’s dependents) had immediately before the date of termination; provided, however, that such payments shall end immediately following the earliest of the following: (1) the date Ms. Hamill becomes eligible for health, dental, or vision coverage of a subsequent employer; (2) the date Ms. Hamill is no longer eligible to receive COBRA continuation coverage.

Pre-Existing Relationships

Each of Mr. Vieth and Mr. LaMontagne has a pre-existing personal relationship with Mr. Cohen, the Co-Founder and a Partner at Nexus. Mr. Vieth serves on the board of directors of Tricam Industries, a portfolio company of Nexus, and in connection with such position received compensation during the fiscal year ended December 31, 2025 of $81,250. Mr. LaMontagne serves on the boards of three portfolio companies of Nexus and receives significant compensation in connection with such positions. Therefore, Mr. Vieth and Mr. LaMontagne may be considered interested with respect to the Nexus Investment. Neither Mr. Vieth nor Mr. LaMontagne are entitled to additional compensation for the introduction of Nexus to the Company or for the completion of the Nexus Investment.

For a description of our named executive officers’ compensation arrangements in connection with the Transactions, see “Proposal 1: The Stock Issuance Proposal—The Transactions—Quantification of Potential Payments and Benefits to our Named Executive Officers” below.

Quantification of Potential Payments and Benefits to our Named Executive Officers

The information below is intended to comply with Item 402(t) of Regulation S-K, which requires disclosure of information about compensation that may be paid or become payable to each “named executive officer” of the Company that is based on, or otherwise relates to, the proposed Navitas Acquisition and Nexus Investment. Under applicable SEC rules, our named executive officers for this purpose are required to consist of the named executive officers for whom disclosure was required in our most recent Definitive Proxy Statement on Schedule 14A filed with the SEC, who are:

●	Jason Vieth, our President, Chief Executive Officer and Director;

●	Anya Hamill, our Chief Financial Officer; and

●	Laird Hamilton, our Co-Founder, Chief Innovator and Director.

For a description of our named executive officers’ compensation arrangements in connection with the proposed Transactions quantified below, see “Proposal 1: The Stock Issuance Proposal—The Transactions—Interests of Certain Persons in the Transactions” above. The amounts set forth in the table below represent an estimate of each named executive officer’s compensation that is based on, or otherwise relates to, the Transactions and assume the following:

●	each named executive officer remains employed by the Company through the closing of the Transactions;

●	the closing of the Transactions occurs on January 28, 2026, the latest practicable date prior to the filing of this Proxy Statement; and

●

the value of the vesting acceleration of any stock options is calculated assuming that (i) the exercise price of the option is the value listed at the time the option was granted and (ii) the closing price per share of Company common stock on the date of the closing of the Transactions was $2.36, which was the average closing price per share of Company common stock as reported on NYSE American over the first five business days following the first public announcement of the proposed Acquisition on December 22, 2025.

The amounts reported below are estimated based on multiple assumptions that may or may not actually occur, including the assumptions described above and elsewhere in this Proxy Statement. As a result, the compensation, if any, to be received by a named executive officer may materially differ from the amounts set forth below.

	Cash	Equity	Perquisites/Benefits	Total
Jason Vieth	$1,175,000(1)	$989,322(2)	$4,500(3)	$2,168,822
Anya Hamill	$325,000(4)	$156,288(5)	$2,300(6)	$483,588
Laird Hamilton(7)	-	-	-	-

(1)	Includes (i) a lump sum payment of $1,000,000, which represents a payment equal to 24 months base salary for Mr. Vieth and (ii) $175,000, which represents a lump sum payment equal to $1,000,000 minus the fair market value of the Inducement Grants. Pursuant to the terms of the Vieth Employment Agreement, the fair market value of the Inducement Grants was calculated by assuming Mr. Vieth’s termination occurred on January 28, 2026. Such payments are attributable to a double-trigger arrangement payable only in connection with Mr. Vieth’s termination by the Company without “cause” (as defined in the Vieth Employment Agreement) or by Mr. Vieth for “good reason” (as defined in the Vieth Employment Agreement) within two years after the occurrence of a Change in Control (as defined in the Vieth Employment Agreement).

(2)	Represents the value of accelerated vesting of restricted stock units and in-the-money stock options. Such payment is attributable to the double-trigger arrangement described in footnote (1) above.

(3)

Represents an estimate of the cost of COBRA coverage for 18 months at a coverage level Mr. Vieth (and his dependents) had immediately before the date of termination. Such payment is attributable to the double-trigger arrangement described in footnote (1) above.

(4)

Represents a lump sum payment equal to 12 months base salary for Ms. Hamill. Such payment is attributable to a double-trigger arrangement payable only in connection with Ms. Hamill’s termination by the Company without “cause” (as defined in the Hamill Employment Agreement) or by Ms. Hamill for “good reason” (as defined in the Hamill Employment Agreement) within two years after the occurrence of a Change in Control (as defined in the Hamill Employment Agreement).

(5)	Represents the value of accelerated vesting of restricted stock units and in-the-money stock options. Such payment is attributable to the double-trigger arrangement described in footnote (4) above.

(6)

Represents an estimate of the cost of COBRA coverage for 12 months at a coverage level Ms. Hamill (and her dependents) had immediately before the date of termination. Such payment is attributable to the double-trigger arrangement described in footnote four above.

(7)	Mr. Hamilton is not party to an employment agreement with the Company. As a result, Mr. Hamilton will not receive any compensation in connection with the proposed Transactions.

Board of Directors of the Company Following the Nexus Investment

If the Nexus Investment is consummated, pursuant to the Investment Agreement, the Company is obligated to cause (i) four Nexus Designees to be appointed to the Board, with each Nexus Designee to the Board (with Grant LaMontagne remaining a director of the Company and being deemed the fifth Nexus Designee as of the closing) and (iii) the total number of directors on the Board to be fixed at nine and a number of directors will resign such that the total number of directors on the Board is nine. Thereafter, the number of Nexus Designees will adjust proportionately to Nexus’s ownership thresholds, subject to applicable law and stock exchange rules. Subject to applicable law, Nexus will have the right to remove, with or without cause, any Nexus Designee at any time upon two business days’ notice

Following the closing of the Transactions, it is anticipated that the following existing directors will serve on the Board: Messrs. Graves, Hamilton, LaMontagne, Vieth and Ms. Naylor, with Mr. LaMontagne being considered a Nexus Designee. Nexus has advised the Company that it has not identified the four initial Nexus Designees as of the date of this Proxy Statement. When such information becomes available, the Company intends to supplement this Proxy Statement with the names of the remaining Nexus Designees and their respective biographical information.

Management of the Company Following the Transactions

The table below sets forth the anticipated names and titles of the Company’s executive officers following the closing of the Transactions:

Name	Title
Jason Vieth	President, Chief Executive Officer and Director
Anya Hamill	Chief Financial Officer
Laird Hamilton	Co-Founder, Chief Innovator, and Director

Appraisal Rights

Appraisal rights are not available to our stockholders in connection with the Transactions.

Accounting Treatment

The Navitas Acquisition will be accounted for as a business combination using the acquisition method with the Company as the accounting acquirer in accordance with Accounting Standards Codification (“ASC”) Topic 805, Business Combinations (“ASC 805”). In accordance with ASC 805, the aggregate purchase consideration, the assets acquired, and the liabilities assumed are recorded based upon their estimated fair values at the date of completion of the Navitas Acquisition. Any differences between the estimated fair value of the consideration transferred and the estimated fair value of the assets acquired and liabilities assumed will be recorded as goodwill.

Effect of Proposal on Current Stockholders

If the Stock Issuance Proposal is approved, up to 110,000 shares of Preferred Stock may be issued in connection with the Nexus Investment (including the issuance of the Additional Shares and subject to the terms, conditions and limitations set forth in the Investment Agreement). The issuance of the Preferred Stock will result in our stockholders holding a smaller ownership interest in the Company.

Post-Acquisition Corporate Matters

The shares of our common stock will continue to be listed on The NYSE American.

Vote Required

The Stock Issuance Proposal (and consequently, the Navitas Acquisition and the transactions contemplated in connection therewith) requires the affirmative vote, in person or by proxy, of a majority of the votes cast. Abstentions will have no effect on the Stock Issuance Proposal. Because all of the proposals currently expected to be voted on at the Special Meeting are non-routine matters, we do not expect there to be any broker non-votes at the Special Meeting.

Board Recommendation

The Board of Directors recommends that you vote “FOR” the Stock Issuance Proposal.

INFORMATION ABOUT THE COMPANY

Overview

Laird Superfood creates clean, functional, and sustainability-conscious products, many of which incorporate adaptogens, which may be beneficial in reducing stress, improving energy levels, enhancing mental performance, mood regulation, and immune system support. Our primary products include: (i) coffee creamers, (ii) hydration and beverage enhancing products, (iii) harvest snacks and other food items, and (iv) coffee, tea, and hot chocolate products. Laird Superfood’s long-term goal is to build the first scale-level and widely recognized brand that authentically focuses on natural ingredients, nutritional density, and functionality.

Market Opportunity

Consumer preferences within the evolving food and beverage industry continue to shift away from processed and sugar-laden food and beverage products, as well as those containing significant amounts of ultra-processed and artificial ingredients. We strive to create products that are amongst the cleanest, most minimally processed in the industry, and we intend to lead by example as the tides continue to shift in our direction.

We participate in what the United States (“U.S.”) Census Bureau estimates to be an $730 billion grocery market as of 2024. Laird Superfood is specifically focused on the U.S. Natural, Organic, and Functional Food and Beverages and Supplement sub-segment, which accounted for approximately $270 billion of that market in 2024 and is expected to grow to $300 billion by the end of 2025.

Additionally, per Grandview Research, the North American Functional Mushroom Supplement Market was valued at $540 million in 2023 and projected to grow at a 15% compound annual growth rate (“CAGR”) between 2024 and 2030. Functional mushrooms are a key ingredient in the Laird Superfood portfolio as we strive to bring their potential benefits to food.

Our Competitive Strengths

We believe the following strengths differentiate Laird Superfood and create long-term, sustainable advantages:

An Emerging Platform Within the Rapidly Expanding Plant-Based Natural Foods Industry

Long-term opportunities lie in building Laird Superfood into a unique platform within the natural foods industry, which is currently dominated by single-product companies. The core tenets of this platform approach are strengthening our authentic and trusted brand name, growing our expansive omnichannel distribution strategy, optimizing our business model to maximize profit margins, and the introduction of new products that align with our core ethos. We believe our platform provides opportunities for continual expansion of our total addressable market (“TAM”) to allow long-duration growth, sustained differentiation of our brand, product diversification and leveraging our core strengths and operating costs to increase profit margins.

Omnichannel Distribution Strategy

Our omnichannel distribution strategy has two key components: e-commerce and wholesale. In the aggregate, this omnichannel strategy provides us with a diverse set of customers and wholesale partners, leading to a larger TAM opportunity than is normally available to products available primarily in grocery stores, along with an opportunity to develop a direct relationship with our customers at lairdsuperfood.com and pickybars.com. We believe that, along with a trusted brand name, extensive proprietary distribution is a critical long-term and sustainable barrier to entry in the food industry.

Our Growth Strategy

Our primary growth strategies are as follows:

Open-Ended and Long Duration Growth in the U.S. Grocery Market

The U.S. grocery market is one of the largest retail markets in the world. Laird Superfood’s strategy is to maximize penetration of this opportunity through a variety of avenues, including growing brand trust and recognition, significantly expanding our retail distribution footprint, driving shelf velocity through an acceleration of online and offline advertising and introducing new products to expand our store footprint.

Exposure to Functional and Natural Foods Portions of Grocery Market

Within the grocery category, there is an ongoing shift from highly processed conventional brands that demonstrate little nutritional benefit, to natural, nutrient-dense, functional, and cleaner alternatives. We expect the shift in consumer tastes driving the growth of natural and plant-based alternatives will continue throughout the foreseeable future as consumers become better educated on nutrition and focus on their own health and wellness, that of their families, and the environment. An increasing number of natural and plant-based products are moving beyond the natural and specialty stores and into conventional grocery stores. The continuation of these trends should benefit Laird Superfood as we seek to penetrate the overall grocery market.

Repeat and Recurring Revenues

Because the consumption of coffee, creamers, greens, and hydration products is a “Daily Ritual” for many consumers, there is a natural and frequent repeat usage of Laird Superfood products among large portions of our customer base. For this reason, Laird Superfood has historically experienced a meaningful base of recurring revenues due to repeat orders by its consumers and wholesale partners. Growing this base of recurring revenues is a strong focus of Laird Superfood as it evaluates new product development opportunities and marketing strategies.

Continued Expansion of Distribution Footprint

Currently, our products are marketed and sold through a diverse set of e-commerce and wholesale channels, including grocery chains, club stores, specialty and natural food outlets, lairdsuperfood.com, pickybars.com, and Amazon.com (“Amazon”). Maximizing potential distribution in stores and attracting new consumers online will be key growth drivers for Laird Superfood. A large opportunity also exists in out-of-home venues, including hotels, airports, universities, among others, and we are accelerating the pursuit of distribution in these incremental outlets. Our goal is to make our products available wherever our customers choose to shop.

New Product Development

We are focused on creating products that conform to our uncompromising brand ethos of great taste, high-quality ingredients, nutritional density, and functionality. Additional criteria for new product development include the potential for broad commercial acceptance, size of market opportunity, regulatory compliance issues, availability and cost of raw materials, shelf-life and expected usage patterns by potential customers. Broadening our product line will also serve to diversify our revenue base and reduce exposure to potential competitive intensity in any one category.

Targeting Top-Tier Food Industry Gross Margins

Strong gross margins will provide Laird Superfood with a sustainable competitive advantage, as these gross profit dollars can be used to invest in growth initiatives to further differentiate our brand and expand our revenue opportunity as we move toward profitability.

Focus on Environmental, Social and Governance (“ESG”) Best Practices

Laird Superfood’s founders strongly believe we should seek to drive value for all relevant stakeholders, including customers, employees, community, shareholders, and the broader environment. This philosophy of “Ohana” is particularly important to our founders, Laird Hamilton and Gabrielle Reece, and permeates through our culture. Laird Superfood is conscientious in its sourcing of raw materials, the carbon-benefits of facilitating plant-based alternatives, the impact of our operations on the environment and our community and providing products that discourage the culture of single-use plastics.

Our Products

Our goal is to bring our clean, functional, and sustainability-conscious products into our customers’ “Daily Ritual,” formulated with the goal of providing sustained energy and nutrition throughout the day. As part of our focus on these goals, our primary products include: (i) coffee creamers, (ii) hydration and beverage enhancing products, (iii) harvest snacks and other food items, and (iv) functional coffee, tea, and hot chocolate products.

Our creamers include sales of powdered and liquid coffee creamers. Our hydration and beverage enhancing products include sales of “Hydrate” coconut waters and our supplement lines. Harvest snacks and other food items primarily include protein and energy bars, oatmeal, and granola. In the third quarter of 2025, we decided that we will be discontinuing the Picky Bars brand in the second quarter of 2026, in order to re-deploy our monetary and human capital into growing the Laird Superfood brand. Coffee, tea, and hot chocolate products include traditional and functional mushroom-ground and whole-bean coffee, hot chocolate with functional mushrooms, and our instant latte line of just-add-water coffee and tea products. Other products include primarily coffee tools and other miscellaneous branded goods.

We view our primary competition as the legacy products, which are typically refined-sugar laden, highly processed, and have indecipherable ingredient lists. We believe that consumers want more transparency and understanding of what they are putting in their bodies and are seeking cleaner alternatives. We are driving those trends through a trusted, authentic brand platform.

Our gross sales by product category for the nine months ended September 30, 2025 and 2024 are reflected below:

	Nine Months Ended September 30,
	2025		2024
	$	% of Total	$	% of Total
Coffee creamers	$21,214,128	58%	$16,540,456	52%
Coffee, tea, and hot chocolate products	10,856,733	30%	7,977,157	25%
Hydration and beverage enhancing products	5,521,567	15%	6,855,274	22%
Snacks and other food items	4,219,833	12%	4,546,448	14%
Other	154,824	-%	289,261	1%
Gross sales	41,967,085	115%	36,208,596	114%
Shipping income	381,517	1%	373,832	1%
Discounts and promotional activity	(5,807,939)	(16)%	(4,893,490)	(15)%
Sales, net	$36,540,663	100%	$31,688,938	100%

Our gross sales by product category for the years ended December 31, 2024 and 2023 are reflected below:

	Year Ended December 31,
	2024		2023
	$	% of Total	$	% of Total
Coffee creamers	$23,088,363	53%	$20,425,029	60%
Coffee, tea, and hot chocolate products	11,184,525	26%	7,968,956	23%
Hydration and beverage enhancing products	9,207,964	21%	5,320,039	16%
Harvest snacks and other food items	6,215,989	14%	6,883,980	20%
Other	172,788	0%	435,388	1%
Gross sales	49,869,629	114%	41,033,392	120%
Shipping income	506,732	1%	899,921	3%
Discounts and promotional activity	(7,081,224)	(15)%	(7,709,115)	(23)%
Sales, net	$43,295,137	100%	$34,224,198	100%

Coffee Creamers

Laird Superfood sells powdered and liquid coffee creamers. We expect to continue expanding our coffee creamer selection with additional flavors, functional ingredients, and formulations based on consumer preferences and demand. Such products historically experienced repeat usage and customer lifetime value characteristics.

We believe our creamers are differentiated from competing products due to their superior taste profile, our rigorous ingredient standards, our focus on whole ingredients, and a differentiated energy profile due to the inclusion of plant-based fats and mushrooms, where applicable. In addition to being coffee additives, our powdered creamers are used by consumers in a variety of different applications, such as smoothies and baked goods. Our liquid creamers utilize functional mushroom extracts, and our powdered creamers have the additional appeal of shelf stability and provide our customers with on-the-go convenience.

Research and Markets estimated that the U.S. creamer market was $27 billion in 2024 and expects it to grow at a 3.8% CAGR through 2029. This market includes products offered by Danone SA, TreeHouse Foods Inc., Nestle SA, and Dean Foods Co, among others.

Powdered Coffee Creamers

Laird Superfood’s coffee creamers originated in powdered form for convenience, sustainability, and to maximize nutritional benefits. Our powdered coffee creamers typically have 18 to 24-month shelf lives. Powdered coffee creamers have historically represented a smaller, lower-price-point segment of the coffee creamer market with a focus purely on convenience and price. We believe that the great taste and recognizable ingredients of our powdered coffee creamers, and utilization of functional ingredients such as mushrooms that support the body and mind, are expanding the segment and attracting new consumers.

Liquid Coffee Creamers

Our liquid coffee creamers were developed internally based on naturally sourced, delicious, and functional ingredients. Liquid creamers provide the added benefits of being on the perimeter refrigerated shelf space and a lower price point per unit than key competing products. While consumers have historically had more options for liquid coffee creamer, clean innovation in the market has been limited due to differences in base, flavor, and sugar levels. In our view, Laird Superfood is leading the way in bringing functional ingredients, such as functional mushrooms, to the product set.

Coffee, Tea, and Hot Chocolate Products

Instant Latte and Hot Chocolate with Functional Mushrooms

Laird Superfood sells high-quality instant beverage products that are pre-mixed with our superfood creamer and functional mushrooms, in just-add-hot-water lines of Instant Latte and Hot Chocolate products. These products compete with other just-add-water lines of instant coffee products and hot chocolate. Demand for Instant Latte continues to grow as younger consumers look for convenience and recognize that instant coffee can also equal a quality experience. Because our Hot Chocolate with Functional Mushrooms are made with coconut sugar rather than more highly refined sugars and include functional mushrooms, we believe our hot chocolate products are highly differentiated from conventional hot chocolate brands. The annual revenues generated in 2024 from the U.S. instant coffee and hot chocolate markets were approximately $1.9 billion and $1.8 billion, respectively, according to Statista.

Whole Bean, and Functional Ground and K-Cup Coffees

Our line of high-quality Peruvian organic roasts includes both traditional and functional mushroom coffee blends, which incorporate functional mushroom extracts, superfoods, and other botanical adaptogens. We believe that these products have intuitive and natural synergies for many consumers of our superfood creamer products, and the convenience of combined ordering on our e-commerce platform. Available in whole, ground, and k-cup options, Laird Superfood coffees can complement any consumer routine. Our coffees are a hand-picked, high altitude, and shade-grown variety selected for their low acidity. The caffeine from our coffee, combined with the naturally derived MCTs in our creamers, has been reported to provide sustained energy that many consumers seek.

Hydration and Beverage Enhancing Products

Beverage Enhancing Products

Our beverage enhancing product line includes Prebiotic Daily Greens, Antioxidant Daily Reds, Performance Mushrooms, Morning Jumpstart, and Sleep and Recover. Our beverage enhancing products are plant-based, minimally processed, and contain recognizable ingredients.

Prebiotic Daily Greens and Antioxidant Daily Reds were carefully designed to fill nutrient gaps that many Americans face. These products are differentiated from the large group of competitors due to their short ingredient lists, focus on whole foods that the body recognizes, superior taste, and value. Business Market Insights sized the U.S. greens powder market at $95 million in 2023.

Morning Jumpstart competes largely as an alternative to single-serve cold-pressed juices, which frequently focus on similar ingredients (lemon cayenne mixes, and superfood greens mixes), and certain other powdered beverages. Unlike many competing products, Morning Jumpstart is unique due to the lack of added sweeteners and its convenient powdered form.

Performance Mushrooms compete in the natural supplement market, which is highly fragmented with several peer companies. Mushroom-based products continue to increase in popularity, and consumers are becoming more knowledgeable on the numerous benefits that they offer. Performance Mushrooms stand apart due to the ingredients being simple, and the fact that its organic mushroom powders, which are grown and manufactured in the U.S., are composed of a blend of varieties that Laird Hamilton specifically chose to fuel his body.

Hydrate

Hydrate, our line of powdered coconut water drink mixes, includes a limited number of ingredients, no artificial sweeteners, chemicals, or colors that are prevalent in most competing sports drinks, and a lower cost per serving than traditional single use packaged sports drinks, electrolyte, and coconut waters. Hydrate’s environmentally friendly powdered form also avoids single use bottles and requires less fuel than the amount required to transport liquids. Hydrate primarily competes against hydration enhancing sports drinks and other powdered electrolyte mixes. The dominant competitors in the sports drink market, which Mordor Intelligence sized at $12.6 billion in 2024, are Gatorade, owned by PepsiCo, and PowerAde, owned by The Coca-Cola Company. Hydrate also competes within the North American coconut water market, which Grandview Research sized at $1.1 billion in 2024, and which is highly fragmented relative to the sports drink market.

Harvest Snacks and Other Food Items

Bars, oatmeal, and other better-for-you foods

Our Picky Bars, Laird Superfood Protein Bars, and Picky Bars Nut Butter Bars seek to provide cleaner alternatives to the $8.9 billion U.S. snack bar market, which is expected to grow to $9.6 billion by 2029, per Mintel. Our Performance Granola and Performance Oatmeal products compete with top brands such as Bob’s Red Mill, Kellogg, and General Mills, in the $36.5 billion global cereal market, which is expected to grow at a 3.7% CAGR through 2030, per Grand View Research. In the third quarter of 2025, we decided that we will be discontinuing the Picky Bars brand in the second quarter of 2026, in order to re-deploy our monetary and human capital into growing the Laird Superfood brand.

Distribution Channels

We generate revenue through two channels: e-commerce and wholesale. Our net sales by distribution channel are reflected below:

	Nine Months Ended September 30,
	2025		2024
	$	% of Total	$	% of Total
E-commerce	$18,573,820	51%	$18,854,020	59%
Wholesale	17,966,843	49%	12,834,918	41%
Sales, net	$36,540,663	100%	$31,688,938	100%

	Year Ended December 31,
	2024		2023
	$	% of Total	$	% of Total
E-commerce	$25,642,366	59%	$19,443,885	57%
Wholesale	17,652,771	41%	14,780,313	43%
Sales, net	$43,295,137	100%	$34,224,198	100%

During each of the years ended December 31, 2024 and 2023 and the nine months ended September 30, 2025 and 2024, the majority of our business was conducted through our e-commerce channel, although we expect sales from the wholesale channel to increase as a percentage of our total business as we continue to expand our presence in physical retail stores and our retail distribution and product assortment grows. We have multiple years of cohort data on all customers that have ordered through our direct website and have conducted custom segmentation research. We view this data as indicative of expected customer usage patterns across all channels on the basis of historic trend analysis.

E-commerce

Our e-commerce channel consists of (i) our Direct-to-consumer (“DTC”) business, which includes sales through lairdsuperfood.com and pickybars.com, and (ii) Amazon.

Lairdsuperfood.com carries our full portfolio of products with the exception of our liquid coffee creamers. It is a place where we can trial new products and gather valuable consumer feedback before we expand into wholesale distribution. Our website also serves as an educational hub where consumers learn about wellness, nutrition, and product benefits through expert content from founders Laird Hamilton and Gabby Reece, ingredient transparency, and customer FAQs. The online platform prioritizes our subscription service, which incentivizes our consumers to consistently use our products as part of their “Daily Ritual.” Pickybars.com features our complete Picky Bar collection alongside select Laird Superfood products.

On Amazon, we utilize the fulfilled by Amazon (“FBA”) distribution processes, wherein we send products to Amazon, and Amazon fulfills orders placed through its online marketplace from its fulfillment centers. Amazon charges us fulfillment fees for this service and may charge storage fees for certain inventory. We sell a number of our top selling SKUs on Amazon, including our powdered coffee creamers, functional coffees, and Performance Mushrooms.

Subscriptions play an important role in driving retention rates for our DTC business at lairdsuperfood.com and pickybars.com. In addition to subscriptions, our DTC business has a high percentage of repeat users. Over 88% of DTC net sales came from either subscribers or repeat users in both the nine months ended September 30, 2025 and 2024.

Additionally, in the years ended December 31, 2024 and 2023, subscriptions made up 52% and 55% of our DTC net sales, respectively. Over 80% of DTC net sales came from either subscribers or repeat users in both 2024 and 2023. Subscriptions on Amazon reached 21% and 19% of sales in that channel in 2024 and 2023, respectively. We expect this trend to continue growing. These dynamics create meaningful recurring revenues and the combination of repeat usage, order frequency and retention rates inform our views on strategic marketing spend and customer unit economics.

We expect this trend to continue growing. These dynamics create meaningful recurring revenues, and the combination of repeat usage, order frequency and retention rates inform our views on strategic marketing spend and customer unit economics.

Wholesale

Laird Superfood products are sold through a diverse set of retail stores, including conventional, natural, and specialty grocery, club, and food service outlets. For the nine months ended September 30, 2025, the wholesale channel made up 49% of our net sales compared to 41% for the nine months ended September 30, 2024. For the year ended December 31, 2024, the wholesale channel made up 41% of our net sales compared to 43% for the nine months ended December 31, 2023.

We expect that, over time, our wholesale channel will overtake our e-commerce channel as a percentage of net sales, as we continue to execute our strategy to expand our retail distribution footprint. As our business continues to shift toward wholesale, quarter-to-quarter variability may increase due to the timing of larger orders from key customers, however, long-term, we remain confident in the underlying demand trends in this channel.

Supply Chain

We source our raw materials from a variety of suppliers located both inside and outside the United States. We purchased a substantial portion of our products from two suppliers in the nine months ended September 30, 2025. There are multiple sources of roasted coffee products, coconut milk powder, and coconut water powder available, and we believe that we would be able to find suitable replacements for these suppliers on substantially similar terms. Raw materials are shipped to third-party production facilities (“co-manufacturer”) where they are stored until used in production. These raw materials are then mixed and packaged into finished goods. Finished goods are then warehoused and shipped to both retail and wholesale customers, as well as to distributors across the country.

Laird Superfood has a supplier code of conduct for the ethical sourcing of raw materials from within and outside the United States, which we provide to suppliers as part of the supplier-onboarding process.

Regulation

We are subject to a wide range of governmental regulations and policies. We are required to comply with the regulations and policies promulgated by the Environmental Protection Agency (“EPA”), the United States Department of Agriculture (the “USDA”), the Food and Drug Administration (“FDA”), the Federal Trade Commission (“FTC”), the Equal Employment Opportunity Commission (“EEOC”), the United States Department of Health and Human Services (“HHS”), the United States Department of Labor (“DOL”), and the Occupational Safety and Health Administration (“OSHA”), among others, in addition to corresponding state, and local agencies. In addition, the Federal Trade Commission (“FTC”) monitors claims made by companies, particularly with celebrity spokespeople, including health claims about products. Our importers, packers, distributors, and suppliers are also subject to various laws and regulations relating to, among others, food safety, environmental protection, and worker health and safety matters.

USDA National Organic Program and Similar Regulations

We are involved in the sourcing, manufacturing, supplying, processing, marketing, selling and distribution of organic food products and, as such, are subject to certain organic certification and quality assurance standards. The Organic Foods Production Act of 1990 (the “OFPA”) mandates that the USDA develop national standards for organically produced agricultural products to assure consumers that those products marketed as organic meet consistent, uniform standards. USDA has implemented the Organic Food Production Act through the Natural Organic Program (“NOP”) regulations, which were recently updated and strengthened through the USDA’s Strengthening Organic Enforcement rule. We currently manufacture and distribute a number of organic products that are subject to the standards set forth in the OFPA and the NOP regulations. Our organic products are certified organic by a USDA-accredited certifying agent, and we believe that we are in material compliance with the organic regulations applicable to our business.

Additionally, our organic products may be subject to various state regulations. Many states have adopted their own organic programs making the state agency responsible for enforcing USDA regulations for organic operations. However, state organic programs may also add more restrictive requirements due to specific environmental conditions or the necessity of production and handling practices in the state.

Food-Related Regulations

As a manufacturer and distributor of food products and dietary supplements, we are also subject to a number of federal, state, and local food-related regulations, including, but not limited to, the Federal Food, Drug and Cosmetic Act of 1938, as amended (the “FDCA”) and extensive regulations promulgated thereunder by the FDA. This comprehensive regulatory framework governs the manufacture (including composition and ingredients), labeling, packaging and safety of foods, beverages, and dietary supplements in the U.S. Among other matters, the FDA:

●

Requires the registration of facilities that process, pack, and hold food (including dietary supplements) and regulates manufacturing practices for foods through its current good manufacturing practices, preventative controls regulations, and other regulations impacting food manufacturing;

●	Regulates the use of specific direct and indirect food additives, other ingredients, and ingredient safety; and

●	Prescribes the format and content of certain information required to appear on food and dietary supplement product labels.

Some of the key food safety and food labeling regulations in the U.S. are discussed in the following sections. We are subject to the Food Safety Modernization Act of 2011 (“FSMA”), which, among other things, amended the FDCA to require FDA-regulated food facilities to develop and implement a written food safety plan including a hazard analysis and preventative controls program to minimize or prevent food safety hazards (“HACCP” plans). The FDA also enforces the Public Health Service Act (the “PHSA”) and regulations issued thereunder, which authorizes regulatory activity necessary to prevent the introduction, transmission, or spread of communicable diseases. We are subject to numerous other federal, state, and local regulations involving such matters as the licensing and registration of manufacturing facilities, enforcement by government health agencies of standards for our products, inspection of our facilities and regulation of our trade practices in connection with the sale of food products and dietary supplements.

Food Safety Regulations

FSMA enabled the FDA to better protect public health by strengthening the food safety system through several new foundational regulations. The law provided the FDA with new enforcement authorities and tools designed to achieve higher rates of compliance with prevention- and risk-based food safety standards and to better respond to and contain problems when they do occur.

We believe that we are in material compliance with the currently effective regulations promulgated by the FDA to implement FSMA to the extent that such regulations are applicable to our business. We have developed a program that we believe is in compliance with this regulation.

The FDA’s Foreign Supplier Verification Program requires that the United States owner or consignee of imported food take steps to verify that the foreign supplier of imported food is manufacturing the food in accordance with FDA requirements, that the importer understand what hazards the foreign supplier is controlling and how those hazards are controlled, and that this oversight program is documented. The regulation is being implemented using a tiered series of compliance dates based on the size of the U.S. importer and the foreign supplier. We have developed a program that we believe is in compliance with this regulation.

We are also subject to numerous other federal, state, and local regulations involving such matters as the licensing and registration of manufacturing facilities, food safety systems, sanitary transportation of food products, record keeping, enforcement by government health agencies of standards for our products, inspection of our facilities and regulation of our trade practices in connection with the sale of food products.

Dietary Supplement Regulations

In addition to our conventional food products, we operate in the dietary supplement industry and label, distribute and market our dietary supplement products. The dietary supplement industry is fast paced, highly fragmented, and intensely competitive. It includes companies that manufacture and distribute products that are intended to support the body’s performance and well-being. Dietary supplements include vitamins, minerals, other supplements, herbs, botanicals, and compounds derived therefrom.

The FDA regulates the formulation, manufacturing, packaging, storage, labeling, promotion, distribution, and sale of dietary supplements. In January 2000, the FDA issued a final rule called “Statements Made for Dietary Supplements Concerning the Effect of the Product on the Structure or Function of the Body.” In the rule and its preamble, the FDA distinguished between permitted claims under the FDCA relating to the effect of dietary supplements on the structure or functions of the body, and impermissible direct or implied claims of the effect of dietary supplements on any disease. In June 2007, the FDA issued a rule, as authorized under the FDCA, that defined current Good Manufacturing Practices in the manufacture and holding of dietary supplements. Effective January 1, 2006, legislation required specific disclosures in labeling where a food, including a dietary supplement, contains an ingredient derived from any of eight named allergens. Legislation passed at the end of 2006 now requires us to report to the FDA any reports of “serious adverse events” associated with the use of a dietary supplement or an over-the-counter drug that is not covered by new drug approval reporting. The FDA created the Office of Dietary Supplements (“ODSP”) on December 21, 2015, which elevated the FDA’s program from its previous status as a division under the Office of Nutrition and Dietary Supplements. However, FDA underwent a reorganization on October 1, 2024, resulting in ODSP now reporting to the Office of Food Chemical Safety, Dietary Supplements, and Innovation (“OFCSDSI”).

The Dietary Supplement Health and Education Act of 1994, referred to as DSHEA, revised the provisions of the FDCA concerning the composition and labeling of dietary supplements and statutorily created a new class entitled “dietary supplements.” Dietary supplements include vitamins, minerals, herbs, amino acids, and other dietary substances used to supplement diets. Some of our products are considered dietary supplements as outlined in the FDCA, which requires us to maintain evidence that a dietary supplement is reasonably safe. A manufacturer of dietary supplements may make statements concerning the effect of a supplement or a dietary ingredient on the structure or any function of the body, in accordance with the regulations described above. As a result, we make such statements with respect to our products. In some cases, such statements must be accompanied by a statutory statement that the claim has not been evaluated by the FDA and that the product is not intended to treat, cure, mitigate, or prevent any disease, and the FDA must be notified of such claim within 30 days of first use.

Food and Dietary Supplement Labeling Regulations

We are subject to various labelling requirements with respect to our products at the federal, state, and local levels. At the federal level, the FDA has authority to review product labels and, increasingly, website and social media content. The FTC has the primary authority to regulate advertising materials, including online and television advertisements, to determine if advertising materials are misleading. The Company is subject to certain requirements relating to food and dietary supplement labeling under the FDCA and corresponding FDA regulations as well as corresponding state laws and regulations. Labeling for our products must also comply with the Bioengineered Food Disclosure Standard and NOP standards required by the USDA.

The FDA requires that all food products be labeled to disclose the net contents, the identity of commodity, nutrition information, and the name and place of business of the product’s manufacturer, packer, or distributor. Both the FDA and FTC also require that any claim on the product be truthful and not misleading. The FDA also has detailed regulations and requirements governing various types of claims about products’ nutritional value and wellness benefits, such as a nutrient content claims, health claims, and structure-function claims. Claims falling under these regulations must be phrased in specific ways to avoid misrepresenting the food. We believe we are in compliance with applicable FDA and FTC claims regulations.

Other state and local statutes and regulations may impose additional food labeling requirements. For instance, the California Safe Drinking Water and Toxic Enforcement Act of 1986 (commonly known as Proposition 65) requires, with a few exceptions, that a specific warning appear on any consumer product sold in California that contains a substance, above certain levels, listed by that state as having been found to cause cancer or birth defects. This law exposes all food and beverage producers to the possibility of having to provide warnings on their products.

We believe that we are in material compliance with existing food-related regulations applicable to our business. It is possible, although we believe unlikely, that the cost of our continued compliance with existing and future food-related regulations could have a material effect on our capital expenditures, earnings, cash flows, or competitive position in the foreseeable future, due to increased regulatory changes and uncertainty associated with the most recent presidential administration.

If we fail to comply with these or other laws and regulations enforced by the FDA, FTC, or USDA, we may be subject to various administrative, civil, or even criminal penalties that could adversely affect our business and its operations.

Consumer Protection Regulations

The FTC has the authority to regulate traditional and digital advertising for most types of consumer products, including our product offerings. The FTC has interpreted the Federal Trade Commission Act (the “FTC Act”) to prohibit unfair or deceptive acts or practices in commerce and oversees express and implied claims in advertising as well as certain promotional activities such as the use of social media influencers by advertising companies.

Our marketing, advertising, and promotional activities for our consumer products must adhere to the FTC Act’s requirement for truthful, non-misleading and adequately substantiated claims. If our advertising does not comply with FTC and similar state requirements, we could become subject to an investigation by the FTC or a consent decree, which could have a material adverse impact on our business and reputation.

In addition, we are subject to various state and local consumer protection laws, including laws that allow for private class action litigation challenges to the labeling, marketing, and advertising of foods as well as state laws regulating food packaging materials and composition.

We believe that we are in material compliance with existing consumer protection regulations applicable to our business but note that compliance does not preclude all risk of consumer litigation. We do not expect the cost of our continued compliance with existing consumer protection regulations to have a material effect on our capital expenditures, earnings, cash flows or competitive position in the foreseeable future.

Intellectual Property

We have the right to the following material trademarks: Laird Superfood, Superfood Creamer, Picky Bars, and Picky Bars Drizzle in the United States, and Laird Superfood in several international jurisdictions, including the European Union.

Human Capital Resources

Laird Superfood is guided by a strong vision, mission, and values set. As of September 30, 2025, we had 26 full-time employees and two part-time employees, none of whom are represented by labor unions or covered by collective bargaining agreements.

The Company manages the full employee life cycle, from talent acquisition to career development and succession planning, aiming to maintain a highly engaged and productive workforce. We recruit top talent directly and through external firms in addition to our partnerships with colleges and universities.

A robust onboarding process ensures all employees understand the Company’s history, vision, mission, values, and goals. Communication is emphasized through monthly town hall meetings, departmental updates, and regular one-on-one meetings.

An annual talent review identifies top performers and high-potential employees, informing development activities. Laird Superfood supports internal growth and offers external leadership development opportunities, as well as internal training on key competencies. Regular talent reviews are crucial for meeting future business needs.

With the goal of retaining top talent and ensuring equitable pay practices, we offer competitive salaries and benefits including employer paid medical and vision insurance, dental insurance, life and short-term disability insurance, paid time off, and a retirement savings plan with an employer safe harbor contribution, and participation in our equity incentive program.

We believe diversity and inclusion enable the Company to benefit from multiple points of view and broad thinking innovation. Diversity and inclusion better position us to understand our customers’ needs and to ultimately succeed in our vision of providing better food for a better world. Our workforce is likewise gender diverse. We continue to seek opportunities for building an inclusive culture that encourages, supports, and celebrates the diverse voices of our world.

Corporate Information

We were originally formed in 2015 and are currently incorporated under the laws of the State of Nevada. Our principal executive offices are located at 5303 Spine Road, Suite 204, Boulder, Colorado, 80301. Our websites are www.lairdsuperfood.com and www.pickybars.com. We make available on or through www.lairdsuperfood.com certain reports and amendments to those reports that we file with or furnish to the SEC in accordance with the Exchange Act. These include our annual reports on Form 10-K, our quarterly reports on Form 10-Q, and our current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act. We make this information available on or through our website free of charge as soon as reasonably practicable after we electronically file the information with, or furnish it to, the SEC. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding our filings, at www.sec.gov. We have included our website address in this Proxy Statement as an inactive textual reference only. Information contained on, or that can be accessed through, our websites is not part of this Proxy Statement. You should not rely on any information contained or included on our website in making your decision whether to purchase our common stock.

Properties

We currently do not own any real property. We sublease our corporate headquarters at 5303 Spine Road, Suite 204, Boulder, Colorado, 80301. The term of the lease extends through July 1, 2027. We believe our leased space is adequate for our current needs and that suitable additional or substitute space would be available if needed.

Legal Proceedings

From time to time, we may be involved in claims and legal actions that arise in the ordinary course of business. To our knowledge, there are no material pending legal proceedings to which we are a party or of which our property is the subject.

Market Information

Our common stock is traded on the NYSE American Market under the symbol “LSF.” The closing price of our common stock as reported by the NYSE American Market on January 28, 2026, was $3.30.

Holders

As of January 28, 2026, there were 35 holders of record of our common stock. This number does not include beneficial owners whose shares are held by nominees in street name.

Dividend Policy

We currently intend to retain all available funds and any future earnings, if any, to fund the growth and development of our business, and therefore we do not anticipate declaring or paying any cash dividends on our common stock in the foreseeable future. Any future determination as to the declaration and payment of dividends, if any, will be at the discretion of our Board, subject to compliance with contractual restrictions and covenants in the agreements governing our current and future indebtedness. Any such determination will also depend upon our business prospects, results of operations, financial condition, cash requirements and availability and other factors that our Board may deem relevant.

Recent Sales of Unregistered Securities

There were no sales of unregistered securities during the year ended December 31, 2025 that were not previously reported on a Quarterly Report on Form 10-Q or a Current Report on Form 8-K.

Issuer Purchases of Equity Securities

We did not repurchase any of our equity securities during the fourth quarter of the fiscal year ended December 31, 2025.

COMPANY’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis of the financial condition and results of operations of Laird Superfood, Inc. (together with its wholly owned subsidiary on a consolidated basis, the “Company,” “Laird Superfood,” “our,” “us,” or “we”) is a supplement to and should be read in conjunction with the unaudited consolidated condensed financial statements as of and for the nine months ended September 30, 2025 and 2024 and the related notes thereto, and the consolidated financial statements as of and for the fiscal year ended December 31, 2024 and 2023 and the related notes thereto, included elsewhere in this Proxy Statement. This discussion contains forward-looking statements that involve risks and uncertainties. Our actual results could differ materially from those discussed below. Factors that could cause or contribute to such differences include, but are not limited to, those identified below and those discussed in the section titled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” included elsewhere in this Proxy Statement.

Overview

Laird Superfood creates clean, minimally processed, functional foods, many of which incorporate adaptogens, which may be beneficial in reducing stress, improving energy levels, enhancing mental performance, mood regulation, and immune system support. Our primary products include (i) coffee creamers, (ii) hydration and beverage enhancing products, (iii) snacks and other food items, and (iv) coffee, tea, and hot chocolate products. Consumer preferences within the evolving food and beverage industry are shifting away from sugar-laden food and beverage products, as well as those containing highly processed and artificial ingredients. Our long-term goal is to build and scale a widely recognized brand that authentically focuses on recognizable ingredients, nutritional density, and functionality, which we believe will allow us to maximize penetration of a multi-billion-dollar opportunity in the grocery market. We generate revenue through two channels: e-commerce and wholesale.

Financial Highlights

Our e-commerce channel consists of (i) our Direct-to-consumer (“DTC”) business, which includes sales through lairdsuperfood.com and pickybars.com, and (ii) Amazon.com. Lairdsuperfood.com and pickybars.com offer an authentic brand experience for our consumers that drive engagement through educational content. These platforms also provide us with direct consumer feedback for future product development. We view our proprietary database of customers ordering directly from our website as a strategic asset, as it enhances our ability to develop long-term relationships with these customers. We believe the content on our websites allows Laird Superfood to educate our consumers on the benefits of our products and ingredients, while providing a positive customer experience. We believe this experience leads to higher retention rates among repeat customers and subscribers, as evidenced by the fact that repeat customers and subscribers accounted for approximately 88% of DTC sales for the nine months ended September 30, 2025 (“YTD 2025”) and 2024 (“YTD 2024”). Additionally, repeat customers and subscribers account for over 75% of DTC sales for the years ended December 31, 2024 (“FY2024”) and 2023 (“FY2023”).

Our wholesale channel consists of products sold through various retail outlets, including natural, specialty, and conventional grocery stores, club stores, and food service locations. We believe the diversity of our retail outlets represents a strong competitive advantage for Laird Superfood and provides us with a larger total addressable market than would be considered normal for a food brand that is singularly focused on the grocery market.

For YTD 2025, the e-commerce channel made up 51% of our net sales compared to 59% for YTD 2024. For YTD 2025, the wholesale channel made up 49% of our net sales compared to 41% for YTD 2024. We expect that, over time, our wholesale channel will overtake our e-commerce channel as a percentage of net sales, as we continue to execute our strategy to expand our retail distribution footprint. As our business continues to shift toward wholesale, quarter-to-quarter variability may increase due to the timing of larger orders from key customers, however, long-term, we remain confident in the underlying demand trends in this channel.

Net sales increased to $36.5 million for YTD 2025, from $31.7 million for YTD 2024. Wholesale net sales in YTD 2025 increased by 40% compared to YTD 2024, driven by velocity growth and distribution expansion. E-commerce channel sales for YTD 2025 were relatively flat compared to YTD 2024.

Net sales increased to $43.3 million for FY2024, from $34.2 million for FY2023. Wholesale net sales in FY2024 increased by 19% compared to FY2023 driven by velocity improvement and distribution expansion in grocery, as well as more efficient promotional spend. E-commerce channel sales for FY2024 increased by 32% year over year driven by growth in subscription revenue and repeat consumer purchases, higher average order values, and the prior year impact of out-of-stock issues related to the product quality withdrawal issue in the first quarter of FY2023 as we rebuilt our inventory throughout FY2023.

For FY2024 and FY2023, wholesale channel sales made up 41% and 43% of our net sales, respectively. Laird Superfood products are sold through various retail outlets, including conventional, natural and specialty grocery, and club. The diversity of our retail outlets represents a strong competitive advantage for Laird Superfood and provides us with a larger total addressable market than would be considered normal for a food brand that is singularly focused on the grocery market.

Our Strategy and Key Factors Affecting our Future Performance

We believe that our future performance will depend on many factors, including the following:

Ability to Grow Our Customer Base in both E-commerce and Traditional Wholesale Distribution Channels at a Reasonable Cost

We are continuously growing our customer base through our e-commerce channels, as well as by expanding our presence in our wholesale channel through a variety of physical retail outlets and geographical regions. We typically attract new customers in our e-commerce channel through our direct websites, lairdsuperfood.com and pickybars.com, and through Amazon.com. We also seek to attract new e-commerce customers through paid and unpaid social media, search, display, and traditional media. Our products are also sold through a growing number of retail outlets. Customers in our wholesale channel include grocery chains, natural food outlets, club stores, and food service customers. Attracting new customers in physical retail outlets depends on, among other things, paid promotions through retailers, display, and traditional media. We believe an ability to consistently attract and retain customers at a reasonable cost relative to projected life-time value will be a key factor affecting future performance.

Ability to Manage Co-Manufacturer and Third-Party Logistics Relationships

Our production and logistics are executed by third parties, and our performance is highly dependent on the ability of these partners to produce and deliver our products timely, to our standards, and at a reasonable cost.

Ability to Drive Repeat Usage of Our Products

Repeat customers who consistently re-order our products are critical to our business. The pace of our growth will be affected by our ability to maintain and establish long-term relationships with existing and new customers to drive repeat orders.

Ability to Expand Our Product Lines

Our goal is to expand our product lines over time to increase our growth opportunity and reduce product-specific risks through diversification into multiple products, each designed around daily use. Our pace of growth will be partially affected by the cadence and magnitude of new product launches over time.

Ability to Expand Gross Margins

Our overall profitability will be impacted by our ability to expand gross margins through effective sourcing of raw materials, controlling input and shipping costs, controlling the impacts of inflationary market factors, import tariffs and other trade policies, as well as managing co-packer relationships.

Ability to Expand Operating Margins

Our ability to expand operating margins will be impacted by our ability to cover fixed general and administrative costs and variable sales and marketing costs with higher revenues and gross profit dollars.

Ability to Manage Our Global Supply Chain

Our ability to grow and meet future demand will be affected by our ability to adequately plan for and source inventory from a variety of suppliers located inside and outside the United States. We may encounter difficulties in sourcing products.

Ability to Optimize Key Components of Working Capital

Our ability to maintain positive cash flows will be partially impacted by our ability to effectively manage all the key working capital components that could influence our cash conversion cycle.

Components of Results of Operations

Sales, net

We sell our products through two channels: wholesale and e-commerce. Through our wholesale channel, we sell our products to distributors and retail outlets, which, in turn, sell to end consumers. Through our e-commerce channel, we derive revenue from the sale of our products directly to consumers through our direct websites, lairdsuperfood.com and pickybars.com, as well as third-party e-commerce platforms such as Amazon.com.

Cost of Goods Sold

Cost of goods sold includes the cost of raw materials and packaging, co-packing tolling fees, inbound and outbound freight costs, import duties and tariffs, indirect labor, third-party labor to store and ship our products, and overhead costs incurred in the storage and distribution of products sold in the period.

Operating Expenses

Our operating expenses consist of general and administrative, research and product development, and sales and marketing expenses, including non-production personnel costs.

Income Taxes

Due to our history of operating losses and expectation of future operating losses, we do not expect any significant federal income tax expenses and benefits for the foreseeable future. We will continue to owe state and local income taxes.

Results of Operations

Comparison of YTD 2025 and YTD 2024

For the periods indicated, the following table sets forth results of operations and the increase or decrease therewith:

	Nine Months Ended September 30,		$	Percent
	2025	2024	Change	Change
Sales, net	$36,540,663	$31,688,938	$4,851,725	15%
Cost of goods sold	(22,175,938)	(18,483,424)	(3,692,514)	20%
Gross profit	14,364,725	13,205,514	1,159,211	9%
Gross margin	39.3%	41.7%
General and administrative	7,146,116	6,930,614	215,502	3%
Sales and marketing	8,831,687	7,970,673	861,014	11%
Total operating expenses	15,977,803	14,901,287	1,076,516	7%
Operating loss	(1,613,078)	(1,695,773)	82,695	(5)%
Other income	147,656	321,957	(174,301)	(54)%
Loss before income taxes	(1,465,422)	(1,373,816)	(91,606)	7%
Income tax expense	(28,004)	(47,902)	19,898	(42)%
Net loss	$(1,493,426)	$(1,421,718)	$(71,708)	5%

	Nine Months Ended September 30,		$	Percent
	2025	2024	Change	Change
Sales, net	$36,540,663	$31,688,938	$4,851,725	15%

The increase in net sales during YTD 2025 was driven by distribution expansion in grocery and club stores, and velocity growth in our key categories, partially offset by increased promotional trade spend to support a 40% increase in wholesale channel sales year-over-year. E-commerce channel sales were relatively flat year-over-year, with softness in the DTC channel due to lower new customer sales partially offset by growth in sales on Amazon.com.

	Nine Months Ended September 30,			Percent
	2025	2024	Change	Change
Cost of goods sold	$(22,175,938)	$(18,483,424)	$(3,692,514)	20%

The increase in cost of goods sold during YTD 2025 was driven by growth in sales volume, channel mix, and higher commodity costs, as well as the non-recurrence of a supplier settlement benefit recorded in the prior year period.

	Nine Months Ended September 30,		$	Percent
	2025	2024	Change	Change
Gross profit	$14,364,725	$13,205,514	$1,159,211	9%

The increase in gross profit in YTD 2025 compared to the prior year period was driven by increased sales volume. Gross margin contracted 2.3 points to 39.3% in YTD 2025 compared to 41.7% in the prior year period, which was due to the non-recurrence of the supplier settlement benefit recorded in the prior year period, as well as channel mix and commodity cost inflation.

	Nine Months Ended September 30,		$	Percent
	2025	2024	Change	Change
Operating expenses
General and administrative	$7,146,116	$6,930,614	$215,502	3%
Sales and marketing	8,831,687	7,970,673	861,014	11%
Total operating expenses	$15,977,803	$14,901,287	$1,076,516	7%

The increase in general and administrative expenses during YTD 2025 was primarily driven by impairment charges, partially offset by decreased personnel costs and professional fees.

The increase in sales and marketing expenses during YTD 2025 was driven by increased selling costs due to increased sales volume.

	Nine Months Ended September 30,		$	Percent
	2025	2024	Change	Change
Other income	$147,656	$321,957	$(174,301)	(54)%

Other income is composed of interest income and expense, rental income, and other non-operating gains and losses. The decrease in other income during YTD 2025 was driven by decreases in dividend income on money market funds, as the amounts carried in those accounts decreased, and the termination of the Picky Bars, LLC sublease in the fourth quarter of 2024.

Cash Flows

The following table shows a summary of our cash flows for YTD 2025 and 2024:

	Nine Months Ended September 30,
Cash flows provided by (used in):	2025	2024
Operating activities	$(2,853,831)	$526,258
Investing activities	(76,454)	(19,178)
Financing activities	(301,635)	(12,495)
Net change in cash, cash equivalents, and restricted cash	$(3,231,920)	$494,585

The increase in cash used in operating activities for YTD 2025 was driven by strategic investment into working capital. This investment was made (i) to meet higher demand for our products, (ii) to address the out-of-stocks experienced at the end of 2024, and (iii) to forward purchase inventory in anticipation of potential tariffs on the import of raw materials that we source outside of the United States, particularly in Southeast Asia. As we have continued to sell down this forward-purchased inventory during the balance of 2025 and into 2026, we expect our cash balance to normalize by the end of the 2025 fiscal year.

Cash used in investing activities for YTD 2025 consisted of purchases of long-lived capital assets.

Cash used in financing activities for YTD 2025 consisted of payroll taxes paid related to net issuances of stock awards, offset in part by stock option exercises.

Comparison of the years ended FY2024 and FY2023

The following table sets forth our results of operations for FY2024 and FY2023, and the percentage increase or decrease between the years presented:

	Year Ended December 31,		$	Percent
	2024	2023	Change	Change
Sales, net	$43,295,137	$34,224,198	$9,070,939	27%
Cost of goods sold	(25,607,556)	(23,910,921)	(1,696,635)	7%
Gross profit	17,687,581	10,313,277	7,374,304	72%
Gross margin	40.9%	30.1%
General and administrative	9,299,009	9,793,360	(494,351)	(5)%
Sales and marketing	10,561,664	11,218,903	(657,239)	(6)%
Total operating expenses	19,860,673	21,012,263	(1,151,590)	(5)%
Operating loss	(2,173,092)	(10,698,986)	8,525,894	(80)%
Other income	413,255	551,064	(137,809)	(25)%
Loss before income taxes	(1,759,837)	(10,147,922)	8,388,085	(83)%
Income tax expense	(60,324)	(15,195)	(45,129)	297%
Net loss	$(1,820,161)	$(10,163,117)	$8,342,956	(82)%

	Year Ended December 31,		$	Percent
	2024	2023	Change	Change
Sales, net	$43,295,137	$34,224,198	$9,070,939	27%

The increase in net sales in FY2024 was led by e-commerce channel growth of 32% from FY2023, driven by improved subscription revenue and repeat consumer purchases, higher average order values, more efficient promotional strategies. Net sales from our wholesale channel likewise grew during FY2024 by 19% from FY2023, reflecting improved product velocities in retail outlets, distribution expansion, and more efficient promotional spend.

	Year Ended December 31,		$	Percent
	2024	2023	Change	Change
Cost of goods sold	$(25,607,556)	$(23,910,921)	$(1,696,635)	7%

The increase in cost of goods sold in FY2024 was driven by growth in sales volume, offset by the full benefit realization of the transition to a variable cost third-party co-manufacturing business model, lower raw material costs due to a shift to the direct procurement of key raw materials, as well as recoveries of costs previously incurred in connection with the quality event that we experienced in FY2023 as a result of the 2023 Settlement Agreement (as defined below).

	Year Ended December 31,		$	Percent
	2024	2023	Change	Change
Gross profit	$17,687,581	$10,313,277	$7,374,304	72%

Gross margin expanded to 40.9% in FY2024 compared to 30.1% in FY2023. The increase in gross profit and expansion of gross margin in FY2024 was driven by growth in sales volume, offset by the full benefit realization of the transition to a third-party co-manufacturing model, favorable product costs, settlement recoveries, and a reduction in trade discounts due to a pullback in inefficient trade spend.

	Year Ended December 31,		$	Percent
	2024	2023	Change	Change
Operating expenses
General and administrative	$9,299,009	$9,793,360	$(494,351)	(5)%
Sales and marketing	10,561,664	11,218,903	(657,239)	(6)%
Total operating expenses	$19,860,673	$21,012,263	$(1,151,590)	(5)%

General and administrative expense in FY2024 decreased from FY2023 primarily due to a $0.5 million decrease in insurance expense.

Sales and marketing expense in FY2024 decreased from FY2023 primarily due to improved efficiencies in media spending and lower personnel costs.

	Year Ended December 31,		$	Percent
	2024	2023	Change	Change
Other income	$413,255	$551,064	$(137,809)	(25)%

Other income is composed of interest income and expense, rental income, and other non-operating gains and losses. The decrease in FY2024 as compared to FY2023 was primarily driven by declining interest rates on our interest-bearing cash accounts in FY2024.

	Year Ended December 31,		$	Percent
	2024	2023	Change	Change
Income tax expense	$(60,324)	$(15,195)	$(45,129)	297%

Income tax expense consists of state and local income taxes. We owed no federal income taxes during FY2024 or FY2023, and we do not expect to pay federal income taxes in the near future due to our federal net operating loss carryforwards.

Cash Flows

The following table shows a summary of our cash flows for the periods presented:

	Year Ended December 31,
Cash flows provided by (used in):	2024	2023
Operating activities	$865,502	$(10,765,881)
Investing activities	(24,776)	690,307
Financing activities	(33,380)	(27,422)
Net change in cash, cash equivalents, and restricted cash	$807,346	$(10,102,996)

Cash Flows from Operating Activities

Positive cash flows from operating activities in FY2024 were the result of strategic cost reduction efforts over the last two years, which enabled us to reduce our net loss from $10.2 million in FY2023 to $1.8 million in FY2024. Our $1.8 million net loss included expenses of $1.6 million related to stock-based compensation, which has increased in FY2024 compared to FY2023 as a result of our stock performance, and $1.0 million of other non-cash expenses including inventory obsolescence costs, and depreciation and amortization.

Cash Flows from Investing Activities

Cash used in investing activities consisted of purchases of property, plant, and equipment in FY2024. Cash provided by investing activities in FY2023 was primarily related to the sales of equipment in connection with the closure of our manufacturing facilities in Sisters, Oregon at the beginning of FY2023.

Cash Flows from Financing Activities

Cash used in financing activities consisted of taxes withheld on net stock issuances, stock issuance costs incurred in connection with a Registration Statement on Form S-3 that was filed in FY2024, offset by cash collected from stock option exercises. Cash used in FY2023 related to taxes withheld on net settlement of stock issuances.

Liquidity and Capital Resources

As of September 30, 2025, we had an accumulated deficit of $109.6 million, which includes operating losses of $1.6 million and $1.7 million for YTD 2025 and YTD 2024, respectively. As of December 31, 2024, we had incurred accumulated net losses of $108.1 million, including operating losses of $2.2 million and $10.7 million for FY2024 and FY2023, respectively.

We may incur additional operating losses as we execute our strategy to invest in the growth of our business, reinvesting any incremental profit into future top-line sales growth while holding cash reserves largely flat. We will continue to seek opportunities to optimize spending, expand gross margins, and free up cash flow through efficient working capital management. We have historically financed our operations and capital expenditures through private placements of our common stock, our initial public offering, our prior lines of credit, term loans, and from our core operating activities. Our historical uses of cash have primarily consisted of cash used in operating activities and working capital needs.

As of September 30, 2025 and December 31, 2024, we had $5.3 million and $8.5 million, respectively, of cash-on-hand, and total net working capital of $12.4 million and $12.0 million, respectively, for the same periods. As of September 30, 2025, we had access to up to $1.3 million of advances under our factoring Agreement, of which none had been utilized as of the date of this Proxy Statement. We have no significant unused sources of liquid assets outside of our working capital.

Additionally, on September 15, 2023, we entered into a settlement agreement (the “2023 Settlement Agreement”) with a supplier (the “Supplier”) to recover losses incurred in connection with the product quality issue with coconut milk powder that we experienced in 2023, pursuant to which the Supplier was obligated to, among other things, pay the Company $50,000 and provide a discount to the Company on the sale of future products of up to $950,000. On February 27, 2024, we filed a complaint against the Supplier in the District Court of Boulder, Colorado alleging that the Supplier breached the 2023 Settlement Agreement by failing to deliver acceptable coconut milk powder (the “Litigation”). As a result of the Litigation, on July 30, 2024, the Company entered into an additional settlement agreement with the Supplier, pursuant to which, among other things, the Supplier agreed to remit cash payment to us of approximately $500,000. As of December 31, 2024, we had collected this settlement in full.

Our future capital requirements will depend on many factors, including our growth rate, the continued expansion of sales and marketing activities, the enhancement of our product platforms, the introduction of new products, acquisition activity, as well as economic and market trends. Recent and expected working and other capital requirements, in addition to the matters above, also include the items described below:

●

We have a lease arrangement for corporate office space. As of September 30, 2025, we had fixed lease payment obligations of $0.2 million, with $0.1 million payable within 12 months. As of December 31, 2024, the Company had fixed lease obligations of $0.2 million, of which $0.1 million is payable within the next twelve months.

●

As of September 30, 2025, $5.9 million of current liabilities were accrued related to short-term operating activities and personnel costs, excluding the aforementioned current lease liabilities. As of December 31, 2024, $5.8 million of current liabilities were accrued related to short-term operating activities and personnel costs, excluding the current lease obligation mentioned above.

●

Marketing and advertising expenditures, including related party advertising costs, were $5.6 million in YTD 2025 and $5.2 million in YTD 2024. Marketing and advertising expenditures were $6.7 million in FY2024 and $7.9 million in FY2023. We expect to continue to invest in these activities as part of the strategic expansion of sales volume, however, we have made strategic shifts to reduce and improve the efficacy of future customer acquisition costs.

●

The prices of various commodities, such as coffee, have increased in the last 12 months. These inflationary pressures have impacted our working capital and our margins. Should this trend continue, our margins could be further impacted.

●

In the third quarter of 2025, we decided that we will be discontinuing the Picky Bars brand in the second quarter of 2026, in order to re-deploy our monetary and human capital into growing the Laird Superfood brand. In connection with this decision, we recognized impairment charges of $0.7 million in YTD 2025. While we have plans to re-deploy our investment dollars into the Laird Superfood brand and do not expect the discontinuation to have a material impact on our long-term results, we expect future sales of Picky Bars products will decline.

We continue to monitor macroeconomic trends and uncertainties such inflation of commodity costs, the effects of tariffs, and the potential imposition of modified or additional tariffs, which may have adverse effects on net sales and margins. As a result of the tariffs announced by the U.S. presidential administration, and potential tariff modifications or the imposition of tariffs or export controls by other countries, we have experienced some commodity cost volatility, and anticipate that there could be increased supply chain challenges and consumer and economic uncertainty due to rapid changes in global trade policies in the future. Based on preliminary analysis of the potential effects of the announced tariffs and these other factors, we do not expect these factors to result in a material negative effect on our net sales or profitability for the remainder of fiscal year 2025. To date, we have elected to acquire additional inventory in advance of anticipated future tariff implementations, which has impacted our cash balances as of September 30, 2025, but which is not expected to meaningfully impact our cash balances for the balance of the 2025 fiscal year. However, we are continuing to evaluate these factors and their potential effects as well as our ability to potentially offset all or a portion of cost increases through pricing actions and cost savings efforts for fiscal year 2026 planning. Economic pressures on customers and consumers, including the challenges of high inflation and the effects of increased tariffs, may negatively affect our net sales and profitability in the future.

Based on our current business plans, we believe that our existing cash balances, including our anticipated cash flow from operations, will be sufficient to finance our operations and meet our foreseeable cash requirements through at least the next 12 months. In the future, we may raise funds by issuing debt or equity securities, or securities convertible into or exchangeable for our common stock. Such financing and other potential financing may result in dilution to stockholders, reduction in the market price of our common stock, imposition of debt covenants and repayment obligations, or other restrictions that may adversely affect our business. In addition, we may seek additional capital due to favorable market conditions or strategic considerations even if we believe we have sufficient funds for our current or future operating plans. However, we may be unable to raise additional funds or enter into such other arrangements when needed, on favorable terms, or at all.

Segment Information

We have one operating segment and one reportable segment, for which our Chief Operating Decision Maker, our Chief Executive Officer, reviews financial information on an aggregate basis for purposes of allocating resources and evaluating financial performance.

Critical Accounting Estimates

The preparation of consolidated financial statements and related disclosures in conformity with U.S. generally accepted accounting principles and the Company’s discussion and analysis of its financial condition and operating results require the Company’s management to make judgments, assumptions and estimates that affect the amounts reported. Note 1, “Summary of Significant Accounting Policies,” of the Notes to Consolidated Financial Statements in this Proxy Statement describes the significant accounting policies and methods used in the preparation of the Company’s consolidated financial statements. Management bases its estimates on historical experience and on various other assumptions it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities.

Revenue Recognition

We recognize revenue for the sale of our product at the point in time when our performance obligation has been satisfied and control of the product has transferred to our customer, which generally occurs upon shipment or delivery to a customer based on terms of the sale. Revenue is measured by the transaction price, which is defined as the amount of consideration we expect to receive in exchange for providing goods to customers. The transaction price is adjusted for estimates of known or expected variable consideration, which includes consumer incentives, trade promotions, and allowances, such as coupons, discounts, rebates, incentives, cooperative advertising, and other programs. Variable consideration related to these programs is recorded as a reduction to revenue based on amounts that we expect to pay.

The transaction price contains estimates of known or expected variable consideration. We base these estimates on current performance, historical utilization, and projected redemption rates of each program. We review and update these estimates regularly until the incentives or product returns are realized, and the impact of any adjustments are recognized in the period the adjustments are identified.

We do not believe there is a reasonable likelihood there will be a material change in the estimates or assumptions used to recognize revenue. As noted above, estimates are made based on historical experience and other factors. Typically, programs that are offered have a short duration and, historically, the difference between actual experience compared to estimated redemption and performance has not been significant to the quarterly or annual consolidated financial statements. However, if the level of redemption rates or performance were to vary significantly from estimates, we may be exposed to gains or losses that could be material. We have not made any material changes in the accounting methodology used to recognize revenue during the past three fiscal years.

Impairment of Long-Lived Assets

Long-lived assets and definite life intangible assets are evaluated for impairment whenever events or changes in circumstances indicate the carrying value may not be recoverable. Examples include a significant adverse change in the extent or manner in which we use the asset, a change in its physical condition, or an unexpected change in financial performance. When evaluating long-lived assets and definite life intangible assets for impairment, we compare the carrying value of the asset to the asset’s estimated undiscounted future cash flows. An impairment is indicated if the estimated future cash flows are less than the carrying value of the asset. For assets held for sale, we compare the carrying value of the disposal group to fair value. The impairment is the excess of the carrying value over the fair value of the asset.

Stock Incentive Plan

Compensation cost relating to share-based payment transactions is measured based on the grant date fair value of the equity or liability instruments issued. The fair value of the compensation is estimated utilizing well-established valuation methods, including Black-Scholes and Monte Carlo, and is calculated and recognized over the employees’ service period, generally defined as the vesting period. For awards with graded-vesting, compensation cost is recognized on a straight-line basis over the requisite service period for the entire award. While there is inherent uncertainty in the estimated fair value of the awards, management believes that the expectations and assumptions are reasonable.

Recent Accounting Pronouncements

See “Recently Issued Accounting Pronouncements” in Note 1 to our audited consolidated financial statements included elsewhere in this Proxy Statement for additional information.

Quantitative and Qualitative Disclosures about Market Risk.

Not Applicable.

COMPANY’S CHANGE IN INDEPENDENT AUDITOR

On March 10, 2025, our Board of Directors approved the dismissal of Baker Tilly (formerly Moss Adams LLP), our independent registered public accounting firm, such action dismissing Baker Tilly effective immediately. Management of the Company notified Baker Tilly of the dismissal on the date thereof.

In connection with the audits of the Company’s consolidated financial statements for the fiscal years ended December 31, 2024 and 2023, and in the subsequent period through March 10, 2025:

●

The reports of Baker Tilly on the Company’s consolidated financial statements did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles;

●

There were no disagreements (as that term is described in Item 304(a)(1)(iv) of Regulation S-K) with Baker Tilly on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which, if not resolved to the satisfaction of Baker Tilly, would have caused Baker Tilly to make reference to such matters in their report; and

●	There were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided a copy of the Item 304 of Regulation S-K disclosures to Baker Tilly and requested that Baker Tilly furnish it with a letter addressed to the SEC stating whether or not Baker Tilly agrees with the above statements, to which Baker Tilly provided such letter, a copy of which was filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on March 14, 2025.

On March 10, 2025, the Board approved the engagement of KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, effective immediately, subject to completion of its standard client acceptance procedures.

During the two most recent fiscal years and in the subsequent interim period through March 10, 2025, neither the Company, nor anyone on its behalf, has consulted with KPMG with respect to either: (i) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any other matters that were either the subjects of a disagreement or a reportable (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions to Item 304 or Regulation S-K).

INFORMATION ABOUT GSC

Overview

GSC was incorporated in the state of Delaware in 2015. It is a holding company with no operations whose purpose is to hold units of Navitas.

INFORMATION ABOUT NAVITAS

Overview

Background

Navitas creates organic, minimally processed, functional foods, many of which incorporate adaptogenic and nutrient-dense ingredients that are traditionally associated with wellness-focused diets.

Navitas was originally formed as a California limited liability company on January 13, 2003. On April 27, 2015, Navitas filed a Certificate of Conversion with the Secretary of State of the State of California and Certificates of Conversion and Formation with the State of Delaware to convert Navitas from a California limited liability company to a Delaware limited liability company.

Business of Navitas

Navitas develops, sources and markets certified‑organic and functional nutrition products designed for everyday wellness. Navitas’s primary products include:

●	Healthy Baking Products: includes organic baking ingredients such as fairtrade cacao powders, nibs and wafers formulated to elevate at‑home baking with clean ingredients;

●	Wellness Staples: includes superfoods used daily in smoothies, bowls and meal preparation, including chia seeds, matcha powder and acai powder; and

●	Functional Snacks: includes on‑the‑go superfood bites and organic dried berries, such as goji, mulberry and goldenberries.

Navitas’s products are designed for everyday use with functional benefits and feature organic ingredients and clean formulations without artificial additives. Through its transparent supply chain and commitment to regenerative farming, Navitas is dedicated to creating a healthier world. In addition to its product offerings, Navitas focuses on providing its customers with education and recipes, which serves to amplify brand awareness and customer retention. Furthermore, Navitas’s development process of its new product offerings leverages syndicated data and category reviews with key retailers and consumer research to identify opportunities in the market.

Operations and Supply Chain

Navitas has developed a simple and flexible supply chain, which consists of four integrated layers: (i) certified organic regeneratively-farmed ingredients from small farms around the world; (ii) co‑packing for manufacturing and packaging; (iii) products are delivered directly from co-packers to a third-party logistics company or Costco depots; and (iv) finished goods are shipped to Navitas’s end customers. Average product shelf life is approximately 18 months.

Navitas’s strategic sourcing program emphasizes quality and local grower sourcing. Navitas’s diversified product sources mitigate risk and ensure continuity and is supported by strong supplier collaboration. Our cacao, chia, maca and acai are sourced from suppliers in North and South America, and our matcha and mulberries are sourced from suppliers in Asia. Multi‑year supplier relationships drive consistent quality and promote investment in agronomic training, traceability and sustainable practices. Our vendor base is diversified by geography and function, and our core vendors are vetted for food safety and quality systems, as well as capacity of operations.

Distribution Channels

Navitas generates revenue through its wholesale and e-commerce channels, each as described below:

●

Wholesale: Our wholesale channel consists of products sold through various retail outlets including (i) natural and specialty food stores, including Whole Foods Market and Sprouts, which support consistent growth across baking and functional snacks, (ii) club stores including Costco, which allows us to connect our brand with a powerful and loyal customer base and achieve broad geographical reach and (iii) mass merchandisers and foodservice locations, which allows us to capitalize on the mainstreaming of healthy living through close the gap versus conventional analogs in baking and snacking.

●

E-commerce: Through our e-commerce channel, we derive revenue from the sale of our products directly to consumers through our website navitasorganics.com, as well as third-party e-commerce platforms such as Amazon. Amazon advertising, Subscribe & Save, product page optimization and third‑party agencies support cross-selling opportunities. Additionally, our website is designed to offer an authentic brand experience for our consumers, driving engagement through educational content. These platforms also provide us with direct consumer feedback for future product development.

Our retail execution is supported by an in‑house sales team, a sales broker network and an agency partner focused on category reviews, off‑cycle cut‑in requests, promotional planning and education/sampling to reinforce category leadership.

Competition

Navitas’s main competitors include companies that provide functional and organic superfoods, such as Sunfood Superfoods, Nutiva, Bob’s Red Mill and Manitoba Harvest.

Geographic Areas of Operation

Navitas sells products across the United States through its wholesale and e-commerce channels from third-party warehouses and co-packing facilities located in California and Nevada. Navitas intends to expand in high‑growth functional food and beverage regions, including Europe, Asia‑Pacific and South America, leveraging global partnerships and distribution networks to accelerate speed-to-market and broaden brand reach.

Customers

Navitas serves a diversified customer base of individuals and retailers across its wholesale and e-commerce channels. Navitas has several key customers that account for an aggregate of approximately 89% of its revenues. During the nine months ended September 30, 2025, UNFI, KEHE, Amazon, Dot Foods, Costco and iHerb were Navitas’s largest customers based on revenue and accounted for 35%, 21%, 15%, 8%, 5% and 5% of Navitas’s revenue, respectively.

Risk Management

Navitas maintains an enterprise‑wide risk management framework tailored to a food manufacturing and consumer-packaged good environment. Navitas prioritizes:

●

Food Safety and Quality: Navitas’s products undergo rigorous vendor qualification, third‑party certifications (e.g., USDA Organic and fairtrade for cacao), batch testing and compliance with applicable U.S. food safety laws and regulations.

●	Supply Chain Resilience: Navitas focuses on multi‑sourcing, diversified geographies and multi‑year partnerships to mitigate disruptions.

●	Brand and Regulatory Compliance: Navitas prioritizes accurate product labeling and food additive standards as well as retail marketplace policies.

●	Information and Data Security: Navitas also implements administrative and technical safeguards for commercial systems and DTC e‑commerce environments.

Employees

As of September 30, 2025, Navitas had 23 full-time employees and one part-time employee.

Marketing

Navitas has driven growth through its marketing strategy, which primarily focuses on Amazon advertising, paid search and shopper marketing and content creation. Amazon Subscribe & Save, display ads and investment in paid search features act as a powerful awareness for Navitas. Paid search and shopper marketing also provide strong returns while engaging customers across multiple touchpoints. Additionally, social media and influencer partnerships are aligned to the brand’s values and emphasize transparency, clean ingredients and functional nutrition.

Government Regulations

We are subject to a wide range of governmental regulations and policies. We are required to comply with the regulations and policies promulgated by the Environmental Protection Agency (“EPA”), the United States Department of Agriculture (the “USDA”), the Food and Drug Administration (“FDA”), the Federal Trade Commission (“FTC”), the Equal Employment Opportunity Commission (“EEOC”), the United States Department of Health and Human Services (“HHS”), the United States Department of Labor (“DOL”), and the Occupational Safety and Health Administration (“OSHA”), among others, in addition to corresponding state, and local agencies. In addition, the Federal Trade Commission (“FTC”) monitors claims made by companies, particularly with celebrity spokespeople, including health claims about products. Our importers, packers, distributors, and suppliers are also subject to various laws and regulations relating to, among others, food safety, environmental protection, and worker health and safety matters.

USDA National Organic Program and Similar Regulations

We are involved in the sourcing, manufacturing, supplying, processing, marketing, selling and distribution of organic food products and, as such, are subject to certain organic certification and quality assurance standards. The Organic Foods Production Act of 1990 (the “OFPA”) mandates that the USDA develop national standards for organically produced agricultural products to assure consumers that those products marketed as organic meet consistent, uniform standards. USDA has implemented the Organic Food Production Act through the Natural Organic Program (“NOP”) regulations which were recently updated and strengthened through the USDA’s Strengthening Organic Enforcement rule. We currently manufacture and distribute a number of organic products that are subject to the standards set forth in the OFPA and the NOP regulations. Our organic products are certified organic by a USDA-accredited certifying agent, and we believe that we are in material compliance with the organic regulations applicable to our business.

Additionally, our organic products may be subject to various state regulations. Many states have adopted their own organic programs making the state agency responsible for enforcing USDA regulations for organic operations. However, state organic programs may also add more restrictive requirements due to specific environmental conditions or the necessity of production and handling practices in the state.

Food-Related Regulations

As a manufacturer and distributor of food products and dietary supplements, we are also subject to a number of federal, state, and local food-related regulations, including, but not limited to, the Federal Food, Drug and Cosmetic Act of 1938, as amended (the “FDCA”) and extensive regulations promulgated thereunder by the FDA. This comprehensive regulatory framework governs the manufacture (including composition and ingredients), labeling, packaging and safety of foods, beverages, and dietary supplements in the U.S. Among other matters, the FDA:

●

Requires the registration of facilities that process, pack, and hold food (including dietary supplements) and regulates manufacturing practices for foods through its current good manufacturing practices, preventative controls regulations, and other regulations impacting food manufacturing;

●	Regulates the use of specific direct and indirect food additives, other ingredients, and ingredient safety; and

●	Prescribes the format and content of certain information required to appear on food and dietary supplement product labels.

Some of the key food safety and food labeling regulations in the U.S. are discussed in the following sections. We are subject to the Food Safety Modernization Act of 2011 (“FSMA”), which, among other things, amended the FDCA to require FDA-regulated food facilities to develop and implement a written food safety plan including a hazard analysis and preventative controls program to minimize or prevent food safety hazards (“HACCP” plans). The FDA also enforces the Public Health Service Act (the “PHSA”) and regulations issued thereunder, which authorizes regulatory activity necessary to prevent the introduction, transmission, or spread of communicable diseases. We are subject to numerous other federal, state, and local regulations involving such matters as the licensing and registration of manufacturing facilities, enforcement by government health agencies of standards for our products, inspection of our facilities and regulation of our trade practices in connection with the sale of food products and dietary supplements.

Food Safety Regulations

FSMA enabled the FDA to better protect public health by strengthening the food safety system through several new foundational regulations. The law provided the FDA with new enforcement authorities and tools designed to achieve higher rates of compliance with prevention- and risk-based food safety standards and to better respond to and contain problems when they do occur.

We believe that we are in material compliance with the currently effective regulations promulgated by the FDA to implement FSMA to the extent that such regulations are applicable to our business. We have developed a program that we believe is in compliance with this regulation.

The FDA’s Foreign Supplier Verification Program requires that the United States owner or consignee of imported food take steps to verify that the foreign supplier of imported food is manufacturing the food in accordance with FDA requirements, that the importer understand what hazards the foreign supplier is controlling and how those hazards are controlled, and that this oversight program is documented. The regulation is being implemented using a tiered series of compliance dates based on the size of the U.S. importer and the foreign supplier. We have developed a program that we believe is in compliance with this regulation.

We are also subject to numerous other federal, state, and local regulations involving such matters as the licensing and registration of manufacturing facilities, food safety systems, sanitary transportation of food products, record keeping, enforcement by government health agencies of standards for our products, inspection of our facilities and regulation of our trade practices in connection with the sale of food products.

Food and Labeling Regulations

We are subject to various labelling requirements with respect to our products at the federal, state, and local levels. At the federal level, the FDA has authority to review product labels and, increasingly, website and social media content. The FTC has the primary authority to regulate advertising materials, including online and television advertisements, to determine if advertising materials are misleading. The Company is subject to certain requirements relating to food labeling under the FDCA and corresponding FDA regulations as well as corresponding state laws and regulations. Labeling for our products must also comply with the Bioengineered Food Disclosure Standard and NOP standards required by the USDA.

The FDA requires that all food products be labeled to disclose the net contents, the identity of commodity, nutrition information, and the name and place of business of the product’s manufacturer, packer, or distributor. Both the FDA and FTC also require that any claim on the product be truthful and not misleading. The FDA also has detailed regulations and requirements governing various types of claims about products’ nutritional value and wellness benefits, such as a nutrient content claims, health claims, and structure-function claims. Claims falling under these regulations must be phrased in specific ways to avoid misrepresenting the food. We believe we are in compliance with applicable FDA and FTC claims regulations.

Other state and local statutes and regulations may impose additional food labeling requirements. For instance, the California Safe Drinking Water and Toxic Enforcement Act of 1986 (commonly known as Proposition 65) requires, with a few exceptions, that a specific warning appear on any consumer product sold in California that contains a substance, above certain levels, listed by that state as having been found to cause cancer or birth defects. This law exposes all food and beverage producers to the possibility of having to provide warnings on their products.

We believe that we are in material compliance with existing food-related regulations applicable to our business. It is possible, although we believe unlikely, that the cost of our continued compliance with existing and future food-related regulations could have a material effect on our capital expenditures, earnings, cash flows, or competitive position in the foreseeable future, due to increased regulatory changes and uncertainty associated with the 2025 change in presidential administration.

If we fail to comply with these or other laws and regulations enforced by the FDA, FTC, or USDA, we may be subject to various administrative, civil, or even criminal penalties that could adversely affect our business and its operations.

Intellectual Property

Navitas’s trademarks include the Navitas brand name and related logos. Navitas also utilizes the following trademarks in conducting its business, among others: Food for the Modern Life, Live Life Positive, Superfood+ and Superfoods with Purpose. Additionally, Navitas’s product packaging is subject to copyright.

Legal Proceedings

Navitas is routinely subject to actual or threatened legal proceedings, including litigation, arising in the ordinary course of business. Litigation matters can range from individual actions involving a single plaintiff to class action lawsuits and can involve claims for substantial or indeterminate alleged damages or for injunctive or other relief. At any given time, these legal proceedings are at varying stages of adjudication, arbitration, or investigation and may relate to a variety of topics. Assessment of exposure that could result from legal proceedings is complex because these proceedings often involve inherently unpredictable factors. As a result of these complexities, Navitas may be unable to develop an estimate or range of loss. Navitas evaluates legal proceedings based on information currently available, including advice of counsel. Navitas establishes accruals for those matters, pursuant to ASC Topic 450, Contingencies, when a loss is considered probable and the related amount is reasonably estimable. While the final outcomes of legal proceedings are inherently unpredictable, Navitas management is currently of the opinion that the outcomes of pending and threatened matters will not have a material effect on Navitas’s business, consolidated financial position, results of operations or cash flows as a whole.

NAVITAS’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

Unless otherwise indicated or the context otherwise requires, references in this section to the “Company,” “Navitas” “we,” “us,” “our” and other similar terms following the GSC Transaction (as defined below) refer to Global Superfoods Corp. (“GSC”) and its subsidiaries, including Navitas LLC, and references to the “Company,” “Navitas” “we,” “us,” “our” and other similar terms prior to the GSC Transaction refer solely to Navitas LLC.

The following discussion and analysis provides information which the management of Navitas believes is relevant to an assessment and understanding of Navitas’s consolidated results of operations and financial condition. The discussion should be read together with the consolidated and condensed consolidated financial statements and related notes that are included elsewhere in this Proxy Statement. The discussion and analysis should also be read together with the pro forma financial information as of September 30, 2025 and for the period from January 1, 2025 through September 30, 2025 (Successor), for the period from May 24, 2024 through December 31, 2024 (Successor), and for the period from January 1, 2024 through May 23, 2024 (Predecessor). See “Unaudited Pro Forma Condensed Combined Financial Information.” This discussion may contain forward-looking statements based upon current expectations that involve risks and uncertainties. Actual results may differ materially from those anticipated in these forward-looking statements as a result of various factors, including those set forth under “Risk Factors” or in other parts of this Proxy Statement. Capitalized terms used and not defined herein shall have the meanings given to such terms elsewhere in this Proxy Statement.

Overview

Navitas creates organic, minimally processed, functional foods, many of which incorporate adaptogenic and nutrient-dense ingredients that are traditionally associated with wellness-focused diets. Our primary products include (i) healthy baking ingredients such as cacao powder, nibs, and wafers, (ii) wellness staples including chia seeds, matcha powder and acai powder and (iii) functional snacks including goji berries and superfood bites. Consumer preferences within the evolving food and beverage industry are shifting away from sugar-laden food and beverage products, as well as those containing highly processed and artificial, conventional ingredients. Our long-term goal is to build and scale a widely recognized brand that authentically focuses on recognizable ingredients, nutritional density, and functionality, which we believe will allow us to maximize penetration of a multi-billion-dollar opportunity in the grocery market. We generate revenue through two channels: wholesale and e-commerce.

Basis of Presentation

On May 24, 2024, GSC acquired 22,000,000 New Class A Units of Navitas, which resulted in a change of control of Navitas (the “GSC Transaction”). Accordingly, for the purpose of the accompanying consolidated financial statements, periods before May 24, 2024, reflect the financial position, results of operations and cash flows of Navitas prior to the GSC Transaction, and is referred to as the “Predecessor”. Periods beginning May 24, 2024 and after reflect the financial position, results of operations and cash flows of GSC consolidated with Navitas, and is referred to as the “Successor”. A black-line between the Successor and Predecessor periods has been placed in the consolidated financial statements and in the tables to the notes to the consolidated financial statements to highlight the lack of comparability between these periods.

Financial Highlights

Our wholesale channel consists of products sold through various retail outlets, including natural, specialty, and conventional grocery stores, club stores, mass merchandisers, and foodservice locations. We believe the diversity of our retail outlets represents a strong competitive advantage for Navitas Organics and provides us with a larger total addressable market than would be considered normal for a food brand that is singularly focused on the grocery market.

Our e-commerce channel consists of Amazon.com and other e-commerce retailers as well as our Direct-to-consumer (“DTC”) business navitasorganics.com which offer an authentic brand experience for our consumers that drive engagement through educational content. These platforms also provide us with direct consumer feedback for future product development. We view our proprietary database of customers ordering directly from our website as a strategic asset, as it enhances our ability to develop long-term relationships with these customers. We believe the content on these websites allows Navitas Organics to educate our consumers on the benefits of our products and ingredients, while providing a positive customer experience. We believe this experience leads to higher retention rates among repeat customers and subscribers.

For the period from January 1, 2025 through September 30, 2025 (Successor), May 24, 2024 through September 30, 2024 (Successor), and January 1, 2024 through May 23, 2024 (Predecessor), the wholesale channel made up 75%, 77%, and 74%, respectively, of our net sales. For the period from January 1, 2025 through September 30, 2025 (Successor), May 24, 2024 through September 30, 2024 (Successor), and January 1, 2024 through May 23, 2024 (Predecessor), the e-commerce channel made up 25%, 23%, and 26%, respectively, of our net sales.

Net sales was $32.1 million, $13.3 million, and $12.7 million for the nine months ended September 30, 2025 (Successor), for the period from May 24, 2024 through September 30, 2024 (Successor), and for the period from January 1, 2024 through May 23, 2024 (Predecessor), respectively. Performance in the periods reflected sales via wholesale and e-commerce distribution channels. Wholesale net sales was $24.0 million, $10.3 million, and $9.4 million for the nine-months ended September 30, 2025 (Successor), May 24, 2024 through September 30, 2024 (Successor), and January 1, 2024 through May 23, 2024 (Predecessor), respectively. E-commerce channel sales was $8.1 million, $3.0 million, and $3.3 million for the nine months ended September 30, 2025 (Successor), May 24, 2024 through September 30, 2024 (Successor), and January 1, 2024 through May 23, 2024 (Predecessor), respectively. Results in both channels were driven by a combination of price and meaningful velocity growth.

For the period from May 24, 2024 through December 31, 2024 (Successor), the wholesale channel made up 79% of our net sales, compared to 74% and 76% for the periods January 1, 2024 through May 23, 2024 (Predecessor), and January 1, 2023 through December 31, 2023 (Predecessor), respectively. For the period from May 24, 2024 through December 31, 2024 (Successor), the e-commerce channel made up 21% of our net sales, compared to 26% and 24% for the periods January 1, 2024 through May 23, 2024 (Predecessor), and January 1, 2023 through December 31, 2023 (Predecessor), respectively.

Net sales was $23.7 million, $12.7 million, and $36.7 million for May 24, 2024 through December 31, 2024 (Successor), January 1, 2024 through May 23, 2024 (Predecessor), and for the twelve months ended December 31, 2023 (Predecessor), respectively. Performance reflected the Company discontinuing certain SKUs as part of a broader portfolio simplification and focus. This action reduced sales associated with discontinued SKUs; however, net sales from the remaining, non-discontinued SKUs offset the impact.

Wholesale net sales was $18.7 million, $9.4 million, and $27.7 million for the period May 24, 2024 through December 31, 2024 (Successor), January 1, 2024 through May 23, 2024 (Predecessor), and for 2023, respectively. Activity in the periods was driven primarily by velocity growth. E-commerce channel sales was $4.9 million, $3.3 million, and $9.0 million for the period May 24, 2024 through December 31, 2024 (Successor), January 1, 2024 through May 23, 2024 (Predecessor), and for 2023, respectively. Performance in the May 24, 2024 through December 31, 2024 (Successor) and January 1, 2024 through May 23, 2024 (Predecessor) periods also reflects the discontinuation of certain SKUs to simplify the portfolio, offset by growth in net sales of other SKUs.

Our Strategy and Key Factors Affecting our Future Performance

We believe that our future performance will depend on many factors, including the following:

Ability to Grow Our Customer Base in both Traditional Wholesale Distribution and E-commerce Channels at a Reasonable Cost

We are continuously growing our customer base by expanding our presence in our wholesale channel through a variety of physical retail outlets and geographical regions as well as through our e-commerce channels. Our products are also sold through a growing number of retail outlets. Customers in our wholesale channel include natural, specialty, and conventional grocery stores, club stores, mass merchandisers, and foodservice customers. Attracting new customers in physical retail outlets depends on, among other things, paid promotions through retailers, display, and traditional media. We typically attract new customers in our e-commerce channel through Amazon.com and our direct website, navitasorganics.com. We also seek to attract new e-commerce customers through paid and unpaid social media, search, display, and traditional media. We believe an ability to consistently attract and retain customers at a reasonable cost relative to projected life-time value will be a key factor affecting future performance.

Ability to Manage Co-Manufacturer and Third-Party Logistics Relationships

Our production and logistics are executed by third-party partners, and our performance is highly dependent on the ability of these partners to produce and deliver our products timely, to our standards and at a reasonable cost.

Ability to Drive Repeat Usage of Our Products

Repeat customers who consistently re-order our products are critical to our business. The pace of our growth will be affected by our ability to maintain and establish long-term relationships with existing and new customers to drive repeat orders.

Ability to Expand Our Product Lines

Our goal is to expand our product lines over time to increase our growth opportunity and to reduce product-specific risks through diversification into multiple products designed around daily use. Our pace of growth will be partially affected by the cadence and magnitude of new product launches over time.

Ability to Expand Gross Margins

Our overall profitability will be impacted by our ability to expand gross margins through effective sourcing of raw materials, controlling input and shipping costs, controlling the impacts of inflationary market factors, import tariffs and other trade policies, as well as managing co-packer relationships.

Ability to Expand Operating Margins

Our ability to expand operating margins will be impacted by our ability to cover fixed general and administrative costs and variable sales and marketing costs with higher revenues and gross profit dollars.

Ability to Manage Our Global Supply Chain

Our ability to grow and meet future demand will be affected by our ability to adequately plan for and source inventory from a variety of suppliers located inside and outside the United States. We may encounter difficulties in sourcing raw materials for our products.

Ability to Optimize Key Components of Working Capital

Our ability to maintain positive cash flows will be partially impacted by our ability to effectively manage all the key working capital components that could influence our cash conversion cycle.

Components of Results of Operations

Net Sales

We sell our products through two channels: wholesale and e-commerce. Through our wholesale channel, we sell our products to distributors and retail outlets which, in turn, sell to end consumers. Through our e-commerce channel, we derive revenue from the sale of our products through third-party e-commerce platforms such as Amazon.com as well as directly to consumers through our direct website navitasorganics.com.

Cost of Goods Sold

Cost of goods sold includes the cost of raw materials and packaging, co-packing tolling fees, inbound and outbound freight costs, import duties and tariffs, indirect labor, third party labor to store and ship our products, and overhead costs incurred in the storage and distribution of products sold in the period.

Operating Expenses

Our operating expenses consist of general and administrative, research and product development, and sales and marketing expenses, including non-production personnel costs.

Income Taxes

Prior to the GSC Transaction, Navitas LLC was organized as a limited liability company and was treated as a partnership for federal and state income tax purposes. As such, Navitas LLC was not subject to U.S. federal income taxes, and taxable income or loss was passed through to, and reported by, its members. After the GSC Transaction, the Company is treated as a C-corporation for federal and state income taxes. Additionally, the Company may be subject to certain state and local taxes, including franchise, gross receipts, or similar entity-level taxes, which are recorded as operating expenses.

Results of Operations

Comparison of YTD Q3 2025 and YTD Q3 2024

To reflect the application of different bases of accounting as a result of the GSC Transaction, the tables provided below separate the Company’s results via a black line into two distinct periods as follows: (1) the historical operating results of Navitas prior to the GSC Transaction (“Predecessor”) on May 24, 2024 and (2) the consolidated results of the Company, including Navitas following the GSC Transaction (“Successor”). The accompanying financial information for 2024 include a Predecessor period, which was the period January 1, 2023 through May 23, 2024, and a Successor period from May 24, 2024 through September 30, 2024.

For the periods indicated, the following table sets forth results of operations:

	Successor	Successor	Predecessor
	Period from January 1, 2025 through September 30, 2025	Period from May 24, 2024 to September 30, 2024	Period from January 1, 2024 to May 23, 2024
Net sales	$32,122,300	$13,294,200	$12,720,400
Cost of sales (exclusive of depreciation and amortization shown separately below)	21,509,700	9,344,700	8,041,300
Gross profit	10,612,600	3,949,500	4,679,100
Gross margin percentage	33.0%	29.7%	36.8%
Operating expenses
Selling, general, and administrative	7,994,500	3,853,200	4,739,500
Depreciation and amortization	588,700	305,600	56,000
Other	161,100	9,800	15,500
Total operating expenses	8,744,300	4,168,600	4,811,000
Income (loss) from operations	1,868,300	(219,000)	(131,900)
Other (expense) income
Interest expense	(718,200)	(346,100)	(324,100)
Other income, net	4,200	—	—
Total other (expense) income, net	(714,000)	(346,100)	(324,100)
Income (loss) before income taxes	1,154,300	(565,100)	(456,000)
Income tax benefit (expense)	(289,200)	124,600	—
Net income (loss)	$865,100	$(440,600)	$(456,000)

	Successor	Successor	Predecessor
	Period from January 1, 2025 through September 30, 2025	Period from May 24, 2024 to September 30, 2024	Period from January 1, 2024 to May 23, 2024
Net sales	$32,122,300	$13,294,200	$12,720,400

Net sales was $32.1 million for the nine months ended September 30, 2025 (Successor), which reflect distribution expansion in grocery and velocity growth in our key product categories, partially offset by increased promotional trade spend. E-commerce channel sales also grew due to increased velocities.  Results in both channels were driven by meaningful velocity growth.

Net sales were $13.3 million for the period from May 24, 2024 through September 30, 2024 (Successor). The activity reflects expansion in velocity growth in key product categories and e-commerce channels.

Net sales was $12.7 million for the period from January 1, 2024 through May 23, 2024 (Predecessor). The activity reflects sales in the wholesale and e-commerce channels, driven by strong end-consumer demand.

	Successor	Successor	Predecessor
	Period from January 1, 2025 through September 30, 2025	Period from May 24, 2024 to September 30, 2024	Period from January 1, 2024 to May 23, 2024
Cost of sales (exclusive of depreciation and amortization)	$21,509,700	$9,344,700	$8,041,300

Cost of sales (exclusive of depreciation and amortization shown separately below) was $21.5 million for the nine months ended September 30, 2025 (Successor). Results primarily reflect inventory product costs related to net sales, increased production volumes to meet growing demand and higher commodity costs.

Cost of sales (exclusive of depreciation and amortization shown separately below) was $9.3 million for the period from May 24, 2024 through September 30, 2024 (Successor). Activity includes amortization of inventory step-up of approximately $0.2 million as a result of the GSC Transaction.

Cost of sales (exclusive of depreciation and amortization shown separately below) was $8.0 million for the period from January 1, 2024 through May 23, 2024 (Predecessor). Results were driven by higher costs associated with growth in sales volume and channel mix.

	Successor	Successor	Predecessor
	Period from January 1, 2025 through September 30, 2025	Period from May 24, 2024 to September 30, 2024	Period from January 1, 2024 to May 23, 2024
Gross profit	$10,612,600	$3,949,500	$4,679,100

Gross profit was $10.6 million for the nine months ended September 30, 2025 (Successor). Results reflect increased sales volume offset by increased trade spend and commodity cost inflation.

Gross profit was $3.9 million for the period from May 24, 2024 through September 30, 2024 (Successor). Performance reflects the inventory step-up of $0.2 million due to the GSC Transaction.

Gross profit was $4.7 million for the period from January 1, 2024 through May 23, 2024 (Predecessor). Results reflect strong end-consumer demand and channel mix.

	Successor	Successor	Predecessor
	Period from January 1, 2025 through September 30, 2025	Period from May 24, 2024 to September 30, 2024	Period from January 1, 2024 to May 23, 2024
Operating expenses
Selling, general, and administrative	$7,994,500	$3,853,200	$4,739,500
Depreciation and amortization	588,700	305,600	56,000
Other	161,100	9,800	15,500
Total operating expenses	$8,744,300	$4,168,600	$4,811,000

Selling, general, and administrative

Selling, general, and administrative expenses were $8.0 million for the nine months ended September 30, 2025 (Successor). Activity reflect reductions in personnel-related costs and professional fees.

Selling, general, and administrative expenses were $3.9 million for the period from May 24, 2024 through September 30, 2024 (Successor) and reflects marketing initiatives focused on brand strategy and includes paid search and shopper marketing costs.

Selling, general, and administrative expenses were $4.7 million for the period from January 1, 2024 through May 23, 2024 (Predecessor) and reflects marketing initiatives focused on brand strategy and includes paid search and shopper marketing costs. Results also include professional fees and bank fees related to re-organization costs.

Depreciation and amortization

Depreciation and amortization was $0.6 million for the nine months ended September 30, 2025 (Successor), and primarily reflects amortization of the brand name intangible assets acquired as part of the GSC Transaction.

Depreciation and amortization was $0.3 million for the period from May 24, 2024 through September 30, 2024 (Successor) and primarily reflects amortization of the brand name intangible asset acquired as part of the GSC Transaction.

Depreciation and amortization was $0.1 million for the period from January 1, 2024 through May 23, 2024 (Predecessor), reflecting depreciation expense for property and equipment.

Other

Other operating expenses was $0.2 million for the nine months ended September 30, 2025 (Successor). Activity was driven by preparer fees related to Employee Retention Tax Credits (“ERTC”) claims. Other operating expenses was insignificant for the period from May 24, 2024 through December 31, 2024 (Successor) and period from January 1, 2024 through May 23, 2024 (Predecessor).

	Successor	Successor	Predecessor
	Period from January 1, 2025 through September 30, 2025	Period from May 24, 2024 to September 30, 2024	Period from January 1, 2024 to May 23, 2024
Other (expense) income
Interest expense	$(718,200)	$(346,100)	$(324,100)
Other income, net	4,200	—	—
Total other (expense) income, net	$(714,000)	$(346,100)	$(324,100)

Other (expense) income, net, is composed of interest expense and other income, net.

Interest expense was $0.7 million for the nine months ended September 30, 2025 (Successor), driven by outstanding notes payable due to a financial institution and promissory note to a Class D Unit Holder of Navitas.

Interest expense was $0.3 million for the period from May 24, 2024 through September 30, 2024 (Successor). The activity reflects a new note payable entered into with a financial institution on May 2024 in the Successor period that matures in May 2026, offset by a partial repayment of a promissory note payable with Navitas’s Class D unit holder.

Interest expense was $0.3 million for the period from January 1, 2024 through May 23, 2024 (Predecessor). Interest expense relates to the promissory note payable with Navitas’s Class D unit holder.

Cash Flows

The following table shows a summary of our cash flows for the period from January 1, 2025 through September 30, 2025 (Successor), May 24, 2024 through September 30, 2024 (Successor), and January 1, 2024 through May 23, 2024 (Predecessor):

	Successor	Successor	Predecessor
	Period from January 1, 2025 through September 30, 2025	Period from May 24, 2024 through September 30, 2024	Period from January 01, 2024 to May 23, 2024
Cash flows provided by (used in):
Operating activities	$393,000	$(701,700)	$195,900
Investing activities	(81,000)	1,434,200	(32,100)
Financing activities	430,100	(316,700)	(84,700)
Net change in cash	$742,100	$415,800	$79,100

Operating activities

Cash provided by operating activities was $0.4 million for the nine months ended September 30, 2025 (Successor). Results reflect an improvement in net income offset by changes in working capital.

Cash used in operating activities was $0.7 million for the period from May 24, 2024 through September 30, 2024 (Successor). Results reflect net loss for the period and changes in working capital.

Cash provided by operating activities was $0.2 million for the period from January 1, 2024 through May 23, 2024 (Predecessor). Reflects net loss for the period offset by changes in working capital.

Investing activities

Cash used in investing activities was $0.1 million for the nine months ended September 30, 2025 (Successor) driven by purchases of property and equipment.

Cash provided by investing activities was $1.4 million for the period from May 24, 2024 through September 30, 2024 (Successor). Activity consisted primarily of acquired cash as a result of the GSC Transaction.

There was minimal cash used in investing activities for the period from January 1, 2024 through May 23, 2024 (Predecessor).

Financing activities

Cash provided by financing activities was $0.4 million for the nine months ended September 30, 2025 (Successor). Activity consisted of draws on our line of credit of $3.3 million, offset by repayments on our line of credit of $2.5 million and repayments on the promissory note of $0.4 million.

Cash used in financing activities was $0.3 million for the period from May 24, 2024 through September 30, 2024 (Successor), driven primarily by borrowings on notes payable of $4.8 million offset by repayments of promissory and notes payable, and member distributions.

Cash used in financing activities was $0.1 million for the period from January 1, 2024 through May 23, 2024 (Predecessor) and reflects member distributions.

Comparison of full year 2024 and 2023

To reflect the application of different bases of accounting as a result of the GSC Transaction, the tables provided below separate the Company’s results via a black line into two distinct periods as follows: (1) the historical operating results of Navitas prior to the GSC Transaction (Predecessor) and (2) the consolidated results of the Company, including Navitas following the GSC Transaction (Successor). The accompanying financial information for the year end December 31, 2024 include the Predecessor period, which was the period January 1, 2023 through May 23, 2024, and a Successor period from May 24, 2024 through December 31, 2024.

For the periods indicated, the following table sets forth results of operations:

	Successor	Predecessor	Predecessor
	Period from May 24, 2024 through December 31, 2024	Period from January 1, 2024 to May 23, 2024	Year ended December 31, 2023
Net sales	$23,686,300	$12,720,400	$36,730,900
Cost of sales (exclusive of depreciation and amortization shown separately below)	16,640,600	8,041,300	23,654,900
Gross profit	7,045,700	4,679,100	13,076,000
Gross margin percentage	29.7%	36.8%	35.6%
Operating expenses
Selling, general, and administrative	6,259,200	4,739,500	10,789,100
Depreciation and amortization	524,600	56,000	247,600
Other	16,800	15,500	58,000
Total operating expenses	6,800,600	4,811,000	11,094,700
Income (loss) from operations	245,100	(131,900)	1,981,300
Other (expense) income
Interest expense	(599,600)	(324,100)	(748,200)
Other income, net	—	—	61,900
Total other expense	(599,600)	(324,100)	(686,300)
Income (loss) before income taxes	(354,500)	(456,000)	1,295,000
Income tax benefit	81,000	—	—
Net income (loss)	$(273,500)	$(456,000)	$1,295,000

	Successor	Predecessor	Predecessor
	Period from May 24, 2024 through December 31, 2024	Period from January 1, 2024 to May 23, 2024	Year ended December 31, 2023
Net sales	$23,686,300	$12,720,400	$36,730,900

Net sales was $23.7 million for the period from May 24, 2024 through December 31, 2024 (Successor). Results reflect continued revenue growth in core products due to volume and expansion in grocery, after an intentional discontinuation of certain SKUs.

Net sales was $12.7 million for the period from January 1, 2024 through May 23, 2024 (Predecessor). Activity reflects sales in the wholesale and e-commerce channels, driven by strong end-consumer demand.

Net sales was $36.7 million for the twelve months ended December 31, 2023 (Predecessor). Activity reflects core revenue growth in wholesale and e-commerce, offset by intentional discontinuation of certain SKUs to optimize set.

	Successor	Predecessor	Predecessor
	Period from May 24, 2024 through December 31, 2024	Period from January 1, 2024 to May 23, 2024	Year ended December 31, 2023
Cost of sales (exclusive of depreciation and amortization shown separately below)	$16,640,600	$8,041,300	$23,654,900

Cost of sales (exclusive of depreciation and amortization shown separately below) was $16.6 million for the period from May 24, 2024 through December 31, 2024 (Successor), primarily reflecting inventory product costs related to net sales. There were higher commodity costs and amortization of inventory step-up of approximately $0.2 million as a result of the GSC Transaction.

Cost of sales (exclusive of depreciation and amortization shown separately below) was $8.0 million for the period from January 1, 2024 through May 23, 2024 (Predecessor). Results were driven by higher costs associated with growth in sales volume and channel mix.

Cost of sales (exclusive of depreciation and amortization shown separately below) was $23.7 million for the twelve months ended December 31, 2023 (Predecessor). Results reflect inventory product costs related to net sales volume and channel mix.

	Successor	Predecessor	Predecessor
	Period from May 24, 2024 through December 31, 2024	Period from January 1, 2024 to May 23, 2024	Year ended December 31, 2023
Gross profit	$7,045,700	4,679,100	$13,076,000

Gross profit was $7.0 million for the period May 24, 2024 through December 31, 2024 (Successor). Performance reflects an increased cost of goods and gross margin reflected by commodity cost inflation.

Gross profit was $4.7 million for the period from January 1, 2024 through May 23, 2024 (Predecessor). Activity reflects the inventory step-up of $0.2 million due to the GSC Transaction.

Gross profit was $13.1 million for the twelve months ended December 31, 2023 (Predecessor). Activity reflects cost of goods sold related to revenue mix.

	Successor	Predecessor	Predecessor
	Period from May 24, 2024 through December 31, 2024	Period from January 1, 2024 to May 23, 2024	Year ended December 31, 2023
Operating expenses
Selling, general, and administrative	$6,259,200	$4,739,500	$10,789,100
Depreciation and amortization	524,600	56,000	247,600
Other	16,800	15,500	58,000
Total operating expenses	$6,800,600	$4,811,000	$11,094,700

Selling, general, and administrative

Selling, general, and administrative expenses was $6.3 million for the period from May 24, 2024 through December 31, 2024 (Successor). Activity was primarily driven by professional fees and bank fees related to re-organization costs in May 2024, and shopper-marketing advertising efforts.

Selling, general, and administrative expenses was $4.7 million for the period from January 1, 2024 through May 23, 2024 (Predecessor) and reflects marketing initiatives focused on brand strategy, and includes paid search and shopper marketing costs. Also includes professional fees and bank fees related to re-organization costs related to the transaction.

Selling, general, and administrative expenses was $10.8 million for the twelve months ended December 31, 2023 (Predecessor), and reflects marketing initiatives focused on brand strategy, and includes paid search and shopper marketing costs.

Depreciation and amortization

Depreciation and amortization was $0.5 million for the period from May 24, 2024 through December 31, 2024 (Successor), and primarily reflects amortization of the brand name intangible asset acquired as part of the GSC Transaction.

Depreciation and amortization was $0.1 million for the period from January 1, 2024 through May 23, 2024 (Predecessor), reflecting depreciation expense for property and equipment.

Depreciation and amortization was $0.3 million for the twelve months ended December 31, 2023 (Predecessor), reflecting depreciation expense for property and equipment.

	Successor	Predecessor	Predecessor
	Period from May 24, 2024 through December 31, 2024	Period from January 1, 2024 to May 23, 2024	Year ended December 31, 2023
Other (expense) income
Interest expense	$(599,600)	$(324,100)	$(748,200)
Other income, net	—	—	61,900
Total other expense	$(599,600)	$(324,100)	$(686,300)

Other (expense) income, net, is composed of interest expense and other income, net.

Interest expense was $0.6 million for the period from May 24, 2024 through December 31, 2024 (Successor). The activity reflects a new note payable entered into with a financial institution on May 2024 that matures in May 2026, offset by a partial repayment of a promissory note payable with Navitas’s Class D unit holder.

Interest expense was $0.3 million for the period from January 1, 2024 through May 23, 2024 (Predecessor). Interest expense relates to the promissory note payable with Navitas’s Class D unit holder.

Interest expense was $0.7 million for the twelve months ended December 31, 2023, and relates primarily to a promissory note payable with Navitas’s Class D unit holder.

Cash Flows

The following table shows a summary of our cash flows for the period from May 24, 2024 through December 31, 2024 (Successor), January 1, 2024 through May 23, 2024 (Predecessor), and January 1, 2023 through December 31, 2023 (Predecessor):

	Successor	Predecessor	Predecessor
	Period from May 24, 2024 through December 31, 2024	Period from January 1, 2024 to May 23, 2024	Year ended December 31, 2023
Cash flows provided by (used in):
Operating activities	$(623,700)	$195,900	$2,730,000
Investing activities	1,410,500	(32,100)	(132,700)
Financing activities	(472,100)	(84,700)	(2,693,200)
Net change in cash	$314,700	$79,100	$(95,900)

Operating activities

Cash used in operating activities was $0.6 million for the period from May 24, 2024 through December 31, 2024 (Successor), and reflects net loss and changes in working capital primarily driven by receivables.

Cash provided by operating activities was $0.2 million for the period from January 1, 2024 through May 23, 2024 (Predecessor), and reflects net loss and changes in working capital.

Cash provided by operating activities was $2.7 million for the twelve months ended December 31, 2023 (Predecessor), and reflects net income and changes in working capital.

Investing activities

Cash provided by investing activities was $1.4 million for May 24, 2024, through December 31, 2024 (Successor). Activity consisted primarily of acquired cash as a result of the GSC Transaction.

There was minimal cash used in investing activities for the period from January 1, 2024 through May 23, 2024 (Predecessor).

Cash used in investing activities was $0.1 million for the twelve months ended December 31, 2023 (Predecessor), driven by purchases of property and equipment.

Financing activities

Cash used in financing activities was $0.5 million for May 24, 2024 through December 31, 2024 (Successor), driven by repayments of promissory notes payable and Navitas’s member distributions, offset by borrowings on our line of credit and a financial institute note payable.

Cash used in financing activities was $0.1 million for January 1, 2024, through May 23, 2024, and reflects member distributions.

Cash used in financing activities was $2.7 million for the twelve months ending December 31, 2023, and reflects payments on a related party note.

Liquidity and Capital Resources

As of September 30, 2025, we had retained earnings of $6.1 million. As of December 31, 2024, we had retained earnings of $5.2 million, which included a net loss of $0.3 million for the period from May 24, 2024 through December 31, 2024 (Successor), and net loss of $0.5 million for the period from January 1, 2024 through May 23, 2024 (Predecessor). We anticipate net income through the end of 2025 to result in a net equity position.

As of September 30, 2025 and December 31, 2024, we had $1.1 million and $0.3 million, respectively, of cash-on-hand, and total net working capital of a $1.8 million deficit and $4.7 million, respectively, for the same periods. Net working capital as of September 30, 2025 is negative as a result of $8.5 million in notes payable with maturities within the next year. As of October 8, 2025, we had access to up to $3.0 million of advances under our line of credit, of which $1.0 million had been utilized as of such date. As of December 31, 2024, we had access to up to $2.0 million of advances under our line of credit, of which $0.2 million had been utilized as of such date. We have no significant unused sources of liquid assets outside of our working capital.

In addition to our cash and cash equivalents, our sources of liquidity at September 30, 2025 are set forth below. It is anticipated that all historical and outstanding Navitas debt will be repaid in connection with the closing of the Navitas Acquisition.

●

We have a $2,000,000 line of credit with a financial institution that matures May 2026. Subsequent to September 30, 2025, the Company increased the line of credit to $3,000,000. The line of credit bears interest at a base rate or Secured Overnight Financing Rate (“SOFR”), plus an applicable margin, 8.50% on September 30, 2025. The line of credit requires quarterly interest payments, with the outstanding balance due upon maturity. The line of credit is collateralized by substantially all of the assets of the Company and requires compliance with certain restrictive financial covenants.

●

We have a note payable with a financial institution that matures May 2026. The note bears interest at a base rate or SOFR, plus an applicable margin, 7.51% on September 30, 2025. The note requires quarterly principal and interest payments, with the outstanding balance due upon maturity. The note is collateralized by substantially all of the assets of the Company and requires compliance with certain restrictive financial covenants.

●

We have a promissory note with a Class D Unit holder of Navitas that was initially entered into in 2016, and subsequently amended on May 24, 2024, with the maturity date extended to September 2026. Interest is charged at 8% per annum based on the outstanding principal, paid in cash, and 5% paid in kind, compounding on a quarterly basis. The paid-in-kind interest will be accrued as part of the outstanding principal amount of the note, and cash interest is quarterly. Accumulated principal is due on maturity. The note requires compliance with certain restrictive financial covenants and is subordinated to the financial institution debt.

Our future capital requirements will depend on many factors, including our growth rate, the continued expansion of sales and marketing activities, the enhancement of our product platforms, the introduction of new products, as well as economic and market trends. Recent and expected working and other capital requirements, in addition to the matters above, also include the items described below:

●

We have a lease arrangement for corporate office space. As of September 30, 2025, we had fixed lease payment obligations of $0.5 million, with $0.2 million payable within 12 months. As of December 31, 2024, we had fixed lease payment obligations of $0.5 million, with $0.2 million payable within 12 months.

●

As of September 30, 2025, $15.7 million of current liabilities were accrued related to short-term operating activities and personnel costs, excluding the aforementioned current lease liabilities. As of December 31, 2024, $5.1 million of current liabilities were accrued related to short-term operating activities and personnel costs, excluding the aforementioned current lease liabilities.

●

Marketing and advertising expenditures was $0.9 million for the nine months ended September 30, 2025 (Successor), $0.3 million for the period from May 24, 2024 through September 30, 2024 (Successor), $0.4 million for the period from May 24, 2024 through December 31, 2024 (Successor), $0.4 million for the period from January 1, 2024 through May 23, 2024 (Predecessor), and $1.0 million in 2023 (Predecessor). We expect to continue to invest in these activities as part of the strategic expansion of sales volume, with increased investment in shopper-marketing activities which have provided customer growth in 2025 year-to-date.

●

The prices of various commodities, such as cacao products, have increased in the last twelve months. These inflationary pressures have impacted our working capital and our margins. We have implemented price increases to mitigate the impact of these increased costs on margins, and have seen no resulting adverse impact on velocities.

We continue to monitor macroeconomic trends and uncertainties such inflation of commodity costs, the effects of tariffs, and the potential imposition of modified or additional tariffs, which may have adverse effects on net sales and margins. As a result of the tariffs announced by the U.S. presidential administration, and potential tariff modifications or the imposition of tariffs or export controls by other countries, we have experienced some commodity cost volatility and anticipate that there could be increased supply chain challenges and consumer and economic uncertainty due to rapid changes in global trade policies in the future. Based on preliminary analysis of the potential effects of the announced tariffs, as well as those reciprocal tariffs eliminated in November 2025 on some of our most meaningful commodities including cacao, along with other factors, we do not expect these factors to result in a material negative effect on our net sales or profitability for the remainder of fiscal year 2025. We are continuing to evaluate these factors and their potential effects as well as our ability to potentially offset all or a portion of cost increases through pricing actions and cost savings efforts for fiscal year 2026 planning. Economic pressures on customers and consumers, including the challenges of high inflation and the effects of increased tariffs, may negatively affect our net sales and profitability in the future.

The Company has debt obligations maturing in May and September of 2026. In the absence of either a refinance or extension of the maturity date, there is uncertainty regarding Company’s ability to meet these obligations when due. However, on December 21, 2025, the Company entered into the Acquisition Agreement. We believe that the proceeds from the Navitas Acquisition will provide sufficient liquidity to satisfy the upcoming debt maturities.

If the sale does not close as anticipated, we plan to either refinance or extend the maturities of the existing debt obligations. The Company is currently in discussions with its lenders regarding potential refinancing options.

Given these circumstances, there is substantial doubt about the Company’s ability to continue as a going concern.

Critical Accounting Estimates

The preparation of financial statements and related disclosures in conformity with U.S. generally accepted accounting principles and our management’s discussion and analysis of our financial condition and operating results require our management to make judgments, assumptions and estimates that affect the amounts reported.

Revenue

Revenues primarily consist of the sale of goods that are sold to retailers and distributors through direct sales forces and distributor arrangements. These revenue contracts generally have single performance obligations. Revenue, which includes shipping and handling charges billed to the customer, is reported net of variable consideration and consideration payable to customers, including applicable discounts, returns, allowances, trade promotion, and other costs. Amounts billed and due from customers are classified as receivables and require payment on a short-term basis; therefore, the Company does not have any significant financing components.

Revenue is recognized when the performance obligation is satisfied by transferring control of the products to customers. Control is transferred upon delivery of the product to the customer or the pickup of the product by the customer. Shipping and/or handling costs that occur before or after the customer obtains control of the goods are deemed to be fulfillment activities and are accounted for as fulfillment costs. The Company assesses the products promised in customers’ purchase orders and identifies a performance obligation for each promise to transfer a product that is distinct.

The Company offers various forms of trade promotions, and the methodologies for determining these provisions are dependent on customer pricing and promotional practices, which range from contractually fixed percentage price reductions to provisions based on actual occurrence or performance. The costs of these activities are recognized at the time the related revenue is recorded, which normally precedes the actual cash expenditure. The recognition of these costs, therefore, requires management judgment regarding the volume of promotional offers that will be redeemed by either the distributor or retailer. These estimates are made using various techniques, including historical data, on performance of similar promotional programs. Differences between estimated expense and actual redemptions are recognized as a change in management estimate in a subsequent period. The Company has not identified any incremental costs to obtain a contract and does not incur significant fulfillment costs requiring capitalization.

Goodwill and intangible assets

The Company evaluates the impairment of its goodwill annually or more frequently when events or changes in circumstances indicate that goodwill may be impaired. Goodwill is required to be evaluated for impairment at the reporting unit level, which represents the operating segment level or one level below the operating segment level for which discrete financial information is available. If the Company believes that, as a result of its qualitative assessment, it is more likely than not that the fair value of a reporting unit is less than its carrying amount, the quantitative impairment test is required. The quantitative test involves comparing the fair value of each reporting unit with its carrying amount, including goodwill. If the carrying amount of a reporting unit exceeds its fair value, an impairment loss is recorded as a reduction to goodwill with a corresponding charge to earnings in the period the goodwill is determined to be impaired.

Long-lived assets and definite life intangible assets are evaluated for impairment whenever events or changes in circumstances indicate the carrying value may not be recoverable. Examples include a significant adverse change in the extent or manner in which we use the asset, a change in its physical condition, or an unexpected change in financial performance. When evaluating long-lived assets and definite life intangible assets for impairment, we compare the carrying value of the asset to the asset’s estimated undiscounted future cash flows. An impairment is indicated if the estimated future cash flows are less than the carrying value of the asset. The impairment is the excess of the carrying value over the fair value of the asset.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

On December 21, 2025, Laird Superfood, Inc. (“Laird Superfood,” “Laird” or the “Company”) entered into a securities purchase agreement (the “Acquisition Agreement”) with Encore Consumer Capital Fund II, LP (“Encore”), Advantage Capital Agribusiness Partners, L.P. (“Advantage Capital”), The Ira and Joanna Haber Family Trust Dated October 5, 2015 (the “Haber Family Trust” and together with Encore and Advantage Capital, the “Sellers”), and solely with respect to Section 12.16 thereof, Global Superfoods Corp. (“GSC”). Pursuant to the terms of the Acquisition Agreement, and following the receipt of stockholder approval, the Company will acquire, directly or indirectly, (i) all of the issued and outstanding units of Navitas LLC (“Navitas”) from the Sellers and (ii) all of the issued and outstanding capital stock of GSC from Encore (Navitas and GSC collectively, the “Target”) for cash consideration of $38.5 million subject to customary purchase price adjustments, including a working capital adjustment (the “Navitas Acquisition”).

Concurrently with the signing of the Acquisition Agreement, on December 21, 2025, the Company entered into an investment agreement (as amended on January 30, 2026, the “Investment Agreement”) with Gateway Superfood NSSIII Investment, LLC (“Gateway III”) and Gateway Superfood NSSIV Investment, LLC (“Gateway IV” and together with Gateway III, the “Investor”), which Investor is an affiliate of Nexus Capital Management LP (“Nexus”). Pursuant to the terms of the Investment Agreement, the Investor agreed to purchase an aggregate of 50,000 initial shares (the “Initial Shares”) of a newly created series of the Company’s preferred stock, Series A Preferred Stock (“Preferred Stock”), at a purchase price of $1,000 per share for gross proceeds of $50.0 million at the closing of the Navitas Acquisition (the “Financing”). The Preferred Stock will be convertible, at the option of the holder, into shares of the Company’s common stock at a fixed conversion price of $3.57 (subject to certain customary anti-dilution adjustments), will have a cumulative and compounding dividend at a rate of 5% per annum, and vote on an as-converted basis with the Company’s common stock. Pursuant to the Investment Agreement, the Company has the option, until 270 days following the closing of the Financing (or, if on such 270th day the Company is engaged in discussions with one or more counterparties regarding a potential acquisition or other strategic transaction, 360 days), to require Nexus to purchase, upon the same terms, up to an additional 60,000 shares of Preferred Stock (the “Additional Shares”). The proceeds of the Additional Shares must be for a minimum of $25.0 million and must be used for a substantially concurrent strategic transaction (with any remaining proceeds following such strategic transaction to be used for general corporate purposes). Following the issuance of the Initial Shares, Nexus would hold Preferred Stock convertible into 56.7% of the Company’s issued and outstanding common stock (or 74.2% of the Company’s issued and outstanding common stock assuming the issuance of the Additional Shares). As a result, Nexus will be able to exert significant influence over the outcome of governance matters, including the election and removal of directors.

The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X.

The unaudited pro forma condensed combined balance sheet as of September 30, 2025 gives effect to the Navitas Acquisition and the Financing as if those transactions had been completed on September 30, 2025 and combines the condensed consolidated balance sheet of the Company as of September 30, 2025 with the Target’s condensed consolidated balance sheet as of September 30, 2025.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2024 and the nine months ended September 30, 2025 give effect to the Navitas Acquisition and the Financing as if those transactions had occurred on January 1, 2024 and combines the historical results of Laird and the Target. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2024 combines the consolidated statement of operations of Laird for the year ended December 31, 2024 and the Target’s consolidated statement of operations for the periods from May 24, 2024 to December 31, 2024 (Successor) and January 1, 2024 to May 23, 2024 (Predecessor). The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2025 combines the condensed consolidated statement of operations of Laird for the nine months ended September 30, 2025 and the Target’s condensed consolidated statement of operations for the nine months ended September 30, 2025.

The historical financial statements of the Company and Target have been adjusted in the accompanying unaudited pro forma condensed combined financial information to give effect to pro forma events that are transaction accounting adjustments which are necessary to account for the Navitas Acquisition and the Financing, in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). The unaudited pro forma adjustments are based upon available information and certain assumptions that the Company’s management believes are reasonable.

The unaudited pro forma condensed combined financial information should be read in conjunction with:

●	The accompanying notes to the unaudited pro forma condensed combined financial information;

●

The historical audited financial statements of Laird Superfood as of and for the year ended December 31, 2024 and the related notes, included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024;

●

The historical unaudited financial statements of Laird Superfood as of and for the nine months ended September 30, 2025 and the related notes, included in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2025;

●

The historical audited financial statements of the Target as of December 31, 2024 and for the periods from May 24, 2024 to December 31, 2024 (Successor) and January 1, 2024 to May 23, 2024 (Predecessor) and the related notes, included in this Proxy Statement; and

●	The historical unaudited financial statements of the Target as of and for the nine months ended September 30, 2025 and the related notes, included in this Proxy Statement.

The unaudited pro forma consolidated condensed financial information presented is for informational purposes only and is not necessarily indicative of the financial position or results of operations that would have been realized if the Navitas Acquisition and the Financing had been completed on the dates set forth above, nor is it indicative of the future results or financial position of the combined company.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

As of September 30, 2025

	Laird Superfood Inc. As of September 30, 2025	Target Reclassified As of September 30, 2025 (Note 2A)	Acquisition Transaction Accounting Adjustments (Note 4)	Note	Financing Transaction Accounting Adjustments (Note 4)	Note	Pro Forma Combined
Assets
Current assets
Cash, cash equivalents, and restricted cash	$5,282,232	$1,056,800	$(41,229,350)	(a)	$49,006,250	(j)	$14,115,932
Accounts receivable, net	1,983,808	4,453,600	-		-		6,437,408
Inventory	9,978,913	7,830,700	129,000	(b)	-		17,938,613
Prepaid expenses and other current assets	1,148,075	687,300	-		-		1,835,375
Total current assets	18,393,028	14,028,400	(41,100,350)		49,006,250		40,327,328
Noncurrent assets
Property and equipment, net	63,887	111,900	-		-		175,787
Intangible assets, net	120,000	13,331,000	6,669,000	(c)	-		20,120,000
Goodwill	-	18,498,700	(2,101,414)	(d)	-		16,397,286
Related party license agreements	132,100	-	-		-		132,100
Right-of-use assets	148,722	519,600	-		-		668,322
Other noncurrent assets	-	31,200	-		-		31,200
Total noncurrent assets	464,709	32,492,400	4,567,586		-		37,524,695
Total assets	$18,857,737	$46,520,800	$(36,532,764)		$49,006,250		$77,852,023
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$2,535,222	$4,204,900	$-		$-		$6,740,122
Accrued expenses	3,253,740	1,904,700	-		-		5,158,440
Related party liabilities	81,280	-	-		-		81,280
Lease liabilities, current portion	108,350	156,000	-		-		264,350
Line of credit	-	1,040,000	(1,040,000)	(e)	-		-
Notes payable, current maturities	-	8,523,900	(8,523,900)	(e)	-		-
Total current liabilities	5,978,592	15,829,500	(9,563,900)		-		12,244,192
Lease liabilities	70,802	384,200	-		-		455,002
Deferred tax liability	-	1,672,300	(1,672,300)	(f)	-		-
Total liabilities	6,049,394	17,886,000	(11,236,200)		-		12,699,194
Mezzanine equity
Redeemable non-controlling interest	-	77,000	(77,000)	(g)	-		-
Preferred stock	-	-	-		49,006,250	(j)	49,006,250
Total mezzanine equity	-	77,000	(77,000)		49,006,250		49,006,250
Stockholders’ equity
Common stock	10,673	-	-		-		10,673
Additional paid-in capital	122,409,406	22,000,000	(22,000,000)	(h)	-		122,409,406
Retained earnings (accumulated deficit)	(109,611,736)	6,102,800	(2,764,564)	(i)	-		(106,273,500)
Non-controlling interest	-	455,000	(455,000)	(g)	-		-
Total stockholders’ equity	12,808,343	28,557,800	(25,219,564)		-		16,146,579
Total liabilities, mezzanine equity, and stockholders’ equity	$18,857,737	$46,520,800	$(36,532,764)		$49,006,250		$77,852,023

See the accompanying notes to the unaudited pro forma condensed combined financial information.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2025

	Laird Superfood Inc. For the Nine Months Ended September 30, 2025	Target Reclassified For the Nine Months Ended September 30, 2025 (Note 2B)	Acquisition Transaction Accounting Adjustments (Note 5A)	Note	Financing Transaction Accounting Adjustments (Note 5A)	Note	Pro Forma Combined
Sales, net	$36,540,663	$32,122,300	$-		$-		$68,662,963
Cost of goods sold	(22,175,938)	(21,509,700)	(150,000)	(a)	-		(43,835,638)
Gross profit	14,364,725	10,612,600	(150,000)		-		24,827,325
General and administrative
Salaries, wages, and benefits	3,348,560	3,212,601	-		-		6,561,161
Other general and administrative	3,797,556	1,279,648	-		-		5,077,204
Total general and administrative expenses	7,146,116	4,492,249	-		-		11,638,365
Sales and marketing
Marketing and advertising	5,394,695	2,310,337	871,850	(b)	-		8,576,882
Selling	3,197,735	1,941,714	375,000	(c)	-		5,514,449
Related party marketing agreements	239,257	-	-		-		239,257
Total sales and marketing expenses	8,831,687	4,252,051	1,246,850		-		14,330,588
Total operating expenses	15,977,803	8,744,300	1,246,850		-		25,968,953
Operating income (loss)	(1,613,078)	1,868,300	(1,396,850)		-		(1,141,628)
Other income (expense)	147,656	(714,000)	718,200	(d)	-		151,856
Income (loss) before income taxes	(1,465,422)	1,154,300	(678,650)		-		(989,772)
Income tax expense	(28,004)	(289,200)	-		-		(317,204)
Net income (loss)	(1,493,426)	865,100	(678,650)		-		(1,306,976)
Dividends on redeemable preferred stock	-	-	-		1,995,257	(e)	1,995,257
Net income (loss) available to the common shareholders	$(1,493,426)	$865,100	$(678,650)		$(1,995,257)		$(3,302,233)
Net loss per share:
Basic and diluted	$(0.14)						$(0.31)
Weighted-average shares of common stock outstanding used in computing net loss per share of common stock, basic and diluted	10,513,356						10,513,356

See the accompanying notes to the unaudited pro forma condensed combined financial information.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2024

	Laird Superfood, Inc. For the Year Ended December 31, 2024	Target Reclassified For the Period from May 24, 2024 to December 31, 2024 (Successor) (Note 2C)	Target Reclassified For the Period from January 1, 2024 to May 23, 2024 (Predecessor) (Note 2D)	Acquisition Transaction Accounting Adjustments (Note 5B)	Note	Financing Transaction Accounting Adjustments (Note 5B)	Note	Pro Forma Combined
Sales, net	$43,295,137	$23,686,300	$12,720,400	$-		$-		$79,701,837
Cost of goods sold	(25,607,556)	(16,640,600)	(8,041,300)	(329,000)	(a)	-		(50,618,456)
Gross profit	17,687,581	7,045,700	4,679,100	(329,000)		-		29,083,381
General and administrative
Salaries, wages, and benefits	4,367,976	2,719,331	2,663,491	-		-		9,750,798
Other general and administrative	4,931,033	1,376,516	630,297	1,226,250	(b)	-		8,164,096
Total general and administrative expenses	9,299,009	4,095,847	3,293,788	1,226,250		-		17,914,894
Sales and marketing
Marketing and advertising	6,484,611	1,519,027	802,849	1,440,400	(c)	-		10,246,887
Selling	3,825,992	1,185,726	714,363	500,000	(d)	-		6,226,081
Related party marketing agreements	251,061	-	-	-		-		251,061
Total sales and marketing expenses	10,561,664	2,704,753	1,517,212	1,940,400		-		16,724,029
Total operating expenses	19,860,673	6,800,600	4,811,000	3,166,650		-		34,638,923
Operating income (loss)	(2,173,092)	245,100	(131,900)	(3,495,650)		-		(5,555,542)
Other income (expense)	413,255	(599,600)	(324,100)	923,700	(e)	-		413,255
Loss before income taxes	(1,759,837)	(354,500)	(456,000)	(2,571,950)		-		(5,142,287)
Income tax benefit (expense)	(60,324)	81,000	-	4,564,486	(f)	-		4,585,162
Net income (loss)	(1,820,161)	(273,500)	(456,000)	1,992,536		-		(557,125)
Dividends on redeemable preferred stock	-	-	-	-		2,547,267	(g)	2,547,267
Net loss available to the common shareholders	$(1,820,161)	$(273,500)	$(456,000)	$1,992,536		$(2,547,267)		$(3,104,392)
Net loss per share:
Basic and diluted	$(0.18)							$(0.31)
Weighted-average shares of common stock outstanding used in computing net loss per share of common stock, basic and diluted	9,946,733							9,946,733

See the accompanying notes to the unaudited pro forma condensed combined financial information.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Note 1 - Basis of Presentation

The unaudited pro forma condensed combined financial information and related notes are prepared in accordance with Article 11 of Regulation S-X, as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses”.

The Company and the Target’s historical financial statements were prepared in accordance with U.S. GAAP and presented in U.S. dollars. As discussed in Note 2, certain reclassifications were made to align the Company and the Target’s financial statement presentation. The Company is currently in the process of evaluating the Target’s accounting policies, which will be finalized upon completion of the Navitas Acquisition, or as more information becomes available. As a result of that review, additional differences could be identified between the accounting policies of the Company and the Target. With the information currently available, the Company has determined that no significant adjustments are necessary to conform the Target’s financial statements to the accounting policies used by the Company.

The unaudited pro forma condensed combined balance sheet as of September 30, 2025, the unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2025, and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2024, presented herein, are based on the historical financial statements of the Company and the Target.

The unaudited pro forma condensed combined balance sheet as of September 30, 2025 is presented as if the Navitas Acquisition and Financing had occurred on September 30, 2025 and combines the historical balance sheet of the Company as of September 30, 2025 with the historical balance sheet of the Target as of September 30, 2025.

The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2025 has been prepared as if the Navitas Acquisition and the Financing had occurred on January 1, 2024 and combines the Company’s historical statement of operations for the nine months ended September 30, 2025 with the Target’s historical statement of operations for the nine months ended September 30, 2025. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2024 has been prepared as if the Navitas Acquisition and the Financing had occurred on January 1, 2024 and combines the Company’s historical statement of operations for the year ended December 31, 2024 with the Target’s historical statement of operations for the periods from May 24, 2024 to December 31, 2024 (Successor) and January 1, 2024 to May 23, 2024 (Predecessor).

The unaudited pro forma condensed combined financial information does not reflect any anticipated synergies or dissynergies, operating efficiencies or cost savings that may result from the Navitas Acquisition or any acquisition and integration costs that may be incurred. The pro forma adjustments represent management’s best estimates and are based upon currently available information and certain assumptions that the Company believes are reasonable under the circumstances. The Company is not aware of any material transactions between the Company and the Target during the periods presented. Accordingly, adjustments to eliminate transactions between the Company and the Target have not been reflected in the unaudited pro forma condensed combined financial information.

The Navitas Acquisition is being accounted for as a business combination using the acquisition method with the Company as the accounting acquirer in accordance with Accounting Standards Codification (“ASC”) Topic 805, Business Combinations (“ASC 805”). In accordance with ASC 805, the aggregate purchase consideration, the assets acquired, and the liabilities assumed are recorded based upon their estimated fair values at the date of completion of the Navitas Acquisition. Any differences between the estimated fair value of the consideration transferred and the estimated fair value of the assets acquired and liabilities assumed will be recorded as goodwill.

The pro forma adjustments represent management’s estimates based on information available as of the date of this filing and are subject to change as additional information becomes available and additional analyses are performed. For purposes of the unaudited pro forma condensed combined balance sheet, the amounts of the estimated acquisition consideration, the assets acquired, and the liabilities assumed of the Target are based upon management’s preliminary estimate of their fair values. The Company has not completed the valuation analysis and calculations in sufficient detail necessary to arrive at the required estimates of the fair value of the assets to be acquired or liabilities assumed. Accordingly, the estimated fair values reflected in the unaudited pro forma condensed combined financial information are preliminary and subject to revision based on a final determination of fair value as additional information becomes available and as additional analyses are performed. The pro forma adjustments represent Laird Superfood management’s best estimates and are based upon currently available information and certain assumptions that the Company believes are reasonable under the circumstances.

Note 2 – Reclassification Adjustments

During the preparation of this unaudited pro forma condensed combined financial information, management performed a preliminary analysis of the Target’s financial information to identify differences in financial statement presentation as compared to the presentation of the Company. Certain reclassification adjustments have been made to conform the Target’s historical financial statement presentation to the Company’s financial statement presentation. Following the closing of the Navitas Acquisition, the combined company will finalize the review of the reclassifications, which could be materially different from the amounts set forth in the unaudited pro forma condensed combined financial information presented herein.

A)	Refer to the table below for a summary of changes made to financial statement line item captions to present the Target’s balance sheet as of September 30, 2025 to conform with that of the Company’s:

Presentation in Target Historical Financial Statements	Presentation in Unaudited Pro Forma Condensed Combined Financial Information	Target Condensed Consolidated Balances As of September 30, 2025	Reclassifications	Target Reclassified As of September 30, 2025
Cash and cash equivalents	Cash, cash equivalents, and restricted cash	$1,056,800	$-	$1,056,800
Accounts receivable, net of allowance for doubtful accounts	Accounts receivable, net	4,453,600	-	4,453,600
Inventories	Inventory	7,830,700	-	7,830,700
Prepaid expenses and other current assets	Prepaid expenses and other current assets	687,300	-	687,300
Property and equipment, net	Property and equipment, net	111,900	-	111,900
Intangible assets, net	Intangible assets, net	13,331,000	-	13,331,000
Goodwill	Goodwill	18,498,700	-	18,498,700
Operating right-of-use assets	Right-of-use assets	519,600	-	519,600
Other assets	Other noncurrent assets	31,200	-	31,200
Accounts payable	Accounts payable	4,204,900	-	4,204,900
Accrued liabilities	Accrued expenses	1,904,700	-	1,904,700
Operating lease liabilities, current maturities	Lease liabilities, current portion	156,000	-	156,000
Line of credit	Line of credit	1,040,000	-	1,040,000
Notes payable, current maturities	Notes payable, current maturities	8,523,900	-	8,523,900
Operating lease liabilities, net of current maturities	Lease liabilities	384,200	-	384,200
Deferred tax liability	Deferred tax liability	1,672,300	-	1,672,300
Redeemable non-controlling interest	Redeemable non-controlling interest	77,000	-	77,000
Common stock	Common stock	-	-	-
Additional paid-in capital	Additional paid-in capital	22,000,000	-	22,000,000
Retained earnings	Retained earnings (accumulated deficit)	6,102,800	-	6,102,800
Non-controlling interest	Non-controlling interest	455,000	-	455,000

B)

Refer to the table below for a summary of reclassification adjustments made to present the Target’s statement of operations for the nine months ended September 30, 2025 to conform with that of the Company’s:

Presentation in Target Historical Financial Statements	Presentation in Unaudited Pro Forma Condensed Combined Financial Statements	Target Consolidated Amounts For the Nine Months Ended September 30, 2025	Reclassifications	Note	Target Reclassified For the Nine Months Ended September 30, 2025
Net sales	Sales, net	$32,122,300	$-		$32,122,300
Cost of sales	Cost of goods sold	21,509,700	-		21,509,700
Selling, general, and administrative		7,994,500	(7,994,500)	(1)	-
Depreciation and amortization		588,700	(588,700)	(2)	-
Other		161,100	(161,100)	(3)	-
	Salaries, wages, and benefits	-	3,212,601	(1)	3,212,601
	Other general and administrative	-	1,279,648	(1), (2), (3)	1,279,648
	Marketing and advertising	-	2,310,337	(1), (2)	2,310,337
	Selling	-	1,941,714	(1)	1,941,714
Interest expense		(718,200)	718,200	(4)	-
Other income, net		4,200	(4,200)	(4)	-
	Other income (expense)	-	(714,000)	(4)	(714,000)
Income tax benefit (expense)	Income tax expense	(289,200)	-		(289,200)

(1)

 Reclassification of selling, general, and administrative for $7,994,500 to salaries, wages, and benefits for $3,212,601, to other general and administrative for $1,064,248, to marketing and advertising for $1,775,937, and to selling for $1,941,714.

(2)	Reclassification of depreciation and amortization for $588,700 to other general and administrative for $54,300 and to marketing and advertising for $534,400.

(3)	Reclassification of other to other general and administrative.

(4)	Reclassification of interest expense and other income, net to other income (expense).

C)

Refer to the table below for a summary of the reclassification adjustments made to present the Target’s statement of operations for the period from May 24, 2024 to December 31, 2024 (Successor) to conform with that of the Company’s:

Presentation in Target Historical Financial Statements	Presentation in Unaudited Pro Forma Condensed Combined Financial Statements	Target Consolidated Amounts For the Period from May 24, 2024 to December 31, 2024 (Successor)	Reclassifications	Note	Target Reclassified For the Period from May 24, 2024 to December 31, 2024 (Successor)
Net sales	Sales, net	$23,686,300	$-		$23,686,300
Cost of sales	Cost of goods sold	16,640,600	-		16,640,600
Selling, general, and administrative		6,259,200	(6,259,200)	(1)	-
Depreciation and amortization		524,600	(524,600)	(2)	-
Other		16,800	(16,800)	(3)	-
	Salaries, wages, and benefits	-	2,719,331	(1)	2,719,331
	Other general and administrative	-	1,376,516	(1), (2), (3)	1,376,516
	Marketing and advertising	-	1,519,027	(1), (2)	1,519,027
	Selling	-	1,185,726	(1)	1,185,726
Interest expense	Other income (expense)	(599,600)	-		(599,600)
Income tax benefit	Income tax benefit (expense)	81,000	-		81,000

(1)

Reclassification of selling, general, and administrative for $6,259,200 to salaries, wages, and benefits for $2,719,331, to other general and administrative for $1,269,716, to marketing and advertising for $1,084,427, and to selling for $1,185,726.

(2)	Reclassification of depreciation and amortization for $524,600 to other general and administrative for $90,000 and to marketing and advertising for $434,600.

(3)	Reclassification of other to other general and administrative.

D)

Refer to the table below for a summary of the reclassification adjustments made to present the Target’s statement of operations for the period from January 1, 2024 to May 23, 2024 (Predecessor) to conform with that of the Company’s:

Presentation in Target Historical Financial Statements	Presentation in Unaudited Pro Forma Condensed Combined Financial Statements	Target Consolidated Amounts For the Period from January 1, 2024 to May 23, 2024 (Predecessor)	Reclassifications	Note	Target Reclassified for the Period from January 1, 2024 to May 23, 2024 (Predecessor)
Net sales	Sales, net	$12,720,400	$-		$12,720,400
Cost of sales	Cost of goods sold	8,041,300	-		8,041,300
Selling, general, and administrative		4,739,500	(4,739,500)	(1)	-
Depreciation and amortization		56,000	(56,000)	(2)	-
Other		15,500	(15,500)	(3)	-
	Salaries, wages, and benefits	-	2,663,491	(1)	2,663,491
	Other general and administrative	-	630,297	(1), (2), (3)	630,297
	Marketing and advertising	-	802,849	(1)	802,849
	Selling	-	714,363	(1)	714,363
Interest expense	Other income (expense)	(324,100)	-		(324,100)

(1)

 Reclassification of selling, general, and administrative for $4,739,500 to salaries, wages, and benefits for $2,663,491, to other general and administrative for $558,797, to marketing and advertising for $802,849, and to selling for $714,363.

(2)	Reclassification of depreciation and amortization to other general and administrative.

(3)	Reclassification of other to other general and administrative.

Note 3 – Preliminary Acquisition Accounting

Estimated Aggregate Purchase Consideration

The following table summarizes the preliminary estimated aggregate purchase consideration for the Navitas Acquisition:

Amount
Estimated cash paid to sellers of the Target, including payment of seller transaction expenses	$29,689,200
Estimated repayment of Target's debt	9,563,900
Cash paid to escrow for general representations and warranties	750,000
Preliminary estimated aggregate purchase consideration	$40,003,100

Preliminary Aggregate Purchase Consideration Allocation

The assumed accounting for the Navitas Acquisition, including the preliminary aggregate purchase consideration, is based on provisional amounts, and the associated purchase accounting is not final. The preliminary allocation of the purchase price to the acquired assets and assumed liabilities was based upon the preliminary estimate of fair values. For the preliminary estimate of fair values of assets acquired and liabilities assumed of the Target, the Company performed preliminary calculations of value for certain intangible assets, using market participant based assumptions, and assessed publicly available benchmarking information. The Company is expected to use widely accepted income-based, market-based, and cost-based valuation approaches upon finalization of purchase accounting for the Navitas Acquisition. Actual results may differ materially from the assumptions within the accompanying unaudited pro forma condensed combined financial information. The unaudited pro forma adjustments are based upon available information and certain assumptions that the Company believes are reasonable under the circumstances. The purchase price adjustments relating to the Target and the Company combined financial information are preliminary and subject to change, as additional information becomes available and as additional analyses are performed.

The following table summarizes the preliminary aggregate purchase consideration, the assets acquired, and the liabilities assumed, as if the Navitas Acquisition had been completed on September 30, 2025:

Amount
Preliminary estimated aggregate purchase consideration	$40,003,100
Assets acquired:
Cash, cash equivalents, and restricted cash	1,056,800
Accounts receivable	4,453,600
Inventory (i)	7,959,700
Prepaid expenses and other current assets	687,300
Property and equipment	111,900
Intangible assets (ii)	20,000,000
Right-of-use assets	519,600
Other noncurrent assets	31,200
Total assets acquired:	34,820,100
Liabilities assumed:
Accounts payable	4,204,900
Accrued expenses	1,904,700
Lease liabilities, current portion	156,000
Lease liabilities	384,200
Deferred tax liability	4,564,486
Total liabilities assumed:	11,214,286
Net assets acquired	23,605,814
Goodwill	$16,397,286

(i) The unaudited pro forma condensed combined balance sheet has been adjusted to record the Target’s inventories at a preliminary fair value of approximately $7,959,700, an increase of $129,000 from the carrying value. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2024 has been adjusted to recognize additional cost of goods sold related to the increased basis. The additional costs are not anticipated to affect the consolidated condensed statement of operations beyond twelve months after the closing of the Navitas Acquisition.

(ii) Preliminary identifiable intangible assets in the unaudited pro forma condensed combined financial information consists of the following:

	Preliminary Estimated Fair Value	Estimated Useful Life
Brand name	$15,000,000	8 years
Distributor relationships	4,000,000	8 years
Product portfolio	1,000,000	5 years
Total preliminary estimated fair value of intangible assets acquired	$20,000,000

A 10% change in the valuation of intangible assets would cause a corresponding increase or decrease in the amortization expense of $193,125 for the nine months ended September 30, 2025 and $257,500 for the year ended December 31, 2024. Pro forma amortization is preliminary and based on the use of straight-line amortization. The amount of amortization following the Navitas Acquisition may differ significantly between periods based upon the final value assigned and amortization methodology used for each identifiable intangible asset.

Note 4 – Adjustments to the Unaudited Pro Forma Condensed Combined Balance Sheet

Adjustments included in the Acquisition Transaction Accounting Adjustments column and Financing Transaction Accounting Adjustments column in the accompanying unaudited pro forma condensed combined balance sheet as of September 30, 2025 are as follows:

Acquisition Transaction Accounting Adjustments

(a) The change in cash and cash equivalents was determined as follows:

Amount
Preliminary estimated aggregate purchase consideration	$(40,003,100)
Estimated payment of the Company’s acquisition transaction costs	(1,226,250)
Net pro forma acquisition transaction accounting adjustment to cash and cash equivalents	$(41,229,350)

(b) Reflects the preliminary purchase accounting adjustment for inventory based on the acquisition method of accounting as follows:

Amount
Elimination of Target’s inventory carrying value	$(7,830,700)
Preliminary fair value of acquired inventory	7,959,700
Net pro forma acquisition transaction accounting adjustments to inventory	$129,000

(c) Reflects the preliminary purchase accounting adjustment for intangible assets based on the acquisition method of accounting as shown below. Refer to Note 3 above for additional information on the acquired intangible assets expected to be recognized.

Amount
Elimination of Target’s intangible assets carrying value	$(13,331,000)
Preliminary fair value of acquired intangible assets	20,000,000
Net pro forma transaction accounting adjustment to intangible assets	$6,669,000

(d) Reflects the preliminary purchase accounting adjustment for goodwill for estimated acquisition consideration in excess of the fair value of the net assets acquired as follows:

Amount
Elimination of Target’s historical goodwill	$(18,498,700)
Preliminary estimate of goodwill from the Navitas Acquisition	16,397,286
Net pro forma transaction accounting adjustment to goodwill	$(2,101,414)

(e) Reflects the cash settlement of the Target’s line of credit and notes payable that will be paid by the Company upon the closing of the Navitas Acquisition.

(f) Reflects the adjustment to net the Target’s deferred tax liability with the Company’s deferred tax assets and the corresponding release of the Company’s valuation allowance, as the acquired deferred tax liability provides a source of income to realize a portion of the Company’s deferred tax assets.

(g) Reflects the elimination of non-controlling interests attributable to certain membership interests of Navitas LLC resulting from the Company’s acquisition of all issued and outstanding equity interests in the Target.

(h) Reflects the elimination of historical additional paid-in capital of the Target.

(i) The change in retained earnings (accumulated deficit) was determined as follows:

Amount
Elimination of Target’s historical retained earnings	$(6,102,800)
Company’s estimated acquisition transaction-related expense (i)	(1,226,250)
Release of the Company’s valuation allowance (ii)	4,564,486
Net pro forma acquisition transaction accounting adjustment to retained earnings (accumulated deficit)	$(2,764,564)

(i) Represents the Company’s estimated advisory, legal, and other transaction-related expenses related to the Navitas Acquisition that are not reflected in the historical financial statements and reflected as an adjustment through accumulated deficit. No transaction-related expenses were incurred by the Company as of September 30, 2025.

(ii) Represents the release of the Company’s valuation allowance due to the acquired deferred tax liability available as a source of income to realize a portion of the Company’s deferred tax assets.

Financing Transaction Accounting Adjustment

(j) Reflects the issuance of 50,000 Initial Shares of Preferred Stock in the Financing as shown below. The holders of the Preferred Stock will have the right to require the Company to redeem the Preferred Stock in certain circumstances, and therefore, the Initial Shares of Preferred Stock is reflected in mezzanine equity. The evaluation and finalization of accounting conclusions, including but not limited to, classification and potential separate accounting of the option to issue the Additional Shares, and analysis of any potential embedded derivatives, are ongoing and subject to change.

Amount
Issuance of Preferred Stock	$50,000,000
Less: equity issuance costs	(993,750)
Net pro forma financing transaction accounting adjustment to preferred stock	$49,006,250

Note 5 – Pro Forma Adjustments to the Unaudited Pro Forma Condensed Combined Statement of Operations

A)

Adjustments included in the Acquisition Transaction Accounting Adjustments column and Financing Transaction Accounting Adjustments column in the accompanying unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2025 are as follows:

Acquisition Transaction Accounting Adjustments

(a) Reflects the adjustment to cost of goods sold associated with the amortization of the estimated fair value of the product portfolio intangible asset acquired.

(b) Reflects the adjustment to marketing and advertising associated with the amortization of the estimated fair value of the brand name intangible asset acquired.

Amount
Elimination of Target’s historical brand name intangible asset amortization	$(534,400)
Amortization of acquired brand name intangible asset	1,406,250
Net pro forma transaction accounting adjustment to marketing and advertising	$871,850

(c) Reflects the adjustment to selling associated with the amortization of the estimated fair value of the distributor relationships intangible asset acquired.

(d) Reflects the elimination of interest expense resulting from the Company’s repayment of the Target’s line of credit and notes payable at the closing of the Navitas Acquisition.

Financing Transaction Accounting Adjustment

(e) Reflects the adjustment to record the dividends to holders of the Preferred Stock, which accrue dividends at a 5% annual rate, compounded on a quarterly basis.

B)

Adjustments included in the Acquisition Transaction Accounting Adjustments column and Financing Transaction Accounting Adjustments column in the accompanying unaudited pro forma condensed combined statement of operations for the year ended December 31, 2024 are as follows:

Acquisition Transaction Accounting Adjustments

(a) Reflects the increase in cost of goods sold as follows:

Amount
Amortization of certain intangible assets (i)	$200,000
Recognition of cost of goods sold upon sale of inventory (ii)	129,000
Net pro forma acquisition transaction accounting adjustment to cost of goods sold	$329,000

(i) Represents amortization of the estimated fair value of the product portfolio intangible asset acquired.

(ii) Represents the step up in inventory to estimated fair value. The inventory is expected to be sold during the first year after the closing of the Navitas Acquisition.

(b) Reflects the adjustment to other general and administrative associated with the Company’s estimated advisory, legal, and other transaction-related expenses related to the Navitas Acquisition.

(c) Reflects the adjustment to marketing and advertising associated with the amortization of the estimated fair value of the brand name intangible asset acquired as follows:

Amount
Elimination of Target’s historical brand name amortization	$(434,600)
Amortization of acquired brand name intangible asset	1,875,000
Net pro forma transaction accounting adjustment to marketing and advertising	$1,440,400

(d) Reflects the adjustment to selling associated with the amortization of the estimated fair value of the distributor relationships intangible asset acquired.

(e) Reflects the elimination of Target’s historical interest expense for the periods from May 24, 2024 to December 31, 2024 (Successor) and January 1, 2024 to May 23, 2024 (Predecessor) resulting from the Company’s repayment of the Target’s line of credit and notes payable at the closing of the Navitas Acquisition.

(f) Reflects the income tax benefit expected to be recognized at the closing of the Navitas Acquisition resulting from the release of the Company’s valuation allowance, driven by the acquired deferred tax liability available as a source of income to realize a portion of the Company’s deferred tax assets.

Financing Transaction Accounting Adjustment

(g) Reflects the adjustment to record the dividends to holders of the Preferred Stock, which accrue dividends at a 5% annual rate, compounded on a quarterly basis.

Note 6 – Loss Per Share

Pro forma loss per share is calculated based on the historical weighted average shares outstanding, adjusted, if applicable, to reflect the issuance of additional shares in connection with the Navitas Acquisition and the Financing, as if such shares had been outstanding since January 1, 2024. Although the Company expects to issue 50,000 shares of Preferred Stock as part of the Financing, the weighted average shares outstanding used in the pro forma loss per share calculation is consistent with that presented in the Company’s historical financial statements because the Company is in a net loss position and the impact of the conversion of the Preferred Stock into common shares is anti-dilutive.

The computation of pro forma basic and diluted net loss per share attributable to the Company’s common stockholders is as follows:

	For the Nine Months Ended September 30 2025	For the Year Ended December 31 2024
Numerator:
Net loss	$(1,306,976)	$(557,125)
Dividends on redeemable preferred stock	1,995,257	2,547,267
Net loss available to the common stockholders	$(3,302,233)	$(3,104,392)

Denominator:
Weighted-average shares of common stock outstanding	10,513,356	9,946,733

Net loss per share:
Basic and diluted	$(0.31)	$(0.31)

PROPOSAL 2: NON-BINDING, ADVISORY VOTE ON TRANSACTION-RELATED NAMED
EXECUTIVE OFFICER COMPENSATION

Overview

Under Section 14A of the Exchange Act and the applicable SEC rules issued thereunder, we are required to submit a proposal to our stockholders for a non-binding, advisory vote to approve certain compensation that may be paid or become payable to our named executive officers in connection with the Transactions, as discussed in the section titled “Proposal 1: The Stock Issuance Proposal—Quantification of Potential Payments and Benefits to our Named Executive Officers,” including the footnotes to the table and the associated narrative discussion. The Board recommends that stockholders approve the following resolution:

“RESOLVED, that the compensation that may be paid or become payable to the named executive officers of the Company in connection with the Transactions, as disclosed pursuant to Item 402(t) of Regulation S-K in the table in the section of the Proxy Statement titled “Proposal 1: The Stock Issuance Proposal—Quantification of Potential Payments and Benefits to our Named Executive Officers,” including the footnotes to the table and the associated narrative discussion, and the agreements and plans pursuant to which such compensation may be paid or become payable, is hereby APPROVED.”

Vote Required

The vote on the Compensation Proposal is a vote separate and apart from the vote on the Stock Issuance Proposal. Approval of the Compensation Proposal is not a condition to the closing of the Transactions. Because the vote on the Compensation Proposal is advisory only, it will not be binding on the Company. Further, the underlying plans and arrangements are contractual in nature and not, by their terms, subject to stockholder approval. Accordingly, if the Stock Issuance Proposal is approved and the Transactions are consummated, the transaction-related compensation will be payable, subject only to the conditions applicable thereto, regardless of the outcome of the vote on the Compensation Proposal.

The approval of the Compensation Proposal requires the affirmative vote of the holders of a majority of the votes cast on the Compensation Proposal by the holders entitled to vote thereon. Abstentions will have no effect on the Compensation Proposal. Because all of the proposals currently expected to be voted on at the Special Meeting are non-routine matters, we do not expect there to be any broker non-votes at the Special Meeting.

Board Recommendation

The Board of Directors recommends that you vote “FOR” the Compensation Proposal.

PROPOSAL 3: THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow adjournment of the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Stock Issuance Proposal. The presiding chairperson of the Special Meeting also has the power to adjourn the Special Meeting to another date or dates. If a quorum is not present or represented at the Special Meeting, then either (a) the person presiding over the meeting or (b) a majority in voting power of the stockholders entitled to vote at the meeting, present in person, or by remote communication, if applicable, or represented by proxy, are entitled to adjourn the meeting from time to time until a quorum is present or represented. The Special Meeting may be adjourned for up to 30 days without further notice other than by an announcement made at the Special Meeting.

Vote Required

The approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the votes cast on the Adjournment Proposal by the holders entitled to vote thereon. Abstentions will have no effect on the Adjournment Proposal. Because all of the proposals currently expected to be voted on at the Special Meeting are non-routine matters, we do not expect there to be any broker non-votes at the Special Meeting.

Board Recommendation

The Board of Directors recommends that you vote “FOR” the Adjournment Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and accompanying footnotes set forth as of January 28, 2026 certain information regarding the beneficial ownership of shares of our common stock by: (i) each person who is known by us to own beneficially more than 5% of our common stock; (ii) each member of the Board and each of our named executive officers with respect to the year ended December 31, 2024 and (iii) all of our directors and executive officers as a group. Except as otherwise indicated, all common stock is owned directly, the beneficial owners listed in the table below possess sole voting and investment power with respect to the stock indicated and the address for each beneficial owner is c/o Laird Superfood, Inc, 5303 Spine Road, Suite 204, Boulder, Colorado 80301. The applicable percentage ownership is based on 10,698,839 shares of our common stock, excluding shares held by the Company as treasury stock, issued and outstanding as of January 28, 2026.

Name of Beneficial Owner	Number of Outstanding Shares Beneficially Owned	Number of Shares Exercisable Within 60 Days	Number of Shares Beneficially Owned	Percent of Class
Named Executive Officers
Anya Hamill	60,695	127,411	188,106	1.7%
Laird Hamilton	759,027	259,681	1,018,708	9.3%
Jason Vieth	216,077	484,543	700,620	6.3%
Non-Employee Directors
Geoffrey Barker	199,057	-	199,057	1.9%
Patrick Gaston	77,718	-	77,718	*
Greg Graves	51,373	4,647	56,020	*
Grant LaMontagne	75,792	-	75,792	*
Maile Naylor	111,807	4,000	115,807	1.1%
All current directors and executive officers as a group (8 persons)	1,551,546	880,282	2,431,828	21.0%
Other 5% Shareholders
Danone Manifesto Ventures, PBC (1)	857,194	-	857,194	8.0%

*Indicates beneficial ownership of less than 1% of the total outstanding stock.

(1) Based solely on information contained in a Schedule 13G filed on October 2, 2020. Danone Manifesto Ventures, PBC is a wholly owned subsidiary of Danone North America Public Benefit Corporation, which is a wholly owned subsidiary of Compagnie Gervais Danone S.A., which is a wholly owned subsidiary of Danone S.A. Decisions regarding the voting or disposition of shares held by Danone Manifesto Ventures, PBC are made by the management of Danone Manifesto Ventures, PBC, provided that Danone S.A. may be deemed to share voting and dispositive power with respect to the shares held by Danone Manifesto Ventures, PBC. The address of Danone Manifesto Ventures, PBC and Danone North America Public Benefit Corporation is c/o Danone Manifesto Ventures, PBC, 12 West 21st St., 12th Floor, New York, New York 10010, and the address of Danone S.A. and Compagnie Gervais Danone S.A. is c/o Danone S.A., 17 boulevard Haussmann, 75009 Paris, France.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public at the SEC’s website at www.sec.gov. Copies of any of the documents we file with the SEC may be obtained free of charge on our website, the SEC’s website, by contacting 5303 Spine Road, Suite 204, Boulder, Colorado 80301, Attn: Investor Relations or by emailing investors@lairdsuperfood.com.

Information and statements contained in this proxy statement or any annex to this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other annex filed as an exhibit to this proxy statement.

If you would like to request documents from us, please do so at least five business days before the date of the Special Meeting in order to receive timely delivery of such documents prior to the Special Meeting.

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE IT WAS FIRST MAILED, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS SHALL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting. If, however, any other business should properly come before the Special Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”) and the Company’s Bylaws, stockholders may submit proposals for inclusion in our proxy statement for the 2026 annual meeting (the “2026 Proxy Statement”). For a proposal to be considered for inclusion in the 2026 Proxy Statement, the proposal must be submitted in writing to our Corporate Secretary at Laird Superfood, Inc., 5303 Spine Road, Suite 204, Boulder, Colorado, 80301 and must have been received no later than January 15, 2026. However, pursuant to such rule, if the 2026 annual meeting is held on a date that is before May 27, 2026, or after July 26, 2026, then a stockholder proposal submitted for inclusion in our proxy statement for the 2026 annual meeting must be received by us a reasonable time before we begin to print and mail our proxy statement for the 2026 annual meeting.

Stockholders wishing to (i) submit proposals outside the proposal process mandated by Rule 14a-8 to be presented at the 2026 annual meeting or (ii) include director nominees in the Company’s proxy card for the 2026 annual meeting, in each case pursuant to the advanced notice provisions of our Bylaws, the proposal or nomination must be received by our Corporate Secretary between February 26, 2026 and March 28, 2026; provided, however, that if the 2026 annual meeting is not scheduled to be held between May 27, 2026 or August 25, 2026 such stockholder’s notice must be received by the Company at its principal executive offices not later than the close of business on the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made by the Company. The notice must also meet all the requirements set forth in Rule 14a-19(b) under the Exchange Act and in the Company’s Bylaws.

Holders of common stock who wish to have proposals submitted for inclusion in the 2026 Proxy Statement should consult the applicable rules and regulations of the SEC with respect to such proposals, including certain information required to be in the proposal, the permissible number and length of proposals and other matters governed by such rules and regulations, and should also consult our Bylaws.

A copy of the Company’s 2024 Annual Report on Form 10-K (and any exhibits thereto) is available without charge upon written request to 5303 Spine Road, Suite 204, Boulder, Colorado 80301, Attn: Investor Relations or by emailing investors@lairdsuperfood.com.

INDEX TO FINANCIAL INFORMATION

Page
LAIRD SUPERFOOD, INC. FINANCIAL STATEMENTS
Unaudited Financial Statements
Condensed Consolidated Balance Sheets as of September 30, 2025 and December 31, 2024	F-2
Condensed Consolidated Statements of Operations for the Three and Nine Months Ended September 30, 2025 and 2024	F-3
Condensed Consolidated Statements of Stockholder’s Equity for the Three and Nine Months Ended September 30, 2025 and 2024	F-4
Condensed Consolidated Statements of Cash Flows for the Nine Months September 30, 2025 and 2024	F-5
Notes to Condensed Consolidated Financial Statements (Unaudited)	F-6

Audited Financial Statements
Report of Independent Registered Public Accounting Firm (PCAOB #23)	F-24
Consolidated Balance Sheets as of December 31, 2024 and 2023	F-25
Consolidated Statements of Operations for the years ended December 31, 2024 and 2023	F-26
Consolidated Statements of Stockholder’s Equity for the years ended December 31, 2024 and 2023	F-27
Consolidated Statements of Cash Flows for the years ended December 31, 2024 and 2023	F-28
Notes to Consolidated Financial Statements	F-29

GLOBAL SUPERFOODS CORP. FINANCIAL STATEMENTS (SUCCESSOR TO NAVITAS LLC)
Unaudited Financial Statements
Condensed Consolidated Balance Sheets of the Successor as of September 30, 2025 and December 31, 2024	F-48

Condensed Consolidated Statements of Operations of the Successor from January 1, 2025 to September 30, 2025, the Successor from May 24, 2024 to September 30, 2024 and the Predecessor from January 1, 2024 to May 23, 2024

F-49
Condensed Consolidated Statements of Changes in Stockholder’s Equity of the Successor from December 31, 2024 to September 30, 2025, the Successor from May 24, 2024 to September 30, 2024 and the Statement of Members’ Deficit of the Predecessor from December 31, 2023 to May 23, 2024	F-50

Condensed Consolidated Statements of Cash Flows of the Successor from January 1, 2025 to September 30, 2025, the Successor from May 24, 2024 to September 30, 2024 and the Predecessor from January 1, 2024 to May 23, 2024

F-51
Notes to Condensed Consolidated Financial Statements (Unaudited)	F-53

Audited Financial Statements
Report of Independent Auditors for Global Superfoods Corp.	F-67
Report of Independent Auditors for Navitas LLC	F-69
Consolidated Balance Sheets of the Successor as of December 31, 2024 and of the Predecessor as of December 31, 2023	F-71
Consolidated Statements of Operations of the Successor from May 24, 2024 through December 31, 2024, the Predecessor from January 1, 2024 through May 23, 2024 and the Predecessor for the year ended December 31, 2023	F-72
Consolidated Statements of Changes in Stockholder’s Equity of the Successor from May 24, 2024 through December 31, 2024 and the Statement of Members’ Deficit of the Predecessor from December 31, 2023 through May 23, 2024 and the Predecessor for the year ended December 31, 2023	F-73
Consolidated Statements of Cash Flows of the Successor from May 24, 2024 through December 31, 2024, the Predecessor from January 1, 2024 through May 23, 2024 and the Predecessor for the year ended December 31, 2023	F-74
Notes to Consolidated Financial Statements of the Successor and Predecessor	F-77

LAIRD SUPERFOOD, INC.

CONSOLIDATED CONDENSED BALANCE SHEETS

(Unaudited)

	As of
	September 30, 2025	December 31, 2024
Assets
Current assets
Cash, cash equivalents, and restricted cash	$5,282,232	$8,514,152
Accounts receivable, net	1,983,808	1,762,911
Inventory	9,978,913	5,975,676
Prepaid expenses and other current assets	1,148,075	1,713,889
Total current assets	18,393,028	17,966,628
Noncurrent assets
Property and equipment, net	63,887	58,447
Intangible assets, net	120,000	896,123
Related party license agreements	132,100	132,100
Right-of-use assets	148,722	205,703
Total noncurrent assets	464,709	1,292,373
Total assets	$18,857,737	$19,259,001
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$2,535,222	$2,137,760
Accrued expenses	3,253,740	3,642,998
Related party liabilities	81,280	34,947
Lease liabilities, current portion	108,350	105,966
Total current liabilities	5,978,592	5,921,671
Lease liabilities	70,802	140,464
Total liabilities	6,049,394	6,062,135
Stockholders’ equity
Common stock, $0.001 par value, 100,000,000 shares authorized at September 30, 2025 and December 31, 2024; 11,049,489 and 10,673,158 issued and outstanding at September 30, 2025, respectively; and 10,668,705 and 10,292,374 issued and outstanding at December 31, 2024, respectively.	10,673	10,292
Additional paid-in capital	122,409,406	121,304,884
Accumulated deficit	(109,611,736)	(108,118,310)
Total stockholders’ equity	12,808,343	13,196,866
Total liabilities and stockholders’ equity	$18,857,737	$19,259,001

The accompanying notes are an integral part of these unaudited consolidated condensed financial statements.

LAIRD SUPERFOOD, INC.

CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2025	2024	2025	2024
Sales, net	$12,895,662	$11,776,346	$36,540,663	$31,688,938
Cost of goods sold	(8,193,480)	(6,712,214)	(22,175,938)	(18,483,424)
Gross profit	4,702,182	5,064,132	14,364,725	13,205,514
General and administrative
Salaries, wages, and benefits	1,004,766	1,247,066	3,348,560	3,145,282
Other general and administrative	1,694,823	1,377,628	3,797,556	3,785,332
Total general and administrative expenses	2,699,589	2,624,694	7,146,116	6,930,614
Sales and marketing
Marketing and advertising	1,838,393	1,579,763	5,394,695	5,016,446
Selling	1,067,698	1,057,800	3,197,735	2,757,695
Related party marketing agreements	92,084	70,465	239,257	196,532
Total sales and marketing expenses	2,998,175	2,708,028	8,831,687	7,970,673
Total operating expenses	5,697,764	5,332,722	15,977,803	14,901,287
Operating loss	(995,582)	(268,590)	(1,613,078)	(1,695,773)
Other income	27,647	107,891	147,656	321,957
Loss before income taxes	(967,935)	(160,699)	(1,465,422)	(1,373,816)
Income tax expense	(7,131)	(5,421)	(28,004)	(47,902)
Net loss	$(975,066)	$(166,120)	$(1,493,426)	$(1,421,718)
Net loss per share:
Basic and diluted	$(0.09)	$(0.02)	$(0.14)	$(0.14)
Weighted-average shares of common stock outstanding used in computing net loss per share of common stock, basic and diluted	10,664,585	10,256,802	10,513,356	9,831,927

The accompanying notes are an integral part of these unaudited consolidated condensed financial statements.

LAIRD SUPERFOOD, INC.

CONSOLIDATED CONDENSED STATEMENTS OF STOCKHOLDERS’ EQUITY

(Unaudited)

	Stockholders’ Equity
	Common Stock		Additional	Accumulated
	Shares	Amount	Paid-in Capital	Deficit	Total
Balances, January 1, 2025	10,292,374	$10,292	$121,304,884	$(108,118,310)	13,196,866
Stock-based compensation	—	—	508,410	—	508,410
Common stock issuances, net of taxes	117,656	118	(233,899)	—	(233,781)
Stock options exercised	19,000	19	15,441	—	15,460
Net loss	—	—	—	(156,182)	(156,182)
Balances, March 31, 2025	10,429,030	10,429	121,594,836	(108,274,492)	13,330,773
Stock-based compensation	—	—	488,576	—	488,576
Common stock issuances, net of taxes	169,492	169	(88,509)	—	(88,340)
Stock options exercised	45,939	46	5,064	—	5,110
Net loss	—	—	—	(362,178)	(362,178)
Balances, June 30, 2025	10,644,461	10,644	121,999,967	(108,636,670)	13,373,941
Stock-based compensation	—	—	439,450	—	439,450
Common stock issuances, net of taxes	16,352	17	(29,999)	—	(29,982)
Stock options exercised	12,345	12	(12)	—	—
Net loss	—	—	—	(975,066)	(975,066)
Balances, September 30, 2025	10,673,158	$10,673	$122,409,406	$(109,611,736)	$12,808,343

	Stockholders’ Equity
	Common Stock		Additional	Accumulated
	Shares	Amount	Paid-in Capital	Deficit	Total
Balances, January 1, 2024	9,383,622	$9,384	$119,701,384	$(106,298,149)	$13,412,619
Stock-based compensation	—	—	279,565	—	279,565
Common stock issuances, net of taxes	131,103	131	(5,340)	—	(5,209)
Stock options exercised	5,000	5	9,995	—	10,000
Net loss	—	—	—	(1,016,522)	(1,016,522)
Balances, March 31, 2024	9,519,725	9,520	119,985,604	(107,314,671)	12,680,453
Stock-based compensation	—	—	253,708	—	253,708
Common stock issuances, net of taxes	425,097	423	(39,585)	—	(39,162)
Common stock issuance costs	—	—	(73,195)	—	(73,195)
Stock options exercised	164,107	164	21,336	—	21,500
Net loss	—	—	—	(239,076)	(239,076)
Balances, June 30, 2024	10,108,929	10,107	120,147,868	(107,553,747)	12,604,228
Stock-based compensation	—	—	540,425	—	540,425
Common stock issuances, net of taxes	124,233	127	(127)	—	—
Common stock issuance costs	—	—	15,720	—	15,720
Stock options exercised	37,500	37	57,814	—	57,851
Net loss	—	—	—	(166,120)	(166,120)
Balances, September 30, 2024	10,270,662	$10,271	$120,761,700	$(107,719,867)	$13,052,104

The accompanying notes are an integral part of these unaudited consolidated condensed financial statements.

LAIRD SUPERFOOD, INC.

CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS

(Unaudited)

	Nine Months Ended September 30,
	2025	2024
Cash flows from operating activities
Net loss	$(1,493,426)	$(1,421,718)
Adjustments to reconcile net loss to net cash from operating activities:
Depreciation and amortization	186,034	204,419
Stock-based compensation	1,436,436	1,073,698
Provision for inventory obsolescence	515,147	560,519
Impairment of long-lived intangible assets	661,103	—
Other operating activities, net	60,037	141,119
Changes in operating assets and liabilities:
Accounts receivable	(211,756)	(812,249)
Inventory	(4,518,384)	(393,402)
Prepaid expenses and other current assets	735,043	113,083
Operating lease liability	(79,475)	(97,520)
Accounts payable	397,462	35,178
Accrued expenses	(588,385)	1,096,152
Related party liabilities	46,333	26,979
Net cash from operating activities	(2,853,831)	526,258
Cash flows from investing activities	(76,454)	(19,178)
Cash flows from financing activities	(301,635)	(12,495)
Net change in cash and cash equivalents	(3,231,920)	494,585
Cash, cash equivalents, and restricted cash, beginning of period	8,514,152	7,706,806
Cash, cash equivalents, and restricted cash, end of period	$5,282,232	$8,201,391
Supplemental disclosures of non-cash financing activities
Prepaid expenses paid for with a short-term financing arrangement included in accrued expenses	$169,229	$—
Taxes withheld to cover net issuances of incentive stock awards included in accrued expenses	$29,898	$—

The accompanying notes are an integral part of these unaudited consolidated condensed financial statements.

LAIRD SUPERFOOD, INC.

Notes to Unaudited Consolidated Condensed Financial Statements

1. Summary of Significant Accounting Policies and Estimates

Financial Statement Preparation

The accompanying unaudited consolidated condensed financial statements (the “balance sheet(s),” “statement(s) of operations,” “statement(s) of stockholders' equity,” and “statement(s) of cash flows,” collectively, the “financial statements”) include the accounts of Laird Superfood, Inc., a Nevada corporation, and its wholly owned subsidiary, Picky Bars, LLC (collectively, the “Company,” or “Laird Superfood”). In management's opinion, the financial statements contain all adjustments, which are normal recurring adjustments, necessary for a fair presentation of the Company's financial position and its results of operations, changes in stockholders’ equity, and cash flows for the interim periods presented in this report.

Segment information is prepared on the same basis that the Company's Chief Executive Officer, who is deemed to be the Company's Chief Operating Decision Maker (the “CODM”), reviews financial information for operational decision-making purposes. The Company has one reportable segment. See Note 15 for information on the Company's segment.

The financial statements and related financial information should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended December 31, 2024 (the “2024 Form 10-K”) filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2025. The financial information as of December 31, 2024 was derived from the audited consolidated financial statements and notes for the fiscal year ended December 31, 2024 included in Item 8 of the 2024 Form 10-K. The information included in this Quarterly Report on Form 10-Q should be read in conjunction with the footnotes and management's discussion and analysis of the consolidated financial statements in the 2024 Form 10-K. Certain information in footnote disclosures normally included in financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) has been condensed or omitted pursuant to the rules and regulations of the SEC and the accounting standards for interim financial statements.

The Company's historical results are not necessarily indicative of future operating results, and the operating results for the three and nine months ended September 30, 2025 are not necessarily indicative of the results expected for the fiscal year ending December 31, 2025 or any other period.

Liquidity

As of September 30, 2025, the Company had $5.3 million of cash-on-hand, compared to $2.9 million of cash used in operating activities during the nine months ended September 30, 2025. This use of cash was driven by strategic investment into working capital, with inventory increasing to $10.0 million from $6.0 million as of September 30, 2025 and December 31, 2024, respectively. This investment was made (i) to meet higher demand for the Company's products, (ii) to address the out-of-stocks experienced at the end of 2024, and (iii) to forward purchase inventory in anticipation of potential tariffs on the import of raw materials that are sourced outside of the United States, particularly in Southeast Asia. As the Company continues to sell down this forward-purchased inventory during the remainder of 2025 and into 2026, the Company expects cash balances to normalize and increase by the end of the 2025 fiscal year.

As of September 30, 2025, the Company had access to up to $1.3 million of advances under its $2.0 million factoring agreement, of which none had been utilized as of the date of this report, and the Company has no other significant unused sources of liquid assets outside of working capital. Based on the Company's current business plans, the Company believes that existing cash balances, including anticipated cash flow from operations, will be sufficient to finance operations and meet the foreseeable cash requirements through at least the next twelve months. In the future, the Company may raise funds by issuing debt or equity securities, or securities convertible into or exchangeable for our common stock. Such financing and other potential financing may result in dilution to stockholders, reduction in the market price of our common stock, imposition of debt covenants and repayment obligations, or other restrictions that may adversely affect the business. In addition, the Company may seek additional capital due to favorable market conditions or strategic considerations even if the Company believes that it has sufficient funds for its current or future operating plans. However, the Company may be unable to raise additional funds or enter into such other arrangements when needed, on favorable terms, or at all.

Recently Issued Accounting Pronouncements

In December 2023, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures (“ASU 2023-09”), which requires, among other things, additional disclosures primarily related to the income tax rate reconciliation and income taxes paid. The expanded annual disclosures are effective for the year ending December 31, 2025 and interim periods within the fiscal years beginning after December 15, 2025. The Company currently does not expect that the impact that ASU 2023-09 will have a material impact on its consolidated financial statements and expects to apply the standard retrospectively.

In November 2024, the FASB issued ASU 2024-03, Income Statement - Reporting Comprehensive Income-Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses (“ASU 2024-03”). ASU 2024-03 requires additional disclosures about the nature of expenses included in the income statement, such as purchases of inventory, employee compensation, and depreciation. ASU 2024-03 is effective for public business entities for annual periods beginning after December 15, 2026, and interim reporting periods within fiscal years beginning after December 15, 2027. Early adoption is permitted. The Company is currently evaluating the impact of ASU 2024-03 on its financial statements and related disclosures.

Subsequent Events

Subsequent events are events or transactions that occur after the balance sheet date but before the financial statements are available to be issued. The Company has evaluated events and transactions subsequent to September 30, 2025 for potential recognition of disclosure in the financial statements and determined that there were no such subsequent events.

2. Cash, Cash Equivalents, and Restricted Cash

Cash, cash equivalents, and restricted cash are highly liquid instruments with an original maturity of three months or less when purchased. For the purposes of the statements of cash flows, the Company includes cash on hand, cash in clearing accounts, cash on deposit with financial institutions, investments with an original maturity of three months or less, and restricted cash in determining the total balance.

The following table provides a reconciliation of cash, cash equivalents, and restricted cash reported within the balance sheets as of:

	September 30,	December 31,
	2025	2024
Cash and cash equivalents	$5,083,074	$8,339,918
Restricted cash	199,158	174,234
Total cash, cash equivalents, and restricted cash	$5,282,232	$8,514,152

Amounts in restricted cash represent those that are required to be set aside by the following contractual agreements:

●

On December 3, 2020, the Company entered into an agreement with Danone Manifesto Ventures, PBC, which provided the Company $298,103 in funds for the purpose of supporting three COVID-19 relief projects. As of September 30, 2025 and December 31, 2024, cash equivalents in the amount of $99,525 were restricted under this agreement. During the three and nine months ended September 30, 2025 and 2024, the Company has not contributed to these projects. The restriction will be released upon the completion of the projects.

●	Cash equivalents of $530,000 were pledged to secure Company credit card limits. As of September 30, 2025 and December 31, 2024, $99,633 and $74,709, respectively, of these funds were restricted to collateralize borrowings against these Company credit cards.

Cash, cash equivalents, and restricted cash balances that exceeded the Federal Deposit Insurance Corporation (“FDIC”) and Securities Investor Protection Corporation (“SIPC”) insurable limits as of September 30, 2025 and December 31, 2024 totaled $4,394,132 and $7,621,392, respectively. The Company has not experienced any losses related to these balances. The Company’s cash, cash equivalents, and restricted cash are with what the Company believes to be high-quality financial institutions and the Company considers the risks associated with these funds in excess of FDIC and SIPC insurable limits to be low.

3. Inventory

Inventory is stated at the lower of cost or net realizable value, or the value of consideration that can be received upon sale of said product, with approximate costs determined on a first-in first-out basis. Inventories consist primarily of raw materials, packaging, and finished goods, and inventory costs include co-packing fees, indirect labor, and allocable overhead. The following table presents the components of inventory as of:

	September 30,	December 31,
	2025	2024
Raw materials and packaging	$5,015,094	$3,049,399
Finished goods	4,963,819	2,926,277
Total Inventory	$9,978,913	$5,975,676

As of September 30, 2025 and December 31, 2024, the Company had a total of $97,328 and $871,406, respectively, of prepayments for future raw materials inventory which are included in prepaid expenses and other current assets on the balance sheets.

The Company periodically reviews the value of items in inventory and provides write-offs of inventory based on current market assessments, which are charged to cost of goods sold. For the three and nine months ended September 30, 2025, the Company recorded $113,209 and $515,147, respectively, of inventory obsolescence and disposal costs. For the three and nine months ended September 30, 2024, the Company recorded $372,617 and $560,519, respectively, of inventory obsolescence and disposal costs.

The following table presents the components of inventory reserves as of:

	September 30,	December 31,
	2025	2024
Estimated based on inventory turnover, quantities on hand, and expiration dates	$324,070	$132,557
Discontinued product	139,966	293,235
Total inventory reserves	$464,036	$425,792

4. Prepaid Expenses and Other Current Assets

The following table presents the components of prepaid expenses and other current assets as of:

	September 30,	December 31,
	2025	2024
Prepaid expenses	$672,777	$568,549
Prepaid inventory	97,328	871,406
Deposits	317,939	222,483
Other current assets	60,031	51,451
Prepaid expenses and other current assets	$1,148,075	$1,713,889

5. Property and Equipment

Property and equipment, net is comprised of the following as of:

	September 30, 2025			December 31, 2024
	Gross Carrying Amount	Accumulated Depreciation	Net Carrying Amount	Gross Carrying Amount	Accumulated Depreciation	Net Carrying Amount
Furniture and office equipment	$275,539	$(221,876)	$53,663	$199,085	$(155,437)	$43,648
Leasehold improvements	21,261	(11,037)	10,224	21,261	(6,462)	14,799
	$296,800	$(232,913)	$63,887	$220,346	$(161,899)	$58,447

Depreciation expense was $25,162 and $71,014 for the three and nine months ended September 30, 2025, respectively. Depreciation expense was $20,785 and $60,365 for the three and nine months ended September 30, 2024, respectively.

6. Intangible Assets

Intangible assets are comprised of the following as of:

	September 30, 2025			December 31, 2024
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Trade names (10 years)	$60,000	$—	$60,000	$890,827	$(213,798)	$677,029
Recipes (10 years)	60,000	—	60,000	330,000	(121,000)	209,000
Other intangible assets (3 years)	131,708	(131,708)	—	211,708	(201,614)	10,094
Definite-lived intangible assets	251,708	(131,708)	120,000	1,432,535	(536,412)	896,123
Licensing agreements (indefinite)	132,100	—	132,100	132,100	—	132,100
Total intangible assets	$383,808	$(131,708)	$252,100	$1,564,635	$(536,412)	$1,028,223

The weighted-average remaining useful life of all the Company’s intangible assets is 0.7 years.

For the three and nine months ended September 30, 2025, amortization expense was $34,975 and $115,020, respectively. For the three and nine months ended September 30, 2024, amortization expense was $45,055 and $144,054, respectively.

Definite-lived intangible assets are evaluated for impairment under Accounting Standards Codification (“ASC”) Topic 360-10, Impairment and Disposal of Long-Live Assets whenever events or changes in circumstances indicate the carrying value may not be recoverable. During the third quarter of 2025, the Company identified a triggering event related to the Picky Bars long-lived asset group (‘‘the asset group’’) related to a decision to discontinue the Picky Bars brand in the second quarter of 2026, in order to re-direct the Company's investment into the Laird Superfood brand. As a result, the Company evaluated the recoverability of the asset group as of September 30, 2025. The estimated undiscounted future cash flows generated by the asset group were less than the carrying amount, indicating that the asset group was not recoverable. The Company performed a quantitative analysis on the Company's estimates of the fair values of the asset group which exceeded their carrying values, indicating that the asset group was impaired. In the three and nine months ended September 30, 2025, the Company recorded impairment charges of $661,103, net of accumulated amortization, which was allocated to acquired trade names and recipes. There were no impairment charges in the three and nine months ended September 30, 2024.

The estimated amortization expense for each of the next five years and thereafter is as follows:

2025 (excluding the nine months ended September 30, 2025)	$45,000
2026	75,000
Total	$120,000

7. Accrued Expenses

The following table presents the components of accrued expenses as of:

	September 30,	December 31,
	2025	2024
Accrued compensation and benefits	$1,114,139	$1,993,008
Accrued accounts payable	1,582,244	1,082,789
Other accrued expenses	557,357	567,201
Accrued expenses	$3,253,740	$3,642,998

8. Leases

Lessee

The Company has entered into operating lease agreements for corporate office space with varying lease terms. For the periods presented below, the components of lease expense were as follows:

	Three Months Ended	Nine Months Ended
	September 30, 2025	September 30, 2025
Operating leases
Operating lease cost	$23,059	$69,178
Variable lease cost	—	—
Operating lease expense	23,059	69,178
Short-term lease rent expense	159,188	371,416
Total rent expense	$182,247	$440,594

	Three Months Ended	Nine Months Ended
	September 30, 2024	September 30, 2024
Operating leases
Operating lease cost	$38,085	$114,254
Variable lease cost	5,790	17,145
Operating lease expense	43,875	131,399
Short-term lease rent expense	87,596	231,723
Total rent expense	$131,471	$363,122

	Nine Months Ended
	September 30, 2025	September 30, 2024
Operating cash flows – operating leases	$79,475	$97,520

	September 30, 2025	September 30, 2024
Weighted-average remaining lease term – operating leases (in years)	1.9	2.5
Weighted-average discount rate – operating leases	7.50%	7.06%

As of September 30, 2025, future minimum payments during the next three years, with no future minimum payments thereafter, are as follows:

2025 (excluding the nine months ended September 30, 2025)	$26,491
2026	109,145
2027	56,210
Total	191,846
Less imputed interest	(12,694)
Operating lease liabilities	$179,152

Lessor

The Company was the lessor in a sublease agreement until October 31, 2024. For the periods presented below, the components of rental income were as follows:

	Three Months Ended	Nine Months Ended
	September 30, 2024	September 30, 2024
Operating leases
Operating lease income	$14,054	$42,164
Variable lease income	5,318	15,951
Total rental income	$19,372	$58,115

9. Income Taxes

The Company had a tax net loss for the three and nine months ended September 30, 2025 and 2024 and, therefore, has recorded no assessment of current federal income taxes. The Company is subject to minimum state taxes for various jurisdictions, as well as franchise taxes, which are considered income taxes under ASC 740, Income Taxes. A reconciliation of income tax expense at the federal statutory rate to the income tax provision at the Company's effective rate is as follows:

	Nine Months Ended
	September 30, 2025	September 30, 2024

Income tax benefit at statutory rates	$156,166	$238,915
Valuation allowance for deferred tax assets	(360,329)	(770,921)
Stock-based compensation	184,564	494,099
Other income (expense), net	(8,405)	(9,995)
Reported income tax expense	$(28,004)	$(47,902)
Effective tax rate:	1.9%	3.5%

The Company’s deferred tax assets consisted of the following as of:

	September 30, 2025	December 31, 2024
Deferred tax assets:
Net operating loss carryforwards	$22,004,325	$21,368,607
Intangible assets	1,854,015	2,115,891
Property and equipment	542,103	618,260
Accrued expenses	402,491	367,651
Unexercised options	1,003,010	1,132,698
Other	552,553	661,567
Total deferred tax assets	26,358,497	26,264,674
Valuation allowance	(26,358,497)	(26,264,674)
Total net deferred tax assets	$—	$—

As of September 30, 2025, the Company did not provide a current or deferred U.S. federal income tax provision or benefit for any of the periods presented, because the Company has reported cumulative losses since inception. The Company has recorded a provision for state income taxes and a corresponding current state income tax payable of approximately $14,730 and $9,306 as of September 30, 2025 and December 31, 2024, respectively.

The following tables presents net operating losses (“NOLs”) and other income tax carryforwards for the following periods:

	September 30, 2025	December 31, 2024
NOLs and other income tax carryforwards
Federal NOLs pre-2017 (1)	$1,868,077	$1,868,077
Federal NOLs post-2018 (2)	85,498,253	82,744,578
State NOLs (3)	61,879,189	60,941,124
Total NOLs	149,245,519	145,553,779
Credits (4)	219,488	219,488
Other carryforwards (4)	1,326,391	1,333,552
Total NOLs and other income tax carryforwards	$150,791,398	$147,106,819
(1) Can be carried forward for 20 years and which begin to expire in 2036.
(2) Can be carried forward indefinitely.
(3) Can be carried forward for between 15 and 20 years and which begin to expire in 2031.
(4) Can be carried forward for between one and five years and begin to expire in 2025.

The use of NOLs may be subject to certain limitations, such as those triggered by ownership changes under Section 382 of the Internal Revenue Code. Because of these provisions, the use of a portion of the Company's NOLs and tax credit carryforwards may be limited in future periods. Further, a portion of the NOLs may expire before being applied to reduce future income tax liabilities.

The Company assesses its deferred tax assets and liabilities to determine if it is more likely than not, they will be realized; if not, a valuation allowance is required to be recorded. Management has determined it is more likely than not that the deferred tax assets would not be realized, thus a full valuation allowance was recorded against the deferred tax assets. The Company may reduce the valuation allowance against definite-lived deferred tax assets at such a time when it becomes more likely than not that the definite-lived deferred tax assets will be realized. The change in the valuation allowance for deferred tax assets and liabilities for the nine months ended September 30, 2025 and 2024 were net increases of $0.1 million and $0.9 million, respectively.

GAAP requires management to evaluate and report information regarding its exposure to various tax positions taken by the Company. The Company has determined whether there are any tax positions that have met the recognition threshold and has measured the Company’s exposure to those tax positions. Management believes that the Company has adequately addressed all relevant tax positions and that there are no unrecorded tax liabilities or uncertain tax positions.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. U.S. and state jurisdictions have statutes of limitations that generally range from 3 to 5 years.

On July 4, 2025, legislation, commonly referred to as the One Big Beautiful Bill Act (“OBBBA”), was signed into law. The OBBBA includes various provisions, such as the permanent extension of certain expiring provisions of the Tax Cuts and Jobs Act, modifications to the international tax framework and the restoration of favorable tax treatment for certain business provisions. The OBBBA has multiple effective dates, with certain provisions effective in 2025 and others implemented through 2027. The Company currently does not expect the OBBBA to have a material impact on our consolidated financial statements and recognizes any income tax effects in the consolidated financial statements beginning in the period in which the OBBBA was signed into law.

10. Stock Incentive Plan

The Company adopted an incentive plan on September 22, 2020, to provide for the grant of stock options, stock appreciation rights, restricted stock awards (“RSAs”), restricted stock units (“RSUs”), deferred stock units, unrestricted stock, dividend equivalent rights, performance shares and other performance-based awards, other equity-based awards and cash bonus awards to Company employees, employees of the Company’s affiliates, non-employee directors and certain consultants and advisors. In May 2024, the Company's stockholders approved an amendment to the incentive plan to reserve an additional 1,536,742 shares for issuance (as amended, the “2020 Plan”). As of September 30, 2025, the Company had 1,202,649 authorized shares that were issuable or eligible for awards under the 2020 Plan, excluding 2,146,295 shares that were issuable upon vesting and exercise of outstanding stock awards.

Stock Options

The following tables summarize the Company’s stock option activity during the nine months ended September 30, 2025 and 2024:

		Weighted	Weighted
		Average	Average
	Options	Exercise Price	Contractual	Aggregate
	Activity	(per share)	Term (years)	Intrinsic Value
Balance at January 1, 2025	1,630,428	$3.47	7.77	$8,770,109
Granted	—	$—	—	$—
Exercised/released (1)	(89,000)	$0.93	—	$—
Cancelled/forfeited	(44,000)	$0.73	—	$—
Balance at September 30, 2025	1,497,428	$3.70	7.77	$5,167,047
Exercisable at September 30, 2025	699,107	$6.11	6.92	$1,631,683

(1) Includes 11,427 shares of common stock which were withheld to cover stock option exercise costs.

		Weighted	Weighted
		Average	Average
	Options	Exercise Price	Contractual	Aggregate
	Activity	(per share)	Term (years)	Intrinsic Value
Balance at January 1, 2024	1,234,778	$4.52	7.91	$30,000
Granted	799,188	$0.73
Exercised/released (1)	(293,250)	$1.12
Cancelled/forfeited	(88,288)	$1.76
Balance at September 30, 2024	1,652,428	$3.44	8.04	$5,108,343
Exercisable at September 30, 2024	498,041	$4.52	6.02	$800,276

(1) Includes 86,643 shares of common stock which were withheld to cover stock option exercise costs.

The fair value of each stock option granted under the 2020 Plan is estimated on the grant date using the Black-Scholes option valuation model. The assumptions used to calculate the fair value of options granted are evaluated and revised, as necessary, to reflect market conditions and the Company's historical experience. The aggregate intrinsic value in the tables above, which is the amount by which the market value of the underlying stock exceeded the exercise price of outstanding options, is before applicable income taxes and represents the amount that option holders would have realized if all in-the-money options had been exercised on the last business day of the period indicated. The total intrinsic value of options that vested during the nine months ended September 30, 2025 and 2024 was $1,295,897 and $602,559, respectively. The total intrinsic value of options that were exercised during nine months ended September 30, 2025 and 2024 was $431,903 and $535,394, respectively.

Restricted Stock Units

The following tables summarize the Company’s RSU activity during the nine months ended September 30, 2025 and 2024:

		Weighted	Weighted Average
		Average	Remaining
		Grant Date	Vesting
	RSU	Fair Value	Term	Aggregate
	Activity	(per share)	(years)	Fair Value
Balance at January 1, 2025	1,115,498	$3.85	3.26	$4,294,241
Granted	114,760	$5.88	—	$—
Exercised/released (1)	(348,188)	$4.13	—	$—
Cancelled/forfeited	(16,084)	$4.39	—	$—
Balance at September 30, 2025	865,986	$4.04	2.77	$3,499,491

(1) Includes 52,405 shares of common stock which were withheld to cover taxes.

		Weighted	Weighted Average
		Average	Remaining
		Grant Date	Vesting
	RSU	Fair Value	Term	Aggregate
	Activity	(per share)	(years)	Fair Value
Balance at January 1, 2024	771,885	$1.76	2.04	$1,361,696
Granted	824,650	$4.45	—	$—
Exercised/released (1)	(402,093)	$1.43	—	$—
Cancelled/forfeited	(62,566)	$1.27	—	$—
Balance at September 30, 2024	1,131,876	$3.87	3.49	$4,376,881

(1) Includes 13,080 shares of common stock which were withheld to cover taxes.

The Company estimates the fair value of each RSU using the fair value of the Company’s common stock on the date of grant for the purposes of calculating compensation costs. The total vest-date market value of RSUs that vested during the nine months ended September 30, 2025 and 2024 was $2,303,947 and $987,128, respectively. The total fair value of RSUs that were granted during the nine months ended September 30, 2025 and 2024 was $674,789 and $3,699,693, respectively.

Restricted Stock

During the three months ended September 30, 2025, the Company issued 7,717 shares of restricted stock to a contractor for services rendered, at a fair value of $7.40 per share, with a remaining vesting term of 0.82 years. The Company estimates the fair value of each share of restricted stock using the fair value of the Company’s common stock on the date of grant for the purposes of calculating compensation costs. The fair value of shares of restricted stock that were granted during the nine months ended September 30, 2025 and 2024 was $57,106 and $0, respectively.

Market-Based Stock Units (“MSUs”)

There were no MSUs outstanding during the nine months ended September 30, 2025. The following table summarizes the Company’s MSU activity during the nine months ended September 30, 2024:

		Weighted	Weighted Average
		Average	Remaining
		Grant Date	Vesting
	MSU	Fair Value	Term	Aggregate
	Activity	(per share)	(years)	Fair Value
Balance at January 1, 2024	621,314	$1.57	0.62	$977,558
Granted	—	$—	—	$—
Exercised/released	(300,000)	$0.14	—	$—
Cancelled/forfeited	(321,314)	$2.91	—	$—
Balance at September 30, 2024	—	$—	—	$—

The MSUs vest upon the 30-day weighted average stock price reaching or exceeding established targets within the requisite service period. The Company estimates the grant-date fair value of the MSUs using a Monte Carlo simulation, which requires assumptions for expected volatility, risk-free rate of return and dividend yield. Compensation expense for these MSUs is recognized over the requisite service period regardless of whether the market conditions are satisfied.

No MSUs vested during the nine months ended September 30, 2025. The total vest-date market value of MSUs that vested during the nine months ended September 30, 2024 was $1,276,000. No MSUs were granted in the nine months ended September 30, 2025 or 2024.

Stock-Based Compensation

Stock-based compensation expense is recognized ratably over the requisite service period for all awards. The following tables summarize the Company’s stock-based compensation recorded as a result of applying the provisions of ASC Topic 718, Compensation - Stock Compensation, to equity awards:

	Three Months Ended	Nine Months Ended	Unrecognized Compensation Cost Related to Non-Vested Awards of	Weighted Average Vesting Period as of
	September 30, 2025	September 30, 2025	September 30, 2025	September 30, 2025 (years)
Stock options	$76,521	$237,035	$362,660	2.44
RSUs	352,320	1,188,792	2,879,517	2.96
Other	10,609	10,609	46,496	0.82
Total stock-based compensation	$439,450	$1,436,436	$3,288,673	2.87

Cost of goods sold	$8,717	$18,313	$29,415	1.76
General and administrative	400,410	1,335,653	2,924,002	2.88
Sales and marketing	30,323	82,470	335,256	2.87
Total stock-based compensation	$439,450	$1,436,436	$3,288,673	2.87

	Three Months Ended	Nine Months Ended	Unrecognized Compensation on Cost Related to Non-Vested Awards of	Weighted-Average Remaining Vesting Period as of
	September 30, 2024	September 30, 2024	December 31, 2024	December 31, 2024 (years)
Stock options	$85,691	$258,885	$713,005	2.88
RSUs	453,129	787,110	3,902,241	3.67
Other	1,605	27,703	—	—
Total stock-based compensation	$540,425	$1,073,698	$4,615,246	3.55

Cost of goods sold	$993	$2,657	$10,641	3.88
General and administrative	509,749	950,530	4,318,188	3.49
Sales and marketing	29,683	120,511	286,417	4.41
Total stock-based compensation	$540,425	$1,073,698	$4,615,246	3.55

11. Loss per Share

Basic loss per share is determined by dividing the net loss attributable to the Company's common stockholders by the weighted average number of shares of common stock outstanding during the period. Diluted loss per share is similarly determined, except that the denominator is increased to include the number of additional shares of common stock that would have been outstanding if all dilutive potential shares of common stock had been issued. Dilutive potential shares of common stock consist of employee stock options, RSAs, RSUs, and MSUs. The dilutive effect of employee stock options, RSAs, RSUs, and MSUs by the Company are calculated using the treasury stock method. For the periods presented below, basic earnings per share is reconciled to diluted earnings per share in the following table:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net loss	$(975,066)	$(166,120)	$(1,493,426)	$(1,421,718)
Weighted average shares outstanding - basic and diluted	10,664,585	10,256,802	10,513,356	9,831,927
Basic and diluted:
Net loss per share, basic and diluted	$(0.09)	$(0.02)	$(0.14)	$(0.14)
Common stock options, restricted stock awards, and market-based stock awards excluded due to anti-dilutive effect	2,371,131	2,784,304	2,371,131	2,784,304

12. Concentrations

The following table details the concentration of vendor accounts payable balances in excess of 10% of total accounts payable at each period:

	September 30,	December 31,
	2025	2024
Vendor A	13%	14%
Vendor B	34%	18%
Vendor C	*	10%
Total	47%	42%

* Less than 10%.

The following table details the concentration of customer accounts receivable balances in excess of 10% of total trade accounts receivable at each period:

	September 30,	December 31,
	2025	2024
Customer A	32%	43%
Customer B	26%	20%
Customer C	18%	14%
Total	76%	77%

The following table details the concentration of sales to specific customers in excess of 10% of total gross sales for each period and the accounts receivable balances from those customers at the end of each period:

	Gross Sales		Gross Sales		Gross Accounts Receivable
	Three Months Ended September 30,		Nine Months Ended September 30,		As of September 30,
	2025	2024	2025	2024	2025	2024
Customer A	13%	18%	16%	16%	$730,713	$845,955
Customer B	16%	14%	15%	16%	608,116	550,903
Customer C	23%	12%	18%	10%	410,196	225,349
Total	52%	44%	49%	42%	$1,749,025	$1,622,207

During the periods presented below, the Company purchased a substantial portion of raw materials, packaging, and tolling from certain key suppliers. The following table details the concentration of purchases from specific suppliers in excess of 10% of total purchases:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Supplier A	14%	*	16%	10%
Supplier B	28%	19%	21%	13%
Supplier C	*	*	*	10%
Supplier D	*	11%	*	11%
Total	42%	30%	37%	44%

* Less than 10%.

During the periods presented below, the Company purchased a substantial portion of raw materials and packaging originating from certain key geographical regions. The following table details the concentration of purchases from specific regions in excess of 10% of total purchases:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Country A	19%	11%	22%	12%
Country B	*	11%	*	12%
Country C	11%	*	*	*
Total	30%	22%	22%	24%

* Less than 10%.

13. Related Parties

ASC Topic 850, Related Party Disclosures, requires that information about transactions with related parties that would influence decision making be disclosed so that users of the financial statements can evaluate their significance. The Company conducts business with suppliers and service providers who are also stockholders of the Company. From time to time, service providers are offered shares of common stock as compensation for their services. Shares provided as compensation are calculated based on the grant date fair value of the service provided. Additional material related party transactions are noted below.

License Agreements

On May 26, 2020, the Company executed a License and Preservation Agreement with Mr. Hamilton and Ms. Reece, which superseded the predecessor license and preservation agreements with both individuals. Among other modifications, the agreement (i) modified certain approval rights, (ii) modified certain assignment, change of control and indemnification provisions, and (iii) granted the Company the right to extend the term of the agreement for additional ten-year terms upon the expiration of the initial one-hundred-year term. No additional monetary consideration was exchanged in connection with the agreement.

Marketing Services

On October 26, 2022, the Company executed an influencer agreement with Ms. Reece to provide certain marketing services for the Company for a term ending December 31, 2024, with an option to renew for one-year terms. In connection with these services, the Company recognized advertising expenses totaling $92,084 and $239,257, respectively, for the three and nine months ended September 30, 2025, and $70,465 and $196,532, respectively, for the three and nine months ended September 30, 2024. As of September 30, 2025 and December 31, 2024, amounts payable to Gabby Reece of $81,280 and $34,947, respectively, are included in related party liabilities in the balance sheets.

Viola Hamilton, the daughter of director and co-founder, Laird Hamilton, provided certain marketing services for the Company during the three months ended September 30, 2025. There was no compensation paid for these services during the three months ended September 30, 2025. As of September 30, 2025, no long-term agreement was entered into by the Company and Ms. Hamilton.

14. Revenue Recognition

The Company’s primary source of revenue is sales of coffee creamers, hydration and beverage enhancing products, snacks and other food items, and coffee, tea, and hot chocolate products. The Company recognizes revenue when control of the promised good is transferred to the customer and in amounts that the Company expects to collect. The timing of revenue recognition takes into consideration the various shipping terms applicable to the Company’s sales. Each delivery or shipment made to a customer is considered to satisfy a performance obligation. Performance obligations generally occur at a point in time and are satisfied when control of the goods passes to the customer. The Company is entitled to collect the sales price under normal credit terms. Additionally, the Company estimates the impact of certain common practices employed by it and other manufacturers of consumer products, such as scan-based trading, product rebate and other pricing allowances, product returns, trade promotions, sales broker commissions and slotting fees. These estimates are recorded at the end of each reporting period.

As reflected in the table below, in accordance with ASC Topic 606, Revenue from Contracts with Customers, the Company disaggregates net sales from contracts with customers based on the characteristics of the products sold:

	Three Months Ended September 30,
	2025		2024
	$	% of Total	$	% of Total
Coffee creamers	$7,730,555	60%	$6,273,157	53%
Coffee, tea, and hot chocolate products	4,036,805	31%	3,298,363	28%
Hydration and beverage enhancing products	1,591,363	12%	2,520,402	21%
Snacks and other food items	1,376,125	11%	1,558,611	13%
Other	11,506	—%	75,339	1%
Gross sales	14,746,354	114%	13,725,872	116%
Shipping income	121,170	1%	142,002	1%
Discounts and promotional activity	(1,971,862)	(15)%	(2,091,528)	(17)%
Sales, net	$12,895,662	100%	$11,776,346	100%

	Nine Months Ended September 30,
	2025		2024
	$	% of Total	$	% of Total
Coffee creamers	$21,214,128	58%	$16,540,456	52%
Coffee, tea, and hot chocolate products	10,856,733	30%	7,977,157	25%
Hydration and beverage enhancing products	5,521,567	15%	6,855,274	22%
Snacks and other food items	4,219,833	12%	4,546,448	14%
Other	154,824	—%	289,261	1%
Gross sales	41,967,085	115%	36,208,596	114%
Shipping income	381,517	1%	373,832	1%
Discounts and promotional activity	(5,807,939)	(16)%	(4,893,490)	(15)%
Sales, net	$36,540,663	100%	$31,688,938	100%

The Company generates revenue through two channels: e-commerce and wholesale, which is summarized below for the periods presented:

	Three Months Ended September 30,
	2025		2024
	$	% of Total	$	% of Total
E-commerce	$6,123,360	47%	$6,887,356	58%
Wholesale	6,772,302	53%	4,888,990	42%
Sales, net	$12,895,662	100%	$11,776,346	100%

	Nine Months Ended September 30,
	2025		2024
	$	% of Total	$	% of Total
E-commerce	$18,573,820	51%	$18,854,020	59%
Wholesale	17,966,843	49%	12,834,918	41%
Sales, net	$36,540,663	100%	$31,688,938	100%

The Company generates revenue two distinct brands: Laird Superfood and Picky Bars, which is summarized below for the periods presented:

	Three Months Ended September 30,
	2025		2024
	$	% of Total	$	% of Total
Laird Superfood	$12,472,480	97%	$11,008,406	93%
Picky Bars	423,182	3%	767,940	7%
Sales, net	$12,895,662	100%	$11,776,346	100%

	Nine Months Ended September 30,
	2025		2024
	$	% of Total	$	% of Total
Laird Superfood	$35,080,057	96%	$29,300,815	92%
Picky Bars	1,460,606	4%	2,388,123	8%
Sales, net	$36,540,663	100%	$31,688,938	100%

Receivables from contracts with customers, net of estimated allowances for credit losses from non-payment as well as for trade promotional contracts with wholesale customers, are included in accounts receivable. Contract liabilities include deferred revenue, customer deposits, rewards programs, and refund liabilities, and are included in accrued expenses. All contract liabilities as of December 31, 2024, were recognized in net sales during the nine months ended September 30, 2025. For the periods presented below, the balances of receivables from contracts with customers and contract liabilities were as follows:

	January 1,	December 31,	September 30,
	2024	2024	2025
Accounts receivable, net	$1,022,372	$1,762,911	$1,983,808
Contract liabilities	$(427,974)	$(348,869)	$(342,689)

The following table summarizes the components of estimated allowances for credit losses:

	September 30,	December 31,
	2025	2024
Allowance for bad debts	$20,658	$16,107
Factoring payable (receivable)	$27	(1,534)
Total allowances for credit losses	$20,685	$14,573

15. Reportable Segment

In accordance with ASC 280, Segment Reporting, the Company considers operating segment(s) to be components of the Company’s business for which separate financial information is available and is evaluated regularly by management in deciding how to allocate resources and in assessing performance.

The Company manages their business through one operating and reportable segment: superfood. The superfood segment provides customers with clean, functional, and sustainability-conscious alternatives in an industry rife with ultra-processed ingredients and laden with artificial sweeteners. This segment includes the sales of (i) coffee creamers, (ii) hydration and beverage enhancing products, (iii) snacks and other food items, and (iv) coffee, tea, and hot chocolate products. Substantially all revenue is derived from domestic product sales. The accounting policies of the superfood segment are the same as those described in the summary of significant accounting policies. The Company does not have intra-entity sales or transfers.

The Company's CODM is the Chief Executive Officer.

The CODM assesses segment performance and allocates resources based on consolidated net loss. As a secondary measure, the CODM also utilizes a non-GAAP measure, adjusted EBITDA, which the Company defines as net loss, adjusted to exclude: (i) depreciation and amortization expenses, (ii) stock-based compensation, (iii) income tax (benefit) expense, (iv) interest expense and other (income) expense, net, (v) expenses related to the impairment of long-lived intangible assets, and (v) expenses related to a product quality issue. The CODM uses consolidated net loss and adjusted EBITDA to assess operating performance, excluding non-cash costs and non-recurring events, as compared to prior results, annual operating plans, iterative periodic forecasts, and our competitors, on a consistent basis. All expense categories on the consolidated statements of operations, and those described herein, are significant, and there are no other significant segment expenses that would require disclosure. The CODM uses this information to allocate future operating and capital expenditures. The measure of segment assets is reported on the consolidated balance sheets as total assets.

The following table reconciles consolidated net loss to consolidated adjusted EBITDA for the periods presented:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net loss	$(975,066)	$(166,120)	$(1,493,426)	$(1,421,718)
Adjusted for:
Depreciation and amortization	60,137	65,840	186,034	204,419
Stock-based compensation	439,450	540,425	1,436,436	1,073,698
Income tax expense	7,131	5,421	28,004	47,902
Interest expense and other (income) expense, net	(27,647)	(107,891)	(147,656)	(321,957)
Impairment of long-lived intangible assets	661,103	—	661,103	—
Product quality issue (a)	—	(349,115)	—	(384,329)
Adjusted EBITDA	$165,108	$(11,440)	$670,495	$(801,985)

(a) In January 2023, the Company identified a product quality issue with raw material from one vendor and we voluntarily withdrew any affected finished goods. The Company previously incurred costs associated with product testing, discounts for replacement orders, and inventory obsolescence costs. The Company reached settlement with a supplier in the third quarter of 2023 and recorded recoveries in 2024.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of

Laird Superfood, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Laird Superfood, Inc (the “Company”) as of December 31, 2024 and 2023, the related consolidated statements of operations, stockholders’ equity and cash flows for the years then ended, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024 and 2023, and the consolidated results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures to respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Baker Tilly US, LLP

Portland, Oregon

February 26, 2025

We served as the Company’s auditor from 2018 to 2025.

LAIRD SUPERFOOD, INC.

CONSOLIDATED BALANCE SHEETS

	As of
	December 31, 2024	December 31, 2023
Assets
Current assets
Cash, cash equivalents, and restricted cash	$8,514,152	$7,706,806
Accounts receivable, net	1,762,911	1,022,372
Inventory	5,975,676	6,322,559
Prepaid expenses and other current assets	1,713,889	1,285,564
Total current assets	17,966,628	16,337,301
Noncurrent assets
Property and equipment, net	58,447	122,595
Intangible assets, net	896,123	1,085,231
Related party license agreements	132,100	132,100
Right-of-use assets	205,703	354,732
Total noncurrent assets	1,292,373	1,694,658
Total assets	$19,259,001	$18,031,959
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$2,137,760	$1,647,673
Accrued expenses	3,642,998	2,586,343
Related party liabilities	34,947	2,688
Lease liabilities, current portion	105,966	138,800
Total current liabilities	5,921,671	4,375,504
Lease liabilities	140,464	243,836
Total liabilities	6,062,135	4,619,340
Stockholders’ equity
Common stock, $0.001 par value, 100,000,000 shares authorized at December 31, 2024 and December 31, 2023; 10,668,705 and 10,292,374 issued and outstanding at December 31, 2024, respectively; and 9,749,326 and 9,383,622 issued and outstanding at December 31, 2023, respectively.	10,292	9,384
Additional paid-in capital	121,304,884	119,701,384
Accumulated deficit	(108,118,310)	(106,298,149)
Total stockholders’ equity	13,196,866	13,412,619
Total liabilities and stockholders’ equity	$19,259,001	$18,031,959

The accompanying notes are an integral part of these consolidated financial statements.

LAIRD SUPERFOOD, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended
	December 31,
	2024	2023
Sales, net	$43,295,137	$34,224,198
Cost of goods sold	(25,607,556)	(23,910,921)
Gross profit	17,687,581	10,313,277
General and administrative
Salaries, wages, and benefits	4,367,976	4,203,613
Other general and administrative	4,931,033	5,589,747
Total general and administrative expenses	9,299,009	9,793,360
Sales and marketing
Marketing and advertising	6,484,611	7,600,859
Selling	3,825,992	3,332,872
Related party marketing agreements	251,061	285,172
Total sales and marketing expenses	10,561,664	11,218,903
Total operating expenses	19,860,673	21,012,263
Operating loss	(2,173,092)	(10,698,986)
Other income	413,255	551,064
Loss before income taxes	(1,759,837)	(10,147,922)
Income tax expense	(60,324)	(15,195)
Net loss	$(1,820,161)	$(10,163,117)
Net loss per share:
Basic and diluted	$(0.18)	$(1.09)
Weighted-average shares of common stock outstanding used in computing net loss per share of common stock, basic and diluted	9,946,733	9,297,226

The accompanying notes are an integral part of these consolidated financial statements.

LAIRD SUPERFOOD, INC.

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

	Stockholders’ Equity
	Common Stock
	Shares	Amount	Additional Paid-in Capital	Accumulated Deficit	Total
Balances, January 1, 2023	9,210,414	$9,210	$118,636,834	$(96,135,032)	$22,511,012
Stock-based compensation	—	—	1,092,146	—	1,092,146
Common stock issuances, net of taxes	173,208	174	(27,596)	—	(27,422)
Net loss	—	—	—	(10,163,117)	(10,163,117)
Balances, December 31, 2023	9,383,622	9,384	119,701,384	(106,298,149)	13,412,619
Stock-based compensation	—	—	1,637,788	—	1,637,788
Stock options exercised	213,607	212	94,809	—	95,021
Common stock issuances, net of taxes	695,145	696	(71,622)	—	(70,926)
Common stock issuance costs	—	—	(57,475)	—	(57,475)
Net loss	—	—	—	(1,820,161)	(1,820,161)
Balances, December 31, 2024	10,292,374	$10,292	$121,304,884	$(108,118,310)	$13,196,866

The accompanying notes are an integral part of these consolidated financial statements.

LAIRD SUPERFOOD, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended December 31,
	2024	2023
Cash flows from operating activities
Net loss	$(1,820,161)	$(10,163,117)
Adjustments to reconcile net loss to net cash from operating activities:
Depreciation and amortization	270,271	306,176
Stock-based compensation	1,637,788	1,092,146
Provision for inventory obsolescence	599,902	1,273,171
Allowance for credit losses	(21,094)	165,980
Noncash lease costs	142,321	152,339
Other operating activities, net	11,370	38,098
Changes in operating assets and liabilities:
Accounts receivable	(719,445)	306,117
Inventory	(253,019)	(1,899,165)
Prepaid expenses and other current assets	(267,463)	1,244,511
Operating lease liability	(128,426)	(126,434)
Accounts payable	513,066	570,094
Accrued expenses	900,392	(3,725,797)
Net cash from operating activities	865,502	(10,765,881)
Cash flows from investing activities
Purchase of property and equipment	(24,776)	(144,023)
Proceeds on sale of property and equipment	—	34,330
Proceeds from sale of assets held-for-sale	—	800,000
Net cash from investing activities	(24,776)	690,307
Cash flows from financing activities
Common stock issuances, net of taxes	(70,926)	(27,422)
Common stock issuance costs	(57,475)	—
Stock options exercised, net of option costs	95,021	—
Net cash from financing activities	(33,380)	(27,422)
Net change in cash and cash equivalents	807,346	(10,102,996)
Cash, cash equivalents, and restricted cash, beginning of period	7,706,806	17,809,802
Cash, cash equivalents, and restricted cash, end of period	$8,514,152	$7,706,806
Supplemental disclosures of cash flow information
Cash paid for interest	$16,027	$13,994
Cash paid for income taxes	$63,852	$17,625
Right-of-use assets obtained in exchange for operating lease liabilities	$—	$344,382
Prepaid expenses paid for with a short-term financing arrangement included in accrued expenses	$165,543	$—

The accompanying notes are an integral part of these consolidated financial statements.

LAIRD SUPERFOOD, INC

Notes to Consolidated Financial Statements

1.	Nature of Operations and Summary of Significant Accounting Policies

Financial Statement Preparation

The accompanying consolidated financial statements (the “balance sheet(s),” “statement(s) of operations,” “statement(s) of stockholders' equity,” and “statement(s) of cash flows,” collectively, the “financial statements”) include the accounts of Laird Superfood, Inc., a Nevada corporation, and its wholly owned subsidiary, Picky Bars, LLC, (collectively, the “Company,” or “Laird Superfood”). The accounting and reporting policies of the Company conform with accounting principles generally accepted in the United States of America (“GAAP”) as contained within the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) and rules and regulations of the Securities and Exchange Commission (“SEC”). Operating results include the years ended December 31, 2024 and 2023.

Nature of Operations

Laird Superfood creates clean, plant-based, and functional foods, many of which incorporate adaptogens which may be beneficial in reducing stress, improving energy levels, enhancing mental performance, mood regulation, and immune system support. Our primary products include (i) coffee creamers, (ii) hydration and beverage enhancing products, (iii) harvest snacks and other food items, and (iv) coffee, tea, and hot chocolate products. The Company was founded in 2015.

The Company currently operates in one reportable segment. See Note 15 for additional information regarding this single segment.

Principles of Consolidation

All significant intercompany accounts and transactions have been eliminated in our accompanying consolidated financial statements.

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, and expenses during the reporting period. The Company bases its estimates and assumptions on historical experience, known trends and events and various other factors that management believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources. Although management believes its estimates and assumptions are reasonable when made, they are based upon information available at the time they are made. Management evaluates the estimates and assumptions on an ongoing basis and, if necessary, makes adjustments. Due to the risks and uncertainties involved in the Company’s business and evolving market conditions and given the subjective element of the estimates and assumptions made, actual results may differ from estimated results. The most significant estimates and judgments include those related to allowances for credit losses and returns, inventory obsolescence, goodwill, intangible assets, valuation allowance for deferred taxes, reserves on prepaid expenses, variable consideration in contracts with customers, and fair value of stock-based compensation.

Cash, Cash Equivalents, and Restricted Cash

Cash, cash equivalents, and restricted cash are highly liquid instruments with an original maturity of three months or less when purchased. For the purposes of the consolidated statements of cash flows, the Company includes cash on hand, cash in clearing accounts, cash on deposit with financial institutions, investments with an original maturity of three months or less, and restricted cash in determining the total balance.

Accounts Receivable

Accounts receivable consist principally of trade receivables, which are recorded at the invoiced amount, net of allowances for credit losses. Trade receivables do not bear interest. Receivables are considered past due or delinquent according to contract terms. Management closely monitors outstanding balances and writes off accounts receivable as they are determined uncollectible. The Company provides for estimated losses on accounts receivable based on a forward-looking expected credit loss models based on historical experience, current economic conditions, and reasonable and supportable forecasts that affect the collectability of the reported amount. These estimated allowances for credit losses include both allowances for non-payment as well as reserves for trade promotional contracts with wholesale customers.

The following table summarizes the components of estimated allowances for credit losses:

	December 31,	December 31,
	2024	2023
Allowance for bad debts	$16,107	$37,201
Trade promotion reserves	953,061	901,917
Factoring payable (receivable)	(1,534)	—
Total allowances for credit losses	$967,634	$939,118

Inventory

Inventory is stated at the lower of cost or net realizable value, or the value of consideration that can be received upon sale of said product, and approximate costs determined on the first-in first-out basis and consists primarily of raw materials, packaging, and finished goods, which include co-packing fees, indirect labor and allocable overhead.

Prepaid Expenses and Other Current Assets

Prepaid expenses are recognized as an asset upon payment, prior to the realizability of the service or receipt of goods. They are subsequently amortized either on a straight-line basis according to contractual terms, when services or arrangements are rendered, or when goods are received. Deposits are recognized when paid and are relieved either upon refund or upon determining that the deposit will not be refunded. Other current assets are recognized when estimable and realizable.

Property and Equipment

Property and equipment are valued at cost, net of accumulated depreciation. Expenditures for maintenance and repairs that do not extend the useful life or increase the value of the assets are charged to expense in the period incurred. Additions and betterments are capitalized. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. Estimated useful lives for depreciation purposes for furniture and equipment range from 2 to 5 years. The useful life for leasehold improvements is the lesser of the lease term or the useful life. Construction in progress is not depreciated until such a time that the assets are completed and placed into service.

Leases

In accordance with ASC 842, Leases (“ASC 842”), the Company accounts for a contract as a lease when it has the right to control the asset for a period of time while obtaining substantially all of the asset’s economic benefits. We categorize leases at their inception as either operating, finance, or short-term leases and determine if an arrangement contains an embedded lease. For arrangements that meet the definition of a lease, the Company determines the initial classification and measurement of its right-of-use asset and lease liability at the lease commencement date and, thereafter, if modified. The lease term includes any renewal options that the Company is reasonably assured to exercise. Lease agreements effective during the years ended December 31, 2024 and 2023 cover, or covered, office space, and vehicles. All of our long-term leases are operating leases. Operating leases are included in right-of-use assets, current lease liabilities, and long-term lease liabilities in our consolidated balance sheets.

In addition to rent, the leases may require the Company to pay additional costs, such as utilities, maintenance, and other operating costs, which are generally referred to as non-lease components. The Company has elected to not separate lease and non-lease components. Only the fixed costs for lease components and their associated non-lease components are accounted for as a single lease component and recognized as part of a right-of-use asset and liability. Lease-related liabilities are recognized at the present value of the remaining contractual fixed lease payments, discounted using our incremental borrowing rate. Operating lease expense is recognized on a straight-line basis over the lease term, while variable lease payments are expensed as incurred.

Leased assets represent our right to use an underlying asset for the lease term, and lease liabilities represent our obligation to make lease payments arising from the lease. Operating lease right-of-use assets and liabilities are recognized at commencement date based on the present value of lease payments over the lease term. We use a secured incremental borrowing rate as the discount rate for the present value of lease payments when the rate implicit in the contract is not readily determinable. For operating leases with variable payments dependent upon an index or rate, we apply the active index or rate as of the lease commencement date. Variable lease payments not based on an index or rate are not included in the operating lease liability as they cannot be reasonably estimated and are recognized in the period in which the obligation for those payments is incurred. Leases that have a term of twelve months or less upon commencement date are considered short-term in nature. Accordingly, short-term leases are not included on the consolidated balance sheets and are expensed on a straight-line basis over the lease term, which commences on the date we have the right to control the property.

We were the lessor in a sublease agreement. This lease was an operating lease and was recognized straight line over the lease term with a related sublease rental asset accounting for abatements and initial direct costs. Sublease income was recognized in other income and expenses in the statements of operations. The sublease was terminated without penalty effective October 31, 2024.

Revenue Recognition

The Company recognizes revenue in accordance with the five-step model as prescribed by ASC 606, Revenue from Contracts with Customers (“ASC 606”) in which the Company evaluates the transfer of promised goods or services and recognizes revenue when its customer obtains control of promised goods or services in an amount that reflects the consideration which the Company expects to be entitled to receive in exchange for those goods or services. To determine revenue recognition for the arrangements that the Company determines are within the scope of ASC 606, the Company performs the following five steps: (1) identify the contract(s) with a customer, (2) identify the performance obligations in the contract, (3) determine the transaction price, (4) allocate the transaction price to the performance obligations in the contract, and (5) recognize revenue when (or as) the entity satisfies a performance obligation. See Note 14 for additional information regarding revenue recognition. The Company has elected, as a practical expedient, to account for the shipping and handling as fulfillment costs, rather than as a separate performance obligation. Methodologies for determining these provisions are dependent on customer pricing and promotional practices. The Company records reductions to revenue and a refund liability for estimated product returns and pricing adjustments in the same period that the related revenue is recorded. These estimates will be based on industry-based historical data, historical sales returns, if any, analysis of credit memo data, and other factors known at the time.

Cost of Goods Sold

Cost of goods sold includes the cost of products purchased, packaging, co-packers' tolling fees, inbound and outbound freight costs, indirect labor, third party labor to store and ship our products, and overhead costs incurred in the storage and distribution of products sold in the period.

Shipping and Handling

Costs of shipping and handling related to sales revenue are included in cost of goods sold. Shipping and handling costs totaled $5,189,469 and $5,223,257 for the years ended December 31, 2024 and 2023, respectively. Income generated from shipping costs billed through to customers was included in Sales, net in the consolidated statements of operations. Shipping income totaled $506,732 and $899,921 for the years ended December 31, 2024 and 2023, respectively.

Research and Product Development

Amounts spent on research and development activities are expensed as incurred and are included in general and administrative expenses on the statements of operations. Research and product development expense was $114,144 and $219,723 for the years ended December 31, 2024 and 2023, respectively.

Marketing and advertising

Marketing and advertising costs are expensed when incurred. For the years ended December 31, 2024 and 2023, these costs amounted to $6,735,672 and $7,886,031, respectively, including related party marketing costs.

Income Taxes

Income taxes provide for the tax effects of transactions reported in the consolidated financial statements and consist of income taxes currently due and deferred tax assets and liabilities. The Company may also be subject to interest and penalties from taxing authorities on underpayment of income taxes. In such an event, interest and penalties are included in income tax expense. Deferred tax assets and liabilities are recognized for differences between the basis of assets and liabilities for financial statement and income tax purposes. The differences relate primarily to depreciable and amortizable assets (use of different depreciation and amortization methods and lives for financial statement and income tax purposes), stock-based compensation, operating lease right-of-use assets and lease liabilities, and net operating losses. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.

Stock Incentive Plan

The compensation cost relating to share-based payment transactions is recognized in the consolidated financial statements. The cost is measured based on the grant date fair value of the equity or liability instruments issued. Compensation cost for all employee stock awards is calculated and recognized over the employees’ service period, generally defined as the vesting period. For awards with graded-vesting, compensation cost is recognized on a straight-line basis over the requisite service period for the entire award. Compensation cost for all consultant stock awards is calculated and recognized over the consultant’s service period based on the grant date fair value of the equity or liability instruments issued. Upon exercise of stock option awards or vesting of restricted stock units (“RSUs”) and market-based stock units (“MSUs”), recipients are issued shares of common stock. Pre-vesting forfeitures result in the reversal of all compensation cost as of the date of termination; post-vesting cancellation does not.

Earnings per Share

Basic earnings per share is computed on the basis of the weighted average number of shares of common stock that were outstanding during the period. Diluted earnings per share is similarly determined, except that the denominator is increased to include the number of additional shares of common stock that would have been outstanding if all dilutive potential common stock and preferred stock had been issued and are calculated under the treasury stock method. Due to the Company’s net loss, all stock options, unvested restricted stock, and convertible preferred stock are anti-dilutive and excluded.

Indefinite Lived Intangible Assets

Indefinite lived intangible assets are valued at cost. The Company assesses qualitative factors each reporting period to determine whether events and circumstances exist that indicate that the fair values of the indefinite lived intangible assets are less than the carrying amounts. Upon considering these factors, the Company determines whether or not it is more likely than not that the fair values of the assets are less than the carrying amounts. If the fair value is less than the carrying value, impairment would be recognized.

Definite Lived Intangible Assets, net

Definite lived intangible assets are valued at cost, net of accumulated amortization. Amortization is computed using the straight-line method over the estimated useful lives of the assets. Estimated useful lives for amortization purposes range between 3 and 10 years. Amortization expense is allocated to general and administrative expense. The Company assesses qualitative factors each reporting period to determine whether events and circumstances exist that indicate that the fair values of the definite lived intangible assets were less than the carrying amounts.

Employee Benefit Plan

The Company sponsors a defined contribution 401(k) plan (the “401(k) plan”) for all employees 18 years of age or older. Employee contributions may be made on a before-tax basis, limited by Internal Revenue Service regulations. Contributions of $136,074 were remitted during the year ended December 31, 2024. No contributions were remitted during the year ended December 31, 2023. As of December 31, 2024 and 2023, there were $129,301 and $155,815 of employer 401(k) contribution liabilities, respectively, included in accrued expenses on the consolidated balance sheets.

JOBS Act Accounting Election

The Company qualifies as an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). Under the JOBS Act, emerging growth companies can delay adopting new or revised accounting standards issued subsequent to the enactment of the JOBS Act until such time as those standards apply to private companies. An emerging growth company can elect to use this extended transition period for complying with new or revised accounting standards that have different effective dates for public and private companies until the earlier of the date that it (i) is no longer an emerging growth company or (ii) affirmatively and irrevocably opts out of the extended transition period provided in the JOBS Act. Currently, the Company has elected to file as an emerging growth company defined under the JOBS Act, and as such, these consolidated financial statements may not be comparable to companies that comply with the new or revised accounting pronouncements as of public company effective dates.

Loss Contingencies

We may be subject to contingencies arising in the ordinary course of business, such as product liability and other product-related litigation, commercial litigation, environmental claims and proceedings, government investigations and guarantees and indemnifications. In assessing contingencies related to legal and environmental proceedings that are pending against the Company, or unasserted claims that are probable of being asserted, we record accruals for these contingencies to the extent that we conclude that a loss is both probable and reasonably estimable. If some amount within a range of loss appears to be a better estimate than any other amount within the range, we accrue that amount. Alternatively, when no amount within a range of loss appears to be a better estimate than any other amount, we accrue the lowest amount in the range. We record anticipated recoveries under existing insurance contracts when recovery is assured.

Recoveries on claims for business interruptions

In the first quarter of 2023, we discovered a product quality issue with coconut milk powder from one of our suppliers and immediately initiated a voluntary product withdrawal and contacted all impacted wholesale customers and e-commerce consumers to aggressively pull back as much as of the affected product as possible. In connection with this withdrawal, we incurred costs associated with inventory obsolescence, quality testing, and remedial discounts and replacement orders of $0.5 million in the fourth quarter of 2022 and $0.4 million in the first quarter of 2023. In the third quarter of 2023 and the third quarter of 2024, we reached settlement agreements with the vendor, in connection with which we recovered approximately $0.5 million. We implemented a robust new sensory testing program to prevent future quality issues.

Recently Adopted Accounting Pronouncements

In November 2023, the FASB issued Accounting Standards Update (“ASU”) 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, which expanded annual and interim disclosure requirements for reportable segments, primarily through enhanced disclosures about significant segment expenses. The expanded annual disclosures are effective for our year ended December 31, 2024, and the expanded interim disclosures are effective in 2025 and were applied retrospectively to all prior periods presented. See Note 15 for further information on our reportable segment.

Recently Issued Accounting Pronouncements

In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures (“ASU 2023-09”), which requires, among other things, additional disclosures primarily related to the income tax rate reconciliation and income taxes paid. The expanded annual disclosures are effective for our year ending December 31, 2025. The Company is currently evaluating the impact that ASU 2023-09 will have on our consolidated financial statements and whether we will apply the standard prospectively or retrospectively.

In November 2024, the FASB issued ASU 2024-03, Income Statement -Reporting Comprehensive Income-Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses ("ASU 2024-03"). ASU 2024-03 requires additional disclosures about the nature of expenses included in the income statement, such as purchases of inventory, employee compensation, and depreciation. ASU 2024-03 is effective for public business entities for annual periods beginning after December 15, 2026, and interim reporting periods within fiscal years beginning after December 15, 2027. Early adoption is permitted. The Company is currently evaluating the impact of ASU 2024-03 on its financial statements and related disclosures.

Subsequent Events

Subsequent events are events or transactions that occur after the balance sheet date but before the consolidated financial statements are available to be issued. The Company has evaluated events and transactions subsequent to December 31, 2024 for potential recognition of disclosure in the financial consolidated statements.

2.	Cash, Cash Equivalents, and Restricted Cash

The following table provides a reconciliation of cash, cash equivalents, and restricted cash reported within the consolidated balance sheets that sum to the total of the same such amounts shown in the consolidated statement of cash flows.

	December 31,	December 31,
	2024	2023
Cash and cash equivalents	$8,339,918	$7,566,299
Restricted cash	174,234	140,507
Total cash, cash equivalents, and restricted cash	$8,514,152	$7,706,806

Amounts in restricted cash represent those that are required to be set aside by the following contractual agreements:

●

On December 3, 2020, the Company entered into an agreement with Danone Manifesto Ventures, PBC (“Danone”), which provided the Company $298,103 in funds for the purpose of supporting three COVID-19 relief projects. As of December 31, 2024 and December 31, 2023, cash equivalents in the amount of $99,525 were restricted under this agreement. The restriction will be released upon the completion of the projects or release by Danone.

●

Cash equivalents of $530,000 were pledged to secure our company credit card limits. As of December 31, 2024 and December 31, 2023, respectively, $74,709 and $40,982 of these funds were restricted to collateralize borrowings against these company credit cards.

Cash, cash equivalents, and restricted cash balances that exceeded the Federal Deposit Insurance Corporation (“FDIC”) and Securities Investor Protection Corporation (“SIPC”) insurable limits as of December 31, 2024 and December 31, 2023 totaled $7,621,392 and $6,756,207, respectively. The Company has never experienced any losses related to these balances. The Company’s cash, cash equivalents, and restricted cash are with what the Company believes to be high-quality financial institutions and considers the risks associated with these funds in excess of FDIC and SIPC insurable limits to be low.

3.	Inventory

The following table presents the components of inventory, net of reserves:

	December 31,	December 31,
	2024	2023
Raw materials and packaging	$3,049,399	$2,180,294
Finished goods	2,926,277	4,142,265
Total Inventory	$5,975,676	$6,322,559

The Company periodically reviews the value of items in inventory and provides write-offs of inventory based on current market assessment, which are charged to cost of goods sold. For the years ended December 31, 2024 and 2023, the Company recorded $599,902 and $1,273,171, respectively, of costs related to the disposal of and reserve for obsolete inventory included in costs of goods sold. The elevated inventory obsolescence in 2023 was the result of the product withdrawal occurring in the first quarter of 2023.

The following table presents the components of inventory reserves as of:

	December 31,	December 31,
	2024	2023
Estimated based on inventory turnover, quantities on hand, and expiration dates	$132,557	$385,069
Discontinued product	293,235	338,312
Product quarantined for product quality	—	306,276
Total inventory reserves	$425,792	$1,029,657

As of December 31, 2024 and 2023, the Company had a total of $871,406 and $449,242, respectively, of prepayments for future raw materials inventory, which is included in prepaid expenses on the consolidated balance sheets.

4.	Prepaid Expenses and Other Current Assets

The following table presents the components of prepaid expenses and other current assets:

	December 31,	December 31,
	2024	2023
Prepaid expenses	$568,549	$532,131
Prepaid inventory	871,406	449,242
Deposits	222,483	238,719
Other current assets	51,451	65,472
Prepaid expenses and other current assets	$1,713,889	$1,285,564

5.	Property and Equipment, Net

Property and equipment, net was comprised of the following:

	December 31, 2024			December 31, 2023
	Gross Carrying Amount	Accumulated Depreciation	Net Carrying Amount	Gross Carrying Amount	Accumulated Depreciation	Net Carrying Amount
Furniture and office equipment	$199,085	$(155,437)	$43,648	$184,241	$(85,093)	$99,148
Leasehold improvements	21,261	(6,462)	14,799	46,276	(22,829)	23,447
	$220,346	$(161,899)	$58,447	$230,517	$(107,922)	$122,595

For the years ended December 31, 2024 and 2023, depreciation expense was $81,163 and $99,289, respectively.

Assets Classified as Held-for-Sale

In the fourth quarter of 2022, the Company entered into purchase agreements for the sale of the production equipment for a sales price of $800,000 which was received in full and was reflected in cash generated from investing activities on the statements of cash flow for the year ended December 31, 2023.

6.	Intangible Assets

Intangible Assets, net is composed of the following:

	December 31, 2024			December 31, 2023
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Trade names (10 years)	$890,827	$(213,798)	$677,029	$890,827	$(106,899)	$783,928
Recipes (10 years)	330,000	(121,000)	209,000	330,000	(88,000)	242,000
Social media agreements (3 years)	80,000	(80,000)	—	80,000	(71,111)	8,889
Software (3 years)	131,708	(121,614)	10,094	131,708	(81,294)	50,414
Definite-lived intangible assets	1,432,535	(536,412)	896,123	1,432,535	(347,304)	1,085,231
Licensing agreements (indefinite)	132,100	—	132,100	132,100	—	132,100
Total intangible assets	$1,564,635	$(536,412)	$1,028,223	$1,564,635	$(347,304)	$1,217,331

The weighted-average useful life of all the Company’s intangible assets is 6.2 years.

For the years ended December 31, 2024 and 2023, amortization expense was $189,108 and $206,887, respectively.

Definite Lived Intangible Assets

Definite life intangible assets are evaluated for impairment whenever events or changes in circumstances indicate the carrying value may not be recoverable. Examples include a significant adverse change in the extent or manner in which we use the asset, or an unexpected change in financial performance. When evaluating definite life intangible assets for impairment, we compare the carrying value of the asset to the asset’s estimated undiscounted future cash flows. An impairment is indicated if the estimated future cash flows are less than the carrying value of the asset. The Company considered the above factors when assessing whether the Company’s long-lived assets will be recoverable.

Based on the analysis of the qualitative factors above, management determined that there were no triggering events or impairment charges in the year ended December 31, 2024 or 2023.

The Company performed a qualitative and quantitative analysis over the Company's estimates of the fair values of acquired trade names utilizing the Relief From Royalty Method variation discounted cash-flow model, which did not indicate that these assets were impaired.

Intangible assets are amortized using the straight-line method over estimated useful lives ranging from three to ten years. The estimated amortization expense for each of the next five years and thereafter is as follows:

2025	$149,994
2026	139,899
2027	139,899
2028	139,899
2029	139,899
Thereafter	186,533
$896,123

Indefinite Lived Intangible Assets

On August 3, 2015, the Company entered into a license agreement with the Company’s co-founder Laird Hamilton (the “LH License”). The LH License stated Laird Hamilton’s contribution to the Company was in the form of intellectual property, granting the Company the right to use Laird Hamilton’s name and likeness. This contribution, which was reported on the balance sheets as of December 31, 2024 and 2023, was valued at $132,000 and satisfied with the issuance of 660,000 shares of common stock. The Company has determined that the intangible asset associated with the LH License has an indefinite life, as there is no foreseeable limit on the period of time over which it is expected to contribute to the cash flows of the Company.

On May 2, 2018, the Company entered into a license agreement with Gabrielle Reece, who is married to Mr. Hamilton (the “GR License”). Pursuant to the GR License, Ms. Reece granted the Company rights to her name, signature, voice, picture, image, likeness, and biographical information commencing on July 1, 2015. This contribution, which is reported on the consolidated balance sheets as of December 31, 2024 and 2023, was valued at $100 based on the consideration exchanged. The Company has determined that the intangible asset associated with the GR License has an indefinite life, as there is no foreseeable limit on the period of time over which it is expected to contribute to the cash flows of the Company.

On November 19, 2018, the Company executed a License and Preservation Agreement with Mr. Hamilton and Ms. Reece which superseded the predecessor license agreements with both individuals. The agreement added specific terms related to non-competition and allowable usage of the property under the license. No additional consideration was exchanged in connection with the agreement and the life of the agreement was set at 100 years.

On May 26, 2020, the Company executed a License and Preservation Agreement with Mr. Hamilton, and Ms. Reece (the “2020 License”), which superseded the predecessor license and preservation agreement with both individuals. Among other modifications, the agreement (i) modified certain approval rights of Mr. Hamilton and Ms. Reece for use of their respective images, signatures, voices, and names (other than those owned by the Company), rights of publicity and common law and statutory rights to the foregoing in the Company’s products, (ii) modified certain assignment, change of control and indemnification provisions, and (iii) granted the Company the right to extend the term of the agreement for additional ten-year terms upon the expiration of the initial one-hundred year term. No additional consideration was exchanged in connection with the agreement.

7.	Accrued Expenses

The following table presents the components of accrued expenses:

	December 31,	December 31,
	2024	2023
Accrued compensation and benefits	$1,993,008	$1,166,321
Accrued accounts payable	1,082,789	677,492
Other accrued expenses	567,201	742,530
Accrued expenses	$3,642,998	$2,586,343

8.	Leases

Lessee

The Company leased its warehouse space under a commercial lease with RII Lundgren Mill, LLC, dated March 1, 2018. The lease commenced March 1, 2018. The initial lease term was ten years, and the Company had the option to renew the lease for two additional five-year periods.

The Company executed a second lease for additional warehouse and office space under a commercial lease with RII Lundgren Mill, LLC, dated December 17, 2018. The lease commenced on July 1, 2019. However, for accounting purposes the lease commencement date was June 6, 2019. The initial lease term was ten years.

The Company executed a third lease for additional warehouse and office space under a commercial lease with RII Lundgren Mill, LLC, dated October 1, 2021. The lease commenced on October 1, 2021. The initial lease term was ten years.

The Company executed a lease cancellation agreement dated December 12, 2022. Under this agreement, the Company's three leases with RII Lundgren Mill, LLC, were terminated effective January 31, 2023, and the Company agreed to pay $1,550,000, of which $500,000 was remitted in 2022 and $1,050,000 was satisfied in the first quarter of 2023.

The Company assumed an operating lease in the acquisition of Picky Bars, LLC on May 3, 2021. The initial lease term was 62 months. The lease was terminated, without penalty, effective October 31, 2024.

The Company entered into a sublease agreement with Somatic Experiencing Trauma Institute with a commencement date of January 1, 2023, for a 5,257 square foot office space in Boulder, Colorado which serves as the Company's new headquarters. This lease will expire on July 1, 2027.

The components of lease expense were as follows:

	Year Ended
	December 31, 2024	December 31, 2023
Operating leases
Operating lease cost	$142,321	$152,338
Variable lease cost	19,504	29,576
Operating lease expense	161,825	181,914
Short-term lease rent expense	317,792	337,584
Total rent expense	$479,617	$519,498

	Year Ended
	December 31, 2024	December 31, 2023
Operating cash flows - operating leases	$128,426	$126,434
Right-of-use assets obtained in exchange for operating lease liabilities	$—	$344,382

	December 31, 2024	December 31, 2023
Weighted-average remaining lease term – operating leases (in years)	2.5	3.0
Weighted-average discount rate – operating leases	7.50%	6.71%

As of December 31, 2024, future minimum payments during the next three years are as follows:

2025	$105,966
2026	109,145
2027	56,210
Total	271,321
Less imputed interest	(24,891)
Operating lease liabilities	$246,430

Lessor

The Company executed a sublease agreement of the Picky Bars, LLC operating lease on March 1, 2022. The lease commenced on April 1, 2022. The initial lease term expired on April 30, 2025. The sublease was terminated, without penalty, effective October 31, 2024. The lease met all of the criteria of an operating lease and was accordingly recognized straight line over the lease term with a related sublease rental asset accounting for abatements and initial direct costs.

The components of rental income were as follows:

	Year Ended
	December 31, 2024	December 31, 2023
Operating leases
Operating lease income	$46,849	$56,219
Variable lease income	17,722	21,270
Total rental income	$64,571	$77,489

9.	Income Taxes

The Company had a tax net loss for the years ended December 31, 2024 and 2023 and therefore has recorded no assessment of current federal income taxes. The Company is subject to minimum state taxes for various jurisdictions as well as subject to franchise taxes considered income taxes under ASC 740, Income Taxes. A reconciliation of income tax expense at the federal statutory rate to the income tax provision at the Company's effective rate is as follows:

	Year Ended
	December 31, 2024	December 31, 2023

Income tax benefit at statutory rates	$333,560	$2,131,064
Valuation allowance for deferred tax assets	(424,218)	(1,439,931)
Stock-based compensation	367,824	(525,278)
Fixed assets	(187,429)	—
Other income (expense), net	(150,061)	(181,050)
Reported income tax expense	$(60,324)	$(15,195)
Effective tax rate:	3.4%	0.1%

The Company’s deferred tax assets and liabilities consisted of the following:

	December 31, 2024	December 31, 2023
Deferred tax assets:
Net operating loss carryforwards	$21,368,607	$20,088,873
Intangible assets	2,115,891	2,258,079
Property and equipment	618,260	1,104,854
Research and development credits	219,488	235,514
Research and development	206,718	268,414
Inventory	95,762	246,182
Accrued expenses	367,651	496,695
Right of use asset	10,873	7,366
Allowance for credit losses	94,113	64,250
Charitable contributions	34,613	40,773
Unexercised options	1,132,698	890,128
Total deferred tax assets	26,264,674	25,701,128
Valuation allowance	(26,264,674)	(25,701,128)
Total net deferred tax assets	$—	$—

The Company assesses its deferred tax assets and liabilities to determine if it is more likely than not, they will be realized; if not, a valuation allowance is required to be recorded. Management has determined it is more likely than not that the deferred tax assets would be realized, thus a full valuation allowance was recorded against the deferred tax assets. The Company may reduce the valuation allowance against definite-lived deferred tax assets at such a time when it becomes more likely than not that the definite-lived deferred tax assets will be realized. The change in the valuation allowance for deferred tax assets and liabilities for the years ended December 31, 2024 and 2023 were net increases of $0.6 million and $1.8 million, respectively.

As of December 31, 2024, the Company did not provide a current or deferred U.S. federal income tax provision or benefit for any of the periods presented because the Company has reported cumulative losses since inception. The Company has recorded a provision for state income taxes and a corresponding current state income tax payable of approximately $9,306 and $7,373 as of December 31, 2024 and 2023, respectively.

The following table presents net operating losses (“NOLs”) and other income tax carryforwards for the following periods:

	December 31, 2024	December 31, 2023
NOLs and other income tax carryforwards
Federal NOLs pre-2017 (1)	$1,868,077	$1,868,077
Federal NOLs post-2018 (2)	82,744,578	77,796,820
State NOLs (3)	60,941,124	57,103,123
Total NOLs	145,553,779	136,768,020
Credits (4)	219,488	235,514
Other carryforwards (4)	1,333,552	581,020
Total NOLs and other income tax carryforwards	$147,106,819	$137,584,554
(1) Can be carried forward for 20 years and which begin to expire in 2036
(2) Can be carried forward indefinitely.
(3) Can be carried forward for between 15 and 20 years and which begin to expire in 2031.
(4) Can be carried forward for between one and five years and which begin to expire in 2025.

The use of NOLs may be subject to certain limitations, such as those triggered by ownership changes under Section 382 of the Internal Revenue Code. Because these provisions, the use of a portion of our NOLs and tax credit carryforwards may be limited in future periods. Further, a portion of the carryforwards may expire before being applied to reduce future income tax liabilities.

GAAP requires management to evaluate and report information regarding its exposure to various tax positions taken by the Company. The Company has determined whether there are any tax positions that have met the recognition threshold and has measured the Company’s exposure to those tax positions. Management believes that the Company has adequately addressed all relevant tax positions and that there are no unrecorded tax liabilities.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. U.S. and state jurisdictions have statutes of limitations that generally range from 3 to 5 years.

10.	Stock Incentive Plan

The Company adopted an incentive plan (the “2020 Plan”) on September 22, 2020, to provide for the grant of stock options, stock appreciation rights, restricted stock awards, restricted stock units, deferred stock units, unrestricted stock, dividend equivalent rights, performance shares and other performance-based awards, other equity-based awards and cash bonus awards to Company employees, employees of the Company’s affiliates, non-employee directors and certain consultants and advisors. In May 2024, the Company's shareholders approved an amendment to the 2020 Plan to reserve an additional 1,536,742 shares for issuance. As of December 31, 2024, the Company was authorized to award 832,032 shares in future issuances under the 2020 Plan and 2,460,090 shares are outstanding and issuable upon vesting and exercise of outstanding options and rights. Previously, the Company had adopted its 2018 Equity Incentive Plan and 2016 Stock Incentive Plan (together with the 2020 Plan, the “Stock Incentive Plans”), under which the Company had issued stock options and RSUs. Following the effective date of the 2020 Plan, no additional awards may be made under the 2018 Equity Incentive Plan or 2016 Stock Incentive Plan. The Stock Incentive Plans were established to provide eligible individuals with an incentive to contribute to the Company’s success and to operate and manage the Company’s business in a manner that will provide for its long-term growth and profitability and that will benefit the Company’s shareholders and other stakeholders, including employees and customers. The Stock Incentive Plans are also intended to provide a means of recruiting, rewarding, and retaining key personnel.

Stock Options

The Stock Incentive Plans prescribe various terms and conditions for the award of options and the total number of shares authorized for this purpose. For options, the strike price is equal to the fair market value of the Company’s stock price at the date of grant. Generally, options become exercisable based on years of service and vesting schedules, and expire after (i) a period of ten years from the date of grant, (ii) three months following the date of termination of employment from the Company, (iii) one year following the date of termination from the Company by reason of death or disability, (iv) the date of termination of employment for cause, or (v) the fifth anniversary of the date of the grant if it is held by a 10 percent or greater stockholder.

The following tables summarize the Company’s stock option activity:

		Weighted	Weighted
		Average	Average
	Options	Exercise Price	Contractual	Aggregate
	Activity	(per share)	Term (years)	Intrinsic Value
Balance at January 1, 2024	1,234,778	$4.52	7.91	$30,000
Granted	799,188	$0.73	—	$—
Exercised/released (1)	(300,250)	$1.12	—	$—
Cancelled/forfeited	(103,288)	$1.61	—	$—
Balance at December 31, 2024	1,630,428	$3.47	7.77	$8,770,109
Exercisable at December 31, 2024	516,040	$7.02	5.81	$1,573,308

(1) Includes 86,643 shares of common stock which were withheld to cover option costs.

		Weighted	Weighted
		Average	Average
	Options	Exercise Price	Contractual	Aggregate
	Activity	(per share)	Term (years)	Intrinsic Value
Balance at January 1, 2023	921,657	$6.86	8.01	$—
Granted	700,000	$0.89	—	$—
Exercised/released	—	$—	—	$—
Cancelled/forfeited	(386,879)	$3.54	—	$—
Balance at December 31, 2023	1,234,778	$4.52	7.91	$30,000
Exercisable at December 31, 2023	670,624	$4.80	7.28	$—

The aggregate intrinsic value in the tables above, which is the amount by which the market value of the underlying stock exceeded the exercise price of outstanding options, is before applicable income taxes and represents the amount optionees would have realized if all in-the-money options had been exercised on the last business day of the period indicated.

The total intrinsic value of options vested was $682,988 and $0 in the years ended December 31, 2024 and 2023, respectively. The total intrinsic value of options exercised was $596,943 the year ended December 31, 2024, and no options were exercised in the year ended December 31, 2023.

The Company estimates the fair value of each stock option award on the date of grant using a Black-Scholes option-pricing model. ASC 718, Compensation - Stock Compensation (“ASC 718”), requires the use of the fair-value-based method for measuring the value of stock-based compensation. The estimated fair value of each grant of stock options awarded during the years ended December 31, 2024 and 2023 was determined using the following assumptions:

•	Expected Volatility. The expected volatility is based on the volatility of the historical stock prices of identified peer companies.
•

Expected Term. Due to the lack of a public market for the trading of shares of the Company’s common stock prior to the Company’s initial public offering that closed on September 25, 2020, and the lack of sufficient Company-specific historical data, the expected term of employee stock options is determined using the “simplified” method, as prescribed in SEC Staff Accounting Bulletin No. 107, Share Based Payments, whereby the expected life equals the arithmetic average of the vesting term and the original contractual term of the option.

•

Risk-free Interest Rate. The risk-free interest rate is based on the interest rate payable on United States Treasury yield curve in effect at the time of grant for a period that is commensurate with the assumed expected term.

•	Dividend Yield. The dividend yield is 0% because the Company has never paid, and for the foreseeable future does not expect to pay, dividend on its shares of common stock.

The inputs and assumptions used to estimate the fair value of share-based payment awards represent management’s best estimates and involve inherent uncertainties and the application of management’s judgment. As a result, if factors change and management uses different inputs and assumptions, the Company’s share-based compensation expense could be materially different for future awards. The grant-date fair value of stock options was estimated at the time of grant using the following weighted-average inputs and assumptions in the Black-Scholes option pricing model:

	Year Ended
	December 31,
	2024	2023
Weighted-average expected volatility	61.92%	59.43%
Weighted-average expected term (years)	6.50	5.71
Weighted-average expected risk-free interest rate	4.27%	3.87%
Dividend yield	—	—
Weighted-average fair value of options granted	$0.46	$0.57

Restricted Stock Units

The following tables summarize the Company’s RSU activity:

		Weighted Average	Weighted Average
		Grant Date Fair	Remaining Vesting	Aggregate
	Number of RSUs	Value (per share)	Term (years)	Fair Value
Balance at January 1, 2024	771,885	$1.77	2.18	$1,480,161
Granted	828,650	$4.43	—	$—
Exercised/released (1)	(422,471)	$1.55	—	$—
Cancelled/forfeited	(62,566)	$1.27	—	$—
Balance at December 31, 2024	1,115,498	$3.85	3.26	$4,294,241

(1) Includes 16,699 shares of common stock which were withheld to cover payroll taxes.

		Weighted Average	Weighted Average
		Grant Date Fair	Remaining Vesting	Aggregate
	Number of RSUs	Value (per share)	Term (years)	Fair Value
Balance at January 1, 2023	504,420	$4.22	2.94	$2,127,734
Granted	745,000	$0.81	—	$—
Exercised/released (1)	(200,085)	$3.86	—	$—
Cancelled/forfeited	(277,450)	$2.14	—	$—
Balance at December 31, 2023	771,885	$1.77	2.18	$1,480,161

(1) Includes 26,877 shares of common stock which were withheld to cover payroll taxes.

The Company estimates the fair value of each RSU using the fair value of the Company’s stock on the date of grant for the purposes of calculating compensation costs. The total vest date fair value of RSUs vested was $1,135,692 and $158,349 in the years ended December 31, 2024 and 2023, respectively. The weighted-average fair market value of RSUs granted was $7.88 and $0.91 in the years ended December 31, 2024 and 2023, respectively. The total fair value of outstanding RSUs as of December 31, 2024, at the last market close price as of that date of $7.88, was $8,790,124. The total fair value of outstanding RSUs as of December 31, 2023, at the last market close price as of that date of $0.91, was $702,415.

Market-Based Stock Units

The following tables summarize the Company’s market-based stock unit (“MSU”) activity:

		Weighted Average	Weighted Average
		Grant Date Fair	Remaining Vesting	Aggregate
	Number of MSUs	Value (per share)	Term (years)	Fair Value
Balance at January 1, 2024	621,314	$1.57	0.60	$977,558
Granted	—	$—	—	$—
Exercised/released	(300,000)	$0.14	—	$—
Cancelled/forfeited	(321,314)	$2.91	—	$—
Balance at December 31, 2024	—	$—	—	$—

		Weighted Average	Weighted Average
		Grant Date Fair	Remaining Vesting	Aggregate
	Number of MSUs	Value (per share)	Term (years)	Fair Value
Balance at January 1, 2023	31,083	$43.53	0.60	$1,353,043
Granted	600,000	$0.08	—	$—
Exercised/released	—	$—	—	$—
Cancelled/forfeited	(9,769)	$43.53	—	$—
Balance at December 31, 2023	621,314	$1.57	0.60	$977,558

These MSUs vested upon the 30-day weighted average stock price reaching or exceeding established targets, after reaching certain time targets. We estimated the grant-date fair value of the MSUs using a Monte Carlo simulation which required assumptions for expected volatility, risk-free rate of return and dividend yield. Expected volatility within the index were derived using historical volatility of a selected peer group over a period equal to the length of the performance period. We based the risk-free rate of return on the yield of a zero-coupon U.S. Treasury bond with a maturity equal to the performance period and assumed a 0% dividend rate. Compensation expense for these MSUs was recognized over the requisite service period regardless of whether the market conditions are satisfied.

The total vest date fair value of MSUs vested was $1,276,000 in the year ended December 31, 2024 and no MSUs vested in the year ended December 31, 2023. No MSUs were granted in the year ended December 31, 2024 and the weighted-average fair market value of MSUs granted was $0.91 in the year ended December 31, 2023. There were no outstanding MSUs as of December 31, 2024. The total fair value of outstanding MSUs as of December 31, 2023, at the last market close price as of that date of $0.91, was $565,396.

Stock-Based Compensation

Stock-based compensation expense is recognized ratably over the requisite service period for all awards. The following tables summarize the Company’s stock-based compensation recorded as a result of applying the provisions of ASC 718 to equity awards:

	Year Ended	Unrecognized Compensation Cost Related to Non-Vested Awards as of	Weighted-Average Remaining Vesting Period as of
	December 31, 2024	December 31, 2024	December 31, 2024 (years)
Stock options	$345,129	$619,880	2.73
RSUs	1,264,920	3,464,390	3.55
MSUs	27,739	—	—
Total stock-based compensation	$1,637,788	$4,084,270	3.42

Cost of goods sold	$3,650	$9,648	3.88
General and administrative	1,494,315	3,807,481	3.49
Sales and marketing	139,823	267,141	4.41
Total stock-based compensation	$1,637,788	$4,084,270	3.42

	Year Ended	Unrecognized Compensation Cost Related to Non-Vested Awards as of	Weighted-Average Remaining Vesting Period as of
	December 31, 2023	December 31, 2023	December 31, 2023 (years)
Stock options	$456,902	$654,313	2.36
RSUs	658,717	1,099,972	2.17
MSUs	(23,473)	34,281	0.57
Total stock-based compensation	$1,092,146	$1,788,566	2.21

Cost of goods sold	$503	$2,976	1.62
General and administrative	849,784	1,666,980	2.29
Sales and marketing	241,859	118,610	0.99
Total stock-based compensation	$1,092,146	$1,788,566	2.21

11.	Earnings per Share

Basic earnings (loss) per share is determined by dividing net loss attributable to Laird Superfood, Inc. common shareholders by the weighted average number of common shares outstanding during the period. Diluted earnings (loss) per share is similarly determined, except that the denominator is increased to include the number of additional common and preferred shares that would have been outstanding if all dilutive potential common shares had been issued. Dilutive potential common shares consist of employee stock options, RSUs, and MSUs, the dilutive effect of which the Company calculated using the treasury stock method. Basic earnings per share is reconciled to diluted earnings per share in the following table:

	Year Ended December 31,
	2024	2023
Net loss	$(1,820,161)	$(10,163,117)
Weighted average shares outstanding - basic and diluted	9,946,733	9,297,226
Basic and diluted:
Net loss per share, basic and diluted	$(0.18)	$(1.09)
Common stock options, restricted stock awards, and market-based stock awards excluded due to anti-dilutive effect	2,745,926	2,627,977

12.	Concentrations

The following table details the concentration of vendor accounts payable balances in excess of 10% of total accounts payable at each period:

	December 31,	December 31,
	2024	2023
Vendor A	14%	23%
Vendor B	18%	14%
Vendor C	*	10%
Vendor D	10%	*
Total	42%	47%

*The vendor accounts payable balance is below 10% of total accounts payable.

The following table details the concentration of customer accounts receivable balances in excess of 10% of total gross accounts receivable at each period:

	December 31,	December 31,
	2024	2023
Customer A	43%	46%
Customer B	20%	21%
Customer C	14%	*
Total	77%	67%

*The customer accounts receivable balance is below 10% of total gross accounts receivable.

The following table details the concentration of sales to specific customers in excess of 10% of total net sales for each year and the accounts receivable from those customers at the end of each period:

			Accounts Receivable
	Year ended December 31,		As of December 31,
	2024	2023	2024	2023
Customer A	15%	17%	$927,465	$660,015
Customer B	16%	15%	436,026	310,396
Customer C	11%	12%	297,608	10,330
Total	42%	44%	$1,661,099	$980,741

During 2024 and 2023, the Company purchased a substantial portion of raw materials and packaging from certain suppliers. The following table details the concentration of purchases from specific suppliers in excess of 10% of total purchases for each period:

	Year ended December 31,
	2024	2023
Supplier A	10%	*
Supplier B	15%	*
Supplier C	*	15%
Supplier D	12%	*
Supplier E	*	23%
Total	37%	38%

*Purchases from the supplier amounted to less than 10% of total purchases.

During 2024 and 2023, the Company purchased a substantial portion of raw materials and packaging from certain geographical regions. The following table details the concentration of purchases from specific foreign countries in excess of 10% of total purchases for each period:

	Year ended December 31,
	2024	2023
Country A	12%	*
Country B	12%	*
Country C	16%	*
Country D	10%	*
Country E	*	17%
Total	50%	17%

*Purchases from suppliers in the region amounted to less than 10% of total purchases.

13.	Related Party

FASB ASC Topic 850, Related Party Disclosures, requires that information about transactions with related parties that would make a difference in decision making shall be disclosed so that users of the consolidated financial statements can evaluate their significance. The Company conducts business with suppliers and service providers who are also shareholders of the Company. From time to time, service providers are offered shares of common stock as compensation for their services. Shares provided as compensation are calculated based on the fair value of the service provided and the most recent equity offering price (or market price post-IPO) per share. Additional related party transactions are noted below.

License Agreements

On May 26, 2020, the Company executed a License and Preservation Agreement which superseded the predecessor license and preservation agreement with both Mr. Hamilton and Ms. Reece. Among other modifications, the agreement (i) modified certain approval rights, (ii) modified certain assignment, change of control and indemnification provisions, and (iii) granted the Company the right to extend the term of the agreement for additional ten-year terms upon the expiration of the initial one-hundred-year term. No additional consideration was exchanged in connection with the agreement. See additional discussion related to the 2020 License in Note 6 of the consolidated financial statements.

Marketing Agreements

The Company has an influencer agreement with Gabrielle Reece to provide certain marketing services. In connection with these services, in the years ended December 31, 2024 and 2023, respectively, advertising expenses totaling $251,061 and $285,172 were included in sales and marketing expenses in the consolidated statements of operations. As of December 31, 2024 and December 31, 2023, amounts payable to Gabrielle Reece of $34,947 and $2,688, respectively, are included in related party liabilities in the consolidated balance sheets.

14.	Revenue Recognition

The Company’s primary source of revenue is sales of coffee creamers, hydration and beverage enhancing products, harvest snacks and other food items, and coffee, tea, and hot chocolate products. The Company recognizes revenue when control of the promised good is transferred to the customer and in amounts that the Company expects to collect. The timing of revenue recognition takes into consideration the various shipping terms, or customer pick-up, applicable to the Company’s sales. Each delivery or shipment made to a third-party customer is considered to satisfy a performance obligation. Performance obligations generally occur at a point in time and are satisfied when control of the goods passes to the customer. The Company is entitled to collect the sales price under normal credit terms. Additionally, the Company estimates the impact of certain common practices employed by us and other manufacturers of consumer products, such as scan-based trading, product rebate and other pricing allowances, product returns, trade promotions, sales broker commissions and slotting fees. These estimates are recorded at the end of each reporting period.

In accordance with ASC Topic 606, the Company disaggregates net sales from contracts with customers based on the characteristics of the products sold:

	Year Ended December 31,
	2024		2023
	$	% of Total	$	% of Total
Coffee creamers	$23,088,363	53%	$20,425,029	60%
Coffee, tea, and hot chocolate products	11,184,525	26%	7,968,956	23%
Hydration and beverage enhancing products	9,207,964	21%	5,320,039	16%
Harvest snacks and other food items	6,215,989	14%	6,883,980	20%
Other	172,788	0%	435,388	1%
Gross sales	49,869,629	114%	41,033,392	120%
Shipping income	506,732	1%	899,921	3%
Discounts and promotional activity	(7,081,224)	(15)%	(7,709,115)	(23)%
Sales, net	$43,295,137	100%	$34,224,198	100%

The Company generates revenue through two channels: e-commerce and wholesale:

	Year Ended December 31,
	2024		2023
	$	% of Total	$	% of Total
E-commerce	$25,642,366	59%	$19,443,885	57%
Wholesale	17,652,771	41%	14,780,313	43%
Sales, net	$43,295,137	100%	$34,224,198	100%

Receivables from contracts with customers are included in accounts receivable. Contract assets include deferred cost of goods sold associated with deferred revenue and are included in finished goods inventories. Contract liabilities include deferred revenue, customer deposits, rewards programs, and refund liabilities, and are included in accrued expenses. The balances of receivables from contracts with customers, contract assets, and contract liabilities were as follow:

	January 1,	December 31,	December 31,
	2023	2023	2024
Accounts receivable, net	$1,494,469	$1,022,372	$1,762,911
Contract liabilities	$(729,667)	$(427,974)	$(348,869)

On May 7, 2024, the Company entered into an accounts receivable factoring agreement (the “Factoring Agreement”) with Alterna Capital Solutions LLC (the “Purchaser”). The Factoring Agreement allows the Company to access up to $2 million on a revolving basis (the “Maximum Amount”). The upfront purchase price for factored accounts is up to 70% of their face value, with the remainder payable to the Company upon collection by the Purchaser. The proceeds will be used to fund general working capital needs. The Company will pay fees, including a funds usage fee (prime rate + 1.5%, minimum 10% per annum) and a collateral monitoring fee (0.05% per month). Pursuant to the Factoring Agreement, the Purchaser can require repurchase of uncollectable or ineligible accounts.

The Factoring Agreement has an initial term of 12 months and will automatically renew annually, unless terminated in accordance with the Factoring Agreement. The Company may terminate the Factoring Agreement at any time upon 30 days prior written notice and payment to Purchaser of an early termination fee equal to 2.0% of the Maximum Amount if terminated during the first 12 months and 1.0% of the Maximum Amount during the subsequent terms.

The Company has granted a security interest in its personal property to secure the payment and performance of all obligations under the Factoring Agreement. The Factoring Agreement includes customary provisions, including representations, warranties and covenants, indemnification, waiver of jury trial, and the exercise of remedies upon a breach or default.

15.	Reportable Segments

In accordance with ASC 280, Segment Reporting (“ASC 280”), the Company considers operating segment(s) to be components of the Company’s business for which separate financial information is available and is evaluated regularly by management in deciding how to allocate resources and in assessing performance.

The Company manages their business through one operating and reportable segment: superfood. The superfood segment provides customers with clean, functional, and sustainability-conscious alternatives in an industry rife with ultra-processed ingredients and laden with artificial sweeteners. This segment includes the sales of (i) coffee creamers, (ii) hydration and beverage enhancing products, (iii) harvest snacks and other food items, and (iv) coffee, tea, and hot chocolate products. Substantially all revenue is derived from domestic product sales. The accounting policies of the superfood segment are the same as those described in the summary of significant accounting policies. The Company does not have intra-entity sales or transfers.

The Company's chief operating decision maker (“CODM”) is the Chief Executive Officer.

The CODM assesses segment performance and allocates resources based on consolidated net income. All expense categories on the consolidated statements of operations are significant and there are no other significant segment expenses that would require disclosure. The CODM uses consolidated net income to assess operating performance as compared to prior results, annual operating plans, iterative periodic forecasts, and our competitors. The CODM uses this information to allocate future operating and capital expenditures. The measure of segment assets is reported on the consolidated balance sheets as total assets.

Global Superfoods Corp.

Unaudited Condensed Consolidated Balance Sheets

September 30, 2025 and December 31, 2024

	Successor	Successor
	September 30, 2025	December 31, 2024
Assets
Current Assets
Cash and cash equivalents	$1,056,800	$314,700
Accounts receivable, net of allowance for doubtful accounts of $7,100 and $5,600 at September 30, 2025 and December 31, 2024, respectively	4,453,600	3,843,200
Inventories	7,830,700	5,169,200
Prepaid expenses and other current assets	687,300	668,900
Total current assets	14,028,400	9,996,000
Property and equipment, net	111,900	85,100
Operating right-of-use assets	519,600	504,100
Intangible assets, net	13,331,000	13,865,400
Goodwill	18,498,700	18,498,700
Other assets	31,200	14,200
Total assets	$46,520,800	$42,963,500
Liabilities, Redeemable Non-Controlling Interest, and Stockholder's Equity

Current liabilities
Accounts payable	$4,204,900	$3,337,700
Accrued liabilities	1,904,700	1,000,800
Operating lease liabilities, current maturities	156,000	161,000
Line of credit	1,040,000	200,000
Notes payable, current maturities	8,523,900	564,100
Total current liabilities	15,829,500	5,263,600
Long-term liabilities
Operating lease liabilities, net of current maturities	384,200	343,100
Notes payable, net of current maturities	—	8,209,600
Deferred tax liability	1,672,300	1,383,200
Total long-term liabilities	2,056,500	9,935,900
Commitments and contingencies (Note 10)
Redeemable non-controlling interest	77,000	77,000
Stockholder’s equity
Common stock - $0.0001 par value; 20,000 shares authorized, 2,200 shares issued and outstanding	—	—
Additional paid-in capital	22,000,000	22,000,000
Retained earnings	6,102,800	5,232,000
Non-controlling interest	455,000	455,000
Total stockholder’s equity	28,557,800	27,687,000
Total liabilities, redeemable non-controlling interest, and stockholder’s equity	$46,520,800	$42,963,500

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

Global Superfoods Corp.

Unaudited Condensed Consolidated Statements of Operations

Nine Months Ended September 30, 2025 and 2024

	Successor	Successor	Predecessor
	Period from January 1, 2025 through September 30, 2025	Period from May 24, 2024 to September 30, 2024	Period from January 1, 2024 to May 23, 2024
Net sales	$32,122,300	$13,294,200	$12,720,400
Cost of sales (exclusive of depreciation and amortization shown separately below)	21,509,700	9,344,700	8,041,300
Gross profit	10,612,600	3,949,500	4,679,100
Operating expenses
Selling, general, and administrative	7,994,500	3,853,200	4,739,500
Depreciation and amortization	588,700	305,600	56,000
Other	161,100	9,800	15,500
Total operating expenses	8,744,300	4,168,600	4,811,000
Income (loss) from operations	1,868,300	(219,100)	(131,900)
Other (expense) income
Interest expense	(718,200)	(346,100)	(324,100)
Other income, net	4,200	—	—
Total other (expense) income, net	(714,000)	(346,100)	(324,100)
Income (loss) before income taxes	1,154,300	(565,200)	(456,000)
Income tax benefit (expense)	(289,200)	124,600	—
Net income (loss)	865,100	(440,600)	$(456,000)
Net income (loss) attributable to non-controlling interest	—	—
Net income (loss) attributable to Global Superfoods Corp.	$865,100	$(440,600)

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

Global Superfoods Corp.

Unaudited Condensed Consolidated Statements of Stockholder’s Equity

Successor

	Shares	Amount	Additional Paid-in Capital	Retained Earnings	Non- Controlling Interest	Total Stockholder's Equity
Balance at May 24, 2024	2,200	$—	$22,000,000	$5,504,700	$455,000	$27,959,700
Net loss	—	—	—	(440,600)	—	(440,600)
Balance at September 30, 2024	2,200	$—	$22,000,000	$5,064,100	$455,000	$27,519,100

Balance at December 31, 2024	2,200	$—	$22,000,000	$5,232,000	$455,000	$27,687,000
Net income	—	—	—	865,100	—	865,100
Dividends	—	—	—	5,700	—	5,700
Balance at September 30, 2025	2,200	$—	$22,000,000	$6,102,800	$455,000	$28,557,800

Unaudited Condensed Statements of Members’ Deficit

Predecessor

	Class A Units	Class B Units	Class C Units	Class D Units	Members’ Deficit
Balance at December 31, 2023	108,170	10,526	67,074	1	$(40,336,000)
Net loss	—	—	—	—	(456,000)
Distributions	—	—	—	—	(84,700)
Balance at May 23, 2024	108,170	10,526	67,074	1	$(40,876,700)

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements

Global Superfoods Corp.

Unaudited Condensed Consolidated Statements of Cash Flows

	Successor	Successor	Predecessor
	Period from January 1, 2025 through September 30, 2025	Period from May 24, 2024 through September 30, 2024	Period from January 01, 2024 to May 23, 2024
Cash flows from operating activities
Net income (loss)	$865,100	$(440,600)	$(456,000)
Adjustments to reconcile net income (loss) to net cash from operating activities:
Depreciation and amortization	588,700	305,600	56,000
Paid-in-kind interest on promissory note	165,800	75,400	142,500
Noncash lease expense	125,200	—	—
Amortization of debt issuance cost	—	76,400	—
Write-offs, net of recoveries	1,500	5,600	2,000
Gain on sale of assets	(200)	—	—
Deferred taxes	289,200	(124,600)
Changes in operating assets and liabilities:
Accounts receivable	(611,900)	(785,400)	218,600
Inventories	(2,661,500)	(1,910,400)	125,000
Prepaid expenses and other current assets	(35,400)	32,700	(302,500)
Accounts payable	867,300	2,028,900	496,200
Accrued liabilities	903,900	34,700	(85,900)
Operating lease liabilities	(104,700)	—	—
Net cash provided by (used in) operating activities	393,000	(701,700)	195,900
Cash flows from investing activities	—	—	—
Business combination, net of cash acquired		1,448,900
Purchases of property and equipment	(81,000)	(14,700)	(32,100)
Net cash provided by (used in) investing activities	(81,000)	1,434,200	(32,100)
Cash flows from financing activities	—	—	—
Borrowings on line of credit	3,340,000	820,000	—
Repayments on line of credit	(2,500,000)	(820,000)	—
Borrowings on notes payable	—	4,750,000	—
Repayments on promissory note and note payable	(415,600)	(3,008,800)	—
Payment of debt issuance cost	—	(76,400)	—
Other	—	(23,800)	—
Members distributions	5,700	(1,957,700)	(84,700)
Net cash provided by (used in) financing activities	430,100	(316,700)	(84,700)
Net change in cash	742,100	415,800	79,100
Cash, beginning of period	314,700	—	1,369,900
Cash, end of period	$1,056,800	$415,800	$1,449,000

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements

Supplemental disclosure for interest paid in cash	$620,500	$368,100	$107,100
Supplemental disclosure for income taxes paid in cash	$37,900	$12,800	$19,900

Supplemental disclosure of non-cash investing and financing activities:
Settlement of redemption liability as part of reorganization transaction, net of cash acquired	$—	$25,756,100	$—

ROU assets acquired as a result of operating lease liabilities
	$551,700	$—	$—
Derecognition of right of use asset and operating lease liabilities due to lease termination	$411,000	$—	$—
Distributions payable accrued as liabilities	$—	$—	$1,957,700

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements

Global Superfoods Corp.

Notes to the Unaudited Condensed Consolidated Financial Statements

Note 1 – Description of operations, Basis of presentation, and Summary of significant accounting policies

Description of operations – Global Superfoods Corp. (the “Company” or “GSC”), a Delaware corporation, is a holding company whose primary activity is investment in Navitas LLC (“Navitas”), a Delaware Limited Liability Company (LLC). Navitas sells organic superfoods to distributors and retail customers, primarily throughout the United States, from a third-party warehouse and co-packing facilities in California and Nevada.

GSC originally invested in Navitas in April 2015, and until obtaining a controlling interest in Navitas on May 24, 2024, the Company had neither any significant operations nor generated any revenues. See “Note 3 - Business Combination” for further discussion.

Basis of presentation – The consolidated financial statements are prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). References to ASC and ASU included hereinafter refer to the Accounting Standards Codification and Accounting Standards Updates established by the Financial Accounting Standards Board (“FASB”) as the source of authoritative U.S. GAAP. All intercompany accounts and transactions have been eliminated in consolidation. The Company has not entered into transactions that require presentation as other comprehensive income (loss). Total comprehensive income (loss) is equal to net income (loss) for all periods presented.

On May 24, 2024 (the “Closing Date” or “Reorganization Date”), the Company entered into a Reorganization Agreement (the “Reorganization Agreement”) by and among the Company, Navitas, and the members of Navitas. Pursuant to Reorganization Agreement, the Company obtained a controlling interest in Navitas. The Company was deemed the accounting acquirer in the reorganization, and Navitas was deemed to be the predecessor entity. Accordingly, the historical financial statements of Navitas became the historical financial statements of the Company, upon the consummation of the transaction. As a result, the unaudited condensed consolidated financial statements included in this report reflect (i) the historical operating results of Navitas prior to the Reorganization Date (“Predecessor”) and (ii) the consolidated results of the Company, including Navitas following the Reorganization Date (“Successor”). The accompanying financial statements include a Predecessor period, which was the period January 1, 2024 through May 23, 2024, concurrent with completion of the acquisition and Successor period from May 24, 2024 through September 30, 2024 and the nine-month period ended September 30, 2025. As a result of the acquisition, the results of operations, financial position and cash flows of the Predecessor and Successor may not be directly comparable. A black-line between the Successor and Predecessor periods has been placed in the unaudited condensed consolidated financial statements and in the tables to the notes to the unaudited condensed consolidated financial statements to highlight the lack of comparability between these two periods as the acquisition accounting resulted in a new basis of accounting for the Company.

The accompanying unaudited condensed consolidated financial statements contain all adjustments necessary for the fair presentation of the unaudited condensed consolidated financial position as of September 30, 2025 (Successor), the results of its operations for the nine-month period ended September 30, 2025 (Successor), for the period from May 24, 2024 through September 30, 2024 (Successor), and for the period from January 1, 2024 through May 23, 2024, (Predecessor), and the cash flows for the nine month periods ended September 30, 2025 (Successor), for the period from May 24, 2024 through September 30, 2024 (Successor), and for the period from January 1, 2024 through May 23, 2024, (Predecessor). The results of operations for the nine month periods ended September 30, 2025 are not necessarily indicative of results on an annualized basis. Balance sheet amounts as of December 31, 2024 (Successor) have been derived from the audited consolidated financial statements. These unaudited condensed financial statements should be read in conjunction with the audited consolidated financial statements for the year ended December 31, 2024 which include the Predecessor period from January 1, 2023 through May 23, 2024 and the Successor period from May 24, 2024 through December 31, 2024.

Accounting estimates and uncertainties – The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, and expenses. The more significant estimates are customer deposits for bottles, the reserve for trade spend, and the reserve for inventory obsolescence.

The Company evaluates estimates on an ongoing basis using historical experience, as well as other factors believed appropriate under the circumstances, such as current economic conditions, and adjusts or revises estimates as circumstances change. Uncertainties regarding such estimates and assumptions are inherent in the preparation of consolidated financial statements and actual results may differ from these estimates and assumptions.

Concentrations of risk – Financial instruments potentially subjecting the Company to concentrations of credit risk consist primarily of bank demand deposits in excess of FDIC insurance thresholds and accounts receivable.

	Successor	Successor
	September 30, 2025	December 31, 2024
Receivables as a percent of total receivables for:
Customer A	21%	*
Customer B	17%	15%
Customer C	37%	35%

*Denotes less than 10%

For each customer representing 10% or more of the Company’s total net sales, the following table summarizes its net sales as a percentage of total net sales for each applicable period:

	Successor	Successor	Predecessor
	Period from January 1, 2025 through September 30, 2025	Period from May 24, 2024 through September 30, 2024	Period from January 01, 2024 to May 23, 2024
Net sales as a percent of total net sales for:
Customer A	*	38%	36%
Customer B	21%	16%	15%
Customer C	15%	14%	19%

*Denotes less than 10%

Revenue recognition – Revenues of the Company’s operating subsidiary, Navitas, primarily consist of the sale of goods to retailers and distributors through direct sales forces and distributor arrangements. These revenue contracts generally have single performance obligations. Revenue, which includes shipping and handling charges billed to the customer, is reported net of variable consideration and consideration payable to customers, including applicable discounts, returns, allowances, trade promotion, and other costs. Amounts billed and due from customers are classified as receivables and require payment on a short-term basis; therefore, the Company does not have any significant financing components.

Revenue is recognized when the performance obligation is satisfied by transferring control of the products to customers. Control is transferred upon delivery of the product to the customer or the pickup of the product by the customer. Shipping and/or handling costs that occur before or after the customer obtains control of the goods are deemed to be fulfillment activities and are accounted for as fulfillment costs. The Company assesses the products promised in customers’ purchase orders and identifies a performance obligation for each promise to transfer a product that is distinct.

The Company offers various forms of trade promotions, and the methodologies for determining these provisions are dependent on customer pricing and promotional practices, which range from contractually fixed percentage price reductions to provisions based on actual occurrence or performance. The costs of these activities are recognized at the time the related revenue is recorded, which normally precedes the actual cash expenditure. The recognition of these costs, therefore, requires management judgment regarding the volume of promotional offers that will be redeemed by either the distributor or retailer.

These estimates are made using various techniques, including historical data, on performance of similar promotional programs. Differences between estimated expense and actual redemptions are recognized as a change in management estimate in a subsequent period.

The Company has not identified any incremental costs to obtain a contract and does not incur significant fulfillment costs requiring capitalization.

Accounts receivable and allowance for expected credit losses – The Company provides trade credit to customers in the normal course of business. Accounts receivable are typically unsecured and are derived from sales to customers. Accounts receivable are reported at net realizable value. An allowance for credit losses for expected uncollectible amounts is established based upon an analysis of accounts receivable balances with similar risk characteristics on a collective basis, considering factors such as the aging of receivables balances, historical loss experience, current information, and future expectations. Each reporting period, the Company reassesses whether any accounts receivable no longer share similar risk characteristics and should instead be evaluated as part of another pool or on an individual basis. The Company performs periodic credit evaluations of its customers' financial condition and generally does not require collateral. Receivables are generally due within 30 days. Finance charges are generally not assessed on past-due accounts. Delinquent receivables are written off based on individual credit evaluations and specific circumstances of the customer.

Allowance for credit losses was $7,100 and $5,600 as of September 30, 2025 and December 31, 2024, respectively.

An allowance has been established for trade discounts, which customers ordinarily deduct from amounts due to the Company. The balances for these allowances were $190,000 and $352,700 as of September 30, 2025 and December 31, 2024, respectively.

As of January 1, 2024, the balance of accounts receivable, net was 2,921,500.

Inventories – Inventories are stated at the lower of cost or net realizable value. Cost is determined on the weighted average method determined at the specific lot level. Inventories consist of raw materials, packaging, finished goods, and tolling charges.

Property and equipment – Property and equipment are stated at cost and depreciated using the straight-line method over the assets’ estimated useful lives. Leasehold improvements are stated at cost and amortized using the straight-line method over the shorter of the estimated useful life of the asset or the life of the lease. Costs of maintenance and repairs are charged to expense as incurred; significant renewals and betterments are capitalized. Estimated useful lives are as follows:

Asset Category	Estimated Useful Life
Machinery and equipment	3 to 7 years
Computer equipment	3 to 5 years
Office furniture and fixtures	5 to 7 years

Fair value of financial instruments – The Company determines fair value based upon the exit price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In arriving at fair value, we use a hierarchy of inputs that maximizes the use of observable inputs and minimizes the use of unobservable inputs. The three levels of inputs used to measure fair value are as follows:

●	Level 1: Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.
●

Level 2: Observable inputs, other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

●

Level 3: Unobservable inputs reflecting the Company’s own assumptions incorporated in valuation techniques used to determine fair value. These assumptions are required to be consistent with market participant assumptions that are reasonably available.

The level in the fair value hierarchy within which a fair value measurement in its entirety falls is based on the lowest level input that is significant to the fair value measurement in its entirety. The carrying amounts of accounts receivable, accounts payable and accrued expenses approximate fair values because of the short-term nature of these items.

The fair value of our long-term variable rate debt approximates carrying value, excluding the effect of unamortized debt discount, as they are based on borrowing rates currently available to the Company for debt with similar terms and maturities (Level 2 inputs). The fair value of all other fixed rate debt is indeterminable given the related party nature of the outstanding obligations.

Operating lease right-of-use (“ROU”) assets and liabilities – Transactions give rise to leases when the Company receives substantially all of the economic benefits from and has the ability to direct the use of the specified property or equipment. The Company only has lessee activity that is classified as operating leases and financing leases.

The Company recognizes a ROU asset and lease liability for each operating lease with a contractual term greater than 12 months at the time of lease inception. Leases with an initial term of 12 months or less are not recorded on the consolidated balance sheets but continue to be recognized as rent expense on a straight-line basis over the lease term. Leases often include options to extend, which are included in the determination of lease terms when they are reasonably certain to be exercised.

Operating lease liabilities are recorded based on the present value of lease payments over the lease term plus initial direct costs. When discount rates implicit in leases cannot be readily determined, the Company uses their incremental borrowing rate at lease commencement to perform lease classification tests and to measure lease liabilities and ROU assets. Lease expense for operating leases is recognized on a straight-line basis over the lease term.

Total lease costs recorded as rent include fixed operating lease costs and short-term lease costs. Fixed operating lease costs are recognized on a straight-line basis over the lease term.

The ROU asset is measured at the initial amount of the lease liability adjusted for lease payments made at or before the lease commencement date, and initial direct costs.

Goodwill and intangible assets - Goodwill represents the excess of purchase price of acquired businesses over the fair value of the underlying net tangible and intangible assets acquired. The Company evaluates the impairment of its goodwill annually or more frequently when events or changes in circumstances indicate that goodwill may be impaired. Goodwill is required to be evaluated for impairment at the reporting unit level, which represents the operating segment level or one level below the operating segment level for which discrete financial information is available. The Company has one reporting unit, Navitas.

The Company first assesses qualitatively, step zero, whether it is necessary to perform step one of the annual impairment tests. An entity is required to perform step one if the entity concludes that it is more likely than not that a reporting unit’s fair value is below its carrying amount (that is, a likelihood of more than 50%). When step one indicates that the reporting unit’s carrying value exceeds its fair value, an impairment will be recorded.

The Company performs an annual goodwill impairment assessment or more frequently if events or circumstances arise which indicate that goodwill may be impaired. An assessment can be performed by first completing a qualitative assessment on some or all of its reporting units. The Company can also bypass the qualitative assessment for any reporting unit in any period and proceed directly to the quantitative impairment test, and then resume the qualitative assessment in any subsequent period. Qualitative indicators that may trigger the need for annual or interim quantitative impairment testing include, among other things, deterioration in macroeconomic conditions, declining financial performance, deterioration in the operational environment, or an expectation of selling or disposing of a portion of a reporting unit. Additionally, a significant change in business climate, a loss of a significant customer, increased competition, a sustained decrease in share price, or a decrease in estimated fair value below book value may trigger the need for interim impairment testing of goodwill associated with one or more reporting units.

If the Company believes that, as a result of its qualitative assessment, it is more likely than not that the fair value of a reporting unit is less than its carrying amount, the quantitative impairment test is required. The quantitative test involves comparing the fair value of each reporting unit with its carrying amount, including goodwill. If the carrying amount of a reporting unit exceeds its fair value, an impairment loss is recorded as a reduction to goodwill with a corresponding charge to earnings in the period the goodwill is determined to be impaired. Any goodwill impairment is limited to the total amount of goodwill allocated to that reporting unit. The income tax effect associated with an impairment of tax-deductible goodwill is also considered in the measurement of goodwill impairment. As of September 30, 2025 and December 31, 2024, the Company determined there were no impairment charges for the period.

The Company considers the income and market approaches when estimating the fair values of reporting units which requires significant judgement in evaluating economic and industry trends, estimated future cash flows, discount rates, and other factors.

The intangible asset consisting of the brand name has been recorded based on its fair value at the date of acquisition and is amortized over its economic useful life which is 20 years. Amortization expense is recorded in selling, general and administrative expenses on the consolidated statements of operations for the Successor.

Income taxes – Income taxes are accounted for under the asset and liability method. Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to differences between the consolidated financial statement carrying amounts of existing assets and liabilities and their respective tax bases, as well as for net operating loss and tax credit carryforwards. Deferred income tax assets and liabilities are measured at the enacted income tax rates expected to apply in the taxable year in which the asset or liability is expected to be recovered or settled.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some or all of a deferred income tax asset will not be realized. Valuation allowances are provided when management believes, after estimating future taxable income, considering feasible income tax planning opportunities, and weighing all facts and circumstances, that certain deferred tax assets are not recoverable.

The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the consolidated financial statements from such a position are measured. The Company records interest expense and penalties on uncertain tax liabilities in the provision for income taxes.

For the Predecessor period, Navitas has been historically treated as a pass-through entity for federal income tax purposes. Any income or loss is passed through Navitas and will be reported by the members for tax purposes. Any income or loss is passed through the LLC and will be reported by the members for tax purposes. As a result, Navitas does not record any provision for income taxes.

Contingencies – In the normal course of operations, the Company may be subject to claims, possible claims, and litigations from customers, suppliers, and other parties. Although management believes that it has adequately provided for the matters identified, the final outcome with respect to these matters, or with respect to future matters, cannot be predicted with certainty; therefore, there can be no assurance that their resolution will not have a material adverse effect on the Company’s or Navitas’ financial position or results of operations in a particular fiscal year.

Redeemable non-controlling interest - Upon a redemption request from the holders of the Navitas’ Class D units, the Company is obligated to redeem the units for an agreed upon redemption price as set forth in the Reorganization Agreement, at a price equal to the amount that would be distributed to the unitholders as if a liquidation distribution was to occur as if Navitas’ assets were sold for an amount equal to 50% of the sum of (a) 1.69 times the Company’s gross revenues for the trailing 12 months as of the date of the redemption request, and (b) 10 times adjusted earnings before interest, taxes, depreciation, and amortization as of the date of redemption request. For SEC registrants, contingently redeemable securities outside the control of the issuer that are not liabilities are reported in mezzanine equity on the balance sheet. Therefore, the Company has presented its redeemable non-controlling interest as mezzanine equity.

Shipping and handling – Shipping and handling costs are included in cost of sales.

Advertising – Advertising costs are expensed as incurred and were $286,700, $58,700, and $139,300, for the period from January 1, 2025 through September 30, 2025, May 24, 2024 through September 30, 2024 (Successor), and January 1, 2024 through May 23, 2024 (Predecessor), respectively. Advertising costs are recorded within selling, general and administrative expenses in the unaudited condensed consolidated statements of operations.

Affiliate entities and related-party transactions – The Company evaluates whether or not agreements and business activities with affiliated entities and related parties should be consolidated under accounting standards that address consolidated-by-business enterprises of variable interest entities (“VIEs”). Management evaluates the Company’s explicit and implicit variable interests to determine if they have any variable interests in VIEs. Explicit variable interests that directly absorb the variability of a VIE can include contractual or other pecuniary interests, such as loans, guarantees, and equity investments. An implicit variable interest acts the same as an explicit variable interest except it involves absorbing of variability indirectly from the VIE. The Company has not identified any VIEs for the period from January 1, 2025 through September 30, 2025 (Successor), May 24, 2024 through December 31, 2024 (Successor), and January 1, 2024 through May 23, 2024 (Predecessor).

Recently Issued Accounting Pronouncements - In November 2024, the FASB issued ASU 2024-03, Income Statement - Reporting Comprehensive Income-Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses (“ASU 2024-03”). ASU 2024-03 requires additional disclosures about the nature of expenses included in the income statement, such as purchases of inventory, employee compensation, and depreciation. ASU 2024-03 is effective for public business entities for annual periods beginning after December 15, 2026, and interim reporting periods within annual reporting periods beginning after December 15, 2027, as clarified by Income Statement—ASU 2025-01, Reporting Comprehensive Income—Expense Disaggregation Disclosures (Subtopic 220- 40): Clarifying the Effective Date. Early adoption is permitted. The Company is currently evaluating the impact of ASU 2024-03 on its unaudited condensed consolidated financial statements and related disclosures.

In December 2023, the FASB issued ASU No. 2023-09 ASU 2023-09, Improvements to Income Tax Disclosures ("ASU 2023-09"). ASU 2023-09 requires disaggregated information about a reporting entity’s effective tax rate reconciliation as well as information on income taxes paid. The standard is intended to benefit investors by providing more detailed income tax disclosures that would be useful in making capital allocation decisions. This ASU is effective for public companies with annual periods beginning after December 15, 2024, with early adoption permitted. The Company is currently evaluating the impact of ASU 2023-09 on its unaudited condensed consolidated financial statements and related disclosures.

In March 2024, the FASB issued ASU 2024-01, which clarifies how an entity determines whether a profits interest or similar award is a share-based payment arrangement that is within the scope of ASC 718, Compensation - Stock Compensation. This accounting standard is effective for fiscal years beginning after December 15, 2025, including interim periods within those years. Early adoption is permitted. ASU 2024-01 can be applied retrospectively to all prior periods presented in the financial statements or prospectively to profits interest and similar awards granted or modified on or after the date at which the entity first applies this accounting standard. The Company is currently evaluating the impact of ASU 2024-01 on its unaudited condensed consolidated financial statements and related disclosures.

In July 2025, the FASB issued ASU No. 2025-05, Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses for Accounts Receivable and Contract Assets. ASU 2025-05 provides a practical expedient that permits entities to assume that current conditions as of the balance sheet date will remain unchanged over the remaining life of current accounts receivable and current contract assets when estimating the expected credit losses. ASU 2025-05 is effective for annual periods beginning after December 15, 2025, and interim periods within those annual reporting periods. Early adoption is permitted. ASU 2025-05 should be applied on a prospective basis. The Company is currently evaluating the impact of ASU 2025-05 on its unaudited condensed consolidated financial statements and related disclosures.

Note 2 – Liquidity and Going Concern

The Company has debt obligations maturing in May and September of 2026. As of the date of the unaudited condensed consolidated financial statements, and in the absence of either a refinance or extension of the maturity date, there is uncertainty of the Company’s ability to meet these obligations when due.

However, the Company has entered into a securities purchase agreement for the sale of the Company. Management believes that the proceeds from this transaction will provide sufficient liquidity to satisfy the upcoming debt maturities.

If the sale does not close as anticipated, management plans to either refinance or extend the maturities of the existing debt obligations. The Company is currently in discussions with its lenders regarding potential refinancing options.

Given these circumstances, there is substantial doubt about the Company’s ability to continue as a going concern. The unaudited condensed consolidated financial statements have been prepared assuming the Company will continue as a going concern, and do not include any adjustments that might result from the outcome of this uncertainty.

Note 3 – Business Combination

On the Reorganization Date, the Company obtained control of Navitas pursuant to the Reorganization Agreement and Sixth Amended and Restated Limited Liability Company Agreement of Navitas. Prior to the Reorganization Date, the Company held Class C units in Navitas. Under the Reorganization Agreement, the Company’s Class C units and related put right were cancelled and retired in exchange for 22,000,000 new Class A units of Navitas. Concurrently, Navitas entered into an amended mezzanine loan agreement with Advantage Capital Agribusiness Partners, L.P. (“Advantage”) and completed a recapitalization of its ownership interests. Following these transactions, the Company became the sole holder of Class A units of Navitas and therefore obtained control of Navitas as of the Reorganization Date.

The step-acquisition of Navitas has been accounted for as a business combination using the acquisition method of accounting. No gain or loss was recognized related to the Reorganization transaction as the Company was accounting for its investment in Navitas at fair value. The Company was deemed to be the accounting acquirer and Navitas was deemed to be the predecessor entity. As a result, the historical financial statements of Navitas became the historical financial statements of the Company upon consummation of the acquisition. Accordingly, the accompanying unaudited condensed consolidated financial statements present (i) the historical operating results, financial position and cash flows of Navitas for the period prior to May 24, 2024 (the “Predecessor” period) and (ii) the results of the Company, including Navitas, for the period on and after May 24, 2024 (the “Successor” period). A black‑line between the Successor and Predecessor periods has been placed in the unaudited condensed consolidated financial statements and notes to highlight the lack of comparability as the acquisition resulted in a new basis of accounting.

The purchase price has been allocated to the identifiable tangible and intangible assets acquired and liabilities assumed based on their estimated fair values as of the Reorganization Date. The excess of the purchase price over the estimated fair value of net assets acquired recorded as goodwill, none of which is expected to be deductible for tax purposes. Goodwill is primarily attributable to the future economic benefit of the Company’s business, including anticipated revenue growth through the sale of future products to future customers. The identifiable assets acquired are expected to include, among other items, inventories and the brand name, and the liabilities assumed include debt obligations.

Fair value of consideration transferred

Description	Amount
Settlement of pre‑existing redemption right held by GSC	$27,205,000

Recognized amounts of identifiable assets acquired and liabilities assumed

Description
Cash and cash equivalents	1,448,900
Accounts receivable	2,700,900
Inventories	5,036,600
Prepaid expenses and other current assets	497,800
Intangible asset	14,300,000
Property and equipment	136,600
Other assets	14,200
Accounts payable	(5,102,600)
Accrued liabilities	(762,100)
Notes payable	(7,282,600)
Deferred tax liability	(1,749,400)
Total identifiable net assets	9,238,300
Non-controlling interest	(532,000)
Goodwill	$18,498,700

As part of the purchase price allocation for the acquisition of Navitas, the Company identified Navitas’ brand names as an identifiable intangible asset. The fair value of the brand names was estimated using the relief from royalty method, a form of the income approach, which estimates the value of the asset based on the present value of the royalty payments that a market participant would be willing to pay to license the trademark. The cash flow projections used in the valuation were based on estimates used to price the transaction, including market participant assumptions. The resulting cash flows were discounted using a rate that reflects the risks associated with the projected earnings and the overall weighted average cost of capital of the business.

Navitas’s Class A units and non-controlling interests are measured at fair value using an option pricing model, which incorporate assumptions that market participants would use in pricing the instruments. Significant assumptions used in the option pricing model include the Company's equity value, expected volatility, risk-free interest rate, expected term, and dividend yields. The expected term is a management assumption and is based on Management's expectations around the future liquidity events. Changes in these assumptions could have a material impact on the estimated fair value.

The Company incurred acquisition-related costs of $224,800.

Note 4 – Inventories

Inventories consisted of the following as of each period-end:

	September 30, 2025	December 31, 2024
Raw materials	$4,574,400	$3,036,400
Finished goods	3,256,300	2,132,800
Total inventories	$7,830,700	$5,169,200

The Company periodically reviews the value of items in inventory and provides write-offs of inventory, which are charged to cost of goods sold. For the nine months ended September 30, 2025 (Successor) for the period from May 24, 2024 through September 30, 2024 (Successor), and for the period from January 1, 2024 through May 23, 2024, (Predecessor) nominal amounts of costs related to the disposal of and reserve for obsolete inventory included in costs of goods sold.

Note 5 – Property and Equipment

Property and equipment consisted of the following as of each period-end:

	September 30, 2025	December 31, 2024
Leasehold improvements	$18,100	$42,500
Machinery and equipment	59,500	37,000
Computer equipment	115,800	90,400
Office furniture and fixtures	15,100	5,200
	208,500	175,100
Less accumulated depreciation and amortization	(96,600)	(90,000)
Property and equipment, net	$111,900	$85,100

Depreciation and amortization expense was $54,300, $51,100, and $56,000 for the nine months ended September 30, 2025, the period from May 24, 2024 through September 2024 (Successor), and January 1, 2024 through May 23, 2024 (Predecessor), respectively.

Note 6 – Goodwill and Intangible Asset

Goodwill

Goodwill arising on a business is initially measured at cost, being the excess of the cost of an acquisition over the net identifiable assets and liabilities assumed at the date of acquisition and relates to the future economic benefits arising from assets which are not capable of being individually identified and separately recognized. Following initial recognition, goodwill is measured at cost less any accumulated impairment losses.

The following table summarizes the changes in the carrying amount of Goodwill as of each period-end:

	September 30, 2025	December 31, 2024
Beginning balance	$18,498,700	$—
Reorganization transaction	—	18,498,700
Total	$18,498,700	$18,498,700

Intangible Asset

An intangible asset is capitalized separately from goodwill as part of a business combination at fair value at the date of acquisition. Subsequent to initial recognition, the intangible asset carried at cost less any accumulated amortization and any accumulated impairment losses. The Company amortizes its intangible asset using the straight-line method. Amortization is recorded over the estimated useful lives of 20 years.

The following table summarizes the changes in the carrying amount of the intangible asset as of each period-end:

	September 30, 2025
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Weighted-Average Remaining Useful Life (Years)
Brand name	$14,300,000	$(969,000)	$13,331,000	18.6

	December 31, 2024
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Weighted-Average Remaining Useful Life (Years)
Brand name	$14,300,000	$(434,600)	$13,865,400	19.4

Amortization expense related to the intangible asset for the nine months ended September 30, 2025, the period from May 24, 2024 through September 30, 2024 was $534,400 and $254,500, respectively.

The following table summarizes amortization of intangible asset with definite lives as of September 30, 2025:

Remainder of 2025	$180,100
2026	714,500
2027	714,500
2028	716,500
2029 and thereafter	11,005,400
Total	$13,331,000

Note 7 – Leases

Prior to July 2025, the Company leased office and storage space from Niram, LLC, an entity owned by Navitas’ previous CEO and thus a related party. In July 2025, the lease with the related party was terminated, as the Company entered into a new lease agreement with a third party for an office space in San Rafael, California. The new lease commenced in July 2025, and has a lease term of 39 months. Accordingly, the right-of-use asset and lease liability for the prior lease with the related party was derecognized, and the right-of-use asset and lease liability for the new lease was recognized in the accompanying unaudited condensed consolidated financial statements for the nine months ended September 30, 2025.

Total lease costs incurred by lease type and type of payment were as follows:

	Successor	Successor	Predecessor
	Period from January 1, 2025 through September 30, 2025	Period from May 24, 2024 through September 30, 2024	Period from January 01, 2024 to May 23, 2024
Operating leases	$140,400	$—	$—
Short-term leases	4,400	94,200	104,700
Sublease income	—	—	—
Total lease cost	$144,800	$94,200	$104,700

For the nine months ended September 30, 2025, the period from May 24, 2024 through September 30, 2024, and the period from January 1, 2024 through May 23, 2024, other supplemental quantitative disclosures were as follows:

	Successor	Successor	Predecessor
	Period from January 1, 2025 through September 30, 2025	Period from May 24, 2024, to September 30, 2024	Period from January 01, 2024 to May 23, 2024
Cash paid for amounts included in the measurement of lease liabilities	$119,900	$—	$—
ROU assets obtained in exchange for new operating lease liabilities	$551,700	$—	$—
Weighted-average remaining lease term in years for operating leases	3.08	—	—
Weighted-average discount rate for operating leases	3.85%	—	—

Note 8 – Line of Credit

The Company has a $2,000,000 line of credit with a financial institution that matures May 2026. The line of credit bears interest at a base rate or Secured Overnight Financing Rate (“SOFR”), plus an applicable margin, 8.50% at September 30, 2025. The line requires quarterly interest payments, with outstanding balance due upon maturity. The line of credit is collateralized by substantially all of the assets of the Company. The agreement requires compliance with certain restrictive financial covenants.

Note 9 – Notes Payable

The Company has a note payable with a financial institution that matures May 2026. The note bears interest at a base rate or SOFR, plus an applicable margin, 7.51% at September 30, 2025. The note requires quarterly principal and interest payments, with outstanding balance due upon maturity. The note is collateralized by substantially all of the assets of the Company. The agreement requires compliance with certain restrictive financial covenants.

The Company has a promissory note payable with a Class D Unit holder of Navitas that was initially entered into in 2016, and subsequently amended on May 24, 2024, with the maturity date extended to September 2026. Interest is charged at 8% per annum based on the outstanding principal, paid in cash, and 5% paid in kind, compounding on a quarterly basis. The paid-in-kind interest will be accrued as part of the outstanding principal amount of the note, and cash interest is paid quarterly. Accumulated principal is due on maturity. The Company is required to maintain certain covenants. This note is subordinated to the financial institution debt.

The following table reconciles the financial institution note payable and the promissory note payable as of September 2025:

	September 30, 2025	December 31, 2024
Financial institution principal	$3,978,100	$4,393,800
Promissory note principal	4,250,000	4,250,000
Promissory note paid-in-kind interest	295,800	129,900
Total notes payable	$8,523,900	$8,773,700

Future principal payments on the long-term debt are as follows:

Period	Amount
For the remainder of 2025	$148,500
For the year ended December 31, 2026	8,375,400
Total	$8,523,900

Note 10 – Commitments and contingencies

Prior to May 2025, the Company guaranteed the mortgages of Niram, LLC, an entity owned by Navitas’ previous CEO and thus a related party, in the event of default. The mortgage was repaid, and guarantee was released in May 2025. Prior to May 2025, the Company did not record any liability related to this guarantee in the accompanying unaudited condensed consolidated financial statements as the expected loss is immaterial.

Certain raw materials are purchased from suppliers under noncancelable purchase contracts. The terms of the contracts consist of an agreed-upon quantity and price for the materials to be purchased. If the agreed-upon quantity is not purchased during the term of the contract, the Company will be obligated to the supplier for the difference between the contracted price and the market price received by the supplier on the quantity not purchased. Total estimated outstanding commitments were $13,902,900 and $10,091,400 as of September 30, 2025 and December 31, 2024. The Company expects to fulfill all purchase commitments during the normal course of business.

The Company applied for and received Employee Retention Tax Credits (“ERTC”) totaling $941,300 during the nine months ended September 30, 2025, related to amended payroll tax filings covering five quarters from April 1, 2020 through June 30, 2021. There is a risk that some or all the ERTC amounts may be disallowed upon audit by tax authorities, which could require repayment of the credits received. The Company maintains an audit defense agreement that provides coverage for potential liabilities arising from tax audits for two of the five quarters covered by the ERTC claims. The agreement coverage limits the Company’s exposure for those two quarters; however, the agreement requires the Company to first go through the audit process and comply with the audit agreement. As a result of this uncertainty, the Company has deferred recognition of the ERTC proceeds of $941,300 as of September 30, 2025, which is included in accrued expenses on the unaudited condensed consolidated balance sheet. As of September 30, 2025, the Company has not been audited or been notified of an audit and thus no recovery under the agreement is considered a contingent asset. Accordingly, no receivable has been recognized in the financial statements. The Company will recognize recoveries as income when realization is probable, and the amounts are estimable.

Note 11 – Stockholder’s Equity and Non-Controlling Interest

Successor

In March 2015, the Company, a Delaware Corporation, was formed and obtained and initial common stock contribution of $22,000,000.

In April 2015, the Company invested $22,000,000 for Class C units of Navitas. The transaction consisted of a $17,000,000 secondary purchase of existing membership units from legacy owners and a $5,000,000 primary capital contribution to Navitas and has the ability to exercise significant influence. On May 24, 2024, the Company consummated a Reorganization Agreement with Navitas, upon which Global Superfoods Corp. became the successor reporting entity.

As a result of the Reorganization Agreement, a noncontrolling interest of $532,000 was recognized, of which $77,000 is redeemable, representing the portion of net assets of consolidated subsidiaries not attributable to the Company. There were no equity issuances, dividends, or other equity transactions recognized during the periods from May 24, 2024 through September 30, 2025.

Predecessor – Members’ Units

In May 2024, Navitas went through a reorganization of the member units. After reorganization there are three different classes of member interests in Navitas: Class A, Class B, and Class D. Class A Units shall vote as a single class. The Class B and Class D units represent a “profits interest” in the Company, with no voting rights. As part of the reorganization the redemption liability of $39,281,200 was exchanged for the new Class A Units. Class A units maintain a distribution preference up to the Hurdle Amount calculated as $22,000,000 plus interest accrued daily at an 8% annual rate, compounded annually starting from April 30, 2015, plus the Fair Market Value of any additional Capital Contributions made by the Class A unit holder. Thereafter, amounts up to a Participation Threshold, of $60,000,000 plus the Fair Market Value of any additional Capital Contributions, are distributed to the Class A and Class B unit holders on a pari passu basis. After the Participation Threshold amount, 2% will be allocated to the Class D unit holders and 98% to the Class A and Class B unit holders on a pari passu basis. Class D Unit holders had the option to convert the promissory note balance based on a valuation of $1.00 per unit within 180 days. This option was not exercised.

Prior to the reorganization occurring on May 24, 2024, there were four different classes of member interests in Navitas: Class A, Class B, Class C, and Class D. The Class A units were split equally between voting and nonvoting, and the Class B and Class D units represent a “profits interest” in Navitas. Each Class A voting unit, Class B unit, and Class C unit was entitled to one vote per unit, while Class D units were nonvoting. Profits and losses were allocated on a pro rata basis as if a liquidation distribution were to occur.

After January 1, 2022, the holders of the Class C and Class D units could require Navitas to redeem the Class C and Class D units at a price equal to the amount that would be distributed to the unitholders as if a liquidation distribution was to occur as if Navitas’ assets were sold for an amount equal to 50% of the sum of (a) 1.69 times the Company’s gross revenues for the trailing 12 months as of the date of the redemption request, and (b) 10 times adjusted earnings before interest, taxes, depreciation, and amortization as of the date of redemption request. On January 24, 2022, the holders of the Class C units submitted their redemption request, which resulted in a liability relating to the put option of $39,281,200.

Note 12 – Equity Method Investments with Fair Value Option Election

Prior to the Reorganization Date, the Company elected the fair value option to account for its investment in Navitas LLC (the “Investment”), in which the Company held an approximately 38% non-controlling ownership interest. The Company elected to account for this investment at fair value, rather than applying the equity method of accounting. As a result of this election, the investment is recorded at fair value and changes in fair value since inception has been recognized in retained earnings of the Successor through May 23, 2024.

Note 13 – Employee Benefit Plan

The Company has a 401(k) plan covering all eligible employees meeting certain age requirements. The plan provides for safe harbor matching and discretionary contributions. The total contributions to the plan by the Company were $89,200, $50,100, and $55,900 for the nine months ended September 30, 2025, the period from May 24, 2024 through September 30, 2024 (Successor), and the period from January 1, 2024 through May 23, 2024 (Predecessor), respectively.

Incentive Awards Plan

In 2017, Navitas adopted the Incentive Award Plan (the “Incentive Plan”), which provides for the grant of incentive award points to the employees, officers, directors, advisors, and outside consultants. Each award point gives the holder the right to potential cash payments if there is a Liquidity Event, (as defined in the Incentive Plan) if the value of Navitas exceeds a Distribution Threshold of $75,000,000 or $60,000,000. The incentive award points are not units or other ownership interest in Navitas but only represent a contractual liability to potentially receive payment of an amount in the future. If a Liquidity Event occurs, and to the extent award points become vested, the liquidity bonus amount is equal to the vested percentage (as determined as of the date of the Liquidity Event), multiplied by total number of incentive award points, and multiplied by 0.00001% of the excess of the Net Proceeds (as defined) above the Distribution Threshold. The Net Proceeds amount is determined by the amount of cash that would otherwise be available to Navitas members exclusive of transaction expenses and taxes. The award points generally vest 50% over a 5-year period and 50% upon a liquidity event, with payment only upon a liquidity event for Navitas.

There were 587,000 award points granted under the Incentive Plan as of September 30, 2025 and as of December 31, 2024, of which 265,900 were vested as of September 30, 2025 and 266,150 award points were vested as of December 31, 2024. The Company has no compensation expense related to the award points for the nine months ended September 30, 2025, the period from May 24, 2024 through September 30, 2024 (Successor), and January 1, 2024 through May 23, 2024 (Predecessor), as the Distribution Threshold is not probable of being triggered.

Phantom Interest Awards

The Company provides phantom interest awards under which eligible employees may be granted phantom interests that provide the right to receive a cash bonus upon the consummation of a qualifying change-in-control transaction. Phantom interests do not represent equity or ownership interests in the Company and do not convey voting, distribution, or management rights. Under the plan, a participant is entitled to receive a cash payment equal to a specified percentage of Eligible Proceeds from a Qualifying Transaction, as defined in the plan agreement. Eligible Proceeds generally represent the net transaction consideration payable to Navitas’ members after deductions for working capital adjustments, outstanding indebtedness, transaction expenses, transaction-related bonuses, and applicable payroll taxes in excess of $22,000,000, subject to adjustments as defined. Phantom interests generally vest upon the occurrence of a Qualifying Transaction, provided the participant remains in continuous service with the Company through the transaction date.

Phantom interests representing 4.3% of Eligible Proceeds and 4.3% of Eligible Proceeds were granted as of September 30, 2025, and December 31, 2024, respectively. The phantom interest awards were granted in October 2024, and the Company has not recognized compensation expense related to the award points for the nine months ended September 30, 2025, as the Qualifying Transaction is not probable of being triggered.

Note 14 - Revenue

Disaggregation of Revenue

The Company’s operating subsidiary, Navitas, disaggregates its revenue from the sale of goods to customers as wholesale revenue and e-commerce revenue. The Company has determined that disaggregating revenue into these categories best depicts how the nature, amount, timing, and uncertainty of revenue and cash flows are affected by economic factors.

	Successor	Successor	Predecessor
	Period from January 1, 2025 through September 30, 2025	Period from May 24, 2024 through September 30, 2024	Predecessor Period from January 01, 2024 through May 23, 2024
Wholesale revenue	$24,048,600	$10,267,000	$9,408,300
E-commerce revenue	8,073,700	3,027,200	3,312,100
Total revenue, net	$32,122,300	$13,294,200	$12,720,400

Note 15 – Income Taxes

In determining the interim provision for income taxes for the nine months ended September 30, 2025 and 2024, the Company utilized the annual estimated effective tax rate applied to the actual year-to-date income and added the tax effects of any discrete items in the reporting period in which they occur.

The effective income tax rate for the periods ended September 30, 2025 and 2024 was 25.1% and 21.4%, respectively. The primary differences between our effective income tax rates and the federal statutory tax rate for the periods ended September 30, 2025 and 2024 was the effects of state income taxes.

Note 16 - Related Party Transactions

From 2015 through July 2025, the Company’s subsidiary, Navitas, leased its office space from Niram, LLC, an entity owned by Navitas’ previous CEO, thus is a related party to the Company. The table below summarizes rental expenses recognized related to this lease as of each period-end:

	Successor	Successor	Predecessor
	Period from January 1, 2025 through September 30, 2025	May 24, 2024 through September 30, 2024	Period from January 01, 2024 to May 23, 2024
Rental expense	$104,200	$94,200	$104,700

On the Reorganization Date, the Company entered into a Reorganization Agreement with an investee, Navitas, and its members, to obtain a controlling interest.

The Company's majority shareholder is a private equity sponsor. Costs that are incurred at the majority shareholder level relate to its majority shareholder role as an owner of the Company, rather than to the Company’s day-to-day operations. The consolidated statements of operations do not include compensation charges incurred by the majority shareholder on behalf of the Company. No allocation of majority shareholder costs or other shared expenses has been made to the Company, as such costs were not incurred on the Company’s behalf and do not directly relate to the Company’s operations during the periods presented.

Transactions with related parties may differ from those that would be negotiated with independent third parties and were not established through arm’s length negotiations.

Note 17 - Subsequent Events

The Company has evaluated subsequent events that have occurred after the unaudited condensed consolidated balance sheet date of September 30, 2025, through January 30, 2026, which is the date the unaudited condensed consolidated financial statements were available to be issued.

On October 8, 2025, the Company increased its line of credit from $2,000,000 to $3,000,000.

On October 22, 2025, the Company made a $1,000,000 prepayment on its outstanding loan with Advantage. The prepayment reduced the principal balance of the loan and did not result in any modification to the remaining contractual terms of the debt.

On December 21, 2025, the Company and its subsidiary, Navitas LLC, entered into a definitive agreement with Laird Superfood, Inc. (“Laird”) pursuant to which Laird will acquire 100% of the equity interests of GSC for $38,500,000, subject to adjustment as defined. The transaction is subject to shareholder and regulatory approval, and customary closing conditions. No other subsequent events occurred that would require recognition or disclosure in the accompanying financial statements.

Report of Independent Auditors

The Board of Directors and Member

Global Superfoods Corp.

Report on the Audit of the Financial Statements

Opinion

We have audited the consolidated financial statements of Global Superfoods Corp. (the “Company”), which comprise the consolidated balance sheet as of December 31, 2024, and the related consolidated statements of operations, stockholder’s equity, and cash flows for the period from May 24, 2024 through December 31, 2024, and the related notes to the consolidated financial statements.

In our opinion, the accompanying consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024, and the results of their operations and their cash flows for the period from May 24, 2024 through December 31, 2024, in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Substantial Doubt About the Entity’s Ability to Continue as a Going Concern

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note 2 to the consolidated financial statements, the Company has debt obligations maturing in May and September of 2026, and there is uncertainty of the Company’s ability to meet these obligations when due, thus, substantial doubt exists about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the consolidated financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date that the consolidated financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the consolidated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the consolidated financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the consolidated financial statements.

●

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Baker Tilly US, LLP

Sacramento, California

January 30, 2026

Report of Independent Auditors

The LLC Members

Navitas LLC

Report on the Audit of the Financial Statements

Opinion

We have audited the financial statements of Navitas LLC (the “Company”), which comprise the balance sheet as of December 31, 2023, and the related statements of operations and members’ deficit, and cash flows for the period from January 1, 2024 through May 23, 2024 and for the year ended December 31, 2023, and the related notes to the financial statements.

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023, and the results of its operations and its cash flows for the period from January 1, 2024 through May 23, 2024 and for the year ended December 31, 2023 in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Substantial Doubt About the Entity’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note 2 to the financial statements, the Company has debt obligations maturing in May and September of 2026, and there is uncertainty of the Company’s ability to meet these obligations when due, thus, substantial doubt exists about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the consolidated financial statements.

●

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Baker Tilly US, LLP

Santa Rosa, California

January 30, 2026

Global Superfoods Corp.

Consolidated Balance Sheets

December 31, 2024 and 2023

	Successor December 31, 2024	Predecessor December 31, 2023
Assets
Current assets
Cash and cash equivalents	$314,700	$1,369,900
Accounts receivable, net of allowance for doubtful accounts of $5,600 and $6,100 at December 31, 2024, and 2023, respectively	3,843,200	2,921,500
Inventories	5,169,200	4,920,600
Prepaid expenses and other current assets	668,900	195,300
Total current assets	9,996,000	9,407,300
Property and equipment, net	85,100	160,500
Operating right-of-use assets	504,100	—
Intangible assets, net	13,865,400	—
Goodwill	18,498,700	—
Other assets	14,200	14,200
Total assets	$42,963,500	$9,582,000
Liabilities, Redeemable Non-controlling Interest, and Stockholder’s Equity (Members' Deficit in Predecessor)
Current liabilities
Accounts payable	$3,337,700	$2,648,700
Accrued liabilities	1,000,800	848,000
Operating lease liabilities, current maturities	161,000	—
Line of credit	200,000	—
Notes payable, current maturities	564,100	7,140,100
Total current liabilities	5,263,600	10,636,800
Long-term liabilities
Operating lease liabilities, net of current maturities	343,100	—
Notes payable, net of current maturities	8,209,600	—
Redemption liability	—	39,281,200
Deferred tax liability	1,383,200	—
Total long-term liabilities	9,935,900	39,281,200
Commitments and contingencies (Note 10)
Redeemable non-controlling interest	77,000	—
Stockholder’s equity and Members' deficit
Common stock - $0.0001 par value; 20,000 shares authorized, 2,200 shares issued and outstanding	—	—
Additional paid-in capital	22,000,000	—
Retained earnings	5,232,000	—
Members' deficit	—	(40,336,000)
Non-controlling interest	455,000	—
Total stockholders’ equity (members’ deficit for 2023)	27,687,000	(40,336,000)
Total liabilities, redeemable non-controlling interest, and stockholder’s equity (members deficit’ for 2023)	$42,963,500	$9,582,000

The accompanying notes are an integral part of these consolidated financial statements

Global Superfoods Corp.

Consolidated Statements of Operations

	Successor	Predecessor	Predecessor
	Period from May 24, 2024 through December 31, 2024	Period from January 01, 2024 to May 23, 2024	Year ended December 31, 2023
Net sales	$23,686,300	$12,720,400	$36,730,900
Cost of sales (exclusive of depreciation and amortization shown separately below)	16,640,600	8,041,300	23,654,900
Gross profit	7,045,700	4,679,100	13,076,000
Operating expenses
Selling, general, and administrative	6,259,200	4,739,500	10,789,100
Depreciation and amortization	524,600	56,000	247,600
Other	16,800	15,500	58,000
Total operating expenses	6,800,600	4,811,000	11,094,700
Income (loss) from operations	245,100	(131,900)	1,981,300
Other (expense) income
Interest expense	(599,600)	(324,100)	(748,200)
Other income, net	—	—	61,900
Total other expense	(599,600)	(324,100)	(686,300)
Income (loss) before income taxes	(354,500)	(456,000)	1,295,000
Income tax benefit	81,000	—	—
Net income (loss)	(273,500)	$(456,000)	$1,295,000

Net loss attributable to non-controlling interest	—
Net loss attributable to Global Superfoods Corp.	$(273,500)

The accompanying notes are an integral part of these consolidated financial statements

Global Superfoods Corp.

Consolidated Statement of Stockholder’s Equity

Successor

	Shares	Amount	Additional Paid-in Capital	Retained Earnings	Non-Controlling Interest	Total Stockholder’s Equity
Balance at May 24, 2024	2,200	$—	$22,000,000	$5,504,700	$455,000	$27,959,700
Net loss	—	—	—	(273,500)	—	(273,500)
Other	—	—	—	800	—	800
Balance at December 31, 2024	2,200	$—	$22,000,000	$5,232,000	$455,000	$27,687,000

Statements of Members’ Deficit

Predecessor

	Class A Units	Class B Units	Class C Units	Class D Units	Members’ Deficit
Balance at January 1, 2023	108,170	10,526	67,074	1	$(41,584,900)
Net income	—	—	—	—	1,295,000
Distributions	—	—	—	—	(46,100)
Balance at December 31, 2023	108,170	10,526	67,074	1	$(40,336,000)
Net loss	—	—	—	—	(456,000)
Distributions	—	—	—	—	(84,700)
Balance at May 23, 2024	108,170	10,526	67,074	1	$(40,876,700)

The accompanying notes are an integral part of these consolidated financial statements

Global Superfoods Corp.

Consolidated Statements of Cash Flows

	Successor	Predecessor	Predecessor
	Period from May 24, 2024 through December 31, 2024	Period from January 01, 2024 to May 23, 2024	Year ended December 31, 2023
Cash flows from operating activities
Net income (loss)	$(273,500)	$(456,000)	$1,295,000
Adjustments to reconcile net income (loss) to net cash from operating activities:
Depreciation and amortization	524,600	56,000	286,100
Paid-in-kind interest on promissory note	130,000	142,500	346,100
Noncash lease expense	39,200	—	379,600
Amortization of debt issuance cost	76,400	—	—
Write-offs, net of recoveries	5,600	2,000	(200)
Provision for credit losses	—	—	(86,100)
Gain on sale of assets	—	—	(200)
Deferred taxes	(87,900)
Changes in operating assets and liabilities:
Accounts receivable	(1,147,900)	218,600	365,000
Inventories	(132,700)	125,000	946,000
Prepaid expenses and other current assets	(164,700)	(302,500)	264,300
Accounts payable	192,800	496,200	(554,900)
Accrued liabilities	238,700	(85,900)	(79,700)
Operating lease liabilities	(24,300)	—	(431,000)
Net cash provided by (used in) operating activities	(623,700)	195,900	2,730,000
Cash flows from investing activities			—
Purchases of property and equipment	(38,400)	(32,100)	(133,200)
Business combination, net of cash acquired	1,448,900	—	—
Proceeds from sale of property and equipment	—	—	500
Net cash provided by (used in) investing activities	1,410,500	(32,100)	(132,700)
Cash flows from financing activities
Borrowings on line of credit	1,420,000	—	—
Repayments on line of credit	(1,220,000)	—	—
Payments on related-party note	—	—	(2,647,100)
Borrowings on notes payable	4,750,000	—	—
Repayments on notes payable	(356,300)	—	—
Repayment of promissory note	(3,008,800)	—	—
Payment of debt issuance cost	(76,400)	—	—
Other	(22,900)	—	—
Members distributions	(1,957,700)	(84,700)	(46,100)
Net cash used in financing activities	(472,100)	(84,700)	(2,693,200)
Net change in cash	314,700	79,100	(95,900)
Cash, beginning of year	—	1,369,900	1,465,800
Cash, end of year	$314,700	$1,449,000	$1,369,900

The accompanying notes are an integral part of these consolidated financial statements

Supplemental disclosures:
Interest paid in cash	$507,700	$107,100	$402,100
Income taxes paid in cash	$30,800	$19,900	$—

Supplemental disclosure of non-cash investing and financing activities:
ROU assets acquired as a result of operating lease liabilities	$528,400	$—	$—
Distributions payable accrued as liabilities	$—	$1,957,700	$—
Settlement of redemption liability as part of reorganization transaction, net of cash acquired	$25,756,100	$—	$—

The accompanying notes are an integral part of these consolidated financial statements

Global Superfoods Corp.

Notes to the Consolidated and Combined Financial Statements

Note 1 – Description of operations, Basis of presentation, and Summary of significant accounting policies

Description of operations – Global Superfoods Corp. (the “Company” or “GSC”), a Delaware corporation, is a holding company whose primary activity is investment in Navitas LLC (“Navitas”), a Delaware Limited Liability Company (LLC). Navitas sells organic superfoods to distributors and retail customers, primarily throughout the United States, from a third-party warehouse and co-packing facilities in California and Nevada.

GSC originally invested in Navitas in April 2015, and until obtaining a controlling interest in Navitas on May 24, 2024, the Company had neither any significant operations nor generated any revenues. See “Note 3 - Business Combination” for further discussion.

Basis of presentation – The consolidated financial statements are prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). References to ASC and ASU included hereinafter refer to the Accounting Standards Codification and Accounting Standards Updates established by the Financial Accounting Standards Board (“FASB”) as the source of authoritative U.S. GAAP. All intercompany accounts and transactions have been eliminated in consolidation. The Company has not entered into transactions that require presentation as other comprehensive income (loss). Total comprehensive income (loss) is equal to net income (loss) for all periods presented.

On May 24, 2024 (the “Closing Date” or “Reorganization Date”), the Company entered into a Reorganization Agreement (the “Reorganization Agreement”) by and among the Company, Navitas, and the members of Navitas. Pursuant to Reorganization Agreement, the Company obtained a controlling interest in Navitas. The Company was deemed the accounting acquirer in the reorganization, and Navitas was deemed to be the predecessor entity. Accordingly, the historical financial statements of Navitas became the historical financial statements of the Company, upon the consummation of the transaction. As a result, the financial statements included in this report reflect (i) the historical operating results of Navitas prior to the Reorganization Date ("Predecessor") and (ii) the consolidated results of the Company, including Navitas following the Reorganization Date ("Successor"). The accompanying financial statements include a Predecessor period, which was the period January 1, 2023 through May 23, 2024, concurrent with completion of the acquisition and a Successor period from May 24, 2024 through December 31, 2024. As a result of the acquisition, the results of operations, financial position and cash flows of the Predecessor and Successor may not be directly comparable. A black-line between the Successor and Predecessor periods has been placed in the consolidated financial statements and in the tables to the notes to the consolidated financial statements to highlight the lack of comparability between these two periods as the acquisition accounting resulted in a new basis of accounting for the Company.

Accounting estimates and uncertainties – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, and expenses. The more significant estimates are customer deposits for bottles, the reserve for trade spend, and the reserve for inventory obsolescence.

The Company evaluates estimates on an ongoing basis using historical experience, as well as other factors believed appropriate under the circumstances, such as current economic conditions, and adjusts or revises estimates as circumstances change. Uncertainties regarding such estimates and assumptions are inherent in the preparation of financial statements and actual results may differ from these estimates and assumptions.

Concentrations of risk – Financial instruments potentially subjecting the Company to concentrations of credit risk consist primarily of bank demand deposits in excess of FDIC insurance thresholds and accounts receivable of its subsidiary, Navitas. For each customer representing 10% or more of the Company’s total receivables, the following table summarizes its receivables as a percentage of total receivables for each applicable period:

	Successor	Predecessor
	December 31, 2024	December 31, 2023
Receivables as a percent of total receivables for:
Customer A	*	12%
Customer B	15%	20%
Customer C	35%	46%

*Denotes less than 10%

For each customer representing 10% or more of the Company’s total net sales, the following table summarizes its net sales as a percentage of total net sales for each applicable period:

	Successor	Predecessor	Predecessor
	Period from May 24, 2024 through December 31, 2024	Period from January 01, 2024 to May 23, 2024	Year ended December 31, 2023
Net sales as a percent of total net sales for:
Customer A	39%	36%	31%
Customer B	18%	15%	15%
Customer C	13%	19%	13%

Accounts receivable and allowance for expected credit losses – The Company provides trade credit to customers in the normal course of business. Accounts receivable are typically unsecured and are derived from sales to customers. Accounts receivable are reported at net realizable value. An allowance for credit losses for expected uncollectible amounts is established based upon an analysis of accounts receivable balances with similar risk characteristics on a collective basis, considering factors such as the aging of receivables balances, historical loss experience, current information, and future expectations. Each reporting period, the Company reassesses whether any accounts receivable no longer share similar risk characteristics and should instead be evaluated as part of another pool or on an individual basis. The Company performs periodic credit evaluations of its customers' financial condition and generally does not require collateral. Receivables are generally due within 30 days. Finance charges are generally not assessed on past-due accounts. Delinquent receivables are written off based on individual credit evaluations and specific circumstances of the customer.

Allowance for credit losses was $5,600 and $6,100 as of December 31, 2024 and 2023, respectively.

An allowance has been established for trade discounts, which customers ordinarily deduct from amounts due to the Company. The balances for these allowances were $352,700 and $204,000 as of December 31, 2024 and 2023, respectively.

As of January 1, 2023, the balance of accounts receivable, net was $3,200,200.

Inventories – Inventories are stated at the lower of cost or net realizable value. Cost is determined on the weighted average method determined at the specific lot level. Inventories consist of raw materials, packaging, finished goods, and tolling charges.

Property and equipment – Property and equipment are stated at cost and depreciated using the straight-line method over the assets’ estimated useful lives. Leasehold improvements are stated at cost and amortized using the straight-line method over the shorter of the estimated useful life of the asset or the life of the lease. Costs of maintenance and repairs are charged to expense as incurred; significant renewals and betterments are capitalized. Estimated useful lives are as follows:

Asset Category	Estimated Useful Life
Machinery and equipment	3 to 7 years
Computer equipment	3 to 5 years
Office furniture and fixtures	5 to 7 years

Fair value of financial instruments – The Company determines fair value based upon the exit price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In arriving at fair value, we use a hierarchy of inputs that maximizes the use of observable inputs and minimizes the use of unobservable inputs. The three levels of inputs used to measure fair value are as follows:

●	Level 1: Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.
●

Level 2: Observable inputs, other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

●

Level 3: Unobservable inputs reflecting the Company’s own assumptions incorporated in valuation techniques used to determine fair value. These assumptions are required to be consistent with market participant assumptions that are reasonably available.

The level in the fair value hierarchy within which a fair value measurement in its entirety falls is based on the lowest level input that is significant to the fair value measurement in its entirety. The carrying amounts of accounts receivable, accounts payable and accrued expenses approximate fair values because of the short-term nature of these items.

The fair value of our long-term variable rate debt approximates carrying value, excluding the effect of unamortized debt discount, as they are based on borrowing rates currently available to the Company for debt with similar terms and maturities (Level 2 inputs). The fair value of all other fixed rate debt is indeterminable given the related party nature of the outstanding obligations.

Operating lease right-of-use (“ROU”) assets and liabilities – Transactions give rise to leases when the Company receives substantially all of the economic benefits from and has the ability to direct the use of the specified property or equipment. The Company only has lessee activity that is classified as operating leases and financing leases.

The Company recognizes a ROU asset and lease liability for each operating lease with a contractual term greater than 12 months at the time of lease inception. Leases with an initial term of 12 months or less are not recorded on the consolidated balance sheets but continue to be recognized as rent expense on a straight-line basis over the lease term. Leases often include options to extend, which are included in the determination of lease terms when they are reasonably certain to be exercised.

Operating lease liabilities are recorded based on the present value of lease payments over the lease term plus initial direct costs. When discount rates implicit in leases cannot be readily determined, the Company uses their incremental borrowing rate at lease commencement to perform lease classification tests and to measure lease liabilities and ROU assets. Lease expense for operating leases is recognized on a straight-line basis over the lease term.

Total lease costs recorded as rent include fixed operating lease costs and short-term lease costs. Fixed operating lease costs are recognized on a straight-line basis over the lease term.

The ROU asset is measured at the initial amount of the lease liability adjusted for lease payments made at or before the lease commencement date, and initial direct costs.

Goodwill and intangible assets - Goodwill represents the excess of purchase price of acquired businesses over the fair value of the underlying net tangible and intangible assets acquired. The Company evaluates the impairment of its goodwill annually or more frequently when events or changes in circumstances indicate that goodwill may be impaired. Goodwill is required to be evaluated for impairment at the reporting unit level, which represents the operating segment level or one level below the operating segment level for which discrete financial information is available. The Company has one reporting unit, Navitas.

The Company first assesses qualitatively, step zero, whether it is necessary to perform step one of the annual impairment tests. An entity is required to perform step one if the entity concludes that it is more likely than not that a reporting unit’s fair value is below its carrying amount (that is, a likelihood of more than 50%). When step one indicates that the reporting unit’s carrying value exceeds its fair value, an impairment will be recorded.

The Company performs an annual goodwill impairment assessment or more frequently if events or circumstances arise which indicate that goodwill may be impaired. An assessment can be performed by first completing a qualitative assessment on some or all of its reporting units. The Company can also bypass the qualitative assessment for any reporting unit in any period and proceed directly to the quantitative impairment test, and then resume the qualitative assessment in any subsequent period. Qualitative indicators that may trigger the need for annual or interim quantitative impairment testing include, among other things, deterioration in macroeconomic conditions, declining financial performance, deterioration in the operational environment, or an expectation of selling or disposing of a portion of a reporting unit. Additionally, a significant change in business climate, a loss of a significant customer, increased competition, a sustained decrease in share price, or a decrease in estimated fair value below book value may trigger the need for interim impairment testing of goodwill associated with one or more reporting units.

If the Company believes that, as a result of its qualitative assessment, it is more likely than not that the fair value of a reporting unit is less than its carrying amount, the quantitative impairment test is required. The quantitative test involves comparing the fair value of each reporting unit with its carrying amount, including goodwill. If the carrying amount of a reporting unit exceeds its fair value, an impairment loss is recorded as a reduction to goodwill with a corresponding charge to earnings in the period the goodwill is determined to be impaired. Any goodwill impairment is limited to the total amount of goodwill allocated to that reporting unit. The income tax effect associated with an impairment of tax-deductible goodwill is also considered in the measurement of goodwill impairment. During the period ended December 31, 2024, the Company performed a qualitative analysis and determined there were no impairment charges for the period.

The Company considers the income and market approaches when estimating the fair value of its reporting units, which requires significant judgement in evaluating economic and industry trends, estimated future cash flows, discount rates, and other factors.

The intangible asset consisting of the brand name has been recorded based on its fair value at the date of acquisition and is amortized over its economic useful life which is 20 years. Amortization expense is recorded in selling, general and administrative expenses on the consolidated statement of operations for the Successor.

Income taxes – Income taxes are accounted for under the asset and liability method. Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to differences between the consolidated financial statement carrying amounts of existing assets and liabilities and their respective tax bases, as well as for net operating loss and tax credit carryforwards. Deferred income tax assets and liabilities are measured at the enacted income tax rates expected to apply in the taxable year in which the asset or liability is expected to be recovered or settled.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some or all of a deferred income tax asset will not be realized. Valuation allowances are provided when management believes, after estimating future taxable income, considering feasible income tax planning opportunities, and weighing all facts and circumstances, that certain deferred tax assets are not recoverable.

The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the consolidated financial statements from such a position are measured. The Company records interest expense and penalties on uncertain tax liabilities in the provision for income taxes.

For the Predecessor period, Navitas has been historically treated as a pass-through entity for federal income tax purposes. Any income or loss is passed through Navitas and will be reported by the members for tax purposes. Any income or loss is passed through the LLC and will be reported by the members for tax purposes. As a result, Navitas does not record any provision for income taxes.

Contingencies – In the normal course of operations, the Company may be subject to claims, possible claims, and litigations from customers, suppliers, and other parties. Although management believes that it has adequately provided for the matters identified, the final outcome with respect to these matters, or with respect to future matters, cannot be predicted with certainty; therefore, there can be no assurance that their resolution will not have a material adverse effect on the Company’s financial position or results of operations in a particular fiscal year.

Redeemable non-controlling interest -Upon a redemption request from the holders of the Navitas’ Class D units, the Company is obligated to redeem the units for an agreed upon redemption price as set forth in the Reorganization Agreement, at a price equal to the amount that would be distributed to the unitholders as if a liquidation distribution was to occur as if Navitas’s assets were sold for an amount equal to 50% of the sum of (a) 1.69 times the Company’s gross revenues for the trailing 12 months as of the date of the redemption request, and (b) 10 times adjusted earnings before interest, taxes, depreciation, and amortization as of the date of redemption request. For SEC registrants, contingent redeemable securities outside the control of the issuer that are not liabilities are reported in mezzanine equity on the balance sheet. Therefore, the Company has presented its redeemable non-controlling interest as mezzanine equity.

Revenue recognition – Revenues primarily consist of the sale of goods that are sold to retailers and distributors through direct sales forces and distributor arrangements. These revenue contracts generally have single performance obligations. Revenue, which includes shipping and handling charges billed to the customer, is reported net of variable consideration and consideration payable to customers, including applicable discounts, returns, allowances, trade promotion, and other costs. Amounts billed and due from customers are classified as receivables and require payment on a short-term basis; therefore, the Company does not have any significant financing components.

Revenue is recognized when the performance obligation is satisfied by transferring control of the products to customers. Control is transferred upon delivery of the product to the customer or the pickup of the product by the customer. Shipping and/or handling costs that occur before or after the customer obtains control of the goods are deemed to be fulfillment activities and are accounted for as fulfillment costs. The Company assesses the products promised in customers’ purchase orders and identifies a performance obligation for each promise to transfer a product that is distinct.

The Company offers various forms of trade promotions, and the methodologies for determining these provisions are dependent on customer pricing and promotional practices, which range from contractually fixed percentage price reductions to provisions based on actual occurrence or performance. The costs of these activities are recognized at the time the related revenue is recorded, which normally precedes the actual cash expenditure. The recognition of these costs, therefore, requires management judgment regarding the volume of promotional offers that will be redeemed by either the distributor or retailer. These estimates are made using various techniques, including historical data, on performance of similar promotional programs. Differences between estimated expense and actual redemptions are recognized as a change in management estimate in a subsequent period.

The Company has not identified any incremental costs to obtain a contract and does not incur significant fulfillment costs requiring capitalization.

Shipping and handling – Shipping and handling costs are included in cost of sales.

Advertising – Advertising costs are expensed as incurred and were $97,100, $139,300, and $247,000 for the period from May 24, 2024 through December 31, 2024 (Successor), January 1, 2024 through May 23, 2024 (Predecessor), and January 1, 2023 through December 31, 2023 (Predecessor), respectively. Advertising costs are recorded within selling, general and marketing expenses in the consolidated statements of operations.

Affiliate entities and related-party transactions – The Company evaluates whether or not agreements and business activities with affiliated entities and related parties should be consolidated under accounting standards that address consolidated-by-business enterprises of variable interest entities (“VIEs”). Management evaluates the Company’s explicit and implicit variable interests to determine if they have any variable interests in VIEs. Explicit variable interests that directly absorb the variability of a VIE can include contractual or other pecuniary interests, such as loans, guarantees, and equity investments. An implicit variable interest acts the same as an explicit variable interest except it involves absorbing of variability indirectly from the VIE. The Company has not identified any VIEs for the period from May 24, 2024 through December 31, 2024 (Successor), January 1, 2024 through May 23, 2024 (Predecessor), and January 1, 2023 through December 31, 2023 (Predecessor).

Recently Issued Accounting Pronouncements - In November 2024, the FASB issued ASU 2024-03, Income Statement - Reporting Comprehensive Income-Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses (“ASU 2024-03”). ASU 2024-03 requires additional disclosures about the nature of expenses included in the income statement, such as purchases of inventory, employee compensation, and depreciation. ASU 2024-03 is effective for public business entities for annual periods beginning after December 15, 2026, and interim reporting periods within annual reporting periods beginning after December 15, 2027, as clarified by Income Statement—ASU 2025-01, Reporting Comprehensive Income—Expense Disaggregation Disclosures (Subtopic 220- 40): Clarifying the Effective Date. Early adoption is permitted. The Company is currently evaluating the impact of ASU 2024-03 on its consolidated financial statements and related disclosures.

In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures. ASU 2023-09 requires additional disclosures related to rate reconciliation, income taxes paid, and other disclosures. Under ASU 2023-09, for each annual period presented, public entities are required to (1) disclose specific categories in the tabular rate reconciliation and (2) provide additional information for reconciling items that meet a quantitative threshold. In addition, ASU 2023-09 requires all reporting entities to disclose on an annual basis the amount of income taxes paid disaggregated by federal, state, and foreign taxes as well as the amount of income taxes paid by individual jurisdiction. ASU 2023-09 is effective for public business entities for annual periods beginning after December 15, 2024 and can be applied on a prospective basis with an option to apply the standard retrospectively. Early adoption is permitted. The Company is currently evaluating the impact of ASU 2023-09 on its consolidated financial statements and related disclosures.

In March 2024, the FASB issued ASU 2024-01, which clarifies how an entity determines whether a profits interest or similar award is a share-based payment arrangement that is within the scope of ASC 718, Compensation - Stock Compensation. This accounting standard is effective for fiscal are effective for fiscal years beginning after December 15, 2025, including interim periods within those years. Early adoption is permitted. ASU 2024-01 can be applied retrospectively to all prior periods presented in the financial statements or prospectively to profits interest and similar awards granted or modified on or after the date at which the entity first applies this accounting standard. The Company is currently evaluating the impact of ASU 2024-01 on its consolidated financial statements and related disclosures

In July 2025, the FASB issued ASU No. 2025-05, Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses for Accounts Receivable and Contract Assets. ASU 2025-05 provides a practical expedient that permits entities to assume that current conditions as of the balance sheet date will remain unchanged over the remaining life of current accounts receivable and current contract assets when estimating the expected credit losses. ASU 2025-05 is effective for annual periods beginning after December 15, 2025, and interim periods within those annual reporting periods. Early adoption is permitted. ASU 2025-05 should be applied on a prospective basis. The Company is currently evaluating the impact of ASU 2025-05 on its consolidated financial statements and related disclosures.

Note 2 – Liquidity and Going Concern

The Company’s has debt obligations maturing in May and September of 2026. As of the date of these consolidated financial statements, and in the absence of either a refinance or extension of the maturity date, there is uncertainty of the Company’s ability to meet these obligations when due.

However, the Company has entered into a securities purchase agreement for the sale of the Company. Management believes that the proceeds from this transaction will provide sufficient liquidity to satisfy the upcoming debt maturities.

If the sale does not close as anticipated, management plans to either refinance or extend the maturities of the existing debt obligations. The Company is currently in discussions with its lenders regarding potential refinancing options.

Given these circumstances, there is substantial doubt about the Company’s ability to continue as a going concern. The consolidated financial statements have been prepared assuming the Company will continue as a going concern, and do not include any adjustments that might result from the outcome of this uncertainty.

Note 3 – Business Combination

On the Reorganization Date, the Company obtained control of Navitas pursuant to the Reorganization Agreement and related Sixth Amended and Restated Limited Liability Company Agreement of Navitas. Prior to the Reorganization Date, the Company held Class C units in Navitas. Under the Reorganization Agreement, the Company’s Class C units and related put right were cancelled and retired in exchange for 22,000,000 new Class A units of Navitas. Concurrently, Navitas entered into an amended mezzanine loan agreement with Advantage Capital Agribusiness Partners, L.P. (“Advantage”) and completed a recapitalization of its ownership interests. Following these transactions, the Company became the sole holder of Class A units of Navitas and therefore obtained control of Navitas as of the Reorganization Date.

The step-acquisition of Navitas has been accounted for as a business combination using the acquisition method of accounting. No gain or loss was recognized related to the Reorganization transaction as the Company was accounting for its investment in Navitas at fair value. The Company was deemed to be the accounting acquirer and Navitas was deemed to be the predecessor entity. As a result, the historical financial statements of Navitas became the historical financial statements of the Company upon consummation of the acquisition. Accordingly, the accompanying consolidated financial statements present (i) the historical operating results, financial position and cash flows of Navitas for periods prior to May 24, 2024 (the “Predecessor” periods) and (ii) the results of the Company, including Navitas, for periods on and after May 24, 2024 (the “Successor” periods). A black‑line between the Successor and Predecessor periods has been placed in the consolidated financial statements and notes to highlight the lack of comparability as the acquisition resulted in a new basis of accounting.

The purchase price has been allocated to the identifiable tangible and intangible assets acquired and liabilities assumed based on their estimated fair values as of the Reorganization Date. The excess of the purchase price over the estimated fair value of net assets acquired recorded as goodwill, none of which is expected to be deductible for tax purposes. Goodwill is primarily attributable to the future economic benefit of the Company’s business, including anticipated revenue growth through the sale of future products to future customers. The identifiable assets acquired are expected to include, among other items, inventories and the brand name, and the liabilities assumed include debt obligations.

Fair value of consideration transferred

Description	Amount
Settlement of pre‑existing redemption right held by GSC	$27,205,000

Recognized amounts of identifiable assets acquired and liabilities assumed

Description
Cash and cash equivalents	1,448,900
Accounts receivable	2,700,900
Inventories	5,036,600
Prepaid expenses and other current assets	497,800
Intangible asset	14,300,000
Property and equipment	136,600
Other assets	14,200
Accounts payable	(5,102,600)
Accrued liabilities	(762,100)
Notes payable	(7,282,600)
Deferred tax liability	(1,749,400)
Total identifiable net assets	9,238,300
Non-controlling interest	(532,000)
Goodwill	$18,498,700

As part of the purchase price allocation for the acquisition of Navitas, the Company identified Navitas’ brand names as an identifiable intangible asset. The fair value of the brand names was estimated using the relief from royalty method, a form of the income approach, which estimates the value of the asset based on the present value of the royalty payments that a market participant would be willing to pay to license the trademarks. The cash flow projections used in the valuation were based on estimates used to price the transaction, including market participant assumptions. The resulting cash flows were discounted using a rate that reflects the risks associated with the projected earnings and the overall weighted average cost of capital of the business.

Navitas’s Class A units and non-controlling interests are measured at fair value using an option pricing model, which incorporate assumptions that market participants would use in pricing the instruments. Significant assumptions used in the option pricing model include the Company's equity value, expected volatility, risk-free interest rate, expected term, and dividend yields. The expected term is a management assumption and is based on Management's expectations around the future liquidity events. Changes in these assumptions could have a material impact on the estimated fair value.

The Company incurred acquisition-related costs of $224,800.

Note 4 – Inventories

Inventories consisted of the following as of each period-end:

	Successor December 31, 2024	Predecessor December 31, 2023
Raw materials	$3,036,400	$2,662,700
Finished goods	2,132,800	2,257,900
Total inventories	$5,169,200	$4,920,600

The Company periodically reviews the value of items in inventory and provides write-offs of inventory, which are charged to cost of goods sold. For the years ended December 31, 2024 and 2023, nominal amounts of costs related to the disposal of and reserve for obsolete inventory are included in cost of goods sold.

Note 5 – Property and Equipment

Property and equipment consisted of the following as of each period-end:

	Successor December 31, 2024	Predecessor December 31, 2023
Leasehold improvements	$42,500	$783,000
Machinery and equipment	37,000	324,900
Computer equipment	90,400	367,100
Office furniture and fixtures	5,200	61,400
	175,100	1,536,400
Less accumulated depreciation and amortization	(90,000)	(1,375,900)
Property and equipment, net	$85,100	$160,500

Depreciation and amortization expense was $90,000, $56,000 and $286,100 for the period from May 24, 2024 through December 31, 2024 (Successor), January 1, 2024 through May 23, 2024 (Predecessor), and January 1, 2023 through December 31, 2023 (Predecessor), respectively.

Note 6 – Goodwill and Intangible Assets

Goodwill

Goodwill arising on a business is initially measured at cost, being the excess of the cost of an acquisition over the net identifiable assets and liabilities assumed at the date of acquisition and relates to the future economic benefits arising from assets which are not capable of being individually identified and separately recognized. Following initial recognition, goodwill is measured at cost less any accumulated impairment losses.

The following table summarizes the changes in the carrying amount of Goodwill as of December 31, 2024:

Successor December 31, 2024
Beginning balance	$—
Reorganization transaction	18,498,700
Total	$18,498,700

There was no goodwill recognized as of December 31, 2023.

Intangible Asset

An intangible asset is capitalized separately from goodwill as part of a business combination at fair value at the date of acquisition. Subsequent to initial recognition, the intangible asset carried at cost less any accumulated amortization and any accumulated impairment losses. The Company amortizes its intangible asset using the straight-line method. Amortization is recorded over the estimated useful lives of 20 years.

The following table summarizes the changes in the carrying amount of the intangible asset as of December 31, 2024:

	Successor December 31, 2024
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Weighted-Average Remaining Useful Life (Years)
Brand Name	$14,300,000	$(434,600)	$13,865,400	19.4

Amortization expense related to the intangible asset for the period from May 24, 2024 through December 31, 2024 (Successor), period was $434,600. There was no intangible asset recognized as of December 31, 2023. There was no intangible asset or amortization expense recognized in the Predecessor periods.

The following table summarizes amortization of intangible asset with definite lives as of December 31, 2024:

2025	$714,500
2026	714,500
2027	714,500
2028	716,500
2029 and thereafter	11,005,400
Total	$13,865,400

Note 7 – Leases

The Company leases office and storage space from Niram, LLC, an entity owned by Navitas’ previous CEO and thus a related party. Total lease costs incurred by lease type and type of payment were as follows:

	Successor	Predecessor	Predecessor
	Period from May 24, 2024 through December 31, 2024	Period from January 01, 2024 to May 23, 2024	Year ended December 31, 2023
Operating leases	$44,700	$—	$286,100
Short-term leases	95,700	104,700	47,400
Sublease income	—	—	(61,800)
Total lease cost	$140,400	$104,700	$271,700

For the years ended December 31, 2024 and 2023, other supplemental quantitative disclosures were as follows:

	Successor	Predecessor	Predecessor
	Period from May 24, 2024 through December 31, 2024	Period from January 01, 2024 to May 23, 2024	Year ended December 31, 2023
Cash paid for amounts included in the measurement of lease liabilities	$44,700	$—	$337,500
ROU assets obtained in exchange for new operating lease liabilities	$528,400	$—	$—
Weighted-average remaining lease term in years for operating leases	3	—	—
Weighted-average discount rate for operating leases	4.22%	—	—

At December 31, 2024, the undiscounted future lease payments over the lease term, along with a reconciliation of the undiscounted cash flows to lease liabilities, were as follows:

Years Ending December 31	Amount
2025	$178,600
2026	178,600
2027	178,600
Total undiscounted lease payments	535,800
Discount to present value of future payments	(31,700)
Less current portion of operating lease liabilities	(161,000)
Total noncurrent operating lease liabilities	$343,100

Note 8 – Line of Credit

The Company maintains a $2,000,000 revolving line of credit with a financial institution that matures in May 2026. The line of credit bears interest at a base rate or Secured Overnight Financing Rate (“SOFR”), plus an applicable margin, 8.75% at December 31, 2024. The line requires quarterly interest payments, with outstanding balance due upon maturity. The line of credit is collateralized by substantially all of the assets of the Company. The agreement requires compliance with certain restrictive financial covenants.

Note 9 – Notes Payable

In May 2024, the Company entered into a note payable with a financial institution that matures May 2026. The note bears interest at a base rate or SOFR, plus an applicable margin, 7.71% at December 31, 2024. The note requires quarterly principal and interest payments, with outstanding balance due upon maturity. The note is collateralized by substantially all of the assets of the Company. The agreement requires compliance with certain restrictive financial covenants.

The Company has a promissory note payable with a Class D Unit Holder of Navitas that was initially entered into in 2016, and subsequently amended on May 24, 2024, with the maturity date extended to September 2026. Interest is charged at 8% per annum based on the outstanding principal, paid in cash, and 5% paid in kind, compounding on a quarterly basis. The paid-in-kind interest will be accrued as part of the outstanding principal amount of the note, and cash interest is paid quarterly. Accumulated principal is due on maturity. The Company is required to maintain certain covenants. This note is subordinated to the financial institution debt.

The following table reconciles the financial institution note payable and the promissory note payable as of December 31:

	Successor December 31, 2024	Predecessor December 31, 2023
Financial institution note principal	$4,393,800	$—
Promissory note principal	4,250,000	5,000,000
Promissory note paid-in-kind interest	129,900	2,140,100
Total note payable	$8,773,700	$7,140,100

Future principal payments on the long-term debt are as follows:

Years Ending December 31	Amount
2025	$564,100
2026	8,209,600
Total	$8,773,700

Note 10 – Commitments and contingencies

The Company guarantees the mortgage of Niram, LLC, an entity owned by Navitas’ previous CEO and thus a related party, in the event of default. The balance of the mortgage was $563,500 and $1,802,900 as of December 31, 2024 and 2023 respectively, with interest rates ranging between 2.46% and 4.00% and maturing between May 2032 and June 2032. The mortgages are secured by the underlying real estate. It is anticipated that if the Company were required to perform on these guaranties, it would recover the amounts paid from Niram or would take possession of the related mortgaged properties. Based on management’s assessment, the fair value of these guarantees is considered nominal as of December 31, 2024 and 2023. This assessment is based on historical performance, the financial strength of the guaranteed parties, and the likelihood of default, which is deemed remote. The Company has not recorded any liability related to this guarantee in the accompanying consolidated financial statements as the expected loss is immaterial. Subsequent to year-end, the note was repaid, and guarantees were released.

Certain raw materials are purchased from suppliers under noncancelable purchase contracts. The terms of the contracts consist of an agreed-upon quantity and price for the materials to be purchased. If the agreed-upon quantity is not purchased during the term of the contract, Navitas will be obligated to the supplier for the difference between the contracted price and the market price received by the supplier on the quantity not purchased. Total estimated outstanding commitments were approximately $10,091,400 and $6,439,600 as of December 31, 2024 and 2023, respectively. The Company expects to fulfill all purchase commitments during the normal course of business.

Note 11 – Stockholder’s Equity, Non-controlling interest, and Members’ Units

Successor - Stockholder’s Equity and Non-controlling interest

In March 2015, the Company, a Delaware Corporation, was formed and obtained an initial common stock contribution of $22,000,000.

In April 2015, the Company invested $22,000,000 for Class C units of Navitas. The transaction consisted of a $17,000,000 secondary purchase of existing membership units from legacy owners and a $5,000,000 primary capital contribution to Navitas and has the ability to exercise significant influence. On May 24, 2024, the Company consummated a Reorganization Agreement with Navitas, upon which Global Superfoods Corp. became the successor reporting entity.

As a result of the Reorganization Agreement, a non-controlling interest of $532,000 was recognized, of which $77,000 is redeemable, representing the portion of net assets of consolidated subsidiaries not attributable to the Company. There were no equity issuances, dividends, or other equity transactions recognized during the period from May 24, 2024 through December 31, 2024.

Predecessor – Member Units

In May 2024, Navitas went through a reorganization of the member units. After reorganization there are three different classes of member interests in Navitas: Class A, Class B, and Class D. Class A Units shall vote as a single class. The Class B and Class D units represent a “profits interest” in Navitas, with no voting rights. As part of the reorganization the redemption liability of $39,281,200 was exchanged for the new Class A Units. Class A units maintain a distribution preference up to the Hurdle Amount calculated as $22,000,000 plus interest accrued daily at an 8% annual rate, compounded annually starting from April 30, 2015, plus the Fair Market Value of any additional Capital Contributions made by the Class A unit holder. Thereafter, amounts up to a Participation Threshold, of $60,000,000 plus the Fair Market Value of any additional Capital Contributions, are distributed to the Class A and Class B unit holders on a pari passu basis. After the Participation Threshold amount, 2% will be allocated to the Class D unit holders and 98% to the Class A and Class B unit holders on a pari passu basis. Class D Unit holders had the option to convert the promissory note balance based on a valuation of $1.00 per unit within 180 days. This option was not exercised.

Prior to the reorganization occurring in May of 2024, there were four different classes of member interests in Navitas: Class A, Class B, Class C, and Class D. The Class A units were split equally between voting and nonvoting, and the Class B and Class D units represent a “profits interest” in Navitas. Each Class A voting unit, Class B unit, and Class C unit was entitled to one vote per unit, while Class D units were nonvoting. Profits and losses were allocated on a pro rata basis as if a liquidation distribution were to occur.

After January 1, 2022, the holders of the Class C and Class D units could require Navitas to redeem the Class C and Class D units at a price equal to the amount that would be distributed to the unitholders as if a liquidation distribution was to occur as if Navitas ’s assets were sold for an amount equal to 50% of the sum of (a) 1.69 times Navitas’s gross revenues for the trailing 12 months as of the date of the redemption request, and (b) 10 times adjusted earnings before interest, taxes, depreciation, and amortization as of the date of redemption request. On January 24, 2022, the holders of the Class C units submitted their redemption request, which resulted in a liability relating to the put option of $39,281,200.

Note 12 – Equity Method Investments with Fair Value Option Election

Prior to the Reorganization Date, the Company elected the fair value option to account for its investment in Navitas LLC (the “Investment”), in which the Company held an approximately 38% non-controlling ownership interest. The Company elected to account for this investment at fair value option, rather than applying the equity method of accounting. As a result of this election, the investment was recorded at fair value and changes in fair value since inception has been recognized in retained earnings of the Successor through May 23, 2024.

Note 13 - Revenue

Disaggregation of Revenue

The Company’s operating subsidiary, Navitas, disaggregates its revenue from the sale of goods to customers as wholesale revenue and e-commerce revenue. The Company has determined that disaggregating revenue into these categories best depicts how the nature, amount, timing, and uncertainty of revenue and cash flows are affected by economic factors.

	Successor	Predecessor	Predecessor
	Period from May 24, 2024 through December 31, 2024	Predecessor Period from January 01, 2024 through May 23, 2024	Year ended December 31, 2023
Wholesale revenue	$18,762,900	$9,408,300	$27,738,200
E-commerce revenue	4,923,400	3,312,100	8,992,700
Total revenue, net	$23,686,300	$12,720,400	$36,730,900

Note 14 – Income Taxes

The components of income taxes are as follows:

For the period from May 24, 2024 through December 31, 2024 (Successor)	Amount
Current
Federal	$—
State	6,900
Total current	6,900
Deferred
Federal	(51,600)
State	(36,300)
Total deferred	(87,900)
Total income tax benefit	$(81,000)

A reconciliation of the U.S federal statutory income tax rate to income tax benefit is as follows:

For the period from May 24, 2024 through December 31, 2024 (Successor)	Amount
Income tax benefit computed at the federal statutory rate	$(79,500)
State taxes, net of federal tax benefits	(20,300)
Permanent items	(6,500)
Other items	25,300
Income tax benefit	$(81,000)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liability at December 31, 2024 are as follows:

Year Ending December 31, 2024	Amount
Deferred tax assets
Net operating loss carryforward	$1,309,600
Charitable contribution carryforward	34,700
Total deferred tax assets	1,344,300

Deferred tax liabilities
Investment in Navitas	(2,727,500)
Total deferred tax liabilities	(2,727,500)
Deferred tax liability	$(1,383,200)

The Company evaluates the realizability of its deferred tax assets by assessing the valuation allowance and makes adjustments to the allowance as necessary. The factors used by the Company in assessing the likelihood of realization of its deferred tax assets include history of earnings, reversing temporary differences, forecasts of future taxable income and available tax planning strategies that could be implemented. The Company’s ability or failure to achieve forecasted taxable income in the applicable taxing jurisdictions could affect the ultimate realization of its deferred tax assets. The Company has evaluated the available positive and negative evidence supporting the realization of its gross deferred tax assets and has determined it is more likely than not that the assets will be realized.

As of December 31, 2024, the Company had federal and state gross tax loss carry forwards of $4,085,600 and $6,569,200, respectively. The federal net operating loss (“NOL”) of $2,352,600 will begin to expire beginning in 2033 and the remaining $1,733,000 can be carried forward indefinitely. The state NOLs will begin to expire in 2036.

As of December 31, 2024, does not have any unrecognized tax benefits.

The Company and Navitas file tax returns in the U.S. and various state jurisdictions. The tax years 2022 and thereafter remain open to examination for the Company and Navitas by the United States and state tax authorities.

Note 15 - Related Party Transactions

During year ended December 31, 2023, Predecessor made a repayment of $2,647,100 on a note payable with Navitas’ previous CEO, who is a related party.

From 2015 through July 2025, the Company’s subsidiary, Navitas, leased its office space from Niram, LLC, an entity owned by Navitas’ previous CEO, thus is a related party to the Company. The table below summarizes rental expenses recognized related to this lease as of each period-end:

	Successor	Predecessor	Predecessor
	May 24, 2024 through December 31, 2024	Period from January 01, 2024 to May 23, 2024	Year ended December 31, 2023
Rental expense	$140,400	$104,700	$333,500

On the Reorganization Date, the Company entered into a Reorganization Agreement with an investee, Navitas, and its members, to obtain a controlling interest.

The Company's majority shareholder is a private equity sponsor. Costs that are incurred at the majority shareholder level relate to its majority shareholder role as an owner of the Company, rather than to the Company’s day-to-day operations. The consolidated statements of operations do not include compensation charges incurred by the majority shareholder on behalf of the Company. No allocation of majority shareholder costs or other shared expenses has been made to the Company, as such costs were not incurred on the Company’s behalf and do not directly relate to the Company’s operations during the periods presented.

Transactions with related parties may differ from those that would be negotiated with independent third parties and were not established through arm’s length negotiations. The consolidated statements of operations do not include compensation charges incurred by the majority shareholder on behalf of the Company.

Note 16 – Employee Benefit Plan

The Company has a 401(k) plan covering all eligible employees meeting certain age requirements. The plan provides for safe harbor matching and discretionary contributions. The total contributions to the plan by the Company were $85,200 , $55,900, and $136,800 for the period ended May 24, 2024 through December 31, 2024 (Successor), January 1, 2024 through May 23, 2024 (Predecessor), and for the year ended December 31, 2023, respectively.

Incentive Awards Plan

In 2017, Navitas adopted the Incentive Award Plan (the “Incentive Plan”), which provides for the grant of incentive award points to employees, officers, directors, advisors, and outside consultants. Each award point gives the holder the right to potential cash payments if there is a Liquidity Event, (as defined in the Incentive Plan) if the value of Navitas exceeds a certain Distribution Threshold varying from $60,000,000 to $75,000,000. The incentive award points are not units or other ownership interest in Navitas but only represent a contractual liability to potentially receive payment of an amount in the future. If a Liquidity Event occurs, and to the extent award points become vested, the liquidity bonus amount is equal to the vested percentage (as determined as of the date of the Liquidity Event), multiplied by total number of incentive award points, and multiplied by 0.00001% of the excess of the Net Proceeds (as defined) above the Distribution Threshold. The Net Proceeds amount is determined by the amount of cash that would otherwise be available to Navitas members exclusive of transaction expenses and taxes. The award points generally vest 50% over a 5-year period and 50% upon a liquidity event, with payment only upon a liquidity event for Navitas.

There were 587,000 award points granted under the Incentive Plan as of December 31, 2024, and 2023 respectively, of which 266,150 award points were vested as of December 31, 2024 and 265,250 award points were vested as of December 31, 2023. The Company has not recognized compensation expense related to the award points for the period ended May 24, 2024 through December 31, 2024 (Successor), January 1, 2024 through May 23, 2024 (Predecessor), and for the year ended December 31, 2023, as the Distribution Threshold is not probable of being triggered.

Phantom Interest Awards

The Company provides phantom interest awards under which eligible employees may be granted phantom interests that provide the right to receive a cash bonus upon the consummation of a qualifying change-in-control transaction. Phantom interests do not represent equity or ownership interests in the Company and do not convey voting, distribution, or management rights. Under the plan, a participant is entitled to receive a cash payment equal to a specified percentage of Eligible Proceeds from a Qualifying Transaction, as defined in the plan agreement. Eligible Proceeds generally represent the net transaction consideration payable to Navitas’s members after deductions for working capital adjustments, outstanding indebtedness, transaction expenses, transaction-related bonuses, and applicable payroll taxes in excess of $22,000,000, subject to adjustments as defined in the plan agreement. Phantom interests generally vest upon the occurrence of a Qualifying Transaction, provided the participant remains in continuous service with the Company through the transaction date.

Phantom interests representing 4.3% of Eligible Proceeds were granted as of December 31, 2024.. The phantom interest awards were granted in October 2024, and the Company has not recognized compensation expense related to the award points for the period from May 24, 2024 through December 31, 2024 (Successor), as the Qualifying Transaction is not probable of being triggered.

Note 17 - Subsequent Events

The Company has evaluated subsequent events that have occurred after the consolidated balance sheet date of December 31, 2024, through January 30, 2026, the date these financial statements were available to be issued.

On July 1, 2025, the Company entered into a new lease agreement for a new office space in San Rafael, California with a lease term of 39 months. The lease commenced in July 2025 and was not in effect as of December 31, 2024. Accordingly, the related right-of-use asset and lease liability have not been reflected in the accompanying financial statements.

On October 8, 2025, the Company increased its line of credit from $2,000,000 to $3,000,000.

On October 22, 2025, the Company made a $1,000,000 prepayment on its outstanding loan with Advantage. The prepayment reduced the principal balance of the loan and did not result in any modification to the remaining contractual terms of the debt.

On December 21, 2025, the Company and its subsidiary, Navitas LLC, entered into a definitive agreement with Laird Superfood, Inc. (“Laird”) pursuant to which Laird will acquire 100% of the equity interests of GSC for $38,500,000, subject to adjustments as defined in the agreement. The transaction is subject to shareholder and regulatory approval, and customary closing conditions.

The Company applied for the Employee Retention Tax Credit (“ERTC”) relating to 2020 and 2021 and received $941,200 of ERTC in May 2025.

No other subsequent events occurred that would require recognition or disclosure in the accompanying financial statements.

Annex A

INVESTMENT AGREEMENT

by and between

LAIRD SUPERFOOD, INC.

and

GATEWAY SUPERFOOD NSSIII INVESTMENT, LLC

and

GATEWAY SUPERFOOD NSSIV INVESTMENT, LLC

Dated as of December 21, 2025

A-1

EXHIBIT A – Form of Certificate of Designation

EXHIBIT B – Form of Registration Rights Agreement

EXHIBIT C – Knowledge Parties

INVESTMENT AGREEMENT, dated as of December 21, 2025 (this “Agreement”), by and between Laird Superfood, Inc., a Nevada corporation (the “Company”), Gateway Superfood NSSIII Investment, LLC (“Gateway III”) and Gateway Superfood NSSIV Investment, LLC (“Gateway IV” and together with Gateway III and their successors and any Affiliate that becomes a party hereto pursuant to Section 8.03, the “Investor”).

WHEREAS, subject to the terms and conditions set forth herein, the Company desires to issue, sell and deliver to each Investor, and each Investor, severally and not jointly, desires to purchase and acquire from the Company, a number of shares (the “Acquired Shares”) of the Company’s Series A Convertible Preferred Stock, par value $0.001 per share (the “Preferred Stock”) set forth opposite its name on Schedule A on the Closing Date and up to 60,000 additional shares of Preferred Stock, in each case, having the designation, vesting, powers (including voting powers), preferences and relative, participating, optional or other rights (and the qualifications, limitations or restrictions thereof) as specified in the form of the Certificate of Designation of Series A Convertible Preferred Stock attached hereto as Exhibit A (the “Certificate of Designation”).

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

ARTICLE I
DEFINITIONS

Section 1.01   Definitions.

(a)    As used in this Agreement (including the recitals hereto), the following terms shall have the following meanings:

“5% Beneficial Holding Requirement” means that the Investor and its Affiliates continue to beneficially own shares of Preferred Stock and/or shares of Common Stock that represent, in the aggregate and on an as-converted basis, at least 5% of the aggregate outstanding shares of Common Stock.

“Additional Shares Purchase Price” means a purchase price of $1,000.00, which shall be the purchase price per each Additional Share.

“Adjusted EBITDA” means net loss, adjusted to exclude: (i) depreciation and amortization expenses, (ii) stock-based compensation, (iii) income tax (benefit) expense, (iv) interest expense and other (income) expense, net, (v) expenses related to the impairment of long-lived intangible assets, and (v) expenses related to a product quality issue, calculated substantially consistently with the Company’s Form 10-Q for the quarter ended September 30, 2025 filed with the SEC on November 10, 2025.

“Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, or is controlled by, or is under common control with, such Person; provided, however, (i) that the Company and its Subsidiaries shall not be deemed to be Affiliates of any Investor Party or any of its Affiliates, and (ii) other than in the case of the definitions of “Third Party”, “Investor Party” and “Investor Related Party”, Section 4.07, Section 5.05(j), Section 5.05(k), Section 5.11, Article VI, Section 8.03 or Section 8.13, in no event shall any of the Investor Parties or any of their respective Subsidiaries be considered an Affiliate of any portfolio company or investment fund affiliated with or managed by affiliates of Nexus, nor shall any portfolio company or investment fund affiliated with or managed by affiliates of Nexus (other than an Investor Party) be considered to be an Affiliate of an Investor Party or any of their respective Affiliates. For this purpose, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise.

“as-converted basis” means (i) with respect to the outstanding shares of Common Stock as of any date, all outstanding shares of Common Stock calculated on a basis in which all shares of Common Stock issuable upon conversion of the outstanding shares of Preferred Stock (at the Conversion Price in effect on such date as set forth in the Certificate of Designation) are assumed to be outstanding as of such date and (ii) with respect to any outstanding shares of Preferred Stock as of any date, the number of shares of Common Stock issuable upon conversion of such shares of Preferred Stock on such date (at the Conversion Price in effect on such date as set forth in the Certificate of Designation).

“beneficially own”, “beneficial ownership of”, or “beneficially owning” any securities shall have the meaning set forth in Rule 13d-3 of the rules and regulations under the Exchange Act; provided, that any Person shall be deemed to beneficially own any securities that such Person has the right to acquire, whether or not such right is exercisable immediately (including assuming conversion of all Preferred Stock, if any, owned by such Person to Common Stock).

“Board” means the Board of Directors of the Company.

“Business Day” means any day except a Saturday, a Sunday or other day on which the SEC or banks in the City of New York or Las Vegas, Nevada are authorized or required by Law to be closed.

“Closing” or “Closing Date” means the closing date of the Navitas Acquisition.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Common Stock” means the common stock, par value $0.001 per share, of the Company.

“Company Charter Documents” means the Company’s articles of incorporation and bylaws, each as amended to the date of this Agreement.

“Company Plan” means each “employee benefit plan” (as defined in Section 3(3) of ERISA, whether or not subject to ERISA) and each other plan, program, arrangement, policy or contract relating to severance, termination, garden leave, pay in lieu, gross-up, pension, profit-sharing, savings, retirement, death benefit, group insurance, hospitalization, medical, dental, life, employee loan, restrictive covenant, relocation, clawback, fringe benefit, cafeteria, disability, consulting, change in control, employment, compensation, incentive, bonus, retention, stock option, restricted stock, restricted or deferred stock unit, stock purchase, phantom stock or other equity or equity-based compensation (including the Company Stock Plans and all outstanding awards granted thereunder), deferred compensation or other benefit or compensation, in each case, that is sponsored, maintained or contributed to by the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries contributes or is obligated to contribute to, or has or may have any current or contingent liability or obligation, including on account of an ERISA Affiliate, other than any plan, program, policy, agreement or arrangement sponsored and administered by a Governmental Authority.

2

“Company Related Party” means the Company and its former, current or future Affiliates and any of the foregoing’s respective former, current or future, direct or indirect, officers, other fiduciary, directors, employees, affiliates, stockholders, equityholders, managers, members, partners, agents, attorneys, advisors, lenders or other representatives or any of the foregoing’s respective successors or assigns.

“Company Stock Plans” means the Laird Superfood, Inc. 2016 Stock Incentive Plan, the Laird Superfood, Inc. 2018 Equity Incentive Plan and the Laird Superfood, Inc. 2020 Omnibus Incentive Plan, each as may be amended from time to time in accordance with this Agreement.

“Consent Holding Requirement” means that the Investor and its Affiliates continue to beneficially own shares of Preferred Stock and/or shares of Common Stock that represent, in the aggregate and on an as-converted basis, at least 10% of the number of shares of Common Stock beneficially owned by the Investor, in the aggregate and on an as-converted basis, as at the Closing, in each case as appropriately adjusted to account for any event that results in an adjustment to the Conversion Price in accordance with the applicable section of the Certificate of Designation.

“Conversion Price” has the meaning set forth in the Certificate of Designation.

“Equity Securities” has the meaning set forth in the Certificate of Designation.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means, with respect to the Company or any of its Subsidiaries, any member of any group of organizations described in Section 414(b), (c), (m), (n) or (o) of the Code of which the Company or such Subsidiary is a member.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Fair Market Value” means, with respect to any security or other property, the fair market value of such security or other property as reasonably determined in good faith by a majority of the Board, or an authorized committee thereof.

“Fundamental Change” has the meaning set forth in the Certificate of Designation.

“Fundamental Representations” means the representations and warranties of the Company set forth in Sections 3.01, 3.02, 3.03(a), 3.12, 3.13 and 3.18.

“GAAP” means generally accepted accounting principles in the United States, consistently applied.

3

“Governmental Authority” means any government, court, regulatory or administrative agency, commission, arbitrator (public or private) or authority or other legislative, executive or judicial governmental entity (in each case including any self-regulatory organization), whether federal, state or local, domestic, foreign or multinational.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

“Investor Director” means a member of the Board who was elected to the Board as an Investor Director Designee.

“Investor Material Adverse Effect” means any effect, change, event or occurrence that would reasonably be expected to, individually or in the aggregate, prevent or materially delay or impair (i) the consummation by the Investor of the purchase of the Acquired Shares pursuant to this Agreement on a timely basis or (ii) the compliance by the Investor with its obligations under this Agreement.

“Investor Parties” means the Investor and each Affiliate of the Investor to whom shares of Preferred Stock or Common Stock are transferred in accordance with the terms of this Agreement.

“Investor Related Party” means the Investor and any other financing sources of the Investor, Nexus and any of the foregoing’s respective former, current or future Affiliates and any of the foregoing’s respective former, current or future, direct or indirect, officers, other fiduciary, directors, employees, affiliates, stockholders, equityholders, managers, members, partners, agents, attorneys, advisors, lenders or other representatives or any of the foregoing’s respective successors or assigns.

“IRS” means the United States Internal Revenue Service.

“Knowledge” means, with respect to the Company, the actual knowledge of the individuals listed on Exhibit C, in each case after reasonable inquiry with his or her direct reports.

“Labor Laws” means all Laws relating to labor and employment, including but not limited to, all Law relating to employment and independent contractor practices, wages, equal employment opportunity, affirmative action and other hiring practices, immigration (including the completion of I-9s for all employees and the proper confirmation of employee visas), workers’ compensation, unemployment, the payment of social security and other employment-related taxes, employment standards, employment of minors, occupational health and safety, labor relations, unions, withholdings, payment of wages and overtime, meal and rest periods, workplace safety, employee benefits, pay equity, employee and worker classification (including the classification of independent contractors and exempt and non-exempt employees), leaves of absence, family and medical leave, civil rights, retaliation, discrimination, sexual or other workplace harassment, the Worker Adjustment and Retraining Notification Act of 1988, and the regulations promulgated thereunder and any similar state, local or foreign Law, the National Labor Relations Act, the Labor Management Relations Act, the Occupational Safety and Health Act, Title VII of the Civil Rights Act of 1964, the Americans with Disabilities Act, the Age Discrimination in Employment Act, the Family Medical Leave Act, the Fair Labor Standards Act, the Equal Pay Act, the Rehabilitation Act, the Employee Retirement Income Security Act, the Uniform Services Employment and Reemployment Rights Act, the Genetic Information Nondiscrimination Act, 42 U.S.C. §§ 1981, 1983, 1985 and 1986, the Sarbanes-Oxley Act and the Immigration Reform and Control Act, or any similar state, local or foreign Law.

4

“Leased Real Property” means all right, title and interest of the Company and its Subsidiaries to any leasehold interests in any real property, together with all buildings, structures, improvements and fixtures thereon.

“Lien” means, with respect to any real, tangible, intangible or mixed property or asset of any Person, any deed of trust, mortgage, lien, security interest, pledge, charge or encumbrance in the nature of security in respect of such real, tangible, intangible or mixed property or asset, including the interests of a vendor or lessor under any conditional sale, capital lease or other title retention arrangement.

“Material Adverse Effect” means any effect, change, event or occurrence that has or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on (x) the business, results of operations, assets, liabilities or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole or (y) the ability of the Company to (i) consummate the Transactions on a timely basis or (ii) comply with its obligations under this Agreement; provided, however, that, for purposes of clause (x) above, none of the following, and no effect, change, event or occurrence arising out of, or resulting from, the following, shall constitute or be taken into account in determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur: any effect, change, event or occurrence (A) generally affecting (1) the industry in which the Company and its Subsidiaries operate or (2) the economy, credit or financial or capital markets, in the United States or elsewhere in the world, including changes in interest or exchange rates, or (B) to the extent arising out of, resulting from or attributable to (1) changes or prospective changes in Law or in GAAP or in accounting standards, or any changes or prospective changes in the interpretation or enforcement of any of the foregoing, or any changes or prospective changes in general legal, regulatory or political conditions, in each case occurring after the date hereof, (2) the public announcement of this Agreement, the Transaction Documents or the consummation of the Transactions, (3) acts of war (whether or not declared), sabotage or terrorism, or any escalation or worsening of any such acts of war (whether or not declared), sabotage or terrorism, (4) volcanoes, tsunamis, pandemics, earthquakes, hurricanes, tornados or other natural disasters, (5) any action taken by the Company or its Subsidiaries (w) that is expressly required by this Agreement or the Transaction Documents, (x) with the Investor’s express written consent, or (y) at the Investor’s express prior written request, (6) any decline in the market price, or change in trading volume, of the capital stock of the Company (it being understood that this clause (6) shall not prevent a determination that the underlying cause of any such change or decline is a Material Adverse Effect), (7) any failure to meet any internal or public projections, forecasts, guidance, estimates, milestones, budgets or internal or published financial or operating predictions of revenue, earnings, cash flow or cash position (it being understood that this clause (7) shall not prevent or otherwise affect a determination that the underlying cause of any such failure is a Material Adverse Effect), (8) any change or prospective change in the Company’s credit ratings (it being understood that this clause (8) shall not prevent or otherwise affect a determination that the underlying cause of any such change or prospective change is a Material Adverse Effect), (9) any change resulting or arising from the identity of the Investor or any of its Affiliates or (10) any actions taken at the written request of the Investor; provided, further, however, that any effect, change, event or occurrence referred to in clause (A) or clauses (B)(1), (B)(3) or (B)(4) may be taken into account in determining whether there has been, or would reasonably be expected to be, individually or in the aggregate, a Material Adverse Effect to the extent such effect, change, event or occurrence has a disproportionate adverse effect on the business, results of operations, assets or financial condition of the Company and its Subsidiaries, taken as a whole, as compared to other participants in the industry in which the Company and its Subsidiaries operate (in which case the incremental disproportionate impact or impacts may be taken into account in determining whether there has been, or would reasonably be expected to be, a Material Adverse Effect).

5

“Nexus” means Nexus Capital Management LP.

“NYSE American” means The NYSE American.

“NRS” means the Nevada Revised Statutes.

“Owned Intellectual Property” means any and all Intellectual Property Rights owned or purported to be owned by the Company or any of its Subsidiaries.

“Parity Securities” has the meaning set forth in the Certificate of Designation.

“Person” means an individual, corporation, limited liability company, partnership, joint venture, association, trust, unincorporated organization or any other entity, including a Governmental Authority.

“Property” means, as to any Person, all types of real, personal, tangible, intangible or mixed property owned by such Person whether or not included in the most recent balance sheet of such Person and its Subsidiaries under GAAP.

“Purchase Agreement” means the Securities Purchase Agreement, dated the date hereof, by and among the Company, Encore Consumer Capital Fund II, LP, a Delaware limited partnership, certain members of Navitas LLC and, solely with respect to Section 12.16 thereof, Global Superfoods Corp., a Delaware corporation.

“Registration Rights Agreement” means that certain Registration Rights Agreement to be entered into by the Company and the Investor, the form of which is set forth as Exhibit B hereto.

“Regulatory Laws” means, collectively, any Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or lessening of competition through merger or acquisition or restraint of trade or that affect foreign investment, outbound investment, foreign exchange, national security or national interest of any jurisdiction.

“Representatives” means, with respect to any Person, its officers, directors, principals, partners, managers, members, employees, consultants, agents, financial advisors, investment bankers, attorneys, accountants, other advisors and other representatives.

6

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Senior Securities” has the meaning set forth in the Certificate of Designation.

“Stockholder Approval” means the approval of the Company’s shareholders necessary to approve the Transactions, including the issuance of the Acquired Shares, the Additional Shares and the shares of Common Stock issuable upon conversion thereof contemplated hereby for purposes of the rules of NYSE American.

“Subsidiary”, when used with respect to any Person, means any corporation, limited liability company, partnership, association, trust or other entity of which (x) securities or other ownership interests representing more than 50% of the ordinary voting power (or, in the case of a partnership, more than 50% of the general partnership interests) or (y) sufficient voting rights to elect at least a majority of the board of directors or other governing body are, as of such date, owned by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

“Tax” or “Taxes” means any and all United States federal, state, local or non-United States taxes, fees, levies, duties, tariffs, imposts, and other similar charges (together with any and all interest, penalties and additions to tax) imposed by any Governmental Authority, including taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers’ compensation, unemployment compensation or net worth; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value added or gains taxes; license, registration and documentation fees; and customs duties, tariffs and similar charges, together with any interest, penalties, and additions to tax imposed by any Governmental Authority.

“Tax Return” means returns, reports, claims for refund, declarations of estimated Taxes and information statements, including any schedule or attachment thereto or any amendment thereof, with respect to Taxes filed or required to be filed with any Taxing Authority, including consolidated, combined and unitary tax returns.

“Taxing Authority” means any Governmental Authority or any subdivision, agency, commission or entity thereof or any quasi-governmental or private body having jurisdiction over the assessment, determination, collection or imposition of any Tax (including the IRS).

“Third Party” means a Person other than the Investor, Nexus and each of their respective Affiliates.

“Transaction Documents” means this Agreement, the Certificate of Designation, the Registration Rights Agreement, the Purchase Agreement and all other documents, certificates or agreements executed in connection with the transactions contemplated by this Agreement, the Certificate of Designation, the Registration Rights Agreement and the Purchase Agreement.

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“Transactions” means the transactions expressly contemplated by this Agreement and the other Transaction Documents.

“Transfer” by any Person means, directly or indirectly, to sell, transfer, assign, pledge, encumber, hypothecate or otherwise dispose of or transfer, either voluntarily or involuntarily (by the operation of law or otherwise), or to enter into any contract, option or other arrangement, agreement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or other disposition or transfer (by the operation of law or otherwise), of any voting interest in any equity securities beneficially owned by such Person; provided, however, that, notwithstanding anything to the contrary in this Agreement, a Transfer shall not include (i) the conversion of one or more shares of Preferred Stock into shares of Common Stock pursuant to the Certificate of Designation, (ii) the acquisition of Common Stock or Preferred Stock by the Company or (iii) the transfer of any limited partnership interests or other equity interests in the Investor Party (or any direct or indirect parent entity of such Investor Party).

(b)    In addition to the terms defined in Section 1.01(a), the following terms have the meanings assigned thereto in the Sections set forth below:

Term	Section
Acquired Shares	Recitals
Action	3.07
Additional Shares	2.01(b)
Additional Shares Purchase Notice	2.01(b)
Agreement	Preamble
Announcement	5.03
Balance Sheet Date	3.05(c)
Bankruptcy and Equity Exception	3.03(a)
Board Observer	5.05(h)
Capitalization Date	3.02(a)
Certificate of Designation	Recitals
Company	Preamble
Company Preferred Stock	3.02(a)
Company SEC Documents	3.05(a)
Company Securities	3.02(b)
Contract	3.03(b)
DOJ	5.01(c)
Excluded Stock	5.10(a)
Filed SEC Documents	Article III
FTC	5.01(c)
Identified Person	5.05(k)
Identified Persons	5.05(k)
Intellectual Property Rights	3.21
Investor	Preamble
Investor Director Designees	5.05(a)(i)
IT Systems and Data	3.22
Judgments	3.07
Laws	3.08(a)

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Term	Section
Material Contract	3.09
Organizational Documents	5.05(j)
Permits	3.08(a)
Preferred Stock	Recitals
Proposed Securities	5.10(b)(i)
Purchase Price	2.01
Related Companies	5.05(k)
Related Company	5.05(k)
Required Regulatory Approvals	5.01(a)
Sanctions	3.08(b)
Subsequent Closing	2.01(b)
Subsequent Closing Date	2.01(b)
Transfer	1.01

ARTICLE II
PURCHASE AND SALE

Section 2.01   Purchase and Sale of Securities.

(a)    Purchase and Sale. On the terms of this Agreement and subject to the conditions set forth herein, at the Closing, each Investor shall, severally and not jointly, purchase and acquire from the Company the number of shares of Preferred Stock, set forth opposite its name on Schedule A, and the Company shall issue, sell and deliver to each Investor, the Acquired Shares for a purchase price per Share equal to $1,000 and an aggregate purchase price of $50,000,000 (such aggregate purchase price, the “Purchase Price”).

(b)    Allocations. Prior to the Closing Date, the Investor shall have the right to allocate any or all of the shares of Preferred Stock set forth opposite its name on Schedule A to any other Investor. The Company shall amend Schedule A in a manner consistent with this Section 2.01(b).

(c)    Purchase and Sale of Additional Shares. On the terms of this Agreement and subject to the conditions set forth herein, at any time following the Closing until 270 days following the Closing (or, if on such 270th day the Company is engaged in discussions with one or more counterparties regarding a potential acquisition or other strategic transaction, 360 days), the Company shall be permitted to, by delivery of notice to the Investor in writing (“Additional Shares Purchase Notice”) as soon as possible, but at least five (5) Business Days’ prior to the proposed funding date set forth in such Additional Shares Purchase Notice (such date, the “Subsequent Closing” or “Subsequent Closing Date”), require the Investor to pay an amount to the Company equal to (A) the Additional Shares Purchase Price multiplied by (B) the number of shares of Preferred Stock set forth in such Additional Shares Purchase Notice (the “Additional Shares”) by wire transfer in immediately available funds and for the Investor to acquire such Additional Shares provided, that, (i) the decision to require the Investor to purchase Additional Shares (including the number of Additional Shares included in the Additional Shares Purchase Notice) shall be approved by the majority of the disinterested directors of the Board, (ii) the proceeds from the purchase by the Investor of the Additional Shares are used for a substantially concurrent acquisition or other strategic transaction (including, for the avoidance of doubt, a merger, consolidation, asset or stock purchase, or other similar transaction) approved by the Board (it being understood that any remaining proceeds following such concurrent acquisition or other strategic transaction may be used for general corporate purposes) and (iii) the Board shall have taken all actions necessary and appropriate to approve the issuance and sale of the Additional Shares. Upon receipt of the aggregate purchase price for such Additional Shares from the Investor, the Company shall issue, sell and deliver to each Investor the Additional Shares. The Additional Shares purchased pursuant to this Agreement will be allocated pro rata based on each Investor’s ownership of the Acquired Shares. Each “Additional Shares Purchase Notice” delivered by the Company shall set forth the number of Additional Shares to be sold and the date of the Subsequent Closing in respect thereof; provided, that, each Additional Shares Purchase Notice will be for a minimum of $25,000,000. In no event shall the aggregate Additional Shares issued under this Section 2.01(b) exceed 60,000. The Company shall amend Schedule A in a manner consistent with Section 2.01(c).

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Section 2.02    Closing.

(a)    On the terms of this Agreement, and subject to the satisfaction (or, to the extent permitted by applicable Law, waiver by the party entitled to the benefit thereof) of the conditions set forth herein (other than those conditions that by their nature are to be satisfied at the Closing or Subsequent Closing, respectively, but subject to the satisfaction or waiver of these conditions at such time as applicable), the closing of the sale and purchase of the Acquired Shares and each Subsequent Closing shall occur at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP at 1285 Avenue of the Americas, New York, NY 10019.

(b)    At or prior to the Closing:

(i)    the Company shall:

(1)    file with the Secretary of State of the State of Nevada the Certificate of Designation, and shall deliver to the Investor a certified copy thereof;

(2)    deliver to the Investor (A) evidence of book-entry shares representing the Acquired Shares credited to book-entry accounts maintained by the transfer agent of the Company, free and clear of all Liens (except restrictions imposed by the Securities Act and any applicable foreign and state securities Laws) and (B) the Registration Rights Agreement, duly executed by the Company;

(3)    pay the expense reimbursement amount set forth in Section 8.11 to the Investor (or its designee), by wire transfer in immediately available U.S. federal funds, to the account(s) designated by the Investor in writing at least one (1) Business Day prior to the Closing Date;

(ii)    the Company and the Board shall take all actions necessary and appropriate to cause the total number of directors on the Board to be fixed at nine (9) and for the Board to be comprised of, effective immediately upon the Closing, the five (5) initial Investor Director Designees (including Grant LaMontagne) and four (4) existing members of the Board (other than Grant LaMontagne); and

(iii)   the Investor shall (1) pay the Purchase Price to the Company, by wire transfer in immediately available U.S. federal funds, to the account designated by the Company in writing at least one (1) Business Day prior to the Closing Date, (2) deliver to the Company the Registration Rights Agreement, duly executed by the Investor and/or its applicable Affiliates and (3) deliver to the Company or its paying agent a duly executed, valid, accurate and properly completed IRS Form W-9 or an appropriate IRS Form W-8, as applicable.

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(c)    At each Subsequent Closing:

(i)    the Company shall deliver to the Investor evidence of book-entry shares representing the Additional Shares credited to book-entry accounts maintained by the transfer agent of the Company, free and clear of all Liens (except restrictions imposed by the Securities Act and any applicable foreign and state securities Laws);

(ii)   pay the expense reimbursement amount set forth in Section 8.11 to the Investor (or its designee), by wire transfer in immediately available U.S. federal funds, to the account(s) designated by the Investor in writing at least one (1) Business Day prior to the Subsequent Closing Date; and

(iii)  the Investor shall (1) pay the Additional Shares Purchase Price to the Company, by wire transfer in immediately available U.S. federal funds, to the account designated by the Company in writing at least one (1) Business Day prior to the Subsequent Closing Date and (2) deliver to the Company or its paying agent a duly executed, valid, accurate and properly completed IRS Form W-9 or an appropriate IRS Form W-8, as applicable.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Investor that, except as disclosed in any report, schedule, form, statement or other document (including exhibits) filed with, or furnished to, the SEC and publicly available on or after January 1, 2025 and prior to the date hereof (the “Filed SEC Documents”), other than any disclosures in any such Filed SEC Document contained in the “Risk Factors” section thereof or any forward-looking statements within the meaning of the Securities Act or the Exchange Act thereof (it being acknowledged that nothing disclosed in the Filed SEC Documents shall be deemed to qualify or modify the representations and warranties set forth in Sections 3.01, 3.02, 3.03(a), 3.06, 3.12, 3.13 and 3.18):

Section 3.01    Organization; Standing.

(a)    The Company is a corporation duly incorporated and validly existing and in good standing under the Laws of the State of Nevada and has all requisite corporate power and corporate authority necessary to carry on its business as it is now being conducted, except (other than with respect to the Company’s due organization, valid existence and good standing) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company is duly licensed or qualified as a foreign corporation for the transaction of business and is in good standing (if applicable) under the Laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification. True and complete copies of the Company Charter Documents are included in the Filed SEC Documents.

(b)    Each of the Company’s Subsidiaries that is a “significant subsidiary” (as defined in Rule 405 under the Securities Act) is duly organized, validly existing and in good standing (where such concept is recognized under applicable Law) under the Laws of the jurisdiction of its organization, except where the failure to be so organized, existing and in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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Section 3.02    Capitalization.

(a)    The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, par value $0.001 per share (“Company Preferred Stock”). At the close of business on December 19, 2025 (the “Capitalization Date”), (i) 10,687,056 shares of Common Stock were issued and outstanding, (ii) 2,349,953 shares of Common Stock were reserved and available for issuance pursuant to the Company Stock Plans and (iii) no shares of Company Preferred Stock were issued or outstanding.

(b)    Except as described in this Section 3.02, as of the Capitalization Date, there were (i) no outstanding shares of capital stock of, or other equity or voting interests in, the Company, (ii) no outstanding securities convertible into or exchangeable for shares of capital stock of, or other equity or voting interests in, the Company other than obligations under the Company Stock Plans, (iii) no outstanding options, warrants, rights or other commitments or agreements to acquire from the Company or any Subsidiary, or that obligate the Company or any Subsidiary to issue, any capital stock of, or other equity or voting interests (or voting debt) in, or any securities convertible into or exchangeable for shares of capital stock of, or other equity or voting interests in, the Company other than obligations under the Company Stock Plans, (iv) no obligations of the Company or any Subsidiary to grant, extend or enter into any subscription, warrant, right, debt, convertible or exchangeable security or other similar agreement or commitment relating to any capital stock of, or other equity or voting interests in, the Company (the items in clauses (i), (ii), (iii) and (iv) being referred to collectively as “Company Securities”) and (v) no other obligations by the Company or any of its Subsidiaries to make any payments based on the price or value of any Company Securities.

(c)    As of the date of this Agreement, there are no outstanding agreements of any kind which obligate the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Company Securities, or obligate the Company to grant, extend or enter into any such agreements relating to any Company Securities, including any agreements granting any preemptive rights, subscription rights, anti-dilutive rights, rights of first refusal or similar rights with respect to any Company Securities. Except as set forth on Schedule 3.02(c) and the Voting and Support Agreements entered into pursuant to and in connection with the Purchase Agreement, none of the Company or any Subsidiary of the Company is a party to any stockholders’ agreement, voting trust agreement, registration rights agreement or other similar agreement or understanding relating to any Company Securities or any other agreement relating to the disposition, voting or dividends with respect to any Company Securities. All outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights.

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(d)    The Acquired Shares and the shares of Common Stock issuable upon conversion of the Acquired Shares will be, when issued, duly authorized and validly issued, fully paid and nonassessable and issued in compliance with all applicable federal and state securities laws, and such shares will not be issued in violation of any purchase option, call option, preemptive right, resale right, subscription right, right of first refusal or similar right, and will be free and clear of all Liens, except restrictions imposed by the Securities Act and any applicable foreign and state securities Laws. The Acquired Shares, when issued, and the shares of Common Stock issuable upon conversion of the Acquired Shares, if and when issued, will have the terms and conditions and entitle the holders thereof to the rights set forth in the Company Charter Documents, as amended by the Certificate of Designation. The shares of Common Stock issuable upon conversion of the Acquired Shares have been duly reserved for such issuance.

(e)    Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, all of the outstanding shares of capital stock of, or other equity or voting interests in, each Subsidiary of the Company (except for directors’ qualifying shares or the like) are owned directly or indirectly, beneficially and of record, by the Company free and clear of all Liens.

Section 3.03    Authority; Non-contravention.

(a)    The Company has all necessary corporate power and corporate authority to execute and deliver this Agreement and the other Transaction Documents and to perform its obligations hereunder and thereunder and to consummate the Transactions. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents, and the consummation by it of the Transactions, have been duly authorized by the Board and the Board has duly reserved (x) the shares of Preferred Stock to be issued in accordance with the terms and conditions of the Certificate of Designation and (y) the shares of Common Stock to be issued upon any conversion of shares of Preferred Stock into Common Stock. Except with respect to obtaining Stockholder Approval and actions to be taken in furtherance thereto, no other action on the part of the Company or its stockholders is necessary to authorize the execution, delivery and performance by the Company of this Agreement and the other Transaction Documents and the consummation by it of the Transactions. This Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery hereof by the Investor, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar Laws of general application affecting or relating to the enforcement of creditors’ rights generally and (ii) is subject to general principles of equity, whether considered in a proceeding at law or in equity (the “Bankruptcy and Equity Exception”).

(b)    Neither the execution and delivery of this Agreement or the other Transaction Documents by the Company, nor the consummation by the Company of the Transactions, nor performance or compliance by the Company with any of the terms or provisions hereof or thereof, will (i) conflict with or violate any provision of the Company Charter Documents or (ii) assuming that the authorizations, consents and approvals referred to in Section 3.04, including Stockholder Approval, are obtained at or prior to the Closing Date and the filings referred to in Section 3.04 are made and any waiting periods thereunder have terminated or expired at or prior to the Closing Date, (x) violate any Law or Judgment applicable to the Company or any of its Subsidiaries or (y) violate or constitute a default (or constitute an event which, with notice or lapse of time or both, would violate or constitute a default) or accelerate the performance required by the Company under any of the terms or provisions of any loan or credit agreement, indenture, debenture, note, bond, mortgage, deed of trust, lease, sublease, license, contract or other agreement (a “Contract”) to which the Company or any of its Subsidiaries is a party or accelerate the Company’s or, if applicable, any of its Subsidiaries’ obligations under any such Contract, except, in the case of clause (ii), as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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Section 3.04    Governmental Approvals. Except for (a) the filing of the Certificate of Designation with the Secretary of State of the State for Nevada, (b) filings required under, and compliance with other applicable requirements of the HSR Act and any other applicable Regulatory Laws, (c) filings with the SEC under the Securities Act and Exchange Act (including those in connection with obtaining the Stockholder Approval), (d) any filings required to be made under, and compliance with other applicable requirements of, the NYSE American, including any filings required to be made with the NYSE American to maintain the listing of the Company’s Common Stock, and (e) compliance with any applicable state securities or blue sky laws, no consent or approval of or filing, license, permit or authorization, declaration or registration with, or notice to any Governmental Authority or any stock market or stock exchange is necessary for the execution and delivery of this Agreement and the other Transaction Documents by the Company, the performance by the Company of its obligations hereunder and thereunder and the consummation by the Company of the Transactions, other than such other consents, approvals, filings, licenses, permits or authorizations, declarations or registrations that, if not obtained, made or given, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 3.05    Company SEC Documents; Undisclosed Liabilities.

(a)    The Company has filed with the SEC, on a timely basis, all required reports, schedules, forms, statements and other documents required to be filed by the Company with the SEC pursuant to the Exchange Act since January 1, 2024 (collectively, the “Company SEC Documents”). As of their respective SEC filing dates, the Company SEC Documents complied in all material respects with the requirements of the Securities Act, the Exchange Act or the Sarbanes-Oxley Act of 2002 (and the regulations promulgated thereunder), as the case may be, applicable to such Company SEC Documents, and none of the Company SEC Documents as of such respective dates (or, if amended prior to the date hereof, the date of the filing of such amendment, with respect to the disclosures that are amended) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the date hereof, (i) the Company is eligible to file a registration statement on Form S-3, (ii) none of the Company’s Subsidiaries is required to file any documents with the SEC, (iii) there are no outstanding or unresolved comments in comment letters from the SEC staff with respect to any of the Company SEC Documents and (iv) to the Knowledge of the Company, none of the Company SEC Documents is the subject of ongoing SEC review, outstanding SEC comment or outstanding SEC investigation. Each of the certifications and statements relating to the Company SEC Documents required by: (A) Rule 13a-14 or Rule 15d-14 under the Exchange Act; (B) 18 U.S.C. §1350 (Section 906 of the Sarbanes-Oxley Act); or (C) any other rule or regulation promulgated by the SEC or applicable to the Company SEC Documents is accurate and complete, and complies as to form and content in all material respects with all applicable Laws.

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(b)    The consolidated financial statements of the Company (including all related notes or schedules) included or incorporated by reference in the Company SEC Documents (i) complied as to form, as of their respective dates of filing with the SEC in all material respects with the applicable accounting requirements of the SEC with respect thereto, (ii) have been prepared in accordance with GAAP (except, in the case of unaudited quarterly statements, as permitted by Form 10-Q of the SEC or other rules and regulations of the SEC) applied on a consistent basis during the periods involved (except (i) as may be indicated in the notes thereto or (ii) as permitted by Regulation S-X), and (iii) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods shown (subject, in the case of unaudited quarterly financial statements, to normal year-end adjustments).

(c)    Neither the Company nor any of its Subsidiaries has any liabilities of any nature (whether accrued, absolute, contingent or otherwise) that would be required under GAAP, as in effect on the date hereof, to be reflected on a consolidated balance sheet of the Company (including the notes thereto) except liabilities (i) reflected or reserved against in the balance sheet (or the notes thereto) of the Company and its Subsidiaries as of December 31, 2024 (the “Balance Sheet Date”) included in the Filed SEC Documents, (ii) incurred after the Balance Sheet Date in the ordinary course of business (other than any such liabilities related to any breach of Contract, violation of Law or tort) or (iii) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

The Company has established and maintains, and at all times since January 1, 2024 has maintained, disclosure controls and procedures and a system of internal controls over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act. Neither the Company nor, to the Knowledge of the Company, the Company’s independent registered public accounting firm, has identified or been made aware of “significant deficiencies” or “material weaknesses” (as defined by the Public Company Accounting Oversight Board) in the design or operation of the Company’s internal controls over and procedures relating to financial reporting which would reasonably be expected to adversely affect in any material respect the Company’s ability to record, process, summarize and report financial data, in each case which has not been subsequently remediated. The Company is, and has been at all times since January 1, 2024, in compliance in all material respects with the applicable listing requirements and corporate governance rules and regulations of NYSE American.

Section 3.06    Absence of Certain Changes. Since January 1, 2025, except for the execution and performance of this Agreement and any other agreements contemplated hereby and the discussions, negotiations and transactions related thereto, there has not been any Material Adverse Effect.

Section 3.07    Legal Proceedings. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, there is no (a) pending legal or administrative proceeding, suit, audit, charge, claim, investigation, arbitration or action (an “Action”) against the Company or any of its Subsidiaries and, to the Knowledge of the Company, no such Actions have been threatened by any Governmental Authority or any other Person or (b) outstanding order, judgment, injunction, ruling, writ or decree of any Governmental Authority (“Judgments”) imposed upon the Company or any of its Subsidiaries, in each case, by or before any Governmental Authority.

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Section 3.08    Compliance with Laws; Permits.

(a)    Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company and each of its Subsidiaries are and have been, in compliance with all state or federal laws, common law, statutes, ordinances, codes, rules or regulations, orders, executive orders, judgments, injunctions, governmental guidelines or interpretations having the force of law, Permits, decrees, or other similar requirement enacted, adopted, promulgated, or applied by any Governmental Authority (“Laws”) or Judgments, in each case, that are applicable to the Company or any of its Subsidiaries, including the General Data Protection Regulation (EU) 2016/679, the Privacy and Electronic Communications Directive (2002/58/EC), and any national legislation implementing or supplementing the foregoing in the European Union, to the extent applicable. The Company and each of its Subsidiaries hold all licenses, franchises, permits, certificates, approvals and authorizations from Governmental Authorities (“Permits”) necessary for the lawful conduct of their respective businesses, except where the failure to hold the same would not individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b)    None of the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any directors, officers, agents, employees or affiliates of the Company or any of its Subsidiaries is currently a person with whom dealings are prohibited under, or who is a subject of, any economic or other trade sanctions administered or enforced by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of Commerce or the U.S. Department of State, the United Nations Security Council, the European Union or His Majesty’s Treasury of the United Kingdom, or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any of its Subsidiaries located or organized in a country or territory that is the subject or target of country-wide or territory-wide Sanctions (currently, Cuba, Iran, North Korea, Syria and the Crimea, Donetsk and Luhansk regions of Ukraine). The Company and its Subsidiaries have not for the past two years engaged in any dealings or transactions in violation of Sanctions.

(c)    None of the Company nor any of its Subsidiaries, nor, to the Knowledge of the Company, any director, officer, agent, employee, affiliate or other person associated with or acting on behalf of the Company or any of its Subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee from corporate funds; or (iii) violated or is in violation of the United States Foreign Corrupt Practices Act of 1977, as amended. The Company and its Subsidiaries have instituted, maintained and enforced and will continue to maintain and enforce policies and procedures designed to promote compliance with all applicable anti-bribery and anti-corruption laws.

(d)    The operations of the Company and its Subsidiaries are and have been conducted at all times in material compliance with applicable anti-money laundering laws, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to any applicable anti-money laundering law is pending or, to the Knowledge of the Company, threatened.

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(e)    The operations of the Company and its Subsidiaries are and have been conducted at all times in material compliance with all Laws applicable to the Company and its Subsidiaries relating to export, reexport, transfer, and import controls, including the Export Administration Regulations, the International Traffic in Arms Regulations, and the customs and import Laws administered by U.S. Customs and Border Protection, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to any applicable anti-money laundering law is pending or, to the Knowledge of the Company, threatened.

Section 3.09    Contracts. Each Contract that is material to the business of the Company and its Subsidiaries, taken as a whole (each, a “Material Contract”), and to which the Company or any of its Subsidiaries is a party or by which the Company, any of its Subsidiaries or any of their respective properties or assets is bound is valid, binding and enforceable on the Company and any of its Subsidiaries to the extent such Person is a party thereto, as applicable, and to the Knowledge of the Company, each other party thereto, and is in full force and effect, except where the failure to be valid, binding or in full force and effect, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect. The Company and each of its Subsidiaries, and, to the Knowledge of the Company, any other party thereto, is in compliance in all material respects with all Material Contracts and has performed all obligations required to be performed by it, except where such noncompliance, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect.

Section 3.10    Tax Matters. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: (a) the Company and each of its Subsidiaries has prepared (or caused to be prepared) and timely filed (taking into account valid extensions of time within which to file) all Tax Returns required to be filed by any of them, and all such filed Tax Returns (taking into account all amendments thereto) are true, complete and accurate, (b) all Taxes owed by the Company and each of its Subsidiaries that are due (whether or not shown on any Tax Return) have been timely paid except for Taxes which are being contested in good faith by appropriate proceedings which have been adequately reserved against in accordance with GAAP, (c) no examination or audit of any Tax Return relating to any Taxes of the Company or any of its Subsidiaries or with respect to any Taxes due from or with respect to the Company or any of its Subsidiaries by any Taxing Authority is currently in progress and the Company has not received any written notice from a Taxing Authority of any pending audit or proposed assessment, (d) none of the Company or any of its Subsidiaries has engaged in, or has any liability or obligation with respect to, any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2) and (e) neither the Company nor any of its Subsidiaries has distributed stock of another Person, or has had its stock distributed by another Person, in a transaction that was or was purported or intended to be governed in whole or in part by Section 355 or 361 of the Code.

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Section 3.11    Real Property Holding Corporation. The Company is not currently and has not been during the prior five (5) years a United States real property holding corporation within the meaning of Section 897 of the Code.

Section 3.12    No Rights Agreement; Anti-Takeover Laws Inapplicable. The Company is not party to a stockholder rights agreement, “poison pill” or similar anti-takeover agreement or plan. The Company and the Board of Directors of the Company have taken all action necessary to render inapplicable to the Investor, the Preferred Stock, the shares of Common Stock issuable upon conversion of any Preferred Stock, this Agreement and the transactions contemplated hereby, any and all “fair price,” “moratorium,” “control share acquisition” and “business combination” Laws of the State of Nevada applicable to the Company, including the “Acquisition of Controlling Interest” statutes set forth in NRS 78.378 through 78.3793, inclusive, and the “Combinations with Interested Stockholders” statutes set forth in NRS 78.411 through 78.444, inclusive (collectively, “Takeover Laws”), and no such Takeover Laws apply, to the Investor, the Preferred Stock, the shares of Common Stock issuable upon conversion of any Preferred Stock, this Agreement or any of the transactions contemplated hereby. No provision in the Company Charter Documents that purports to limit, restrict, delay or condition any business combination or similar transaction involving the Company, or the ability of any Person to acquire or vote any shares of the Company Capital Stock (collectively, “Takeover Provisions”) is applicable to the Investor, the Preferred Stock, the shares of Common Stock issuable upon conversion of any Preferred Stock, this Agreement or any of the transactions contemplated hereby.

Section 3.13    Brokers and Other Advisors. No broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission, or the reimbursement of expenses in connection therewith, in connection with the Transactions based upon arrangements made by or on behalf of the Company or any of its Subsidiaries.

Section 3.14    Employee Benefit Plans.

(a)    Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) each material Company Plan has been established, operated, maintained and administered in accordance with its terms and in compliance with the applicable provisions of ERISA, the Code and other applicable Laws; (ii) no material Company Plan subject to the Laws outside of the United States which covers individual service providers located outside of the United States has any unfunded or underfunded liabilities or obligations; and (iii) to the Knowledge of the Company, each “multiemployer plan” (as defined in Section 4001 of ERISA) to which the Company, its Subsidiaries or their respective ERISA Affiliates contributes is in compliance with ERISA. Except as would not, individually or in the aggregate, have a Material Adverse Effect, (i) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or, to the Knowledge of the Company, is reasonably expected to occur with respect to any “employee pension benefit plan” (as defined under Section 3(2) of ERISA) established or maintained by the Company, its Subsidiaries or any of their respective ERISA Affiliates; (ii) no “single-employer plan” (as defined in Section 4001 of ERISA) established or maintained by the Company, its Subsidiaries or any of their respective ERISA Affiliates, if such “single-employer plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under Section 4001 of ERISA); (iii) neither the Company, its Subsidiaries nor any of their respective ERISA Affiliates has incurred or, to the Knowledge of the Company, reasonably expects to incur (A) any liability under Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (B) any liability under Section 412 of the Code or tax imposed by Section 4971, 4975 or 4980B of the Code; and (iv) each “employee pension benefit plan” established or maintained by the Company, its Subsidiaries or any of their respective ERISA Affiliates that is intended to be qualified under Section 401 of the Code is so qualified and, to the Knowledge of the Company, nothing has occurred, whether by action or failure to act, which would reasonably be expected to cause the loss of such qualification.

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(b)    Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (either alone or together with the occurrence of a subsequent event (e.g., a termination of employment or service)) (i) result in any material payment becoming due, or materially increase the amount of any compensation or benefits due, to any current or former employee of the Company and its Subsidiaries or with respect to any Company Plan; or (ii) result in the acceleration of the time of payment or vesting of any compensation or benefits.

Section 3.15    Labor Matters. The Company and its Subsidiaries, taken as a whole, have not sustained since the date of the latest audited financial statements any material loss or interference with its business from (i) fire, explosion, flood or other calamity, whether or not covered by insurance, (ii) any labor dispute or court or governmental action, order or decree or (iii) any Actions against the Company or any of its Subsidiaries alleging violation of any Labor Laws or breach of any collective bargaining agreement. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, each of the Company and its Subsidiaries is in compliance with all Labor Laws. Neither the Company nor any of its Subsidiaries is party to or bound by any collective bargaining agreement or Contract with any labor organization, labor union, or works council, nor to the Knowledge of the Company, are there any union organizational activities or proceedings to organize any employees of the Company or any of its Subsidiaries. There are no active, nor, to the Knowledge of the Company, threatened, labor strikes, slowdowns, work stoppages, pickets, walkouts, lockouts or other collective labor actions by or with respect to the employees of the Company or any of its Subsidiaries.

Section 3.16    Sale of Securities. Based in part on the representations and warranties set forth in Section 4.05, the sale and offer of the Acquired Shares pursuant to this Agreement is exempt from the registration and prospectus delivery requirements of the Securities Act. Without limiting the foregoing, neither the Company nor, to the Knowledge of the Company, any other Person authorized by the Company to act on its behalf, has engaged in a general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) of investors with respect to offers or sales of Preferred Stock, and neither the Company nor, to the Knowledge of the Company, any Person acting on its behalf has made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the offering or issuance of Preferred Stock under this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act that would result in none of Regulation D or any other applicable exemption from registration under the Securities Act to be available, nor will the Company take any action or steps that would cause the offering or issuance of Preferred Stock under this Agreement to be integrated with other offerings by the Company.

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Section 3.17    Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and listed on the NYSE American, and the Company has taken no action designed to, or which to the Knowledge of the Company is reasonably likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the NYSE American, nor has the Company received as of the date of this Agreement any notification that the SEC or the NYSE American is contemplating terminating such registration or listing or otherwise.

Section 3.18    Status of Securities. As a result of the approval by the Board referred to in Section 3.03(a), the Acquired Shares to be issued pursuant to this Agreement, and the shares of Common Stock to be issued upon conversion of the Acquired Shares, have been duly authorized and reserved for issuance by all necessary corporate action of the Company (other than such corporate action as may be required in connection with obtaining Stockholder Approval). The respective designation, vesting, powers (including voting powers), preferences and relative, participating, optional or other rights (and the qualifications, limitations or restrictions thereof) of the Preferred Stock and the Common Stock are as stated in the Company Charter Documents (including the Certificate of Designation).

Section 3.19    Indebtedness. The Company is not party to any Contract, and is not subject to any provision in the Company Charter Documents or other governing documents or resolutions of the Board that, in each case, by its terms restricts, limits, prohibits or prevents the Company from paying dividends in form and the amounts contemplated by the Certificate of Designation.

Section 3.20    Real Property. The Company and its Subsidiaries collectively have an indefeasible fee simple interest in all real property and good and marketable title to all items of personal property owned by them which are material to the business of the Company and its Subsidiaries, taken as a whole, in each case free and clear of all Liens and defects, except such as do not materially interfere with the use of such property by the Company and its Subsidiaries; and any material real property and buildings held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use of such property by the Company and its Subsidiaries. Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect, there have been no releases of hazardous substances at, on, or under any facility currently owned by the Company or any of its Subsidiaries or any Leased Real Property that would reasonably be expected to give rise to liability under applicable Laws regarding pollution or protection of the environment.

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Section 3.21    Intellectual Property. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect (i) the Company and each of its Subsidiaries possess valid and enforceable rights to use all trademarks, logos, trade names, Internet domain names, patent rights, copyrights, trade secrets, know-how, rights in computer software and other similar intellectual property rights (together with all goodwill associated with, any registrations of, or applications for registration of any of the foregoing, collectively, “Intellectual Property Rights”) that are used in the operation of the Company and its Subsidiaries as currently conducted; (ii) all Owned Intellectual Property are valid and enforceable; (iii) to the Knowledge of the Company, no Person has infringed upon, misappropriated or otherwise violated any of the Owned Intellectual Property; (iv) the conduct of the business of the Company and its Subsidiaries has not infringed, misappropriated, or violated at any time since January 1, 2024, and does not infringe, misappropriate or violate, the Intellectual Property Rights of any other Person; (v) the Company and its Subsidiaries have taken commercially reasonable steps to maintain the confidentiality of the material trade secrets owned (or purported to be owned) by the Company or any of its Subsidiaries; (vi) no material source code owned (or purported to be owned) by the Company or any of its Subsidiaries has been disclosed or otherwise made available to any third person (excluding an escrow agent), and, to the Knowledge of the Company, no circumstance or condition exists that (with or without notice or lapse of time, or both) would result in a requirement that any such source code be disclosed, licensed or made available to any third party (other than an escrow agent); and (vii) neither the Company nor any of its Subsidiaries has received any notice of any third-party allegations or claims that (A) the Company or any of its Subsidiaries or the conduct of their respective businesses infringe or conflict with asserted Intellectual Property Rights of others or (B) challenge the ownership or validity of any Owned Intellectual Property.

Section 3.22    Data Security; Privacy. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) to the Knowledge of the Company and its Subsidiaries, since January 1, 2024, there has been no security breach or incident, unauthorized access or disclosure, or other compromise of the Company’s and its Subsidiaries’ information technology and computer systems, networks, equipment, hardware, software, data and databases, including all personally identifiable information and sensitive and confidential data maintained, processed or stored by the Company and its Subsidiaries (collectively, “IT Systems and Data”), and any such personally identifiable information and sensitive and confidential data of the Company and its Subsidiaries that is processed or stored by third parties on behalf of the Company and its Subsidiaries, except for those that have been remedied; (ii) the Company and its Subsidiaries have implemented and maintain controls, policies, procedures, and technological safeguards designed to maintain and protect the integrity, continuous operation, redundancy and security of their IT Systems and Data reasonably consistent with industry standards, or as required by applicable laws or statutes; and (iii) the Company and its Subsidiaries are presently in compliance with, and since January 1, 2024 have complied with, all applicable laws or statutes relating to privacy and security of IT Systems and Data.

Section 3.23    Affiliate Transactions. Except as set forth in the Filed SEC Documents, none of the officers or directors of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than as holders of options, and/or other grants or awards under the Company Stock Plans, and for services as employees, officers and directors) that is material to the Company and its Subsidiaries, taken as a whole. Since January 1, 2024, neither the Company nor any Subsidiary has entered into any transaction between the Company or any of its Subsidiaries, on the one hand, and any Affiliate of the Company (other than (i) between the Company itself and any of its Subsidiaries or (ii) between any of the Subsidiaries themselves), on the other hand, except in compliance with the Company’s related party transaction policy.

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Section 3.24    Environmental Matters. The Company and its Subsidiaries are in compliance in all material respects with all applicable federal or state environmental, hazardous waste, health and safety statutes, and any rules or regulations adopted pursuant thereto, which govern or affect any of Company’s operations and/or properties, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Superfund Amendments and Reauthorization Act of 1986, the Federal Resource Conservation and Recovery Act of 1976, and the Federal Toxic Substances Control Act, as any of the same may be amended, modified or supplemented from time to time. None of the operations of the Company or its Subsidiaries is the subject of any federal or state investigation evaluating whether any remedial action involving a material expenditure is needed to respond to a release of any toxic or hazardous waste or substance into the environment. Neither the Company nor any of its Subsidiaries has any material contingent liability in connection with any release of any toxic or hazardous waste or substance into the environment.

Section 3.25    No Other Representations or Warranties. Except for the representations and warranties made by the Company in this Article III, in any Transaction Documents or in any certificate or other document delivered in connection with this Agreement or the Transaction Documents, neither the Company nor any other Person acting on its behalf makes any other express or implied representation or warranty with respect to the Preferred Stock, the Common Stock, the Company or any of its Subsidiaries or their respective businesses, operations, properties, assets, liabilities, condition (financial or otherwise) or prospects, notwithstanding the delivery or disclosure to the Investor or its Representatives of any documentation, forecasts or other information with respect to any one or more of the foregoing, and the Investor acknowledges the foregoing. In particular, and without limiting the generality of the foregoing, except for the representations and warranties made by the Company in this Article III, the Transaction Documents, or in any certificate or other document delivered in connection with this Agreement or the Transaction Documents, neither the Company nor any other Person makes or has made any express or implied representation or warranty to the Investor or its Representatives with respect to (a) any financial projection, forecast, estimate, budget or prospect information relating to the Company, any of its Subsidiaries or their respective businesses or (b) any oral or written information presented to the Investor or its Representatives in the course of its due diligence investigation of the Company, the negotiation of this Agreement or the course of the Transactions or any other transactions or potential transactions involving the Company and the Investor.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

The Investor represents and warrants to the Company:

Section 4.01    Organization; Standing. The Investor is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization and has all requisite limited partnership power and authority to carry on its business as presently conducted.

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Section 4.02    Authority; Non-contravention.

(a)    The Investor has all necessary power and authority to execute and deliver this Agreement and the other Transaction Documents to which it is a party, including the Registration Rights Agreement, and to perform its obligations hereunder and thereunder and to consummate the purchase of the Acquired Shares pursuant to this Agreement. The execution, delivery and performance by the Investor of this Agreement and the other Transaction Documents to which it is a party, including the Registration Rights Agreement, and the consummation by the Investor of the purchase of the Acquired Shares pursuant to this Agreement have been duly authorized and approved by all necessary action on the part of the Investor, and no further action, approval or authorization by any of its partners, is necessary to authorize the execution, delivery and performance by the Investor of this Agreement and the other Transaction Documents to which it is a party, including the Registration Rights Agreement, and the consummation by the Investor of the purchase of the Acquired Shares pursuant to this Agreement. This Agreement has been duly executed and delivered by the Investor and, assuming due authorization, execution and delivery hereof by the Company, constitutes a legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except that such enforceability may be limited by the Bankruptcy and Equity Exception.

(b)    Neither the execution and delivery by the Investor of this Agreement or the other Transaction Documents to which it is a party, including the Registration Rights Agreement, nor the consummation of the purchase of the Acquired Shares pursuant to this Agreement by the Investor, nor performance or compliance by the Investor with any of the terms or provisions hereof or thereof, will (i) conflict with or violate any provision of the certificate of incorporation, bylaws or other comparable organizational documents of the Investor, or (ii) assuming that the authorizations, consents and approvals referred to in Section 4.03 are obtained at or prior to the Closing Date (other than the authorizations, consents and approvals referred to in Section 4.03(b), which are to be obtained following the Closing in accordance with Section 5.01) and the filings referred to in Section 4.03 are made and any waiting periods with respect to such filings have terminated or expired at or prior to the Closing Date (other than the filings referred to in Section 4.03(b), which are to be made and any waiting periods thereunder are to terminate or expire following the Closing in accordance with Section 5.01), (x) violate any Law or Judgment applicable to the Investor or (y) violate or constitute a default (or constitute an event which, with notice or lapse of time or both, would violate or constitute a default) under any of the terms, conditions or provisions of any Contract to which the Investor is a party or accelerate the Investor’s obligations under any such Contract, except, in the case of clause (ii), as would not, individually or in the aggregate, reasonably be expected to have an Investor Material Adverse Effect.

Section 4.03    Governmental Approvals. Except for (a) the filing by the Company of the Certificate of Designation with the Nevada Secretary of State and (b) filings required under, and compliance with other applicable requirements of, the HSR Act and any other applicable Regulatory Laws, based on the information provided to the Investor’s Representatives by the Company and its Representatives, no consent or approval of, or filing, license, permit or authorization, declaration or registration with, any Governmental Authority is necessary for the execution and delivery of this Agreement and the Transaction Documents to which it is a party, including the Registration Rights Agreement, by the Investor, the performance by the Investor of its obligations hereunder and thereunder and the consummation by the Investor of the Transactions and the purchase of the Acquired Shares pursuant to this Agreement, other than such other consents, approvals, filings, licenses, permits, authorizations, declarations or registrations that, if not obtained, made or given, would not, individually or in the aggregate, reasonably be expected to have an Investor Material Adverse Effect.

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Section 4.04    Brokers and Other Advisors. No broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission, or the reimbursement of expenses in connection therewith, in connection with the Transactions based upon arrangements made by or on behalf of the Investor, except for Persons, if any, whose fees and expenses will be paid by the Investor.

Section 4.05    Purchase for Investment. The Investor acknowledges that the offer and sale of the Acquired Shares and the Common Stock issuable upon the conversion of the Acquired Shares have not been registered under the Securities Act or under any state or other applicable securities laws. The Investor (a) acknowledges that it is acquiring the Acquired Shares and the Common Stock issuable upon the conversion of the Acquired Shares pursuant to an exemption from registration under the Securities Act solely for investment with no intention to distribute any of the foregoing to any Person, (b) will not sell, transfer, or otherwise dispose of any of the Acquired Shares or the Common Stock issuable upon the conversion of the Acquired Shares, except in compliance with this Agreement and the registration requirements or exemption provisions of the Securities Act and any other applicable securities Laws, (c) has such knowledge and experience in financial and business matters and in investments of this type that it is capable of evaluating the merits and risks of its investment in the Acquired Shares and the Common Stock issuable upon the conversion of the Acquired Shares and of making an informed investment decision, (d) is not subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act, (e) is an “accredited investor” (as that term is defined by Rule 501 of the Securities Act), and (f) (1) has reviewed the information that it considers necessary or appropriate to make an informed investment decision with respect to the Acquired Shares and the Common Stock issuable upon conversion of the Acquired Shares, (2) has had an opportunity to discuss with the Company and its Representatives the intended business and financial affairs of the Company and to obtain information necessary to verify the information furnished to it or to which it had access and (3) can bear the economic risk of (i) an investment in the Acquired Shares and the Common Stock issuable upon the conversion of the Acquired Shares indefinitely and (ii) a total loss in respect of such investment. The Investor has such knowledge and experience in business and financial matters so as to enable it to understand and evaluate the risks of, and form an investment decision with respect to its investment in, the Acquired Shares and the Common Stock issuable upon the conversion of the Acquired Shares.

Section 4.06    Non-Reliance on Company Estimates, Projections, Forecasts, Forward-Looking Statements and Business Plans. In connection with the due diligence investigation of the Company by the Investor and its respective Representatives, the Investor and its respective Representatives have received and may continue to receive from the Company and its Representatives certain estimates, projections, forecasts and other forward-looking information, as well as certain business plan information, in each case containing forward-looking information, regarding the Company and its Subsidiaries and their respective businesses and operations. The Investor hereby acknowledges that there are uncertainties inherent in attempting to make such estimates, projections, forecasts and other forward-looking statements, as well as in such business plans to the extent each of them contain forward-looking information with which the Investor is familiar, that the Investor is making its own evaluation of the adequacy and accuracy of such forward-looking information so furnished to the Investor (including the reasonableness of the assumptions underlying such forward-looking information), and that except for the representations and warranties made by the Company in Article III, the Transaction Documents and in any certificate or other document delivered in connection with this Agreement or the Transaction Documents, and other than for fraud, the Investor will have no claim against the Company or any of its Subsidiaries, or any of their respective Representatives, with respect thereto.

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Section 4.07    No Other Representations or Warranties. Except for the representations and warranties made by the Investor in this Article IV, the Transaction Documents and in any certificate or other document delivered in connection with this Agreement, neither the Investor nor any other Person acting on its behalf makes any other express or implied representation or warranty with respect to the Investor or any of its Affiliates or their respective businesses, operations, properties, assets, liabilities, condition (financial or otherwise) or prospects, notwithstanding the delivery or disclosure to the Company or its Representatives of any documentation, forecasts or other information with respect to any one or more of the foregoing, and the Company acknowledges the foregoing. In particular, and without limiting the generality of the foregoing, except for the representations and warranties made by the Investor in this Article IV, the Transaction Documents and in any certificate or other document delivered in connection with this Agreement or the Transactions, neither the Investor nor any other Person makes or has made any express or implied representation or warranty to the Investor or its Representatives with respect to any oral or written information presented to the Company or its Representatives in the course of its due diligence investigation of the Company, the negotiation of this Agreement or the course of the Transactions or any other transactions or potential transactions involving the Company and the Investor.

ARTICLE V
ADDITIONAL AGREEMENTS

Section 5.01    Reasonable Best Efforts; Filings.

(a)    Upon request by the Investor and subject to the terms and conditions of this Agreement, including the terms of this Section 5.01, each of the Company and the Investor shall cooperate with each other and use (and shall cause its Subsidiaries to use) its reasonable best efforts (unless, with respect to any action, another standard of performance is expressly provided for herein) to obtain or submit, as the case may be, as promptly as practicable following such request, all approvals required under the HSR Act and any other applicable Regulatory Laws (collectively, the “Required Regulatory Approvals”), including in connection with any issuance of Additional Shares or the conversion of any shares of Preferred Stock into shares of Common Stock. In furtherance of the foregoing, each of the parties hereto shall cooperate with each other to evaluate and identify any filings, consents, clearances or approvals required under or in connection with any Regulatory Law at any time following the Closing at the request of the Investor.

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(b)    The Company and the Investor agree to make any required filings pursuant to the HSR Act and any other Required Regulatory Approvals with respect to the Transactions, including in connection with any issuance of Additional Shares or the conversion of any shares of Preferred Stock into shares of Common Stock, as promptly as reasonably practicable following a request by the Investor and, with respect to future filings under the HSR Act, no later than thirty (30) Business Days after such request and to supply as promptly as reasonably practicable any additional information and documentary material that may be requested pursuant to the HSR Act or any other Required Regulatory Approvals, as applicable, and to promptly take any and all steps necessary to avoid or eliminate each and every impediment and obtain all consents that may be required pursuant to the HSR Act or any other Required Regulatory Approvals, as applicable, so as to enable the parties hereto to consummate the Transactions.

(c)    Each of the Company and the Investor shall use its reasonable best efforts to (i) cooperate in all respects with the other party in connection with any filing or submission with a Governmental Authority in connection with the Transactions, including in connection with any issuance of Additional Shares or the conversion of any shares of Preferred Stock into shares of Common Stock, and in connection with any investigation or other inquiry by or before a Governmental Authority relating to the Transactions, including any proceeding initiated by a private person, (ii) keep the other party informed in all material respects and on a reasonably timely basis of any material communication received by the Company or the Investor, as the case may be, from or given by the Company or the Investor, as the case may be, to the Federal Trade Commission (“FTC”), the Department of Justice (“DOJ”) or any other Governmental Authority and of any material communication received or given in connection with any proceeding by a private Person, in each case regarding the Transactions, (iii) subject to applicable Laws relating to the exchange of information, and to the extent reasonably practicable, consult with the other party with respect to information relating to such party and its respective Subsidiaries, as the case may be, that appears in any filing made with, or written materials submitted to, any third Person or any Governmental Authority in connection with the Transactions, and (iv) to the extent permitted by the FTC, the DOJ or such other applicable Governmental Authority or other Person, give the other party the opportunity to attend and participate in such meetings and conferences. Any documents or other materials provided pursuant to this Section 5.01(c) may be redacted or withheld as necessary to address reasonable privilege or confidentiality concerns, and to remove references concerning the valuation of the Company or other competitively sensitive material, and the parties may, as each deems advisable, reasonably designate any material provided under this Section 5.01(c) as “outside counsel only material”.

(d)    Notwithstanding anything to the contrary in this Agreement, nothing in this Section 5.01 or elsewhere in this Agreement shall require the Investor to take any action with respect to any of its controlled Affiliates or its direct or indirect portfolio companies, including selling, divesting, conveying, holding separate, or otherwise limiting its freedom of action with respect to any assets, rights, products, licenses, businesses, operations, or interest therein, of any such Affiliates or any direct or indirect portfolio companies of investment funds advised or managed by one or more Affiliates of the Investor. The parties agree that all obligations of other parties related to regulatory approvals shall be governed exclusively by this Section 5.01.

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Section 5.02    Corporate Actions. At any time that any Preferred Stock is outstanding, the Company shall (i) from time to time take all lawful action within its control to cause the authorized capital stock of the Company to include a sufficient number of authorized but unissued shares of Common Stock to satisfy the conversion requirements of all shares of the Preferred Stock then outstanding, and (ii) not effect any voluntary deregistration under the Exchange Act or any voluntary delisting with NYSE American (or any other national securities exchange upon which the Common Stock may subsequently be listed) in respect of the Common Stock other than in connection with a Fundamental Change (other than a delisting pursuant to the definition thereof) pursuant to which the Company satisfies in full its obligations under the Certificate of Designation.

Section 5.03    Public Disclosure. The Investor and the Company shall consult with each other before issuing, and give each other the opportunity to review and comment upon, any press release or other public statements with respect to the Transaction Documents or the Transactions, and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable Law, Judgment, court process or the rules and regulations of any national securities exchange or national securities quotation system. The Investor and the Company agree that the initial press release to be issued with respect to the Transactions following execution of this Agreement shall be in a form agreed to by the parties hereto (the “Announcement”). Notwithstanding the forgoing, this Section 5.03 shall not apply to any press release or other public statement made by the Company or the Investor (a) which is consistent with the Announcement and does not contain any information relating to the Transactions that has not been previously announced or made public in accordance with the terms of this Agreement or (b) is made in the ordinary course of business and does not relate specifically to the signing of the Transaction Documents or the Transactions. Notwithstanding the foregoing, (i) this Section 5.03 shall not prohibit any disclosure of information concerning this Agreement in connection with any dispute between the parties hereto regarding this Agreement and (ii) the Investor Parties may, without consulting the Company, provide ordinary course communications regarding this Agreement and the transactions contemplated hereby in connection with financial reporting and fundraising activities to existing or prospective general and limited partners, equity holders, members, managers and investors of any Affiliates of such Person, which in each case are subject to customary confidentiality obligations.

Section 5.04    Legend. All certificates or other instruments representing the Preferred Stock or Common Stock issued upon conversion of the Preferred Stock will initially bear a legend substantially to the following effect:

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS, OR EXCEPT, WITH RESPECT TO ANY COMMON STOCK, WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS.

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Section 5.05    Board Matters; Election of Directors.

(a)    Effective as of the Closing, (i) the Company and the Board shall elect four (4) designated representatives of the Investor Parties (such individuals, together with any other individuals designated by the Investor Parties for nomination or election to the Board and any other director deemed an “Investor Director Designee” pursuant to this Agreement, the “Investor Director Designees”) to the Board, each to serve for a term expiring at the next annual meeting of the Company’s stockholders and until their successors are duly elected and qualified, (ii) Grant LaMontagne shall remain a director and shall be deemed an Investor Director Designee as of Closing and (iii) the Company and the Board shall cause the total number of directors on the Board to be fixed at nine (9) and shall cause a number of directors to resign such that the total number of directors on the Board is nine (9). Following the Closing, the Investor shall not be required to comply with the advance notice provisions generally applicable to the nomination of directors by the Company so long as the Investor provides reasonable advance notice to the Company of the Investor Director Designees prior to the mailing of the proxy statement by the Company (provided, that the Company shall provide reasonable advance notice to the Investor of the expected mailing date). For the avoidance of doubt, failure of the stockholders of the Company to elect any Investor Director Designee to the Board shall not affect the right of the Investor to nominate a director for election pursuant to this Section 5.05 in any future election of directors. Each Investor Director will be entitled to serve as a member of such committees of the Board as determined by the Investor Parties, subject to applicable Law and stock exchange listing rules, and none of such Investor Directors shall be subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act.

(b)    Each Investor Director Designee shall, at the time of his or her nomination or appointment as a Director and at all times thereafter until such individual ceases to serve as an Investor Director:

(i)    meet and comply with any and all policies, procedures, processes, codes, rules, standards and guidelines of the Company applicable to all non-employee Board members, including the Company’s code of business conduct and ethics, securities trading policies and corporate governance guidelines; and

(ii)   to the extent applicable, meet and comply with any requirements under applicable Law or stock exchange listing rules for membership on the applicable Committee.

(c)    At any time that the Investor and its Affiliates beneficially own shares of Preferred Stock and/or shares of Common Stock that represent, in the aggregate and on an as-converted basis at least a majority of the aggregate outstanding shares of Common Stock, the Investor shall have the right to designate a number of Investor Director Designees equal to a majority of the Board. For so long as the 5% Beneficial Holding Requirement is satisfied by the Investor and its Affiliates, the size of the Board shall not be reduced to fewer than nine (9) directors without the prior approval of the Investor.

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If at any time the Investor and its Affiliates beneficially own shares of Preferred Stock and/or shares of Common Stock that represent, in the aggregate and on an as-converted basis less than a majority but at least 5% of the aggregate outstanding shares of Common Stock, the Investor shall have the right to designate a number of directors as set forth below:

Beneficial ownership as a percentage of the outstanding shares of Common Stock	Number of Investor Directors Investor has the right to designate
Equal to or less than fifty percent (50%) but at least thirty-six percent (36%)	4
Less than thirty-six (36%) but at least twenty-three percent (23%)	3
Less than twenty-three percent (23%) but at least ten percent (10%)	2
Less than ten percent (10%) but at least five percent (5%)	1

In the event that the size of the Board is not comprised of nine (9) directors, the Company agrees to take at any time and from time to time all actions necessary to cause the Board to continue to have the number of the designees of the Investor that corresponds, as a percentage of the total number of directors, to the requirements of this Section 5.05 (rounding up to the next whole director, subject to applicable Law or stock exchange listing rules).

(d)    If the Investor exercises its designation rights in accordance with the provisions of this Section 5.05, the Company and the Board shall (i) include each Investor Director Designee designated by the Investor in accordance with this Section 5.05 in the Company’s slate of nominees (whether in the Company’s proxy statement or otherwise) for the applicable meeting of the Company’s stockholders or action by written consent at which directors are to be elected, and use its reasonable best efforts to cause the election of such Investor Director Designees to the Board, (ii) recommend that the Company’s stockholders vote in favor of such Investor Director Designees, (iii) support such nominees with the same level of efforts and support as is used and/or provided for the other director nominees of the Company with respect to the applicable meeting of stockholders or action by written consent, and (iv) cause the Board to have sufficient vacancies to permit such Investor Director Designees to be elected as members of the Board.

(e)    Subject to applicable Law, the Investor shall have the right to remove, whether with or without cause, any Investor Director at any time; provided, that the Investor shall provide at least two (2) Business Days’ notice of any such removal, which notice shall include the reason for removal and any other information required to be disclosed pursuant to Item 5.02 of Form 8-K and for so long as the Investor Parties are entitled to designate any Investor Director Designees in accordance with this Section 5.05, the Board shall not remove any Investor Director from his or her directorship (except as required by Law, the Certificate of Designation or the Company Charter Documents).

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(f)    In the event that a vacancy is created at any time by the death, resignation, removal, disqualification or other cause of an Investor Director, including the failure of an Investor Director Designee to be elected at a meeting of stockholders of the Company, the Investor shall have the right to designate a replacement to fill such vacancy (but only if the Investor would be then entitled to nominate such designee pursuant to the provisions of this Section 5.05). The Board and the Company shall, to the fullest extent permitted by applicable Law and stock exchange listing rules, take all actions necessary at any time and from time to time to cause the vacancy created thereby to be filled by the individual so designated and to cause the Board to elect such designee to the Board as soon as possible.

(g)   Other than with respect the appointment of the initial Investor Director Designees at the Closing, the Company’s obligations to have any Investor Director Designee elected to the Board or nominate any Investor Director Designee for election as a director at any meeting of the Company’s stockholders pursuant to this Section 5.05, as applicable, shall in each case be subject to such Investor Director Designee’s satisfaction of all applicable requirements regarding service as a director of the Company under applicable Law and stock exchange listing rules regarding service as a director of the Company and all other criteria and qualifications for service as a director applicable to all directors of the Company. No Investor Director Designee shall be eligible to serve on the Board if he or she has been involved in any of the events enumerated under Item 2(d) of Schedule 13D under the Exchange Act or Item 401(f) of Regulation S-K under the Securities Act. Other than with respect the appointment of the initial Investor Director Designees at the Closing, as a condition to any Investor Director Designee’s election to the Board or nomination for election as a director of the Company at any meeting of the Company’s stockholders, the Investor Parties and each Investor Director Designee must provide to the Company: (x) all information reasonably requested by the Company that is required to be or is customarily disclosed for all new or returning, as applicable, candidates for appointment or election to the Board and their respective Affiliates in a proxy statement or other filings required by applicable Law, any stock exchange listing rules or listing standards or the Company Charter Documents or corporate governance guidelines, in each case, (1) to the extent relating to such Investor Director Designee’s election as a director of the Company or the Company’s operations in the ordinary course of business and (2) to the same extent requested or required of other candidates for appointment or election to the Board and (y) all information reasonably requested by the Company in connection with assessing eligibility and other criteria applicable to all new or returning, as applicable, candidates for appointment or election to the Board or satisfying compliance and legal or regulatory obligations, in each case, (1) to the extent relating to such Investor Director Designee’s nomination or election, as applicable, as a director of the Company or the Company’s operations in the ordinary course of business and (2) to the same extent requested or required of other candidates for appointment or election to the Board.

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(h)    For so long as the 5% Beneficial Holding Requirement is satisfied by the Investor and its Affiliates, at any time after the Closing that there is no Investor Director serving on the Board, the Investor Parties shall be entitled to appoint one Person strictly as an observer to the Board (the “Board Observer”). The Board Observer shall be entitled to attend and be notified of all meetings of the Board and any committees thereof in a non-voting capacity, and to receive copies of all notices, minutes, consents and other materials provided to the non-management members of the Board or such committees; provided, that the Company reserves the right to withhold any information and/or materials and to exclude the Board Observer from access to any such material or meeting or portion thereof if the Board reasonably determines in good faith and upon the advice of counsel, that such exclusion is reasonably necessary to (x) preserve the attorney client or like privilege between the Company (or the Board or such committee, as applicable, and its counsel), (y) comply with applicable Law or stock exchange listing rules or (z) comply with the terms of any confidentiality agreement or other contract with a Third Party. The Board Observer shall not have voting rights or fiduciary obligations to the Company or its stockholders, or be entitled to receive any compensation or reimbursement of expenses in his or her capacity as Board Observer, but shall be bound by the same confidentiality obligations as the members of the Board. Any action taken by the Board or committee thereof at any meeting will not be invalidated by the absence of the Board Observer at such meeting. To the extent such attendance would reasonably be expected to present an actual or likely conflict of interest for the Board Observer in the good faith opinion of the Board or the applicable committee thereof, the Board Observer shall agree to waive notice of and recuse himself or herself from any meetings, deliberations or discussion of the Board or any committee thereof, as applicable, regarding any transactions involving the Investor Parties.

(i)    The Company shall at all times provide each Investor Director (in his or her capacity as a member of the Board) with the same rights to indemnification and exculpation that it provides to other members of the Board. In addition, in his or her capacity as a member of the Board or any applicable Committee on which he or she formally serves as a member, such Investor Director shall be entitled to receive, unless waived by the Investor Director, (i) any and all applicable director and Committee fees and compensation that are payable to the Company’s non-management directors as part of the Company’s director compensation plan, and (ii) reimbursement of all reasonable, documented out-of-pocket expenses that he or she incurs in connection with performing Board and any applicable Committee duties consistent with the Company’s expense reimbursement policy applicable to non-management directors.

(j)    The Company shall maintain directors’ and officers’ liability insurance as determined by the Board. The Company acknowledges and agrees that any Investor Director who are partners, members, employees, or consultants of Nexus and/or any of its Affiliates (each, a “Nexus Entity”) may have certain rights to indemnification, advancement of expenses and/or insurance provided by the applicable Nexus Entity (collectively, the “Nexus Indemnitors”). The Company acknowledges and agrees that the Company shall be the indemnitor of first resort with respect to any indemnification, advancement of expenses and/or insurance provided in the articles or certificate of incorporation, bylaws or any other organizational documents (collectively, the “Organizational Documents”) of the Company and/or any of its Subsidiaries and/or any indemnification agreements to any Investor Director in his or her capacity as a director of the Company or any of its Subsidiaries (such that the Company’s obligations to such indemnitees in their capacities as directors are primary and any obligation of the Nexus Indemnitors to advance expenses or to provide indemnification or insurance for the same expenses or liabilities incurred by such indemnitees are secondary). Such indemnitees shall, in their capacities as directors, be entitled to all the rights to indemnification, advancement of expenses and entitled to insurance to the extent provided under (i) the Organizational Documents of the Company and/or any of its Subsidiaries in effect from time to time and/or (ii) such other agreement, if any, between the Company and/or any of its Subsidiaries, on the one hand, and such indemnitees, on the other hand and/or the NRS without regards to any rights such indemnitees may have against the Nexus Indemnitors. No advancement or payment by the Nexus Indemnitors on behalf of such indemnitees with respect to any claim for which such indemnitees have sought indemnification, advancement of expenses or insurance from the Company in their capacities as directors shall affect the foregoing and the Nexus Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such indemnitees against the Company and/or its applicable Subsidiaries.

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(k)    In recognition and anticipation that (i) certain directors, principals, officers, employees, members, partners and/or other representatives of the Investor or any Investor Party or Nexus Entity, or of investment funds or vehicles affiliated with a Nexus Entity or any of their respective Affiliates may be an Investor Director Designee and, accordingly, serve as Directors, and (ii) each of Nexus or investment funds or vehicles affiliated with Nexus may now engage, may continue to engage, and/or may, in the future, decide to engage, in the same or similar activities or related lines of business as those in which the Company or any of its Subsidiaries, directly or indirectly, now engage or may engage and/or other business activities that overlap with, are complementary to or compete with those in which the Company or any of its Subsidiaries, directly or indirectly, now engage or may engage, the provisions of this Section 5.05(k) are set forth to regulate and define the conduct of certain affairs of the Company and its Subsidiaries with respect to certain classes or categories of business opportunities as they may involve any Investor Party or its Affiliates and the powers, rights, duties and liabilities of the Company, its Subsidiaries, and their respective directors, officers and stockholders in connection therewith. To the fullest extent permitted by applicable Law, the Company, on behalf of itself and each of its Subsidiaries, hereby renounces any interest or expectancy in, or right to be offered an opportunity to participate in, any business opportunity which may be a corporate (or analogous) or business opportunity for any Investor Party, any of its Affiliates, or any Investor Director Designees or Investor Director (collectively, “Identified Persons” and, individually, an “Identified Person”) and the Company or any of its Affiliates. To the fullest extent permitted by applicable Law, in the event that any Identified Person acquires knowledge of a potential transaction or other corporate (or analogous) or business opportunity which may be a corporate (or analogous) or business opportunity for itself, herself or himself and the Company or any of its Affiliates, such Identified Person shall have no duty to communicate, offer or otherwise make available such transaction or other corporate (or analogous) or business opportunity to the Company or any of its Affiliates and shall not be liable to the Company or its stockholders or to any Affiliate of the Company for breach of any purported fiduciary duty solely by reason of the fact that such Identified Person pursues or acquires such corporate (or analogous) or business opportunity for itself, herself or himself, or offers or directs such corporate (or analogous) or business opportunity to another Person (including any Affiliate of such Identified Person). The Company, on behalf of itself and each of its Subsidiaries, (x) acknowledges that the Identified Persons may now own, may continue to own, and from time to time may acquire and own, investments in one or more other entities (each such entity, a “Related Company” and all such entities, collectively, “Related Companies”) that are direct competitors of, or that otherwise may have interests that do or could conflict with those of, the Company, any of its Subsidiaries, any of the Company’s stockholders or any of their respective Affiliates, and (y) agree that (A) the enjoyment, exercise and enforcement of the rights, interests, privileges, powers and benefits granted or available to the Identified Persons under this Agreement shall not be in any manner reduced, diminished, affected or impaired, and the obligations of the Identified Persons under this Agreement (if any) shall not be in any manner augmented or increased, by reason of any act, circumstance, occurrence or event arising from or in any respect relating to (1) the ownership by an Identified Person of any interest in any Related Company, (2) the affiliation of any Related Company with an Identified Person or (3) any action taken or omitted by any Related Company or an Identified Person in respect of any Related Company, (B) no Identified Person who is not an Investor Director shall, by reason of such ownership, affiliation or action, become subject to any fiduciary duty to the Company, any of its Subsidiaries, any of the Company’s stockholders or any of their respective Affiliates, (C) none of the duties imposed on an Identified Person who is not an Investor Director, whether by contract or law, do or shall limit or impair the right of any Identified Person lawfully to compete with the Company, any of its Subsidiaries, any of the Company’s stockholders or any of their respective Affiliates as if the Identified Persons were not a party to this Agreement, and (D) to the fullest extent permitted by Nevada Law, the Identified Persons are not and shall not be obligated to disclose to the Company, any of its Subsidiaries, any of the Company’s stockholders or any of their respective Affiliates any information related to their respective businesses or opportunities, including acquisition opportunities, or to refrain from or in any respect to be restricted in competing against the Company, any of its Subsidiaries, any of the Company’s stockholders or any of their respective Affiliates in any such business or as to any such opportunities.

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Section 5.06    Tax Matters.

(a)    The Company and its paying agent shall be entitled to withhold Taxes on all payments on the Preferred Stock or Common Stock or other securities issued upon conversion of the Preferred Stock in each case to the extent required by applicable Law; provided, that to the extent that the Investor has previously delivered an appropriate IRS Form W-8 or W-9 to the Company establishing an exemption for U.S. federal withholding (including backup withholding), the Company shall not be permitted to withhold unless the Company has provided the Investor advance written notice of its intent to withhold at least five (5) days prior to the payment of the amount subject to withholding, and has given the Investor a reasonable opportunity to provide any form or certificate available to reduce or eliminate such withholding. Notwithstanding the foregoing proviso, the notice requirement in this Section 5.06(a) shall no longer apply with regard to any Preferred Stock which the Investor has assigned pursuant to Section 8.03 of this Agreement or otherwise. Within a reasonable amount of time after making such withholding payment, the Company shall furnish the Investor with copies of any tax certificate, receipt or other documentation reasonably acceptable to the Investor evidencing such payment.

(b)    The Company shall pay any and all documentary, stamp and similar issue or transfer Tax due on (x) the issuance of the Preferred Stock and (y) the issuance of shares of Common Stock upon conversion of the Preferred Stock. However, in the case of conversion of Preferred Stock, the Company shall not be required to pay any Tax or duty that may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock or Preferred Stock to a beneficial owner other than the beneficial owner of the Preferred Stock immediately prior to such conversion, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such Tax or duty, or has established to the satisfaction of the Company that such Tax or duty has been paid.

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(c)    Unless otherwise required by applicable Law, the parties shall, and shall cause each of their Affiliates to, treat the Acquired Shares as “common stock” rather than as “preferred stock” for purposes of Section 305 of the Code. Without the prior written consent of the Investor Parties, the Company shall not (and the Board shall not authorize the Company to) take any action that would reasonably be expected to cause an Investor Party (or its direct or indirect equityholders) to recognize taxable income by reason of the operation of Section 305(b)(2) of the Code. Neither party will, nor will permit their Affiliates to, take a contrary position without the other party’s prior written consent unless otherwise required pursuant to a final determination within the meaning of Section 1313 of the Code.

Section 5.07    Use of Proceeds. The Company shall use the proceeds from the issuance and sale of the Acquired Shares to pay for any costs, fees and expenses incurred in connection with the Transactions and the Navitas Acquisition. Any remaining proceeds from the issuance and sale of the Acquired Shares may be used for general corporate purposes, including any potential acquisitions.

Section 5.08    DTC Eligibility. Promptly following the Closing, if requested by the Investor Parties, the Company shall use commercially reasonable efforts to cause the shares of Preferred Stock to be eligible for resale through The Depository Trust Company.

Section 5.09    State Securities Laws. Promptly following the date hereof, the Company shall use its reasonable best efforts to (a) make all filings with the SEC under the Securities Act and Exchange Act related to the execution of the Transaction Documents and the consummation of the transactions contemplated thereby in the time periods required by (including any extensions permitted by) the Securities Act and Exchange Act, as applicable, (b) obtain all necessary permits and qualifications, if any, or secure an exemption therefrom, required by any state or country prior to the offer and sale of Common Stock and/or Preferred Stock and (c) cause such authorization, approval, permit or qualification to be effective as of the Closing and as of any conversion of Preferred Stock; provided, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or subject itself to taxation in any jurisdiction in which it is not otherwise subject to taxation on the date of this Agreement.

Section 5.10    Participation Rights.

(a)    For the purposes of this Section 5.10, “Excluded Stock” means (i) shares of equity securities issued by the Company as a stock dividend payable in shares of equity securities, or upon any subdivision or split-up of the outstanding shares of capital stock, (ii) the issuance of shares of equity securities (including upon exercise of warrants or options) to directors, employees, consultants or service providers of the Company pursuant to a Company Stock Plan or other stock option plan, restricted stock plan or other similar plan or equity issuance approved by the Board, (iii) securities issued pursuant to the conversion, exercise or exchange of the Preferred Stock issued to the Investor, (iv) shares of equity securities issued as consideration in connection with a “business combination” (as defined by the rules and regulations promulgated by the SEC) or as consideration in connection with bona fide acquisitions of securities or substantially all of the assets of another Person, business unit, division or business, (v) securities issued pursuant to acquisitions or strategic transactions (including, for the avoidance of doubt, whether structured as a merger, consolidation, asset or stock purchase, or other similar transaction); (vi) securities issued pursuant to the conversion, exercise or exchange of Preferred Stock; or (vii) shares of a Subsidiary of the Company issued to the Company or a Subsidiary of the Company.

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(b)    From the date of this Agreement, if the Company or a Subsidiary of the Company proposes to issue equity securities of any kind (the term “equity securities” shall include for these purposes Common Stock and any warrants, options or other rights to acquire, or any securities that are exercisable for, exchangeable for or convertible into, Common Stock or any other class of capital stock of the Company), other than Excluded Stock, then, the Company shall:

(i)    give written notice to the Investor Parties, (x) no less than five (5) Business Days prior to the closing of such issuance or (y) in the case of a registered offering, three (3) Business Days prior to the proposed offering, setting forth in reasonable detail (A) the designation and all of the terms and provisions of the securities proposed to be issued (the “Proposed Securities”), including, where applicable, the voting powers, preferences and relative participating, optional or other special rights, and the qualification, limitations or restrictions thereof and interest rate and maturity; (B) the price and other terms of the proposed sale of such securities; (C) the amount of such securities proposed to be issued; and (D) such other information as the Investor Parties may reasonably request in order to evaluate the proposed issuance (except that the Company shall not be required to deliver any information that has not been or will not be provided or otherwise made available to the proposed purchasers of the Proposed Securities); and

(ii)   offer to issue and sell to the Investor Parties, on such terms as the Proposed Securities are issued and upon full payment by the Investor Parties, a portion of the Proposed Securities equal to a percentage determined by dividing (A) the number of shares of Common Stock the Investor Parties beneficially own (on an “as-converted basis”) by (B) the total number of shares of Common Stock then outstanding (on an “as-converted basis”); provided, however, that the Company shall not be required to offer to issue or sell to the Investor Parties (or to any of them) the portion of the Proposed Securities that would require the Company to obtain stockholder approval in respect of the issuance of any Proposed Securities under the listing rules of NYSE American or any other securities exchange or any other applicable Law (provided, further, however, that the Company shall still be obligated to provide written notice of such proposed issuance to the Investor Parties pursuant to Section 5.10(b)(i), which notice shall include a description of the Proposed Securities (including the number thereof) that would require stockholder approval in respect of the issuance thereof).

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(c)    The Investor will have the option, on behalf of the applicable Investor Parties, exercisable by written notice to the Company, to accept the Company’s offer and commit to purchase any or all of the securities offered to be sold by the Company to the Investor Parties, which notice must be given (x) within three (3) Business Days after receipt of such notice from the Company or (y) in the case of a registered offering, within one (1) hour of receipt by the Investor of the pricing terms of the proposed sale of such securities. The closing of the exercise of such subscription right shall take place simultaneously with the closing of the sale of the Proposed Securities giving rise to such subscription right; provided, however, that the closing of any purchase by any such Investor Party may be extended beyond the closing of the sale of the Proposed Securities giving rise to such preemptive right (but shall not delay such closing for any other purchaser) to the extent necessary to (i) obtain required approvals from any Governmental Authority or (ii) permit the Investor Parties to receive proceeds from calling capital pursuant to commitments made by its (or its affiliated investment funds’) limited partners. If the Investor elects to purchase any securities pursuant to this Section 5.10(c), the Investor, at its sole expense, shall make any filings required in connection with such participation under antitrust or other applicable Law promptly following the delivery to the Company of the corresponding notice of acceptance and shall use reasonable best efforts to obtain applicable antitrust clearance and/or approval under antitrust or other applicable Laws. Notwithstanding anything to the contrary contained herein, if the Company desires to modify or amend the terms and conditions of the offer prior to the expiration of the offering period described above, the Company shall deliver to the Investor a new notice and the Investor will have the option, on behalf of the applicable Investor Parties, exercisable by written notice to the Company, to accept the Company’s offer and commit to purchase any or all of the securities offered to be sold by the Company to the Investor Parties, which notice must be given (x) within three (3) Business Days after receipt of such new notice from the Company or (y) in the case of a registered offering, within one (1) hour of receipt by the Investor of the new pricing terms of the proposed sale of such securities.

(d)    Upon the expiration of the offering period described above, the Company will be free to sell such Proposed Securities that the Investor Parties have not elected to purchase during the sixty (60) days following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to the Investor Parties in the notice delivered in accordance with Section 5.10(b). Any Proposed Securities offered or sold by the Company after such sixty (60)-day period must be reoffered to the Investor Parties pursuant to this Section 5.10.

(e)    The election by any Investor Party not to exercise its subscription rights under this Section 5.10 in any one instance shall not affect their right as to any subsequent proposed issuance.

(f)    In the case of an issuance subject to this Section 5.10 for consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the Fair Market Value thereof.

Section 5.11    Section 16 Matters. If the Company becomes a party to a consolidation, merger or other similar transaction that may result in the Investor, its Affiliates, or any Investor Director being deemed to have made a disposition of equity securities of the Company or derivatives thereof for purposes of Section 16 of the Exchange Act, and if an Investor Director is serving on the Board at such time or has served on the Board during the preceding six (6) months, then (i) the Board will pre-approve such disposition of equity securities or derivatives thereof for the express purpose of exempting the Investor’s, its Affiliates’ and the Investor Directors’ interests (to the extent the Investor or its Affiliates may be deemed to be “directors by deputization”) in such transaction from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder and (ii) if the transaction involves (A) a merger or consolidation to which the Company is a party and Company capital stock is, in whole or in part, converted into or exchanged for equity securities of a different issuer, (B) a potential acquisition by the Investor, the Investor’s Affiliates and/or any Investor Director of equity securities of such other issuer or derivatives thereof and (C) an Affiliate or other designee of the Investor or its Affiliates that will serve on the board of directors (or its equivalent) of such other issuer, then if the Investor requires that the other issuer pre-approve any acquisition of equity securities or derivatives thereof for the express purpose of exempting the interests of any director or officer of the Company or any of its Subsidiaries in such transactions from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder, the Company shall use reasonable best efforts to request that such other issuer pre-approve any such acquisitions of equity securities or derivatives thereof for the express purpose of exempting the interests of the Investor’s, its Affiliates’ and the Investor Director’s (for the Investor and/or its Affiliates, to the extent such persons may be deemed to be “directors by deputization” of such other issuer) in such transactions from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder.

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Section 5.12    Information Rights.

(a)    For so long as the 5% Beneficial Holding Requirement is satisfied by the Investor and its Affiliates, to the extent requested in writing by the Investor, the Company agrees promptly to provide the Investor with the information with respect to the Company, its Subsidiaries and their respective businesses and operations as the Investor Parties may reasonably request and access to members of the Company’s management team.

(b)    Individuals associated with the Investor Parties may from time to time serve on the Board or the equivalent governing body of the Company’s Subsidiaries. The Company, on its behalf and on behalf of its Subsidiaries, recognizes that such individuals (i) will from time to time receive non-public information concerning the Company and its Subsidiaries, and (ii) may share such information with other individuals associated with the Investor Parties who have a need to know such information for the purpose of facilitating support to such individuals in their capacity as members of the Board or such equivalent governing body or enabling the Investor Parties, as equityholders, to better evaluate the Company’s performance and prospects; provided, that such other individuals are informed about the confidential nature of such information.

Section 5.13    Consent Rights. For so long as the Consent Holding Requirement is satisfied by the Investor Parties, the Company shall not, and shall cause each of its Subsidiaries not to, take any of the following actions without the prior written consent of the holders of a majority of the then-outstanding shares of Preferred Stock:

(a)    any actions that would result in any control share acquisition, interested stockholder, business combination or similar anti-takeover provision in the NRS and/or the Company Charter Documents becoming applicable to the holders of shares of Preferred Stock as a result of the issuance of the Preferred Stock, the Navitas Acquisition or any transaction related thereto, including the Company’s issuance of Common Stock upon conversion of the Preferred Stock;

(b)    adopt, approve or agree to adopt a stockholder rights agreement, “poison pill” or similar anti-takeover agreement or plan that is applicable to the holders of shares of Preferred Stock unless the Company has excluded the holders of shares of Preferred Stock from the definition of “acquiring person” (or such similar term) as such term is defined in such anti-takeover agreement to the extent of the holders’ beneficial ownership of shares of Preferred Stock or Common Stock;

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(c)    authorize or issue any Parity Securities or Senior Securities, or amend or alter the Company Charter Documents to authorize or create, or increase the number of authorized or issued shares of, or any securities convertible into shares of, or reclassify any security into, any Parity Securities (including any increase in the number of authorized or issued shares of Preferred Stock) or Senior Securities;

(d)    issue any shares of Preferred Stock to any Person other than the Investor;

(e)    cause any Subsidiary to issue any Equity Securities (other than to the Company or one of its Subsidiaries and other than director qualifying shares or as otherwise required by applicable Law); or

(f)    any action to effect any voluntary deregistration of the Common Stock under the Exchange Act or any voluntary delisting with NYSE American of the Common Stock other than in connection with a concurrent relist with another national securities exchange.

Section 5.14    NYSE Listing of Shares. To the extent the Company has not done so prior to the date of this Agreement, the Company shall, as promptly as practicable and in any event at least thirty (30) days prior to the Closing Date, apply to cause the aggregate number of shares of Common Stock issuable upon the conversion of the Preferred Stock to be issued to the Investor pursuant to this Agreement and pursuant to the Certificate of Designation, to be approved for listing on NYSE American to the extent required by NYSE American. From time to time following the Closing Date, the Company shall cause the number of shares of Common Stock issuable upon the conversion of the then outstanding shares of Preferred Stock to be approved for listing on NYSE American, subject to official notice of issuance.

Section 5.15    Interim Operating Covenants. Except as required by applicable Law or the regulations or requirements of any stock exchange or regulatory organization applicable to the Company or any of its Subsidiaries or as expressly required or permitted by this Agreement from the date of this Agreement through the Closing, the Company and its Subsidiaries shall (i) use reasonable best efforts to operate their business in the ordinary course and (ii) unless the Investor otherwise consents in writing, not take any other action that, if taken following the Closing, would (x) require the prior written consent of the holders of the Preferred Stock pursuant to this Agreement or the Certificate of Designation, or (y) result in an adjustment to the Conversion Price pursuant to the Certificate of Designation unless (in the case of this clause (y)) such adjustment is effected upon the Closing and the issuance of the Preferred Stock pursuant to this Agreement.

Section 5.16  Navitas Acquisition. At and prior to Closing, the Company shall not, and shall not permit any of its Subsidiaries to, without the prior written consent of the Investor make any amendment, supplement, waiver or other modification to the Purchase Agreement in a manner that would be materially adverse to the rights, powers, preferences or privileges of the holders of the Preferred Stock or holders’ economic interest. Upon the Investor’s request to the Company in writing, the Company shall reasonably inform the Investor regarding the Navitas Acquisition and the transactions contemplated by the Purchase Agreement, including the status thereof, the expected timing of the closing under the Purchase Agreement, the anticipated date of the closing under the Purchase Agreement and any developments that would reasonably be expected, individually or in the aggregate, to materially delay the Closing or make the Closing unlikely to occur.

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ARTICLE VI
SURVIVAL AND TERMINATION

Section 6.01    Survival. All of the covenants or other agreements of the parties contained in this Agreement shall survive until fully performed or fulfilled, unless and to the extent that non-compliance with such covenants or agreements is waived in writing by the party entitled to such performance. All representations and warranties contained in this Agreement (including the schedules and the certificates delivered pursuant hereto) will survive the Closing Date, with respect to the representations and warranties made at the Closing Date until the twelve (12) month anniversary of the Closing; provided, that the Fundamental Representations shall survive the Closing for forty-eight (48) months following the Closing; provided, further that nothing herein shall relieve any party of liability for any inaccuracy or breach of such representation or warranty to the extent that any good faith allegation of such inaccuracy or breach is made in writing prior to such expiration by a Person entitled to make such claim pursuant to the terms and conditions of this Agreement. For the avoidance of doubt, claims may be made with respect to the breach of any representation, warranty or covenant until the applicable survival period therefor as described above expires. Notwithstanding anything in this Agreement to the contrary, subject to Section 8.13, (a) in no event will the Investor Related Parties, collectively, have any liability (including damages for fraud or breach, whether willful, intentional, unintentional or otherwise (including willful breach) or monetary damages in lieu of specific performance) in the aggregate in excess of the amount of the Purchase Price, and (b) in no event will the Company Related Parties, collectively, have any liability in the aggregate in excess of the amount of the Purchase Price, except in the case of fraud.

Section 6.02    Termination. The rights and obligations of the parties in respect of the Closing and the provisions of this Agreement may be terminated at any time prior to the Closing:

(a)	by the mutual written consent of the Company and the Investor;

(b)	by the Company or the Investor, if any Governmental Authority shall have issued a final Judgment restraining, enjoining or otherwise prohibiting the consummation of the Transactions;

(c)	by the Investor if Stockholder Approval has not been obtained by reason of the failure to obtain the required vote;

(d)

by notice given by the Investor to the Company if there have been one or more inaccuracies in or breaches of one or more representations, warranties, covenants or agreements made by the Company in this Agreement such that the condition to Closing in Section 7.04(a) or Section 7.04(b) would not be satisfied and, if capable of being cured, which have not been cured by the Company thirty (30) days after receipt by the Company of written notice from the Investor requesting such inaccuracies or breaches to be cured;

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(e)

by the Company or the Investor, if the Closing Date has not occurred on or before 11:59 p.m. (New York time) on the date that is five (5) Business Days following the Outside Date (as defined in the Purchase Agreement), as such date may be extended pursuant to the Purchase Agreement; or

(f)	automatically upon the valid termination of the Purchase Agreement for any reason in accordance with its terms and conditions.

Section 6.03    Effect of Termination In the event that this Agreement is terminated in accordance with Section 6.02, no party (nor any of its Affiliates) shall have any liability or obligation to any other party (or any of its Affiliates) under or in respect of this Agreement, except to the extent of (a) any liability arising from any breach by such party of its obligations pursuant to this Agreement arising prior to such termination, (b) expense reimbursement pursuant to Section 8.11, and (c) any actual and intentional fraud or intentional or willful breach of this Agreement. In the event of any such termination, this Agreement shall become void and have no effect, and the transactions contemplated hereby shall be abandoned without further action by the parties, in each case, except (x) as set forth in the preceding sentence and (y) that the provisions of this Article VI and Article VIII, including Section 8.11, shall survive the termination of this Agreement.

ARTICLE VII
CLOSING CONDITIONS

Section 7.01    Conditions to the Obligations of the Company and the Investor. The respective obligations of each of the Company and the Investor to effect the Closing and each Subsequent Closing shall be subject to the satisfaction (or waiver by the Company and the Investor, if permissible under applicable Law) on or prior to the Closing and each Subsequent Closing of the following conditions:

(a)    no temporary or permanent Judgment or Law shall have been enacted, promulgated, issued, entered, amended or enforced by any Governmental Authority nor shall any proceeding brought by a Governmental Authority seeking any of the foregoing be pending, or any applicable Laws shall be in effect, in each case which has the effect of restraining, enjoining or otherwise prohibiting the consummation of the Transactions;

(b)   the waiting period (and any extension thereof) applicable to the consummation of Transactions under the HSR Act and any other applicable competition Laws shall have expired or been terminated;

(c)    the Required Regulatory Approvals have been obtained;

(d)   the Stockholder Approval has been obtained; and

(e)    the Navitas Acquisition shall be consummated substantially concurrently with the Closing on the terms and conditions contemplated by the Purchase Agreement (subject to any amendments, supplements, waivers or other modifications but only to the extent not prohibited by Section 5.16 or otherwise consented to by the Investor).

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Section 7.02    Conditions to the Obligations of the Company with Respect to the Purchase of the Acquired Shares. The obligations of the Company to effect the Closing with respect to the Investor shall be further subject to the satisfaction (or waiver, if permissible under applicable Law) on or prior to the Closing of the following conditions:

(a)    (i) the representations and warranties of the Investor set forth in Section 4.01 and Section 4.02(a) of this Agreement shall be true and correct (disregarding all qualifications or limitations as to “materiality,” “Investor Material Adverse Effect” and words of similar import set forth therein) in all material respects as of the date hereof and as of the Closing with the same effect as though made on and as of the Closing (except to the extent expressly made as of an earlier date, in which case as of such earlier date), and (ii) the other representations and warranties set forth in Article IV of this Agreement, other than those listed in the immediately preceding clause (i), shall be true and correct (disregarding all qualifications or limitations as to “materiality,” “Investor Material Adverse Effect” and words of similar import set forth therein) as of the Closing with the same effect as though made as of the Closing (except to the extent expressly made as of an earlier date, in which case as of such earlier date), except where the failure to be true and correct would not, individually or in the aggregate, reasonably be expected to have an Investor Material Adverse Effect; and

(b)    the Investor shall have complied with or performed in all material respects its obligations required to be complied with or performed by it pursuant to this Agreement at or prior to the Closing.

Section 7.03    Conditions to the Obligations of the Company with Respect to the Purchase of Additional Shares. The obligations of the Company to effect each Subsequent Closing with respect to the Investor shall be further subject to the satisfaction (or waiver, if permissible under applicable Law) on or prior to the applicable Subsequent Closing of the following conditions:

(a)    (i) the representations and warranties of the Investor set forth in Section 4.01 and Section 4.02(a) of this Agreement shall be true and correct (disregarding all qualifications or limitations as to “materiality,” “Investor Material Adverse Effect” and words of similar import set forth therein) in all material respects as of the Subsequent Closing (except to the extent expressly made as of an earlier date, in which case as of such earlier date), and (ii) the other representations and warranties set forth in Article IV of this Agreement, other than those listed in the immediately preceding clause (i), shall be true and correct (disregarding all qualifications or limitations as to “materiality,” “Investor Material Adverse Effect” and words of similar import set forth therein) as of the Subsequent Closing (except to the extent expressly made as of an earlier date, in which case as of such earlier date), except where the failure to be true and correct would not, individually or in the aggregate, reasonably be expected to have an Investor Material Adverse Effect; and

(b)    the Investor shall have complied with or performed in all material respects its obligations required to be complied with or performed by it pursuant to this Agreement at or prior to the Subsequent Closing.

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Section 7.04    Conditions to the Obligations of the Investor with Respect to the Purchase of the Acquired Shares. The obligation of the Investor to effect the Closing shall be further subject to the satisfaction (or waiver, if permissible under applicable Laws) on or prior to the Closing of the following conditions:

(a)    (i) the Fundamental Representations shall be true and correct (disregarding all qualifications or limitations as to “materiality,” “Material Adverse Effect” and words of similar import set forth therein) in all material respects as of the date hereof and as of the Closing with the same effect as though made as of the Closing (except to the extent expressly made as of an earlier date, in which case as of such earlier date), (ii) the representations and warranties in Section 3.06 of this Agreement shall be true and correct in all respects as of the date hereof and as of the Closing with the same effect as though made as of the Closing, and (iii) the representations and warranties set forth in this Agreement, other than those listed in the immediately preceding clauses (i) and (ii) shall be true and correct (disregarding all qualifications or limitations as to “materiality,” “Material Adverse Effect” and words of similar import set forth therein) as of the Closing with the same effect as though made as of the Closing (except to the extent expressly made as of an earlier date, in which case as of such earlier date), except where the failure to be true and correct would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(b)    the Company shall have complied with or performed in all material respects its obligations required to be complied with or performed by it pursuant to this Agreement at or prior to the Closing;

(c)    any shares of Common Stock issuable upon conversion of the Series A Preferred Stock at the Conversion Price specified in the Certificate of Designation as in effect on the Closing Date shall have been approved for listing on NYSE American, to the extent such approval is required by NYSE American;

(d)    the Board shall have taken all actions necessary and appropriate to approve the Transactions (including the issuance and sale of the Acquired Shares and the underlying shares of Common Stock) in accordance with and are not subject to NRS 78.411 - 78.444, inclusive, so that such issuances are not subject to the restrictions and limitations provided for therein, and such approval shall be in full force and effect as of and after the Closing;

(e)    the Board shall have taken all actions necessary and appropriate to cause the total number of directors on the Board to be fixed at nine (9) and (i) to cause to be elected to the Board, effective immediately upon the Closing, the initial four (4) Investor Director Designees, and (ii) for Grant LaMontagne to continue on the Board;

(f)    a number of directors shall have tendered their resignation from the Board, effective immediately upon the Closing, such that the total number of directors on the Board is nine (9) directors; and

(g)    the Investor shall have received a certificate signed on behalf of the Company by a duly authorized officer certifying to the effect that the conditions set forth in Section 7.04(a), Section 7.04(b), Section 7.04(d), Section 7.01(d) and Section 7.01(e) have been satisfied.

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Section 7.05    Conditions to the Obligations of the Investor with Respect to the Purchase of Additional Shares. The obligation of the Investor to effect each Subsequent Closing shall be further subject to the satisfaction (or waiver, if permissible under applicable Laws) on or prior to the applicable Subsequent Closing of the following conditions:

(a)    an Additional Shares Purchase Notice shall have been delivered by the Company at least five (5) Business Days prior to the Subsequent Closing Date set forth therein;

(b)    (i) the Fundamental Representations shall be true and correct (disregarding all qualifications or limitations as to “materiality,” “Material Adverse Effect” and words of similar import set forth therein) in all material respects as of the Subsequent Closing (except to the extent expressly made as of an earlier date, in which case as of such earlier date), (ii) the representations and warranties in Section 3.06 of this Agreement shall be true and correct in all respects as of the Subsequent Closing, and (iii) the representations and warranties set forth in this Agreement, other than those listed in the immediately preceding clauses (i) and (ii) shall be true and correct (disregarding all qualifications or limitations as to “materiality,” “Material Adverse Effect” and words of similar import set forth therein) as of the Subsequent Closing (except to the extent expressly made as of an earlier date, in which case as of such earlier date), except where the failure to be true and correct would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(c)    the Company shall have complied with or performed in all material respects its obligations required to be complied with or performed by it pursuant to this Agreement at or prior to the Subsequent Closing;

(d)    any shares of Common Stock issuable upon conversion of the Series A Preferred Stock at the Conversion Price specified in the Certificate of Designation as in effect on the date of such Subsequent Closing shall have been approved for listing on NYSE American, to the extent such approval is required by NYSE American;

(e)    the Board shall have taken all actions necessary and appropriate to approve the issuance and sale of the Additional Shares and the underlying shares of Common Stock in accordance with NRS 78.411 - 78.444, inclusive, so that such issuances are not subject to the restrictions and limitations provided for therein, and such approval shall be in full force and effect as of and after the Subsequent Closing; and

(f)    the Investor shall have received a certificate signed on behalf of the Company by a duly authorized officer certifying to the effect that the conditions set forth in Section 7.05(a), Section 7.05(b) and Section 7.05(d) have been satisfied.

ARTICLE VIII
MISCELLANEOUS

Section 8.01    Amendments; Waivers. Subject to compliance with applicable Law, this Agreement may be amended or supplemented in any and all respects only by written agreement of the parties hereto.

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Section 8.02    Extension of Time, Waiver, Etc. The Company and the Investor may, subject to applicable Law, (a) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto, (b) extend the time for the performance of any of the obligations or acts of the other party or (c) waive compliance by the other party with any of the agreements contained herein applicable to such party or, except as otherwise provided herein, waive any of such party’s conditions. Notwithstanding the foregoing, no failure or delay by the Company or the Investor in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right hereunder. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

Section 8.03    Assignment.

Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise, by any of the parties hereto without the prior written consent of the other party hereto; provided, however, that (A) without the prior written consent of the Company, the Investor or any Investor Party may assign its rights, interests and obligations set forth in this Agreement, in whole or in part, to one or more of their Affiliates or (ii) to the extent the assignment is made in connection with a Transfer of at least 10% of the then outstanding Preferred Stock (or any Common Stock issued upon conversion of such Preferred Stock), the rights, interests and obligations set forth in the this Agreement to a Third Party, so long as in each case of the foregoing clauses (i) and (ii), the assignee shall agree in writing to be bound by the provisions of this Agreement, (B) without the prior written consent of the Company, the Investor may grant a security interest in its respective rights (but not its obligations) under this Agreement in connection with any loan and (C) if the Company consolidates or merges with or into any Person and the Common Stock is, in whole or in part, converted into or exchanged for securities of a different issuer in a transaction that does not constitute a Fundamental Change, then as a condition to such transaction the Company will cause such issuer to assume all of the Company’s rights and obligations under this Agreement in a written instrument delivered to the Investor; provided, further that no such assignment under clause (A) above will relieve the Investor of its obligations hereunder prior to the Closing. Subject to the immediately preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns.

Section 8.04    Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile or electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com)), each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto.

Section 8.05    Entire Agreement; No Third-Party Beneficiaries. This Agreement, together with the other Transaction Documents, constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties and their Affiliates, or any of them, with respect to the subject matter hereof and thereof. No provision of this Agreement shall confer upon any Person other than the parties hereto and their permitted assigns any rights or remedies hereunder; provided, that (i) Section 5.05(j) shall be for the benefit of and fully enforceable by each Nexus Entity and the Investor Director, (ii) each of Section 5.02, Section 5.05 and Section 5.12 shall be for the benefit of and fully enforceable by Nexus and its Affiliates and (ii) Section 8.13 shall be for the benefit of and fully enforceable by each of the Investor Related Parties.

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Section 8.06    Governing Law; Jurisdiction.

(a)    This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada applicable to contracts executed in and to be performed entirely within that State, regardless of the laws that might otherwise govern under any applicable conflict of Laws principles.

(b)    All Actions arising out of or relating to this Agreement shall be heard and determined in the courts of the State of Nevada or the United States District Court for the District of Nevada located in the City of Las Vegas and County of Clark, Nevada and the parties hereto hereby irrevocably submit to the exclusive jurisdiction and venue of such courts in any such Action and irrevocably waive the defense of an inconvenient forum or lack of jurisdiction to the maintenance of any such Action. The consents to jurisdiction and venue set forth in this Section 8.06 shall not constitute general consents to service of process in the State of Nevada and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any Person other than the parties hereto. Each party hereto agrees that service of process upon such party in any Action arising out of or relating to this Agreement shall be effective if notice is given by overnight courier at the address set forth in Section 8.09 of this Agreement. The parties hereto agree that a final judgment in any such Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law; provided, however, that nothing in the foregoing shall restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, a final trial court judgment.

Section 8.07    Specific Enforcement. The parties hereto agree that irreparable damage for which monetary relief, even if available, would not be an adequate remedy, would occur in the event that any provision of this Agreement is not performed in accordance with its specific terms or is otherwise breached. The parties acknowledge and agree that (a) the parties shall be entitled to seek an injunction or injunctions, specific performance or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the courts described in Section 8.06 without proof of damages or otherwise (in each case, subject to the terms and conditions of this Section 8.07), this being in addition to any other remedy to which they are entitled under this Agreement and (b) the right of specific enforcement is an integral part of the Transactions and without that right, neither the Company nor the Investor would have entered into this Agreement. The parties hereto agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable for any reason, and agree not to assert that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at law. The parties hereto acknowledge and agree that any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 8.07 shall not be required to provide any bond or other security in connection with any such order or injunction.

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Section 8.08    WAIVER OF JURY TRIAL. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (C) IT MAKES SUCH WAIVER VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 8.08.

Section 8.09    Notices. All notices, requests and other communications to any party hereunder shall be in writing and shall be deemed given if delivered personally, emailed (which is confirmed) or sent by overnight courier (providing proof of delivery) to the parties at the following addresses:

(a)	If to the Company, to it at:

Laird Superfood, Inc.
5303 Spine Road, Suite 204
Boulder, Colorado
Attention: Chief Executive Officer
Email: jvieth@lairdsuperfood.com

with a copy to (which shall not constitute notice):

Haynes and Boone, LLP
2801 N. Harwood Street
Suite 2300
Dallas, TX 75201
Attention: Dan Malone; Matthew L. Fry
Email: dan.malone@haynesboone.com; matt.fry@haynesboone.com

(b)	If to the Investor or any Investor Party, to the Investor at:

c/o Nexus Capital Management LP
11100 Santa Monica Blvd., Suite 250
Los Angeles, California 90025
Attention: Michael Cohen; Kayla Dean Obia
E-mail: mcohen@nexuslp.com; kdean@nexuslp.com

with a copy to (which will not constitute notice):

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019
Attention: Bianca Levin-Soler, James E. Langston, Tim Cruickshank
Email: blevin-soler@paulweiss.com; jlangston@paulweiss.com; tcruickshank@paulweiss.com

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or such other address or email address as such party may hereafter specify by like notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of actual receipt by the recipient thereof if received prior to 5:00 p.m. local time in the place of receipt and such day is a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.

Section 8.10    Severability. If any term, condition or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other terms, provisions and conditions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term, condition or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law.

Section 8.11    Expenses. Except as otherwise expressly provided herein or in any other Transaction Document, all costs and expenses, including fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the Transactions (including with respect to any applicable Subsequent Closing) shall be paid by the party incurring such costs and expenses; provided, that at the Closing and each Subsequent Closing, the Company shall reimburse the Investor for 50% of its reasonable and documented expenses relating to thereto (payable in cash); provided further, that the aggregate amount to be reimbursed to the Investor at the Closing and each Subsequent Closing pursuant to this Section 8.11 shall not exceed $500,000.00.

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Section 8.12    Interpretation.

(a)    When a reference is made in this Agreement to an Article, a Section, Exhibit or Schedule, such reference shall be to an Article of, a Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Where a reference is made in this Agreement to the “Investor” that satisfies the 5% Beneficial Holding Requirement or determining beneficial ownership for purposes of Section 5.05, if such “Investor” consists of more than one Person, the beneficial ownership required under the definition of the “5% Beneficial Holding Requirement” or Section 5.05 shall count in the aggregate all such Persons constituting the “Investor”. Where a reference is made in this Agreement to the consent or approval of the “Investor”, if there is more than one Investor, such consent or approval shall be the consent or approval of the Investor holding a majority of outstanding shares of Preferred Stock. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. Whenever the words “ordinary course of business” are used in this Agreement, they shall be deemed to be followed by the words “consistent with past practice”. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement unless the context requires otherwise. The words “date hereof” when used in this Agreement shall refer to the date of this Agreement. The terms “or”, “any” and “either” are not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. The word “will” shall be constructed to have the same meaning and affect as the word “shall”. All accounting terms used and not defined herein shall have the respective meanings given to them under GAAP. All terms defined in this Agreement shall have the defined meanings when used in any document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. In the event that the Common Stock is listed on a national securities exchange other than the NYSE American, all references herein to NYSE American shall be deemed to be references to such other national securities exchange. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. Unless otherwise specifically indicated, all references to “dollars” or “$” shall refer to the lawful money of the United States. References to a Person are also to its permitted assigns and successors. When calculating the period of time between which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded (unless, otherwise required by Law, if the last day of such period is not a Business Day, the period in question shall end on the next succeeding Business Day).

(b)    The parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any provision of this Agreement.

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Section 8.13    Non-Recourse. Each party hereto agrees, on behalf of itself and its Affiliates and its and their present or former directors, officers, stockholders, partners, members or employees, that all Actions, claims, obligations, liabilities or causes of action (whether in Contract or in tort, in Law or in equity or otherwise, or granted by statute or otherwise, whether by or through attempted piercing of the corporate, limited partnership or limited liability company veil or any other theory or doctrine, including alter ego or otherwise) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to: (A) this Agreement or any other Transaction Document, or any of the transactions contemplated hereunder or thereunder, (B) the negotiation, execution or performance of this Agreement or any of the other Transaction Documents (including any representation or warranty made in, in connection with, or as an inducement to, this Agreement or any of the other Transaction Documents), (C) any breach or violation of this Agreement or any other of the other Transaction Documents and (D) any failure of any of the transactions contemplated hereunder or under any of the other Transaction Documents or any other agreement referenced herein or therein to be consummated, in each case, may be made only against (and are those solely of) the Persons that are, in the case of this Agreement, expressly identified as parties to this Agreement or, in the case of any of the other Transaction Documents, Persons that are expressly identified as parties to such other Transaction Documents and in accordance with, and subject to the terms and conditions of this Agreement or such other Transaction Documents, as applicable. In furtherance and not in limitation of the foregoing and notwithstanding anything contained in this Agreement or any of the other Transaction Documents to the contrary and without limiting the foregoing or any other agreement referenced herein or therein or otherwise to the contrary, each party hereto covenants, agrees and acknowledges on behalf of itself and its respective Affiliates and its and their present or former directors, officers, stockholders, partners, members or employees, that no recourse under this Agreement or any of the other Transaction Documents or in connection with any of the transactions contemplated hereunder or thereunder shall be sought or had against any other Person, including any Investor Related Party, and no other Person, including any Investor Related Party, shall have any liabilities or obligations (whether in Contract or in tort, in Law or in equity or otherwise, or granted by statute or otherwise, whether by or through attempted piercing of the corporate, limited partnership or limited liability company veil or any other theory or doctrine, including alter ego or otherwise) for any claims, causes of action, obligations or liabilities arising under, out of, in connection with or related in any manner to the items in the immediately preceding clauses (A) through (D), it being expressly agreed and acknowledged that no personal liability or losses whatsoever shall attach to, be imposed on or otherwise be incurred by any of the aforementioned, as such, arising under, out of, in connection with or related in any manner to the items in the immediately preceding clauses (A) through (D), in each case, except for claims that the Company or the Investor Parties, as applicable, may assert: (i) against any Person that is party to and solely pursuant to the terms and conditions of, the Confidentiality Agreement or (ii) against the Investor Parties solely in accordance with, and pursuant to the terms and conditions of, this Agreement. Notwithstanding anything to the contrary in this Agreement or any of the other Transaction Documents or otherwise, no party hereto or any Investor Related Party shall be responsible or liable for any multiple, consequential, indirect, special, statutory, exemplary or punitive damages or lost profits, opportunity costs, loss of business reputation, diminution in value or damages based upon a multiple of earnings or similar financial measure which may be alleged as a result of this Agreement or any of the other Transaction Documents or any of the transactions contemplated hereunder or thereunder, or the termination or abandonment of any of the foregoing.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

LAIRD SUPERFOOD, INC.

By:	/s/ Jason Vieth
Name: Jason Vieth
Title: Chief Executive Officer

GATEWAY SUPERFOOD NSSIII INVESTMENT, LLC

By:	/s/ Michael Cohen
Name: Michael Cohen
Title: Authorized Signatory

GATEWAY SUPERFOOD NSSIV INVESTMENT, LLC

By:	/s/ Michael Cohen
Name: Michael Cohen
Title: Authorized Signatory

Signature Page to Investment Agreement

Schedule A

ACQUIRED SHARES

Name	Number of Acquired Shares	Investment Amount
Gateway Superfood NSSIII Investment, LLC	25,000	$25,000,000
Gateway Superfood NSSIV Investment, LLC	25,000	$25,000,000
TOTAL	50,000	$50,000,000

ADDITIONAL SHARES

Name	Number of Additional Shares	Investment Amount
Gateway Superfood NSSIII Investment, LLC
Gateway Superfood NSSIV Investment, LLC
TOTAL

EXHIBIT A

Form of Certificate of Designation

[Omitted]

EXHIBIT B

Form of Registration Rights Agreement

[Omitted]

Exhibit C

Knowledge Parties

[Omitted]

Annex B

SECURITIES PURCHASE AGREEMENT

by and among

LAIRD SUPERFOOD, INC.,
a Nevada corporation,

ENCORE CONSUMER CAPITAL FUND II, LP,

a Delaware limited partnership,

in its capacity as a Seller and as the Seller Representative,

certain of the Members of Navitas LLC

set forth on the signature pages hereto,

and

solely with respect to Section 12.16 herein,

GLOBAL SUPERFOODS CORP.,

a Delaware corporation

Dated as of December 21, 2025

B-1

5.26	Banking	45
5.27	Bankruptcy	46
5.28	International Trade; Sanctions	46
5.29	Books and Records	46
5.30	Brokers	46
5.31	No Other Representations or Warranties	47

ARTICLE VI REPRESENTATIONS AND WARRANTIES OF PURCHASER		47
6.01	Authority; Execution and Delivery; Enforceability	47
6.02	Noncontravention	47
6.03	Solvency	48
6.04	Judgments	48
6.05	Sufficient Funds	48
6.06	Acquisition of Equity for Investment	48
6.07	Brokers	48
6.08	Purchaser Board Approval	48
6.09	Financing	49
6.10	Voting Agreements	49
6.11	Independent Investigation	49
6.12	No Other Representations or Warranties	50

ARTICLE VII COVENANTS		50
7.01	Interim Operations	50
7.02	Access and Information	53
7.03	No Shop	53
7.04	Publicity	54
7.05	Employees	54
7.06	D&O Tail Policy; Indemnification	54
7.07	Change of Control Payments	55
7.08	Tax Matters	55
7.09	Expenses; Transfer Taxes	59
7.10	Cash on Hand	59
7.11	Release	59
7.12	Further Assurances	61
7.13	Restrictive Covenants	61
7.14	Consents	62
7.15	Company Financial Statements	62
7.16	Purchaser Stockholder Approval	63
7.17	Proxy Statement	65
7.18	R&W Insurance Policy	66
7.19	Financing	66

ARTICLE VIII CONDITIONS TO CLOSING		67
8.01	Mutual Conditions	67
8.02	Conditions to the Obligations of the Company and Sellers	67
8.03	Conditions to the Obligations of Purchaser	68

ARTICLE IX TERMINATION		68
9.01	Termination	68
9.02	Effect of Termination	69

ARTICLE X REMEDIES		71
10.01	Survival	71
10.02	Tax Indemnity for Excluded Tax Liabilities	71
10.03	Limitations on Liability	72

ARTICLE XI SELLER REPRESENTATIVE		72
11.01	Designation	72
11.02	Authority	72
11.03	Exculpation	73
11.04	Sharing	73
11.05	Expenses	73
11.06	Certain Limitations	73
11.07	Successor Representative	73
11.08	Limits on Liability	74

ARTICLE XII GENERAL PROVISIONS		74
12.01	Disclosure Schedule	74
12.02	Exclusivity of Agreement	74
12.03	No Third-Party Liability	74
12.04	Assignment	75
12.05	No Third-Party Beneficiaries	75
12.06	Notices	75
12.07	Counterparts	75
12.08	Entire Agreement	75
12.09	Amendments	76
12.10	Severability	76
12.11	Governing Law; Venue; Waiver of Jury Trial	76
12.12	Attorneys’ Fees	76
12.13	Specific Performance	77
12.14	Waiver	77
12.15	Conflicts; Waiver; Provision Respecting Legal Representation	77
12.16	Waiver of Transfer Restrictions	78
12.17	Construction	78

SCHEDULES & EXHIBITS

Exhibit A	Limited Guaranty
Exhibit B	Specific Accounting Policies
Exhibit C	Nexus Investment Agreement
Exhibit D	Form of Voting Agreement
Exhibit E	Form of Escrow Agreement

Schedule 1.01	Public Company Accounting Definitions
Schedule 2.01	Schedule of Purchased Securities
Schedule 2.03	Working Capital Example Calculation
Schedule 3.02(b)(x)	Required Consents
Schedule 6.10	Supporting Purchaser Stockholders
Schedule 12.06	Notice Addresses

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”), dated as of December 21, 2025 (the “Execution Date”), is entered into by and among (i) Laird Superfood, Inc., a Nevada corporation (“Purchaser”); (ii) Encore Consumer Capital Fund II, LP, a Delaware limited partnership (in its capacity as a Seller, “Encore”, and as the appointed representative of Sellers, the “Seller Representative”); (iii) The Ira and Joanna Haber Family Trust, Dated October 5, 2015 (the “Haber Family Trust”); (iv) Advantage Capital Agribusiness Partners, L.P., a Delaware limited partnership (“Advantage Capital”); and (v) solely with respect to Section 12.16, Global Superfoods Corp., a Delaware corporation (“GSC”). Encore, the Haber Family Trust and Advantage Capital are each a “Seller” and collectively “Sellers.” Certain terms used in this Agreement are defined in Section 1.01. Purchaser, Sellers and the Seller Representative shall each be referred to herein as a “Party” and collectively, as the “Parties.”

RECITALS

A.         The membership interests of Navitas LLC, a Delaware limited liability company (the “Company”) have been designated as “units,” and have been further designated as “Class A Units”, “Class B Units”, and “Class D Units” (collectively, the “Units”). As of the Execution Date, all of the issued and outstanding Class A Units of the Company (the “Class A Units”) are owned by GSC. All of the issued and outstanding units other than the Class A Units are owned, directly, as described herein, by Sellers other than Encore in the amounts set forth next to their respective names on Schedule 2.01 which describes the complete ownership of all of the Units (such units that are owned directly by Sellers other than Encore and excluding the Class A Units, collectively, the “Purchased LLC Units”).

B.         Encore owns (i) directly, all of the issued and outstanding capital stock (the “GSC Stock”) of GSC, and (ii) indirectly, through its exclusive ownership of GSC, 22,000,000.00 Class A Units of the Company. The Haber Family Trust owns 100% of the issued and outstanding Class B Units of the Company, through its ownership of 285,748.66 Class B Units of the Company. Advantage Capital owns 100% of the issued and outstanding Class D Units of the Company, through its ownership of 1.00 Class D Unit of the Company.

C.         Sellers desire to transfer to Purchaser, and Purchaser desires to acquire from Sellers, the Purchased LLC Units and the GSC Stock (collectively, the “Purchased Securities”) in exchange for the cash consideration, in the respective amounts set forth on the Estimated Closing Statement, on the terms and conditions and as more specifically provided in this Agreement.

D.         Contemporaneously with the execution of this Agreement, and as a condition to the willingness of, and material inducement to, Sellers entering into this Agreement, attached hereto as Exhibit A is a guaranty (the “Limited Guaranty”), dated as of the Execution Date, duly executed by Nexus Special Situations III, L.P., a Delaware limited partnership (“Nexus”), in favor of the Company (as Sellers’ designee), pursuant to which Nexus unconditionally and irrevocably guarantees the observance, performance and discharge of the payment obligations of Purchaser with respect to the Termination Fee and any Public Company Accounting Expenses up to the Public Company Accounting Expenses Cap.

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AGREEMENT

NOW, THEREFORE, in consideration of the respective representations, warranties, covenants and agreements contained herein and the other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the terms and conditions set forth herein, the Parties, intending to be legally bound, hereby agree as follows:

ARTICLE I
DEFINITIONS

1.01      Definitions. Capitalized terms and other terms used in this Agreement have the following respective meanings:

“2024 Recapitalization” has the meaning set forth in Section 5.13(t).

“2025 Audited Financial Statements” has the meaning set forth in Section 7.15(c).

“Accounting Principles” has the meaning set forth in Section 2.03(a).

“Accounting Referee” has the meaning set forth in Section 2.04(c)(i).

“Accounts Receivable” has the meaning set forth in Section 5.05(c).

“Accrued Income Taxes” means an amount (which may be less than zero in the aggregate and with respect to any Tax Return) equal to the accrued income Taxes for any Pre-Closing Tax Period that will be due and payable following the Closing Date with respect to any Tax Return that is not yet due (taking into account any applicable extensions), which for such purpose shall be determined (a) in accordance with the past practices of GSC and the Company in preparing Tax Returns (including any reporting positions, elections or accounting methods and taking into account Taxes in any jurisdictions where the Company or GSC is required to file Tax Returns) except to the extent inconsistent with Applicable Law, (b) by excluding any deferred Tax liabilities and deferred Tax assets, (c) by taking into account any Transaction Tax Deductions to the extent properly deductible in a Pre-Closing Tax Period (based on a “more likely than not” or higher level of confidence), (d) as if the current taxable period of the Company or GSC ended on the Closing Date (provided, that with respect to any Straddle Period, the amount of Taxes attributable to any Pre-Closing Tax Period shall be determined in accordance with Section 7.08(d)), (e) by taking into account any estimated (or other prepaid) Tax payments, (f) by excluding any liabilities, accruals or reserves for contingent income Taxes or uncertain Tax positions, (g) without regard to any Taxes related to an action by the Company or GSC taken after the Closing on the Closing Date outside the ordinary course of business (other than actions contemplated by this Agreement), and (h) including, for the avoidance of doubt, any Change of Accounting Method Taxes, determined in accordance with the immediately preceding clauses and, to the extent applicable, as if recognized in full on or prior to the Closing Date.

“Acquisition Proposal” has the meaning set forth in Section 7.03.

“Adjustment Escrow Account” means the escrow account established pursuant to the terms of the Escrow Agreement for purposes of holding the Adjustment Escrow Amount.

“Adjustment Escrow Amount” means $750,000, plus any interest accrued thereon in accordance with the Escrow Agreement.

“Advantage Capital” has the meaning set forth in the opening paragraph of this Agreement.

“Affiliate” of any Person means another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person. The term “control” means (a) the possession, directly or indirectly, of the power to vote 50% or more of the Equity Securities of a Person having ordinary voting power; (b) the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a Person, by Contract or otherwise; or (c) being a director, officer, executor, trustee or fiduciary (or their equivalents) of a Person or a Person that controls such Person.

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“Agreement” has the meaning set forth in the opening paragraph of this Agreement.

“Applicable Law” means, with respect to any Person, any federal, state, local, municipal, foreign or other law, statute, legislation, constitution, principle of common law, enacted, adopted, passed, approved, promulgated, made, implemented or otherwise put into effect, in each case as of the Execution Date or the Closing Date, by any Governmental Entity that applies to such Person, its business and its properties.

“Base Purchase Price” means $38,500,000.

“Brownstein” has the meaning set forth in Section 12.15(a).

“Brownstein Work Product” has the meaning set forth in Section 12.15(b).

“Business Day” means any day other than a Saturday, Sunday or a day on which banks in San Francisco, California and Denver, Colorado are not open for business.

“Business Privacy Policies” has the meaning set forth in Section 5.10(h).

“Cash” shall mean, as of a specific date, (a) the aggregate amount of cash and cash equivalents on hand and in the bank accounts, including money market accounts, of the Company, in each case, to the extent convertible to unrestricted cash within thirty (30) days (excluding any cash which is not freely usable by Purchaser because it is subject to restrictions, limitations or taxes on use or distribution by law, contract or otherwise, including without limitation, restrictions on dividends and repatriations or any other form of restriction), plus (b) the aggregate amount of all checks issued to the Company which have been deposited but not yet cleared, less (c) the aggregate balance of all outstanding checks, wires, drafts, electronic payments, money orders or similar instruments written against such accounts or for which the Company is the payor.

“CERCLA” means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. §§ 9601 et seq.

“Change of Accounting Method Taxes” means, without duplication, all Taxes of GSC attributable to, arising out of, resulting from, or triggered by any change in method of accounting from the cash receipts and disbursements method to the accrual method for U.S. federal, state or local income Tax purposes (and any corresponding or analogous change for other Applicable Law), including any amount required to be included in income pursuant to Section 481(a) of the Code (and any similar provision of Applicable Law), together with any related interest and additions to Tax.

“Change of Control Payment” means any cash payment that is due and payable (or subject to reimbursement) by the Company to any current or former officer, director, employee or independent contractor of the Company upon, or in connection with, the consummation of the Contemplated Transactions, together with the portion of any applicable payroll Taxes for which the Company is liable or gross-ups incurred and any related matching contributions required to be made under any applicable retirement plans by the Company in respect thereof.

“Closing” has the meaning set forth in Section 3.01.

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“Closing Date” has the meaning set forth in Section 3.01.

“Closing Form 8-K” has the meaning set forth in Section 7.15(c).

“Closing Indebtedness” means that Indebtedness of the Company as of immediately prior to the Closing.

“Code” means the U.S. Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

“Collateral Agreements” means the documents, instruments, certificates and agreements executed in connection with this Agreement.

“Company” has the meaning set forth in the Recitals.

“Company Benefit Plan” or “Company Benefit Plans” has the meaning set forth in Section 5.15(a).

“Company Confidential Information” has the meaning set forth in Section 12.15(b).

“Company Intellectual Property” has the meaning set forth in Section 5.10(b).

“Company Owned Intellectual Property” has the meaning set forth in Section 5.10(b).

“Company Policies” has the meaning set forth in Section 5.12.

“Company Registered Intellectual Property” has the meaning set forth in Section 5.10(a).

“Confidential Information” has the meaning set forth in Section 7.13(b).

“Confidentiality Agreement” means collectively and as applicable, (a) the Confidentiality Agreement, dated as of September 6, 2025, by and between Purchaser and William Hood & Company, LLC on behalf of the Company, and (b) the Confidentiality Agreement, dated as of September 15, 2025, by and between Nexus and William Hood & Company, LLC on behalf of the Company, in each case, as modified, amended and supplemented.

“Contemplated Transactions” means the transactions contemplated by this Agreement or any of the other Collateral Agreements.

“Contract” means, with respect to any Person, any legally binding written or other agreement, contract, understanding, arrangement, instrument, note, guaranty, indemnity, deed, assignment, power of attorney, purchase order, work order, insurance policy, lease, license, commitment, assurance or undertaking to which such Person is a party, by which it or its assets are bound or subject.

“Current Assets” means the current assets of the Company consistent with the line items that are identified on Schedule 2.03, all as determined in accordance with the Accounting Principles. For the avoidance of doubt, “Current Assets” shall exclude cash and cash equivalents, any items excluded from Cash, any loans or amounts receivable from the Sellers or any of their Affiliates, any assets associated with Indebtedness (such as unamortized debt issuance costs), and all deferred and income Tax assets of the Company.

4

“Current Liabilities” means the current liabilities of the Company consistent with the line items that are identified on Schedule 2.03, all as determined in accordance with the Accounting Principles. For the avoidance of doubt, “Current Liabilities” shall exclude (a) all Indebtedness of the Company, Change of Control Payments and Seller Transaction Expenses, in each case, paid at the Closing; (b) contra liabilities associated with Indebtedness (such as unamortized debt issuance costs); (c) all deferred and income Tax liabilities of the Company; and (d) any Public Company Accounting Expenses up to the Public Company Accounting Expenses Cap.

“Definitive Proxy Statement” has the meaning set forth in Section 7.17(a).

“Disclosure Schedule” has the meaning set forth in the introduction to Article IV.

“Dispute” has the meaning set forth in Section 12.15(a).

“Disputed Item” has the meaning set forth in Section 2.04(c)(ii).

“Encore” has the meaning set forth in the opening paragraph of this Agreement.

“Entity” means any corporation, partnership, limited liability company, professional association, trust or other entity.

“Environment” means soil, land surface or subsurface strata, surface waters (including navigable waters and ocean waters), groundwaters, drinking water supply, stream sediments, ambient air (including indoor air), plant and animal life and any other environmental medium or natural resource.

“Environmental Law” means any Applicable Law that requires or relates to: (a) advising appropriate authorities, employees or the public of intended or actual Releases of pollutants or hazardous substances or materials, violations of discharge limits or other prohibitions and the commencement of activities, such as resource extraction or construction, that could have significant impact on the Environment; (b) preventing or reducing to acceptable levels the Release of pollutants or hazardous substances or materials into the Environment; (c) reducing the quantities, preventing the Release or minimizing the hazardous characteristics of wastes that are generated; (d) assuring that products are designed, formulated, packaged and used so that they do not present unreasonable risks to human health or the Environment when used or disposed of; (e) protecting resources, species or ecological amenities; (f) reducing to acceptable levels the risks inherent in the transportation of any Hazardous Material or other potentially harmful substance; (g) cleaning up a Release of pollutants, preventing the threat of Release or paying the costs of such clean up or prevention; (h) making responsible parties pay private parties, or groups of them, for damages done to their health or the Environment or permitting self-appointed representatives of the public interest to recover for injuries done to public assets; (i) the authority of any Governmental Entity regulating, or creating any liability for, Hazardous Materials; and (j) the protection or preservation of public health or the Environment.

“Environmental Permits” means all Permits required under any Environmental Law necessary to operate the business of the Company as currently conducted.

“Equity Security” means (a) any common, preferred, or other capital stock, limited liability company interest, unit or membership interest, partnership interest or similar security; (b) any warrants, options, or other rights to, directly or indirectly, acquire any security described in clause (a); (c) any other security containing equity features or profit participation features; (d) any security or instrument convertible or exchangeable directly or indirectly, with or without consideration, into or for any security described in clauses (a) through (c) above or another similar security (including convertible notes); and (e) any security carrying any warrant or right to subscribe for or purchase any security described in clauses (a) through (d) above or any similar security.

5

“ERISA” has the meaning set forth in Section 5.15(a).

“ERISA Affiliate” means any Person that is a member of a “controlled group of corporations” with, or is under “common control” with, or is a member of the same “affiliated service group” with the Company, as defined in Section 414 of the Code.

“Escrow Agent” means Citibank, N.A.

“Escrow Agreement” means that certain escrow agreement in the form attached hereto as Exhibit E, to be entered into as of the Closing Date, by and among Purchaser, the Seller Representative and the Escrow Agent.

“Estimated Change of Control Payments” has the meaning set forth in Section 2.03(a).

“Estimated Closing Cash Amount” has the meaning set forth in Section 2.03(a).

“Estimated Closing Indebtedness Amount” has the meaning set forth in Section 2.03(a).

“Estimated Closing Statement” has the meaning set forth in Section 2.03(a).

“Estimated Net Purchase Price” means (a) the Base Purchase Price, plus (b) the Estimated Working Capital Adjustment Amount (which amount may be positive, negative or zero), plus (c) the Estimated Closing Cash Amount (which amount may be positive, negative or zero), minus (d) the Estimated Closing Indebtedness Amount, minus (e) the Estimated Seller Transaction Expense Amount, minus (f) the Estimated Change of Control Payments, minus (g) the Adjustment Escrow Amount.

“Estimated Seller Transaction Expense Amount” has the meaning set forth in Section 2.03(a).

“Estimated Working Capital Adjustment Amount” has the meaning set forth in Section 2.03(a).

“Estimated Working Capital Amount” has the meaning set forth in Section 2.03(a).

“Ex-Im Laws” means all U.S. and non-U.S. Applicable Law relating to export, reexport, transfer, and import controls, including the Export Administration Regulations, the International Traffic in Arms Regulations, the customs and import laws administered by U.S. Customs and Border Protection (including the U.S. customs laws at Title 19 of the Code and U.S. customs regulations at 19 C.F.R. Chapter 1, and the U.S. Foreign Trade Regulations), and the EU Dual Use Regulation.

“Exchange Act” has the meaning set forth in Section 7.15(c).

“Excluded Tax Liabilities” has the meaning set forth in Section 10.02(b).

“Execution Date” has the meaning set forth in the opening paragraph of this Agreement.

“Family Member” means with respect to each individual, such individual’s spouse, ancestors and descendants (whether natural or adopted) and any trust or other Entity (including partnership or limited liability company) solely for the benefit of such individual and/or such individual’s spouse, their respective ancestors and/or descendants.

6

“FDA” means the U.S. Food and Drug Administration.

“Final Change of Control Payments” means the Change of Control Payments, uppaid as of immediately prior to the Closing, as deemed final, binding, and conclusive in accordance with either subsection (b), (c)(i), or (c)(ii) of Section 2.04, as applicable.

“Final Closing Cash Amount” means the dollar amount of the Cash of the Company as of immediately prior to the Closing (which amount may be positive, negative or zero), as deemed final, binding, and conclusive in accordance with either subsection (b), (c)(i), or (c)(ii) of Section 2.04, as applicable.

“Final Closing Indebtedness Amount” means the dollar amount of the Closing Indebtedness of the Company as of immediately prior to the Closing, as deemed final, binding, and conclusive in accordance with either subsection (b), (c)(i), or (c)(ii) of Section 2.04, as applicable.

“Final Net Purchase Price” means (a) the Base Purchase Price, plus (b) the Final Working Capital Adjustment Amount (which amount may be positive, negative or zero), plus (c) the Final Closing Cash Amount (which amount may be positive, negative or zero), minus (d) the Final Closing Indebtedness Amount, minus (e) the Final Seller Transaction Expense Amount, minus (f) the Final Change of Control Payments, minus (g) the Adjustment Escrow Amount.

“Final Seller Transaction Expense Amount” means the dollar amount of Seller Transaction Expenses outstanding as of immediately prior to the Closing, as deemed final, binding, and conclusive in accordance with either subsection (b), (c)(i), or (c)(ii) of Section 2.04, as applicable.

“Final Working Capital Adjustment Amount” means one of the following, as applicable (a) if the Final Working Capital Amount is greater than the Working Capital Target, an amount equal to the difference of the Final Working Capital Amount minus the Working Capital Target, (b) if the Final Working Capital Amount is less than the Working Capital Target, an amount equal to the difference of the Final Working Capital Amount minus the Working Capital Target, which, for the avoidance of doubt, will be a negative number, or (c) if the Final Working Capital Amount is equal to the Working Capital Target, $0, in each case, as deemed final, binding, and conclusive in accordance with either subsection (b), (c)(i), or (c)(ii) of Section 2.04, as applicable.

“Final Working Capital Amount” means the dollar amount of the Working Capital of the Company as of immediately prior to the Closing, as deemed final, binding, and conclusive in accordance with either subsection (b), (c)(i), or (c)(ii) of Section 2.04, as applicable.

“Financial Statements” has the meaning set forth in Section 5.05(a).

“Food Laws” means all Applicable Law governing the purity, labeling, manufacturing, packing, packaging, processing, holding, warehousing, distributing, sale, exporting, importing, marketing or advertising of the Products, including (a) the federal Food, Drug, and Cosmetic Act, (b) the Food Allergen Labeling and Consumer Protection Act of 2004, (c) the Organic Foods Production Act, (d) the Food Safety Modernization Act, (e) the Fair Packaging and Labeling Act, (f) the Sanitary Food Transportation Act, (g) the Agricultural Marketing Act, (h) California’s Safe Drinking Water and Toxic Enforcement Act of 1986 (Health & Safety Code Sections 25249.5 et seq., and regulations thereunder at CCR Title 27, Div. 4, Ch. 1, Sections 25102 et seq.), (i) state unfair competition and deceptive trade practices statutes, (j) Good Manufacturing Practices and all other rules and regulations promulgated under any such laws and all amendments to any such laws, and (k) as well as all comparable international, supranational, state, and local laws and each of their applicable implementing regulations enforced by Governmental Entities or certification bodies in the jurisdictions where the Products are manufactured, sold, distributed, or advertised.

7

“Fraud” means common law fraud under the laws of the State of Delaware with respect to the making of the representations and warranties expressly set forth in Article IV or Article V, in the case of Sellers, or Article VI, in the case of Purchaser. “Fraud” does not include any other form of fraud or misrepresentation (whether reckless, negligent, constructive or otherwise) other than actual and intentional fraud.

“Fundamental Representations” means the representations and warranties contained in Section 4.01 (Organization and Standing), Section 4.02 (Authority; Execution and Delivery; Enforceability), Section 4.03(b) (Noncontravention), Section 4.04 (Title to the Purchased Securities), Section 4.06 (Brokers), Section 5.01 (Organization and Standing), Section 5.02 (Capitalization), Section 5.03 (Authority; Execution and Delivery; Enforceability), Section 5.04(a)(iii) (Noncontravention), Section 5.13 (Taxes), Section 5.23 (Affiliate Transactions), and Section 5.30 (Brokers).

“GAAP” means United States generally accepted accounting principles in effect from time to time.

“Governmental Entity” means any federal, state, local or foreign government or any court of competent jurisdiction, administrative or regulatory body, agency, bureau, or commission or other governmental authority or instrumentality in any domestic or foreign jurisdiction, and any appropriate division of any of the foregoing.

“GSC” has the meaning set forth in the opening paragraph of this Agreement.

“GSC Stock” has the meaning set forth in the Recitals.

“Haber Family Trust” has the meaning set forth in the opening paragraph of this Agreement.

“Hazardous Material” means: (a) any petroleum, waste oil, crude oil, asbestos, urea formaldehyde or polychlorinated biphenyl; (b) any waste, gas or other substance or material that is explosive or radioactive; (c) any “hazardous substance,” “hazardous waste,” “hazardous chemical” or “toxic chemical” as designated, listed or defined (whether expressly or by reference) in any statute, regulation or other Applicable Law (including CERCLA and any other so called “superfund” or “superlien” law and the respective regulations promulgated thereunder); (d) any other substance or material (regardless of physical form) or form of energy that is subject to any Applicable Law which regulates or establishes standards of conduct in connection with, or which otherwise relates to, the protection of human health, plant life, animal life, natural resources, property or the enjoyment of life or property from the presence of any solid, liquid, gas, odor, noise or form of energy; and (e) any compound, mixture, solution, product or other substance or material that contains any substance or material referred to in clause (a), (b), (c) or (d) above.

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“Indebtedness” of any Person means, without duplication, (1) (a) all outstanding indebtedness of such Person for borrowed money or for the deferred or unpaid purchase price of property, securities, assets, businesses or services (other than trade payables incurred in the ordinary course of business of such Person and employee compensation incurred in the ordinary course of business of such Person, in each case to the extent included as Current Liabilities in Working Capital), including any earn-outs, indemnities, holdbacks, seller notes, purchase price true-ups, or other similar payments, in each case, whether contingent or otherwise and calculated at the maximum amount under or pursuant to such obligations; (b) all outstanding indebtedness of such Person evidenced by a note, bond, debenture or similar instrument or similar Contract; (c) all obligations for drawn letters of credit, surety bonds, performance bonds, bankers acceptances, or similar instruments issued for the account of such Person; (d) all obligations of such Person under any interest rate protection agreements, swaps, hedges, forward contract, collars, caps and similar agreements; (e) any guaranty of debt obligations of any other Person; (f) all obligations for unfunded post-employment retirement or deferred compensation arrangements; (h) all unfunded liabilities relating to severance payments, deferred compensation or other consideration based on any termination of employment that occur on or occurred prior to the Closing Date, in each case including the employer portion of any Taxes related thereto; (i) any Accrued Income Taxes; (j) any unpaid dividends or distributions, or any amounts owed to Sellers or any of their Affiliates; (k) all obligations of others secured by a Lien on any asset of the Company; (l) guarantees by the Company relating to any of the foregoing clauses; (m) any unpaid interest on, and other payment obligations (including any premiums, penalties, termination fees, expenses, or breakage costs) in connection with any of the foregoing clauses; (n) all accrued but unpaid sales, use, or similar non-income Taxes relating to pre-Closing periods, including any incremental liabilities arising from the Company’s historic direct-to-consumer sales activity or lack of formal sales tax compliance processes, (o) all liabilities of GSC and (p) capital leases required to be recorded as such in accordance with GAAP or classified as such in the Financial Statements. Notwithstanding the foregoing and for the avoidance of doubt, Indebtedness shall not include (i) trade payables or other liabilities of the Company to the extent included as Current Liabilities in the calculation of the Estimated Working Capital Amount or Final Working Capital Amount, (ii) any obligations under any performance bond, letter of credit or similar security to the extent undrawn or uncalled (except to the extent all conditions to any draw have been satisfied prior to the Closing Date), (iii) any Indebtedness arranged by Purchaser or any of its Affiliates or incurred by Purchaser or any of its Affiliates (and subsequently assumed by the Company) on or before the Closing Date, (iv) any obligations under operating leases which are recorded as such in the Financial Statements, (v) all unfunded liabilities relating to accrued paid time off relating to any period prior to the Closing to the extent such amounts are included as Current Liabilities in the calculation of the Estimated Working Capital Amount or Final Working Capital Amount, and (vi) any severance obligations that are triggered as a result of Purchaser’s termination of any employees of the Company following the Closing.

“Intellectual Property” means: (a) all patents and patent applications, together with all re-issuances, continuations, continuations-in-part, divisions, revisions, extensions and re-examinations thereof; (b) all trade names, trade dress, trademarks and services marks, domain names and uniform resource locators, together with all goodwill associated therewith, and all applications and registrations in connection therewith; (c) all copyrights and all applications and registrations in connection therewith; and (d) all trade secrets enforceable under Applicable Law (“Trade Secrets”).

“Interim Balance Sheet” has the meaning set forth in Section 5.05(a).

“Interim Balance Sheet Date” has the meaning set forth in Section 5.05(a).

“Interim Period” has the meaning set forth in Section 7.01.

“Inventory” has the meaning set forth in Section 5.22.

“IP License Contract” has the meaning set forth in Section 5.10(c).

“Judgment” means any order, judgment, injunction, edict, decree, ruling, pronouncement, determination, decision, opinion, verdict, sentence, subpoena, writ or award issued, made, entered, rendered or otherwise put into effect by or under the authority of any court, administrative agency or other Governmental Entity or any arbitrator or arbitration panel.

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“Knowledge Group” means Ira Haber, Greg Hingsbergen and Jeff Minehart.

“Knowledge of Sellers” means the actual knowledge, after reasonable inquiry by the individuals comprising the Knowledge Group, into the facts or matters represented or warranted. Notwithstanding the foregoing, “reasonable inquiry” shall not require the members of the Knowledge Group to make direct or indirect inquiries of any customers, landlords, suppliers or vendors as to the facts or matters represented or warranted.

“Leased Real Property” has the meaning set forth in Section 5.09(a).

“Leased Real Property Documents” has the meaning set forth in Section 5.09(a)(ii).

“Liens” has the meaning set forth in Section 4.04.

“Limited Guaranty” has the meaning set forth in the Recitals.

“LLC Agreement” means that certain Sixth Amended and Restated Limited Liability Company Agreement of the Company, dated as of May 24, 2024, by and among the Company and the members party thereto.

“Material Adverse Effect” means any change, effect, or circumstance that, individually or when taken together with all other such similar or related changes, effects, or circumstances that have occurred prior to the date of determination of the occurrence of such change, effect, or circumstance, (a) is materially adverse to the business or condition (financial or otherwise) of GSC and the Company, taken as a whole; or (b) would reasonably be expected to materially prevent the consummation of the Contemplated Transactions; provided, however, that such change, effect, or circumstance shall not be deemed to constitute a “Material Adverse Effect” to the extent that any change, effect, or circumstance described in clause (a) or (b) resulted or arose from, or is related to: (i) actions or inactions in compliance with, or as required or permitted in accordance with, the terms and conditions of this Agreement, (ii) a change in general political, economic, or financial market conditions, except to the extent that such change would reasonably be expected to have a materially disproportionate impact on GSC and the Company, taken as a whole, as compared to other Persons operating in the industries in which the Company operates, (iii) a change that affected the industries in which the Company operates generally, except to the extent that such change would reasonably be expected to have a materially disproportionate impact on GSC and the Company, taken as a whole, as compared to other Persons operating in the industries in which the Company operates, (iv) any changes after the Execution Date in GAAP or Applicable Law, (v) natural disaster, sabotage, acts of terrorism or war (whether or not declared), civil unrests, riots or other outbreak of hostilities or any escalation or worsening thereof, (vi) any change arising in connection with global health conditions (including the presence or spread of the virus SARS-CoV-2 or the disease COVID-19 caused by such virus (as each of the virus and disease have been identified by the World Health Organization or any future strains or variations or mutations thereof)) or any shelter in place or stay at home order issued by any Governmental Entity in response thereto or the cessation or reduction of commerce or closing of businesses in response thereto, (vii) the announcement of the pendency of this Agreement or the Contemplated Transactions (provided that this clause (vii) shall be inapplicable with respect to any representation or warranty (or related condition) that addresses the consequences of the execution or delivery of this Agreement), (viii) the failure of the Company to achieve sales projections or budgeted profit margins, or (ix) any actions expressly required to be taken pursuant to this Agreement or any actions consented to in writing (email being sufficient) by Purchaser.

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“Material Contracts” has the meaning set forth in Section 5.11(a).

“Nexus” has the meaning set forth in the Recitals.

“Nexus Investment Agreement” has the meaning set forth in Section 6.08.

“NRS” means the Nevada Revised Statutes, as amended from time to time, and any successor statutes thereto.

“Objection Notice” has the meaning set forth in Section 2.04(b).

“OFAC” has the meaning set forth in the definition of “Sanctioned Person”.

“Organizational Documents” means, with respect to any particular Entity, (a) if a corporation, the articles or certificate of incorporation and the bylaws; (b) if a general partnership, the partnership agreement and any statement of partnership; (c) if a limited partnership, the limited partnership agreement and the articles or certificate of limited partnership; (d) if a limited liability company, the articles of organization or certificate of formation and operating agreement, regulations, limited liability company agreement, or company agreement; (e) if another type of Entity, any other charter or similar document adopted or filed in connection with the creation, formation or organization of the Entity; and (f) any amendment or supplement to any of the foregoing.

“Outside Date” means April 6, 2026, with an automatic 15-day extension if the Parties are working in good faith to consummate the transaction.

“Party” or “Parties” has the meaning set forth in the opening paragraph of this Agreement.

“Payoff Letter” has the meaning set forth in Section 3.02(b)(iii).

“Payroll Company” means Justworks, Inc.

“Permit” means any permit, license, certificate, registration, qualification or authorization issued or granted by any Governmental Entity or certification body or pursuant to any Applicable Law.

“Permitted Liens” means (a) Liens imposed by Applicable Law related to the sale, transfer, pledge or other disposition of securities; (b) Liens for Taxes not yet due and payable, or that are being contested in good faith by appropriate Proceedings and disclosed in writing to Purchaser prior to Closing, in each case for which adequate reserves have been established in accordance with GAAP applied on a consistent basis with past practice; (c) purchase money Liens and Liens securing rental payments; (d) with respect to any interest in real property, zoning ordinances, building codes, entitlements, subdivision laws and restrictions or other similar land use requirements or restrictions (provided, that such regulations (i) have not been violated, (ii) do not materially adversely affect the operation of the business of the Company from such lands or the continued use of the real property to which they relate, and (iii) do not affect the marketability of the real property to which they relate); and (e) Liens set forth on Section 5.08 of the Disclosure Schedule.

“Person” means any individual, Governmental Entity or Entity.

“Post-Closing Adjustment Decrease” has the meaning set forth in Section 2.03(b)(ii).

“Post-Closing Adjustment Increase” has the meaning set forth in Section 2.03(b)(i).

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“Post-Closing Statement” has the meaning set forth in Section 2.04(a).

“Pre-Closing Returns” has the meaning set forth in Section 7.08(a).

“Pre-Closing Tax Period” means a taxable year ending on or before the Closing Date and the portion of any Straddle Period ending on and including the Closing Date, determined in accordance with Section 7.08(d).

“Preliminary Proxy Statement” has the meaning set forth in Section 7.17(a).

“Proceeding” means any action, investigation, inspection, arbitration, claim, hearing, litigation or suit (whether civil, criminal, administrative or judicial, or whether public or private) commenced, brought, conducted or heard by or before any Governmental Entity or arbitrator.

“Product” means each product (along with any ingredients, components, processing aids, work-in-process, finished goods, samples, associated food contact materials, packaging, and labels) manufactured, processed, packaged, held, transported, distributed, or sold by or on behalf of Company.

“Proposition 65” has the meaning set forth in Section 5.24(g).

“Public Company Accounting Expenses” has the meaning set forth on Schedule 1.01.

“Public Company Accounting Expenses Cap” has the meaning set forth on Schedule 1.01.

“Purchased LLC Units” has the meaning set forth in the Recitals.

“Purchased Securities” has the meaning set forth in the Recitals.

“Purchaser” has the meaning set forth in the opening paragraph to this Agreement.

“Purchaser Board” has the meaning set forth in Section 3.02(a)(vii).

“Purchaser Board Recommendation” has the meaning set forth in Section 6.08.

“Purchaser Common Stock” has the meaning set forth in Section 7.17(a).

“Purchaser Group” has the meaning set forth in Section 12.15(a).

“Purchaser Preferred Stock” has the meaning set forth in Section 6.08.

“Purchaser Proposed Change of Control Payments” has the meaning set forth in Section 2.04(a).

“Purchaser Proposed Closing Cash Amount” has the meaning set forth in Section 2.04(a).

“Purchaser Proposed Closing Indebtedness Amount” has the meaning set forth in Section 2.04(a).

“Purchaser Proposed Final Net Purchase Price” has the meaning set forth in Section 2.04(a).

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“Purchaser Proposed Seller Transaction Expense Amount” has the meaning set forth in Section 2.04(a).

“Purchaser Proposed Working Capital Adjustment Amount” has the meaning set forth in Section 2.04(a).

“Purchaser Proposed Working Capital Amount” has the meaning set forth in Section 2.04(a).

“Purchaser Released Claim” has the meaning set forth in Section 7.11(a).

“Purchaser Released Parties” has the meaning set forth in Section 7.11(b).

“Purchaser Releasing Party” has the meaning set forth in Section 7.11(a).

“Purchaser Stock Issuance” has the meaning set forth in Section 6.08.

“Purchaser Stockholder Approval” has the meaning set forth in Section 7.16(a).

“Purchaser Stockholders Meeting” has the meaning set forth in Section 7.16(a).

“R&W Insurance Costs” means the all-in costs incurred in obtaining the R&W Insurance Policy including the premium, surplus lines Taxes and fees, and any related broker compensation and underwriting fee.

“R&W Insurance Policy” means a representations and warranties insurance policy issued in the name of Purchaser in connection with this Agreement and the Contemplated Transactions.

“Related Party” means, with respect to any Person, any equityholder, member, manager, partner, employee, officer, director of, consultant to, Affiliate of, trustee or beneficiary of such Person, any Family Member of any of the foregoing, or any other Entity controlled, directly or indirectly, by one or more of the foregoing Persons.

“Release” means any release, spill, emission, leaking, pumping, pouring, dumping, emptying, injection, deposit, disposal, discharge, dispersal, leaching or migration on or into the Environment or into or out of any property.

“Representative” means, with respect to any Person, such Person’s officers, directors, managers, partners, employees, financial advisors, legal counsel, accountants, consultants, and other representatives and agents of such Person.

“Represented Group” has the meaning set forth in Section 12.15(a).

“Required Purchaser Filings” has the meaning set forth in Section 7.15(c)(i).

“Sanctioned Country” means any country or region that is or has in the past five (5) years been the subject or target of a comprehensive embargo under Sanctions Laws (including Cuba, Iran, North Korea, Syria, Russia, and the Crimea, Donetsk, and Luhansk regions of Ukraine).

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“Sanctioned Person” means any individual or entity that is the subject or target of sanctions or restrictions under Sanctions Laws or Ex-Im Laws, including: (i) any Person listed on any U.S. or non-U.S. sanctions- or export-related restricted or prohibited party list, including OFAC’s Specially Designated Nationals and Blocked Persons List, the Department of State’s Nonproliferation Sanctions List, or the Department of Commerce’s Denied Persons List, Unverified List, Military End User List, and Entity List and the EU Consolidated List; (ii) any Person that is, in the aggregate, 50 percent or greater owned, directly or indirectly, or otherwise controlled by a Person or Persons described in clause (i); (iii) any Person that is a Governmental Entity of, resident in or organized under the laws of a country or territory that is the subject of comprehensive sanctions, or (iv) any person that is a national of, registered in, or located in a Sanctioned Country.

“Sanctions Laws” means all U.S. and non-U.S. Applicable Law relating to economic or trade sanctions, including the laws administered or enforced by the United States (including by the U.S. Department of the Treasury, Office of Foreign Assets Control (“OFAC”) or the U.S. Department of State), the United Nations Security Council, and the European Union.

“SEC” means the United States Securities and Exchange Commission.

“Section 897 Certificate” has the meaning set forth in Section 3.02(b)(xiii).

“Securities Act” means the Securities Act of 1933, as amended.

“Seller” or “Sellers” has the meaning set forth in the opening paragraph of this Agreement.

“Seller Released Claim” has the meaning set forth in Section 7.11(b).

“Seller Released Parties” has the meaning set forth in Section 7.11(a).

“Seller Releasing Party” has the meaning set forth in Section 7.11(b).

“Seller Representative” has the meaning set forth in the opening paragraph of this Agreement.

“Seller Transaction Expenses” means any and all unpaid (whether or not accrued, accelerated or deferred) fees, expenses, or other payments or obligations of the Company (including those fees, expenses, payments and obligations incurred by (or subject to reimbursement by) the Company on behalf of any Seller or any its Affiliates), arising from or in connection with the negotiation, preparation, execution, delivery, consummation and performance of this Agreement and the Collateral Agreements, and any due diligence requests or activity related to the transactions contemplated hereby and thereby, including (a) financial advisors’, attorneys’, accountants’ and other professional or service provider fees and expenses; provided, however, that, notwithstanding the foregoing, Public Company Accounting Expenses up to an aggregate amount not to exceed the Public Company Accounting Expenses Cap shall not constitute Seller Transaction Expenses and shall be an obligation of Purchaser in accordance with Section 7.09; provided, further, that any Public Company Accounting Expenses in excess of the Public Company Accounting Expenses Cap shall be treated as Seller Transaction Expenses hereunder, (b) any brokerage fees, commissions, finders’ fees, or financial advisory fees, (c) any and all fees, expenses, break costs (including costs calculated based on difference in swap and current rates) payments or other costs related to the termination of any swap agreements, derivative transactions, or similar arrangements, and (d) the premiums and other costs and expenses associated with the D&O Tail Policy.

“Settlement Amounts” has the meaning set forth in Section 2.02.

“Specific Accounting Policies” has the meaning set forth in Section 2.03(a).

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“Straddle Period” has the meaning set forth in Section 7.08(d).

“Stub Period Financial Statements” has the meaning set forth in Section 7.15(a).

“Tax” means (a) any United States federal, state or local, or non-United States, income, gross receipts, franchise, escheat, estimated, alternative minimum, add-on minimum, sales, use, transfer, registration, value added, excise, natural resources, severance, stamp, withholding, occupation, premium, windfall profit, environmental, customs, duties, real property, personal property, capital stock, net worth, intangibles, social security, unemployment, disability, payroll, license, ad valorem, fees, employee or other tax or similar levy, assessments and charges, of any kind whatsoever in the nature of a tax, (b) any interest, penalties, fine or additions to tax or additional amounts imposed by any Taxing Authority in connection with any item described in clause (a); and (c) any liability in respect of any items described in clauses (a) and/or (b) payable by reason of a Tax Sharing Agreement, contract, assumption, transferee liability, operation of law, Treasury Regulation Section 1.1502-6(a) (or any predecessor or successor thereof or any analogous or similar provision of Applicable Law).

“Tax Controversy” has the meaning set forth in Section 7.08(e).

“Tax Return” means any return, filing, report, claim, refund request, questionnaire, information statement or other document required to be filed, including any amendments that may be filed, for any taxable period with any Taxing Authority (whether or not a payment is required to be made with respect to such filing).

“Tax Sharing Agreement” means any agreement the primary purpose of which is the allocation or sharing of Tax liabilities or benefits.

“Taxing Authority” means any Governmental Entity exercising any authority to impose, regulate or administer the imposition of Taxes.

“Termination Fee” has the meaning set forth in Section 9.02(b).

“Transaction Tax Deductions” has the meaning set forth in Section 7.08(d).

“Transfer Taxes” has the meaning set forth in Section 7.09(b).

“Units” has the meaning set forth in the Recitals.

“Voting Agreements” means, collectively, the voting and support agreements contemplated by Section 6.10.

“Working Capital” means Current Assets minus Current Liabilities. For illustrative purposes only, an example calculation of Working Capital is included on Schedule 2.03.

“Working Capital Target” means $7,500,000.

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ARTICLE II
PURCHASE AND SALE

2.01     Purchase and Sale of the Purchased Securities. On the terms and subject to the conditions of this Agreement, at the Closing, each Seller shall sell, convey, transfer and assign to Purchaser, and Purchaser shall purchase and acquire at the Closing from each such Seller, all right, title and interest in and to the Purchased Securities set forth next to such Seller’s name on Schedule 2.01, free and clear of all Liens (other than restrictions imposed on transfer under applicable federal and/or state securities laws or regulations), and Purchaser shall purchase and accept the Purchased Securities from each Seller, and Purchaser shall pay to the Seller Representative the Estimated Net Purchase Price specified by the Company in the Estimated Closing Statement in accordance with Section 2.03(a). For the avoidance of doubt, Purchaser shall purchase and accept the Purchased LLC Units in exchange for nominal consideration. For the avoidance of doubt, there shall be no duplication of any item in the calculation of the Final Working Capital Adjustment Amount, Final Closing Cash Amount, Final Closing Indebtedness Amount, Final Seller Transaction Expense Amount or Final Change of Control Payments.

2.02      Other Closing Date Settlements. At the Closing, Purchaser shall (a) on behalf of the Company, cause the Closing Indebtedness set forth in the Estimated Closing Statement to be repaid in full to the Person(s) entitled thereto pursuant to the Payoff Letters, (b) on behalf of the Company and Sellers, pay the Estimated Seller Transaction Expense Amount to the Persons entitled thereto in accordance with the instructions delivered by the Seller Representative to Purchaser at least three (3) Business Days prior to the Closing Date, and (c) deposit the Adjustment Escrow Amount into an escrow account held by the Escrow Agent (collectively, the “Settlement Amounts”).

2.03      Consideration Adjustment.

(a)    Closing Adjustment. Not later than the third (3rd) Business Day prior to the Closing Date, the Company shall prepare and deliver to Purchaser an estimated closing statement (the “Estimated Closing Statement”), setting forth the Company’s reasonable and good faith estimated calculation of: (i) the Working Capital of the Company as of immediately prior to the Closing, which shall be prepared in form and format set out in the pro forma example, which was prepared as of November 30, 2025, attached hereto as Schedule 2.03 (such estimate, the “Estimated Working Capital Amount”), and a calculation of the difference between the Estimated Working Capital Amount and the Working Capital Target, which amount may be positive, negative or zero (such calculation, the “Estimated Working Capital Adjustment Amount”), (ii) the Cash of the Company as of immediately prior to the Closing (such estimate, the “Estimated Closing Cash Amount”), (iii) the Closing Indebtedness (such estimate, the “Estimated Closing Indebtedness Amount”), (iv) the Seller Transaction Expenses outstanding as of immediately prior to the Closing (such estimate, the “Estimated Seller Transaction Expense Amount”), (v) the Change of Control Payments unpaid as of immediately prior to the Closing (such estimate, the “Estimated Change of Control Payments”), and (vi) the resultant Estimated Net Purchase Price. The Estimated Closing Statement is to be prepared in accordance with the terms and definitions in this Agreement, and to the extent applicable the Specific Accounting Policies forming part of the Accounting Principles. “Accounting Principles” means: (1) the principles set forth on Exhibit B (the “Specific Accounting Policies”), (2) to the extent not inconsistent with such principles in clause (1), and only to the extent consistent with GAAP, the policies, principles, practices, and procedures used in the Audited Financial Statements dated December 31, 2024, and (3) finally, if not otherwise addressed in clauses (1) and (2), GAAP. In the event of conflict, (1) shall take precedence over (2) and (3), and (2) shall take precedence over (3). During the three- (3)-Business Day period prior to the Closing, Purchaser shall have the opportunity to review and provide comments on the Estimated Closing Statement, and the Company shall consider Purchaser’s comments in good faith.

(b)      Post-Closing Adjustment. After the Closing:

(i)    if the Final Net Purchase Price is greater than the Estimated Net Purchase Price (such increase, the “Post-Closing Adjustment Increase”), then, within five (5) Business Days following the determination of the Final Net Purchase Price in accordance with Section 2.04, Purchaser shall pay, or cause to be paid, to Encore by wire transfer of immediately available funds, an amount equal to the Post-Closing Adjustment Increase. The Seller Representative and Purchaser shall also deliver a joint written instruction to the Escrow Agent instructing the Escrow Agent within three (3) Business Days following the determination of the Final Net Purchase Price in accordance with Section 2.04, to release the entire Adjustment Escrow Amount to Encore, by wire transfer of immediately available funds, to the account designated in writing by the Seller Representative to the Escrow Agent.

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(ii)    if the Estimated Net Purchase Price is greater than the Final Net Purchase Price (such decrease, the “Post-Closing Adjustment Decrease”), then, within five (5) Business Days following the determination of the Final Net Purchase Price in accordance with Section 2.04, Purchaser and the Seller Representative shall deliver a joint written instruction to the Escrow Agent to release (A) an amount of cash equal to the Post-Closing Adjustment Decrease from the Adjustment Escrow Account to Purchaser, by wire transfer of immediately available funds, to the account designated in writing by Purchaser to the Escrow Agent and (B) the remaining amount of cash in the Adjustment Escrow Account, if any, to Encore, by wire transfer of immediately available funds, to the account designated in writing by the Seller Representative to the Escrow Agent. If the Post-Closing Adjustment Decrease exceeds the Adjustment Escrow Amount, then, within five (5) Business Days following the determination of the Final Net Purchase Price in accordance with Section 2.04, the Seller Representative shall pay (on behalf of Sellers) by wire transfer of immediately available funds, to an account designated in writing by Purchaser, the amount by which the Post-Closing Adjustment Decrease exceeded the Adjustment Escrow Amount, to Purchaser.

(c)    Acknowledgement. The Parties agree that the processes of preparing the Post-Closing Statement are not intended to permit the introduction of different judgments, accounting methods, policies, practices, procedures, classifications, or estimation methodologies for the purpose of preparing the Post-Closing Statement or determining the Final Net Purchase Price and the components thereof (i.e., the Final Working Capital Amount, the Final Closing Cash Amount, the Final Closing Indebtedness Amount, the Final Seller Transaction Expense Amount and the Final Change of Control Payments), other than as set forth herein. Further, the Parties agree that the calculation of the Final Working Capital Amount is intended to be a measurement of Current Assets and Current Liabilities of the Company, in each case, as of immediately prior to the Closing and as determined in accordance with the Accounting Principles, and the calculation of the Final Working Capital Amount as finally determined pursuant to Section 2.04 is not intended to take into account events, facts, conditions or circumstances occurring after the effective time of the Closing.

2.04    Post-Closing Adjustment Procedures.

(a)    Preparation of Post-Closing Statement. As promptly as practicable, but no later than ninety (90) days after the Closing Date or such later date as Purchaser and the Seller Representative agree in writing, Purchaser shall prepare and deliver to the Seller Representative a written statement (the “Post-Closing Statement”), which shall be prepared in accordance with the terms and definitions in this Agreement, and to the extent applicable the Specific Accounting Policies forming part of the Accounting Principles, and shall set forth Purchaser’s good faith calculation of (i) the Working Capital of the Company as of immediately prior to the Closing, which shall be prepared in form and format set out in the pro forma example attached hereto as Schedule 2.03 (the “Purchaser Proposed Working Capital Amount”), and the difference between the Purchaser Proposed Working Capital Amount and the Working Capital Target, which amount may be positive, negative or zero (such calculation, the “Purchaser Proposed Working Capital Adjustment Amount”), (ii) the Cash of the Company as of immediately prior to the Closing (the “Purchaser Proposed Closing Cash Amount”), (iii) the Closing Indebtedness of the Company (the “Purchaser Proposed Closing Indebtedness Amount”), (iv) the Seller Transaction Expenses outstanding as of immediately prior to the Closing (the “Purchaser Proposed Seller Transaction Expense Amount”), (v) the Change of Control Payments (the “Purchaser Proposed Change of Control Payments”), and (vi) the resultant Final Net Purchase Price (the “Purchaser Proposed Final Net Purchase Price”). Each Party acknowledges and agrees that, for the purposes of reviewing the Post-Closing Statement delivered by Purchaser pursuant to this Section 2.04(a), Purchaser shall afford, and shall cause the Company to afford, the Seller Representative and its Representatives commercially reasonable access during normal business hours and upon reasonable advance notice, as applicable, to the books and records (other than privileged documents) of Purchaser, the Company and their respective Representatives; provided, that such access (A) shall be in a manner that does not interfere with the normal business operations of such Party, (B) shall be subject to customary confidentiality requirements, and (C) is permissible under Applicable Law.

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(b)     Disagreement by the Seller Representative. If the Seller Representative disagrees with the Post-Closing Statement or the amounts or calculations included therein, the Seller Representative may, within thirty (30) days after receipt by the Seller Representative of the Post-Closing Statement, deliver a written notice to Purchaser of any disagreement Sellers have with respect to the content of the Post-Closing Statement (an “Objection Notice”). Such Objection Notice shall describe in reasonable detail the items contained in the Post-Closing Statement with which Sellers disagree and, to the extent available, the basis for any such disagreement (including Sellers’ alternative calculation) and the amount of the disagreement. If the Seller Representative fails to deliver an Objection Notice during such thirty (30) day period or delivers written notice accepting Purchaser’s calculation of the Post-Closing Statement during such thirty (30) day period, then the Purchaser Proposed Working Capital Amount, the Purchaser Proposed Working Capital Adjustment Amount, the Purchaser Proposed Closing Cash Amount, the Purchaser Proposed Closing Indebtedness Amount, the Purchaser Proposed Seller Transaction Expense Amount, the Purchaser Proposed Change of Control Payments and the Purchaser Proposed Final Net Purchase Price, in each case, as determined by Purchaser and set forth on the Post-Closing Statement, as applicable, delivered to the Seller Representative in accordance with Section 2.04(a) shall constitute the “Final Working Capital Amount”, the “Final Working Capital Adjustment Amount”, the “Final Closing Cash Amount”, the “Final Closing Indebtedness Amount”, the “Final Seller Transaction Expense Amount”, the “Final Change of Control Payments” and the “Final Net Purchase Price” and be deemed final, binding, and conclusive on the Parties for purposes of this Agreement.

(c)      Dispute Resolution.

(i)    If an Objection Notice shall have been timely delivered by the Seller Representative to Purchaser pursuant to Section 2.04(b), the Seller Representative and Purchaser shall, during the thirty (30) days following such delivery, use commercially reasonable efforts to reach agreement on the disputed items or amounts in order to determine the Final Net Purchase Price and the final amounts of the components thereof. The Parties acknowledge and agree that the Federal Rules of Evidence Rule 408 shall apply during such negotiations and any subsequent dispute arising therefrom. If, during such period, the Seller Representative and Purchaser agree as to the Working Capital of the Company as of immediately prior to the Closing, the Cash as of immediately prior to the Closing, the Closing Indebtedness, the Seller Transaction Expenses outstanding as of immediately prior to the Closing, or the Change of Control Payments, then the Seller Representative and Purchaser shall execute a written acknowledgement of such amounts, which shall constitute the “Final Working Capital Amount”, the “Final Working Capital Adjustment Amount”, the “Final Closing Cash Amount”, the “Final Closing Indebtedness Amount”, the “Final Seller Transaction Expense Amount”, and the “Final Change of Control Payments”, as applicable, and the resultant “Final Net Purchase Price”, and all of which shall be deemed final, binding, and conclusive on the Parties for purposes of this Agreement. If the Seller Representative and Purchaser, notwithstanding such good faith effort, fail to resolve any disagreement contained in the Objection Notice within thirty (30) days after the Seller Representative provides Purchaser with such Objection Notice, are unable to reach agreement on all such items or amounts, then Purchaser and the Seller Representative jointly shall engage and instruct a nationally recognized independent accounting firm as may be mutually acceptable to Purchaser and the Seller Representative (the “Accounting Referee”).

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(ii)    Within twenty (20) days of the retention of the Accounting Referee, Purchaser and the Seller Representative shall jointly submit the matter to the Accounting Referee and instruct the Accounting Referee that it (A) shall act solely as an expert in accounting, and not as arbitrator, to resolve, in accordance with the terms and conditions set forth in this Section 2.04 and the Accounting Principles, only the matters specified in any timely delivered Objection Notice that remain in dispute (each, a “Disputed Item”); (B) shall allow each of the Seller Representative and Purchaser the opportunity to prepare and submit a written presentation to the Accounting Referee; provided, that, following delivery of the presentations, Purchaser and the Seller Representative may each submit a written response to the other Party’s presentation; provided, further, that the Accounting Referee shall engage in no other ex parte communication with the Seller Representative or Purchaser (or any of their respective Representatives or Affiliates) regarding the Disputed Items; (C) shall adjust the calculation of the Final Net Purchase Price based thereon to reflect such resolution; (D) shall determine the amount of each Disputed Item within the range established by the Post-Closing Statement and the Objection Notice, meaning that the Accounting Referee shall not determine the amount of a Disputed Item higher than the highest amount set forth in either the Post-Closing Statement and the Objection Notice or lower than the lowest amount set forth in either the Post-Closing Statement and the Objection Notice; and (E) shall deliver to Purchaser and the Seller Representative, as promptly as practicable and in any event within thirty (30) days following the submission of the Disputed Items to the Accounting Referee for resolution, a written report setting forth the Accounting Referee’s determination of the Disputed Items, which report shall include a worksheet setting forth the material calculations used in arriving at such determination and a calculation of the apportionment of the fees, costs and expenses of the Accounting Referee in accordance with Section 2.04(c)(iii). The Parties acknowledge and agree that, if any dispute is submitted to the Accounting Referee pursuant to this Section 2.04(c), the Working Capital of the Company as of immediately prior to the Closing, the difference between the Working Capital of the Company as of immediately prior to the Closing and the Working Capital Target (which amount may be positive, negative or zero), the Cash as of immediately prior to the Closing, the Closing Indebtedness, the Seller Transaction Expenses outstanding as of immediately prior to the Closing, and/or the Change of Control Payments as determined by the Accounting Referee, shall, absent fraud or manifest error, constitute the “Final Working Capital Amount”, the “Final Working Capital Adjustment Amount”, the “Final Closing Cash Amount”, the “Final Closing Indebtedness Amount”, the “Final Seller Transaction Expense Amount”, and the “Final Change of Control Payments”, as applicable, and be final, binding, and conclusive on the Parties for purposes of this Agreement, absent fraud or manifest error. Judgment may be entered upon the determination of the Accounting Referee in any court having jurisdiction over the Party against which such determination is to be enforced.

(iii)    If requested by the Accounting Referee, Purchaser and the Seller Representative agree to execute a reasonable engagement letter. The Accounting Referee’s cost, fees and expenses of such review and report in connection with its services as an Accounting Referee pursuant to this Section 2.04(c) (including any retainer) shall be apportioned between the Seller Representative (on behalf of Sellers on the one hand) and Purchaser (on the other hand) based upon inverse proportion of the Disputed Items resolved in favor of such party (i.e., so that the prevailing party bears a lesser amount of such cost, fees and expenses) as determined by the Accounting Referee and set forth in the report of such Accounting Referee. However, initially, any retainer charged by the Accounting Referee shall be paid 50% by Purchaser and 50% by the Seller Representative (on behalf of Sellers), with such amount to be reimbursed by the Party responsible for paying the cost of the review in accordance with the immediately preceding sentence. During the review by the Accounting Referee, the Seller Representative and Purchaser shall each make available, or cause their respective Representatives to make available, to the Accounting Referee such individuals and such information, books, records and work papers, as may be reasonably required by the Accounting Referee to fulfill its obligations under Section 2.04(c); provided, however, that the independent accountants of the Seller Representative and Purchaser or the Company shall not be obligated to make any work papers available to the Accounting Referee unless and until the Accounting Referee has signed a customary confidentiality and hold harmless agreement relating to such access to work papers in form and substance reasonably acceptable to such independent accountants.

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(d)    Failure to Deliver Post-Closing Statement. If, for any reason, Purchaser fails to deliver the Post-Closing Statement within the time period required by Section 2.04(a), the Estimated Closing Statement shall be considered for all purposes of this Agreement as being the “Post-Closing Statement” delivered by Purchaser pursuant to Section 2.04(a), in which case, the procedures set forth in Section 2.04(a) through Section 2.04(c) will apply to the Estimated Closing Statement, mutatis mutandis.

2.05      Withholding. Purchaser shall be entitled to deduct and withhold from the amounts otherwise payable to any Person pursuant to this Agreement any amounts that Purchaser reasonably determines are required under the Code or any Applicable Law to be deducted and withheld. Purchaser shall use commercially reasonable efforts to, except with respect to compensatory amounts taxable as wages, provide written notice to the applicable Seller of the basis for such withholding at least five (5) Business Days prior to making such deduction, together with reasonable detail of the calculation. To the extent that any such amounts are so deducted or withheld and remitted to the appropriate Taxing Authority, such amounts will be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made. In furtherance of the foregoing, Purchaser may deduct and withhold (or cause to be deducted and withheld) from any amounts otherwise payable to any Seller such amounts as are required to be deducted and withheld under Section 1446(f) of the Code and the Treasury Regulations thereunder (and any similar Applicable Law). At least ten (10) Business Days prior to the Closing Date, (a) each Seller that is a U.S. person shall deliver to Purchaser a properly completed IRS Form W‑9, and each Seller that is a non-U.S. person shall deliver a properly completed IRS Form W‑8 appropriate to its status together with any certifications sufficient to establish an exception to withholding under Treasury Regulation Section 1.1446(f)‑2(b); and (b) only if any Seller or Sellers are non-U.S. persons, the Company shall provide to Purchaser any partnership‑level certification described in Treasury Regulation Section 1.1446(f)‑2(b)(4) and such information reasonably requested by Purchaser to determine “amount realized” (as defined in Treasury Regulation Section 1.1446(f)‑1(c)), including each transferring non-U.S. person Seller’s share of liabilities under Section 752 of the Code immediately prior to Closing. If Purchaser has not received valid certifications as described above by such deadline, or if the amount realized cannot be finally determined at Closing, Purchaser may withhold an amount equal to ten percent (10%) of the portion of the amount realized then reasonably determinable (and, if applicable, place such withheld amount in escrow pending final determination) and shall remit any required amounts to the applicable Taxing Authority in accordance with Applicable Law. Any amounts so withheld (or escrowed and later remitted) shall be treated as having been paid to the applicable Seller for all purposes of this Agreement, and no Seller shall be entitled to any gross‑up or additional consideration on account of such withholding.

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ARTICLE III
CLOSING

3.01    Closing Date. The closing and consummation of the Contemplated Transactions (to the extent contemplated to take place in connection with the closing) (the “Closing”) shall take place remotely by electronic communications and transmissions of PDF documents and signature pages on the date (a) that is five (5) Business Days following the date upon which the satisfaction or, to the extent permissible, waiver in writing by the appropriate Party, of each of the conditions set forth in Article VIII (other than those conditions that by their terms or nature are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permissible, written waiver by the Party or Parties entitled to the benefit of such conditions), occurs, or (b) on such other date or at such other time and place or by any such other method as the Parties may mutually agree in writing, in each case, with original documents being exchanged contemporaneously with or promptly after the Closing, where applicable and necessary (such date and time being herein referred to as the “Closing Date”). Notwithstanding the actual time on the Closing Date that the Closing is completed, the Closing shall be deemed effective for tax and accounting purposes only as of 11:59 p.m. (Pacific Time) on the Closing Date.

3.02     Deliveries at the Closing. Subject to the terms and conditions of this Agreement, at the Closing, the following Persons shall deliver or cause to be delivered the following:

(a)      Purchaser shall deliver, or cause to be delivered, the following:

(i)    to the Seller Representative, by wire transfer of immediately available funds, an amount equal to the Estimated Net Purchase Price;

(ii)    to the Payroll Company’s account designated by the Company at least five (5) Business Days prior to the Closing Date, an amount equal to the Estimated Change of Control Payments payable to the recipients of the Change of Control Payments as set forth in the Estimated Closing Statement, in the amounts as set forth directly across from each such recipient’s name in the Estimated Closing Statement, to be paid to such recipients through the payroll systems of the Company within five (5) Business Days of the Closing Date (via a special payroll run, if necessary);

(iii)  to the Persons entitled thereto, by wire transfer of immediately available funds to the account designated in writing by such recipient at least five (5) Business Days prior to the Closing Date, such recipient’s portion of the Settlement Amounts;

(iv)    to the Seller Representative, the Escrow Agreement, executed by Purchaser;

(v)    to the Seller Representative, a certificate of good standing for Purchaser issued as of a date not more than ten (10) days prior to the Closing Date by the appropriate governmental agency (e.g., Secretary of State) of its jurisdiction of incorporation or formation;

(vi)    to the Seller Representative, a certificate from Purchaser, dated as of the Closing Date and executed by a duly authorized officer of Purchaser, given by him or her on behalf of Purchaser and not in his or her individual capacity, certifying to the effect that the conditions set forth in Sections 8.02(a) and 8.02(b) have been satisfied;

(vii)   to the Seller Representative, a certificate of the Secretary of Purchaser certifying, (A) as complete, accurate and in effect as of the Closing, (1) attached copies of Purchaser’s Organizational Documents; and (2) all requisite resolutions or actions of Purchaser’s board of directors (the “Purchaser Board”), approving the execution and delivery of this Agreement, the other Collateral Agreements to which it is a party and the consummation of the Contemplated Transactions (as applicable), and (B) as to the incumbency and signatures of the officer(s) of Purchaser executing this Agreement and any other Collateral Agreement; and

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(viii)    to the Seller Representative, evidence that the Purchaser Stockholder Approval has been obtained.

(b)       Sellers shall deliver, or cause to be delivered, to Purchaser the following:

(i)     (A) to the extent the Purchased LLC Units or the GSC Stock comprising the Purchased Securities purported to be owned by such Seller are certificated, certificate(s) representing such Purchased Securities purported to be owned by such Seller, duly endorsed in blank or accompanied by stock or limited liability company interest powers and/or (B) a proper instrument of assignment of the Purchased Securities endorsed in blank in form and substance reasonably satisfactory to Purchaser;

(ii)    the Escrow Agreement, executed by the Seller Representative and the Escrow Agent;

(iii)    (A) a payoff letter from each holder of Closing Indebtedness set forth in the Estimated Closing Statement, dated no more than ten (10) Business Days prior to the Closing Date (each, a “Payoff Letter”), and in each case (1) setting forth the amount required to be paid in order to discharge such Closing Indebtedness in full as of the Closing and (2) stating that any Liens related thereto shall be terminated and released, or committed to be terminated and released, following receipt of such payment, (B) all instruments and documents necessary to release such Liens, including appropriate UCC financing statements and amendments, and (C) invoices or similar expense statements respecting all Seller Transaction Expenses to be paid as of the Closing;

(iv)    written resignations, effective as of the Closing Date, of each director, manager and officer, as applicable, of each of GSC and the Company;

(v)    a properly completed and duly executed Internal Revenue Service Form W-9 or Form W-8, as applicable, of each Seller and only to the extent required under Section 2.05, the certifications required by Treasury Regulation Section 1.1446 set forth in Section 2.05;

(vi)    a certificate of good standing or existence of GSC and the Company issued as of a date not more than ten (10) days prior to the Closing Date by the Secretary of State of the State of Delaware;

(vii)   a certificate of the Secretary of GSC and the Company certifying, (i) as complete, accurate and in effect as of the Closing, (A) attached copies of GSC’s and the Company’s Organizational Documents, as applicable; and (B) all requisite resolutions or actions of GSC’s and the Company’s board of managers or directors, as applicable, approving the execution and delivery of this Agreement, the other Collateral Agreements to which each of them is a party and the consummation of the Contemplated Transactions (as applicable), and (ii) as to the incumbency and signatures of the officers of GSC and the Company executing this Agreement and any other Collateral Agreement;

(viii)   a certificate from the Seller Representative, dated as of the Closing Date, certifying to the effect that the conditions set forth in Sections 8.03(a), 8.03(b), and 8.03(c) have been satisfied;

(ix)    evidence of the termination in full (without any liability to Purchaser or the Company) of the Engagement Letter, dated as of May 6, 2025, by and between the Company and William Hood & Company, LLC;

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(x)    the consents, waivers, and approvals of third parties with respect to the Contemplated Transactions under the Contracts listed on Schedule 3.02(b)(x);

(xi)    any required or applicable property owner consent and estoppels of the landlord under any Leased Real Property Documents;

(xii)    a flash drive or other electronic storage medium containing the full contents of the virtual data room used in connection with Contemplated Transactions; and

(xiii)   a certificate from GSC, dated as of the Closing Date and issued pursuant to Treasury Regulations Section 1.897-2(h) (each, a “Section 897 Certificate”), certifying that such entity is not, and has not been at any time during the five-year period ending on the Closing Date, a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code, which certificate shall (A) be executed by a duly authorized officer, (B) set forth the entity’s taxpayer identification number and address, and (C) include a properly executed notice for the Section 897 Certificate to be filed with the IRS in accordance with Treasury Regulations Section 1.897-2(h)(2).

ARTICLE IV
REPRESENTATIONS AND WARRANTIES RELATING TO SELLERS

Each Seller, on its own behalf and not on behalf of any other Seller, hereby represents and warrants to Purchaser, except, subject to Section 12.01, as set forth in the corresponding section of the disclosure schedule delivered by Sellers to Purchaser on the Execution Date (the “Disclosure Schedule”), that the following statements are true and correct as of the Execution Date:

4.01    Organization and Standing. Each Seller that is an Entity is duly organized and is validly existing and in good standing under the laws of the state of its incorporation, formation or organization. Each Seller that is an Entity is duly qualified, registered or licensed to do business, and in good standing, in each jurisdiction in which the character or location of the properties or assets owned, leased, used or operated by it or in which the conduct of its business requires it to be so qualified.

4.02      Authority; Execution and Delivery; Enforceability.

(a)    Each Seller has all requisite power and authority to execute and deliver this Agreement and the Collateral Agreements to which such Seller is or will be a party and to consummate the Contemplated Transactions. With respect to any Seller that is an Entity, the execution and delivery by such Seller of this Agreement and the Collateral Agreements to which such Seller is or will be a party and the consummation by such Seller of the Contemplated Transactions, have been duly authorized by all necessary action on the part of such Seller, and no other action on the part of such Seller is necessary to authorize the execution, delivery and performance of this Agreement and the Collateral Agreements to which such Seller is or will be a party and to consummate the Contemplated Transactions.

(b)    This Agreement and each of the Collateral Agreements to which each Seller is or will be a party have been or will be duly executed and delivered. This Agreement, and each of the Collateral Agreements to which each Seller is or will be a party, constitute the legal, valid and binding obligation of such Seller, enforceable against such Seller in accordance with its terms, except to the extent that their enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and to general equitable principles.

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4.03    Noncontravention. Neither the execution and delivery of any of this Agreement or the Collateral Agreements to which each Seller is or will be a party, nor the consummation or performance of any of the Contemplated Transactions, will contravene, conflict with or result in a violation of, or cause a default (with or without notice or lapse of time, or both) under, or give rise to any right of termination, amendment, cancellation or acceleration of any obligations contained in, or the loss of any material benefit under (a) any Applicable Law or any Judgment to which such Seller is subject; (b) the provisions of the Organizational Documents of such Seller (to the extent applicable); or (c) the provisions of any Contract to which such Seller is a party, or by which such Seller or such Seller’s assets may be bound, except, in the case of clause (c) of this Section 4.04, as would not reasonably be expected to have a material adverse effect on the ability of Purchaser to perform its obligations under this Agreement or the Collateral Agreements or to consummate the Contemplated Transactions. No consent, approval, Judgment or authorization of, registration, declaration or filing with, or notification to any Governmental Entity or any other Person is required to be obtained, filed, delivered or made by such Seller in connection with the execution, delivery and performance by (i) such Seller of this Agreement or the Collateral Agreements to which such Seller is or will be a party, or (ii) the consummation of the Contemplated Transactions.

4.04    Title to the Purchased Securities. Each Seller is the record and beneficial owner of, and holds good and valid title free and clear of any and all mortgages, security interests, charges, easements, rights, options (including rights of first option or refusal or similar rights), pledges, deeds of trust, licenses, assessments, claims, restrictions, encumbrances or other liens of any kind (collectively, “Liens”) (other than restrictions imposed on transfer under applicable federal and/or state securities laws or regulations) to, the Purchased Securities set forth opposite each such Seller’s name on Schedule 2.01, which constitute all of the outstanding Equity Securities of the Company and GSC, and such Purchased Securities have no restrictions on the voting rights and other incidents of record and beneficial ownership pertaining thereto. Such Seller is not the subject of any bankruptcy, reorganization or similar Proceeding. Such Seller has the sole power and authority to sell, transfer, assign and deliver the Purchased Securities as provided in this Agreement, and such delivery will convey to Purchaser good and valid title to the Purchased Securities, free and clear of any and all Liens (other than restrictions imposed on transfer under applicable federal and/or state securities laws or regulations). Upon the Closing, good and valid title to the Purchased Securities will pass to Purchaser, free and clear of any and all Liens (other than restrictions imposed on transfer under applicable federal and/or state securities laws or regulations). Except for the Organizational Documents of Sellers, no Seller is a party to any voting trust or other voting agreement with respect to any of the Purchased Securities or to any agreement relating to the issuance, sale, redemption transfer or other disposition of the Purchased Securities, and there are no outstanding Contracts or understandings between such Seller and any other Person with respect to the acquisition, disposition, transfer, registration or voting of or any other matters in any way pertaining or relating to, or any other restrictions on any of the Purchased Securities and, except as contemplated by this Agreement, the Collateral Agreements or the Contemplated Transactions, such Seller has no right to receive or acquire any Purchased Securities or other Equity Securities of the Company or GSC.

4.05    Judgments. There are no (a) outstanding Judgments against such Seller, (b) Proceedings pending, or, to the Knowledge of Sellers, threatened against such Seller, or (c) investigations by any Governmental Entity that are pending, or to the Knowledge of Sellers, threatened against such Seller that would reasonably be expected to give rise to any legal restraint or a prohibition against the Contemplated Transactions.

4.06    Brokers. Except for William Hood & Company, LLC, no Seller has retained any Person to act as a broker or agreed or become obligated to pay, or has taken any action that might result in any Person claiming to be entitled to receive, any brokerage commission, finder’s fee or similar commission or fee in connection with any of the Contemplated Transactions for which Purchaser or the Company could become liable or obligated. The Seller Representative (on behalf of Sellers, the Company and GSC) has made available to Purchaser true and complete copies of all Contracts under which any such fees or commissions are payable and all related indemnification and other agreements related thereto.

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4.07    No Other Representations or Warranties. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN ARTICLE IV AND ARTICLE V (AND IN ANY OTHER COLLATERAL AGREEMENT), NONE OF SELLERS, THE COMPANY, GSC OR ANY OF THEIR RESPECTIVE EQUITYHOLDERS, DIRECTORS, MANAGERS, OFFICERS, EMPLOYEES, AFFILIATES, REPRESENTATIVES OR ADVISORS OR ANY OTHER PERSON HAS MADE, OR SHALL BE DEEMED TO HAVE MADE, ANY REPRESENTATION OR WARRANTY. NOTHING IN THIS SECTION 4.07 WILL LIMIT ANY PERSON’S LIABILITY FOR FRAUD.

ARTICLE V
REPRESENTATIONS AND WARRANTIES RELATING TO GSC AND THE COMPANY

With respect to GSC, Encore hereby represents and warrants to Purchaser, and with respect to the Company, each Seller, jointly and severally, hereby represents and warrants to Purchaser, in each case, except, subject to Section 12.01, as set forth in the corresponding section of the Disclosure Schedule, that the following statements are true and correct as of the Execution Date:

5.01      Organization and Standing.

(a)    GSC and the Company are each an Entity duly organized, and are validly existing and in good standing under, the laws of the State of Delaware.

(b)    Except for GSC’s ownership of the Class A Units and annual franchise taxes or similar fees imposed by the State of Delaware and the obligations under its Organizational Documents, GSC (i) has no, and has never had any, assets, liabilities (other than pursuant to this Agreement and any other Collateral Agreement to which GSC is, or will be, a party), obligations, operations, employees or otherwise, (ii) does not engage in, and has never engaged in, any business activities, and (iii) was formed solely for the purpose of holding the Class A Units. GSC has full power and authority to own and otherwise hold the Class A Units.

(c)    The Company has full Entity power and authority to own, lease, operate or otherwise hold its properties and assets and to carry on its business as presently conducted. The Company is duly qualified to do business, and is in good standing, in each jurisdiction in which the character or location of the properties or assets owned, leased, used or operated by it or in which the conduct of the business requires it to be so qualified, except where the failure to be so qualified and in good standing would be materially adverse to the Company.

(d)    Sellers have made available to Purchaser accurate and complete copies of the Organizational Documents of the Company (including all amendments and supplements thereto), as in effect on the Execution Date, and the Company is not in default under or in violation of such Organizational Documents. Encore has made available to Purchaser accurate and complete copies of the Organizational Documents of GSC (including all amendments and supplements thereto), as in effect on the Execution Date, and GSC is not in default under or in violation of such Organizational Documents.

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5.02     Capitalization.

(a)    Section 5.02(a) of the Disclosure Schedule accurately and completely sets forth for GSC and the Company (i) each class and series of Equity Securities, (ii) the aggregate number of shares, units or other denomination of Equity Securities of each such class and series of Equity Securities that are authorized for issuance, (iii) the aggregate number of shares, units or other denomination of Equity Securities of each such class and series of Equity Securities that are issued and outstanding, and (iv) a list of the names of each record and beneficial owner of such Equity Securities, and opposite the name of each such owner, the number, class, and series of Equity Securities owned by each such owner. Except for the outstanding Equity Securities set forth in Section 5.02(a) of the Disclosure Schedule, there are no Equity Securities of GSC or the Company that are issued, reserved for issuance or outstanding. The Purchased Securities constitute all of the issued and outstanding Equity Securities of the Company and GSC. No Equity Securities are held in treasury by GSC or the Company. All Equity Securities of the Company and GSC were validly issued, fully paid and nonassessable and are not subject to, issued or held in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under Applicable Law or the Organizational Documents of GSC or the Company, as applicable. Such Equity Securities are free and clear of all Liens (other than restrictions imposed on transfer under applicable federal and/or state securities laws or regulations), and no current or former equityholder or any other Person is contesting or has a valid basis for contesting the ownership of such Equity Securities or any dividends, distributions or contributions relating thereto, and no current or former holder of any Equity Securities has any right to receive any dividend or distribution (other than with respect to Sellers for the proceeds resulting from the consummation of the Contemplated Transactions).

(b)    There are no Equity Securities outstanding which are convertible into or exchangeable for, or which carry the right to acquire, Equity Securities of the Company or GSC, or subscriptions, warrants, options, calls, puts, convertible securities, registration or other rights, arrangements or commitments obligating the Company or GSC, as applicable, to issue, sell, register, purchase or redeem any of its Equity Securities, respectively, or any ownership interest or rights therein. (i) There are no voting trusts or other agreements or understandings with respect to the voting of any Equity Securities of the Company or GSC, (ii) there are no stock appreciation rights, phantom stock rights or similar rights or arrangements outstanding with respect to the Company or GSC, and no derivative instruments issued by the Company or GSC exist, the underlying security of which is an Equity Security of the Company or GSC, as applicable, and (iii) except as specifically contemplated by this Agreement, there are no Contracts, commitments, arrangements, understandings or restrictions to which the Company or GSC is bound relating in any way to any Equity Securities of the Company or GSC, respectively, including with respect to the purchase, sale, issuance, transfer, repurchase, redemption, conversion, voting, transfer or other disposition of any Equity Securities of the Company or GSC.

(c)    All Equity Securities issued by the Company and GSC have been issued in transactions exempt from registration under the Securities Act and the rules and regulations promulgated thereunder and all applicable state securities or “blue sky” laws, and neither the Company nor GSC has violated the Securities Act or any applicable state securities or “blue sky” laws in connection with the issuance of any such Equity Securities.

(d)    Other than GSC’s interest in the Class A Units, GSC does not own, or have any interest in, directly or indirectly, any Equity Securities or have an ownership interest in any other Person. The Company does not own, or have any interest in, directly or indirectly, any Equity Securities or have an ownership interest in any other Person.

5.03      Authority; Execution and Delivery; Enforceability.

(a)    Each of GSC and the Company has full Entity power and authority to execute and deliver the Collateral Agreements to which each of them is or will be a party and to consummate the Contemplated Transactions, and the execution and delivery by GSC and the Company of the Collateral Agreements to which each of them is or will be a party and the consummation by each of them of the Contemplated Transactions, have been or will be duly authorized by all necessary action on the part of GSC and the Company, as applicable, and no other action on the part of any of them, as applicable, is necessary to authorize the execution, delivery and performance of the Collateral Agreements to which each of them is or will be a party and the Contemplated Transactions.

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(b)    The Collateral Agreements to which GSC or the Company is or will be a party have been or will be duly executed and delivered by each of them, as applicable. The Collateral Agreements to which GSC and the Company is or will be a party constitute or will constitute the legal, valid and binding obligation of each of them, as applicable, enforceable against each of them, as applicable, in accordance with their respective terms, except to the extent that their enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and to general equitable principles.

5.04     Noncontravention. Neither the execution and delivery of this Agreement, nor the consummation or performance of any of the Contemplated Transactions, will (a) contravene, conflict with or result in a violation of, or cause a default (with or without notice or lapse of time, or both) under, or give rise to any right of termination, amendment, cancellation or acceleration of any obligations contained in, or the loss of any material benefit under (i) any Applicable Law or any Judgment to which GSC or the Company is subject, (ii) the provisions of any Contract or any Permit of the Company, or (iii) the provisions of the Organizational Documents of GSC or the Company; or (b) result in the creation of any Lien (other than a Permitted Lien), upon or with respect to any of the assets of GSC or the Company, except, in the case of clause (a)(ii) of this Section 5.04, as would not reasonably be expected to be materially adverse to GSC or the Company. No consent, approval, Judgment or authorization of, registration, declaration or filing with, or notification to any Governmental Entity or any other Person is required to be obtained, filed, delivered or made by GSC or the Company in connection with the execution, delivery and performance by (A) the Company or GSC of this Agreement or the Collateral Agreements to which the Company or GSC is or will be a party, as applicable, or (B) the consummation of the Contemplated Transactions.

5.05     Financial Matters.

(a)    Attached to Section 5.05(a) of the Disclosure Schedule are true, correct and complete copies of the following financial statements (collectively, the “Financial Statements”): (i) the audited balance sheets of the Company as of December 31, 2023 and December 31, 2024, and related audited statements of income and members’ deficits and cash flows of the Company for the periods then ended, together with the notes and report of Moss Adams LLP (which is now known as Baker Tilly US, LLP) with respect thereto (the “Audited Financial Statements”), and (ii) the unaudited balance sheet of the Company as of November 30, 2025 (the “Interim Balance Sheet” and the date thereof, the “Interim Balance Sheet Date”) and the related unaudited statements of income and members’ deficits and cash flows of the Company for the 11-month period then ended. The Financial Statements (A) have been prepared in accordance with GAAP and without modification of the accounting principles used in preparation thereof throughout the periods presented (except, in the case of the Interim Balance Sheet, for normal, year-end adjustments permitted by GAAP (none of which adjustments are reasonably expected to be, individually or in the aggregate, material to the Company) and the absence of notes, which would not differ materially from those included in the audited Financial Statements dated December 31, 2024, except as would reasonably be expected based on events occurring after such date, (B) present fairly, in all material respects, the financial position, the results of operations, cash flows and changes in members’ equity of the Company, as of the respective dates thereof and for the respective periods indicated therein, and (C) were derived from the books and records of the Company. All accounts, books, records and ledgers maintained by the Company are properly and accurately kept in all material respects and are true and complete in all material respects. The Company maintains a system of internal controls sufficient, in all material respects, to provide reasonable assurances (1) regarding the reliability of financial reporting of the Company, (2) that transactions are executed in accordance with management’s authorization and (3) that revenue and expense items are reasonably promptly recorded for the relevant periods in accordance with maintained policies.

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(b)   Since January 1, 2025, all accounts payable of the Company reflected on the Financial Statements represent actual and bona fide obligations arising from purchases actually made or services actually received, or obligations relating to goods or services not yet received but reasonably expected to be received in the ordinary course of business, and the Company has not altered any of its practices, policies or procedures in paying its accounts payable. Section 5.05(b) of the Disclosure Schedule sets forth an accurate and complete aging of all accounts payable of the Company as of the Interim Balance Sheet Date.

(c)    Section 5.05(c) of the Disclosure Schedule sets forth an accurate and complete aging of all accounts receivable of the Company as of the Interim Balance Sheet Date (except such accounts receivable as have been collected since such date). All accounts receivable of the Company outstanding as of the Interim Balance Sheet Date and arising thereafter through the Closing Date (collectively, the “Accounts Receivable”) (w) have been recorded and are stated in accordance with GAAP, (x) represent valid obligations incurred by the applicable account obligors in arms’-length transactions, (y) have arisen from bona fide sales actually made or services actually performed in the ordinary course of business, and (z) are not subject to any refunds or adjustments, except for adjustments or credits in the ordinary course of business, or any defenses, rights of set off, assignment, restrictions, security interests or other Liens. The Company has not factored any of its Accounts Receivable. Since the Interim Balance Sheet Date, there have not been any write-offs as uncollectable of any Accounts Receivable of the Company, except for adjustments or credits in the ordinary course of business. There are no material disputes with respect to any of the Accounts Receivable or receivables that have not been reserved for on the Interim Balance Sheet or otherwise.

(d)    Section 5.05(d) of the Disclosure Schedule sets forth an accurate and complete itemized list of all Indebtedness of the Company and the amounts outstanding thereunder as of the Interim Balance Sheet Date. The Company has the unrestricted right to pay or pre-pay all such Indebtedness identified or required to be identified in Section 5.05(d) of the Disclosure Schedule on or prior to the Closing Date.

5.06    No Undisclosed Liabilities. Neither GSC nor the Company has any liabilities (whether accrued, contingent, absolute or otherwise, or whether or not of the type required to be reflected on a balance sheet of the Company or disclosed in the notes thereto prepared in accordance with GAAP), other than liabilities (a) specifically reflected on and fully reserved against on the Interim Balance Sheet; (b) incurred by GSC or the Company in the ordinary course of its business since the Interim Balance Sheet Date that do not constitute a violation or breach of any representation or warranty or covenant contained in this Agreement, or of another Contract, breach of warranty, tort, infringement or violation of Applicable Law by the Company; (c) Seller Transaction Expenses incurred by GSC or the Company, as applicable, to be paid off at the Closing; or (d) as set forth in Section 5.06 of the Disclosure Schedule. The reserves reflected on the Interim Balance Sheet for liabilities have been established in accordance with GAAP.

5.07    Absence of Changes or Events. During the period from January 1, 2025 to the Execution Date, (a) the Company has conducted its business in the ordinary course of business in all material respects, (b) there has not been any event, change, effect, development, occurrence or circumstance, in each case, actual or threatened, that has had, or would reasonably be expected, individually or in the aggregate, to have, a Material Adverse Effect, and (c) except as set forth on Section 7.01 of the Disclosure Schedule, the Company has not taken any action that, if taken after the Execution Date, would constitute a breach of the covenants set forth in Section 7.01, or require Purchaser’s consent to take (or omit to take) such action had Section 7.01 been in effect from and after January 1, 2025.

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5.08    Certain Assets. Other than with respect to real property or interests in real property, such items being the subject of Section 5.09, Intellectual Property, such items being the subject of Section 5.10, and Inventory, such items being the subject of Section 5.22, the Company has good and valid title to all assets, properties and interests owned or used by it, and valid and enforceable leasehold interests in all tangible assets it uses or leases. Such owned assets and leased assets (a) are in the possession of the Company (other than personal computing equipment used by employees of the Company), (b) suitable for use in the ordinary course of business, (c) are in good working order (ordinary wear and tear excepted) and have been maintained in accordance with standard industry practice, (d) constitute (i) all of the tangible assets used in, associated with or necessary to enable the Company to carry on and conduct its business as currently conducted and (ii) all tangible assets located or used on any of the premises occupied by the Company or from which the business of the Company is conducted; and (e) conform in all material respects to all Applicable Law. Except for Permitted Liens (including those set forth in Section 5.08 of the Disclosure Schedule), all of such owned assets are owned, and such leased assets are leased, free and clear of all Liens.

5.09      Real Property.

(a)    Section 5.09(a) of the Disclosure Schedule contains an accurate and complete description of the real property that the Company leases (the “Leased Real Property”), in each case identifying the (i) street address, (ii) term of the lease, (iii) name of the lessor or sublessor, and (iv) the monthly or annual lease payment, as applicable. With respect to the Leased Real Property:

(i)    there are no pending or, to the Knowledge of Sellers, threatened Proceedings affecting the Leased Real Property or in which the Company is a party by reason of the Company’s leasing of the Leased Real Property (including Proceedings in condemnation, eminent domain, unlawful detainer, collections, alleged building code, zoning violations, or property damages alleged to exist at the Leased Real Property or by reason of the condition or use of the Leased Real Property), nor are there any Judgments in effect against the Company with respect to the lease or operation of the Leased Real Property;

(ii)    the Company has not entered into any, and to the Knowledge of Sellers there are no, occupancy agreements, leases, subleases, licenses, easements, concessions, tenancies or other agreements of a similar nature, written or oral, or any amendments thereto (collectively, the “Leased Real Property Documents”), granting to any Persons (other than the Company or its Affiliates) the right of use or occupancy of all or any portion of the Leased Real Property;

(iii)    to the Knowledge of Sellers, there are no outstanding options or rights of first refusal to purchase the Leased Real Property, or any portion thereof or interest therein, nor, except for recorded title exceptions, to the Knowledge of Sellers, are there any agreements or other restrictions (recorded or unrecorded) preventing or limiting the Company’s rights or ability to use the Leased Real Property or any portion thereof or interest therein;

(iv)    the Company has not received any notification (in writing, or to the Knowledge of Sellers, otherwise) that the Company’s current use of the Leased Real Property is not in material compliance with applicable building and zoning codes;

(v)     to the Knowledge of Sellers, no violation of Applicable Law or of any restrictive covenant exists with respect to the Leased Real Property;

(vi)    to the Knowledge of Sellers, there are no material physical, structural or mechanical defects or deficiencies in the Leased Real Property;

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(vii)   to the Knowledge of Sellers, all of the landlords’ and tenants’ material obligations under the Leased Real Property Documents which accrued prior to the Execution Date have been performed and, to the Knowledge of Sellers, no claim, controversy, dispute, quarrel or disagreement exists between the Company and any owners or landlords of the Leased Real Property;

(viii)  the Company is not obligated to pay any leasing fees or commissions, brokerage fees or commissions, finder’s fees or commissions to any Person with respect to the Leased Real Property (including due to the exercise of an extension option or any other rights by the Company under the Leased Real Property Documents); and

(ix)    the Company has not received written notice of, and to the Knowledge of Sellers there does not exist, any ongoing or pending default on the part of the Company or the landlord thereunder pursuant to any lease concerning or related to the Leased Real Property.

(b)     The Company does not own and has never owned any fee interest in or to any real property.

5.10      Intellectual Property.

(a)    All Intellectual Property owned or purported to be owned by the Company that is subject to an application or registration for protection under Applicable Law, including all domain names registered to the Company and all social media accounts controlled by the Company are set forth in Section 5.10(a) of the Disclosure Schedule (“Company Registered Intellectual Property”), specifying as to all the Company Registered Intellectual Property the nature of the Company Registered Intellectual Property and, other than the domain names and social media accounts, the applicable jurisdiction(s) in which the Company Registered Intellectual Property has been issued or registered or in which an application for such issuance or registration has been filed.

(b)    The Company exclusively owns all right, title and interest in and to each item of Intellectual Property owned or purported to be owed by the Company (“Company Owned Intellectual Property”), and has a valid and enforceable right or license to use all other Intellectual Property used in or necessary for the operation of the business of the Company as currently conducted (together with the Company Owned Intellectual Property, the “Company Intellectual Property”), free and clear of all Liens other than Permitted Liens. No Company Owned Intellectual Property has been found to be invalid or unenforceable under Applicable Law. The Contemplated Transactions will not adversely affect the validity or enforceability of the Company Intellectual Property under Applicable Law. The Company and the conduct of the business of the Company are not infringing or misappropriating the Intellectual Property of any Person. The Company has not received any correspondence, complaint, or notice (in writing or, to the Knowledge of Sellers, otherwise) alleging infringement or misappropriation of, or setting forth an unsolicited offer to license, any Intellectual Property rights of third parties in the operation of the business of the Company. To the Knowledge of Sellers, no Person is infringing or misappropriating the Company Owned Intellectual Property. No interference, opposition, reissue or reexamination proceeding is pending against the Company in which the validity or enforceability of any of the Company Registered Intellectual Property is being contested or challenged. The Company does not own or purport to own any software other than the Company’s public websites.

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(c)    Section 5.10(c) of the Disclosure Schedule sets forth an accurate and complete list of all Contracts that are in effect under which the Company has acquired or obtained, or otherwise been granted, any license, permission or other right to utilize any Intellectual Property (each, an “IP License Contract”), except for Contracts relating to (i) off-the-shelf, commercially available products or services for which the Company is currently obligated to make payments of less than $10,000 or the Company has made payments of less than $10,000 during the 12-month period ended on the Interim Balance Sheet Date; and (ii) influencer marketing agreements under which the Company is currently obligated to make payments of less than $10,000 or the Company has made payments of less than $10,000 during the 12-month period ended on the Interim Balance Sheet Date. To the Knowledge of Sellers, each IP License Contract (including such Contracts relating to off-the-shelf, commercially available products and services) provides the Company with all rights, licenses, authorizations and other permissions to any Intellectual Property owned by any Person other than the Company necessary for the conduct the business of the Company.

(d)    Other than Company Owned Intellectual Property and any Intellectual Property obtained under the Contracts required to be set forth in Section 5.10(c) of the Disclosure Schedule, to the Knowledge of Sellers, there is no other Intellectual Property necessary for the conduct of the business of the Company.

(e)    Trade Secrets owned by the Company are not part of the public knowledge or literature and, to the Knowledge of Sellers, have not been used, divulged or appropriated for the benefit of any Person other than the Company. With respect to the Company’s customer lists and any product formulas owned by or developed by or for the Company, the Company takes reasonable measures to maintain confidentiality and preserve the economic value of such information. The Company has not received notice (in writing, or to the Knowledge of Sellers, otherwise) that any Trade Secret of the Company is or has become part of the public knowledge or literature.

(f)    All information technology assets used by the Company (i) operate and perform in all material respects in conformance with their documentation and functional specifications, and (ii) to the Knowledge of Sellers, does not contain, and the Company has used commercially reasonable efforts to prevent the introduction of, any virus, software routine, malware, hardware component, disabling code or instructions, spyware or other vulnerabilities designed to permit unauthorized access or to disable or otherwise harm such information technology assets in any material respects. To the Knowledge of Sellers, since January 1, 2023, none of the Company’s information technology assets has experienced or been affected by any material data security incidents, breaches or unauthorized access, use, control, disclosure, destruction or modification of any personal information owned, controlled, maintained, received, collected, used, stored or processed by the Company, including any unauthorized access, use or disclosure of personal information that would constitute a breach of any Applicable Law or for which notification to individuals and/or Governmental Entities is required under any Applicable Law.

(g)    The Company has adopted, and is and has been in compliance in all material respects since January 1, 2023 with, commercially reasonable policies and procedures applicable to the Company with respect to privacy, data protection, processing, security and the collection, use, storage and processing of personal information gathered or accessed in the course of the operation of the Company’s business. The Company has implemented and maintains a reasonable enterprise-wide data security program, including reasonable and appropriate administrative, physical, and technical safeguards consistent with industry best practices, to protect personal information from unauthorized access, use, control, disclosure, destruction or modification.

(h)    The Company is, and has been since January 1, 2023, in compliance in all material respects with their internal and public-facing policies relating to privacy, data protection, data or privacy breach notification and personally identifiable information (“Business Privacy Policies”). The Contemplated Transaction will not violate any Business Privacy Policy as it currently exists, or as it existed at the time during which the applicable personal information was collected or obtained by the Company.

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5.11    Material Contracts.

(a)    Section 5.11(a) of the Disclosure Schedule sets forth an accurate and complete list of each of the following Contracts to which the Company is a party or by which any assets of the Company are bound (collectively, “Material Contracts”):

(i)      any Contract with a Material Customer;

(ii)    any Contract with a Material Supplier;

(iii)   any Contract for the purchase of commodities that has not been fully performed and under which the Company is currently obligated to make payments in excess of $250,000;

(iv)     any broker, representative or agency Contract;

(v)    each Contract that (A) contains a non-complete clause binding or purporting to be binding on the Company or otherwise will limit or purport to limit the right of the Company to engage in or compete with any Person in any business or in any geographical area; or during a period of time, or (B) that limits or purports to limit the Company from engaging with any prospective customer or supplier;

(vi)    any lease, sublease or similar Contract with any Person pursuant to which the Company is a lessor, sublessor, lessee or sublessee of any tangible personal property, or any portion of real property (including the Leased Real Property), material to the conduct and operation of the Company’s business;

(vii)    each Contract (other than customer purchase orders or vendor sales orders, unless such customer purchase orders or vendor sales orders have one of the attributes specified in subclauses (B) or (C) herein) that (A) entitles a customer to a certain quantity of product within a one (1) year or shorter period (that cannot be terminated for convenience without payment of penalty), (B) contains minimum spend or purchase requirements, output requirement or similar requirement in favor of any Person, (C) “take-or-pay” provisions, (D) exclusivity or similar requirement of any Person, (E) “most favored nation” provisions (or any similar preferential pricing terms for the benefit of any third party) or (F) royalty, profit or revenue sharing or similar payment arrangements;

(viii)   each Contract (A) relating to the incurrence, assumption or guarantee of any borrowed money, including any credit agreement, loan agreement, indenture, note, mortgage, security agreement, loan commitment or other Contract relating to the assumption or guarantee of Indebtedness or (B) imposing a Lien on any of the assets or properties of the Company or on the Purchased Securities;

(ix)     any Contract pursuant which the Company is required to indemnify any Person outside of the ordinary course of business;

(x)    each Contract to which the Company has agreed to any settlement, conciliation or similar agreement or otherwise compromise any pending or threatened Proceeding or under which the Company has continuing obligations (other than customary confidentiality or non-disparagement obligations), liabilities or rights, or admits criminal liability, or that will require the Company to pay consideration in excess of $50,000;

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(xi)    any Contract for the sale of assets owned or leased by the Company with a book value in excess of $100,000 individually or $300,000 in the aggregate (other than Inventory sales in the ordinary course of business);

(xii)    any Contract relating to any joint venture, partnership, strategic alliance, joint development or similar Contract or arrangement;

(xiii)   any Contract for the employment, hire or retention of any officer, employee, consultant, or independent contractor engaged in a similar role of the Company, other than (A) offer letters that do not provide for any severance, retention, change in control, or similar benefits, or (B) influencer marketing agreements under which the Company is currently obligated to make payments of less than $10,000 or the Company has made payments of less than $10,000 during the 12-month period ended on the Interim Balance Sheet Date;

(xiv)    any IP License Contract;

(xv)   any Contract between the Company, on the one hand, and any Related Party of the Company, on the other hand (excluding Contracts with employees routinely executed in connection with the onboarding process (e.g., other than confidential information and invention assignment agreements or similar));

(xvi)    each Contract with a remaining term exceeding one (1) year that cannot be terminated by the Company, without penalty, and that contemplates or that has or is reasonably expect to result in aggregate payments by or to the Company in excess of $250,000;

(xvii)  each Contract relating to any single capital expenditure or services of related capital expenditures pursuant to which the Company has future financial obligations in excess of $50,000; and

(xviii)    any commitment to do any of the foregoing.

(b)   Sellers have made available to Purchaser accurate and complete copies of each written Material Contract (including all written amendments, modifications and supplements thereto) and complete descriptions of all material terms of any oral Contracts described therein. All Material Contracts are valid, binding and in full force and effect, and are enforceable against the Company, and, to the Knowledge of Sellers, against the other parties thereto. The Company has performed all material obligations required to be performed by it under each Material Contract, and it is not (with or without the lapse of time or the giving of notice, or both) in breach or default in any material respect thereunder. To the Knowledge of Sellers, no other party to any Material Contract is (with or without the lapse of time or the giving of notice, or both) in breach or default in any material respect under any Material Contract. No party to any Material Contract has exercised any termination rights with respect thereto (or provided notice of intent to exercise such termination rights) or has given notice of any material dispute with respect to any Material Contract, which dispute has not been fully and finally resolved, nor has any party to any Material Contract indicated to the Company an intent to modify, amend, renegotiate, or decrease the amount of business under any Material Contract.

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5.12    Insurance. Section 5.12 of the Disclosure Schedule sets forth an accurate and complete list of insurance policies (the “Company Policies”) (specifying the insured, the insurer, the amount of coverage, the type of insurance, the policy number, the expiration date, the annual premium, and any pending claims thereunder) maintained by or for the benefit of the Company. True, complete and accurate copies of the Company Policies have been provided to Purchaser. All Company Policies are in full force and effect, and all premiums that have become due and owing thereon have been timely paid. Excluding insurance policies that have expired and been replaced in the ordinary course of business, no insurance policy held by the Company has been cancelled, terminated, altered or not renewed, by the insurer during the three (3) year period prior to the Execution Date and, to the Knowledge of Sellers, no written threat has been made by an insurer and received by the Company to cancel, terminate, alter or not renew any insurance policy held by the Company during such period. In the past three (3) years, the Company has not made any claim under any Company Policy with respect to which an insurer has, in a written notice to the Company, denied or disputed. To the Knowledge of Sellers, no event has occurred, and no circumstance or condition exists, that has given rise to or serves as a basis for or could reasonably be expected to give rise to or serve as a basis for any material claim or other Proceeding under any Company Policy. The Company has not received any written notice from any insurer or reinsurer of any reservation of rights with respect to any pending or paid claims or other Proceedings. Each Company Policy provides all coverage required by Applicable Law and by Contracts to which the Company is a party.

5.13     Taxes.

(a)    GSC and the Company have each filed when due (taking into account properly obtained extensions) all Tax Returns that they were required to file under Applicable Law and applicable regulations. The amounts shown due and owing by GSC and the Company on all such Tax Returns were accurate and complete in all material respects. All Taxes due and owing by GSC and the Company (whether or not shown on any Tax Return) have been timely paid and remitted. There are no Liens (other than Permitted Liens) for Taxes upon any of the assets of GSC or the Company. There are no outstanding refund claims with respect to any Tax or Tax Return of the Company.

(b)    Section 5.13(b) of the Disclosure Schedule sets forth an accurate and complete list of all federal, state, local, and foreign income Tax Returns filed with respect to GSC and the Company for taxable periods ended on or after January 1, 2018 that have been audited or are currently the subject of an audit. Sellers have made available to Purchaser accurate and complete copies of all federal income Tax Returns, examination reports, and statements of deficiencies assessed against or agreed to by GSC or the Company, as applicable, filed or received since January 1, 2023. Since January 1, 2020, the Tax Returns of the Company and GSC have not been audited by the Internal Revenue Service or relevant state tax authorities.

(c)    GSC and the Company have timely and properly collected all amounts on account of any sales Taxes required by Applicable Law to be collected by it and has timely remitted to the appropriate Taxing Authority any such amounts required by Applicable Law to be remitted by it or has properly received and retained any appropriate Tax exemption certificates and other documentation for all sales made without charging or remitting sales or similar Taxes that qualify such sales as exempt from sales and similar Taxes.

(d)    Neither GSC nor the Company has waived or extended any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency. Neither GSC nor the Company have been the subject of any audit or other examination of Taxes by any Taxing Authority with respect to any open Tax years and, neither GSC nor the Company has received written notice from a Governmental Entity of any such audit or other examination being contemplated or pending. No agreement, waiver or other document or arrangement extending or having the effect of extending the period for assessment or collection of Taxes (including, but not limited to, any applicable statute of limitation) or the period for filing any Tax Return has been executed or filed with any Taxing Authority by or on behalf of GSC or the Company.

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(e)    All Taxes that GSC or the Company are required to withhold or collect in connection with amounts paid or owing to any employee, independent contractor, creditor, shareholder, member or other third party have been duly withheld or collected, and have been paid over to the proper authorities to the extent due and payable. Without limiting the foregoing, each individual who is classified by GSC or the Company as an independent contractor, seasonal employee, seasonal worker, part-time employee or temporary employee has been properly classified for purposes of Tax reporting to all Governmental Entities and GSC and the Company have filed all Tax Returns on a basis consistent with such classifications, except for those Tax Returns not yet due.

(f)    GSC and the Company do not have a request for a private letter ruling, a request for technical advice, a request for a change of any method of accounting, or any other similar request that is in progress or pending with any Governmental Entity with respect to Taxes or Tax Returns of the Company. GSC and the Company have not executed or filed with any Governmental Entity any agreement or other document outside the ordinary course of business extending or having the effect of extending the period for assessment, reassessment or collection of any Taxes. To the Knowledge of Sellers, no claim has been made by any Taxing Authority in a jurisdiction where GSC or the Company do not file Tax Returns that GSC or the Company is or may be subject to Taxes assessed by such jurisdiction. No power of attorney granted by GSC or the Company with respect to any Taxes is currently in force.

(g)    Neither GSC nor the Company have received from any Taxing Authority any (i) written notice indicating an intent to open an audit or other review, (ii) written request for information related to Tax matters, or (iii) written notice of deficiency or proposed adjustment for any amount of Tax proposed, asserted, or assessed by any Taxing Authority against GSC or the Company.

(h)    Neither GSC nor the Company is liable for any Taxes (other than Taxes for which the Company is otherwise liable): (i) under any Tax Sharing Agreement, (ii) as a transferee or successor by Applicable Law, or (iii) as the result of any intercompany transactions or any excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law). Neither GSC nor the Company is currently or has been a party to any Tax allocation, Tax sharing, Tax indemnity, or Tax reimbursement agreement or arrangement.

(i)    Neither GSC nor the Company has been a party to any “listed transaction,” as defined in Code Section 6707A(c)(2) and Treasury Regulation Section 1.6011-4(b)(2).

(j)    Neither GSC nor the Company will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of (i) any change in the accounting method of the Company that occurred or existed on or prior to the Closing Date; (ii) a “closing agreement” as described in Code Section 7121 (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amounts received (or deferred revenue recognized) or paid on or prior to the Closing Date. Neither GSC nor the Company is a party to any agreement or arrangement that would result in the recognition of any material amount of income, gain, or other Taxable item by GSC or the Company in a taxable period (or portion thereof) beginning after the Closing Date as a result of any transaction, event, or arrangement occurring or entered into on or prior to the Closing Date, including, without limitation, any deferred intercompany transaction under Treasury Regulations Section 1.1502-13, any gain recognition agreement under Treasury Regulations Section 1.367(a)-8, or any similar provision of Applicable Law.

(k)    Neither GSC nor the Company is a party to any joint venture, partnership or other arrangement that is treated as a partnership for U.S. federal income Tax purposes, other than the Company itself.

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(l)    The Company is classified as a partnership for U.S. federal, state and local income Tax purposes. The Company has not made an election to be treated as an association within the meaning of Treasury Regulation Section 301.7701-3.

(m)    GSC is classified as a “C” corporation for U.S. federal, state and local income Tax purposes.

(n)     Neither GSC nor the Company have escheatable or unclaimed property obligations.

(o)    GSC has not been a distributing corporation or a controlled corporation in a transaction intended to be governed in whole or in part by Code Sections 355 or 361.

(p)    Neither GSC nor the Company have received notice of any claim or nexus inquiry by a Taxing Authority in a jurisdiction in which the Company or GSC does not file Tax Returns that it is or may be subject to taxation by that jurisdiction or taxing authority or obligated to file a Tax Return in such jurisdiction.

(q)    Neither GSC nor the Company and has a permanent establishment (within the meaning of an applicable Tax treaty) or otherwise has an office or a fixed place of business in a country other than the United States except for the country in which they are organized.

(r)    Neither GSC nor the Company is or has been a United States real property holding company (as a result of an election or otherwise) within the meaning of Code Section 897.

(s)    The Company does not have any passthrough entity election in place for any state.

(t)    The recapitalization of the Company consummated in 2024 (the “2024 Recapitalization”) was effected as a value‑for‑value exchange for fair market value consideration.  No portion of the 2024 Recapitalization constituted compensation or other remuneration for services under Section 61 or Section 83 of the Code or otherwise. The 2024 Recapitalization did not result in the recognition of cancellation of indebtedness income by the Company or any of its equityholders for U.S. federal, state or local income Tax purposes. The 2024 Recapitalization did not constitute, in whole or in part, a disguised sale of property to or by the Company within the meaning of Section 707(a)(2)(B) of the Code and the Treasury Regulations thereunder (including Treasury Regulations Sections 1.707‑3 through 1.707‑9).

(u)    From and after January 1, 2020 and through the Closing, the Company has not modified any debt instrument or other debt obligation of the Company in a manner that constitutes a “significant modification” for U.S. federal income Tax purposes within the meaning of Treasury Regulation Section 1.1001‑3, and no event has occurred with respect to any such obligation that would be treated as a deemed exchange under Section 1001 of the Code and the Treasury Regulations thereunder.

(v)    GSC has not undergone an “ownership change” within the meaning of Section 382(g) of the Code that would limit the use of any net operating loss carryforwards or other Tax attributes of GSC for U.S. federal income Tax purposes; there is no limitation on, or required reduction of, any such Tax attributes of GSC under Section 382 of the Code (or any comparable provision of state or local Law), and no facts or circumstances exist that, with the passage of time or upon the taking of any action, would result in any such limitation or reduction.

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(w)    Section 5.13(w) of the Disclosure Schedule accurately sets forth, as of the date thereof, by year of origination, the amounts, character, and expiration periods of GSC’s net operating loss carryforwards for federal and California income Tax purposes and any limitations applicable thereto, and identifies whether such amounts arise on a separate-company, combined, consolidated, or unitary basis, as applicable. The amounts so set forth were determined in accordance with applicable federal and California income Tax Laws, including the apportionment methodologies and factors used in computing such net operating loss carryforwards, consistently applied and based on properly filed Tax Returns. There are no material limitations, adjustments, or reductions to such state or local net operating loss carryforwards arising from separate return limitation year rules, combined or unitary reporting membership, water’s‑edge elections, changes in apportionment methodology, transaction‑specific addbacks, or other analogous state or local limitations.

(x)    Except for amounts properly treated as “excess business interest expense” of GSC under Section 163(j) of the Code, no interest deduction of GSC has been disallowed, deferred, reduced, or limited for U.S. federal, state, or local income Tax purposes, including pursuant to Section 267A, Section 163(e)(5), Section 163(l), Section 279, or any comparable provision of state or local Law, and no facts or circumstances exist that, with the passage of time or upon the taking of any action, would reasonably be expected to result in any such disallowance, deferral, reduction, or limitation other than under Section 163(j) of the Code.

(y)    The Company is an accrual method taxpayer for U.S. federal, state and local income Tax purposes.

(z)    Notwithstanding anything to the contrary in this Section 5.13, the representations and warranties set forth in this Section 5.13 (other than the representation in Section 5.13(j)) refer only to the past activities of GSC and the Company and are not intended to serve as representations or warranties regarding, or a guarantee of, nor can they be relied upon with respect to, Taxes attributable to any Tax period (or portion thereof) beginning after the Closing Date, or any Tax position taken after the Closing Date, or the amount, availability, usability or existence of any Tax attribute of the Company or GSC (including net operating losses, tax credits, basis or other carryforwards or carrybacks).

5.14      Proceedings; Judgments.

(a)    There are no, and in the past three (3) years, there have been no, Proceedings pending, or to the Knowledge of Sellers, threatened, against the Company or GSC, or any of their respective current or former officers, directors, managers, members, employees or service providers. To the Knowledge of Sellers, there has been no occurrence of any event or circumstance that would reasonably be expected to give rise to or serve as the basis for any such Proceeding.

(b)    Neither the Company nor GSC or any of their respective current or former officers, directors, managers, members, employees or service providers (in each case, in their capacity as such) is, or during the past three (3) years has been, subject to any outstanding Judgment. There are no unsatisfied Judgments issued by any Governmental Entity pending against the Company, GSC or any of their respective current or former officers, directors, managers, members, employees or service providers (in each case, in their capacity as such). There is no Proceeding currently pending that was initiated by the Company against any other Person or which the Company intends to initiate against any other Person.

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5.15      Benefit Plans.

(a)    Section 5.15(a) of the Disclosure Schedule sets forth an accurate and complete list of each “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) and each other compensation, bonus, pension, profit sharing, deferred compensation, stock ownership, stock purchase, stock option, phantom stock, retirement, employment, change-in-control, welfare, collective bargaining, severance, disability, death benefit, hospitalization and medical plan, program, policy and arrangement maintained or contributed to (or required to be contributed to) for the benefit of any current or former employee, officer or director of the Company or with respect to which the Company would reasonably be expected to have direct, indirect, joint and several or contingent liability, including, without limitation, by or through an ERISA Affiliate (collectively, the “Company Benefit Plans” and each, a “Company Benefit Plan”).

(b)    Each Company Benefit Plan intended to qualify under Code Section 401(a) is the subject of a favorable determination letter or can rely upon an advisory or opinion letter issued by the Internal Revenue Service as to its tax-qualified status under the Code, which determination, advisory or opinion letter may still be relied upon as to the qualified status of the Company Benefit Plan, and, to the Knowledge of Sellers, no circumstances have occurred since the date of such favorable determination or opinion letter that would result in the loss of the tax-qualified status of any Company Benefit Plan.

(c)    None of the Company Benefit Plans that are “welfare benefit plans” as defined in ERISA Section 3(1) provides for continuing benefits or coverage for any participant or beneficiary of a participant after such participant’s termination of employment, except to the extent required by Applicable Law.

(d)    No Company Benefit Plan: (i) provides or provided any benefit guaranteed by the Pension Benefit Guaranty Corporation, (ii) is or was a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA, or (iii) is or was subject to the minimum funding standards of Section 412 of the Code or Section 302 of ERISA.

(e)    Sellers have made available to Purchaser, with respect to each Company Benefit Plan (to the extent applicable): (i) a copy of the Company Benefit Plans and all amendments thereto (including any amendment that is scheduled to take effect in the future), (ii) a copy of each Contract (including any trust agreement, funding agreement, service provider agreement, insurance agreement, investment management agreement or recordkeeping agreement) relating to the Company Benefit Plans, (iii) a copy of any summary plan description for the Company Benefit Plans, (iv) a copy of any Form 5500 for the last three Company Benefit Plan years, (v) a copy of any determination letter, notice or other document that has been issued by, or that has been received by the Company from, any Governmental Entity with respect to the Company Benefit Plans, and (vi) copies of Internal Revenue Service Forms 1094-B, 1095-B, 1094-C and 1095-C for all years such forms were required to be filed with the Internal Revenue Service and provided to employees, as well as Internal Revenue Service confirmations of such filings.

(f)    To the Knowledge of Sellers, each Company Benefit Plan has been operated and administered in accordance with its terms and in compliance with Applicable Law, including the Code and ERISA.

(g)    All (i) insurance premiums required to be paid with respect to, (ii) benefits, expenses and other amounts due and payable under, and (iii) contributions, transfers or other payments that are required to have been accrued or made to, under, or with respect to any Company Benefit Plan prior to the Closing will have been paid, made or accrued on or before the Closing.

(h)    To the Knowledge of Sellers, no prohibited transaction within the meaning of Code Section 4975 or ERISA Section 406 or 407, and not otherwise exempt under ERISA Section 408, has occurred with respect to any Company Benefit Plan that would reasonably be expected to subject the Company to any material liability.

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(i)    There are no Proceedings pending nor, to the Knowledge of Sellers, threatened with respect to any Company Benefit Plan or the assets of any Company Benefit Plan or any related trust (other than routine claims for benefits). None of the Company Benefit Plans or related trusts have been under audit or, to the Knowledge of Sellers, investigation by the Internal Revenue Service, the Department of Labor, the Pension Benefit Guaranty Corporation or any other Governmental Entity. Within the past three Company Benefit Plan years, neither the Company nor any of its ERISA Affiliates have taken any corrective action or made a filing under any voluntary correction program of the Internal Revenue Service, the U.S. Department of Labor or any other Governmental Entity with respect to any Company Benefit Plan, and to the Knowledge of Sellers, neither the Company nor any of its ERISA Affiliates is aware of any Company Benefit Plan defect that would require correction under any such program.

(j)    Neither the execution and delivery of this Agreement nor the consummation of any of the Contemplated Transactions will accelerate the time of payment or vesting, or increase the amount of compensation due any officer, director, employee, or consultant under any of the Company Benefit Plans except as may occur as the result of a termination of employment or a termination of any Company Benefit Plan or as contemplated by the Change of Control Payments made pursuant to Section 7.07.

(k)    With respect to any insurance policy providing funding for benefits under any Company Benefit Plan, except for incurred but not reported claims, (i) there is no liability of the Company in the nature of a retroactive rate adjustment, loss sharing arrangement or other similar liability, and (ii) no such liability would arise if such insurance policy was terminated in accordance with the terms of the insurance policy (including providing requisite advanced notice of termination) on the Closing Date.

(l)    With respect to each Company Benefit Plan that is a group health plan benefiting any current or former employee of the Company or any other ERISA Affiliate that is subject to Section 4980B of the Code, the Company and each ERISA Affiliate has complied in all material respects with the continuation coverage requirements of Section 4980B of the Code and Part 6 of Subtitle B of Title I of ERISA.

(m)    Each Company Benefit Plan that is subject to the Patient Protection and Affordable Care Act and the guidance issued thereunder (“PPACA”) has been established, maintained and administered in all material respects in compliance with the requirements of PPACA, including notice and coverage requirements, and the Company (i) offers coverage to all Full-Time Employees of the Company that is Affordable and provides Minimum Value in accordance with Section 4980H of the Code and the regulations and guidance issued thereunder, (ii) accurately and timely complied in all material respects with the mandatory employer reporting requirements of Section 6055 and Section 6056 of PPACA, and (iii) is not reasonably expected to owe any excise taxes set forth in Section 4980H of the Code. For purposes of this Section 5.15(m), the terms “Full-Time Employee,” “Affordable” and “Minimum Value” shall have the meanings ascribed to them under PPACA.

(n)    No amount that could be received (whether in cash or property or vesting of property) as a result of any of the transactions contemplated by this Agreement (either alone or in connection with any other event) by any “disqualified individual” (as such term is defined in Treasury Regulation Section 1.280G-1) would be characterized as an “excess parachute payment” (as such term is defined in Section 280G(b)(1) of the Code).

(o)    Each Company Benefit Plan that is subject to Section 409A of the Code has been maintained and administered in all material respects in compliance with the operational and documentary requirements of Section 409A of the Code. The Company does not have any obligation to any Person to provide any “gross-up,” reimbursement or similar payment to any Person in the event any such Company Benefit Plan fails to comply with Section 409A of the Code, or for taxes under Section 4999 of the Code.

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(p)    No Company Benefit Plan is maintained outside of the United States.

5.16      Employees and Labor Matters.

(a)    Section 5.16(a)(i) of the Disclosure Schedule sets forth, as of the Interim Balance Sheet Date, an accurate and complete list of the following with respect to each current employee of the Company (including any employee who is on a leave of absence or on layoff status): (A) name, (B) position, title and full-time or part-time status of each such employee; (C) classification of each employee as either exempt or non-exempt; (D) each employee’s annualized base compensation; (E) whether the employee is receiving workers’ compensation or disability payments; and (F) leave or layoff status, if applicable. Section 5.16(a)(ii) of the Disclosure Schedule sets forth, as of the Interim Balance Sheet Date, an accurate and complete list of the following with respect to each current independent contractor, consultant, or other non-employee, service provider of the Company, in each case, that is a natural person: (A) name; (B) description of services provided; (C) term and status of engagement (including whether the engagement is full-time, part-time, or project-based); (D) compensation terms (including hourly rate, daily rate, or fixed fee arrangement); (E) whether the contractor is currently performing services or is on inactive status; and (F) any written agreement governing the engagement, including its effective date and termination provisions. In the past three (3) years, the Company has properly classified all employees as exempt or non-exempt and all independent contractors as non-employees under Applicable Law, and no circumstances exist that would reasonably be expected to result in any misclassification claim.

(b)    Section 5.16(b) of the Disclosure Schedule accurately identifies each former employee of the Company who is receiving or is scheduled to receive (or whose spouse or other dependent is receiving or is scheduled to receive) any benefits from the Company relating to such former employee’s employment with the Company, and Section 5.16(b) of the Disclosure Schedule accurately describes such benefits. No former employee or contractor of the Company has asserted any claim for severance, termination pay, or other contractual or otherwise legally required post-employment benefits.

(c)    The employment of the employees of the Company is terminable by the Company at will and no employee is entitled to severance pay or other benefits following termination or resignation, except as otherwise provided by Applicable Law. The Company is not now, and has never been party to any union contract, collective bargaining agreement or similar Contract. Sellers have made available to Purchaser accurate copies of all current employment agreements, offer letters, employee manuals and handbooks, disclosure materials, policy statements and other materials relating to the employment of employees of the Company. The Company has paid all wages, salaries, bonuses, commissions, and other compensation due to employees and contractors, and is not liable for any unpaid compensation, vacation, or benefits other than compensation owed and payable in the ordinary course of business.

(d)    To the Knowledge of Sellers: (i) no employee of the Company intends to terminate his or her employment, (ii) no employee of the Company has received an offer to join a business that is competitive with the business of the Company, and (iii) no employee of the Company is a party to or is bound by any confidentiality agreement, noncompetition agreement or other Contract (with any Person) that may have an adverse effect on (A) the performance by such employee of any of his or her duties or responsibilities as an employee of the Company; or (B) the business of the Company. To the Knowledge of Sellers, no employee or contractor is in violation of any restrictive covenant or other obligation that would adversely affect the Company’s business.

(e)    Since January 1, 2023 there has not been any slowdown, work stoppage, labor dispute or, to the Knowledge of Sellers or any similar activity or dispute, affecting the Company or any of its employees, and, to the Knowledge of Sellers, no Person has threatened to commence any such slowdown, work stoppage or labor dispute or any similar activity or dispute. There is no pending or, to the Knowledge of Sellers, threatened claim, audit, or investigation relating to labor or employment matters, including wage and hour, discrimination, harassment, retaliation, or immigration compliance.

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(f)    During the 90-day period prior to the Execution Date, the Company has not terminated any employees. No such termination triggered liability under the WARN Act or any similar state law.

(g)    The Company has at all times in the past five (5) years complied in all material respects with the requirements of all Applicable Law regarding immigration, including but not limited to the requirements under the federal Immigration Reform and Control Act of 1986 regarding verification of employment eligibility, documentation fraud, document retention, non-discrimination, and the prohibition against knowing employment of workers who are not authorized to work in the United States. The Company does not have any employee currently working under, has not sponsored any, has not signed a petition for, nor entered into any Contract related to a visa for any current or past employee, including but not limited to an H-2A or H-2B visa. All current employees are legally authorized to work in the United States.

(h)    The Company is not now, nor has the Company ever been, subject to any collective bargaining obligation with any union or party to any union contract, collective bargaining agreement or similar Contract, and there is no past or pending labor union organizing activity or, to the Knowledge of Sellers, threatened with respect to the Company. Since January 1, 2023, the Company has complied in all material respects with all Applicable Law relating to employment, labor, wages, hours, classification, discrimination, harassment and safety.

5.17    Compliance with Applicable Law. The Company and, to the Knowledge of Sellers, each of its officers, directors, managers, employees, agents, representatives or other Persons acting on behalf of the Company is, and has been at all times during past three (3) years, has been in compliance in all material respects with all Applicable Law and no condition exists that, with notice or lapse of time or both would constitute a violation of any Applicable Law. Since January 1, 2023, the Company has not received any notice (in writing, or to the Knowledge of Sellers, otherwise) from any Governmental Entity or any other Person alleging the violation of, or failure to comply with, any Applicable Law.

5.18      Permits.

(a)    Section 5.18(a) of the Disclosure Schedule sets forth an accurate and complete list of each Permit held by the Company, and Sellers have made available to Purchaser accurate and complete copies of all such Permits including all renewals and all amendments thereof. The Permits (i) are valid and in full force and effect, and (ii) collectively constitute all Permits necessary (A) to enable the Company to conduct its business in all material respects in the manner in which it is presently conducted, (B) to permit the Company to own and use its assets in the manner in which they are currently owned and used, and (C) distribute the Products.

(b)    The Company is, and since January 1, 2022, has been, in compliance in all material respects with all of the Permits. To the Knowledge of Sellers, no event has occurred, and no condition or circumstance exists, that would reasonably be expected to (with or without notice or lapse of time) (i) constitute or result in a violation of or a failure to comply with any term or requirement of any Permit in any material respect, or (ii) result in the revocation, withdrawal, suspension, cancellation, termination or modification of any Permit. The Company has not received any notice (in writing, or to the Knowledge of Sellers, otherwise) from any Governmental Entity or certification body alleging the violation of, or failure to comply with, any term or requirement of any of the Permits applicable to the Company or Products, or regarding the revocation, withdrawal, suspension, cancellation, termination or modification of any of the Permits. The Company is not operating under any consent decree, injunction, corporate integrity agreement, probationary status, or similar undertaking with any Governmental Entity or certification body.

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(c)    There are no pending audits, inspections or notices of intent to audit the Company except for audits or inspections that occur in the ordinary course of business. Since January 1, 2022, the Company has not received any notice (in writing or, to the Knowledge of Sellers, otherwise) from any Governmental Entity regarding any investigation of compliance initiated by a Governmental Entity.

5.19      Environmental Matters.

(a)    Neither the activities carried on by the Company at the facilities or offices located on the Leased Real Property, nor, to the Knowledge of Sellers, such facilities or offices, are in material violation of any Environmental Laws.

(b)    The Company is not in material violation, does not have any unresolved past material violations, nor has the Company received notice (in writing, or to the Knowledge of Sellers, otherwise) of an alleged violation, of Environmental Laws.

(c)    There has been no release, disposal or transportation of, exposure of any Person to, or ownership or operation of any property or facility contaminated by, Hazardous Materials by or on behalf of the Company that requires material cleanup or remediation pursuant to or so as to give rise to material liability under any Environmental Law.

(d)    To the Knowledge of Sellers, the Company is not actually, potentially or allegedly liable under Environmental Laws for any off-site contamination by Hazardous Materials.

(e)    The Company has not received any notice (in writing, or to the Knowledge of Sellers, otherwise) of any past or present events, conditions, circumstances, activities, practices, incidents, actions or plans that have resulted, or would reasonably be expected to result, in any liability of the Company or otherwise that may form the basis of any Proceeding in respect of the Company under any Environmental Law.

(f)    The Company has all Environmental Permits necessary for the conduct of the business of the Company and the Company is in material compliance with its Environmental Permits. The Company is not (and for the past three (3) years has not been) in violation in any material respect of any such Environmental Permit. There is no Proceeding pending (nor, to the Knowledge of Sellers, is threatened in writing) to revoke, cancel, or adversely modify any such Environmental Permit.

5.20     Customers. Section 5.20 of the Disclosure Schedule sets forth an accurate and complete list of the ten (10) largest customers of the Company, as measured by the dollar amount of revenue therefrom during the twelve (12)-month period ending on the Interim Balance Sheet Date (each, a “Material Customer”), including the approximate total revenue by the Company from each such Material Customer during such period. In the past three (3) years prior to the Execution Date, no Material Customer (a) has materially reduced its purchases from the Company or cancelled, suspended or otherwise terminated its relationship with the Company in accordance with the terms of the Contract(s) to which the Material Customer is a party; or (b) has advised the Company (in writing or, to the Knowledge of Sellers, otherwise) of its intention to materially reduce its purchases from, or cancel, suspend or otherwise terminate its relationship with, the Company, or to adversely change the terms upon which it pays for goods or services from the Company. In the past three (3) years prior to the Execution Date, the Company has not received any notice (in writing or, to the Knowledge of Sellers, otherwise), indicating that any Material Customer may cancel, suspend or terminate its relationship with the Company, or materially adversely change the terms or quantities upon which it pays for goods or services from the Company as a result of the consummation of the Contemplated Transactions or otherwise. There are not, and during the three (3) year period prior to the Execution Date have not been, any material shortages or product quality issues that would reasonably be expected to make the Company unable to meet the demands of its Material Customers in a timely manner or otherwise cause deviations from past practice with any Material Customers.

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5.21    Vendors and Suppliers. Section 5.21 of the Disclosure Schedule sets forth an accurate and complete list of the ten (10) largest vendors and/or suppliers of the Company, as measured by the dollar amount of purchases therefrom during the twelve (12)-month period ending on the Interim Balance Sheet Date (each, a “Material Supplier”), including the approximate total purchases by the Company from each such Material Supplier during such period. In the past three (3) years prior to the Execution Date, the Company has not received any notice (in writing or, to the Knowledge of Sellers, otherwise), indicating that any Material Supplier may cancel, suspend or terminate its relationship with the Company or materially adversely change the terms upon which it provides goods or services to the Company as a result of the consummation of the Contemplated Transactions or otherwise. There are not, and during the three (3) year period prior to the Execution Date have not been, any material shortages or product quality issues that would reasonably be expected to make the Material Suppliers unable to meet the demands of the Company or otherwise cause deviations from past practice with any Material Supplier. The Company does not source, procure, or obtain any products, components, raw materials, equipment, or services that are material to the business of the Company from a sole-source supplier or from any supplier as to which the Company lacks a commercially reasonable alternative source. Without limiting the foregoing, the Company is not dependent on any single supplier or limited group of suppliers for any products, components, raw materials, equipment, or services in a manner that would reasonably be expected to result in a material disruption to the Company if such supplier(s) ceased or materially reduced supply.

5.22    Inventory. The Company has good and valid title, free and clear of any Liens, other than Permitted Liens, to all finished goods inventory, raw materials, work-in-process, packaging, labels, supplies, and other inventory of any kind (collectively, “Inventory”) owned, used or held for use, maintained, or stored, by or on behalf of the Company. The Inventory: (a) consists of a quality and quantity usable, merchantable and fit for the purpose for which it was purchased or manufactured; (b) is not damaged, defective, expired or used; and (c) in the case of finished goods, is salable in the ordinary course of business within a reasonable period of time and at normal profit margins, in each case subject to the reserve for Inventory write-down reflected on the Interim Balance Sheet and as adjusted for the passage of time through the Closing Date in the ordinary course of business. The Company records the Inventory in its accounting records at the lower of cost or net realizable value and cost is determined on the weighted average method determined at the specific lot level. The Inventory of the Company set forth in the Financial Statements was properly stated therein in accordance with GAAP applied on a consistent basis with past practice. Adequate reserves have been reflected in the Financial Statements for obsolete, excess, damaged or otherwise unusable Inventory, which reserves were calculated in a manner consistent with past practice and in accordance with GAAP applied on a consistent basis with past practice. The Inventory of the Company constitutes sufficient quantities for the normal operation of the Company’s business in accordance with past practice.

5.23    Affiliate Transactions. No Related Party of the Company, GSC or any Seller (a) is party to any Contract with or provides services to the Company (other than with respect to an officer or director of the Company pursuant to the Organizational Documents of the Company or with respect to an officer, director or employee of the Company pursuant to Company Benefit Plans and Contracts with employees routinely executed in connection with the onboarding process (e.g., confidential information and invention assignment agreements or similar)), in each case as in effect as of the date hereof, (b) has any interest, directly or indirectly (i) in any assets or properties used or held for use by the Company (other than as a holder of Equity Securities of the Company) or (ii) in a supplier, customer, competitor, debtor, lessor or creditor of the Company, (c) is (other than with respect to an employee of the Company pursuant to Company Benefit Plans) owed any amounts by the Company, (d) owes any amount to the Company (including any loans, advances or guarantees in favor of such Related Party), (e) has, directly or indirectly, any material interest in any Person that competes with, or does business with, or has any contractual arrangement with, the Company, or (f) has any material claim or cause of action or other Proceeding against the Company.

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5.24      Food Regulatory Compliance.

(a)    The Company and each Product is, and since January 1, 2022, has been, in compliance in all material respects with all Food Laws administered or issued by the FDA or any Governmental Entity or certification body in jurisdictions where the Company manufactures, processes, packages, holds, distributes, sells, or advertises its Products. Without limiting the generality of the foregoing, the Company and all Products are, and since January 1, 2022, have been: (i) in compliance in all material respects with all applicable federal and state labeling, advertising, and claims substantiation requirements, including all regulations under the Food Laws; (ii) the Company’s and to the Knowledge of Sellers, all of its contract manufacturers,’ manufacturing, processing, packaging, handling and storage practices, and the ingredients and composition for each of the Products, are, and since January 1, 2022, have been, in compliance in all material respects in accordance with all applicable Food Laws and all the terms and requirements of any applicable Contract and all applicable express and implied warranties (except to the extent that reserves therefor have been taken in the Interim Balance Sheet and except for returns of Products in the ordinary course of business); and (iii) in compliance with applicable specifications, limits, and tolerances for heavy metals, contaminants, residues, and hazards under applicable Food Laws (including heavy metals, mycotoxins, pesticide residues, environmental contaminants such as per- and polyfluoroalkyl substances (PFAS) where regulated, microbial pathogens, and foreign materials). None of the Products are, or since January 1, 2022 have been, adulterated, mislabeled or misbranded by or on behalf of the Company, or excluded from interstate commerce under any Food Laws. To the Knowledge of Sellers, no circumstance exists which would, or which would reasonably be expected to, result in the audit, recall, relabeling or repackaging of any Product. The Company has in place all written programs, policies and procedures, and plans required by the Food Safety Modernization Act, including a Foreign Supplier Verification Program that complies in all material respects with all requirements set forth at 21 CFR Part 1, Subpart L, and a Food Defense Plan that complies with all requirements set forth at 21 CFR Part 121, Subpart C.

(b)    (i) There is no Proceeding pending, or to the Knowledge of Sellers, threatened, and (ii) since January 1, 2020, the Company has not received any written notice from the FDA, any other Governmental Entity or any certification body that alleges, in either the case of clause (i) or (ii), that the Company is not in compliance in any material respect with Food Laws. The Company is not subject to any liability arising under an administrative or regulatory action, or commitment made to or with the FDA or any other Governmental Entity or any certification body. Since January 1, 2022, the Company has not received any “warning letters,” “untitled letters”, FDA Form 483, or similar correspondence from the FDA or any other Governmental Entity or any certification body or any other written notice regarding a potential failure of the Company or any Product to comply with any Food Law.

(c)    Since January 1, 2022, no Product has been seized, withdrawn, recalled, detained, refused or subject to a suspension of manufacturing, and there are no facts or circumstances reasonably likely to cause the FDA, any other Governmental Entity, any certification body, or the Federal Trade Commission to request, recommend, or require: (i) any field notification, field correction or safety alert relating to any Product; (ii) a change in the labeling of any Product; or (iii) the seizure, withdrawal, recall, detention, termination, suspension of manufacturing or suspension of marketing of any Product. No Proceedings in the United States or any other jurisdiction seeking the recovery, removal, withdrawal, recall, suspension, import detention, or seizure of any Product are pending or, to the Knowledge of Sellers, threatened against the Company. Since January 1, 2022, no Product manufactured, distributed or sold by the Company has been discontinued (whether voluntarily or otherwise) due to concerns over potential harm to human health or safety.

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(d)    Section 5.24(d) of the Disclosure Schedule sets forth a summary of all returns of any Product in excess of $10,000 by any customer of the Company during the past three years for food safety or quality or Food Law compliance reasons. There are no Proceedings pending or to the Knowledge of Sellers, threatened, against the Company for any warranty obligations relating to the safety of the Products as of the date hereof.

(e)    All Products contain and have since January 1, 2022, contained only ingredients, food additives, color additives, incidental additives or processing aids that are permitted for their intended uses in the jurisdictions where the Products are manufactured and distributed. To the extent that Company relies on conclusions that a substance is Generally Recognized As Safe (GRAS) for its intended uses, such uses are supported by competent and reliable scientific evidence and are in compliance with Food Laws.

(f)    Since January 1, 2022, all Product labels and all promotional and advertising materials created by or for the Company have complied in all material respects with all applicable Food Laws and as required by any certification body and claims made on such promotional and advertising materials created by the Company are substantiated in compliance with applicable Food Laws and as required by any certification body, and the Company has not received written notice of any unfair or deceptive trade practices or false advertising or labeling claims for any Product under the Federal Trade Commission Act or applicable state law equivalents, or any threatened claims, demand letters, National Advertising Division (NAD) proceedings, Lanham Act claims, or consumer class action lawsuits relating to labeling, advertising, or marketing of the Products. All express and implied claims (including “organic,” “non-GMO,” “gluten-free,” “Kosher,” nutrient content claims, structure function claims, and environmental or sustainability claims) in the labeling or advertising of any Product are and, since January 1, 2022, have been truthful, not misleading, and substantiated as required by Applicable Law, including Food Laws, and as required by any certification body.

(g)    The Company and all Products are, and since January 1, 2022, have been in compliance with all settlement agreements or consent judgments the Company is or was subject to, including any such agreement or judgment pursuant to the California Safe Drinking Water and Toxic Enforcement Act of 1986 (“Proposition 65”). All Products that have been required or are required to be labeled with or accompanied by a warning under Proposition 65 are so labeled in compliance with Proposition 65.

5.25    Operations. No Governmental Entity has threatened in writing or, to the Knowledge of Sellers, otherwise to suspend or terminate any of the operations of the Company and, to the Knowledge of Sellers, no event has occurred or circumstances exist that could reasonably be expected to give any Governmental Entity reason or cause to suspend or terminate any of the operations of the Company.

5.26     Banking. Section 5.26 of the Disclosure Schedule sets forth an accurate and complete list of the names and locations of all financial institutions at which a checking account, deposit account, securities account, safety deposit box or other deposit or safekeeping arrangement is maintained by or on behalf of the Company or GSC, and sets forth the numbers or other identification of all such accounts and arrangements and the names of all persons authorized to draw against any funds or property therein. No Person holds a power of attorney to act on behalf of the Company.

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5.27     Bankruptcy. There is no, and there have not been, bankruptcy, insolvency, reorganization or receivership proceedings pending against, being contemplated by, or threatened against the Company.

5.28      International Trade; Sanctions.

(a)    Neither the Company nor any of its officers, directors or employees, nor to the Knowledge of Sellers, any Representative acting on behalf of the Company, is currently, or has been in the last five (5) years: (i) a Sanctioned Person; (ii) organized, resident or located in a Sanctioned Country; (iii) directly or indirectly making any sales to, or engaging in any dealings or transactions with any Sanctioned Person or in any Sanctioned Country, to the extent such activities violate applicable Sanctions Laws or Ex-Im Laws; or (iv) otherwise in violation of applicable Sanctions Laws, Ex-Im Laws, or the anti-boycott laws and blocking statutes, including those administered by the U.S. Department of Commerce and the U.S. Department of Treasury (collectively, “Trade Control Laws”).

(b)    Neither the Company nor any of its officers, directors or employees, nor to the Knowledge of Sellers, any Representative acting on behalf of the Company, has at any time directly or indirectly: (i) offered, promised, given, authorized, or agreed to give any financial or other advantage or inducement to any Person with the intention of influencing (A) any representative of any foreign, federal, state or local Governmental Entity, including any representative of a state-owned entity or a public organization, in the performance of his or her public functions or (B) any other Person (whether or not such Person is the recipient of the advantage or inducement) to perform his, her or its function improperly, or where the acceptance of such advantage or inducement would itself be unlawful; (ii) requested, agreed to receive or accepted any financial or other advantage or inducement where such request, agreement to receive or acceptance would be unlawful; (iii) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign government official or employee; (v) created or caused the creation of any false or inaccurate books and records of the Company, (vi) established or maintained any unlawful fund of corporate monies or other properties; or (vii) otherwise taken any action that would constitute a violation of any Anti-Corruption Law.

(c)    The Company has obtained licenses and permissions as required by, and otherwise have operated and presently operate in compliance with, all Ex-Im Laws and Sanctions Laws.

(d)    In the past five (5) years, neither the Company nor any of its officers, directors or employees, any agent or, to the Knowledge of Sellers, no other third-party Representative acting on behalf of the Company, has received from any Governmental Entity or any other Person any threatened claim, notice, inquiry, or internal or external allegation; made any voluntary or involuntary disclosure to a Governmental Entity; or conducted any internal investigation or audit concerning any actual or potential violation or wrongdoing related to Trade Control Laws or Anti-Corruption Laws.

5.29      Books and Records. The books and records relating to the ownership and operation of the businesses of the Company are in the possession or control of the Company and have been maintained in accordance with Applicable Law. The books and records accurately record all material actions taken by the Company, and true and complete copies of such books and records have been made available to Purchaser.

5.30     Brokers. Except for William Hood & Company, LLC, the Company has not retained any Person to act as a broker or agreed or become obligated to pay, or has taken any action that might result in any Person claiming to be entitled to receive, any brokerage commission, finder’s fee or similar commission or fee in connection with any of the Contemplated Transactions. The Seller Representative (on behalf of Sellers, the Company and GSC) has made available to Purchaser true and complete copies of all Contracts under which any such fees or commissions are payable and all related indemnification and other agreements related thereto.

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5.31     No Other Representations or Warranties. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN ARTICLE IV AND ARTICLE V (AND IN ANY OTHER COLLATERAL AGREEMENT), NONE OF SELLERS, THE COMPANY OR GSC OR ANY OF ITS EQUITYHOLDERS, DIRECTORS, MANAGERS, OFFICERS, EMPLOYEES, AFFILIATES, REPRESENTATIVES OR ADVISORS OR ANY OTHER PERSON HAS MADE, OR SHALL BE DEEMED TO HAVE MADE, ANY REPRESENTATION OR WARRANTY. NOTHING IN THIS SECTION 5.31 WILL LIMIT ANY PERSON’S LIABILITY FOR FRAUD.

ARTICLE VI
REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser hereby represents and warrants to Sellers as follows:

6.01      Authority; Execution and Delivery; Enforceability.

(a)    Purchaser has full Entity power and authority to execute and deliver this Agreement and the Collateral Agreements to which Purchaser is or will be a party and to consummate the Contemplated Transactions. The execution and delivery by Purchaser of this Agreement and the Collateral Agreements to which Purchaser is or will be a party and the consummation by Purchaser of the Contemplated Transactions, have been or will be duly authorized by all necessary Entity action, and, other than the Purchaser Stockholder Approval at the Purchaser Stockholders Meeting, no other action on the part of Purchaser is necessary to authorize the execution, delivery and performance of this Agreement and the Collateral Agreements to which Purchaser is or will be a party and the Contemplated Transactions.

(b)    This Agreement and each of the Collateral Agreements to which Purchaser is or will be a party have been or will be duly executed and delivered with this Agreement. This Agreement, and each of the Collateral Agreements to which Purchaser is or will be a party, constitute the legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except to the extent that their enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and to general equitable principles.

6.02     Noncontravention. Neither the execution and delivery of this Agreement or any of the Collateral Agreements to which Purchaser is a party, nor the consummation or performance of any of the Contemplated Transactions, in any material respect, contravene, conflict with or result in a violation of (a) any other Applicable Law or any Judgment to which Purchaser is subject; (b) the provisions of any Contract to which Purchaser is subject; or (c) the provisions of the Organizational Documents of Purchaser, except in the case of clauses (i) and (ii), such matters that would not, individually or in the aggregate, have a material adverse effect on the ability of Purchaser to perform its obligations under this Agreement or the Collateral Agreements or to consummate the Contemplated Transactions.

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6.03     Solvency. Assuming (a) the truth and accuracy of the representations and warranties contained in Article IV and Article V of this Agreement (without regard to any qualifications as to materiality, “Material Adverse Effect”, knowledge or similar qualification in such representation and warranty), (ii) the conditions to Closing set forth in Article VIII are satisfied, and (iii) immediately prior to the Closing, the Company is Solvent, then on the Closing Date immediately after giving effect to the consummation of the Contemplated Transactions, each of Purchaser and the Company will be Solvent. “Solvent” means that, with respect to any Person as of any date of determination: (a) the “present fair sizeable value” of its assets, as of such date, will not be less than the sum of all “liabilities of such Person, contingent or otherwise,” as of such date, as such quoted terms are generally determined in accordance with Applicable Law governing determinations of the insolvency of debtors, (b) the “present fair saleable value” of its assets will, as of such date, not be less than the amount required to pay its probable liability on its debts as they become absolute and matured, (c) such Person will not have, as of such date, unreasonably small amount of capital with which to engage in its business, and (d) such Person will not have incurred and will not plan to incur debts beyond its ability to pay as they become absolute and matured.

6.04      Judgments. There are no outstanding Judgments to which Purchaser is a party or is subject that prohibits or impairs the ability of Purchaser to consummate the Contemplated Transactions.

6.05      Sufficient Funds. On the Closing Date and upon receipt of funds from Nexus pursuant to the Nexus Investment Agreement on or prior to such date, Purchaser will have sufficient funds, in an account at a financial institution located in the United States to make the payments required pursuant to Section 3.02(a) and to perform its obligations with respect to the Contemplated Transactions.

6.06     Acquisition of Equity for Investment. Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of Purchaser’s acquisition of the Purchased Securities. Purchaser confirms that it can bear the economic risk of its investment in the Purchased Securities and can afford to lose its entire investment in the Purchased Securities, and Sellers have provided Purchaser the opportunity to ask questions of the Representatives of GSC and the Company and to acquire additional information about the business and financial condition of GSC and the Company. Purchaser is acquiring the Purchased Securities for investment and not with a view toward or for sale in connection with any distribution thereof, or with any present intention of distributing or selling such Purchased Securities. Purchaser agrees that the Purchased Securities may not be sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of without registration under the Securities Act, except pursuant to an exemption from such registration available under the Securities Act.

6.07     Brokers. Purchaser has not retained any Person to act as a broker or agreed or become obligated to pay, or has taken any action that might result in any Person claiming to be entitled to receive, any brokerage commission, finder’s fee or similar commission or fee in connection with any of the Contemplated Transactions for which Sellers could become liable or obligated.

6.08     Purchaser Board Approval. The Purchaser Board, by written consent or by resolutions duly adopted at a meeting of the Purchaser Board, duly called and held and, not subsequently rescinded or modified in any way, has (a) determined that this Agreement and the Contemplated Transactions, upon the terms and subject to the conditions set forth herein, and in the Collateral Agreements, are in the interests of Purchaser, (b) approved and declared advisable this Agreement, the Collateral Agreements to which Purchaser is a party, and each of the Voting Agreements, including the execution, delivery, and performance thereof, and the consummation of the Contemplated Transactions, upon the terms and subject to the conditions set forth herein and therein, (c) directed that the issuance of Purchaser’s Series A Convertible Preferred Stock, par value $0.001 per share (the “Purchaser Preferred Stock”), to Nexus pursuant to that certain Investment Agreement, dated as of the Execution Date, by and between Purchaser and Gateway Superfood NSSIII Investment, LLC and Gateway Superfood NSSIV Investment, LLC (the “Nexus Investment Agreement” and such issuance, the “Purchaser Stock Issuance”) be submitted to a vote of the stockholders of Purchaser for approval (including pursuant to any applicable provisions of the NRS and applicable exchange rules and regulations) at the Purchaser Stockholders Meeting, and (d) resolved to recommend that the stockholders of Purchaser vote in favor of approval of the Purchaser Stock Issuance (the “Purchaser Board Recommendation”).

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6.09    Financing. Purchaser has obtained a commitment for financing pursuant to the terms of the Nexus Investment Agreement in an amount sufficient to pay the Base Purchase Price. The Nexus Investment Agreement, a copy of which is attached hereto as Exhibit C, is in full force and effect, has not been amended, withdrawn or terminated, and is enforceable in accordance with its terms, subject only to conditions expressly set forth therein. Purchaser has delivered to Sellers a true and complete copy of the Nexus Investment Agreement.

6.10     Voting Agreements. Concurrently with the execution and delivery of this Agreement, certain stockholders of Purchaser set forth on Schedule 6.10, in each case, in such individual’s capacity as a stockholder of Purchaser, have each entered into voting and support agreements in the form attached hereto as Exhibit D, of which, accurate and complete copies of such executed versions have been delivered to the Seller Representative (collectively, the “Voting Agreement”). Each Voting Agreement is in full force and effect, has not been amended, withdrawn or terminated, and is enforceable in accordance with its terms, subject only to conditions expressly set forth therein.

6.11      Independent Investigation.

(a)    Purchaser has conducted its own independent review, investigation and analysis of, and, based thereon, has formed an independent judgment concerning, the Company and GSC and their respective businesses. In entering into this Agreement, Purchaser has relied solely upon its own investigation and analysis and the representations and warranties of Sellers set forth in Article IV and Article V of this Agreement and in the other Collateral Agreements, and Purchaser acknowledges and agrees that, except for the representations and warranties of Sellers set forth in Article IV and Article V of this Agreement and in the other Collateral Agreements, none of Sellers, the Company, GSC or any of their respective Affiliates or Representatives or any other Person has made any other representation or warranty, either express or implied, either written or oral, with respect to the Company, GSC, their respective businesses or the Contemplated Transactions, including (i) any financial projection or forecast relating to the Company, (ii) the effect of any change in Applicable Law (including federal or state regulations) after the Execution Date, (iii) merchantability, (iv) fitness for any particular purposes, (v) the viability or likelihood of success of the business of the Company, or (vi) any other information made available, whether pursuant to any presentation made regarding the Company, pursuant to any electronic or physical delivery of documentation or other information, or otherwise, to Purchaser, its Affiliates and their respective Representatives. Purchaser hereby disclaims any reliance upon any such other representations and warranties. Nothing in this Section 6.11 shall abridge or limit any right of Purchaser to make a claim for Fraud or pursue any remedy in connection therewith.

(b)    In connection with Purchaser’s investigation of the Company and the business conducted by and the assets of the Company, Purchaser has received from or on behalf of Sellers and the Company certain estimates, forecasts, plans and financial projections. Purchaser acknowledges that there are uncertainties inherent in attempting to make such estimates, forecasts, plans and financial projections, that Purchaser is familiar with such uncertainties, that Purchaser is taking full responsibility for making its own evaluation of the adequacy and accuracy of all estimates, forecasts, plans and financial projections so furnished to it (including the reasonableness of the assumptions underlying such estimates, forecasts, plans, and financial projections), and that Purchaser shall have no claim against Sellers, the Company or any of their respective Representatives or Affiliates with respect thereto. Purchaser acknowledges and agrees that Sellers make no representation or warranty with respect to such estimates, forecasts, plans and financial projections (including any such underlying assumptions).

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6.12    No Other Representations or Warranties. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN ARTICLE VI (AND IN ANY OTHER COLLATERAL AGREEMENT), NONE OF PURCHASER OR ANY OF ITS EQUITYHOLDERS, DIRECTORS, MANAGERS, OFFICERS, EMPLOYEES, AFFILIATES, REPRESENTATIVES OR ADVISORS OR ANY OTHER PERSON HAS MADE, OR SHALL BE DEEMED TO HAVE MADE, ANY REPRESENTATION OR WARRANTY. NOTHING IN THIS SECTION 6.12 WILL LIMIT ANY PERSON’S LIABILITY FOR FRAUD.

ARTICLE VII
COVENANTS

7.01      Interim Operations.

(a)    Between the Execution Date and the Closing Date or the earlier termination of this Agreement in accordance with Article IX (the “Interim Period”), except (y) as set forth on Section 7.01 of the Disclosure Schedule or (z) as otherwise expressly contemplated or required by this Agreement, unless Purchaser has previously expressly consented in writing or to the extent required by Applicable Law, each Seller will, and will cause the Company and GSC to, (i) conduct its operations in the ordinary course of business and in accordance with Applicable Law, (ii) use commercially reasonably efforts to preserve and maintain the current business, assets, properties, organization and goodwill of the Company and GSC, (iii) maintain books, accounts and records of the Company and GSC in accordance with past practice, and (iv) use commercially reasonable efforts to preserve and maintain the present relationships with customers, suppliers, Governmental Entities, lenders and others having business dealings with the Company and/or GSC.

(b)    Without limiting the foregoing, during the Interim Period, except (y) as set forth on Section 7.01 of the Disclosure Schedule or (z) as otherwise expressly contemplated or required by this Agreement, unless Purchaser has previously expressly consented in writing or to the extent required by Applicable Law, Sellers shall not, and shall cause the Company and GSC not to, do any of the following:

(i)     make any amendment, modification, change to the Organizational Documents of the Company or GSC (or waive compliance with any material provision thereof);

(ii)    (A) authorize, issue, pledge, suffer any new security interests on, assign, transfer, or sell any Equity Securities of the Company or GSC or other rights to purchase or otherwise acquire for any such Equity Securities of the Company or GSC or (B) split, combine, redeem, recapitalize, reclassify or subdivide any Equity Securities of the Company or GSC or make any commitments to do any of the foregoing with respect to any Equity Securities;

(iii)    sell, assign, transfer, license (other than granting non-exclusive licenses to customers (including retailers and distributors) in the ordinary course of business), sublicense, abandon, allow to lapse or expire, or otherwise dispose of, or fail to enforce, maintain, or protect any material Company Intellectual Property or amended or modified in any material respect any existing Contract or rights with respect to any material Company Intellectual Property;

(iv)   (A) merge or consolidate with any other Person, (B) acquire any Equity Securities, business, line of business, other business organization or division thereof, or all or substantially all of the assets, of another Person, in a single transaction or a series of related transactions; (C) make any investment in any other Person or business; (D) enter into any joint venture, partnership or similar venture with any Person (E) restructure, reorganize or adopt a plan or agreement of liquidation, dissolution, merger, consolidation or other reorganization, or (F) dispose of, lease, transfer, surrender, abandon, waive, lapse, or release any asset, right, claim, debt or property, tangible or intangible of the Company or GSC which is material to the business as a whole;

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(v)    amend or modify in any material respect (excluding payment terms that are modified in the ordinary course of business), cancel, terminate or initiate the termination of, or waive or assign any material right, claim or benefit under, any Material Contract (excluding any related purchase order in the ordinary course of business) or enter into a Contract which, had it been entered into prior to the Execution Date, would have been a Material Contract;

(vi)   (A) accelerate the collection of or discount of accounts receivable, (B) delay the payment of accounts payable or accrued expenses, (C) delay the purchase of supplies or delay capital expenditures, repairs or maintenance, in each case, in a manner that is inconsistent with the Company’s and GSC’s past practice, or (D) take any action or fail to take any action that has or had, or would reasonably be expected to have, the effect of accelerating to the period prior to the Closing, sales to customers or others that would reasonably be expected to occur after the Closing in the ordinary course of business;

(vii)    grant or announce any new award of, increase the amount of, or accelerate of the timing of funding, payment or vesting of, any cash, equity or equity-based incentive, severance, change in control, retention, transaction or other bonus, salary, or other compensation or benefit of any current or former employee, officer, director, or other individual service provider of the Company or GSC other than as required by Applicable Law, any existing agreement in effect as of the Execution Date and set forth on Section 5.15(a) of the Disclosure Schedule, or the existing terms of any Company Benefit Plan in effect as of the Execution Date and set forth on Section 5.15(a) of the Disclosure Schedule;

(viii)   other than as required by Applicable Law, enter into, establish, adopt, terminate, amend or modify any Company Benefit Plan or any other benefit or compensation plan, policy, program, contract, agreement or arrangement that would be a Company Benefit Plan if in effect as of the Execution Date;

(ix)   (A) hire, promote or engage, or otherwise enter into any employment or consulting agreement or arrangement with any individual, or (B) terminate, other than for cause, the employment or service of any current or former employee, officer, director or other service provider;

(x)    (A) modify, extend, negotiate, terminate or enter into any collective bargaining agreement or other Contract with any labor organization, union, works council, employee representative body or similar organization or (B) recognize or certify any labor union, labor organization, works council or group of employees as the bargaining representative for any employees of the Company;

(xi)    implement or announce any employee layoffs, furloughs, reductions in force, plant closings, reductions in compensation or other similar actions that would trigger notice obligations under the WARN Act;

(xii)   waive or release any noncompetition, non-solicitation, nondisclosure or other restrictive covenant obligation of any current or former employee or independent contractor of the Company;

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(xiii)   (A) make (outside the ordinary course of business), change or rescind any election relating to Taxes; (B) adopt, change or revoke any material method of Tax accounting, except as required by GAAP; (C) settle or compromise any U.S. federal, state or local or non-U.S. Tax liability, claim, dispute or assessment; (D) amend any Tax Return; (E) enter into any closing agreement or similar agreement with any Taxing Authority; (F) waive or consent to an extension of a statute of limitations period applicable to any Tax claim, assessment or deficiency; (G) fail to pay any Tax when due and payable or otherwise incur any penalties or interest in respect of any Tax; or (H) surrender any right to claim a material Tax refund or surrender any other Tax asset;

(xiv)   except to the extent necessary in connection with the filing of the Preliminary Proxy Statement or the Definitive Proxy Statement, make any material change to the accounting methods, principles or practices of the Company or GSC, except as may be required by this Agreement, GAAP or changes in Applicable Law;

(xv)    (A) other than draws on the Company’s current line of credit, issue, create, incur, assume, guarantee, endorse, refinance or otherwise become liable or responsible with respect to (whether directly, contingently or otherwise) any indebtedness for borrowed money, (B) cancel, compromise or modify, in any material respects, the terms of any material indebtedness or (C) make any investments in or loans to or enter into or modify any Contract with any Related Party;

(xvi)   subject to any Lien or otherwise encumber or permit, allow or suffer to be encumbered, (A) any of the material properties or material assets owned, used or occupied by the Company, other than a Permitted Lien or (B) the Equity Securities of the Company or GSC, other than restrictions imposed on transfer under applicable federal and/or state securities laws or regulations;

(xvii)    settle or compromise any pending or threatened Proceeding against the Company or GSC (or for which the Company or GSC would be financially responsible), whether or not commenced prior to the Execution Date, other than settlements of any pending or threatened Proceeding in the ordinary course of business providing solely for payment of amounts less than $200,000 in cash individually, or $250,000 in the aggregate (net of any amounts covered by insurance); provided, that no settlement of any pending or threatened Proceeding may involve any injunctive or equitable relief, or impose material restrictions on the Company or GSC, or admit wrongdoing, or be with respect to a criminal matter;

(xviii)   enter into any commitment for capital expenditures of the Company or GSC in excess of $50,000 in the aggregate;

(xix)    enter into any agreement or arrangement that would purport to bind or impose a restrictive covenant on (other than customary confidentiality obligations), or otherwise materially limit the operations of, Purchaser or any of its Affiliates following the consummation of the Closing (including the Company and/or GSC);

(xx)    except to a Person that is subject to confidentiality, non-disclosure and non-use obligations in favor of the Company, divulge, furnish to or make accessible, or subject to any obligation to divulge, furnish or make accessible, any Trade Secrets of the Company to any Person;

(xxi)    cause or allow any Permit to be cancelled, revoked, terminated, or suspended; or

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(xxii)   agree to take any of the actions described in clauses (i) through (xxi) above.

7.02    Access and Information. During the Interim Period, to the extent reasonably requested by Purchaser, subject to any Applicable Law, upon reasonable prior notice and under reasonable circumstances, Sellers shall at Purchaser’s sole cost and expense (except as otherwise set forth in this Agreement and assuming such costs and expenses are reasonable) (a) afford Purchaser and its Representatives reasonable access to the properties, books, data, files, information and records of the Company and GSC (including, for the avoidance of doubt, Tax Returns and other information and documents relating to Tax matters), (b) furnish Purchaser and its Representatives with copies of all such Contracts, books and records and other existing documents and data as Purchaser and/or its Representatives may reasonably request; (c) make available during normal business hours to Purchaser and/or its Representatives the appropriate individuals (including management personnel, attorneys, accountants and other professionals) for discussion of the Company’s business, properties and personnel as Purchaser may reasonably request; and (d) furnish to Purchaser such additional financial and other information regarding the Company and GSC as Purchaser may from time to time reasonably request (including, for the avoidance of doubt, Tax Returns and other information and documents relating to Tax matters that are reasonably available to the Company); provided, however, that such access shall not extend to any information that (i) is subject to applicable privileges (including the attorney-client privilege) or (ii) which may not be disclosed pursuant to Applicable Law or contractual confidentiality obligations (provided, Sellers shall inform Purchaser of the general nature of the document or information being withheld and use commercially reasonable efforts to allow for such access or disclosure in a manner that does not reasonably likely violate any Applicable Law, or contractual confidentiality obligations or result in the loss of such privilege); provided, further, that such access or request shall not unreasonably interfere with the business or operations of Sellers or any of their respective Affiliates; provided, further that, Purchaser will not be entitled to access to any documents, materials, communications, analyses, and other information relating to offers, indications of interest or bids received from others in connection with the Contemplated Transactions. All requests for information made pursuant to this Section 7.02 shall be directed to the Seller Representative, and Purchaser shall not directly or indirectly contact any Representative of Sellers, the Company, GSC or any of their respective Affiliates without the prior approval of such designated Person or Persons. Purchaser further agrees to comply fully with all rules, regulations and instructions issued by Sellers, the Company, GSC and their respective Affiliates or other Persons in respect of Purchaser’s or its Representatives’ actions while upon, entering or leaving any properties of Sellers or the Company.

7.03    No Shop. During the Interim Period, each Seller shall, and shall cause the Company and GSC not to, and shall cause their respective Affiliates and its and their Representatives not to, directly or indirectly, (a) solicit, initiate, facilitate, undertake, authorize, propose, enter into or encourage the submission of any proposal or offer from any Person (other than Purchaser and its Affiliates and Representatives) relating to the acquisition of the Purchased Securities or any portion of the business, properties or assets of the Company (including any acquisition structured as a merger, consolidation, joint venture, stock exchange or other transaction) or similar transactions involving the Company with any Person (each, an “Acquisition Proposal”), (b) recommend for approval or authorize the entry of, or enter into or propose to enter into, any agreement with respect to any Acquisition Proposal or enter into any agreement requiring Sellers, the Company or GSC to abandon, terminate or fail to consummate the Contemplated Transactions; or (c) engage, initiate or participate in any way in any negotiations or discussions with, or furnish or cause to be furnished to any Person (other than Purchaser and its Affiliates and Representatives) any information with respect to the business, operations, properties or assets of the Company for the purpose of encouraging or soliciting an Acquisition Proposal or assist or participate in, or facilitate in any other manner any effort or attempt by any Person to pursue any Acquisition Proposal. The Seller Representative (on behalf of Sellers) shall instruct William Hood & Company, LLC and its other Representatives to immediately cease and cause to be terminated any existing discussions or negotiations with any Persons (other than Purchaser and Affiliates and Representatives) conducted heretofore with respect to any Acquisition Proposal. Without limitation of the foregoing, prior to the Closing, each Seller, the Company and GSC shall request the return or destruction of any confidential information shared in connection with such discussions or negotiations (subject to any exceptions set forth in the applicable non-disclosure or confidentiality agreement) and terminate access to any data rooms by such Persons and their Representatives (other than Purchaser or an Affiliate or Representative of Purchaser).

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7.04     Publicity. Purchaser and the Seller Representative shall consult with each other before issuing any press release or making any public statement with respect to this Agreement and none of the Parties shall issue any such press release or make any such public statement without the prior written consent of the other Party, which shall not be unreasonably withheld, conditioned or delayed, except as such release or announcement may be required by Applicable Law, including the Applicable Law of any United States or foreign securities exchange, in which case the Party proposing to issue such press release or make such public statement shall use its commercially reasonable efforts, consistent with such Applicable Law or securities exchange rules, to consult with the other Party with respect to the text thereof prior to making such press release or public statement. Notwithstanding anything set forth in this Agreement to the contrary, Sellers and their Affiliates may notify their investors, if applicable, of the financial terms of the Contemplated Transactions.

7.05    Employees. In the event Purchaser or its Affiliates cause the Company to fail to retain a sufficient number of employees, or fail to provide sufficient compensation and benefits, or effectuate terminations or layoffs after the Closing, in each case such that there is deemed to be an employment loss or layoff triggering notice requirements and/or liability under the WARN Act, Purchaser shall be responsible for all liabilities and obligations arising under or pursuant to the WARN Act, including any and all damages, fines, penalties, attorneys’ fees and costs thereunder. Purchaser’s liability under this provision includes employees terminated by the Company prior to the Closing Date who become entitled to WARN Act notice through aggregation with employees who suffer an employment loss or layoff on the Closing Date or thereafter. Purchaser and its Affiliates shall be solely responsible for any and all liabilities, claims and obligations of any kind arising out of the employment (or termination of employment, whether actual or constructive) of employees arising on and after the Closing Date. For purposes of this provision, the “WARN Act” means Worker Adjustment Retraining and Notification Act, 29 U.S.C. § 2101 et seq., and the regulations promulgated thereunder, as well as any state or local Applicable Law of similar effect.

7.06      D&O Tail Policy; Indemnification.

(a)    Prior to the Closing, the Company shall purchase a six (6) year “tail” prepaid directors’ and officers’ liability insurance policy and/or fiduciary liability insurance policy (the “D&O Tail Policy”), to be effective as of the Closing, providing for a claims period of six (6) years after the Closing, with at least the same coverage and amount, and containing terms and conditions that are not less advantageous to, each Person who is now, or has been at any time prior to the Closing Date, an officer or director of the company as the Company’s existing policies with respect to claims arising out of or relating to events which occurred before or at the Closing (including in connection with the Contemplated Transactions). The Company shall pay 100% of the cost of the D&O Tail Policy and such costs, to the extent not paid prior to Closing, shall be included in the determination of Seller Transaction Expenses.

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(b)    For a period of six years after the Closing Date, the Company will, and Purchaser shall cause GSC and the Company, as applicable, to, (a) indemnify and hold harmless, against any costs or expenses (including attorneys’ fees), judgments, fines, losses, claims, damages, or liabilities incurred in connection with any Proceeding, and provide advancement of expenses to, all past and present directors, officers, employees, and agents of GSC and the Company (in all of their capacities), to the same extent such persons are indemnified or have the right to advancement of expenses as of the Closing Date by GSC and the Company pursuant to the Organizational Documents of each of them and written indemnification agreements, in each case, as provided to Purchaser prior to the Execution Date and in existence on the Execution Date, with any managers, officers, and employees of GSC and the Company, as applicable, and to the fullest extent permitted by Applicable Law, in each case, for acts or omissions at or prior to the Closing Date (including acts or omissions occurring in connection with the approval of this Agreement and the consummation of the Contemplated Transactions); and (b) to the extent permitted by Applicable Law, include and cause to be maintained in effect in the Organizational Documents of GSC and the Company, as applicable, for a period of six years after the Closing Date, the current provisions regarding elimination of liability of directors, indemnification of officers, directors, and employees and advancement of expenses contained in the Organizational Documents of GSC and the Company, as applicable. Except as required by Applicable Law, the obligations of Purchaser and the Company following the Closing under this Section 7.06(b) shall not be terminated or modified in such a manner as to adversely affect any director or officer to whom this Section 7.06(b) applies without the consent of such affected director or officer. In the event Purchaser, the Company or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or Entity in such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any other Person, then, in either such case, proper provision shall be made so that the successors and assigns of Purchaser or the Company, as the case may be, shall assume the obligations of this Section 7.06(b).

7.07     Change of Control Payments. Purchaser shall use commercially reasonable efforts to cause the Payroll Company to complete a special payroll on the Closing Date or within five (5) Business Days thereafter for the purposes of delivering the Change of Control Payments to the employees of the Company entitled to receive a Change of Control Payment and identified in the Estimated Closing Statement. Without limiting the generality of the foregoing, (a) Purchaser shall, and shall cause the Company and their respective Representatives to, provide any information or assistance reasonably requested by the Payroll Company in connection with the distribution of the Change of Control Payments, and (b) in no event shall Purchaser, its Affiliates or any of their respective Representatives interfere with, prevent or seek to prevent, the payment of the Change of Control Payments by the Payroll Company. Purchaser and the Company shall have no obligation to make any payment or withhold any amount with respect to any Change of Control Payment except as set forth on the Estimated Closing Statement and funded in connection with the Closing pursuant to Section 3.02(a)(ii) and in compliance with this Section 7.07, and Sellers shall indemnify and hold harmless the Company against any claim or liability for any Change of Control Payment not so paid in connection with the Closing to the extent arising from pre-Closing arrangements or obligations.

7.08      Tax Matters.

(a)    Sellers shall prepare and file, or cause to be prepared and filed, when due all Tax Returns required to be filed by GSC and the Company prior to the Closing Date, and state and federal income Tax Returns of GSC and the Company for the income Tax periods ending on the Closing Date (“Pre-Closing Returns”), and shall timely pay any and all Taxes shown due on such returns except to the extent such Taxes were included in the Closing Indebtedness. All such Pre-Closing Returns shall be prepared in a manner consistent with prior practice. Purchaser shall prepare and file, or cause to be prepared and filed, all Tax Returns of GSC and the Company other than Pre-Closing Returns. With respect to Tax Returns which are required to be prepared and filed by Sellers after the Closing Date and which relate to Pre-Closing Tax Periods, Sellers shall deliver to Purchaser copies of all such Tax Returns no later than 30 days prior to the due date (including extensions validly obtained), and shall not file any such Tax Returns without first obtaining the prior written consent of Purchaser, which shall not be unreasonably withheld, conditioned or delayed. With respect to income Tax Returns which are required to be prepared and filed by Purchaser after the Closing Date and which relate to Pre-Closing Tax Periods (including Straddle Periods), Purchaser shall deliver to the Seller Representative copies of all such Tax Returns no later than 30 days prior to the due date (including extensions validly obtained), and shall not file any such Tax Returns without first obtaining the prior written consent of the Seller Representative, which shall not be unreasonably withheld, conditioned or delayed.

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(b)    Other than any credit or other commercial agreement entered into in the ordinary course of business, the principal purpose of which is not the allocation of Taxes, all Tax Sharing Agreements or similar agreements with respect to or involving GSC or the Company shall be terminated as of the Closing Date and, from and after the Closing Date, neither Sellers, GSC nor the Company shall be obligated to make any payment to any Person pursuant to any such agreement or arrangement, and all other rights and obligations resulting from any such agreement or arrangement shall cease.

(c)    If GSC or the Company is permitted but not required under applicable state or local income Tax laws to treat the Closing Date as the last day of a taxable period, then the Parties shall treat that day as the last day of a taxable period. To the extent permitted by Applicable Law, Purchaser will take all actions necessary and appropriate to cause the end of the income Tax year for GSC that began on January 1, 2025 to occur on the Closing Date (by causing GSC to become a part of the consolidated income Tax filing group of Purchaser).

(d)    In the case of Taxes arising in any taxable period that includes, but does not end on, the Closing Date (a “Straddle Period”), the amount of any Taxes based upon the income, sales, margins or receipts and any other similar Taxes, attributable to the portion of the Pre-Closing Tax Period shall be determined on the basis of an interim closing of the books as of the close of business on the Closing Date, and the amount of property, ad valorem or similar Taxes attributable to the Pre-Closing Tax Period shall equal the amount of such Tax for the entire Straddle Period multiplied by a fraction, the numerator of which is the number of days in the Straddle Period ending on and including the Closing Date, and the denominator of which is the total number of days in the Straddle Period. Tax deductions of GSC and the Company (including those attributable to depreciation, amortization, capitalized fees, interest and original issue discount) (the “Transaction Tax Deductions”), which arise out of or relate to the following shall be allocated to Pre-Closing Tax Periods to the extent permitted by Applicable Law on a more-likely-than-not basis and shall be reflected on the Pre-Closing Return of GSC or the Company, as applicable, consistent with Treasury Regulation 1.1502-76(b)(2)(vi) and Proposed Treasury Regulation 1.706-1(c)(2)(iii): (i) payment or accrual of any Seller Transaction Expenses and Change of Control Payments, and (ii) payment of any Indebtedness (including deductions attributable to capitalized fees, interest and original issue discount) on or around the Closing Date. No Party shall apply, or allow GSC to apply, the “next day rule” under Treasury Regulation Section 1.1502-76(b)(1)(ii)(B) in connection with Transaction Tax Deductions. Unless otherwise requested by the Seller Representative, the Parties shall cause the Company or GSC, as applicable, to make the election permitted in Revenue Procedure 2011-29, to treat 70% of any success-based fees that were paid or accrued by or on behalf of the Company or GSC in connection with the Contemplated Transactions as an amount that did not facilitate the Contemplated Transactions and therefore as deductible in a Pre-Closing Tax Period for federal income Tax purposes. No Party shall permit any election to be made under Treasury Regulation Section 1.1502-76(b)(2) (or any similar provision of state, local, or non-U.S. law) to ratably allocate items incurred by GSC. For purposes of allocating the items of income, gain, loss, deduction and credit of the Company for the Tax year that includes the Closing Date, the income, gain, loss, deduction and credit to be reported on the Pre-Closing Return of GSC will be determined based upon a hypothetical closing of the books as of the Closing Date, consistent with Treasury Regulation 1.1502-76(b)(2)(vi)(A).

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(e)    After the Closing, Sellers and Purchaser shall cooperate and shall cause their respective Affiliates to cooperate with GSC and the Company, and with each other, in connection with the preparation of any Tax Return, any refund claim or any Tax audits, Tax disputes or administrative, judicial or other proceedings related to any Taxes (each, a “Tax Controversy”) with respect to the activities or filings of GSC or the Company. Such cooperation shall include the retention and (upon the other Party’s reasonable request) the provision of records and information, including work papers of GSC, the Company and their respective auditors, but excluding records and information that are protected by recognized professional privilege, related to Pre-Closing Tax Periods of GSC and the Company, which are reasonably relevant to any Tax Returns, claims for refund, or any Tax Controversy. For the avoidance of doubt, Sellers shall cooperate and provide information to Purchaser regarding the origination, the amounts, character, and expiration periods of GSC’s net operating loss carryforwards for state income Tax purposes and any limitations applicable thereto, and identify whether such amounts arise on a separate-company, combined, consolidated, or unitary basis, as applicable.

(f)    If, after the Closing Date, GSC, the Company, Purchaser or Sellers receives any document with respect to the Tax matters of GSC or the Company that could affect the other Parties, the Party receiving such document shall supply a copy of such document to the potentially affected Party within seven calendar days of receipt. For this purpose, such Tax documents shall include requests for information, notices of proposed adjustment, revenue agent’s reports or similar reports and notices of deficiency. Any information provided or obtained under this paragraph shall be kept confidential, except as may otherwise be necessary in connection with the filing of a Tax Return, refund claims, or any Tax Controversy, or as required by Applicable Law.

(g)    After the Closing Date, the Seller Representative shall have the right to (i) control, at its expense (on behalf of Sellers), any Tax Controversies that solely relate to any Taxes of GSC or the Company attributable to a Pre-Closing Tax Period for which Sellers or their direct or indirect equity owners will fully bear the liability associated with such Tax Controversies (including under pursuant to this Agreement), (ii) employ counsel and other advisors of their choice at their expense and to control the conduct of such Tax Controversy, including settlement or other disposition thereof; provided, however, that Sellers shall timely notify Purchaser of any material actions or developments in connection with any such Tax Controversy, Purchaser shall have the right to participate in (but not control) any such Tax Controversy at Purchaser’s own expense and Sellers shall not settle or conclude any such Tax Controversy without the consent of Purchaser, which shall not be unreasonably withheld, conditioned or delayed. Purchaser shall control all other Tax Controversies, including any Tax Controversy with respect to Taxes for a Straddle Period of GSC or the Company, provided that Purchaser shall pay for the expenses of Purchaser to the extent that such Tax Controversy relates to a Pre-Closing Tax Period, Purchaser shall timely notify Sellers Representative of any material actions or developments in any such Tax Controversy, Sellers shall have the right to participate in (but not control) any such Tax Controversy at their own expense and Purchaser shall not settle or conclude any such Tax Controversy without the consent of the Seller Representative, which shall not be unreasonably withheld, conditioned or delayed.

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(h)    All refunds of Taxes of GSC or the Company (including with respect to any over-payment of estimated Taxes) for any Pre-Closing Tax Period (or of Taxes relating to the portion of a Straddle Period ending on the Closing Date as determined in accordance with the same principles provided for in Section 7.08(d)) (to the extent such refund is in the form of cash actually received or a credit in lieu Taxes otherwise payable) and net of (i) any costs expended by Purchaser related to obtaining such refunds and (ii) any amounts already taken into account in the calculation of the Estimated Net Purchase Price shall be paid by Purchaser to Sellers in a timely manner. Purchaser shall cooperate with the Seller Representative, at Sellers’ sole expense in the filing of any claim for a refund of Taxes to which Sellers are entitled pursuant to this Agreement. To the extent that Purchaser, its Affiliates, GSC or the Company realizes a refund that is the property of Sellers within two (2) years following the Closing Date, Purchaser shall pay the amount of such refund (and any interest received from the applicable Taxing Authority) to Encore by wire transfer of immediately available funds. Notwithstanding the foregoing, Purchaser shall not be required to pay any amount to Sellers with respect to a Tax refund pursuant to this Section 7.08(h) to the extent such refund is attributable to the carrying back of any net operating loss deduction or similar Tax attribute that was realized in a taxable period or portion thereof beginning after the Closing Date. To the extent that GSC has paid estimated income Taxes for any Pre-Closing Tax Period and the amount of the estimated income Taxes that were paid with respect to such Pre-Closing Tax Period exceeds the amount of the estimated income Tax liability with respect to such Pre-Closing Tax Period (taking into account the Transaction Tax Deductions), at the Seller Representative’s request and Sellers’ sole expense, Purchaser shall prepare or cause to be prepared, and cause to be filed and prosecuted on behalf of GSC, IRS Form 4466 (Corporation Application for Quick Refund of Overpayment of Estimated Tax) with any other IRS forms as may be reasonably necessary (including IRS Form 8302 (Electronic Deposit of Tax Refund of $1 Million or More)) and any analogous application for a state refund of an overpayment of estimated state income Taxes with respect to such Pre-Closing Tax Period of GSC. For the avoidance of doubt, no Tax refunds, credits, offsets, reductions in Tax or other Tax benefits arising from or attributable to any taxable period (or portion thereof) beginning after the Closing Date, including any carrybacks of losses, credits or other Tax attributes originating in any such period, shall be for the account of, or payable or otherwise available to, any Seller, and Purchaser shall be entitled to retain the same. The only amounts payable to Sellers under this Section 7.08(h) shall be limited to cash refunds of Taxes that (i) relate to a Pre‑Closing Tax Period (or the pre‑Closing portion of a Straddle Period), (ii) are attributable solely to overpayments or other prepaid Taxes (including estimated Tax payments and withholding) actually made by or on behalf of GSC or the Company prior to the Closing, and (iii) were not taken into account in the calculation of the Estimated Net Purchase Price. For the avoidance of doubt, no refund, credit or other Tax benefit attributable to post‑Closing losses, credits or other Tax attributes (including any carrybacks thereof), shall be payable to the Sellers under this Section 7.08(h). Any amounts payable to the Sellers pursuant to this Section 7.08(h) shall be net of any reasonable costs and expenses incurred in obtaining such refund and any Taxes imposed with respect thereto.

(i)    Purchaser shall not, in each case without the prior written consent of the Seller Representative, take any of the following actions if such action could reasonably be expected to have an adverse impact on Sellers’ Tax liability: (i) amend or permit the amendment of any Tax Return of GSC or the Company for a Pre-Closing Tax Period or Straddle Period, (ii) waive or permit to be waived any limitations period with respect to such Tax Returns, (iii) make or permit to be made any Tax election with respect to GSC or the Company that has retroactive effect to any Pre-Closing Tax Period or Straddle Period (including, without limitation, an election to carry back any net operating or other losses of GSC or any of its Affiliates to any Pre-Closing Tax Period), or (iv) take any action outside of the ordinary course of business on the Closing Date that could reasonably be expected to increase the Tax liability of Sellers.

(j)    No Party to this Agreement shall make any election under Code Section 336 or Code Section 338 with respect to the Contemplated Transactions.

(k)    The Company shall have in effect, or shall timely make, a valid election under Section 754 of the Code for the taxable year that includes the Closing Date and shall not revoke such election for any subsequent taxable year without Purchaser’s prior written consent. Sellers shall cause the Company to execute and file any statements or other documents required to make or maintain such election. To the extent available under Applicable Law, the Company shall make, maintain, and not revoke any analogous state, local, or non‑U.S. elections that permit adjustments to the basis of the Company’s property corresponding to adjustments under Sections 743(b), 734(b), and 732(d) of the Code.

(l)    With respect to (i) any taxable year of the Company ending on or before the Closing Date and (ii) the portion of any Straddle Period ending on the Closing Date, the Company, acting through its “partnership representative” (within the meaning of Section 6223 of the Code) and any “designated individual,” shall make an election under Section 6226 of the Code (and any similar or analogous election available under Applicable Law) to cause any partnership adjustments for such periods to be taken into account, and any resulting Tax, interest and penalties to be paid, by the Persons that were partners of the Company for the “reviewed year,” rather than by the Company (a “Push-Out Election”). The Company shall take all actions and file all statements required to effectuate a valid Push-Out Election, including furnishing the statements described in Section 6226(a)(2) of the Code (and any analogous statements under Applicable Law) to the reviewed-year partners within the period prescribed by Applicable Law.

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7.09      Expenses; Transfer Taxes.

(a)    Except as otherwise specifically provided herein, all transaction expenses shall be paid by the Party incurring such expense; provided, however, that (i) the fees and expenses of the Accounting Referee, if applicable, shall be paid or reimbursed in accordance with Section 2.04(c)(iii), (ii) the fees and expenses of the Escrow Agent shall be borne by Purchaser, (iii) the R&W Insurance Costs shall be borne by Purchaser, and (iv) the Public Company Accounting Expenses shall be borne by Purchaser up to an aggregate amount not to exceed the Public Company Accounting Expenses Cap, whether or not the Contemplated Transactions are consummated, unless this Agreement is terminated in accordance with Section 9.01(b); provided that any Public Company Accounting Expenses in excess of the Public Company Accounting Expenses Cap to be borne by Seller shall be treated as Seller Transaction Expenses hereunder.

(b)    Any sales or transfer taxes, stamp duties, filing fees, registration fees, recordation expenses, or other similar taxes, fees, charges or expenses (“Transfer Taxes”) incurred by Sellers or any other party in connection with the Contemplated Transactions shall be borne 100% by Sellers. Purchaser shall, at Sellers’ expense, file all necessary Tax Returns and other documentation with respect to Transfer Taxes, and Sellers shall cooperate in filing such Tax Returns if required under Applicable Law.

7.10     Cash on Hand. Prior to Closing, Sellers shall be permitted to cause the Company to (a) make a distribution to the members of the Company from cash on hand and (b) use cash on hand to pay the Seller Transaction Expenses, Change of Control Payments and Indebtedness of the Company; provided, that Sellers shall cause the Company to maintain at least $250,000 of cash on hand at the Closing to operate the business in the ordinary course, which amount shall be included in the Estimated Closing Cash Amount and the Final Closing Cash Amount (subject to the applicable definitions thereof).

7.11      Release.

(a)    From and after, and expressly conditioned upon, the Closing, Purchaser and its subsidiaries (including, following the Closing, the Company and GSC), Affiliates, successors and assigns, and their respective officers, directors, managers, partners, equityholders, employees, representatives and agents (each, a “Purchaser Releasing Party”), each on behalf of itself and each of the Purchaser Releasing Parties, hereby unconditionally and irrevocably and forever releases and discharges each Seller and their respective successors and assigns, any of their respective Affiliates, and any past, present or future directors, managers, officers, employees, agents, investment bankers, advisors, lenders, investors, partners, principals, members, managers, direct or indirect shareholders or equityholders of any of the foregoing Persons, in each case, in solely in its capacity as such (collectively, the “Seller Released Parties”) of and from, and hereby unconditionally and irrevocably waives, releases and discharges any and all claims and Proceedings, causes of action, suits, debts, dues, sums of money, accounts, reckoning, bonds, bills, liabilities, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, losses, Judgments, extents, executions, claims and demands of any kind or character whatsoever, known or unknown, suspected or unsuspected, in contract, direct or indirect, primary or secondary, at law or in equity that such Purchaser Releasing Party ever had, now has or ever may have or claim to have against any Seller Released Party, for or by reason of, or resulting from or relating to any Seller Released Party in its capacity as a direct or indirect owner of the Purchased Securities prior to the Closing or any alleged misrepresentation or inaccuracy in, or breach of, any of the representations, warranties, covenants or agreements of Sellers or their direct or indirect equity holders set forth or contained in this Agreement (other than, and solely with respect to, any of the covenants in this Agreement that survive the Closing) (each, a “Purchaser Released Claim”), and agrees not to bring or threaten to bring or otherwise join in any Purchaser Released Claim against the Seller Released Parties or any of them; provided, that, for the avoidance of doubt, nothing contained in this Section 7.11(a) shall be construed or limit or release of liability with respect to, or otherwise as a waiver by such Person of: (i) any claim in respect of a Seller Released Party’s Fraud, (ii) any breach of any covenant, agreement or undertaking in this Agreement or any Collateral Agreement of such Seller Released Party that by its terms is required to be performed or compiled with, in whole or in part, after the Closing or (iii) Purchaser’s ability to rely on the express representations and warranties in this Agreement and the Collateral Agreements for purposes of enforcement of its rights, remedies or recourse under the R&W Insurance Policy (and Purchaser Released Claims shall not include any Proceeding or liability related to or arising out of the foregoing clauses (i) – (iii)). Purchaser, on behalf of itself and the other Purchaser Releasing Parties, acknowledges that Sellers will be relying on the waiver and release provided in this Section 7.11(a) in connection with entering into this Agreement and that this Section 7.11(a) is intended for the benefit of, and to grant third party beneficiary rights to each Seller Released Party to enforce this Section 7.11(a). Notwithstanding anything to the foregoing, the Purchaser Releasing Parties shall not be deemed to have released any claim, defense, fact or circumstance, which Purchaser reasonably determines after the Closing is reasonably necessary or desirable to defend against any Proceeding brought by any director, officer, employee, contractor, or agent or to prosecute any Proceeding against any director officer, employee, contractor or agent relating to the work such individual performed for the Company prior to the Closing.

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(b)    From and after, and expressly conditioned upon, the Closing, Sellers and their respective subsidiaries, Affiliates, successors and assigns, and their respective officers, directors, managers, partners, equityholders, employees, representatives and agents (each, a “Seller Releasing Party”), each on behalf of itself and each of the Seller Releasing Parties, hereby unconditionally and irrevocably and forever releases and discharges Purchaser, the Company, GSC and their respective successors and assigns, any of their respective Affiliates, and any past, present or future directors, managers, officers, employees, agents, investment bankers, advisors, lenders, investors, partners, principals, members, managers, direct or indirect shareholders or equityholders of any of the foregoing Persons, in each case, in solely in its capacity as such (collectively, the “Purchaser Released Parties”) of and from, and hereby unconditionally and irrevocably waives, releases and discharges any and all claims and Proceedings, causes of action, suits, debts, dues, sums of money, accounts, reckoning, bonds, bills, liabilities, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, losses, Judgments, extents, executions, claims and demands of any kind or character whatsoever, known or unknown, suspected or unsuspected, in contract, direct or indirect, primary or secondary, at law or in equity that such Seller Releasing Party ever had, now has or ever may have or claim to have against any Purchaser Released Party, for or by reason of any matter, circumstance, event, action, inaction, omission, cause or thing whatsoever arising at or prior to the Closing (including in respect of the management or operation of the Company) (each, a “Seller Released Claim”) and agrees not to bring or threaten to bring or otherwise join in any Seller Released Claim against the Purchaser Released Parties or any of them; provided, that, for the avoidance of doubt, nothing contained in this Section 7.11(b) shall be construed as a waiver by such Person of (i) any of such Person’s rights under this Agreement or any Collateral Agreement, (ii) any claim in respect of a Purchaser Released Party’s Fraud, (iii) any breach of any covenant, agreement or undertaking of such Purchaser Released Party that by its terms is required to be performed or compiled with, in whole or in part, after the Closing, (iv) rights to any unpaid ordinary course employment compensation due to such Seller Releasing Party, (v) the vested rights under any Company Benefit Plans due to such Seller Releasing Party, and (vi) any rights to indemnification as a result of such Seller Releasing Party’s service as an officer, manager or director of the Company pursuant to (x) the Organizational Documents of the Company, and (y) Applicable Law and (z) any directors’ and officers’ liability or similar insurance policy maintained by the Company. Each Seller, on behalf of itself and the other Seller Releasing Parties, acknowledges that Purchaser will be relying on the waiver and release provided in this Section 7.11(b) in connection with entering into this Agreement and that this Section 7.11(b) is intended for the benefit of, and to grant third party beneficiary rights to each Purchaser Released Party to enforce this Section 7.11(b).

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7.12    Further Assurances. On and after the Closing Date, the Parties will take all appropriate action and execute any documents, instruments or conveyance of any kind that may be reasonably requested by any other Party to carry out any of the Contemplated Transactions.

7.13      Restrictive Covenants.

(a)    For a period of three (3) years from and after the Closing Date, Encore shall not, and shall cause its Representatives and Affiliates not to, directly or indirectly, hire or solicit the employment or engagement (whether as an employee, consultant, or otherwise) of, or attempt to recruit for employment or engagement any individual employed by the Company or who was employed by the Company during the previous three (3) months prior to such hiring, solicitation or attempt to recruit; provided, however, that, notwithstanding the foregoing, Encore shall not be in violation or breach of this Section 7.13(a) for (i) hiring or soliciting for hire any individual that was employed by the Company prior to the Closing and was terminated by the Company, Purchaser or any of their respective Affiliates, or (ii) the placement of general advertisements for open positions not specifically targeted at any individual employed by the Company (such as general newspaper or internet advertisements for open positions) and thereafter hiring any individual responding thereto.

(b)    From and after the Closing Date, each Seller shall not and shall cause its directors, officers, employees and Affiliates not to, directly or indirectly, disclose, reveal, divulge or communicate to any Person other than authorized officers, directors and employees of Purchaser or the Company or use or otherwise exploit for its own benefit or for the benefit of anyone other than the Company, or use any confidential or proprietary information of the Company, including methods of operation, customer lists, products, prices, fees, costs, technology, inventions, trade secrets, know-how, software, marketing methods, plans, personnel, suppliers, competitors, markets or other specialized information or proprietary matters (“Confidential Information”) for any purpose other than as expressly permitted under this Agreement. Each Seller shall not have any obligation to keep confidential (or cause its officers, directors or Affiliates to keep confidential) any Confidential Information if and to the extent disclosure thereof is specifically required by Applicable Law; provided, that in the event disclosure is required by Applicable Law, such Seller shall, to the extent reasonably possible, provide Purchaser with prompt notice of such requirement prior to making any disclosure so that Purchaser may seek an appropriate protective order.

(c)    The covenants and undertakings contained in this Section 7.13 relate to matters which are of a special, unique and extraordinary character and a violation of any of the terms of this Section 7.13 will cause irreparable injury to Purchaser, the amount of which will be impossible to estimate or determine and which cannot be adequately compensated. Accordingly, the remedy at law for any breach of this Section 7.13 will be inadequate. Therefore, Purchaser will be entitled to seek an injunction, restraining order or other equitable relief from any court of competent jurisdiction in the event of any breach of this Section 7.13 without the necessity of proving actual damages or posting any bond whatsoever; provided, however, that if a bond is required by Applicable Law, the Parties agree that a bond in the amount of $100 shall be sufficient and adequate. The rights and remedies provided by this Section 7.13 are cumulative and in addition to any other rights and remedies which Purchaser may have hereunder or at law or in equity.

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(d)    The Parties agree that, if any court of competent jurisdiction in a final nonappealable Judgment determines that a specified time period or any other relevant feature of this Section 7.13 is unreasonable, arbitrary or against public policy, then a lesser period of time or other relevant feature which is determined by such court to be reasonable, not arbitrary and not against public policy may be enforced against the applicable party, and the Parties agree that such modification shall not affect the enforceability of the remainder of this Section 7.13. The Parties agree that the restricted periods set forth herein shall be tolled during any period of violation and shall resume only upon cessation of such violation. In the event of any breach of this Section 7.13, Encore shall reimburse Purchaser for all reasonable attorneys’ fees and costs incurred in enforcing this Section 7.13. Encore acknowledges that the restrictions in this Section 7.13 are reasonable in scope and duration and necessary to protect Purchaser’s legitimate business interests.

7.14     Consents. Prior to the Closing, Sellers shall use commercially reasonable efforts, and shall cause the Company to use commercially reasonable efforts to obtain prior to the Closing, any consents, and to give any notices to third parties to avoid the breach or termination of any Contract, in each case, as set forth on Schedule 3.02(b)(x); provided, that, in connection with seeking or obtaining any such consent or providing such notice, Sellers and the Company shall not, without Purchaser’s prior written consent: (i) incur, pay or agree to material out-of-pocket expenses or amounts that will be the liability of the Company, Purchaser or any of their respective Affiliates (excluding, for the avoidance of doubt Sellers) or (ii) offer to grant any accommodation or concession (financial or otherwise, including by modification or waiver of any Material Contract) that would be binding on the Company, Purchaser or any of their respective Affiliates. Sellers shall provide Purchaser with a copy of each notice or request for consent from any Person promptly following or concurrently with sending such notice or request to such Person.

7.15      Company Financial Statements.

(a)    The Company shall furnish to Purchaser as soon as practically possible after the Execution Date, a true and complete copy of the unaudited consolidated balance sheet of the Company as of September 30, 2025, and the related unaudited consolidated statements of income and members’ deficit and cash flows for the nine months then ended, together with all related notes thereto (the “Stub Period Financial Statements”).

(b)    From the Execution Date to the Closing Date, on or before the thirtieth (30th) day following the end of each fiscal quarter of the Company, the Company will make available to Purchaser any quarterly unaudited or fiscal year audited, as applicable, balance sheets and statements of income and members’ deficit and cash flows of the Company, on a consolidated basis prepared from the books and records of the Company in accordance with GAAP applied on a consistent basis throughout the periods covered thereby (except as otherwise stated in the footnotes related thereto) and shall present fairly in all material respects the consolidated financial position, results of operations, loss, cash flows and members’ equity of the Company as of the dates thereof and for the periods covered thereby, except as disclosed therein.

(c)    From and after the Execution Date until Purchaser files a Current Report on Form 8-K with respect to the Contemplated Transactions to provide the information required under Items 2.01 and 9.01 of Form 8-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act” and such filing and any amendments thereto, the “Closing Form 8-K”), and, in connection therewith, (i) the Stub Period Financial Statements, (ii) the Audited Financial Statements, (iii) if required, the audited balance sheet of the Company as of December 31, 2025, and related audited statements of income and members’ deficit and cash flows of the Company for the period then ended, together with the notes and report of Baker Tilly US, LLP with respect thereto (the “2025 Audited Financial Statements”) and (iv) any other audited or unaudited financial statements required to be included with the Closing Form 8-K (except as expressly set forth below):

(i)    the Company shall furnish as soon as practically possible, true and complete information about the Company or GSC and all financial information related thereto to Purchaser as Purchaser may reasonably request in connection with the preparation and filing of any filings Purchaser may be required to make with the SEC under Applicable Law or any other matters that includes information regarding the Company or GSC, including the Closing Form 8-K, the Preliminary Proxy Statement and the Definitive Proxy Statement (the “Required Purchaser Filings”). In connection with such cooperation, from and after the Execution Date, the Company shall provide to Purchaser and Purchaser’s auditors reasonable access, during normal business hours upon reasonable notice throughout the period prior to the Closing, to the Company’s officers, managers, employees, agents and Representatives who were responsible for preparing or maintaining the financial records and work papers and other supporting documents used in the preparation of such financial statements; provided, however, that any such access shall be provided in such manner as not to interfere unreasonably with the conduct of the Company’s business or any other business or operations of the Company or any of its subsidiaries;

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(ii)    At Purchaser’s request, the Company shall use commercially reasonable efforts to obtain the consents of Baker Tilly US, LLP to include the reports of Baker Tilly US, LLP with respect to the Audited Financial Statements and the 2025 Audited Financial Statements, if required, each dated as of the filing date of the applicable Required Purchaser Filing or such other date as reasonably requested by Purchaser. In addition, the Company will not object to the use of the foregoing financial statements in connection therewith;

(iii)    the Company shall reasonably cooperate with Purchaser to the extent necessary in connection with the filing of the Stub Period Financial Statements, the Audited Financial Statements, the 2025 Audited Financial Statements, pro forma financial information or any other audited or unaudited financial statements that are required to be included in the Closing Form 8-K.

7.16      Purchaser Stockholder Approval.

(a)    Purchaser shall, and shall cause its Representatives to, take all action necessary or appropriate, pursuant to and in accordance with Applicable Law (including the NRS), the rules of any applicable national securities exchange and the Organizational Documents of Purchaser, to duly call, give notice of, convene and hold a meeting of its stockholders for the purpose of obtaining any and all approvals of the stockholders of Purchaser necessary to consummate the Contemplated Transactions and the Purchaser Stock Issuance (the “Purchaser Stockholder Approval,” and such meeting, the “Purchaser Stockholders Meeting”). Purchaser shall (i) as promptly as reasonably practicable after the date hereof, establish a valid record date for, and schedule, the Purchaser Stockholders Meeting, (ii) as promptly as reasonably practicable following completion of any SEC review of the Preliminary Proxy Statement, file and deliver to its stockholders the Definitive Proxy Statement and (iii) use its reasonable best efforts to cause the Purchaser Stockholders Meeting to be held as promptly as reasonably practicable thereafter and in any event on or before the earlier of (A) 45 days after mailing of the Definitive Proxy Statement and (B) three Business Days prior to the then‑scheduled Outside Date, subject, in each case, to Applicable Law and applicable notice requirements.

(b)    Purchaser shall include the Purchaser Board Recommendation in each of the Preliminary Proxy Statement and the Definitive Proxy Statement, and shall solicit from stockholders of Purchaser proxies in favor of the Purchaser Stockholder Approval. Purchaser shall use its reasonable best efforts to obtain the Purchaser Stockholder Approval, including by actively soliciting proxies, retaining and directing a nationally recognized proxy solicitation firm reasonably acceptable to the Seller Representative, and taking all other actions reasonably necessary or advisable to secure the vote of Purchaser’s stockholders required to obtain the Purchaser Stockholder Approval. Purchaser shall keep the Seller Representative reasonably informed on a current basis regarding proxy solicitation results and the expected vote tallies, and shall promptly provide, upon request, customary updates from its proxy solicitor.

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(c)    Notwithstanding anything to the contrary contained in this Agreement, Purchaser shall submit the Purchaser Stockholder Approval to a vote of its stockholders at the Purchaser Stockholders Meeting for the purpose of obtaining the Purchaser Stockholder Approval, whether or not the Purchaser Board has effected a Purchaser Adverse Recommendation Change, unless this Agreement has been validly terminated in accordance with its terms, and Purchaser shall not postpone, adjourn or otherwise delay the Purchaser Stockholders Meeting other than (A) to the extent necessary to ensure that any legally required supplement or amendment to the Definitive Proxy Statement is provided to Purchaser’s stockholders, or (B) if, as of the time for which the Purchaser Stockholders Meeting is scheduled, there are insufficient shares of Purchaser Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at such Purchaser Stockholders Meeting, or (C) if, as of such time, there are insufficient votes to obtain the Purchaser Stockholder Approval and Purchaser reasonably believes that an adjournment would result in obtaining the Purchaser Stockholder Approval; provided, however, that unless otherwise agreed to by the Parties, (1) all adjournments or postponements pursuant to the foregoing clauses (A) through (C) shall not, in the aggregate, delay the Purchaser Stockholders Meeting by more than 15 Business Days from the date for which the Purchaser Stockholders Meeting was previously scheduled and (2) Purchaser shall use its reasonable best efforts during any such adjournment or postponement to solicit additional proxies sufficient to obtain the Purchaser Stockholder Approval. It being understood that such Purchaser Stockholders Meeting shall be adjourned or postponed every time the circumstances described in the foregoing clauses (A) and (B) exist, and such Purchaser Stockholders Meeting may be adjourned or postponed every time the circumstances described in the foregoing clause (C) exist.

(d)    Purchaser shall not withdraw, qualify or modify the Purchaser Board Recommendation in a manner adverse to Sellers (a “Purchaser Adverse Recommendation Change”) except to the extent the Purchaser Board determines in good faith (after consultation with outside legal counsel qualified to practice law in the State of Nevada) that the failure to take such action would violate its fiduciary duties under the NRS; provided, however, that, prior to effecting any Purchaser Adverse Recommendation Change, Purchaser shall (i) provide the Seller Representative with at least three Business Days’ prior written notice of its intention to take such action (which notice shall describe in reasonable detail the basis for such action) and (ii) negotiate in good faith with the Seller Representative during such period to enable the Parties to consider any adjustments in response thereto; provided, further, that nothing herein shall relieve Purchaser of its obligation to submit the Purchaser Stockholder Approval to a vote of its stockholders in accordance with the preceding paragraph.

(e)    Purchaser shall not include in the agenda for the Purchaser Stockholders Meeting any proposals that would reasonably be expected to impede, interfere with or delay the Purchaser Stockholder Approval or the consummation of the Contemplated Transactions. Purchaser shall promptly notify the Seller Representative of (i) the receipt of any stockholder litigation, demand or other challenge relating to the Purchaser Stockholder Approval or the Definitive Proxy Statement and (ii) any communication from the SEC or other Governmental Entity relating to the Preliminary Proxy Statement, the Definitive Proxy Statement or the Purchaser Stockholders Meeting, and Purchaser shall cooperate with the Seller Representative and use its reasonable best efforts to resolve any such matters.

(f)    The Parties agree to cooperate and use their reasonable best efforts to defend against and resolve any efforts by any of Purchaser’s stockholders or any other Person to prevent, delay or impeded the Purchaser Stockholder Approval from being obtained.

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7.17      Proxy Statement.

(a)    Purchaser shall, as promptly as reasonably practicable following the Execution Date, prepare and file with the SEC, in connection with the Purchaser Stock Issuance and the Contemplated Transactions, a preliminary proxy statement of Purchaser relating to the Purchaser Stockholders Meeting, together with any amendments or supplements thereto necessary to complete the review of such preliminary proxy statement by the SEC (the “Preliminary Proxy Statement”). Purchaser shall be solely responsible for all filings with the SEC in respect of the Preliminary Proxy Statement and the definitive proxy statement (the “Definitive Proxy Statement”) and for compliance as to form and content with the Securities Act, the Exchange Act and applicable rules and regulations; provided that the Company shall cooperate as contemplated herein. The Parties shall cooperate in the preparation of the Preliminary Proxy Statement and the Definitive Proxy Statement and any related filings required by Applicable Law, and Purchaser shall provide to the Company and the Seller Representative, within a reasonable period in advance of any filing or mailing, a reasonable opportunity to review and comment on the portions of the Preliminary Proxy Statement and Definitive Proxy Statement that relate to the Company, Sellers or their respective Affiliates or that describe the Contemplated Transactions, and Purchaser shall consider in good faith and include all reasonable comments of the Company and the Seller Representative with respect to such portions. Purchaser shall disseminate the Definitive Proxy Statement to the holders of Purchaser’s common stock, par value $0.001 per share (“Purchaser Common Stock”), as promptly as reasonably practicable following completion of any review of the Preliminary Proxy Statement by the SEC. Purchaser shall promptly advise the Company of any material written or oral comments from the SEC or its staff with respect to the SEC’s review of the Preliminary Proxy Statement or the Definitive Proxy Statement and shall provide the Company and the Seller Representative with copies of all material correspondence with the SEC relating thereto, and Purchaser shall consult with the Company and the Seller Representative in responding to any such comments and shall consider in good faith and include the Company’s and the Seller Representative’s reasonable comments in any responses or amendments. The Company shall furnish, or cause to be furnished, to Purchaser, as promptly as reasonably practicable upon request, all information concerning the Company as may be reasonably requested by Purchaser or required by Applicable Law for inclusion in the Preliminary Proxy Statement and the Definitive Proxy Statement and any necessary amendments or supplements thereto; provided, however, except as required by Applicable Law, that the Company shall not be required to provide information that is subject to attorney-client privilege, work-product protection or applicable confidentiality restrictions, in which case the Parties shall use commercially reasonable efforts to provide such information in a manner that does not waive such privilege or violate such restriction. Information provided by the Company may be used by Purchaser solely for purposes of the Preliminary Proxy Statement, the Definitive Proxy Statement and other filings required by Applicable Law in connection with the Contemplated Transactions.

(b)    The Parties each agree, as to itself and its Affiliates, that none of the information supplied or to be supplied by it or its Affiliates or its Representatives for inclusion or incorporation by reference in the Preliminary Proxy Statement or the Definitive Proxy Statement will, at the time of filing of the Preliminary Proxy Statement, the time of mailing of the Definitive Proxy Statement date it is first mailed to stockholders of Purchaser, or the time of the Purchaser Stockholders Meeting (or any adjournment or postponement thereof), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Purchaser shall cause the Preliminary Proxy Statement and the Definitive Proxy Statement to comply as to form in all material respects with the applicable provisions of the Securities Act or the Exchange Act, as applicable, and the rules and regulations thereunder; provided, however, that no representation is made by Purchaser with respect to statements included or incorporated by reference therein that are based on information supplied by or prepared at the direction of the Company specifically for inclusion or incorporation by reference therein, and no representation is made by the Company or Sellers with respect to statements included or incorporated by reference therein that are not based upon information supplied by, reviewed by or prepared at the direction of the Company or Sellers specifically for inclusion or incorporation by reference therein.

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(c)    If, at any time prior to the Purchaser Stockholders Meeting, any information relating to the Company, Purchaser, or any of their respective Affiliates, officers or directors, should be discovered by the Company, on the one hand, or Purchaser, on the other hand, that should be set forth in an amendment or supplement to the Preliminary Proxy Statement or the Definitive Proxy Statement so that such document would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Party that discovers such information shall promptly notify the other Party and Purchaser shall, after consulting with the Company and considering in good faith the Company’s reasonable comments, promptly prepare and file with the SEC an appropriate amendment or supplement describing such information and, to the extent required by Applicable Law, disseminate such amendment or supplement to Purchaser’s stockholders. Without limiting the foregoing, except as required by Applicable Law, Purchaser shall not file or mail any portion of any amendment or supplement that relates to the Company, Sellers or the Contemplated Transactions (other than immaterial or ministerial changes) without first providing the Company and the Seller Representative a reasonable opportunity to review and comment thereon, and Purchaser shall consider in good faith and include the Company’s and the Seller Representative’s reasonable comments with respect to such portions.

(d)    For the avoidance of doubt, Purchaser shall be responsible for all filing fees in connection with the Preliminary Proxy Statement and the Definitive Proxy Statement. Nothing in this Section 7.17 shall require the Company or Sellers to agree to any disclosure that conflicts with the terms of this Agreement or any Collateral Agreement, or to disclose information not in its possession or control.

7.18      R&W Insurance Policy. Simultaneous with the execution and delivery of this Agreement, Purchaser has delivered to the Seller Representative an accurate and complete copy of the Binder for Primary Buyer-Side Representations and Warranties Insurance, by and between Purchaser and DUAL Transactional Risk, reflecting the binding of coverage for the R&W Insurance Policy effective as of the Execution Date. After the Execution Date, Purchaser agrees that it will not terminate, amend or modify the terms of the R&W Insurance Policy in a manner adverse to Sellers without the Seller Representative’s prior written consent.

7.19      Financing.

(a)    From and after the Execution Date until the earlier of the Closing or the valid termination of this Agreement in accordance with its terms, Purchaser shall, and shall cause its Affiliates to, use its reasonable best efforts to (i) take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to consummate the Purchaser Stock Issuance on the terms and conditions set forth in the Nexus Investment Agreement, (ii) maintain in effect the Nexus Investment Agreement, satisfy on a timely basis all conditions to the Purchaser Stock Issuance that are within Purchaser’s control, and not permit any amendment, supplement, termination, replacement or modification of the Nexus Investment Agreement that would reasonably be expected to (A) reduce the aggregate amount of the financing provided by Nexus, (B) impose new or more onerous conditions to the funding thereof, (C) otherwise be adverse to Sellers in any material respect, or (D) impede, hinder or delay the Closing, in each case without the prior written consent of the Seller Representative (not to be unreasonably withheld, conditioned or delayed), (iii) obtain, as promptly as practicable, all approvals, consents, exemptive or no‑action relief, and authorizations of any Governmental Entity and any stock exchange or market on which Purchaser’s securities are listed that are required for the consummation of the Purchaser Stock Issuance (including, if required by Applicable Law or stock exchange rules, Purchaser Stockholder Approval), and prepare and file, on a timely basis, all notices, reports, applications and other filings related thereto, (iv) keep the Seller Representative reasonably informed on a current basis of the status of the Purchaser Stock Issuance and provide to the Seller Representative reasonably requested information (including copies of definitive agreements, side letters and material correspondence, in each case subject to customary redactions for privilege and sensitive fee amounts), and (v) enforce its rights under the Nexus Investment Agreement, including by seeking specific performance or other equitable relief to cause the investor(s) party thereto to fund the Purchaser Stock Issuance in accordance with the terms of the Nexus Investment Agreement.

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(b)    Without limiting the foregoing, Purchaser shall promptly notify the Seller Representative of (i) any breach, default, repudiation or threatened repudiation by any party to the Nexus Investment Agreement or any definitive agreement related to the Purchaser Stock Issuance of which Purchaser becomes aware, and (ii) any actual or threatened termination of the Nexus Investment Agreement. Purchaser shall not, and shall cause its Affiliates not to, take any action or omit to take any action that would reasonably be expected to result in a failure of any condition to the Nexus Investment Agreement or otherwise prevent, impede or materially delay the consummation of the Purchaser Stock Issuance.

ARTICLE VIII
CONDITIONS TO CLOSING

8.01     Mutual Conditions. The respective obligations of each Party to consummate the Contemplated Transactions are subject to the satisfaction (or, if permitted by Applicable Law, waiver by the Party for whose benefit such condition exists), at or prior to the Closing, of the following conditions:

(a)    there shall not be in force any Applicable Law or Judgment preventing, enjoining, restraining or otherwise prohibiting the consummation of the Contemplated Transactions; and

(b)     the Purchaser Stockholder Approval shall have been obtained.

8.02     Conditions to the Obligations of the Company and Sellers. The obligations of Sellers to consummate the Contemplated Transactions are subject to the satisfaction (or, if permitted by Applicable Law, waiver by Sellers), at or prior to the Closing, of the following additional conditions:

(a)    (i) each of the representations and warranties set forth in Section 6.01 (Authority; Execution and Delivery; Enforceability) and Section 6.03 (Solvency) shall be true and correct as of the Closing Date (other than any such representations and warranties that by their terms are made as of a specific time, date or period, which shall be or have been true and correct as of such time, date or period, as applicable) in all respects, and (ii) the representations and warranties of Purchaser set forth in Article VI (other than Section 6.01 and Section 6.03) shall be true and correct as of the Closing Date as though made on and as of the Closing Date (other than such representations and warranties that by their terms are made as of a specific time, date or period, which shall be or have been true and correct as of such time, date or period, as applicable), except where the failure to be so true and correct would not have, individually or in the aggregate, a material adverse effect, or prevent, materially delay or materially impede the performance by Purchaser of its obligations under this Agreement or the Collateral Agreements or the consummation of the Contemplated Transactions;

(b)    each of the agreements and covenants of Purchaser to be performed and complied with by Purchaser pursuant to this Agreement prior to the Closing Date shall have been duly performed and complied with in all material respects; and

(c)    Purchaser shall have delivered, or cause to be delivered, the items set forth in Section 3.02(a).

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8.03     Conditions to the Obligations of Purchaser. The obligations of Purchaser to consummate the Contemplated Transactions are subject to the satisfaction (or, if permitted by Applicable Law, waiver by Purchaser), at or prior to the Closing, of the following additional conditions:

(a)    (i) each of the Fundamental Representations (other than with respect to Section 5.13 (Taxes)) shall be true and correct as of the Closing Date (other than any such representations and warranties that by their terms are made as of a specific time, date or period, which shall be or have been true and correct as of such time, date or period, as applicable) in all respects, (ii) the representations and warranties set forth in Section 5.13 (Taxes) shall be true and correct in all material respects as of the Closing Date as if made on the Closing Date (other than any such representations and warranties that by their terms are made as of a specific time, date or period, which shall be or have been true and correct as of such time, date or period, as applicable); and (iii) the representations and warranties set forth in Article IV or Article V (other than the Fundamental Representations) shall be true and correct as of the Closing Date as if made on the Closing Date (other than any such representations and warranties that by their terms are made as of a specific time, date or period, which shall be or have been true and correct as of such time, date or period, as applicable), except where the failure to be so true and correct (without giving effect to any limitation or qualification as to “materiality” (including the word “material”) or “Material Adverse Effect” set forth therein) would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(b)    each of the agreements and covenants of Sellers to be performed and complied with by Sellers, respectively, pursuant to this Agreement prior to the Closing Date shall have been duly performed and complied with in all material respects;

(c)     No Material Adverse Effect shall have occurred; and

(d)     Sellers shall have delivered, or caused to have been delivered, the items set forth in Section 3.02(b).

ARTICLE IX
TERMINATION

9.01      Termination. This Agreement may be terminated at any time prior to the Closing Date:

(a)    by mutual written consent of Purchaser and the Seller Representative;

(b)    by Purchaser, by providing written notice to the Seller Representative, if there has been a violation, failure to perform or breach by any Seller of its respective covenants, representations or warranties contained in this Agreement and such violation, failure to perform or breach would give rise to the failure of any of the conditions set forth in Sections 8.03(a) or 8.03(b) and (A) such violation, failure to perform or breach has not been expressly waived in writing by Purchaser; and (B) the applicable Seller cannot cure or, if curable, or has not cured such violation, failure to perform or breach to the reasonable satisfaction of Purchaser by the earlier of (x) the Outside Date and (y) thirty (30) days after receiving written notice thereof from Purchaser; provided, however, that Purchaser shall not be entitled to terminate this Agreement pursuant to this Section 9.01(b) if there has been a material violation, failure to perform or breach by Purchaser of its covenants or other obligations or agreements contained in this Agreement;

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(c)    by the Seller Representative, by providing written notice to Purchaser, if there has been a violation, failure to perform or breach by Purchaser of any of its covenants, representations or warranties contained in this Agreement and such violation, failure to perform or breach would give rise to the failure of the conditions set forth in Sections 8.02(a) or 8.02(b) and (A) such violation, failure to perform or breach has not been expressly waived in writing by Sellers; and (B) Purchaser cannot cure or, if curable, has not cured such violation, failure to perform or breach to the reasonable satisfaction of the Seller Representative by the earlier of (x) the Outside Date and (y) thirty (30) days after receiving written notice thereof from the Seller Representative; provided, however, that the Seller Representative shall not be entitled to terminate this Agreement pursuant to this Section 9.01(c) if there has been a material violation, failure to perform or breach by any Seller of its respective covenants or other obligations or agreements contained in this Agreement such that Sellers cannot satisfy the conditions to the obligations of Purchaser set forth in Section 8.03; or

(d)    by either Purchaser or the Seller Representative, by providing written notice to the other Party, if:

(i)    any Governmental Entity (a) shall have enacted, promulgated, issued, entered or enforced any Judgment or taken any other action enjoining, restraining, prohibiting or otherwise making illegal the Contemplated Transactions, which shall have become final and nonappealable; or (ii) shall have enacted, entered, promulgated or enforced any Applicable Law that restricts, prohibits or makes illegal the Contemplated Transactions; provided, however, that the right to terminate this Agreement under this Section 9.01(d)(i) shall not be available to (x) Purchaser, if Purchaser’s violation, failure to perform or breach of this Agreement was the primary cause of, or resulted in, such Judgment or Applicable Law or (y) the Seller Representative, if any Seller’s violation, failure to perform or breach of this Agreement was the primary cause of, or resulted in, such Judgment or Applicable Law;

(ii)    the Closing has not occurred by the Outside Date; provided, however, the right to terminate this Agreement pursuant to this Section 9.01(d)(ii) shall not be available to (x) Purchaser, if Purchaser’s material breach or failure to fulfill its obligations under this Agreement has primarily caused, or resulted in, the failure of the Closing to occur by the Outside Date as a result of Purchaser’s inability to satisfy the conditions to the obligations of the Company and Sellers set forth in Section 8.02 or (y) the Seller Representative, if any Seller’s material breach or failure to fulfill its obligations under this Agreement has primarily caused, or resulted in, the failure of the Closing to occur by the Outside Date as a result of Sellers’ inability to satisfy the conditions to the obligations of Purchaser set forth in Section 8.03; or

(iii)    the Purchaser Stockholder Approval shall not have been obtained upon a vote taken thereon at the Purchaser Stockholders Meeting (or at any adjournment or postponement thereof, at which the Purchaser Stockholder Approval was voted upon).

9.02      Effect of Termination.

(a)    In order to validly terminate this Agreement pursuant to Section 9.01, written notice thereof must be given by the terminating Party to the other Party in accordance with Section 9.01 specifying the provision hereof pursuant to which such termination is made, and, subject to Sections 9.02(b), 9.02(c), and 9.02(d), there shall be no liability or obligation hereunder on the part of the Parties (other than pursuant to this Section 9.02, Section 7.04 (Publicity), Article XII (General Provisions) and the Confidentiality Agreement, which shall survive any such termination), except that no Party shall be relieved of any liability in the case of Fraud at or prior to the time of such termination. If (and only if) this Agreement is validly terminated, Sellers shall be free immediately to continue to enjoy all rights of ownership of the Purchased Securities and to sell, transfer, encumber or otherwise dispose of any such Purchased Securities to any Person. For clarity, the Limited Guaranty shall continue to survive any termination of this Agreement under the circumstances and to the extent provided therein.

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(b)    In the event that this Agreement is validly terminated by the Seller Representative pursuant to Section 9.01(c), Purchaser shall forthwith, and in any event not later than five (5) Business Days after delivery of the notice of termination, pay to the Company an amount equal to $2,000,000 plus all Public Company Accounting Expenses up to the Public Company Accounting Expenses Cap incurred by GSC or the Company as of the date of such termination (the “Termination Fee”) by wire transfer of immediately available funds, but only if (A) at the time of such termination the Seller Representative and Sellers are not in material breach of this Agreement in a manner that would cause Sellers to be unable to satisfy the conditions to the obligations of Purchaser set forth in Section 8.03, (B) all conditions in Section 8.01(a) and Section 8.03 (other than those conditions that by their nature are to be satisfied at the Closing) have been satisfied or waived, and (C) the Seller Representative includes with its termination notice a certification that the foregoing conditions are satisfied.

(c)    In the event that (i) this Agreement is validly terminated by the Seller Representative pursuant to Section 9.01(d)(ii) and (ii) the Purchaser has not received any comments on the Preliminary Proxy Statement from any Governmental Entity or self-regulatory body, Purchaser shall pay to the Company, by wire transfer of immediately available funds not later than five (5) Business Days after delivery of the notice of termination, a reduced amount equal to $1,000,000 plus all Public Company Accounting Expenses up to the Public Company Accounting Expenses Cap incurred by GSC or the Company as of the date of such termination as the “Termination Fee”, but only if (A) at the time of such termination the Seller Representative and Sellers are not in material breach of this Agreement in a manner that would cause Sellers to be unable to satisfy the conditions to the obligations of Purchaser set forth in Section 8.03, (B) all conditions in Section 8.01 and Section 8.03 (other than those conditions that by their nature are to be satisfied at the Closing) have been satisfied or waived, and (C) the Seller Representative includes with its termination notice a certification that the foregoing conditions are satisfied. If, however, any Governmental Entity or self-regulatory body elects to review or provides comments on the Preliminary Proxy Statement, and the Seller Representative elects to terminate this Agreement pursuant to Section 9.01(d)(ii) thereafter, no Termination Fee shall be payable to the Company.

(d)    Notwithstanding the foregoing, if a Purchaser Stockholders Meeting is held but the Purchaser Stockholder Approval did not pass, and the following conditions were all present: (w) Purchaser is not in material breach of this Agreement in a manner that would cause Purchaser to be unable to satisfy the conditions to the obligations of the Company and Sellers set forth in Section 8.02, (x) the Purchaser Board Recommendation was not withdrawn, (y) each stockholder that is a party to a Voting Agreement in the form attached hereto as Exhibit D votes his, her or its shares in accordance therewith and (z) this Agreement is validly terminated pursuant to Section 9.01(d)(iii), Purchaser shall pay to the Company, by wire transfer of immediately available funds not later than five (5) Business Days after delivery of the notice of termination, a reduced amount equal to $500,000 plus all Public Company Accounting Expenses up to the Public Company Accounting Expenses Cap incurred by GSC or the Company as of the date of such termination as the “Termination Fee”.

(e)    In no event shall more than one Termination Fee be payable in respect of any termination, and the foregoing fees are mutually exclusive. Upon the Seller Representative’s valid termination of this Agreement and election to recover the Termination Fee and the Seller Representative’s receipt of the Termination Fee shall be the Seller Representative’s sole and exclusive recourse against Purchaser and its Affiliates and their respective Representatives for any and all losses or obligations arising out of or relating to this Agreement or the Contemplated Transactions, and the Seller Representative shall not be entitled to seek, and hereby irrevocably waives any right to seek, specific performance under Section 12.13 in addition to the Termination Fee. Upon such payment in full, there shall be no further liability or obligation on the part of Purchaser under this Agreement.

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(f)    The Parties acknowledge that: (i) this Section 9.02 is an integral part of the transactions contemplated by this Agreement and that, without this Section 9.02, the Parties would not enter into this Agreement; and (ii) in light of the difficulty of accurately determining actual damages with respect to the foregoing, upon any such termination of this Agreement after payment in full of the Termination Fee pursuant to this Section 9.02, the right to such payment constitutes a reasonable estimate of the damages that will be suffered by reason of any such termination of this Agreement and constitutes liquidated damages (and not a penalty). For the avoidance of doubt, if the Seller Representative elects to recover the Termination Fee, the Seller Representative may not also pursue specific performance under Section 12.13; conversely, if the Seller Representative initiates an action for specific performance under Section 12.13, the Seller Representative may not also seek the Termination Fee.

ARTICLE X
REMEDIES

10.01    Survival. Subject to Section 10.02, all representations and warranties contained in this Agreement shall terminate and be of no further force and effect on the Closing Date; provided, however, that, notwithstanding the foregoing, such termination of the representations and warranties shall not limit the rights of Purchaser under the R&W Insurance Policy. All covenants and agreements contained in this Agreement that contemplate actions to be taken prior to the Closing shall terminate upon the Closing and after the Closing, there shall be no liability on the part of, nor shall any claim be made by any Party or any of their respective Affiliates in respect of any such covenants or agreements to be performed prior to the Closing. All covenants and agreements contained in this Agreement that contemplate actions (or inaction) to be taken (or not taken) on or after the Closing shall survive the Closing for the period specified therein (or if no period has been specified then until such covenant or agreement has been fully performed). The Parties specifically and unambiguously intend that the survival periods that are set forth in this Section 10.01 shall replace any statute of limitations that would otherwise be applicable.

10.02     Tax Indemnity for Excluded Tax Liabilities.

(a)    Notwithstanding anything to the contrary in this Agreement (including Section 10.03), from and after the Closing, Encore shall indemnify, defend and hold harmless Purchaser, the Company, GSC, and their respective Affiliates from and against any and all Excluded Tax Liabilities (as defined in Section 10.02(b)), in each case net of any amounts actually recovered under the R&W Insurance Policy with respect to the same matter.

(b)    For purposes of this Section 10.02, “Excluded Tax Liabilities” means, without duplication, any and all (i) Taxes of the Company or GSC for any Pre-Closing Tax Period, (ii) Taxes of the Company or GSC attributable to the portion of any Straddle Period ending on the Closing Date, determined in accordance with Section 7.08(d), (iii) any Change of Accounting Method Taxes, (iv) any Taxes arising from a breach of the representations contained in Section 5.13, and (v) any related interest, penalties, additions to Tax and reasonable costs and expenses (including reasonable attorneys’ fees); provided, however, that Sellers shall not be liable under this Section 10.02 to the extent (and only to the extent) any such amounts were taken into account in the Estimated Net Purchase Price.

(c)    Before seeking recovery from Sellers for Excluded Tax Liabilities, Purchaser shall first pursue recovery under the R&W Insurance Policy for any claim that is covered thereby; provided that Purchaser shall not be required to commence litigation against the insurer, compromise its attorney-client privilege, or incur material out-of-pocket expense that is not reimbursed by Sellers. Any amounts actually received by Purchaser or its Affiliates under the R&W Insurance Policy with respect to a matter for which Sellers have paid (or are obligated to pay) an indemnity under this Section 10.02 shall reduce Sellers’ indemnity obligations hereunder.

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(d)    With respect to Excluded Tax Liabilities payable to a Taxing Authority for which Purchaser has not made recovery under the R&W Insurance Policy, Sellers shall pay to Purchaser (for payment to the applicable Taxing Authority) an amount equal to such Excluded Tax Liabilities no later than the later of (i) five (5) Business Days prior to the due date for such payment (giving effect to any valid extensions) or (ii) the date on which recovery is denied under the R&W Insurance Policy.

(e)    The indemnification obligations set forth in this Section 10.02 shall survive until sixty (60) days after the expiration of the applicable statute of limitations (giving effect to any valid extension thereof) for the relevant Taxes. Any claim for indemnification properly asserted in writing prior to the expiration of such survival period shall survive until such claim is finally resolved.

10.03    Limitations on Liability. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, BUT SUBJECT TO THE NEXT SENTENCE AND SECTION 10.02, PURCHASER ACKNOWLEDGES AND AGREES THAT, FOLLOWING THE CLOSING, NEITHER SELLERS NOR THEIR DIRECT OR INDIRECT EQUITYHOLDERS WILL HAVE ANY DIRECT OR INDIRECT LIABILITY WITH RESPECT TO, AND NO CLAIM FOR INDEMNIFICATION OR BREACH OF CONTRACT BY PURCHASER IS PERMITTED TO BE ASSERTED AGAINST SELLERS OR THEIR DIRECT OR INDIRECT EQUITYHOLDERS WITH RESPECT TO, ANY BREACH OF ANY REPRESENTATION OR WARRANTY OF SELLER CONTAINED IN ARTICLE IV OR ARTICLE V. FOR THE AVOIDANCE OF DOUBT, IT IS UNDERSTOOD THAT NOTHING IN THIS AGREEMENT IS INTENDED TO LIMIT OR AFFECT THE ABILITY OF PURCHASER TO RECOVER UNDER THE R&W INSURANCE POLICY OR PURSUANT TO CLAIMS BASED ON FRAUD.

ARTICLE XI

SELLER REPRESENTATIVE

11.01     Designation. Sellers hereby designate Encore to serve as the Seller Representative of all Sellers as provided herein. By signing this Agreement in the capacity of the Seller Representative, Encore hereby accepts the appointment as the Seller Representative for purposes of this Agreement.

11.02     Authority. Each Seller, by the execution of this Agreement, hereby irrevocably appoints the Seller Representative as the representative, proxy and attorney-in-fact (with full power of substitution) for such Seller for the limited purposes of carrying out the express duties of the Seller Representative under this Agreement. Within the scope of that limited purpose, each Seller grants the Seller Representative the full and exclusive power and authority to represent and bind such Seller with respect to all matters related to, arising under or pursuant to the express duties of the Seller Representative under this Agreement (including the taking by the Seller Representative of any and all actions and the making of any decisions required or permitted to be taken on such Seller’s behalf), including: (a) to bring, defend and/or resolve any claim made or threatened pursuant to Section 2.04; (b) to negotiate, settle, adjust or compromise any such claims, bring suit or seek arbitration with respect to any such claims, and comply with orders of courts and awards of arbitrators with respect to any such claims; (c) to act on behalf of such Seller in any dispute, claim, litigation or arbitration that in the judgment of the Seller Representative may result in a claim pursuant to Section 2.04; (d) to act on behalf of such Seller in any Tax Controversy or other matter contemplated under Section 7.08; (e) to act on behalf of such Seller in connection with the matters contemplated by Sections 2.03 and 2.04; (f) to use reasonable efforts to enforce and protect the rights and interests of Sellers arising out of or under or in any manner relating to this Agreement and the Contemplated Transactions; (g) to accept notices on behalf of each Seller; (h) to grant any consent or approval on behalf of each Seller; (i) receive and distribute the consideration payable in respect of the Purchased Securities and (j) to take all actions necessary in the judgment of the Seller Representative for the accomplishment of the foregoing. A decision, act, consent or instruction of the Seller Representative as to any of the foregoing matters shall constitute a decision of all Sellers and shall be final, binding and conclusive on each Seller. Purchaser and its Affiliates (including, following the Closing, the Company and GSC) shall be able to rely conclusively on the instructions and decisions of the Seller Representative as to any actions required to be taken by the Seller Representative under this Agreement (including any action taken or purported to be taken by or on behalf of any Seller), and no Person shall have any cause of action against Purchaser and its Affiliates (including, following the Closing, the Company and GSC) for any action taken by Purchaser and its Affiliates (including, following the Closing, the Company and GSC) in reliance upon the instructions or decisions of the Seller Representative. EACH SELLER AGREES THAT SUCH AGENCY AND PROXY ARE COUPLED WITH AN INTEREST, ARE THEREFORE IRREVOCABLE WITHOUT THE CONSENT OF THE SELLER REPRESENTATIVE AND SHALL SURVIVE THE DEATH, INCAPACITY, BANKRUPTCY, DISSOLUTION OR LIQUIDATION OF ANY SELLER.

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11.03     Exculpation. Neither the Seller Representative nor any agent employed by it shall incur any liability to any Seller relating to the performance of its duties under this Agreement for any error of judgment, or any action taken, suffered or omitted to be taken on behalf of Sellers (or any of them), except in the case of the Seller Representative’s gross negligence, actual fraud or willful misconduct. The Seller Representative may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by the Seller Representative hereunder in good faith and in accordance with the advice of such counsel.

11.04    Sharing. Each Seller hereby irrevocably agrees, severally and not jointly, to bear such Seller’s pro rata share, based upon such Seller’s proportionate share of the Estimated Net Purchase Price, of any loss, liability or expense, including reasonable attorneys’ fees and expenses, incurred without gross negligence or fraud on the part of the Seller Representative, in connection with the performance of its duties, or arising out of, or in connection with, any action or decision taken or made on behalf of any Seller by the Seller Representative within the scope of the Seller Representative’s duties under this Article XI, and to be bound by all actions taken by the Seller Representative in its capacity as such within the scope of the Seller Representative’s duties under this Article XI.

11.05     Expenses. Each Seller hereby acknowledges and agrees that any loss, liability or expense, including reasonable attorneys’ fees and expenses, incurred by the Seller Representative, if any, shall be reimbursed by Sellers in accordance with their respective proportionate share of the Estimated Net Purchase Price.

11.06     Certain Limitations. Notwithstanding anything in this Agreement to the contrary, the Seller Representative shall not agree to any amendment, modification or waiver of the provisions of this Agreement that (a) alters or changes from the provisions set forth in this Agreement the amount or kind of consideration to be received by Sellers, without the prior written consent of each Seller; or (b) adversely and disproportionately (in relation to the other Sellers) affects the rights or obligations of any Seller under this Agreement, without the prior consent of such affected Seller.

11.07     Successor Representative. Upon the disqualification or (upon not less than ten days’ prior written notice to Purchaser) resignation of the Seller Representative, a successor Seller Representative shall be promptly appointed (and in no event later than 15 days) by Sellers who, together, were entitled to a majority of the Estimated Net Purchase Price at the Closing who shall succeed the Seller Representative as the “Seller Representative” hereunder.

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11.08     Limits on Liability. Notwithstanding anything contained herein to the contrary, no Person serving as the Seller Representative shall have any liability in such capacity to Purchaser whatsoever (including, any direct liability, vicarious liability, or liability that Purchaser could in any way assert through other parties hereunder or through third parties), as a result of or for any act or omission made in good faith in connection with functioning as the Seller Representative, including any liability arising out of performance under this Agreement or any Collateral Agreement, except in the case of the Seller Representative’s gross negligence or willful misconduct; provided, however, that for purposes of Section 10.01, any breach or non-fulfillment of any covenant, agreement or obligation to be performed by the Seller Representative hereunder shall be deemed a breach or non-fulfillment by Sellers.

ARTICLE XII
GENERAL PROVISIONS

12.01   Disclosure Schedule. Each section of the Disclosure Schedule qualifies the correspondingly numbered representation and warranty or covenant and any other representation or warranty, if the disclosure is reasonably apparent on its face to such other representation or warranty. The Disclosure Schedule is qualified in its entirety by reference to specific provisions of the Agreement, and is not intended to constitute, and shall not be construed as constituting, any representation or warranty or covenant of Sellers, except as and to the extent expressly provided in this Agreement. Inclusion of information in the Disclosure Schedule shall not be construed as an admission of liability with respect to a third party or that such information is material to Sellers, GSC or the Company or their respective assets, liabilities, financial condition, results, business and/or operations. The fact that any item of information is contained in the Disclosure Schedule shall not be construed to mean that such information is required to be disclosed by the Agreement. Such information shall not be used as a basis for interpreting the term “material,” “materially” or “materiality” in the Agreement, nor shall constitute an admission of liability or obligation to any third party. References to any document in the Disclosure Schedule do not purport to be complete and are qualified in their entirety by the document itself. Capitalized terms used but not defined in the Disclosure Schedule shall have the same meanings given them in this Agreement.

12.02     Exclusivity of Agreement. The Parties have voluntarily agreed to define their rights, liabilities, and obligations respecting the subject matter of this Agreement exclusively in contract pursuant to the express terms and provisions of this Agreement; and the Parties expressly disclaim that they are owed any duties or are entitled to any remedies not expressly set forth in this Agreement. Furthermore, the Parties each hereby acknowledge that this Agreement embodies the justifiable expectations of sophisticated parties derived from arm’s-length negotiations; all Parties to this Agreement specifically acknowledge that no Party has any special relationship with another Party that would justify any expectation beyond that of an ordinary acquiror and an ordinary target in an arm’s-length transaction. The sole and exclusive remedies for any breach of the terms and provisions of this Agreement (including any representations and warranties set forth herein) shall be those remedies available at law or in equity for breach of contract only (as such contractual remedies may be further limited or excluded pursuant to the express terms of this Agreement); and the Parties hereby waive and release any and all tort claims and causes of action that may be based upon, arise out of, or relate to this Agreement, or the negotiation, execution, or performance of this Agreement (including any tort claim or cause of action based upon, arising out of, or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement).

12.03     No Third-Party Liability. This Agreement may only be enforced against the named Parties hereto. All claims or causes of action (whether in contract or tort) that may be based upon, arise out of or related to this Agreement, or the negotiation, execution or performance of this Agreement (including any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement), may be made only against the Persons that are expressly identified as Parties hereto; and no Affiliate or Representative of any Party hereto (including any Person negotiating or executing this Agreement on behalf of a Party) shall have any liability or obligation with respect to this Agreement or with respect to any claim or cause of action (whether in contract or tort) that may arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement (including a representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement).

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12.04     Assignment.

(a)    This Agreement shall be binding upon: Sellers and their successors and assigns (if any), Purchaser and its successors and assigns (if any) and the Seller Representative and its successors and assigns (if any). This Agreement shall inure to the benefit of Sellers, Purchaser the Seller Representative and the respective successors and assigns (if any) of the foregoing.

(b)    Neither Purchaser nor Sellers shall be permitted to assign this Agreement or any of their respective rights or delegate any of their respective obligations under this Agreement without the other Party’s prior written consent; provided, that Purchaser may assign this Agreement and/or its rights or obligations hereunder to any Affiliate after the Closing, provided, further, that no such assignment shall affect Purchaser’s obligations under this Agreement.

12.05    No Third-Party Beneficiaries. This Agreement is for the sole benefit of the Parties and their successors and assigns and nothing herein expressed or implied shall give or be construed to give to any Person (other than the Parties and such successors and assigns) any legal or equitable rights hereunder, other than the Persons intended to benefit from the provisions of Section 7.06 (D&O Tail Policy), Section 7.11 (Release), and Section 12.15 (Conflicts; Waiver; Provision Respecting Legal Representation), each of whom shall be intended beneficiaries under this Agreement and have the right to enforce such provision directly in the event of a breach thereof. Without limiting the generality of the foregoing, no employee of the Company shall have any rights as an employee under this Agreement or any other related agreement(s) to which he or she is not personally a party. Nothing in this Agreement, express or implied, is intended to confer upon any current or former employee any right to employment or continued employment for any period of time by reason of this Agreement or any right to a particular term or condition of employment, or is intended to confer upon any individual (including employees, retirees, or dependents or beneficiaries of employees or retirees) any right as a third party beneficiary of this Agreement.

12.06    Notices. All notices and other communications pursuant to this Agreement shall be in writing and shall be deemed given if delivered personally, sent by electronic mail or other customary means of electronic communication, sent by nationally-recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the Parties at the addresses set forth on Schedule 12.06 or to such other address as the Party to whom notice is to be given may have furnished to the other Parties in writing in accordance herewith. Any such notice or communication shall be deemed to have been delivered and received (a) in the case of personal delivery, on the date of such delivery; (b) in the case of electronic mail or other customary means of electronic communication, on the date sent if either (i) confirmation of receipt is received, or (ii) such notice is promptly mailed by registered or certified mail (return receipt requested); (c) in the case of a nationally-recognized overnight courier in circumstances under which such courier guarantees next Business Day delivery, on the next Business Day after the date sent; and (d) in the case of mailing, on the third Business Day following that on which the piece of mail containing such communication is posted.

12.07    Counterparts. This Agreement may be executed in counterparts, each of which when executed and delivered shall be an original, and all of which when executed shall constitute one and the same instrument. A PDF, DocuSigned or other electronic signature on this Agreement shall have the same force and effect as an original signature and a signature transmitted by PDF, DocuSign or email to the other Parties shall be of the same force and effect as if the executing Party had delivered a counterpart to this Agreement bearing an original signature.

12.08     Entire Agreement. This Agreement (including the documents and instruments referred to herein, including the Collateral Agreements and the Confidentiality Agreement) constitutes the entire agreement of the Parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the Parties, or any of them, with respect to the subject matter hereof.

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12.09    Amendments. This Agreement may not be amended except pursuant to the written agreement of each of Purchaser and, subject to Section 11.06, the Seller Representative.

12.10     Severability. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision will be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision; and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances will not be affected by such invalidity or unenforceability, nor will such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

12.11     Governing Law; Venue; Waiver of Jury Trial.

(a)    This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of, or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement), shall be governed solely by and construed in accordance with the internal laws of the State of Delaware, without regard to the conflict-of-law principles thereof.

(b)     Except to the extent contemplated in Section 2.04, any Proceeding or other legal action relating to this Agreement or the enforcement of any provision of this Agreement (including any Proceeding relating to a claim specific performance in accordance with Section 12.13) shall be brought or otherwise commenced in the Delaware Court of Chancery. Each Party:

(i)    expressly and irrevocably consents and submits to the exclusive jurisdiction of the Delaware Court of Chancery (and each appellate court located in the State of Delaware) in connection with any such Proceeding;

(ii)     agrees that the Delaware Court of Chancery shall be deemed to be a convenient forum; and

(iii)    agrees not to assert (by way of motion, as a defense or otherwise), in any such Proceeding commenced in the Delaware Court of Chancery, any claim that such Party is not subject personally to the jurisdiction of such court, that such Proceeding has been brought in an inconvenient forum, that the venue of such Proceeding is improper or that this Agreement or the subject matter of this Agreement may not be enforced in or by such court.

(c)    EACH PARTY HEREBY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY PROCEEDING IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT

12.12     Attorneys’ Fees. If any Proceeding relating to this Agreement or any of the Contemplated Transactions or the enforcement thereof is brought against any Party, the prevailing party, if any, shall be entitled to recover reasonable attorneys’ fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

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12.13     Specific Performance. The Parties agree that: (a) in the event of any breach or threatened breach by any Seller of any covenant, obligation or other provision set forth in this Agreement, Purchaser shall be entitled (in addition to any other remedy that may be available to it) to (i) a decree or order of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other provision, and (ii) an injunction restraining such breach or threatened breach; and (b) no Seller shall be required to provide any bond or other security in connection with any such decree, order or injunction or in connection with any related action or Proceeding.

12.14     Waiver.

(a)    No failure on the part of any Person to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any Person in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

(b)    No Person shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such Person; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

12.15     Conflicts; Waiver; Provision Respecting Legal Representation.

(a)    Each of the Parties acknowledges and agrees, on its own behalf and on behalf of its Representatives and Affiliates, that Encore, GSC and the Company are the clients of Brownstein Hyatt Farber Schreck, LLP (“Brownstein”). After the Closing, it is possible that Brownstein will represent Sellers, including through Encore in its capacity as the Seller Representative, and their respective Affiliates (individually and collectively, the “Represented Group”) in connection with any claims made pursuant to, or a dispute arising under, this Agreement (a “Dispute”). Purchaser hereby agrees (on its own behalf and on behalf of its Representatives and Affiliates (including those acquired or formed after the Execution Date) (individually and collectively, the “Purchaser Group”)), that Brownstein (or any successor) may represent the Represented Group in the future in connection with any Dispute. Brownstein (or any successor) may serve as counsel to the Represented Group or any director, member, partner, officer, employee, Representative, or Affiliate of the Represented Group, in connection with any Dispute and Purchaser hereby consents thereto and waives (on its own behalf and on behalf of any other member of the Purchaser Group) any conflict of interest arising therefrom (including any direct conflict) and each of such parties shall cause any Affiliate thereof to consent to waive any conflict of interest arising from such representation. Purchaser acknowledges (on its own behalf and on behalf of the other members of the Purchaser Group) that such consent and waiver is voluntary, has been carefully considered and made after consultation with counsel.

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(b)    Purchaser acknowledges and agrees that Brownstein has obtained confidential information of GSC and the Company (the “Company Confidential Information”) in connection with the Contemplated Transactions. The Company Confidential Information includes all communications, whether written or electronic, including any communications between Brownstein and Sellers, GSC and the Company and their respective Representatives and Affiliates, all files, attorney notes, drafts or other documents primarily relating to this Agreement and the Contemplated Transactions which predate the Closing (collectively, the “Brownstein Work Product”). In the event of a Dispute, to the extent that any Company Confidential Information is in Brownstein’s possession as of the Closing Date, such Company Confidential Information may be used on behalf of the Seller Representative in connection with such Dispute at the sole discretion of the Seller Representative. In any Dispute, Purchaser waives (on its own behalf and on behalf of the other members of the Purchaser Group) the right to present any Brownstein Work Product as evidence in any action arising out of or related to any Dispute. Purchaser acknowledges that the Represented Group and Brownstein are the sole holders of the attorney-client privilege with respect to the Brownstein Work Product and Purchaser waives (on its own behalf and on behalf of the other members of the Purchaser Group) the right to access any Brownstein Work Product. To the extent that the Brownstein Work Product constitutes property of the client, following the Closing, only the Represented Group shall hold such right and Brownstein shall have no duty whatsoever to reveal or disclose any such attorney-client communications or files to GSC or the Company or any member of the Purchaser Group by reason of the attorney-client relationship between Brownstein and GSC or the Company or otherwise. Purchaser hereby consents (on its own behalf and on behalf of the other members of the Purchaser Group) to the disclosure and use by Brownstein for the benefit of Sellers and the Seller Representative of any information (confidential or otherwise) disclosed to it by GSC or the Company (including by their respective Representatives and Affiliates) prior to the Closing Date. Purchaser further agrees (on its own behalf and on behalf of the other members of the Purchaser Group) that, as to all communications between Brownstein, on the one hand, and the Represented Group, GSC or the Company (or their respective Representatives and Affiliates) that relate to this Agreement and the Contemplated Transactions, the attorney-client privilege and the expectation of client confidence belongs to the Seller Representative and may be controlled by the Seller Representative and shall not pass to or be claimed by Purchaser, GSC or the Company. Notwithstanding the foregoing, in the event that a dispute arises after the Closing between Purchaser, the Company or GSC, on the one hand, and a third party other than a Party to this Agreement, on the other hand, the Company and/or GSC may assert the attorney-client privilege to prevent disclosure of confidential communications by Brownstein to such third party.

12.16     Waiver of Transfer Restrictions. Each Seller (other than Encore) and GSC, in their respective capacities as members of the Company and for the limited purposes of the transfer of the Purchased LLC Units contemplated in this Agreement, hereby waives, on their own behalf and on behalf of the Company, the transfer restrictions set forth in the LLC Agreement including the restrictions on transfer set forth in Article XI of the LLC Agreement.

12.17     Construction.

(a)    For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neutral genders; the feminine gender shall include the masculine and neutral genders; and the neutral gender shall include the masculine and feminine genders.

(b)    Each Party acknowledges that it has participated in the drafting of this Agreement, and, as a result, the Parties agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting Party shall not be applied in the construction or interpretation of this Agreement.

(c)     As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

(d)    Except as otherwise indicated, all references in this Agreement to “subsections,” “Sections”, “Schedules”, “Disclosure Schedule” and “Exhibits” are intended to refer to subsections and Sections of this Agreement, Schedules, Disclosure Schedule to this Agreement and Exhibits to this Agreement.

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(e)     The words “this Agreement,” “hereby,” “hereof,” “herein,” “hereunder,” and comparable words refer to all of this Agreement, including the Appendices, Schedules, Exhibits, and Disclosure Schedule to this Agreement, and not to any particular Article, Section, preamble, recital, or other subdivision of this Agreement or Appendix, Schedule, Exhibit or Disclosure Schedule to this Agreement.

(f)      The word “or” is not exclusive.

(g)      All references here to “$” or dollars shall refer to United States dollars.

(h)     The headings contained in this Agreement, any Exhibit or Schedule hereto, the Disclosure Schedule and in the table of contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The Disclosure Schedule and any and all Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Exhibit, Schedule or in the Disclosure Schedule but not otherwise defined therein, shall have the meaning as defined in this Agreement.

(i)      The definitions included in the recitals to this Agreement are intended to be a part of, and are hereby incorporated into, this Agreement in their entirety.

(j)     The phrase “made available” when used in this Agreement means, with respect to any document or information, that the same has been uploaded to the virtual data room established by Sellers with DataSite or transmitted to Purchaser or its Representatives not later than two (2) Business Days prior to the Execution Date, and such document or information remains so uploaded and accessible through the Closing Date.

[Signature Pages Follow.]

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IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the Execution Date.

PURCHASER: LAIRD SUPERFOOD, INC., a Nevada corporation By: /s/ Jason Vieth Name: Jason Vieth Title: Chief Executive Officer

[Signature Page to Securities Purchase Agreement]

SELLERS:

ENCORE CONSUMER CAPITAL FUND II, LP,

a Delaware limited partnership

By: ENCORE CONSUMER CAPITAL

PARTNERS II, LLC, its general partner

By: ENCORE CONSUMER CAPITAL, LP, its

managing member

By: ENCORE CONSUMER CAPITAL GP,

LLC, its general partner

By:      /s/ Robert L. Brown

Name: Robert L. Brown

Title:   Managing Member

[Signature Page to Securities Purchase Agreement]

THE IRA AND JOANNA HABER FAMILY TRUST, DATED OCTOBER 5, 2015 By: /s/ Ira A. Haber Name: Ira A. Haber Title: Co-Trustee By: /s/ Joanna C. Haber Name: Joanna C. Haber Title: Co-Trustee

[Signature Page to Securities Purchase Agreement]

ADVANTAGE CAPITAL AGRIBUSINESS PARTNERS, L.P., a Delaware limited partnership By: /s/ Damon Rawie Name: Damon Rawie Title: Managing Director

[Signature Page to Securities Purchase Agreement]

For the limited purpose of Section 12.16: GLOBAL SUPERFOODS CORP., a Delaware corporation By: /s/ Robert L. Brown Name: Robert L. Brown Title: President

[Signature Page to Securities Purchase Agreement]

SELLER REPRESENTATIVE:

ENCORE CONSUMER CAPITAL FUND II, LP,

a Delaware limited partnership

By: ENCORE CONSUMER CAPITAL

PARTNERS II, LLC, its general partner

By: ENCORE CONSUMER CAPITAL, LP, its

managing member

By: ENCORE CONSUMER CAPITAL GP,

LLC, its general partner

By:      /s/ Robert L. Brown

Name: Robert L. Brown

Title:   Managing Member

[Signature Page to Securities Purchase Agreement]

Exhibit A

Limited Guaranty

[Omitted]

Ex. A-1

Exhibit B

Specific Accounting Policies

[Omitted]

Ex. B-1

Exhibit C

Nexus Investment Agreement

[Omitted]

Ex. C-1

Exhibit D

Form of Voting Agreement

[Omitted]

Ex. D-1

Exhibit E

Form of Escrow Agreement

[Omitted]

Ex. E-1

Schedule 1.01

Public Company Accounting Definitions

[Omitted]

Sch. 1.01-1

Schedule 2.01

Schedule of Purchased Securities

[Omitted]

Sch. 2.01-1

Schedule 2.03

Working Capital Example Calculation

[Omitted]

Sch. 2.03-1

Schedule 3.02(b)(x)

Required Consents

[Omitted]

Sch. 3.02(b)(x)-1

Schedule 6.10

Supporting Purchaser Stockholders

[Omitted]

Sch. 6.10-1

Schedule 12.06

Notice Addresses

[Omitted]

Sch. 12.06-1

Annex C

REGISTRATION RIGHTS AGREEMENT

dated as of [●], 2026

among

LAIRD SUPERFOOD, INC.,

AND

GATEWAY SUPERFOOD NSSIII INVESTMENT, LLC

AND

GATEWAY SUPERFOOD NSSIV INVESTMENT, LLC

AND

the other Stockholders party hereto

C-1

i

ii

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of            [●], 2026 (the “Effective Date”), among (i) Laird Superfood, Inc., a Nevada corporation (the “Corporation”), (ii) Gateway Superfood NSSIII Investment, LLC (“Gateway III”) and Gateway Superfood NSSIV Investment, LLC (“Gateway IV” and together with Gateway III and their successors and any Affiliate (as defined herein) that becomes a party hereto, the “Investor”) and (iii) all other Persons (as defined herein) who become parties to this Agreement as “Stockholders” in accordance with the terms of this Agreement (the “Other Stockholders” and, together with the Investor, the “Stockholders”).

WHEREAS, the Corporation and the Investor are parties to that certain Investment Agreement, dated as of December 21, 2025, by and among the Corporation and the Investor (the “Investment Agreement”), pursuant to which the Corporation is selling to the Investor, and the Investor is purchasing from the Corporation, up to an aggregate of 110,000 shares of Series A Convertible Preferred Stock of the Corporation, par value $0.001 per share (together with any equity securities issued or issuable in exchange for or with respect to such shares of Series A Convertible Preferred Stock (i) by way of a dividend, split or combination of shares or (ii) in connection with a reclassification, recapitalization, merger, consolidation, exchange or other reorganization, the “Preferred Shares”), which are convertible into Common Shares (as defined herein);

WHEREAS, as a condition to the obligations of the Corporation and the Investor under the Investment Agreement, the Corporation and the Investor are entering into this Agreement for the purpose of granting certain registration and other rights to the Investor; and

WHEREAS, the Stockholders and the Corporation desire to address herein certain registration rights with respect to the Registrable Securities (as defined below).

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1    Definitions. As used in this Agreement, the following terms have the following meanings:

“Affiliate” of any Person means any other Person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person. As used in this definition, the term “control,” including the correlative terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or any partnership or other ownership interest, by contract or otherwise) of a Person. The term “Affiliate” does not include at any time (i) any direct or indirect Portfolio Companies or (ii) when used with respect to the Investor, any investment advisory or investment management client of Nexus or client of any investment adviser affiliated with Nexus.

“Agreement” has the meaning set forth in the preamble to this Agreement.

“Block Trade” means an Underwritten Offering not involving any “road show” or other substantial marketing efforts by the underwriters over a period of at least 48 hours, which is commonly known as a “block trade.”

“Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close.

“Common Shares” means the shares of common stock, $0.001 par value per share, of the Corporation and any equity securities issued or issuable in exchange for or with respect to such Common Shares (i) by way of a dividend, split or combination of shares or (ii) in connection with a reclassification, recapitalization, merger, consolidation, exchange or other reorganization.

“Corporation” has the meaning set forth in the preamble to this Agreement.

“Corporation Indemnitee” has the meaning set forth in Section 5.5.

“Corporation Takedown Notice” has the meaning set forth in Section 2.3.

“Demand” has the meaning set forth in Section 2.1(a).

“Demand Registration” has the meaning set forth in Section 2.1(a).

“Deferral Period” has the meaning set forth in Section 2.6.

“Disclosure Package” means, with respect to any offering of securities, (i) the preliminary prospectus, (ii) each Free Writing Prospectus and (iii) all other information conveyed to purchasers of securities at the time of sale of such securities (including a contract of sale) as determined in accordance with Rule 159 promulgated under the Securities Act.

“Effective Date” has the meaning set forth in the preamble to this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, supplemented or restated from time to time and any successor to such statute, and the rules and regulations promulgated thereunder. A reference to an “Exchange Act Rule” means such rule or regulation of the SEC under the Exchange Act, as in effect from time to time or as replaced by a successor rule thereto.

“FINRA” has the meaning set forth in Section 4.3.

“Form S-3” has the meaning set forth in Section 2.2.

“Free Writing Prospectus” has the meaning set forth in Section 4.3(a)(iii).

“Fund” means any pooled investment vehicle or similar entity sponsored or managed by Nexus or any of its Subsidiaries.

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“Governmental Entity” means any federal, state, county, city, local or foreign governmental, administrative or regulatory authority, commission, committee, agency or body (including any court, tribunal or arbitral body), or any self-regulatory authority or stock exchange.

“Investment” means any investment (or similar term describing the results of the deployment of capital) as defined in the governing document of any Fund managed (directly or indirectly) by Nexus or its Affiliates.

“Losses” has the meaning set forth in Section 5.1.

“Marketed Underwritten Offering” means an Underwritten Offering that involves substantial marketing effort by the underwriters or the Corporation over a period of at least forty-eight (48) hours.

“National Securities Exchange” means an exchange registered with the SEC under Section 6(a) of the Exchange Act or any successor to such provision.

“Nexus” means Nexus Capital Management LP.

“Other Proposed Sellers” has the meaning set forth in Section 3.3.

“Person” shall be construed broadly and includes any individual, corporation, firm, partnership, limited liability company, joint venture, estate, business, association, trust, Governmental Entity or other entity.

“Piggyback Notice” has the meaning set forth in Section 3.2.

“Piggyback Registration” has the meaning set forth in Section 3.1.

“Piggyback Seller” has the meaning set forth in Section 3.2.

“Portfolio Company” means any Person in which any Fund owns any Investment.

“Proceeding” has the meaning set forth in Section 6.8.

“Records” has the meaning set forth in Section 4.3(a)(viii).

“Rule 144”, “Rule 145”, “Rule 158”, “Rule 159A”, “Rule 405”, “Rule 415”, and “Rule 424”, mean, in each case, such rule promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

“Registrable Amount” means a number of Registrable Securities representing at least $10.0 million of aggregate anticipated gross proceeds (such value shall be determined based on the value of such Registrable Securities on the date immediately preceding the date upon which the Demand Notice, as applicable, has been received by the Corporation); provided that in the case of any Marketed Underwritten Offering the aggregate anticipated gross proceeds is at least $20.0 million.

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“Registrable Securities” means (i) any Common Shares issuable upon conversion of any Preferred Shares, (iii) any other Common Shares , in each case currently held by any Stockholder or hereafter acquired by any Stockholder. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) such securities have been sold or otherwise transferred by the holder thereof pursuant to an effective registration statement, (ii) such securities are sold in accordance with Rule 144 (or any successor provision) promulgated under the Securities Act or (iii) (A) such securities are owned by any Other Stockholder and (B) such securities may be sold pursuant to Rule 144 (or any successor provision) promulgated under the Securities Act without compliance with the manner of sale, volume and other limitations under such rule.

“Registration Expenses” has the meaning set forth in Section 4.4.

“Requested Information” has the meaning set forth in Section 4.5(a).

“Requesting Stockholder” has the meaning set forth in Section 2.1(a).

“SEC” means the United States Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, supplemented or restated from time to time and any successor to such statute, and the rules and regulations promulgated thereunder. A reference to a “Securities Act Rule” means such rule or regulation of the SEC under the Securities Act, as in effect from time to time or as replaced by a successor rule thereto.

“Selected Courts” has the meaning set forth in Section 6.8.

“Selling Stockholders” means the Persons named as selling stockholders in any registration statement under Article II hereof and who is the Beneficial Owner of Registrable Securities being offered thereunder.

“Shelf Notice” has the meaning set forth in Section 2.2(a).

“Shelf Registration Statement” has the meaning set forth in Section 2.2(a).

“Shelf Takedown” has the meaning set forth in Section 2.3.

“Stockholder” has the meaning set forth in the preamble to this Agreement.

“Subsidiary” or “Subsidiaries” means, with respect to any Person, as of any date of determination, any other Person as to which such Person owns, directly or indirectly, or otherwise controls, more than 50% of the voting shares or other similar interests or the sole general partner interest or managing member or similar interest of such Person. For purposes of this definition, the term “controlled” means the possession, directly or indirectly, of the power to direct the management and policies of a Person, whether through the ownership of securities, by contract or otherwise. The term “Subsidiary” does not include at any time any Funds or Portfolio Companies.

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“Suspension Period” has the meaning set forth in Section 2.6.

“Takedown Notice” has the meaning set forth in Section 2.3.

“Transfer” means any direct or indirect sale, transfer, assignment, offer, pledge, charge, mortgage, exchange, conversion, hypothecation, grant of participation interest in, grant of a security interest or other direct or indirect disposition or encumbrance of legal title to or any beneficial interest (in each case, whether with or without consideration, whether voluntarily or involuntarily or by operation of law). Terms such as “Transferrable”, “Transferred” and “Transferee” shall each have a correlative meaning with the term “Transfer”.

“Underwritten Offering” means a sale of securities of the Corporation to an underwriter or underwriters for reoffering to the public.

“Well-Known Seasoned Issuer” means a “well-known seasoned issuer” as defined in Rule 405 promulgated under the Securities Act and which is also eligible to register a primary offering of its securities relying on General Instruction I.B.1 of Form S-3 or Form F-3 under the Securities Act.

Section 1.2    Interpretation. In this Agreement, unless the context otherwise requires,

(a)    words importing the singular include the plural and vice versa;

(b)    pronouns of either gender or neuter shall include, as appropriate, the other pronoun forms;

(c)    a reference to a clause, party, annex, exhibit or schedule is a reference to a clause of, and a party, annex, exhibit and schedule to this Agreement, and a reference to this Agreement includes any annex, exhibit and schedule hereto;

(d)    a reference to a statute, regulations, proclamation, ordinance or by-law includes all statues, regulations, proclamations, ordinances or by-laws amending, consolidating or replacing it, whether passed by the same or another Governmental Entity with legal power to do so, and a reference to a statute includes all regulations, proclamations, ordinances and by-laws issued under the statute;

(e)    a reference to a document includes all amendments or supplements to, or replacements or novations of that document;

(f)    a reference to any party to a document includes that party’s successors, permitted transferees and permitted assigns;

(g)    a reference to any person includes that person’s successors, permitted transferees and permitted assigns;

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(h)    the use of the term “including” means “including, without limitation”;

(i)    the words “herein”, “hereof”, “hereunder” and other words of similar import refer to this Agreement as a whole, including the annexes, schedules and exhibits, as the same may from time to time be amended, modified, supplemented or restated, and not to any particular section, subsection, paragraph, subparagraph or clause contained in this Agreement;

(j)    the title of and the section and paragraph headings used in this Agreement are for convenience of reference only and shall not govern or affect the interpretation of any of the terms or provisions in this Agreement;

(k)    where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates;

(l)    the language used in this Agreement has been chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party; and

(m)    unless expressly provided otherwise, the measure of a period of one (1) month or year for purposes of this Agreement shall be that date of the following month or year corresponding to the starting date, provided that if no corresponding date exists, the measure shall be that date of the following month or year corresponding to the next day following the starting date (for example, one (1) month following February 18 is March 18, and one (1) month following March 31 is May 1 (or in the case of January 29, 30 or 31, the following month shall be March 1)).

ARTICLE II

DEMAND AND SHELF REGISTRATION RIGHTS

Section 2.1    Right to Demand Registration.

(a)    At any time, one or more Stockholders (each, a “Requesting Stockholder”) shall be entitled to make a written request of the Corporation (a “Demand”) for registration under the Securities Act of an amount of Registrable Securities that, in the aggregate taking into account all of the Requesting Stockholders, equals or is greater than the Registrable Amount (based on the number of Registrable Securities outstanding on the date such Demand is made) (a “Demand Registration”) and thereupon the Corporation will, subject to the terms of this Agreement, use its reasonable best efforts to effect the registration, in each case as promptly as practicable under the Securities Act of:

(i)    the Registrable Securities which the Corporation has been so requested to register by the Requesting Stockholder(s) for disposition in accordance with the intended method of disposition stated in such Demand;

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(ii)    all other Registrable Securities which the Corporation has been requested to register pursuant to Section 2.1(b); and

(iii)    all equity securities of the Corporation which the Corporation may elect to register in connection with any offering of Registrable Securities pursuant to this Section 2.1, but subject to Section 2.4(c);

all to the extent necessary to permit the disposition (in accordance with the intended methods thereof) of the Registrable Securities and the additional Common Shares, if any, to be so registered.

(b)    Each Demand shall specify: (i) the aggregate number of Registrable Securities requested to be registered in such Demand Registration, (ii) the intended method of disposition in connection with such Demand Registration, to the extent then known and (iii) the identity of the Requesting Stockholder (or Requesting Stockholders). Within three (3) Business Days after receipt of a Demand, the Corporation shall give written notice of such Demand to all other Stockholders. Subject to Section 2.4(c), the Corporation shall include in the Demand Registration covered by such Demand all Registrable Securities with respect to which the Corporation has received a written request for inclusion therein within five (5) Business Days after the Corporation’s notice required by this Section 2.1(b) has been given. Such written request shall comply with the requirements of a Demand as set forth in this Section 2.1(b). The Requesting Stockholder(s) and any Stockholder requesting inclusion in any Demand Registration pursuant to this Section 2.1(b) may change the number of their Registrable Securities proposed to be offered pursuant to such Demand Registration at any time prior to the pricing of such offering (in the case of an Underwritten Offering) or effectiveness of the registration statement (in the case of any other offering) so long as such change would not materially adversely affect the timing or success of the offering and such revised number of Registrable Securities in the aggregate, taking into account the Requesting Stockholder(s) and any Stockholder requesting inclusion in the Demand Registration pursuant to this Section 2.1(b), continues to equal or exceed the Registrable Amount.

(c)    Demand Registrations shall be on (i) Form S-1 or any similar long-form registration, (ii) Form S-3 or any similar short form registration, if such short form registration is then available to the Corporation, or (iii) Form S-3ASR if the Corporation is, at the time a Demand is made, a Well-Known Seasoned Issuer, in each case, reasonably acceptable to the Requesting Stockholders holding a majority of the Registrable Securities included in the applicable Demand Registration.

(d)    The Corporation shall not be obligated to effect any Demand Registration (A) within six (6) months of the effective date of a registration statement with respect to a “firm commitment” Marketed Underwritten Offering in which all Stockholders were given “piggyback” rights pursuant to Section 3.1 (subject to Section 3.2) and at least 50% of the number of Registrable Securities requested by such Piggyback Sellers to be included in such Piggyback Registration were included, (B) within ninety (90) days of the effective date of a registration statement with respect to any other Demand Registration or (C) as provided in Section 2.6.

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Section 2.2    Shelf Registration.

(a)    Subject to the availability to the Corporation of a registration statement on Form S-3 or on any other form which permits forward incorporation of substantial information by reference to other documents filed with the SEC (“Form S-3”), any of the Stockholders may by written notice delivered to the Corporation (the “Shelf Notice”) require the Corporation to prepare and file as soon as practicable (but no later than thirty (30) days after the date the Shelf Notice is delivered), and to use its reasonable best efforts to cause to be declared effective by the SEC as soon as reasonably practicable after such filing, a Form S-3 providing for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act relating to the offer and sale, from time to time, of a number of Registrable Securities that is equal to or greater than the Registrable Amount (the “Shelf Registration Statement”), which shall be on an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) if at the time the Corporation is a Well-Known Seasoned Issuer. At the time the Shelf Registration Statement is declared effective, each Stockholder shall be named as a selling securityholder in the Shelf Registration Statement and the related prospectus in such a manner as to permit such Stockholder to deliver such prospectus to purchasers of Registrable Securities in accordance with applicable Law and the plan and method of distribution set forth in a Takedown Notice, which shall be set forth in the prospectus included in such Form S-3.

(b)    If the Corporation shall become a Well-Known Seasoned Issuer, (x) the Corporation shall give written notice to all of the Stockholders as promptly as practicable but in no event later than ten (10) Business Days thereafter and such notice shall describe, in reasonable detail, the basis on which the Corporation has become a Well-Known Seasoned Issuer, and (y) the Corporation shall, upon written request by the Stockholder, as promptly as practicable, but in no event later than 20 Business Days after receiving such request, use its reasonable best efforts to register, under an automatic shelf registration statement, the sale of all of the Registrable Securities in accordance with the terms of this Agreement. The Corporation agrees that if any Stockholder beneficially owns any Registrable Securities three years after the filing of the most recent automatic shelf registration statement in compliance with this Section 2.2(b), the Corporation shall, if permitted under applicable rules of the SEC, file and cause to remain effective a new automatic shelf registration statement that registers the sale of any Registrable Securities that remain outstanding at such time. The Corporation shall give written notice of filing such Registration Statement to all of the Holders as promptly as practicable thereafter. At any time after the filing of an automatic shelf registration statement by the Corporation, if the Corporation is no longer a Well-Known Seasoned Issuer, within ten (10) Business Days after such date of determination, the Corporation shall (A) give written notice thereof to all of the Holders and (B) to the extent the Corporation continues to qualify for the use of Form S-3 promulgated under the Securities Act or any successor form thereto, the Corporation shall file, if necessary, a Short-Form Registration Statement (or a post-effective amendment converting the Automatic Shelf Registration Statement to a Short-Form Registration Statement) covering all of the Registrable Securities, and the Corporation shall use its reasonable best efforts to have such Short-Form Registration Statement declared effective as promptly as practicable after the date the automatic shelf registration statement is no longer useable by the Stockholders to sell their Registrable Securities.

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(c)    Subject to Section 2.6, the Corporation will use its reasonable best efforts to keep a Shelf Registration Statement current and continuously in effect with respect to resales of all Registrable Securities following the required filing thereof, and shall file such supplements or amendments to such Shelf Registration Statement as may be necessary or appropriate in order to keep such Shelf Registration Statement continuously effective and useable for the resale of Registrable Securities under the Securities Act, in each case until the date on which all Registrable Securities covered by the Shelf Registration Statement have been sold thereunder in accordance with the plan and method of distribution disclosed in the prospectus included in the Shelf Registration Statement, or otherwise.

Section 2.3    Shelf Takedowns.

Any Stockholder of Registrable Securities included on a Shelf Registration Statement shall have the right to require that the Corporation cooperate in a shelf takedown (“Shelf Takedown”) at any time, including an Underwritten Offering, by delivering a written request thereof to the Corporation specifying the number of shares of Registrable Securities such Stockholder wishes to include in the Shelf Takedown (each, a “Takedown Notice”). The Corporation shall (i) within two (2) Business Days of the receipt of a Takedown Notice for an Underwritten Offering, give written notice of such Takedown Notice to all Stockholders of Registrable Securities included on such Shelf Registration Statement (“Corporation Takedown Notice”), and (ii) take all actions reasonably requested by such Stockholder, including the filing of a supplement or amendment to the Shelf Registration Statement or related prospectus and any actions described in Article IV or as may otherwise be necessary in order to enable such Registrable Securities to be distributed pursuant to such Shelf Takedown, in accordance with the intended method of distribution set forth in the Takedown Notice, as soon as reasonably practicable. If the Shelf Takedown is an Underwritten Offering, the Corporation shall use its reasonable best efforts to include in such Underwritten Offering all Registrable Securities that that the Stockholders request to be included within three (3) Business Days following their receipt of the Corporation Takedown Notice (or, in the case of a Block Trade, twenty-four (24) hours). If the Shelf Takedown is an Underwritten Offering, the Registrable Securities requested to be included in such Shelf Takedown must be either (i) taking into account all of the Stockholders electing to participate, equal to or greater than the Registrable Amount or (ii) represent all of the remaining Registrable Securities owned by the requesting Stockholder and its Affiliates. Notwithstanding anything else to the contrary in this Agreement, the requirement to deliver a Corporation Takedown Notice and the piggyback rights described in this Section 2.3 shall not apply to an Underwritten Offering that constitutes a Block Trade unless the applicable Stockholder, together with its Affiliates, beneficially owns Registrable Securities representing at least 10% of the issued and outstanding Common Shares. A Stockholder may change the number of Registrable Securities proposed to be offered in any such Underwritten Offering at any time prior to the pricing of such offering so long as such change would not materially adversely affect the timing or success of such Underwritten Offering and such revised number of Registrable Securities in the aggregate, taking into account all of the Stockholders electing to participate, continues to equal or exceed the Registrable Amount.

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Section 2.4    Cutback; Selection of Underwriters.

(a)    The Corporation shall not include any securities other than Registrable Securities in a Demand Registration, Shelf Registration or Shelf Takedown, except for (i) Common Shares the Corporation intends to sell for its own account or (ii) subject to Section 4.5(b), with the written consent of Stockholders participating in such Demand Registration, Shelf Registration or Shelf Takedown, as applicable, that hold a majority of the Registrable Securities included in such Demand Registration, Shelf Registration or Shelf Takedown. If, in connection with a Demand Registration, Shelf Registration or Shelf Takedown, the lead bookrunning underwriters (or, if such Demand Registration, Shelf Registration or Shelf Takedown is not an Underwritten Offering, a nationally recognized independent investment bank selected by the Corporation and reasonably acceptable to Stockholders holding a majority of the Registrable Securities requested to be included in such Demand Registration, Shelf Registration or Shelf Takedown, as applicable, and whose reasonable fees and expenses shall be borne solely by the Corporation) advise the Corporation, in writing, that, in their reasonable opinion, the inclusion of all of the securities, including securities of the Corporation that are not Registrable Securities, sought to be registered in connection with such Demand Registration, Shelf Registration or Shelf Takedown, as applicable, would adversely affect the marketability of the Registrable Securities sought to be sold pursuant thereto, then the Corporation shall include in such Demand Registration, Shelf Registration or Shelf Takedown only such securities as the Corporation is reasonably advised by such underwriters or investment bank can be sold without such adverse effect as follows and in the following order of priority: (i) first, up to the number of Registrable Securities requested to be included by the Requesting Stockholder or Stockholder who delivers the Shelf Notice or Takedown Notice, as applicable, together with all other Stockholders participating in response to the Corporation Takedown Notice or in response to a Demand Registration, pro rata among such Persons based upon the number of Registrable Securities requested to be included by them, (ii) second, securities the Corporation proposes to sell; and (iii) third, all other equity securities of the Corporation duly requested to be included, pro rata on the basis of the amount of such other securities requested to be included by them or such other method determined by the Corporation.

(b)    Any time that a Demand Registration, Shelf Registration or Shelf Takedown involves an Underwritten Offering, (i) Stockholders holding a majority of the Registrable Securities requested to be included in the Demand Registration, Shelf Registration or Shelf Takedown, as applicable, shall select the investment banker or investment bankers and managers that will serve as lead and co-managing underwriters with respect to the offering of such Registrable Securities and (ii) the Corporation shall enter into an underwriting agreement that is reasonably acceptable to the Stockholders holding a majority of the Registrable Securities requested to be included in the Demand Registration and the Corporation, with such agreement containing representations, warranties, indemnities and agreements customarily included (but not inconsistent with the covenants and agreements of the Corporation contained herein) by an issuer of common stock in underwriting agreements with respect to offerings of common stock for the account of, or on behalf of, such issuers.

(c)    In connection with any Underwritten Offering under this Article II, the Corporation shall not be required to include the Registrable Securities of a Stockholder in the Underwritten Offering unless such Stockholder accepts the terms of the underwriting as agreed upon between the Corporation and the underwriters of such Underwritten Offering, in accordance with the terms hereof.

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Section 2.5     Registration Limits. The Investor shall be entitled to an unlimited number of Demand Registrations and Shelf Takedowns. Notwithstanding any other provision of this Agreement, the Other Stockholders shall not be entitled to any Demand Registrations, Shelf Notices or Shelf Takedowns without the consent of the Investor.

Section 2.6    Suspension or Deferral. Notwithstanding anything to the contrary contained in this Agreement, the Corporation shall be entitled to suspend the use of the prospectus included in a registration statement for any Demand Registration or any Shelf Registration for a reasonable period of time (a “Suspension Period” or “Deferral Period”) not to exceed sixty (60) days in succession or ninety (90) days in the aggregate in any rolling twelve (12) month period if the board of directors of the Corporation (the “Board”) shall determine in its reasonable and good faith judgment that (a) it is not feasible for the Stockholder to use the prospectus for the sale of Registrable Securities because of the unavailability of audited or other required financial statements, provided that the Corporation shall use its commercially reasonable efforts to obtain such financial statements as promptly as practicable, or (b) the filing or effectiveness of the prospectus relating to the registration statement would require the disclosure of material, non-public information, the premature disclosure of which would be materially detrimental to the Corporation and, in each case of clauses (a) and (b), subject to the delivery to the Stockholders of a certificate signed by the chief executive officer or the chief financial officer of the Corporation certifying as to the determination of the Board described above; provided, however, that any Suspension Period shall terminate upon the earliest of (i) the date upon which the Corporation notifies the Stockholders in writing that suspension of such rights for the grounds set forth in this Section 2.6 is no longer necessary, (ii) in the case of clause (a) above, the date upon which the Corporation has filed such reports or obtained and filed the financial information required to be included or incorporated by reference in a registration statement and (iii) in the case of clause (b) above, the date upon which copies of any applicable supplemented prospectus is distributed to Stockholders or at such time as the public disclosure of such information is otherwise made. The Corporation will use reasonable best efforts to limit the length of any Suspension or Deferral Period and shall notify the Stockholders promptly if the suspension for the grounds set forth in this Section 2.6 is no longer necessary. Notice of the commencement of a Suspension or Deferral Period shall simply specify such commencement and shall not contain any facts or circumstances relating to such commencement or any material non-public information. The Corporation shall respond promptly to inquiry by a Stockholder as to such facts and circumstances. After the expiration of any Suspension or Deferral Period and without any further request from a Stockholder, the Corporation shall, if necessary, as promptly as reasonably practicable prepare a post-effective amendment or supplement to the registration statement or the prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Corporation shall not register or sell, or permit the registration or sale of, any securities for its own account or that of any other stockholder during any Suspension or Deferral Period.

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ARTICLE III

PIGGYBACK REGISTRATION

Section 3.1    Right to Piggyback. Subject to the terms and conditions hereof, whenever the Corporation proposes to register any of its Common Shares or securities convertible into, or exchangeable or exercisable for, Common Shares under the Securities Act or to consummate an Underwritten Offering with respect to its Common Shares or securities convertible into, or exchangeable or exercisable for, Common Shares (other than a registration (i) pursuant to Section 2.1, (ii) pursuant to a registration statement on Form S-4 or Form S-8 or similar form that relates to a transaction subject to Rule 145 under the Securities Act, (iii) pursuant to any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, (iv) in connection with any dividend reinvestment or similar plan, (v) for the sole purpose of offering securities to another entity or its security holders in connection with the acquisition of assets or securities of such entity or any similar transaction or (vi) in which the only Common Shares being registered are Common Shares issuable upon conversion of debt securities that are also being registered) (a “Piggyback Registration”), whether for its own account or for the account of others, the Corporation shall give each Stockholder, prompt written notice thereof (but not less than ten (10) Business Days prior to the filing by the Corporation with the SEC of any registration statement with respect thereto).

Section 3.2    Notice.

(a)    Such notice (a “Piggyback Notice”) shall specify, at a minimum, the number of equity securities proposed to be registered or offered, the proposed date of filing of such registration statement with the SEC or pricing of such offering, the proposed means of distribution, the proposed managing underwriter or underwriters (if any and if known) and a reasonable estimate by the Corporation of the proposed minimum offering price of such equity securities. Upon the written request of any Person that on the date of the Piggyback Notice is a Stockholder (a “Piggyback Seller”) (which written request shall specify the number of Registrable Securities then presently intended to be disposed of by such Piggyback Seller) given within five (5) Business Days after such Piggyback Notice is received by such Piggyback Seller, the Corporation, subject to the terms and conditions of this Agreement, shall use its reasonable best efforts to cause all such Registrable Securities held by Piggyback Sellers with respect to which the Corporation has received such written requests for inclusion to be included in such Piggyback Registration on the same terms and conditions as the Corporation’s equity securities being sold in such Piggyback Registration. No registration effected under Section 3.1 shall relieve the Corporation of its obligation to effect any registration upon request under Section 2.1 or Section 2.2 hereof, and no registration effected pursuant to Section 3.1 shall be deemed to have been effected pursuant to Section 2.1 or Section 2.2 hereof. The Piggyback Notice and the contents thereof shall be kept confidential until the public filing of the registration statement.

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(b)    If a Stockholder does not deliver a written request for inclusion within the period specified in Section 3.2(a), such Stockholder shall be deemed to have irrevocably waived any and all rights under this Article III with respect to such registration (but not with respect to future registrations in accordance with this Article III).

Section 3.3    Cutback. If, in connection with a Piggyback Registration, any managing underwriter (or, if such Piggyback Registration is not an Underwritten Offering, a nationally recognized independent investment bank selected by the Corporation and reasonably acceptable to the Stockholders holding a majority of the Registrable Securities included in such Piggyback Registration, and whose fees and expenses shall be borne solely by the Corporation) advises the Corporation in writing that, in its opinion, the inclusion of all the Common Shares, or securities convertible into, or exchangeable or exercisable for, Common Shares sought to be included in such Piggyback Registration by (i) the Corporation, (ii) the Piggyback Sellers that request to participate in such registration or offering pursuant to their piggyback registration rights and (iii) any other proposed sellers of Common Shares, or securities convertible into, or exchangeable or exercisable for, Common Shares (such Persons being “Other Proposed Sellers”), as the case may be, would adversely affect the marketability of the Common Shares sought to be sold pursuant thereto, then the Corporation shall include in the registration statement, or dispose in such offering, applicable to such Piggyback Registration only such Common Shares as the Corporation is so advised by such underwriter can be sold without such an adverse effect, as follows and in the following order of priority:

(a)    if the Piggyback Registration relates to an offering for the Corporation’s own account, then (A) first, such number of Common Shares to be sold by the Corporation for its own account, (B) second, Registrable Securities requested to be included in such Piggyback Registration by any Piggyback Sellers, pro rata among such Piggyback Sellers based upon the number of Common Shares, or securities convertible into, or exchangeable or exercisable for, Common Shares sought to be registered or disposed by such holders deemed to be owned by such Persons and (C) third, other Common Shares, or securities convertible into, or exchangeable or exercisable for, Common Shares proposed to be sold by any Other Proposed Sellers.

(b)    if the Piggyback Registration relates to an offering other than for the Corporation’s own account, then (A) first, any Common Shares proposed to be sold by any Other Proposed Sellers with a contractual right to include such Common Shares in such registration statement prior to any Stockholder, (B) second, Registrable Securities requested to be included in such Piggyback Registration by any Piggyback Sellers, pro rata among such Piggyback Sellers based upon the number of Common Shares sought to be registered or disposed by such holders, and (C) third, the other Common Shares proposed to be sold by any Other Proposed Sellers or to be sold by the Corporation as determined by the Corporation.

Section 3.4    Underwriting Agreement. In connection with any Underwritten Offering under this Article III, the Corporation shall not be required to include the Registrable Securities of a Stockholder in the Underwritten Offering unless such Stockholder accepts the terms of the underwriting as agreed upon between the Corporation and the underwriters selected by the Corporation in accordance with the terms hereof; provided that if any Stockholder who has requested to participate in such Underwritten Offering reasonably and in good faith disapproves of the terms of the related underwriting agreement, such Stockholder shall not be required to enter into such underwriting agreement and shall withdraw from such Underwritten Offering by providing written notice to the Corporation and the underwriter(s) no later than the earlier of (x) the time at which the public offering price and underwriters’ discount are determined with the underwriter(s) and (y) the effective date of the applicable registration statement or Shelf Takedown, as applicable.

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Section 3.5    Selection of Underwriters. If the Corporation intends to offer and sell Common Shares by means of an Underwritten Offering (other than an offering pursuant to Section 2.1 or Section 2.2), the Corporation shall select the managing underwriter or underwriters to administer such Underwritten Offering, which managing underwriter or underwriters shall be firms of nationally recognized standing.

Section 3.6    Company Control. If, at any time after giving a Piggyback Notice and prior to the time the registration statement filed in connection with such Piggyback Registration is declared effective, the Corporation shall determine, at its election, for any reason not to register such equity securities, the Corporation may give written notice of such determination to each Stockholder promptly upon such determination (any, in any event, within two (2) calendar days thereof) and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such particular withdrawn or abandoned Piggyback Registration (but not from its obligation to pay the Registration Expenses in connection therewith as provided herein); provided, that Stockholders may continue the registration as a Demand Registration pursuant to the terms of Section 2.1.

ARTICLE IV

REGISTRATION PROCEDURES

Section 4.1    Withdrawal Rights. Any Stockholder having notified or directed the Corporation to include any or all of its Registrable Securities in a registration statement under the Securities Act shall have the right to withdraw any such notice or direction with respect to any or all of the Registrable Securities designated by it for registration by giving written notice to such effect to the Corporation prior to the effective date of such registration statement. In the event of any such withdrawal, the Corporation shall not include such Registrable Securities in the applicable registration and such Registrable Securities shall continue to be Registrable Securities for all purposes of this Agreement. No such withdrawal shall affect the obligations of the Corporation with respect to the Registrable Securities not so withdrawn; provided, however, that in the case of a Demand Registration, if such withdrawal shall reduce the number of Registrable Securities sought to be included in such registration below the Registrable Amount, then the Corporation shall as promptly as practicable give each Stockholder seeking to register Registrable Securities notice to such effect and, within ten (10) calendar days following the mailing of such notice, such Stockholders still seeking registration shall, by written notice to the Corporation, elect to register additional Registrable Securities to satisfy the Registrable Amount or elect that such registration statement not be filed or, if theretofore filed, be withdrawn. During such 10-calendar day period, the Corporation shall not file such registration statement if not theretofore filed or, if such registration statement has been theretofore filed, the Corporation shall not seek, and shall use commercially reasonable efforts to prevent, the effectiveness thereof. If a Stockholder withdraws its notification or direction to the Corporation to include Registrable Securities in a registration statement in accordance with this Section 4.1 with respect to a sufficient number of Common Shares so as to reduce the number of Registrable Securities requested to be included in such registration statement below the Registrable Amount, such Stockholder shall be required to promptly reimburse the Corporation for reasonable and documented out of pocket expenses incurred by the Corporation in connection with preparing for the registration of such Registrable Securities.

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Section 4.2    Holdback Agreements. In the case of an Underwritten Offering with respect to any Demand Registration or any Piggyback Registration, each Stockholder agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Corporation, or any securities convertible into or exchangeable or exercisable for such equity securities, during the period commencing on the date on which the Corporation gives notice to the Stockholders that a preliminary prospectus has been circulated for such Underwritten Offering or the “pricing” of such offering and continuing to the date that is the lesser of (x) sixty (60) days following the date of the final prospectus and (y) such shorter period as agreed by the initiating Selling Stockholder with the managing underwriters. Each person subject to the restrictions of the preceding sentence shall receive the benefit of any shorter “lock-up” period or permitted exceptions agreed to by the managing underwriter or underwriters for any Underwritten Offering and the terms of such lock-up agreements shall govern such person in lieu of the preceding sentence; provided that in no event shall the Stockholders be obligated to enter into such lock-up that are any more restrictive than such agreements agreed to by the Corporation, its directors and executive officers or the other stockholders of the Corporation participating in such offering; provided, further, that the Corporation, its directors, executive officers or other stockholders shall not be released from any holdback agreement unless the Stockholders are similarly released; and provided, further, that any lock-up shall contain customary exceptions.

Section 4.3    Registration Procedures.

(a)    In connection with the registration of any Registrable Securities under the Securities Act pursuant to Article II and Article III, the Corporation shall as expeditiously as reasonably possible:

(i)    prepare and file with the SEC a registration statement to effect such registration and thereafter use reasonable best efforts to cause such registration statement to become and remain effective pursuant to the terms of this Agreement and cause such registration statement to contain a “Plan of Distribution” that permits the distribution of securities pursuant to all legal means; provided, however, that the Corporation may discontinue any registration of its securities which are not Registrable Securities at any time prior to the effective date of the registration statement relating thereto; provided, further that no less than five (5) Business Days before filing such registration statement, prospectus or any amendments thereto, the Corporation will furnish to the counsel selected by the Stockholders which are including Registrable Securities in such registration copies of all such documents proposed to be filed, which documents will be subject to the review, comment and approval of such counsel prior to filing, and such review to be conducted with reasonable promptness;

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(ii)    prepare and file with the SEC such amendments, post-effective amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (but not in any event before the expiration of any longer period required under the Securities Act or, if such registration statement relates to an Underwritten Offering, such longer period as in the opinion of counsel for the underwriters for such Underwritten Offering that a prospectus is required by law to be delivered in connection with sale of Registrable Securities by an underwriter or dealer).

(iii)    furnish to each Selling Stockholder and each underwriter, if any, of the securities being sold by such Selling Stockholder such number of conformed copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and each free writing prospectus (as defined in Rule 405 of the Securities Act) (a “Free Writing Prospectus”) utilized in connection therewith and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents as such Selling Stockholder and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such Selling Stockholder;

(iv)    use reasonable best efforts to register or qualify such Registrable Securities covered by such registration statement under such other securities laws or blue sky laws of such jurisdictions as any Selling Stockholder and any underwriter of the securities being sold by such Selling Stockholder shall reasonably request, and take any other action which may be reasonably necessary or advisable to enable such Selling Stockholder and underwriter to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Selling Stockholder, except that the Corporation shall not for any such purpose be required to (A) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this clause (iv) be obligated to be so qualified, (B) subject itself to taxation in any such jurisdiction where it is not then so subject or (C) file a general consent to service of process in any such jurisdiction where it is not then so subject;

(v)     use reasonable best efforts to cause such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Corporation are then listed and, if no such securities are so listed, use commercially reasonable efforts to cause such Registrable Securities to be listed on the National Securities Exchange on which the Common Shares are listed;

(vi)    use reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other Governmental Entities as may be necessary to enable each Selling Stockholder thereof to consummate the disposition of such Registrable Securities;

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(vii)    in connection with an Underwritten Offering, obtain for each Selling Stockholder and underwriter:

(A)    an opinion of counsel for the Corporation, in customary form and covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Selling Stockholder and underwriters, and

(B)    a “comfort” letter (or, in the case of any such Person which does not satisfy the conditions for receipt of a “comfort” letter specified in Statement on Auditing Standards No. 72, an “agreed upon procedures” letter) signed by the independent registered public accountants who have certified the Corporation’s financial statements included in such registration statement and additional comfort letters from the independent registered public accounting firm for any company acquired by the Corporation whose financial statements are included or incorporated by reference in the registration statement) in customary form and covering such matters as are customarily covered by comfort letters as such underwriter and such Selling Stockholders may reasonably request; provided, however, that if the Corporation fails to obtain such legal opinion or comfort letter hereunder and the relevant offering is abandoned, then such offering will not count as a Demand Registration or Shelf Takedown for purposes of determining when future Demand Registrations or Shelf Takedowns may be requested by Stockholders hereunder;

(viii)    promptly make available for inspection by any Selling Stockholder, any underwriter participating in any disposition pursuant to any registration statement, and any attorney, accountant or other agent or representative retained by any such Selling Stockholder or underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Corporation (collectively, the “Records”), as shall be reasonably necessary to enable them to exercise their due diligence responsibility in connection with such registration statement, and cause the Corporation’s officers, directors and employees to supply all information requested by any such Inspector in connection with such registration statement; provided, however, that, unless the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement or the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, the Corporation shall not be required to provide any information under this subparagraph (viii) if (i) the Corporation reasonably believes, based on the opinion of counsel for the Corporation, that to do so would cause the Corporation to forfeit an attorney-client privilege that was applicable to such information (provided that the Corporation will use commercially reasonable efforts to provide any such information with redactions or other customary limitations to the extent feasible to do so in a manner that would avoid the effect set forth in this clause (i)) or (ii) if either (A) the Corporation has requested and been granted from the SEC confidential treatment of such information contained in any filing with the SEC or documents provided supplementally or otherwise or (B) the Corporation reasonably determines that such Records are confidential and so notifies the Inspectors in writing unless prior to furnishing any such information with respect to (i) or (ii) such Selling Stockholder requesting such information agrees, and causes each of its Inspectors, to abide by customary confidentiality obligations on terms reasonably acceptable to the Corporation; and provided, further, that each Selling Stockholder agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Corporation and allow the Corporation, at its expense, to undertake appropriate action and to prevent disclosure of the Records deemed confidential;

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(ix)    promptly notify in writing each Selling Stockholder and the underwriters, if any, of the following events:

(A)    the filing of the registration statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement or any Free Writing Prospectus utilized in connection therewith, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective;

(B)    any request by the SEC or any other Governmental Entity for amendments or supplements to the registration statement or the prospectus or for additional information;

(C)    the issuance by the SEC or any other Governmental Entity of any stop order suspending the effectiveness of the registration statement or of the suspension by any state securities commission of the qualification of the Registrable Securities for offering or sale in any jurisdiction, or the initiation of any proceedings by any Person for the foregoing purposes; and

(D)    the receipt by the Corporation of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

(x)     promptly notify each Selling Stockholder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly prepare and furnish to such Selling Stockholder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(xi)    use reasonable best efforts to prevent the issuance of and, if issued, obtain the withdrawal of any order suspending the effectiveness of such registration statement or any suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction;

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(xii)    otherwise use reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to each Selling Stockholder, as soon as reasonably practicable, an earning statement of the Corporation covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first day of the Corporation’s first full quarter after the effective date of such registration statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(xiii)    cooperate with the Selling Stockholders and the managing underwriter to facilitate the timely preparation and delivery of certificates in a form eligible for deposit with The Depository Trust Company (which shall not subject to any stop transfer order with any transfer agent and will not bear any restrictive legends unless required under applicable law) representing securities sold under any registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or such Selling Stockholders may request and keep available and make available to the Corporation’s transfer agent prior to the effectiveness of such registration statement a supply of such certificates, or, if requested by a Selling Stockholder or an underwriter, to facilitate the delivery of such securities in book-entry form;

(xiv)    have appropriate officers of the Corporation prepare and make presentations at any “road shows” and before analysts and rating agencies, as the case may be, and other information meetings organized by the underwriters, take other actions to obtain ratings for any Registrable Securities (if they are eligible to be rated) and otherwise use its reasonable best efforts to cooperate as requested by the Selling Stockholders and the underwriters in the offering, marketing or selling of the Registrable Securities; provided, that such presentations, meetings, actions and efforts do not cause unreasonable disruption to the management of the Corporation’s business;

(xv)    with respect to each Free Writing Prospectus or other materials to be included in the Disclosure Package, ensure that no Registrable Securities be sold “by means of” (as defined in Rule 159A(b) promulgated under the Securities Act) such Free Writing Prospectus or other materials without the prior written consent of the Stockholders holding the Registrable Securities covered by such registration statement, which Free Writing Prospectuses or other materials shall be subject to the prior reasonable review of the Selling Stockholders and their counsel;

(xvi)    (A) as expeditiously as possible and within the deadlines specified by the Securities Act, use reasonable best efforts to make all required filings of all prospectuses and Free Writing Prospectuses with the SEC and (B) within the deadlines specified by the Exchange Act, use reasonable best efforts to make all filings of periodic and current reports and other materials required by the Exchange Act;

(xvii)    as expeditiously as possible and within the deadlines specified by the Securities Act, make all required filing fee payments in respect of any registration statement or prospectus used under this Agreement (and any offering covered thereby);

(xviii)    as expeditiously as practicable, keep the Selling Stockholders and their counsel advised as to the initiation and progress of any registration hereunder;

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(xix)    use reasonable best efforts to cooperate with each Selling Stockholder and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the Financial Industry Regulatory Authority (“FINRA”);

(xx)    furnish the Selling Stockholders, their counsel and the underwriters, as expeditiously as possible, copies of all correspondence with or from the SEC, the FINRA, any stock exchange or other self-regulatory organization relating to the registration statement or the transactions contemplated thereby and, a reasonable time prior to furnishing or filing any such correspondence to the SEC, the FINRA, stock exchange or self-regulatory organization, furnish drafts of such correspondence to the Selling Stockholders, their counsel, and the underwriters for their reasonable review and comment, such review and comment to be conducted promptly;

(xxi)    not later than the effective date of the applicable registration statement, provide a CUSIP number for all Registrable Securities; and

(xxii)    to take all other reasonable steps necessary or advisable to effect the registration and disposition of the Registrable Securities contemplated hereby.

(b)    The Corporation may require each Selling Stockholder and each underwriter, if any, to furnish the Corporation in writing such information regarding each Selling Stockholder or underwriter and the distribution of such Registrable Securities as the Corporation may from time to time reasonably request and as shall be reasonably required to complete or amend the information required by such registration statement.

(c)    Without limiting the terms of Section 2.1(a), in the event that the offering of Registrable Securities is to be made by or through an underwriter, the Corporation, if requested by the underwriter, shall enter into an underwriting agreement with a managing underwriter or underwriters in connection with such offering containing representations, warranties, indemnities and agreements customarily included (but not inconsistent with the covenants and agreements of the Corporation contained herein) by an issuer of common stock in underwriting agreements with respect to offerings of common stock for the account of, or on behalf of, such issuers. In the event an Underwritten Offering is not consummated because any condition to the obligations under any related written agreement with such underwriters is not met or waived, and such failure to be met or waived is not attributable to the fault of any Stockholder, such Underwritten Offering will not count for purposes of determining when future Demand Registrations of Shelf Takedowns may be requested by such Stockholder hereunder.

(d)    Each Selling Stockholder agrees that upon receipt of any notice from the Corporation of the happening of any event of the kind described in Sections 4.3(a)(ix)(C), 4.3(a)(ix)(D)), or 4.3(a)(x), such Selling Stockholder shall forthwith discontinue (in the case of Section 4.3(a)(ix)(D), only in the relevant jurisdiction set forth in such notice) such Selling Stockholder’s disposition of Registrable Securities pursuant to the applicable registration statement and prospectus relating thereto until such Selling Stockholder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 4.3(a)(x) and, if so directed by the Corporation, deliver to the Corporation, at the Corporation’s expense, all copies, other than permanent file copies, then in such Selling Stockholder’s possession of the prospectus current at the time of receipt of such notice relating to such Registrable Securities.

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Section 4.4    Registration Expenses. All expenses incident to the Corporation’s performance of, or compliance with, its obligations under Article II of this Agreement including, without limitation, all registration and filing fees, all fees and expenses of compliance with securities and “blue sky” laws, all fees and expenses associated with filings required to be made with the FINRA (including, if applicable, reasonable and customary fees and expenses of any “qualified independent underwriter” as such term is defined in Rule 5121 of the FINRA), all fees and expenses of compliance with securities and “blue sky” laws, all printing (including, without limitation, expenses of printing certificates for the Registrable Securities in a form eligible for deposit with the Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by a holder of Registrable Securities) and copying expenses, all messenger and delivery expenses, all fees and expenses of the Corporation’s independent certified public accountants and counsel (including with respect to “comfort” letters and opinions) and reasonable and customary fees and expenses of one firm of counsel for the Selling Stockholders (which counsel shall be chosen by the holders of a majority of the Registrable Securities included in the applicable offering) (collectively, the “Registration Expenses”) shall be borne by the Corporation, regardless of whether a registration is effected; provided, that the Corporation’s obligation for fees and expenses of counsel for the Selling Stockholders shall not exceed $150,000 per registered transaction (inclusive of any blue sky and FINRA-related counsel costs), and excludes fees and expenses for non-customary opinions or deliverables (including foreign law opinions), which shall be borne by the requesting holders. The Corporation will pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties, the expense of any annual audit and the expense of any liability insurance) and the expenses and fees for listing the securities to be registered on each securities exchange and included in each established over-the-counter market on which similar securities issued by the Corporation are then listed or traded. Each Selling Stockholder shall pay its portion of all underwriting discounts and commissions and transfer taxes, if any, relating to the sale of such Selling Stockholder’s Registrable Securities pursuant to any registration.

Section 4.5    Request for Information; Certain Rights.

(a)    Request for Information. Reasonably before the expected filing date of each registration statement pursuant to this Agreement, the Corporation shall notify each Stockholder who has timely provided the requisite notice hereunder entitling the Stockholder to register Registrable Securities in such registration statement of the information, documents and instruments from such Stockholder that the Corporation or any underwriter reasonably requests in connection with such registration statement, including, but not limited to a questionnaire, custody agreement, power of attorney, lock-up letter and underwriting agreement (the “Requested Information”). Such Stockholder shall promptly return the Requested Information to the Corporation. If the Corporation has not received the Requested Information (or a written assurance from such Stockholder that the Requested Information that cannot practicably be provided prior to filing of the registration statement will be provided in a timely fashion) from such Stockholder within a reasonable period of time (as determined by the Corporation in good faith) prior to the filing of the applicable Registration Statement, the Corporation may file such Registration Statement without including Registrable Securities of such Stockholder. The failure to so include in any registration statement the Registrable Securities of a Stockholder (with regard to that registration statement) shall not in and of itself result in any liability on the part of the Corporation to such Stockholder.

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(b)    Registrable Securities Transactions.  If requested by any Stockholder in connection with any transaction involving any Registrable Securities (including any sale or other transfer of such securities without registration under the Securities Act, any margin loan with respect to such securities and any pledge of such securities), the Corporation agrees to provide such Stockholder with customary assistance to facilitate such transaction or similar transaction, including, without limitation, (i) such action as such Stockholder may reasonably request from time to time to enable such Stockholder to sell Registrable Securities without registration under the Securities Act and (ii) entering into an “issuer’s agreement” in connection with any margin loan with respect to such securities in customary form. Without limiting the foregoing, the Corporation acknowledges and agrees that a Stockholder may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Registrable Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act and, if required under the terms of such arrangement, such Stockholder may transfer pledged or secured Registrable Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Corporation and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Stockholder’s expense, the Corporation will execute and deliver such reasonable documentation as a pledgee or secured party of Registrable Securities may reasonably request in connection with a pledge or transfer of the Registrable Securities, including, if the Registrable Securities are subject to registration pursuant to this Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder.

(c)    In-Kind Distributions. If any Stockholder (and/or any of their Affiliates) seeks to effectuate an in-kind distribution of all or part of their Registrable Securities to their respective direct or indirect equityholders, the Corporation will, subject to any applicable lock-ups, work with the foregoing Persons to facilitate such in-kind distribution in the manner requested and consistent with the Corporation’s obligations under the Securities Act.

(d)    No Grant of Future Registration Rights. Except pursuant to the proviso to Section 6.10 the Corporation shall not grant any shelf, demand, piggyback or incidental registration rights that are senior to, or pari passu with (with respect to priority or underwriting cutbacks) or otherwise inconsistent with the rights granted to the Stockholders hereunder to any other Person without the prior written consent of the Investor.

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Section 4.6    Exchange Act Compliance. So long as the Corporation (a) has registered a class of securities under Section 12 or Section 15 of the Exchange Act and (b) files reports under Section 13 of the Exchange Act, then the Corporation shall take all actions reasonably necessary to enable Stockholders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such rule may be amended from time to time or any similar rules or regulations adopted by the SEC, including, without limiting the generality of the foregoing, (i) making and keeping public information available, as those terms are understood and defined in Rule 144 promulgated under the Securities Act, (ii) filing with the SEC in a timely manner all reports and other documents required of the Corporation under the Exchange Act, (iii) at the request of any Stockholder if such Stockholder proposes to sell securities in compliance with Rule 144, forthwith furnish to such Stockholder, as applicable, a written statement of compliance with the reporting requirements of the SEC as set forth in Rule 144 and make available to such Stockholder such information as will enable the Stockholder to make sales pursuant to Rule 144 and (iv) for securities that will be sold pursuant to Rule 144, reasonably cooperating with the Stockholders to cause the transfer agent to remove any restrictive legend on certificates evidencing Registrable Securities. If a legend removal request is made, the Corporation will, no later than two (2) Business Days following the delivery of a legended certificate representing such Securities (or a request for legend removal, in the case of Securities issued in book-entry form), deliver or cause to be delivered to such Stockholder a certificate representing such Securities that is free from all restrictive legends or an equivalent book-entry position, as requested by such Stockholder.

Section 4.7    Participating Stockholder. By written notice delivered to the Corporation, any Stockholder (an “Opting-Out Stockholder”) may elect to waive its right to participate in Underwritten Offerings and to be a Piggyback Seller and participate in a Piggyback Registration (an “Opt-Out”), until such time as the written notice is rescinded in writing. During such time as an Opt-Out is in effect: (a) the Opting-Out Stockholder shall not receive notices of any proposed Demand Registration, Shelf Takedown or Piggyback Registration and (b) shall not be entitled to participate in any such registration or offering.

ARTICLE V

INDEMNIFICATION

Section 5.1    By the Corporation. The Corporation agrees to indemnify, defend and hold harmless, to the fullest extent permitted by law, each Stockholder and each of their respective Affiliates and their respective officers, directors, employees, managers, partners, advisors, agents and representatives and each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) such Stockholder or such other Person indemnified under this Section 5.1 from and against all losses, claims, damages, liabilities and expenses, whether joint or several (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses) (collectively, the “Losses”), to which they are or any of them may become subject under the Securities Act, the Exchange Act or other U.S. federal or state statutory law (including any applicable “blue sky” laws), rule or regulation, at common law or otherwise, insofar as such Losses arise out of, are based upon, are caused by or relate to any untrue statement (or alleged untrue statement) of a material fact contained or incorporated in any registration statement, prospectus or preliminary prospectus, offering circular, offering memorandum or Disclosure Package (including a Free Writing Prospectus) or any amendment or supplement thereto or any filing or document incidental to such registration or qualification of the securities as required by this Agreement, or any omission (or alleged omission) of a material fact required to be stated therein or necessary to make the statements therein not misleading, except that no Person indemnified shall be indemnified hereunder insofar as the same are made in conformity with and in reliance on information furnished in writing to the Corporation by such Person concerning such Person expressly for use therein. Such indemnification obligation shall be in addition to any liability that the Corporation may otherwise have to any such indemnified person. In connection with an Underwritten Offering and without limiting any of the Corporation’s other obligations under this Agreement, the Corporation shall also indemnify such underwriters, their officers, directors, employees and agents and each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) such underwriters or such other Person indemnified under this Section 5.1 to the same extent as provided above with respect to the indemnification (and exceptions thereto) of Selling Stockholders. Reimbursements payable pursuant to the indemnification contemplated by this Section 5.1 will be made by periodic payments during the course of any investigation or defense, as and when bills are received or expenses incurred.

23

Section 5.2    By the Selling Stockholders. In connection with any registration statement in which a Stockholder is participating, each such Selling Stockholder will furnish to the Corporation in writing information regarding such Selling Stockholder’s ownership of Registrable Securities and its intended method of distribution thereof and, to the extent permitted by law, shall, severally and not jointly, indemnify the Corporation, its Affiliates and their respective directors, officers, employees and agents and each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) the Corporation or such other Person indemnified under this Section 5.2 against all Losses to which they are or any of them may become subject under the Securities Act, the Exchange Act or other U.S. federal or state statutory law (including any applicable “blue sky” laws), rule or regulation, at common law or otherwise, insofar as such Losses arise out of, are based upon, are caused by or relate to any untrue statement of material fact contained or incorporated in any registration statement, prospectus or preliminary prospectus, offering circular, offering memorandum or Disclosure Package (including a Free Writing Prospectus) or any amendment or supplement thereto or any filing or document incidental to such registration or qualification of the securities as required by this Agreement, or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or omission is made in conformity with and in reliance on information furnished in writing by such Person concerning such Person expressly for use therein; provided, however, that each Selling Stockholder’s obligation to indemnify the Corporation hereunder shall, to the extent more than one Person is subject to the same indemnification obligation, be apportioned between each Person based upon the net amount received by each Person from the sale of such Registrable Securities, as compared to the total net amount received by all of the indemnifying Persons pursuant to such registration statement. Notwithstanding the foregoing, no Person shall be liable to the Corporation and the underwriters for aggregate amounts in excess of the lesser of (i) such apportionment and (ii) the net amount received by such holder (after deducting any discounts and commissions) from the disposition of Registrable Securities in the offering giving rise to such liability.

24

Section 5.3    Notice. Any Person entitled to indemnification hereunder shall give prompt (but in any event within 30 days after such Person has actual knowledge of the facts constituting the basis for indemnification) written notice to the indemnifying party of any claim with respect to which it seeks indemnification; provided, however, the failure to give such notice shall not release the indemnifying party from its obligation, except to the extent that the indemnifying party has been materially prejudiced by such failure to provide such notice on a timely basis.

Section 5.4    Defense of Actions. In any case in which any claim, action or proceeding (including any governmental investigation) is brought against any Person in respect of which indemnification may be sought pursuant to this Article V (an “indemnified party”), and it notifies the Person against whom such indemnity may be sought (an “indemnifying party”) of the commencement thereof (provided that that the failure or delay to give such notice shall not relieve the indemnifying party of its obligations pursuant to this Agreement except to the extent that it shall be determined by a court of competent jurisdiction that such indemnifying party has been materially prejudiced by such failure or delay), the indemnifying party will be entitled to participate therein, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnified party shall have the right, but not the obligation, to participate in any such defense and to retain its own counsel, but the indemnifying party will not (so long as it shall continue to have the right to defend, contest, litigate and settle the matter in question in accordance with this paragraph) be liable to such indemnified party hereunder for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, supervision and monitoring (unless (i) such indemnified party reasonably objects to such assumption on the grounds that there may be defenses available to it which are different from or in addition to the defenses available to such indemnifying party, (ii) counsel to the indemnifying party has informed the indemnifying party that the joint representation of the indemnifying party and one or more indemnified parties could be inappropriate under applicable standards of professional conduct, or (iii) the indemnifying party shall have failed within a reasonable period of time to assume such defense and the indemnified party is or is reasonably likely to be prejudiced by such delay, in any such event the indemnified party shall be promptly reimbursed by the indemnifying party for the expenses incurred in connection with retaining separate legal counsel). An indemnifying party shall not be liable for any settlement of an action or claim effected without its consent (such consent not to be unreasonably withheld, conditioned or delayed). The indemnifying party shall lose its right to defend, contest, litigate and settle a matter if it shall fail to diligently contest such matter (except to the extent settled in accordance with the next following sentence). No matter shall be settled by an indemnifying party without the consent of the indemnified party (which consent shall not be unreasonably withheld, conditioned or delayed, it being understood that the indemnified party shall not be deemed to be unreasonable in withholding its consent if the proposed settlement imposes any obligation on the indemnified party).

25

Section 5.5    Indemnification Priority. The Corporation hereby acknowledges and agrees that any of the Persons entitled to indemnification and contribution pursuant to this Section 5 (each, a “Corporation Indemnitee” and collectively, the “Corporation Indemnitees”) may have certain rights to indemnification, advancement of expenses and/or insurance provided by other sources. The Corporation hereby acknowledges and agrees (i) that it is the indemnitor of first resort (i.e., its obligations to a Corporation Indemnitee are primary and any obligation of such other sources to advance expenses or to provide indemnification for the same expenses or liabilities incurred by such Corporation Indemnitee are secondary) and (ii) that it shall be required to advance the full amount of expenses incurred by a Corporation Indemnitee and shall be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement to the extent legally permitted and as required by the terms of this Agreement without regard to any rights a Corporation Indemnitee may have against such other sources. The Corporation further agrees that no advancement or payment by such other sources on behalf of a Corporation Indemnitee with respect to any claim for which such Corporation Indemnitee has sought indemnification, advancement of expenses or insurance from the Corporation shall affect the foregoing, and that such other sources shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Corporation Indemnitee against the Corporation.

Section 5.6    Survival. The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified Person and will survive the transfer of the Registrable Securities and the termination of this Agreement.

Section 5.7    Contribution. If recovery is not available or is insufficient under the foregoing indemnification provisions for any reason or reasons other than as specified therein, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party with respect to any Losses (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions that resulted in such Losses, as well as any other relevant equitable considerations, or (ii) if the allocation provided by clause (i) is not permitted by applicable Law, in such proportion as is appropriate to reflect not only the relative fault referred to in clause (i) but also the relative benefit of the Corporation, on the one hand, and such Stockholder, on the other, in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of a Person will be determined by reference to, among other things, the Persons’ relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and other equitable considerations appropriate under the circumstances. It is hereby agreed that it would not necessarily be equitable if the amount of such contribution were determined by pro rata or per capita allocation. Each Selling Stockholder’s obligation to contribute pursuant to this Section 5.7 shall, to the extent more than one Person is subject to the same contribution obligation, be apportioned between each Person based upon the net amount received by each Person from the sale of such Registrable Securities, as compared to the total net amount received by all of the indemnifying Persons pursuant to such registration statement. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not found guilty of such fraudulent misrepresentation. Notwithstanding the foregoing, no Selling Stockholder or transferee thereof shall be required to make a contribution in excess of the net amount received by such holder from its sale of Registrable Securities in connection with the offering that gave rise to the contribution obligation.

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ARTICLE VI

MISCELLANEOUS

Section 6.1     Notices. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by electronic mail (delivery receipt requested) or nationally recognized overnight courier, addressed to such party at the address or electronic mail address set forth below or such other address or electronic mail address as may hereafter be designated in writing by such party to the other parties:

(a)      if to the Corporation, to:

Laird Superfood, Inc.

5303 Spine Road, Suite 204

Boulder, Colorado 80301

Attention: Chief Executive Officer

E-mail: jvieth@lairdsuperfood.com

with a copy to:

Haynes and Boone, LLP

2801 N. Harwood Street, Suite 2300

Dallas, Texas 75201

Attention: Dan Malone; Matthew L. Fry

Email: dan.malone@haynesboone.com;

matt.fry@haynesboone.com.

(b)      if to the Stockholders, to their respective addresses set forth on Schedule I with a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, NY 10019-6064

Attention: Bianca Levin-Soler, James E. Langston, Tim Cruickshank

Email: blevin-soler@paulweiss.com; jlangston@paulweiss.com;

tcruickshank@paulweiss.com.

Section 6.2    Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or entity or any circumstance, is found to be invalid or unenforceable in any jurisdiction, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

27

Section 6.3    Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall, taken together, be considered one and the same agreement, it being understood that both parties need not sign the same counterpart. Facsimile, scanned or electronic counterpart signatures to this Agreement shall be binding and enforceable.

Section 6.4    Entire Agreement; No Third Party Beneficiaries. This Agreement (a) constitutes the entire agreement and supersedes all other prior agreements, both written and oral, among the parties with respect to the subject matter hereof and (b) is not intended to confer upon any Person, other than the parties hereto (and their permitted successors and assigns), any rights or remedies hereunder, except as provided in Article V, in each case which Persons are intended to benefit from, and to be entitled to enforce, Article V, as applicable.

Section 6.5    Further Assurances. Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the provisions of this Agreement and the consummation of the transactions contemplated hereby.

Section 6.6    Expenses. Except as provided herein or in the Investment Agreement, each party hereto shall be responsible for all fees and expenses incurred by such party in the negotiation, preparation and implementation of this Agreement and the transactions contemplated hereby.

Section 6.7    Governing Law; Equitable Remedies. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF). The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions and other equitable remedies to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the Selected Courts (as defined below), this being in addition to any other remedy to which they are entitled at law or in equity. Any requirements for the securing or posting of any bond with respect to such remedy are hereby waived by each of the parties hereto. Each party further agrees that, in the event of any action for an injunction or other equitable remedy in respect of such breach or enforcement of specific performance, it will not assert the defense that a remedy at law would be adequate.

28

Section 6.8    Consent To Jurisdiction. With respect to any suit, action or proceeding (“Proceeding”) arising out of or relating to this Agreement or any transaction contemplated hereby each of the parties hereto hereby irrevocably (a) submits to the exclusive jurisdiction of the state courts or the federal courts of the United States of America located in the State of New York (the “Selected Courts”) and waives any objection to venue being laid in the Selected Courts whether based on the grounds of forum non conveniens or otherwise and hereby agrees not to commence any such Proceeding other than before one of the Selected Courts; provided, however, that a party may commence any Proceeding in a court other than a Selected Court solely for the purpose of enforcing an order or judgment issued by one of the Selected Courts; (b) consents to service of process in any Proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, or by recognized international express carrier or delivery service, to the Corporation or to the applicable party hereto at their respective addresses referred to in Section 6.1; provided, however, that nothing herein shall affect the right of any party hereto to serve process in any other manner permitted by law; and (c) TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING IN WHOLE OR IN PART UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AND AGREES THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS WILL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

Section 6.9    Amendments; Waivers.

(a)    This Agreement may be amended, waived or supplemented with the written consent of the Corporation and the Investor, or if the Investor is not a party hereto, the holders of a majority-in-interest of the Registrable Securities then outstanding; provided, that any amendment or waiver that disproportionately and adversely affects the rights of the Investor relative to other holders shall require the written consent of the Investor.

(b)    No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 6.10    Assignment. Neither this Agreement nor any of the rights or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties; provided, however, that each Stockholder may, without the consent of the other parties, assign any of its rights and obligations hereunder as Stockholder (and not in any other capacity) upon any direct Transfer of Registrable Securities to a Transferee, so long as such Transferee, if not already a party to this Agreement, executes and delivers to the Corporation a joinder in the form attached hereto as Exhibit A. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

29

Section 6.11    Recapitalizations, Exchanges Affecting the Registrable Securities. The provisions of this Agreement shall apply, to the full extent set forth herein, with respect to the Registrable Securities, to any and all shares of the Corporation or any successor or assign of the Corporation (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution of the Registrable Securities, by reason of a dividend of Common Shares, share subdivision or split, share issuance, reverse share split, combination, recapitalization, reclassification, merger, consolidation or otherwise.

[Remainder of page intentionally left blank]

30

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

LAIRD SUPERFOOD, INC.

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

SCHEDULE I

Notices

If to the Investor or any Investor Party, to the Investor at:

c/o Nexus Capital Management LP
11100 Santa Monica Blvd., Suite 250
Los Angeles, California 90025
Attention: Michael Cohen; Kayla Dean Obia
E-Mail: mcohen@nexuslp.com; kdean@nexuslp.com

with a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019-6064
Attention: Bianca Levin-Soler, James E. Langston, Tim Cruickshank

E-Mail: blevin-soler@paulweiss.com; jlangston@paulweiss.com;

tcruickshank@paulweiss.com

FORM OF JOINDER TO
REGISTRATION RIGHTS AGREEMENT

THIS JOINDER (this “Joinder”) to that certain Registration Rights Agreement (the “Agreement”) dated as of [                  ], among Laird Superfood, Inc., a Nevada corporation (the “Corporation), Gateway Superfood NSSIII Investment, LLC, Gateway Superfood NSSIV Investment, LLC and the Other Stockholders party thereto, is made and entered into as of [●] [●], 20[●] by and between the Corporation and [NAME OF STOCKHOLDER TRANSFEREE] (the “Transferee”). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Agreement.

WHEREAS, the Transferee has acquired Shares of the Corporation, and the Agreement requires the Transferee to become a party to the Agreement, and Transferee agrees to do so in accordance with the terms hereof.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder hereby agree as follows:

1.         Agreement to be Bound. The Transferee hereby agrees that upon execution of this Joinder, [he, she or it] shall become a party to the Agreement and shall be fully bound by, entitled to all the rights and benefits of, and subject to, all of the covenants, terms and conditions of the Agreement as though an original party thereto and Stockholder thereunder.

2.         Successors and Assigns. Except as otherwise provided in the Agreement, this Joinder shall bind and inure to the benefit of and be enforceable by the Corporation and each other party to the Agreement and their respective successors and assigns so long as the Transferee holds any Registrable Securities.

3.         Counterparts. This Joinder may be executed in separate counterparts, including by facsimile, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

4.         Notices. For purposes of Section 6.1 of the Agreement, all notices, demands or other communications to the Transferee shall be directed to:

[Name]

[Address]

[Attention]

5.         Governing Law. THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF).

6.         Descriptive Headings. The descriptive headings of this Joinder are inserted for convenience only and do not constitute a part of this Joinder.

IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of the date first above written.

LAIRD SUPERFOOD, INC.

By:
Name:
Title:

[TRANSFEREE]

By:
Name:
Title:

Annex D

CERTIFICATE OF DESIGNATION OF PREFERRED STOCK

(Pursuant to Section 78.1955 of the Nevada Revised Statutes)

Pursuant to the Nevada Revised Statutes (the “NRS”), the Board of Directors (the “Board”) of Laird Superfood, Inc., a corporation organized and existing under the laws of the State of Nevada (the “Corporation”), in accordance with the Company’s Articles of Incorporation and the NRS, DOES HEREBY CERTIFY

FIRST: That, the Articles of Incorporation of the Corporation (the “Articles of Incorporation”) authorize the issuance of up to Five Million (5,000,000) shares of preferred stock and each such share has a par value of $0.001, of the Corporation (“Preferred Stock”) in one or more series and expressly vests the Board, subject to any limitations prescribed by the law of the State of Nevada, with the authority to fix by resolution or resolutions the designations, vesting, powers (including voting powers), preferences and relative, participating, optional or other rights (and the qualifications, limitations or restrictions thereof), and to fix the number of shares constituting any such series, and to increase or decrease the number of shares of any such series (but not below the number of shares thereof then outstanding);

SECOND: That, pursuant to the authority vested in the Board by the Articles of Incorporation, the Board on December 19, 2025, adopted the following resolution designating a new series of Preferred Stock as “Series A Convertible Preferred Stock”:

NOW, THEREFORE, BE IT RESOLVED, that, pursuant to the authority vested in the Board in accordance with the provisions of Article IV of the Articles of Incorporation and the NRS, a series of Preferred Stock of the Corporation designated as “Series A Convertible Preferred Stock” is hereby authorized, and the designations, vesting, powers (including voting powers), preferences and relative, participating, optional or other rights (and the qualifications, limitations or restrictions thereof) of the Series A Convertible Preferred Stock shall be as follows:

D-1

Page

1.	Designation		1

2.	Defined Terms		1

3.	Rank		8

4.	Dividends		8

	4.1	Accrual of Dividends	8

	4.2	Dividend Calculations	8

	4.3	Dividends on the Common Stock	8

5.	Liquidation		8

	5.1	Liquidation	8

	5.2	Insufficient Assets	9

	5.3	Notice Requirement	9

6.	Voting; Consent		9

	6.1	As-Converted Voting	9

	6.2	Consent	9

7.	Redemption		10

	7.1	Fundamental Change Redemption	10

	7.2	Holder Optional Redemption	11

	7.3	Insolvency Redemption	11

	7.4	Fundamental Change Redemption Notice	11

	7.5	Holder Optional Redemption Notice	12

	7.6	Insufficient Funds; Remedies for Nonpayment	12

	7.7	Surrender of Certificates	12

	7.8	Rights Subsequent to Redemption	13

8.	Conversion		13

	8.1	Holders’ Optional Right to Convert	13

	8.2	Mandatory Conversion	13

	8.3	Procedures for Conversion; Effect of Conversion	14

	8.4	Reservation of Stock	15

	8.5	No Charge or Payment	15

	8.6	Adjustment to Conversion Price and Number of Conversion Shares	15

9.	Reissuance of Series A Preferred Stock		25

i

10.	Notices	25

11.	Amendments and Waiver	25

12.	Withholding	26

13.	Tax Matters	26

ii

1.    Designation. There shall be a series of Preferred Stock that shall be designated as “Series A Convertible Preferred Stock” (the “Series A Preferred Stock”) and the number of shares constituting such series (“Shares”) shall be 110,000 with a par value of $0.001 per Share and an initial Stated Value (as defined below) of $1,000.00 per Share. The powers (including voting powers), preferences and relative, participating, optional or other rights (and the qualifications, limitations or restrictions thereof) of the Series A Preferred Stock shall be as set forth herein. The Series A Preferred Stock shall be issued in book-entry form on the Corporation’s share ledger.

2.    Defined Terms. For purposes hereof, the following terms shall have the following meanings:

“Accumulated Stated Value” has the meaning set forth in Section 4.1.

“ADTV” means the average daily trading volume (adjusted for any stock dividends, combinations, splits, recapitalizations or similar with respect to the Common Stock) per Trading Day (as reported by Bloomberg).

“Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, or is controlled by, or is under common control with, such Person including, in the case of Nexus Capital Management LP and its Affiliates, any investment fund, vehicle or account sponsored or managed by such Person or any other Person that controls, is controlled by, or is under common control with such Person; provided, however, that the Corporation and its Subsidiaries shall not be deemed to be Affiliates of any holder of Shares of Series A Preferred Stock or any of their Affiliates. For this purpose, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise.

“Articles of Incorporation” has the meaning set forth in the Recitals.

“as-converted basis” means (i) with respect to the outstanding shares of Common Stock as of any date, all outstanding shares of Common Stock calculated on a basis in which all shares of Common Stock issuable upon conversion of the outstanding Shares of Series A Preferred Stock (at the Conversion Price in effect on such date) are assumed to be outstanding as of such date and (ii) with respect to any outstanding Shares of Series A Preferred Stock as of any date, the number of shares of Common Stock issuable upon conversion of such Shares of Series A Preferred Stock on such date (at the Conversion Price in effect on such date).

“beneficially own”, “beneficial ownership of”, or “beneficially owning” any securities shall have the meaning set forth in Rule 13d-3 of the rules and regulations under the Exchange Act; provided, that any Person shall be deemed to beneficially own any securities that such Person has the right to acquire, whether or not such right is exercisable immediately (including assuming conversion of all Preferred Stock, if any, owned by such Person to Common Stock).

“Board” has the meaning set forth in the Recitals.

“Business Day” means a day other than a Saturday, Sunday or other day on which the SEC or banks in the City of New York or Las Vegas, Nevada are authorized or required by law to close.

“Certificate of Designation” means this Certificate of Designation of Series A Convertible Preferred Stock of Laird Superfood, Inc., as it may be amended from time to time.

“Change in Tax Law” has the meaning set forth in Section 13.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Common Stock” means the common stock, par value $0.001 per share, of the Corporation.

“Common Stock Liquidity Conditions” will be satisfied if: (a) the offer and sale of such share of Common Stock by such holder upon receipt of such Common Stock are registered pursuant to an effective registration statement under the Securities Act and such registration statement is reasonably expected by the Corporation to remain effective and usable by the holder to sell such share of Common Stock, continuously during the period from, and including, the date such share of Common Stock is issued to such holder pursuant to such Mandatory Conversion to, and including, the thirtieth (30th) calendar day thereafter; (b) each share of Common Stock referred to in clause (a) above (i) will, when issued (1) be admitted for book-entry settlement through the Depositary with an “unrestricted” CUSIP number; and (2) not be represented by any Certificate that bears a legend referring to transfer restrictions under the Securities Act or other securities laws; and (ii) will, when issued, be listed and admitted for trading, without suspension or material limitation on trading, on any of The New York Stock Exchange, The NYSE American, The NASDAQ Capital Market, The NASDAQ Global Market or The NASDAQ Global Select Market (or any of their respective successors); and (c) (i) the Corporation has not received any written threat or notice of delisting or suspension by the applicable exchange referred to in clause (b)(ii) above with a reasonable prospect of delisting, after giving effect to all applicable notice and appeal periods; and (ii) no such delisting or suspension is reasonably likely to occur or is pending based on the Corporation falling below the minimum listing maintenance requirements of such exchange.

“Compounded Dividends” has the meaning set forth in Section 4.1.

“Conversion Date” has the meaning set forth in Section 8.3(b).

“Conversion Price” means, initially, $3.57 per Share, as adjusted from time to time in accordance with Section 8.6.

“Conversion Shares” means the shares of Common Stock or other capital stock of the Corporation then issuable upon conversion of the Series A Preferred Stock in accordance with the terms of Section 8.

“Corporation” has the meaning set forth in the Preamble.

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“Corporation Repurchase Price” means, as of any date of redemption (or Liquidation, if applicable), the greater of (a) an amount in cash equal to the sum of (i) the Accumulated Stated Value, plus (ii) accrued and unpaid dividends thereon (without duplication of Compounded Dividends) plus (iii) the remaining Dividends that would accrue (giving effect to any compounding thereof) on such share of Series A Preferred Stock being redeemed from the day immediately following date of redemption (or Liquidation, if applicable) to the fifth anniversary of the Issue Date and (b) the payment that a holder of Shares of Series A Preferred Stock would have received had such holders, immediately prior to such redemption (or Liquidation, if applicable), converted such Shares then held by such holder into shares of Common Stock at the applicable Conversion Price then in effect in accordance with Section 8.1, before any distributions are made to holders of Common Stock and all other Junior Securities and subject to the rights of the holders of any Parity Securities or Senior Securities and the rights of the Corporation’s existing and future creditors.

“Current Market Price” means, on any day, the average of the Daily VWAP for the five (5) consecutive Trading Days ending the Trading Day immediately prior to the day in question.

“Daily VWAP” means the consolidated volume-weighted average price per share of Common Stock as displayed under the heading “Bloomberg VWAP” on the Bloomberg page for the “<equity> AQR” page corresponding to the “ticker” for such Common Stock (or its equivalent successor if Bloomberg ceases to publish such price, or such page is not available) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such Trading Day (or if such volume-weighted average price is unavailable, the closing price of one share of such Common Stock on such Trading Day). The “volume weighted average price” shall be determined without regard to after-hours trading or any other trading outside of the regular trading session trading hours.

“Dividend Rate” means 5.00% per annum, which amount shall be reduced to 0.00% per annum on the fifth anniversary of the Issue Date.

“Dividends” has the meaning set forth in Section 4.1.

“Equity Securities” has the meaning ascribed to such term in Rule 405 promulgated under the Securities Act as in effect on the date hereof, and in any event includes any stock, any partnership interest, any limited liability company interest and any other interest, right or security convertible into, or exchangeable or exercisable for, capital stock, partnership interests, limited liability company interests or otherwise having the attendant right to vote for directors or similar representatives.

“Ex-Dividend Date” means the first date on which shares of Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive the issuance, dividend or distribution in question, from the Corporation or, if applicable, from the seller of Common Stock on such exchange or market (in the form of due bills or otherwise) as determined by such exchange or market.

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“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Expiration Date” has the meaning set forth in Section 8.6(e).

“Fundamental Change” shall be deemed to have occurred when any of the following has occurred:

(a)         a “person” or “group” within the meaning of Section 13(d) of the Exchange Act, other than the Corporation, its Wholly-owned Subsidiaries, the employee benefit plans of the Corporation and its Wholly-owned Subsidiaries or Nexus Capital Management LP or its Affiliates, files a Schedule TO or any schedule, form or report under the Exchange Act that discloses that such person or group has become the direct or indirect “beneficial owner,” as defined in Rule 13d-3 under the Exchange Act, of the Common Stock representing more than 50% of the voting power of the Common Stock;

(b)         the consummation of (i) any recapitalization, reclassification or change of the Common Stock (other than changes resulting from a subdivision or combination) as a result of which the Common Stock is converted into, or exchanged for, stock, other securities, other property or assets; (ii) any share exchange, consolidation or merger of the Corporation pursuant to which the Common Stock will be converted into cash, securities or other assets; or (iii) any sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of the Corporation and its Subsidiaries, taken as a whole, to any person or group other than any of the Corporation’s Wholly-owned Subsidiaries; provided, however, that a transaction described in clause (ii) in which the holders of all classes of the Corporation’s Common Stock immediately prior to such transaction own, directly or indirectly, more than 50% of all classes of Common Stock of the continuing or surviving corporation or transferee or the parent thereof immediately after such transaction in substantially the same proportions as such ownership immediately prior to such transaction shall not be a Fundamental Change pursuant to this clause (b);

(c)         the stockholders of the Corporation approve any plan or proposal for the liquidation or dissolution of the Corporation; or

(d)         the Common Stock (or other common stock underlying the Series A Preferred Stock) ceases to be listed or quoted on any of The New York Stock Exchange, NYSE American, The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market (or any of their respective successors);

provided, however, that a transaction or transactions described in clause (a) or clause (b) above shall not constitute a Fundamental Change, if at least 90% of the consideration received or to be received by the common stockholders of the Corporation, excluding cash payments for fractional shares and cash payments made in respect of dissenters’ appraisal rights, in connection with such transaction or transactions consists of shares of common stock that are listed or quoted on any of The New York Stock Exchange, NYSE American, The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market (or any of their respective successors) or will be so listed or quoted when issued or exchanged in connection with such transaction or transactions and as a result of such transaction or transactions the Series A Preferred Stock become convertible into such consideration, excluding cash payments for fractional shares and cash payments made in respect of dissenters’ appraisal rights. If any transaction in which the Common Stock is replaced by the securities of another entity occurs, references to the Corporation in this definition shall instead be references to such other entity.

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“Fundamental Change Redemption” shall have the meaning specified in Section 7.1.

“Fundamental Change Redemption Date” shall have the meaning specified in Section 7.4(b).

“Fundamental Change Redemption Notice” shall have the meaning specified in Section 7.1.

“Governmental Authority” means any government, court, regulatory or administrative agency, commission, arbitrator (public or private) or authority or other legislative, executive or judicial governmental entity (in each case including any self-regulatory organization), whether federal, state or local, domestic, foreign or multinational.

“Holder Optional Redemption” shall have the meaning specified in Section 7.2.

“Holder Optional Redemption Date” shall have the meaning specified in Section 7.5(b).

“Holder Optional Redemption Notice” shall have the meaning specified in Section 7.2.

“Insolvency Event” means:

(a)    any voluntary or involuntary liquidation, dissolution or winding up of the Corporation or any of its Subsidiaries;

(b)    an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of the Corporation or any of its Subsidiaries, or of a substantial part of the property or assets of the Corporation or any of its Subsidiaries, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Corporation or any of its Subsidiaries or for a substantial part of the property or assets of the Corporation or any of its Subsidiaries or (iii) the winding-up or liquidation of the Corporation or any of its Subsidiaries, and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered; or

(c)    the Corporation or any of its Subsidiaries shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in clause (b) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Corporation or any of its Subsidiaries or for a substantial part of the property or assets of the Corporation or any of its Subsidiaries, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) become unable or admit in writing its inability or fail generally to pay its debts as they become due.

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“Investment Agreement” means that certain Investment Agreement dated December 21, 2025 between the Corporation, Gateway Superfood NSSIII Investment, LLC and Gateway Superfood NSSIV Investment, LLC.

“IRS” means the United States Internal Revenue Service.

“Issue Date” means [●], 2026.

“Junior Securities” means, collectively, the Common Stock and each other class or series of capital stock now existing or hereafter authorized, classified or reclassified, the terms of which do not expressly provide that such class or series ranks on a parity basis with or senior to the Series A Preferred Stock as to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

“Last Reported Sale Price” of the Common Stock on any date means the closing sale price per share (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock is traded. If the Common Stock is not listed for trading on a U.S. national or regional securities exchange on the relevant date, the “Last Reported Sale Price” shall be the last quoted bid price per share for the Common Stock in the over-the-counter market on the relevant date as reported by OTC Markets Group Inc. or a similar organization. If the Common Stock is not so quoted, the “Last Reported Sale Price” shall be the average of the mid-point of the last bid and ask prices per share for the Common Stock on the relevant date from each of at least three nationally recognized independent investment banking firms selected by the Corporation for this purpose.

“Laws” mean all state or federal laws, common law, statutes, ordinances, codes, rules or regulations, orders, executive orders, judgments, injunctions, governmental guidelines or interpretations have the force of law, Permits, decrees, or other similar requirement enacted, adopted, promulgated, or applied by any Governmental Authority.

“Liquidation” has the meaning set forth in Section 5.1.

“Notice of Conversion” has the meaning set forth in Section 8.3(b).

“NYSE American” means The NYSE American.

“Parity Securities” means any class or series of capital stock, the terms of which expressly provide that such class ranks pari passu with the Series A Preferred Stock as to dividend rights and rights on the distribution of assets on any voluntary or involuntary bankruptcy, liquidation, dissolution or winding up of the affairs of the Corporation.

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“Permits” mean all licenses, franchises, permits, certificates, approvals and authorizations from Governmental Authorities.

“Person” means an individual, corporation, limited liability company, partnership, joint venture, association, trust, unincorporated organization or any other entity, including a Governmental Authority.

“Preferred Stock” has the meaning set forth in the Recitals.

“Reorganization Event” has the meaning set forth in Section 8.6(f).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Senior Securities” means any class or series of capital stock, the terms of which expressly provide that such class ranks senior to any series of the Series A Preferred Stock, has preference or priority over the Series A Preferred Stock as to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

“Series A Preferred Stock” has the meaning set forth in Section 1.

“Shares” has the meaning set forth in Section 1.

“Spin-Off” has the meaning set forth in Section 8.6(d).

“Stated Value” means, with respect to any Share on any given date, $1,000.00.

“Subsidiary” when used with respect to any Person, means any corporation, limited liability company, partnership, association, trust or other entity of which (x) securities or other ownership interests representing more than 50% of the ordinary voting power (or, in the case of a partnership, more than 50% of the general partnership interests) or (y) sufficient voting rights to elect at least a majority of the board of directors or other governing body are, as of such date, owned by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

“Tax” and “Taxes” means any and all United States federal, state, local or non-United States taxes, fees, levies, duties, tariffs, imposts, and other similar charges (together with any and all interest, penalties and additions to tax) imposed by any Governmental Authority, including taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers’ compensation, unemployment compensation or net worth; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value added or gains taxes; license, registration and documentation fees; and customs duties, tariffs and similar charges, together with any interest, or penalties and additions to tax imposed by any Governmental Authority.

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“Trading Day” means a Business Day on which the NYSE American (or any other national securities exchange on which the Common Stock is listed at such time) is open for business.

“Wholly-owned Subsidiary” means, at any time, any Subsidiary of which all of the issued and outstanding Equity Securities (other than directors’ qualifying shares and shares held by a resident of the jurisdiction, in each case, as required by law) are owned by any one (1) or more of the Corporation and the Corporation’s other Wholly-owned Subsidiaries at such time.

3.    Rank. With respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, all Shares of the Series A Preferred Stock shall rank (a) senior to all Junior Securities, (b) pari passu with any Parity Securities in issue from time to time, and (c) junior to all Senior Securities.

4.    Dividends and Other Distributions.

4.1    Accrual of Dividends. From and after the Issue Date of the Shares, cumulative dividends (“Dividends”) on each such Share shall accrue whether or not there are funds legally available for the payment of dividends, on a daily basis in arrears at the applicable Dividend Rate on the sum of (i) the Stated Value thereof plus, (ii) once compounded, any Compounded Dividends thereon (the Stated Value plus accumulated Compounded Dividends, the “Accumulated Stated Value”). All accrued dividends on any Share shall compound quarterly on the last day of March, June, September and December of each calendar year and shall be added to the then current Accumulated Stated Value (“Compounded Dividends”).

4.2    Dividend Calculations. Dividends on the Series A Preferred Stock shall accrue on the basis of a 360-day year, consisting of twelve (12), thirty (30) calendar day periods, and shall accrue daily commencing on the Issue Date, and shall be deemed to accrue from such date whether or not earned or declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends.

4.3    Dividends on the Common Stock. If the Corporation declares a dividend or makes a distribution of cash (or any other distribution treated as a dividend under Section 301 of the Code) on its Common Stock, each holder of Shares of Series A Preferred Stock shall be entitled to participate in such dividend or distribution in an amount equal to the largest number of whole shares of Common Stock into which all Shares of Series A Preferred Stock (including any unpaid Compounded Dividends and, without duplication, accrued but unpaid dividends up to, but excluding, the record date for the applicable distribution) held of record by such holder is convertible pursuant to Section 8 herein as of the record date for such dividend or distribution or, if there is no specified record date, as of the date of such dividend or distribution.

5.    Liquidation.

5.1    Liquidation. In the event of any Insolvency Event of the Corporation (a “Liquidation”), the holders of Shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, pari passu with any payment to the holders of any Parity Securities and subject to the rights of Senior Securities and the Corporation’s creditors, but before any distribution or payment out of the assets of the Corporation shall be made to the holders of Junior Securities by reason of their ownership thereof, an amount in cash equal to the Corporation Repurchase Price.

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5.2    Insufficient Assets. If upon any Liquidation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of the Shares of Series A Preferred Stock the Corporation Repurchase Price to which they are entitled under Section 5.1, (a) the holders of the Shares shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective full preferential amounts which would otherwise be payable in respect of the Series A Preferred Stock and any Parity Securities in the aggregate upon such Liquidation if all amounts payable on or with respect to such Shares were paid in full, taking into account the Corporation Repurchase Price payable in respect of such Series A Preferred Stock, and (b) the Corporation shall not make or agree to make, or set aside for the benefit of the holders of Junior Securities, any payments to the holders of Junior Securities.

5.3    Notice Requirement. In the event of any Liquidation, the Corporation shall, within ten (10) days of the date the Board approves such action, or no later than twenty (20) days of any stockholders’ meeting called to approve such action, or within twenty (20) days of the commencement of any involuntary proceeding, whichever is earlier, give each holder of Shares of Series A Preferred Stock written notice of the proposed action. Such written notice shall describe the material terms and conditions of such proposed action, including a description of the stock, cash and property to be received by the holders of Shares upon consummation of the proposed action and the date of delivery thereof. If any material change in the facts set forth in the initial notice shall occur, the Corporation shall promptly give written notice to each holder of Shares of such material change.

6.    Voting; Consent.

6.1    As-Converted Voting. Each holder of outstanding Shares of Series A Preferred Stock shall be entitled to vote with holders of outstanding shares of Common Stock, voting together as a single class, with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration (whether at a meeting of stockholders of the Corporation, by written action of stockholders in lieu of a meeting or otherwise), except as provided by law. In any such vote, each holder of Shares of Series A Preferred Stock shall be entitled to a number of votes equal to the largest number of whole shares of Common Stock into which all Shares of Series A Preferred Stock (including any unpaid Compounded Dividends and, without duplication, accrued but unpaid dividends up to, but excluding, the record date for the applicable distribution) held of record by such holder is convertible pursuant to Section 8 herein as of the record date for such vote or written consent or, if there is no specified record date, as of the date of such vote or written consent; provided that, in accordance with the NYSE American voting rights rules, the Conversion Price used in this Section 6 for any Shares of Series A Preferred Stock issued after [●]1 shall be the “Minimum Price” as defined in the applicable NYSE American rules (as such rules may be amended from time to time) measured at the time of delivery of the Additional Shares Purchase Notice under the Investment Agreement related to the issuance of such Shares of Series A Preferred Stock and solely to the extent that such “Minimum Price” exceeds the Conversion Price used for purposes other than this Section 6 (as adjusted in accordance with Section 8); provided, further, that the foregoing proviso shall be interpreted to ensure that the voting rights of the Series A Preferred Stock at all times comply with the NYSE American voting rules. Each holder of outstanding Shares of Series A Preferred Stock shall be entitled to notice of all stockholder meetings (or requests for written consent) in accordance with the Corporation’s bylaws.

6.2    Consent. As long as any Share of Series A Preferred Stock is outstanding, without the prior written approval of the holders of at least a majority of the Series A Preferred Stock issued and outstanding, the Corporation shall not:

(a) amend, modify or supplement any provision of (a) this Certificate of Designation or (b) the Articles of Incorporation or bylaws of the Corporation in a manner that would have an adverse effect on the rights, powers, preferences or privileges of the holders of the Series A Preferred Stock; provided that issuance of additional Junior Securities shall not be deemed to have an adverse effect on the holders of Series A Preferred Stock;

1 To reflect the issue date of the initial 50,000 shares of preferred stock issued.

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(b) redeem the Series A Preferred Stock, other than in accordance with Section 7; or

(c) create (by reclassification or otherwise) or issue any Parity Securities or Senior Securities.

7.    Redemption.

7.1    Fundamental Change Redemption. Subject to the provisions of this Section 7, upon the occurrence of a Fundamental Change, each holder of Series A Preferred Stock shall have the right to require the Corporation to redeem, and the Corporation shall redeem, out of funds legally available therefor, any or all of the then-outstanding Shares of Series A Preferred Stock held by such holder (a “Fundamental Change Redemption”) for a price per Share equal to the Corporation Repurchase Price. In connection with a Fundamental Change, the Corporation shall provide to the holders of Series A Preferred Stock written notice of the proposed Fundamental Change (the “Fundamental Change Redemption Notice”) at least prior to the twentieth (20th) calendar day prior to the date on which the Corporation anticipates consummating a Fundamental Change (or if later and subject to this Section 7.1, promptly after the Corporation discovers that a Fundamental Change may occur). Any such Fundamental Change Redemption shall occur on the date of consummation of the Fundamental Change and in accordance with the Fundamental Change Redemption Notice , if such notice is received by the holders of Series A Preferred Stock at least five (5) Business Days prior to the consummation of such Fundamental Change (solely in the case of the Corporation discovering a Fundamental Change may occur following the twenty (20) calendar day period above and within five (5) Business Days after the consummation of such Fundamental Change if the Corporation shall discover the occurrence of such Fundamental Change at a later date). In exchange for the cancellation of Shares of Series A Preferred Stock of their certificate or certificates, if any, or an affidavit of loss, representing such Shares on or after the applicable Fundamental Change Redemption Date in accordance with Section 7.7 below, the Corporation Repurchase Price for the Shares being redeemed shall be payable in cash by the Corporation in immediately available funds to the respective holders of the Series A Preferred Stock, except to the extent prohibited by applicable Nevada law, and provided that the Corporation shall only be required to pay the Fundamental Change Redemption Price simultaneously with, or immediately after, satisfaction of all of the Corporation’s obligations under the Delayed Draw Facility, the Revolving Credit Facility, the Indentures and the Convertible Notes after giving effect to any waivers, amendments or modifications thereof.

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7.2    Holder Optional Redemption. Subject to the provisions of this Section 7, at any time on or following the seventh anniversary of the Issue Date, each holder of Series A Preferred Stock shall have the right to require the Corporation to redeem, and the Corporation shall redeem, out of funds legally available therefor, all such Shares of Series A Preferred Stock held by such holder (a “Holder Optional Redemption”) for a price per Share equal to the Corporation Repurchase Price. Any such Holder Optional Redemption shall occur not less than sixty (60) days and not more than ninety (90) days following receipt by the Corporation of a written election notice (the “Holder Optional Redemption Notice”) from the applicable holder of Series A Preferred Stock. In exchange for the surrender to the Corporation by the respective holders of Shares of Series A Preferred Stock of their certificate or certificates, if any, or an affidavit of loss, representing such Shares on or after the applicable Holder Optional Redemption Date in accordance with Section 7.7 below, the Corporation Repurchase Price for the Shares being redeemed shall be payable in cash by the Corporation in immediately available funds to the respective holders of the Series A Preferred Stock, except to the extent prohibited by applicable Nevada law.

7.3    Insolvency Redemption. Upon the occurrence of an Insolvency Event, the Corporation shall immediately redeem out of assets legally available therefor all the then outstanding Shares of Series A Preferred Stock for an amount equal to the Corporation Repurchase Price. In exchange for the surrender to the Corporation by the respective holders of Shares of Series A Preferred Stock of their certificate or certificates, if any, or an affidavit of loss, representing such Shares on or after the applicable Insolvency Event in accordance with Section 7.7 below, the Corporation Repurchase Price for the Shares being redeemed shall be payable in cash by the Corporation in immediately available funds to the respective holders of the Series A Preferred Stock, except to the extent prohibited by applicable Nevada law and subject to the rights of the holders of any Parity Securities or Senior Securities and the rights of the Corporation’s existing and future creditors.

7.4    Fundamental Change Redemption Notice. Each Fundamental Change Redemption Notice shall state:

(a)    the Corporation Repurchase Price;

(b)    the date of the closing of the redemption, which pursuant to Section 7.1 shall be the date of consummation of the Fundamental Change (the applicable date, the “Fundamental Change Redemption Date”);

(c)    the current Conversion Price of the Series A Preferred Stock, after giving effect to any adjustments pursuant to Section 8.6;

(d)    a description of the information needed from the holder to elect to participate in such redemption, including a form of any notice required to be delivered by a holder to participate in such redemption;

(e)    a description of the payments and other actions required to be made or taken in order to satisfy all of the Corporation’s obligations under any outstanding indebtedness; and

(f)    the manner and place designated for surrender by the holder to the Corporation of his, her or its certificate or certificates, if any, representing the Shares of Series A Preferred Stock to be redeemed.

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7.5    Holder Optional Redemption Notice. Each Holder Optional Redemption Notice shall state:

(a)    the number of Shares of Series A Preferred Stock held by the holder that the holder requires the Corporation to redeem on the Holder Optional Redemption Date; and

(b)    the date of the closing of the redemption, which pursuant to Section 7.2 shall be no earlier than sixty (60) days and not later than ninety (90) days following circulation by the holder of Series A Preferred Stock to the Corporation of the Holder Optional Redemption Notice (the applicable date, the “Holder Optional Redemption Date”).

7.6    Insufficient Funds; Remedies for Nonpayment.

(a)    Insufficient Funds. If on any redemption date the assets of the Corporation legally available are insufficient to pay the full Corporation Repurchase Price for the total number of Shares to be redeemed, the Corporation shall (i) take all commercially reasonable actions required and permitted under applicable law to maximize the assets legally available for paying the Corporation Repurchase Price, as applicable, (ii) redeem out of all such assets legally available therefor on the applicable redemption date the maximum possible number of Shares that it can redeem on such date, pro rata among the holders of such Shares to be redeemed in proportion to the aggregate number of Shares to be redeemed by each such holder on the applicable redemption date and (iii) following the applicable redemption date, at any time and from time to time when additional assets of the Corporation become legally available to redeem the remaining Shares, the Corporation shall use such assets to pay the remaining balance of the aggregate applicable Corporation Repurchase Price.

(b)    Remedies For Nonpayment. If on any redemption date all of the Shares to be redeemed pursuant to such redemption are not redeemed in full by the Corporation by paying the entire redemption price until such Shares are fully redeemed and the aggregate redemption price is paid in full, all of the unredeemed Shares shall remain outstanding and continue to have the rights, preferences and privileges expressed herein, including the accrual and accumulation of dividends thereon as provided in Section 4.

7.7    Surrender of Certificates. On or before the redemption date, each holder of Shares of Series A Preferred Stock being redeemed shall surrender the certificate or certificates, if any, representing such Shares to the Corporation to the Corporation’s corporate secretary at the Corporation’s headquarters, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto), or, in the event such certificate or certificates are lost, stolen or missing, shall deliver an affidavit of loss to the Corporation’s corporate secretary at the Corporation’s headquarters. Each surrendered certificate shall be canceled and retired and the Corporation shall thereafter make payment of the Corporate Repurchase Price by certified check or wire transfer to the holder of record of such certificate; provided, that if less than all the Shares represented by a surrendered certificate are redeemed, then a new stock certificate representing the unredeemed Shares shall be issued in the name of the applicable holder of record of the canceled stock certificate.

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7.8    Rights Subsequent to Redemption. If on the redemption date the Corporate Repurchase Price is paid (or tendered for payment) for any of the Shares to be redeemed on such redemption date, then on such date all rights of the holder in the Shares so redeemed and paid or tendered, including any rights to dividends on such Shares, shall cease, and such Shares shall no longer be deemed issued and outstanding.

8.    Conversion.

8.1    Holders’ Optional Right to Convert. Subject to the provisions of this Section 8, at any time and from time to time on or after the Issue Date, any holder of Series A Preferred Stock shall have the right by written election to the Corporation to convert all or any portion of the outstanding Shares of Series A Preferred Stock (including any fraction of a Share) held by such holder into an aggregate number of shares of Common Stock as is determined by (a) multiplying the number of Shares (including any fraction of a Share) to be converted by the sum of (i) the Accumulated Stated Value plus (ii) Compounded Dividends (if such Dividends have not yet been added to the Accumulated Stated Value) and, without duplication, accrued but unpaid dividends up to, but excluding, the Conversion Date on such Shares to be converted (or in the case of any conversion in connection with a Fundamental Change, the Corporation Repurchase Price) and then (b) dividing the result by the Conversion Price in effect immediately prior to such conversion, and in addition thereto the holder shall receive cash in lieu of any fractional shares as set out in Section 8.3(c). For the avoidance of doubt, holders shall have the right to convert pursuant to this Section 8.1 prior to the occurrence of a Fundamental Change.

8.2    Mandatory Conversion Subject to the provisions of this Section 8, and subject to the Common Stock Liquidity Conditions, at any time following the 30-month anniversary of the Issue Date, (a) if for a consecutive period of at least one-hundred and twenty (120) Trading Days, (i) the closing price per share of Common Stock exceeds $7.50 (as adjusted from time to time consistent with adjustments to the Conversion Price as set forth in Section 8.6) and (ii) the ADTV for the Common Stock is 100,000 shares of Common Stock, and (b) the Corporation’s EBITDA for the preceding four (4) fiscal quarters for which financial statements are available is at least $1.0 million, then the Corporation may elect to convert all of the outstanding Shares of Series A Preferred Stock (including any fraction of a Share) (the “Mandatory Conversion Right”) at the Conversion Price in effect immediately prior to such conversion (with the aggregate number of shares of Common Stock to be delivered by the Corporation determined pursuant to the formula set forth in Section 8.1), and in addition thereto the holder shall receive cash in lieu of any fractional shares as set out in Section 8.3(c); provided, that in the case of an election to convert less than all of the outstanding Shares of Series A Preferred Stock, the Corporation shall convert the same pro rata portion of each holder’s Shares converted pursuant to this Section 8.2. The Corporation will not exercise its Mandatory Conversion Right, or otherwise send a Notice of Conversion, with respect to any Series A Preferred Stock pursuant to this Section 8.2 unless the Common Stock Liquidity Conditions are satisfied with respect to the Mandatory Conversion. The date (the “Mandatory Conversion Date”) for any Mandatory Conversion will be a Business Day of the Corporation’s choosing that is no more than twenty (20), nor less than ten (10), Business Days after the Notice of Mandatory Conversion for such Mandatory Conversion. To exercise its Mandatory Conversion Right with respect to any shares of Series A Preferred Stock, the Corporation must send to each holder of such shares a written notice of such exercise (a “Notice of Mandatory Conversion”). Such Notice of Mandatory Conversion must state: (1) that the Corporation has exercised its Mandatory Conversion Right to cause the Mandatory Conversion of the shares, briefly describing the Corporation’s Mandatory Conversion Right under this Certificate of Designation; (2) the Mandatory Conversion Date for such Mandatory Conversion and the date scheduled for the settlement of such Mandatory Conversion; (3) that shares of Series A Preferred Stock subject to Mandatory Conversion may be converted earlier at the option of the holders thereof pursuant to an Optional Conversion at any time before the close of business on the Business Day immediately before the Mandatory Conversion Date; (4) the Conversion Price in effect on the Notice of Mandatory Conversion Date for such Mandatory Conversion; and (5) the CUSIP and ISIN numbers, if any, of the Series A Preferred Stock.

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8.3    Procedures for Conversion; Effect of Conversion.

(a)    Mandatory Conversion. If the Corporation duly exercises, in accordance with Section 8, its Mandatory Conversion Right with respect to any share of Series A Preferred Stock, then (1) the Mandatory Conversion of such share will occur automatically and without the need for any action on the part of the holder(s) thereof; and (2) the shares of Common Stock due upon such Mandatory Conversion will be registered in the name of the holder(s) of such shares of Series A Preferred stock as of the close of business on the related Mandatory Conversion Date.

(b)    Procedures for Holder Conversion. In order to effectuate a conversion of Shares of Series A Preferred Stock pursuant to Section 8.1 a holder shall (i) submit a written election to the Corporation, that such holder elects to convert Shares specifying the number of Shares elected to be converted (a “Notice of Conversion”). The holders shall surrender, along with a Notice of Conversion, if applicable, to the Corporation the certificate or certificates, if any, representing the Shares being converted, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto) or, in the event such certificate or certificates are lost, stolen or missing, accompanied by an affidavit of loss executed by the holder. The conversion of such Shares hereunder shall be deemed effective as of the date of submission of the Notice of Conversion and surrender of such Series A Preferred Stock certificate or certificates, if any, or delivery of such affidavit of loss, if applicable (such date, the “Optional Conversion Date” and, together with the Mandatory Conversion Date, the “Conversion Dates”). Upon the receipt by the Corporation of a Notice of Conversion and the surrender of such certificate(s) and accompanying materials (if any), the Corporation shall as promptly as practicable (but in any event within ten (10) days thereafter) deliver to the relevant holder or holders, as applicable (A) the number of shares of Common Stock (including, subject to Section 8.3(c), any fractional share) to which such holder or holders shall be entitled upon conversion of the applicable Shares as calculated pursuant to Section 8.1, as applicable, and, if applicable (B) the number of Shares of Series A Preferred Stock delivered to the Corporation for conversion but otherwise not elected to be converted pursuant to the written election, in each case in book-entry form on the Corporation’s share ledger. All shares of capital stock issued hereunder by the Corporation shall be duly and validly issued, fully paid and non-assessable, free and clear of all Taxes, liens, charges and encumbrances with respect to the issuance thereof.

(c)    Fractional Shares. The Corporation shall not issue any fractional shares of Common Stock upon conversion of Series A Preferred Stock. Instead the Corporation shall pay a cash adjustment to the holder of Series A Preferred Stock being converted based upon the Current Market Price on the Trading Day prior to the Conversion Date.

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(d)    Effect of Conversion. All Shares of Series A Preferred Stock converted as provided in Section 8.1 or Section 8.2, as applicable, shall no longer be deemed outstanding as of the applicable Conversion Date and all rights with respect to such Shares shall immediately cease and terminate as of such time (including, without limitation, any right of redemption pursuant to Section 7), other than the right of the holder to receive shares of Common Stock and payment in lieu of any fraction of a Share in exchange therefor.

8.4    Reservation of Stock. The Corporation shall at all times when any Shares of Series A Preferred Stock is outstanding reserve and keep available out of its authorized but unissued shares of capital stock, solely for the purpose of issuance upon the conversion of the Series A Preferred Stock, such number of shares of Common Stock issuable upon the conversion of all outstanding Series A Preferred Stock pursuant to this Section 8, taking into account any adjustment to such number of shares so issuable in accordance with Section 8.6 hereof. The Corporation shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance). The Corporation shall not close its books against the transfer of any of its capital stock in any manner which would prevent the timely conversion of the Shares of Series A Preferred Stock.

8.5    No Charge or Payment. The issuance of certificates for shares of Common Stock upon conversion of Shares of Series A Preferred Stock pursuant to Section 8.1 or Section 8.2, as applicable, shall be made without payment of additional consideration by, or other charge, cost or Tax to, the holder in respect thereof.

8.6    Adjustment to Conversion Price and Number of Conversion Shares. In order to prevent dilution of the conversion rights granted under this Section 8, the Conversion Price and the number of Conversion Shares issuable on conversion of the Shares of Series A Preferred Stock shall be subject to adjustment, without duplication, from time to time as provided in this Section 8.6, except that the Corporation shall not make any adjustment to the Conversion Price if each holder of the Series A Preferred Stock participates, at the same time and upon the same terms as all holders of Common Stock and solely as a result of holding Series A Preferred Stock, in any transaction described in this Section 8.6, without having to convert its Series A Preferred Stock, as if each such holder held a number of shares of Common Stock that would be issuable upon conversion of such Series A Preferred Stock in accordance with Section 8.1 (without giving effect to the proposed adjustment and notwithstanding the exercise by any holder of its rights pursuant to Section 5.15 of the Investment Agreement).

(a)    Subdivisions and Combinations. In case the outstanding shares of Common Stock shall be subdivided (whether by stock split, recapitalization or otherwise) into a greater number of shares of Common Stock or combined (whether by consolidation, reverse stock split or otherwise) into a lesser number of shares of Common Stock, then the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision or combination becomes effective shall be adjusted to equal the product of the Conversion Price in effect on such date and a fraction the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such subdivision or combination, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such subdivision or combination. Such adjustment shall become effective retroactively to the close of business on the day upon which such subdivision or combination becomes effective.

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(b)    Stock Dividends or Distributions. If the Corporation shall issue shares of Common Stock as a dividend or distribution on all or substantially all shares of Common Stock or if the Corporation effects a stock split or combination of the Common Stock (other than as set forth in Section 8.6(f)), the Conversion Price shall be adjusted based on the following formula:

CP1	=	CP0	×	OS0
OS1

where,

CP1    =      the Conversion Price in effect immediately after the open of business on the Ex-Dividend Date for such dividend or distribution or the effective date of such share split or share combination, as the case may be;

CP0    =      the Conversion Price in effect immediately prior to the open of business on the Ex-Dividend Date for such dividend or distribution or the effective date of such share split or share combination, as the case may be;

OS0    =      the number of shares of Common Stock outstanding immediately prior to the open of business on the Ex-Dividend Date for such dividend or distribution or the effective date of such share split or share combination, as the case may be; and

OS1    =      the number of shares of Common Stock that would be outstanding immediately after giving effect to such dividend, distribution, share split or share combination, as the case may be.

Any adjustment made under this clause (b) shall become effective immediately after the open of business on such Ex-Dividend Date for such dividend or distribution, or immediately after the open of business on the effective date for such share split or share combination, as applicable. If any dividend or distribution of the type described in this clause (b) is declared but not so paid or made, the Conversion Price shall be immediately readjusted, effective as of the date the Board determines not to pay such dividend or distribution, to the Conversion Price that would then be in effect if such dividend or distribution had not been declared or announced.

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(c)    Distributions of Rights, Options or Warrants. If the Corporation shall distribute to all or substantially all holders of its Common Stock any rights, options or warrants (other than rights, options or warrants distributed in connection with a stockholders’ rights plan, in which case the provisions of Section 8.6(f) shall apply) entitling them to purchase, for a period of not more than 45 calendar days from the announcement date for such distribution, shares of the Common Stock at a price per share less than the average of the Last Reported Sale Prices of the Common Stock for the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement date for such distribution, the Conversion Price shall be decreased based on the following formula:

CP1	=	CP0	×	OS0 + X
OS0 + Y

where

CP1    =      the Conversion Price in effect immediately after the open of business on the Ex-Dividend Date for such distribution;

CP0    =      the Conversion Price in effect immediately prior to the open of business on the Ex-Dividend Date for such distribution;

OS0    =      the number of shares of the Common Stock outstanding immediately prior to the open of business on the Ex-Dividend Date for such distribution;

X        =      the number of shares of the Common Stock equal to the aggregate price payable to exercise such rights, options or warrants, divided by the average of the Last Reported Sale Prices of the Common Stock over the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the announcement date of such distribution; and

Y        =      the total number of shares of the Common Stock issuable pursuant to such rights, options or warrants.

Any decrease made under this clause (c) shall be made successively whenever any such rights, options or warrants are distributed and shall become effective immediately after the open of business on the Ex-Dividend Date for such distribution. To the extent that shares of the Common Stock are not delivered after the expiration of such rights, options or warrants, the Conversion Price shall be increased to the Conversion Price that would then be in effect had the increase with respect to the distribution of such rights, options or warrants been made on the basis of delivery of only the number of shares of the Common Stock actually delivered. If such rights, options or warrants are not so distributed, the Conversion Price shall be increased to the Conversion Price that would then be in effect if such record date for such distribution had not occurred.

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For purposes of this clause (c), in determining whether any rights, options or warrants entitle the holders to subscribe for or purchase shares of the Common Stock at a price per share less than such average of the Last Reported Sale Prices of the Common Stock for the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the announcement date for such distribution, and in determining the aggregate offering price of such shares of the Common Stock, there shall be taken into account any consideration received by the Corporation for such rights, options or warrants and any amount payable upon exercise or conversion thereof, the value of such consideration, if other than cash, as reasonably determined by the Corporation in good faith.

(d)    Distributions of Equity Securities, Indebtedness, other Securities, Assets or Property. If the Corporation distributes shares of its Equity Securities, evidences of its Indebtedness, other assets or property of the Corporation or rights, options or warrants to acquire its Equity Securities or other securities to all or substantially all holders of Common Stock, excluding:

        (i)      dividends or distributions as to which adjustment is required to be effected pursuant to clause (b) or (c) above;

        (ii)     rights issued to all holders of the Common Stock pursuant to a rights plan, where such rights are not presently exercisable, trade with the Common Stock and the plan provides that the holders of Shares of Series A Preferred Stock will receive such rights;

        (iii)    dividends or distributions in which Series A Preferred Stock participates on an as-converted basis pursuant to Section 4.3; and

        (iv)    Spin-Offs described below in this clause (d),

then the Conversion Price shall be decreased based on the following formula:

CP1	=	CP0	×	SP0 – FMV
SP0

where,

CP1    =      the Conversion Price in effect immediately after the open of business on the Ex-Dividend Date for such distribution;

CP0    =      the Conversion Price in effect immediately prior to the open of business on the Ex-Dividend Date for such distribution;

SP0    =      the average of the Last Reported Sale Prices of the Common Stock over the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Ex-Dividend Date for such distribution; and

FMV  =      the fair market value (as determined by the Board  in good faith) of the shares of Equity Securities, evidence of Indebtedness, securities, assets or property distributed with respect to each outstanding share of the Common Stock immediately prior to the open of business on the Ex-Dividend Date for such distribution.

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Any decrease made under the portion of this clause (d) above shall become effective immediately after the open of business on the Ex-Dividend Date for such distribution. If such distribution is not so paid or made, the Conversion Price shall be increased to be the Conversion Price that would then be in effect if such distribution had not been declared.

Notwithstanding the foregoing, if “FMV” (as defined above) is equal to or greater than “SP0” (as defined above), in lieu of the foregoing decrease, each holder of Shares of Series A Preferred Stock may elect to receive at the same time and upon the same terms as holders of shares of Common Stock without having to convert its Series A Preferred Stock, the amount and kind of the Equity Securities, evidences of the Corporation’s Indebtedness, other assets or property of the Corporation or rights, options or warrants to acquire its Equity Securities or other securities of the Corporation that such holder would have received as if such holder owned a number of shares of Common Stock into which the Share of Series A Preferred Stock was convertible at the Conversion Price in effect on the Ex-Dividend Date for the distribution. If the Board determines the “FMV” (as defined above) of any distribution for purposes of this clause (d) by reference to the actual or when-issued trading market for any securities, it shall in doing so consider the prices in such market over the same period used in computing the Last Reported Sale Prices of the Common Stock over the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Ex-Dividend Date for such distribution.

With respect to an adjustment pursuant to this clause (d) where there has been a payment of a dividend or other distribution on the Common Stock in shares of Equity Securities of any class or series, or similar equity interests, of or relating to a Subsidiary or other business unit of the Corporation that will be, upon distribution, listed on a U.S. national or regional securities exchange (a “Spin-Off”), the Conversion Price shall be decreased based on the following formula:

CP1	=	CP0	×	MP0
FMV + MP0

where,

CP1    =      Conversion Price in effect immediately after the end of the Valuation Period;

CP0    =      the Conversion Price in effect immediately prior to the end of the Valuation Period;

FMV  =      the average of the Last Reported Sale Prices of the Equity Securities or similar equity interest distributed to holders of the Common Stock applicable to one share of the Common Stock (determined by reference to the definition of Last Reported Sale Price as set forth in Section 2 as if references therein to Common Stock were to such Equity Securities or similar equity interest) over the first 10 consecutive Trading Day period after, and including, the Ex-Dividend Date of the Spin-Off (the “Valuation Period”); and

MP0    =      the average of the Last Reported Sale Prices of the Common Stock over the Valuation Period.

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Any adjustment to the Conversion Price under the preceding paragraph of this clause (d) shall be made immediately after the close of business on the last Trading Day of the Valuation Period. If the Conversion Date for any Share of Series A Preferred Stock to be converted occurs on or during the Valuation Period, then, notwithstanding anything to the contrary in this Certificate of Designation, the Corporation will, if necessary, delay the settlement of such conversion until the second (2nd) Business Day after the last Trading Day of the Valuation Period.

Notwithstanding the foregoing, if the “FMV” (as defined above) is equal to or greater than the Daily VWAP of the Common Stock over the Valuation Period, in lieu of the foregoing decrease, each holder of Shares of Series A Preferred Stock may elect to receive at the same time and upon the same terms as holders of shares of Common Stock without having to convert its Shares of Series A Preferred Stock, the amount and kind of Equity Securities or similar equity interest that such holder would have received as if such holder owned a number of shares of Common Stock into which the Series A Preferred Stock was convertible at the Conversion Price in effect on the Ex-Dividend Date for the distribution.

(e)    Tender Offer, Exchange Offer. If the Corporation or any of its Subsidiaries makes a payment in respect of a tender offer or exchange offer for the Common Stock, to the extent that the cash and value of any other consideration included in the payment per share of the Common Stock exceeds the average of the Last Reported Sale Prices of the Common Stock over the 10 consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the last date (the “Expiration Date”) on which tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended), the Conversion Price shall be decreased based on the following formula:

CP1	=	CP0	×	SP1 × OS0
AC + ( SP1 × OS1 )

where,

CP1    =      the Conversion Price in effect immediately after the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeeding the Expiration Date;

CP0    =      the Conversion Price in effect immediately prior to the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeeding the Expiration Date;

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AC     =      the aggregate value of all cash and any other consideration (as determined by the Board in good faith) paid or payable for shares purchased or exchanged in such tender or exchange offer;

SP1    =      the average of the Last Reported Sales Prices of the Common Stock of over the ten (10) consecutive Trading Day period beginning on, and including, the Trading Day next succeeding the Expiration Date (the “Tender/Exchange Offer Valuation Period”);

OS1    =      the number of shares of the Common Stock outstanding immediately after the close of business on the Expiration Date (adjusted to give effect to the purchase or exchange of all shares accepted for purchase in such tender offer or exchange offer); and

OS0    =      the number of shares of the Common Stock outstanding immediately prior to the Expiration Date (prior to giving effect to such tender offer or exchange offer).

provided, however, that the Conversion Price will in no event be adjusted up pursuant to this Section 8.6(e), except to the extent provided in the immediately following paragraph. The adjustment to the Conversion Price pursuant to this Section 8.6(e) will be calculated as of the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeeding the Expiration Date. If the Conversion Date for any share of Series A Preferred Stock to be converted occurs on the Expiration Date or during the Tender/Exchange Offer Valuation Period, then, notwithstanding anything to the contrary in this Certificate of Designation, the Corporation will, if necessary, delay the settlement of such conversion until the second (2nd) Business Day after the last Trading Day of the Tender/Exchange Offer Valuation Period.

(f)     Adjustment for Reorganization Events. If there shall occur any reclassification, statutory share exchange, reorganization, recapitalization, consolidation or merger involving the Corporation with or into another Person in which the Common Stock (but not the Series A Preferred Stock) is converted into or exchanged for securities, cash or other property (excluding a merger solely for the purpose of changing the Corporation’s jurisdiction of incorporation) including a Fundamental Change (without limiting the rights of holders of Series A Preferred Stock or the Corporation with respect to any Fundamental Change) (a “Reorganization Event”), then, subject to Section 5, following any such Reorganization Event, each Share of Series A Preferred Stock shall remain outstanding and be convertible into the number, kind and amount of securities, cash or other property which a holder of such Share of Series A Preferred Stock would have received in such Reorganization Event had such holder converted its Shares of Series A Preferred Stock into the applicable number of shares of Common Stock immediately prior to the effective date of the Reorganization Event using the Conversion Price applicable immediately prior to the effective date of the Reorganization Event; and, in such case, appropriate adjustment (as determined in good faith by the Board) shall be made in the application of the provisions in this Section 8.6 set forth with respect to the rights and interest thereafter of the holders of Series A Preferred Stock, to the end that the provisions set forth in this Section 8.6 (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably practicable, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series A Preferred Stock. Without limiting the Corporation’s obligations with respect to a Fundamental Change, the Corporation (or any successor) shall, no less than twenty (20) calendar days prior to the occurrence of any Reorganization Event, provide written notice to the holders of Series A Preferred Stock of the expected occurrence of such event and of the kind and amount of the cash, securities or other property that each Share of Series A Preferred Stock is expected to be convertible into under this Section 8.6(f). Failure to deliver such notice shall not affect the operation of this Section 8.6(f). The Corporation shall not enter into any agreement for a transaction constituting a Reorganization Event unless, to the extent that the Corporation is not the surviving corporation in such Reorganization Event, or will be dissolved in connection with such Reorganization Event, proper provision shall be made in the agreements governing such Reorganization Event for the conversion of the Series A Preferred Stock into stock of the Person surviving such Reorganization Event or such other continuing entity in such Reorganization Event.

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(g)    Stockholders’ Rights Plan. To the extent that any stockholders’ rights plan adopted by the Corporation is in effect upon conversion of the Shares of Series A Preferred Stock, the holders of Shares of Series A Preferred Stock will receive, in addition to any Common Stock due upon conversion, the appropriate number of rights, if any, under the applicable rights agreement (as the same may be amended from time to time). However, if, prior to any conversion, the rights have separated from the shares of the Common Stock in accordance with the provisions of the applicable stockholders’ rights plan, the Conversion Price will be adjusted at the time of separation as if the Corporation distributed to all holders of the Common Stock, shares of Equity Securities, evidences of Indebtedness, securities, assets or property as described in clause (d) above, subject to readjustment in the event of the expiration, termination or redemption of such rights.

(h)    Other Issuances. Except as stated in this Section 8.6, the Corporation shall not adjust the Conversion Price for the issuances of shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock or rights to purchase shares of Common Stock or such convertible or exchangeable securities.

(i)    [Reserved].

(j)    Rounding; Par Value; De-minimis Adjustments. All calculations under Section 8.6 shall be made to the nearest 1/10,000th of a cent or to the nearest 1/10,000th of a share, as the case may be. No adjustment in the Conversion Price shall reduce the Conversion Price below the then par value of the Common Stock. If an adjustment to the Conversion Price otherwise required by this Section 8.6 would result in a change of less than 1% to the Conversion Price, then, notwithstanding anything to the contrary in this Section 8.6, the Corporation may, at its election, defer and carry forward such adjustment, except that all such deferred adjustments must be given effect (i) when all such deferred adjustments would result in an aggregate change to the Conversion Price of at least 1%, (ii) on the Conversion Date of any Share of Series A Preferred Stock and (iii) in connection with Dividends paid on the Common Stock pursuant to Section 4.3 hereof.

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(k)    Treatment of Pre-Record Date Adjustments. Notwithstanding this Section 8.6 or any other provision of this Certificate of Designation, if a Conversion Price adjustment becomes effective on any Ex-Dividend Date, and a holder that has converted its Series A Preferred Stock on or after such Ex-Dividend Date and on or prior to the related record date would be treated as the record holder of the shares of Common Stock as of the related Conversion Date based on an adjusted Conversion Price for such Ex-Dividend Date, then, notwithstanding the Conversion Price adjustment provisions in this Section 8.6, the Conversion Price adjustment relating to such Ex-Dividend Date shall not be made for such converting holder. Instead, such holder shall be treated as if such holder were the record owner of the shares of Common Stock on an unadjusted basis and participate in the related dividend, distribution or other event giving rise to such adjustment.

(l)    Notwithstanding anything to the contrary in this Section 8, the Conversion Price shall not be adjusted:

(i)    upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Corporation’s securities and the investment of additional optional amounts in shares of Common Stock under any plan;

(ii)   upon the issuance of any shares of Common Stock or options or rights to purchase those shares pursuant to any present or future employee, director or consultant benefit plan or program of or assumed by the Corporation or any of the Corporation’s Subsidiaries;

(iii)  upon the issuance of any shares of the Common Stock pursuant to any option, warrant, right or exercisable, exchangeable or convertible security not described in clause (ii) of this subsection and outstanding as of the Issue Date;

(iv)  upon the repurchase of any shares of Common Stock pursuant to an open market share repurchase program or other buy back transaction, including structured or derivative transactions, that is not a tender or exchange offer of the kind described in Section 8.6(e);

(v)   solely for a change in the par value of the Common Stock; or

(vi)  for accrued and unpaid Dividends, if any.

(m)    Certificate as to Adjustment.

(i)    As promptly as reasonably practicable following any adjustment of the Conversion Price, but in any event not later than thirty (30) days thereafter, the Corporation shall furnish to each holder of record of Series A Preferred Stock at the address specified for such holder in the books and records of the Corporation (or at such other address as may be provided to the Corporation in writing by such holder) a certificate of an executive officer setting forth in reasonable detail such adjustment and the facts upon which it is based and certifying the calculation thereof.

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(ii)   As promptly as reasonably practicable following the receipt by the Corporation of a written request by any holder of Series A Preferred Stock, but in any event not later than thirty (30) days thereafter, the Corporation shall furnish to such holder a certificate of an executive officer certifying the Conversion Price then in effect and the number of Conversion Shares or the amount, if any, of other shares of stock, securities or assets then issuable to such holder upon conversion of the Shares of Series A Preferred Stock held by such holder.

(n)    Notices. In the event:

(i)    that the Corporation shall take a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon conversion of the Series A Preferred Stock) for the purpose of entitling or enabling them to receive any dividend or other distribution, to vote at a meeting (or by written consent), to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities, or to receive any other security; or

(ii)   of any capital reorganization of the Corporation, any reclassification of the Common Stock of the Corporation, any consolidation or merger of the Corporation with or into another Person, or sale of all or substantially all of the Corporation’s assets to another Person; or

(iii)  of the voluntary or involuntary dissolution, liquidation or winding-up of the Corporation;

then, and in each such case, unless the Corporation has previously publicly announced such information (including through filing or furnishing such information with the Securities and Exchange Commission), the Corporation shall send or cause to be sent to each holder of record of Series A Preferred Stock at the address specified for such holder in the books and records of the Corporation (or at such other address as may be provided to the Corporation in writing by such holder) at least ten (10) days prior to the applicable record date or the applicable expected effective date, as the case may be, for the event, a written notice specifying, as the case may be, (A) the record date for such dividend, distribution, meeting or consent or other right or action, and a description of such dividend, distribution or other right or action to be taken at such meeting or by written consent, or (B) the effective date on which such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up is proposed to take place, and the date, if any is to be fixed, as of which the books of the Corporation shall close or a record shall be taken with respect to which the holders of record of Common Stock (or such other capital stock or securities at the time issuable upon conversion of the Series A Preferred Stock) shall be entitled to exchange their shares of Common Stock (or such other capital stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, and the amount per share and character of such exchange applicable to the Series A Preferred Stock and the Conversion Shares.

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9.    Reissuance of Series A Preferred Stock. Shares of Series A Preferred Stock that have been issued and reacquired by the Corporation in any manner, including shares purchased or redeemed or exchanged or converted, shall (upon compliance with any applicable provisions of the laws of Nevada) have the status of authorized but unissued shares of Preferred Stock of the Corporation undesignated as to series and may be designated or re-designated and issued or reissued, as the case may be, as part of any series of preferred stock of the Corporation, provided that any issuance of such shares as Series A Preferred Stock must be in compliance with the terms hereof and the Investment Agreement.

10.    Notices. Except as otherwise provided herein, all notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by e-mail of a PDF document if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent (a) to the Corporation, at its principal executive offices and (b) to any stockholder, at such holder’s address at it appears in the stock records of the Corporation (or at such other address for a stockholder as shall be specified in a notice given in accordance with this Section 10).

11.    Amendments and Waiver.

(a)    Amendments Generally. Subject to Section 6.2, no provision of this Certificate of Designation may be amended, modified or waived, whether by merger, consolidation or otherwise, except by an instrument in writing executed by the Corporation and holders of a majority of outstanding Shares of Series A Preferred Stock, and any such written amendment, modification or waiver will be binding upon the Corporation and each holder of Series A Preferred Stock; provided, that any amendment, whether by merger, consolidation or otherwise, to (A)(i) decrease the Stated Value or Accumulated Stated Value, Optional Redemption Price, Corporation Repurchase Price or Dividend Rate of any Share of Series A Preferred Stock or otherwise amend or modify in any manner adverse to a holder of Series A Preferred Stock the Corporation’s obligations to pay, or the circumstances under which the Corporation is obligated to offer or pay, the Optional Redemption Price or the Corporation Repurchase Price, (ii) adversely affect the right of a holder of Series A Preferred Stock to convert Series A Preferred Stock into Common Stock or otherwise modify the provisions with respect to conversion in a manner adverse to a holder of Series A Preferred Stock, or increase the Conversion Price (or any amendment, modification or waiver, whether by merger or otherwise, which would in its application increase the Conversion Price) (subject to such modifications as are required under this Certificate of Designation) or (iii) otherwise amend any other terms of the Series A Preferred Stock in a manner that would have a disproportionate adverse effect on any holder of the Series A Preferred Stock as compared to other holders of the Series A Preferred Stock, requires the consent of holders of each Share of Series A Preferred Stock and to (B) without limiting the foregoing, amend or modify the provisions of Section 8.6 requires the consent of each holder of Series A Preferred Stock affected thereby. The holders of Series A Preferred Stock shall have all remedies available at law or in equity for a breach of this Certificate of Designation, including the right to seek specific performance.

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12.    Withholding. The Corporation and its paying agent shall be entitled to withhold Taxes on all payments on the Series A Preferred Stock or Common Stock or other securities issued upon conversion of the Series A Preferred Stock in each case to the extent required by applicable Law; provided that to the extent that the holders of Series A Preferred Stock have previously delivered an appropriate IRS Form W-8 or W-9 to the Corporation establishing an exemption for U.S. federal withholding (including backup withholding), the Corporation shall not be permitted to withhold unless the Corporation has provided such a holder advance written notice of its intent to withhold at least five (5) days prior to the payment of the amount subject to withholding, and has given such a holder a reasonable opportunity to provide any form or certificate available to reduce or eliminate such withholding. Within a reasonable amount of time after making such withholding payment, the Corporation shall furnish the applicable holder with copies of any tax certificate, receipt or other documentation reasonably acceptable to the holder evidencing such payment.

13.    Tax Matters. Absent a change in Tax law (a “Change in Tax Law”), or a contrary determination (as defined in Section 1313(a)(1) of the Code), the holders of Series A Preferred Stock and the Corporation agree (i) to treat the Series A Preferred Stock as “common stock” and not “preferred stock” for purposes of Section 305 of the Code and Treasury Regulations Section 1.305-5, (ii) not to treat any dividend paid on the Corporation’s Common Stock in which the Series A Preferred Stock participates as giving rise to a “disproportionate distribution” within the meaning of Section 305(b)(2) of the Code, and (iii) not to take any action that would reasonably be expected to cause any holder of the Series A Preferred Stock to recognize taxable income by reason of the operation of Section 305(b)(2) of the Code. Absent a Change in Tax Law, or a contrary determination (as defined in Section 1313(a)(1) of the Code), the Corporation shall treat any adjustment to the Conversion Price pursuant to Section 8.6 as being made pursuant to a “bona fide, reasonable, adjustment formula” within the meaning of Treasury Regulations Section 1.305-7(b) for U.S. federal and applicable state and local income Tax and withholding purposes, and shall not take any position inconsistent with such treatment.

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Preliminary Proxy Card - Subject to Completion

LAIRD SUPERFOOD, INC.
5303 SPINE ROAD, SUITE 204
BOULDER, CO 80301

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on [TBD], 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/LSF2026SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on [TBD], 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V83484-S30587 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

LAIRD SUPERFOOD, INC.

NOTE: Such other business as may properly come before the meeting or any recess(es), adjournment(s) or postponement(s) thereof will be voted on by the named proxies in their discretion.

The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). **If no direction is made, this proxy will be voted "FOR" Proposals 1, 2 and 3.** If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion.

	Yes	**No**
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

This communication presents only an overview of the more complete proxy materials. We encourage you to review all of the important information contained in the proxy materials before voting.

V83485-S30587

LAIRD SUPERFOOD, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
SPECIAL MEETING OF STOCKHOLDERS
[TBD], 2026

The stockholder(s) hereby appoint(s) Jason Vieth and Anya Hamill, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Laird Superfood, Inc. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at [TBD] a.m., Mountain Time on [TBD], 2026, via live web cast at www.virtualshareholdermeeting.com/LSF2026SM, and any recess(es), adjournment(s) or postponement(s) thereof.

In their discretion, Jason Vieth and Anya Hamill, or either of them, are authorized to vote upon such other business as may properly come before the Special Meeting of Stockholders.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF PROPOSALS 1, 2 AND 3, AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER BUSINESS THAT PROPERLY COMES BEFORE THE MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE